              AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                              ON OCTOBER 22, 1999

                                         SECURITIES ACT REGISTRATION NO. 2-91216
                                INVESTMENT COMPANY ACT REGISTRATION NO. 811-4023
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          / /
                          PRE-EFFECTIVE AMENDMENT NO.                        / /

                        POST-EFFECTIVE AMENDMENT NO. 37                      /X/

                                     AND/OR
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      / /

                                AMENDMENT NO. 38                             /X/

                        (Check appropriate box or boxes)

                            ------------------------

                        PRUDENTIAL MUNICIPAL SERIES FUND
               (Exact name of registrant as specified in charter)

                             GATEWAY CENTER THREE,
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
              (Address of Principal Executive Offices) (Zip Code)
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 367-7530


                             DEBORAH A. DOCS, ESQ.
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                    (Name and Address of Agent for Service)


                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
                   As soon as practicable after the effective
                      date of the Registration Statement.

             It is proposed that this filing will become effective
                            (check appropriate box):

                         / / immediately upon filing pursuant to paragraph (b)

                         / / on (date) pursuant to paragraph (b)

                         /X/ 60 days after filing pursuant to paragraph (a)(1)

                         / / on (date) pursuant to paragraph (a)(1)
                         / / 75 days after filing pursuant to paragraph (a)(2)
                         / / on (date) pursuant to paragraph (a)(2) of rule 485.

                         If appropriate, check the following box:

                         / / this post-effective amendment designates a new
                           effective date for a previously filed post-effective
                         amendment.

  Title of Securities Being Registered...Shares of Beneficial Interest, $.01 Par Value.

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FUND TYPE:
-------------------------------------
Money market

INVESTMENT OBJECTIVE:
-------------------------------------
The highest level of current income that is exempt from Connecticut state and federal income taxes, consistent with liquidity and the preservation of capital

                                     [LOGO]

Prudential
Municipal Series Fund

---------------------------------------------------------------
Connecticut Money Market Series
PROSPECTUS: DECEMBER   , 1999

As with all mutual funds, the
Securities and Exchange Commission has
not approved or disapproved the
Series' shares nor has the SEC
determined that this prospectus is
complete or accurate. It is a criminal
offense to state otherwise.                        [LOGO]

TABLE OF CONTENTS
-------------------------------------

1       Risk/Return Summary
1       Investment Objective and Principal Strategies
1       Principal Risks
2       Evaluating Performance
4       Fees and Expenses

5       How the Series Invests
5       Investment Objective and Policies
7       Other Investments and Strategies
8       Investment Risks

12      How the Series is Managed
12      Board of Trustees
12      Manager
12      Investment Adviser
13      Distributor
13      Year 2000 Readiness Disclosure

14      Series Distributions and Tax Issues
14      Distributions
15      Tax Issues

16      How to Buy, Sell and Exchange Shares of the Series
16      How to Buy Shares
22      How to Sell Your Shares
25      How to Exchange Your Shares

27      Financial Highlights

28      The Prudential Mutual Fund Family

        For More Information (Back Cover)

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CONNECTICUT MONEY MARKET SERIES               [Icon] (800) 225-1852

RISK/RETURN SUMMARY
-------------------------------------

This section highlights key information about the CONNECTICUT MONEY MARKET SERIES (the Series) of the PRUDENTIAL MUNICIPAL SERIES FUND (the Fund). Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Our investment objective is to provide the highest level of CURRENT INCOME that is EXEMPT FROM CONNECTICUT STATE AND FEDERAL INCOME TAXES consistent with liquidity and the preservation of capital. This means we invest primarily in short-term Connecticut state and municipal bonds, which are debt obligations or fixed income securities, including notes, commercial paper and other securities, as well as short-term obligations of other issuers that pay interest income that is exempt from those taxes (collectively called "Connecticut obligations"). The Series invests in Connecticut obligations which are high-quality money market instruments with remaining maturities of 13 months or less. To achieve our objective, the Series will invest at least 80% of its total assets in municipal securities which pay income exempt from federal income taxes; these primarily will be Connecticut obligations, unless the investment adviser is unable to purchase Connecticut obligations that meet the investment policies of the Series. The Series may invest in municipal bonds the interest and/or principal payments on which are insured by the bond issuers or other parties. The Series may also invest in certain municipal bonds the interest on which is subject to the federal alternative minimum tax (AMT).
    While we make every effort to achieve our investment objective and maintain a net asset value of $1 per share, we can't guarantee success. To date, the Series' net asset value has never deviated from $1 per share.

PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. The securities in which the Series invests are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due, as well as the risk that the securities may lose value because interest rates change or because there is a lack of confidence in the issuer.
    The Series may purchase insured municipal bonds to reduce credit risks. Although insurance coverage reduces credit risks by providing that the insurer will make timely payment of interest and/or principal, it does not

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MONEY MARKET FUNDS
Money market funds--which hold high-quality short-term debt obligations-- provide investors with a lower risk, highly liquid investment option. These funds attempt to maintain a net asset value of $1 per share, although there can be no quarantee that they will always be able to do so.
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RISK/RETURN SUMMARY
------------------------------------------------

provide protection against the market fluctuations of insured bonds or fluctuations in the price of the shares of the Series. An insured municipal bond fluctuates in value largely based on factors relating to the insurer's creditworthiness or ability to satisfy its obligations.
    Municipal bonds may also be subject to the risk that the borrower may not set aside funds to make the bond payments.
    Because the Series will concentrate its investments in Connecticut obligations, the Series is more susceptible to economic, political and other developments that may adversely affect issuers of Connecticut obligations than a municipal money market fund that is not as geographically concentrated. For more information on the risks of investing in Connecticut obligations, see "Description of the Fund, Its Investments and Risks" in the Statement of Additional Information.
    The Series is nondiversified, meaning that we can invest a higher percentage of its assets in the securities of fewer issuers than a diversified fund. Investing in a nondiversified series involves greater risk than investing in a diversified series.
    Although investments in mutual funds involve risk, investing in money market portfolios like the Series is generally less risky than investments in other types of funds. This is because the Series invests only in high-quality securities with remaining maturities of 13 months or less and limits the average maturity of the portfolio to 90 days or less. To satisfy the average maturity and maximum maturity requirements, securities with demand features are treated as maturing on the date that the Series can demand repayment of the security.
    For more information about the risks associated with the Series, see "How the Series Invests--Investment Risks."
    An investment in the Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EVALUATING PERFORMANCE
A number of factors--including risk--can affect how the Series performs. The following bar chart and table show the Series' performance for each full calendar year of operation for the last 10 years. The tables provide additional performance information for the periods indicated. The bar chart and tables demonstrate the risk of investing in the Series and how returns can change. The Average Annual Returns table also compares the Series' performance to the performance of a tax-free money market index. Past performance does not mean that the Series will achieve similar results in the future. For current yield information, you can call us at (800) 225-1852.
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2  CONNECTICUT MONEY MARKET SERIES                         [ICON] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

ANNUAL RETURNS(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
BEST QUARTER: % (--quarter of--)
WORST QUARTER: % (--quarter of--)

AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-98)

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                              1 YR         5 YRS         10 YRS          SINCE INCEPTION
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  Series shares                   %             %             %              % (since 8-5-94)
  IBC Average(2)                  %             %             %                N/A

YIELD(1) (AS OF 12-31-98)

  7-Day yield of the Series                                          --%
  7-Day tax-equivalent yield of the Series                           --%

1                       THE SERIES' RETURNS AND YIELD ARE AFTER DEDUCTION OF
                        EXPENSES.
2                       THE IBC AVERAGE IS BASED UPON THE AVERAGE RETURN OF ALL
                        MUTUAL FUNDS IN THE INTERNATIONAL BUSINESS COMMUNICATIONS
                        FINANCIAL DATA TAX-FREE STATE-SPECIFIC MONEY FUND
                        (CONNECTICUT) CATEGORY.

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RISK/RETURN SUMMARY
------------------------------------------------

FEES AND EXPENSES
These tables show the fees and expenses that you may pay if you buy and hold shares of the Series.

SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

  Maximum sales charge (load) imposed on purchases (as a
   percentage of offering price)                                None
  Maximum deferred sales charge (load) (as a percentage of
   the lower of original purchase price or sale proceeds)       None
  Maximum sales charge (load) imposed on reinvested
   dividends and other distributions                            None
  Redemption fees                                               None
  Exchange fee                                                  None

ANNUAL SERIES OPERATING EXPENSES (DEDUCTED FROM SERIES ASSETS)

  Management fees                                             .500%
  + Distribution (12b-1) and service fees                     .125%
  + Other expenses                                                %
  = TOTAL ANNUAL SERIES OPERATING EXPENSES                        %

(1)                     YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR
                        PURCHASES AND SALES OF SHARES.

EXAMPLE
This example will help you compare the cost of investing in the Series with the cost of investing in other mutual funds.
    The example assumes that you invest $10,000 in the Series for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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                                                        1 YR       3 YRS       5 YRS       10 YRS
--------------------------------------------------------------------------------------------------
  Series shares                                       $           $           $           $

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4  CONNECTICUT MONEY MARKET SERIES                         [ICON] (800) 225-1852

HOW THE SERIES INVESTS
-------------------------------------

INVESTMENT OBJECTIVE AND POLICIES
The Series' investment objective is to provide the highest level of CURRENT INCOME that is EXEMPT FROM CONNECTICUT STATE AND FEDERAL INCOME TAXES consistent with liquidity and the preservation of capital. While we make every effort to achieve our objective, we can't guarantee success.
    The Series invests in high-quality money market instruments to try to provide investors with current tax-free income while maintaining a stable net asset value of $1 per share. We manage the Series to comply with specific rules designed for money market mutual funds.
To achieve the Series' objective, we invest primarily in short-term CONNECTICUT OBLIGATIONS, including Connecticut state and municipal bonds as well as obligations of other issuers (such as issuers located in Puerto Rico, the Virgin Islands and Guam) that pay interest income that is exempt from Connecticut state and federal income taxes. We normally invest so that at least 80% of the total assets of the Series will be invested in municipal securities which pay income exempt from federal income taxes; these primarily will be Connecticut obligations, unless the investment adviser is unable to purchase Connecticut obligations that meet the investment policies of the Series. The Series, however, may hold private activity bonds, which are municipal bonds the interest on which is subject to the federal alternative minimum tax (AMT).
    Municipal bonds include GENERAL OBLIGATION BONDS and REVENUE BONDS. General obligation bonds are obligations supported by the credit of an issuer that has the power to tax and are payable from that issuer's general revenues and not from any specific source. Revenue bonds, on the other hand, are payable from revenues from a particular source.
    The obligations that we purchase must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSROs), such as Moody's Investors Service, Inc. (rated at least Aa, MIG-2 or Prime-2) or Standard & Poor's Rating Group (rated at least AA, SP-2 or A-2) or, if unrated, of comparable quality. We

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States and municipalities issue bonds in order to borrow money to finance a project. You can think of bonds as loans that investors make to the state, local government or other issuer. The government gets the cash needed to complete the project and investors earn income on their investment.
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HOW THE SERIES INVESTS
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may also invest in insured municipal bonds. A rating is an assessment of the likelihood of timely repayment of interest and principal (with respect to a municipal bond) or payment of claims (with respect to an insurer of a municipal bond) and can be useful when comparing different municipal bonds. These ratings are not a guarantee of quality. The opinions of the rating agencies do not reflect market risk and they may at times lag behind the current financial conditions of the issuer or insurer. An investor can evaluate the expected likelihood of debt repayment by an issuer by looking at its ratings as compared to another similar issuer.
    In determining which securities to buy and sell, the investment adviser will consider, among other things, yield, maturity, issue, quality characteristics and expectations regarding economic and political developments, including movements in interest rates and demand for municipal bonds. The investment adviser will seek to anticipate interest rate movements and will purchase and sell municipal bonds accordingly. The investment adviser will also consider the claims-paying ability with respect to insurers of municipal bonds. The investment adviser will also seek to take advantage of differentials in yields with respect to securities with similar credit ratings and maturities, but which vary according to the purpose for which they were issued. The investment adviser will also seek to take advantage of differentials in yields with respect to securities issued for similar purposes with similar maturities, but which vary according to ratings.
    Debt obligations in general, including those listed above and any others that we may purchase, are basically written promises to repay a debt. Among the various types of debt securities we may purchase, the terms of repayment may vary, as may the commitment of other parties to honor the obligations of the issuer of the security. We may purchase securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or "matures." This means that we can purchase longer-term securities because of our expectation that we can demand repayment of the obligation at an agreed-upon price within a relatively short period of time. This procedure follows the rules applicable to money market funds.
    The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing the operation of money market funds.
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6  CONNECTICUT MONEY MARKET SERIES                         [ICON] (800) 225-1852

HOW THE SERIES INVESTS
------------------------------------------------

    For more information, see "Investment Risks" and the Statement of Additional Information, "Description of the Fund, Its Investment and Risks." The Statement of Additional Information--which we refer to as the "SAI"--contains additional information about the Series. To obtain a copy, see the back cover page of this prospectus.
    The Series' investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of the Prudential Municipal Series Fund can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies, we may also make the following investments to try to increase the Series' returns or protect its assets if market conditions warrant.

MUNICIPAL ASSET-BACKED SECURITIES
The Series may invest in MUNICIPAL ASSET-BACKED SECURITIES. A municipal asset-backed security is a type of pass-through instrument that pays interest which is eligible for exclusion from federal income taxation based upon the income from an underlying pool of municipal bonds.

FLOATING RATE BONDS AND VARIABLE RATE BONDS
The Series may invest in floating rate bonds and variable rate bonds. FLOATING RATE BONDS are municipal bonds that have an interest rate that is set as a specific percentage of a designated rate, such as the rate on Treasury bonds or the prime rate at major commercial banks. The interest rate on floating rate bonds changes when there is a change in the designated rate. VARIABLE RATE BONDS are municipal bonds that have an interest rate that is adjusted, based on the market rate at a specified period. They generally allow the Series to demand payment of the bond on short notice for an amount that may be more or less than the amount paid.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES
The Series may purchase municipal bonds on a "WHEN-ISSUED" or "DELAYED-DELIVERY" basis, without limit. When the Series makes this type of purchase, the price and rate are fixed at the time of purchase, but delivery and payment for the bonds take place at a later time. The Series does not earn interest income until the date the bonds are delivered.
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HOW THE SERIES INVESTS
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REPURCHASE AGREEMENTS
The Series may use REPURCHASE AGREEMENTS where a party agrees to sell a security to the Series and then repurchase it at an agreed-upon price at a stated time. A repurchase agreement is like a loan by the Series to the other party which creates a fixed return for the Series.

LIQUIDITY PUTS
The Series may purchase and exercise PUTS on municipal bonds without limit. Puts give the Series the right to sell securities at a specified price and date. Puts may be acquired to reduce the risk of the securities subject to the puts, but puts may involve additional costs to the Series, which could reduce the Series' return.

TEMPORARY DEFENSIVE STRATEGY
For temporary defensive purposes, the Series may hold up to 100% of its assets in cash or short-term investment-grade bonds, including bonds that are not exempt from state, local and federal income taxation. Investing heavily in these securities can limit our ability to achieve the Series' objective, but can help to preserve the Series' assets.

ADDITIONAL STRATEGIES
The Series also follows certain policies when it: BORROWS MONEY (the Series can borrow up to 33 1/3% of the value of its total assets); and HOLDS ILLIQUID SECURITIES (the Series may hold up to 10% of its net assets in illiquid securities, including certain securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than 7 days). The Series is subject to certain investment restrictions that are fundamental policies and cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

INVESTMENT RISKS
As noted, all investments involve risk, and investing in the Series is no exception. Since the Series' holdings can vary significantly from broad market indexes, performance of the Series can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Series' principal investments and certain of the Series' non-principal investments and strategies. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.
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8  CONNECTICUT MONEY MARKET SERIES                         [ICON] (800) 225-1852

HOW THE SERIES INVESTS
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INVESTMENT TYPE

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% OF SERIES' TOTAL ASSETS             RISKS                    POTENTIAL REWARDS
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  MUNICIPAL BONDS           -- Concentration               -- Tax-exempt interest
                                 risk--the risk that           income, except with
  AT LEAST 80%                  bonds may lose value           respect to certain
                                because of political,          bonds, such as
                                economic or other              private activity
                                events affecting               bonds, which are
                                issuers of                     subject to the
                                Connecticut                    federal alternative
                                obligations                    minimum tax (AMT)
                            -- Credit risk--the risk
                                that the borrower
                                can't pay back the
                                money borrowed or
                                make interest
                                payments
                            -- Market risk--the risk
                                that bonds will lose
                                value in the market
                                because interest
                                rates change or there
                                is a lack of
                                confidence in the
                                borrower
                            -- Illiquidity risk--the
                                 risk that it may be
                                difficult to value
                                precisely and sell at
                                time or price desired
                            -- Nonappropriation
                                 risk--the risk that
                                the municipality may
                                not include the bond
                                obligations in future
                                budgets
                            -- Tax risk--the risk
                                 that federal, state
                                or local income tax
                                rates may decrease,
                                which could decrease
                                demand for municipal
                                bonds, or that a
                                change in law may
                                limit or eliminate
                                exemption of interest
                                on municipal bonds
                                from such taxes
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HOW THE SERIES INVESTS
------------------------------------------------

INVESTMENT TYPE (CONT'D)

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% OF SERIES' TOTAL ASSETS             RISKS                    POTENTIAL REWARDS
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  MUNICIPAL ASSET-BACKED    -- Prepayment risk--the        -- Regular interest
  SECURITIES                    risk that the                   income
                                underlying bonds may       -- Pass-through
  PERCENTAGE VARIES             be prepaid, partially          instruments provide
                                or completely,                 greater
                                generally during               diversification than
                                periods of falling             direct ownership of
                                interest rates, which          municipal bonds
                                could adversely
                                effect yield to
                                maturity and could
                                require the Series to
                                reinvest in lower
                                yielding bonds
                            -- Credit risk--the risk
                                that the underlying
                                municipal bonds will
                                not be paid by
                                issuers or by credit
                                insurers or
                                guarantors of such
                                instruments. Some
                                municipal
                                asset-backed
                                securities are
                                unsecured or secured
                                by lower-rated
                                insurers or
                                guarantors and thus
                                may involve greater
                                risk
                            -- Market risk
                            -- Tax risk
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  VARIABLE/FLOATING RATE    -- Value lags value of         -- May offer protection
  SECURITIES                    fixed-rate securities          against interest rate
                                when interest rates            changes
  PERCENTAGE VARIES             change
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10  CONNECTICUT MONEY MARKET SERIES                        [ICON] (800) 225-1852

HOW THE SERIES INVESTS
------------------------------------------------

INVESTMENT TYPE (CONT'D)

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% OF SERIES' TOTAL ASSETS             RISKS                    POTENTIAL REWARDS
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  WHEN-ISSUED AND           -- May magnify underlying      -- May magnify underlying
  DELAYED-DELIVERY              investment losses              investment gains
  SECURITIES                -- Investment costs may
                                exceed potential
  PERCENTAGE VARIES             underlying investment
                                gains
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  ILLIQUID SECURITIES       -- May be difficult to         -- May offer more
                                value precisely                attractive yield or
  UP TO 10% OF NET ASSETS   -- May be difficult to             potential for growth
                                 sell at the time or           than more widely
                                price desired                  traded securities
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HOW THE SERIES IS MANAGED
-------------------------------------

BOARD OF TRUSTEES
The Fund's Board of Trustees oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

MANAGER
PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NEW JERSEY 07102-4077

    Under a management agreement with the Fund, PIFM manages the Series' investment operations and administers its business affairs. For the fiscal year ended August 31, 1999, the Series paid PIFM management fees of .50% of the Series' average net assets.
    PIFM and its predecessors have served as manager or administrator to
investment companies since 1987. As of              , 1999, PIFM served as the
Manager to all       of the Prudential mutual funds, and as Manager or
administrator to       closed-end investment companies, with aggregate assets of
approximately $      billion.

INVESTMENT ADVISER
The Prudential Investment Corporation, called Prudential Investments, is the Series' investment adviser. Its address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102. PIFM has responsibility for all investment advisory services, supervises Prudential Investments and reimburses Prudential Investments for its reasonable costs and expenses.
    Prudential Investments Fixed Income Group is organized into teams that specialize in different market sectors. The Fixed Income Policy Committee, which is comprised of senior investment staff from each sector team, provides guidance to the teams regarding duration risk, asset allocations and general risk parameters. Portfolio managers contribute bottom-up security selection within those guidelines. The Money Market Sector Team, headed by Joseph Tully, is responsible for overseeing the day-to-day management of the Series.
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12  CONNECTICUT MONEY MARKET SERIES                        [ICON] (800) 225-1852

HOW THE SERIES IS MANAGED
------------------------------------------------

DISTRIBUTOR
Prudential Investment Management Services LLC (PIMS) distributes the Series' shares under a Distribution Agreement with the Fund. The Fund has a Distribution and Service Plan under Rule 12b-1 of the Investment Company Act. Under the Plan and the Distribution Agreement, PIMS pays the expenses of distributing the Series' shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services. These fees--known as 12b-1--shown in the "Fees and Expenses" tables.

YEAR 2000 READINESS DISCLOSURE
The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000. The Fund and its Board receive, and have received since early 1998, satisfactory quarterly reports from the principal service providers as to their preparations for year 2000 readiness, although there can be no assurance that the service providers (or other securities market participants) will successfully complete the necessary changes in a timely manner. Moreover, the Fund at this time has not considered retaining alternative service providers or directly undertaken efforts to achieve year 2000 readiness, the latter of which would involve substantial expenses without an assurance of success.
    Additionally, issuers of securities generally, as well as those purchased by the Series, may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/ or a specific issuer's performance and result in a decline in the value of the securities held by the Series.
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SERIES DISTRIBUTIONS AND TAX ISSUES
-------------------------------------

Investors who buy shares of the Series should be aware of some important tax issues. For example, the Series distributes DIVIDENDS of ordinary income and any REALIZED NET CAPITAL GAINS to shareholders. Dividends generally will be exempt from federal and Connecticut state income taxes. If, however, the Series invests in taxable obligations, it will pay dividends that are not exempt from these income taxes.
    The following briefly discusses some of the important state and federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS
The Series distributes DIVIDENDS of any net investment income to shareholders every month. For example, if the Series owns a City XYZ bond and the bond pays interest, the Series will pay out a portion of this interest as a dividend to its shareholders, assuming the Series' income is more than its costs and expenses. These dividends generally will be EXEMPT FROM FEDERAL INCOME TAXES, as long as 50% or more of the value of the Series' assets at the end of each quarter is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes.
    As we mentioned before, the Series will concentrate its investments in Connecticut obligations. In addition to being exempt from federal taxes, Series' dividends are EXEMPT FROM CONNECTICUT PERSONAL INCOME TAXES FOR CONNECTICUT RESIDENT INDIVIDUALS AND TRUSTS AND ESTATES if the dividends are excluded from federal income taxes and are derived from interest payments on Connecticut obligations. Dividends attributable to capital gains derived from the sale of Connecticut obligations may also be exempt from Connecticut personal income taxes. Dividends attributable to the interest on taxable bonds held by the Series, market discount on taxable and tax-exempt obligations, however, will be subject to federal, state and local income tax at ordinary income tax rates.
    Some shareholders may be subject to federal alternative minimum tax (AMT) liability. Tax-exempt interest from certain bonds is treated as an item of tax preference, and may be attributed to shareholders. A portion of all tax-exempt interest is includable as an upward adjustment in determining a corporation's alternative minimum taxable income. These rules could make you liable for the AMT. Some shareholders may also be subject to the
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14  CONNECTICUT MONEY MARKET SERIES                        [ICON] (800) 225-1852

SERIES DISTRIBUTIONS AND TAX ISSUES
------------------------------------------------

Connecticut alternative minimum tax for distributions derived from taxable obligations.
    Although the Series is not likely to realize capital gains because of the types of securities we purchase, any REALIZED NET CAPITAL GAINS will be paid to shareholders (typically once a year). Capital gains are generated when the Series sells assets for a profit.
    For your convenience, Series distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Series. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker you will receive a credit to your account. Either way, the distributions may be subject is taxes. For more information about Automatic Reinvestment and other shareholder services, see "How to Buy, Sell and Exchange Shares of the Series--How To Buy Shares" at Step 3: Additional Shareholder Services.

TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year.
    Series distributions are generally taxable in the year they are received, except where we declare certain dividends in December of a calendar year but actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders are not eligible for the 70% dividends-received deduction on dividends paid by the Series.

WITHHOLDING TAXES
If federal law requires you to provide the Series with your tax identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to back-up withholding, we generally withhold and pay to the U.S. Treasury 31% of your distributions and gross sale proceeds. Dividends of net investment income and short-term capital gains paid to a NONRESIDENT FOREIGN SHAREHOLDER generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.
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HOW TO BUY, SELL AND
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HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Series for you, call PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 15020
NEW BRUNSWICK, NJ 08906-5020

    To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Series, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Series) or suspend or modify the Series' sale of its shares.
    Except as noted below, the minimum initial investment for Series shares is $1,000 and the minimum subsequent investment is $100. All minimum investment requirements are waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors.

PURCHASES THROUGH PRUDENTIAL SECURITIES
Purchases of shares of the Series through Prudential Securities are made through automatic investment procedures (the Autosweep program). You cannot purchase shares through Prudential Securities other than through the Autosweep program, except as specifically provided (that is, you cannot make a manual purchase).
    The Autosweep program allows you to designate a money market fund as your primary money sweep fund. If you do not designate a primary money sweep fund, Prudential MoneyMart Assets, Inc. will automatically be your primary money sweep fund. You have the option to change your primary money sweep fund at any time by notifying your Prudential Securities Financial Advisor. The following discussion assumes that you have selected the Series as your primary money sweep fund.
    For individual retirement accounts (IRAs) and benefit plans in the Autosweep program, all credit balances (that is, immediately available
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16  CONNECTICUT MONEY MARKET SERIES                        [ICON] (800) 225-1852

HOW TO BUY, SELL AND
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funds) of $1.00 or more will be invested in the Series on a daily basis. Prudential Securities will arrange for the investment of the credit balance in the Series and will purchase shares of the Series equal to that amount. This will occur on the business day following the availability of the credit balance. Prudential Securities may use and retain the benefit of credit balances in your account until Series shares are purchased.
    For accounts other than IRAs and benefit plans, shares of the Series will be purchased as follows:

     -- When your account has a credit balance of $10,000 or more, Prudential Securities will arrange for the automatic purchase of shares of the Series. This will occur on the business day following the availability of the credit balance

     -- When your account has a credit balance that results from a securities sale totaling $1,000 or more, the available cash will be invested in the Series on the settlement date

     -- For all other credit balances of $1.00 or more, shares will be purchased automatically at least once a month on the last business day of each month
    Purchases through Autosweep are subject to a minimum initial investment of $1,000, which is waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors. You will begin earning dividends on your shares purchased through the Autosweep program on the first business day after the order is placed. Prudential Securities will purchase shares of the Series at the price determined at 4:30 p.m. New York Time on the business day following the existence of the credit balance, which is the second business day after the availability of the credit balance. Prudential Securities will use and retain the benefit of credit balances in your account until Series shares are purchased.
    Your investment in the Series will be held in the name of Prudential Securities. Prudential Securities will receive all statements and dividends from the Fund and will, in turn, send you account statements showing your purchases, sales and dividends.
    The charges and expenses of the Autosweep program are not reflected in the Fees and Expenses tables. For information about participating in the Autosweep program, you should contact your Prudential Securities Financial Advisor.
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PURCHASES THROUGH THE PRUDENTIAL ADVANTAGE ACCOUNT PROGRAM
The Prudential Advantage Account Program (the Advantage Account Program) is a financial services program available to clients of Pruco Securities Corporation (Pruco) and provides for an automatic investment procedure similar to the Autosweep program. The Advantage Account Program consists of two types of accounts: the Investor Account and the Advantage Account, which offers additional services, such as a debit card and check writing.
    The Advantage Account Program allows you to designate a money market fund as your primary money sweep fund. If you do not designate a primary money sweep fund, Prudential MoneyMart Assets, Inc. will automatically be your primary money sweep fund. You have the option to change your primary money sweep fund at any time by notifying your Pruco representative or the Advantage Service Center. The following discussion assumes that you have selected the Series as your primary money sweep fund.
    With the Advantage Account as well as the Investor Account for benefit plans and individual retirement accounts (IRAs), all credit balances (that is, immediately available funds) of $1.00 or more will be invested in the Series on a daily basis. Prudential Securities (Pruco's clearing broker) arranges for the investment of the credit balance in the Series and will purchase shares of the Series equal to that amount. This will occur on the business day following the availability of the credit balance. Prudential Securities may use and retain the benefit of credit balances in your account until Series shares are purchased.
    If you have an Investor Account (non-IRAs), shares of the Series will be purchased as follows:

     -- When your account has a credit balance of $10,000 or more, Prudential Securities will arrange for the automatic purchase of shares of the Series with all cash balances of $1.00 or more. This will occur on the business day following the availability of the credit balance

     -- When your account has a credit balance that results from a securities sale totaling more than $1,000, all cash balances of $1.00 or more will be invested in the Series on the business day following the settlement date
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18  CONNECTICUT MONEY MARKET SERIES                        [ICON] (800) 225-1852

HOW TO BUY, SELL AND
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     -- For all other credit balances of $1.00 or more, shares will be purchased automatically at least once a month on the last business day of each month
    You will begin earning dividends on your shares purchased through the Advantage Account Program on the first business day after the order is placed. Prudential Securities will purchase shares of the Series at the price determined at 4:30 p.m. New York Time on the business day following the availability of the credit balance. Prudential Securities will use and retain the benefit of credit balances in your account until Series shares are purchased.
    Purchases of, withdrawals from and dividends from the Series will be shown on your Advantage Account or Investor Account statement.
    The charges and expenses of the Advantage Account Program are not reflected in the Fees and Expenses tables. For information about participating in the Advantage Account Program, you should call (800) 235-7637.

PURCHASES THROUGH THE COMMAND PROGRAM OR THE BUSINESSEDGE PROGRAM. Class A shares of the Series are available to shareholders who participate in either the corporate COMMAND-SM- Account Program (the COMMAND Program), which is available through Prudential Securities, or the Prudential BusinessEdge-SM- Account Program (the BusinessEdge Program), which is available either through Prudential Securities or Pruco. These programs offer integrated financial services that link together various product components with the ability to invest in shares of the Series. If you participate in the COMMAND Program or the BusinessEdge Program, your purchase of Series shares must be made through your Prudential Securities Financial Advisor or your Pruco broker, as applicable. [There are no minimum investment requirements for COMMAND Program or BusinessEdge Program participants.]

MANUAL PURCHASES
You may make a manual purchase (that is, a non-money market sweep purchase) of Series shares in either of the following situations:

     -- You do not participate in a money market sweep program (E.G., the Autosweep program or the Advantage Account Program), or
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HOW TO BUY, SELL AND
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     -- You participate in a money market sweep program, but the Series is not designated as your primary money market sweep fund.
    The minimum initial investment for a manual purchase for shares of the Series is $1,000 and the minimum subsequent investment is $100, except that all minimum investment requirements are waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors.
    If you make a manual purchase through Prudential Securities, Prudential Securities will place your order for shares of the Series on the business day after the purchase order is received for settlement that day, which is the second business day after receipt of the purchase order by Prudential Securities. Prudential Securities may use and retain the benefit of credit balances in a client's brokerage account until monies are delivered to the Series (Prudential Securities delivers federal funds on the business day after settlement).
    If you make a manual purchase through the Fund's Distributor, through your broker or dealer (other than Prudential Securities) or directly from the Fund, shares will be purchased at the net asset value next determined after receipt of your order and payment in proper form. When your payment is received by 4:30 p.m., New York Time, shares will be purchased that day and you will begin to earn dividends on the following business day. If you purchase shares through a broker or dealer, your broker or dealer will forward your order and payment to the Fund. You should contact your broker or dealer for information about services that they may provide, including an automatic sweep feature. Transactions in Series shares may be subject to postage and other charges imposed by your broker or dealer. Any such charge is retained by your broker or dealer and is not sent to the Fund.

STEP 2: UNDERSTANDING THE PRICE YOU'LL PAY
When you invest in a mutual fund, you buy shares of the Series. Shares of a money market mutual fund, like the Series, are priced differently than shares of common stock and other securities.
    The price you pay for each share of the Series is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation: it's the total value of the Series (assets minus liabilities) divided by the total number of shares
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20  CONNECTICUT MONEY MARKET SERIES                        [ICON] (800) 225-1852

HOW TO BUY, SELL AND
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outstanding. In determining NAV, the Series values its securities using the amortized cost method. The Series seeks to maintain an NAV of $1 per share at all times. Your broker may charge you a separate or additional fee for purchases of shares.
    We determine the NAV of our shares once each business day at 4:30 p.m. New York Time on days that the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed on national holidays and Good Friday. We do not determine NAV on days when we have not received any orders to purchase, sell, or exchange or when changes in the value of the Series' portfolio do not affect the NAV.

STEP 3: ADDITIONAL SHAREHOLDER SERVICES
As a Series shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Series Distributions and Tax Issues" section, the Series pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Series at NAV. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTENTION: ACCOUNT MAINTENANCE
P.O. BOX 15015
NEW BRUNSWICK, NJ 08906-5015

THE PRUTECTOR PROGRAM. Optional group term life insurance -- which protects the value of your Prudential mutual fund investment for your beneficiaries against market declines -- is available to investors who purchase their shares through Prudential. This insurance is subject to various restrictions and charges and is not available in all states.

REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which
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HOW TO BUY, SELL AND
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contain important financial information about the Series. To reduce Series expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.

HOW TO SELL YOUR SHARES
You can sell your shares of the Series at any time, subject to certain restrictions.
    When you sell shares of the Series--also known as REDEEMING shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, he must receive your order to sell by 4:30 p.m. New York Time to process the sale on that day. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTENTION: REDEMPTION SERVICES
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

    Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay payment of your proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES. There are certain times when you may not be able to sell shares of the Series or when we may delay paying you the proceeds from a sale. This may happen during unusual market conditions or emergencies when the Series can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."
    If you are selling more than $50,000 of shares, if you want the check sent to someone or some place that is not in our records, or you are a business or trust, and if you hold your shares directly with the Transfer
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22  CONNECTICUT MONEY MARKET SERIES                        [ICON] (800) 225-1852

HOW TO BUY, SELL AND
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Agent, you may have to have the signature on your sell order guaranteed by a financial institution.

REDEMPTION IN KIND. If the sales of Series shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Series' net assets, we can then give you securities from the Series' portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

AUTOMATIC REDEMPTION FOR AUTOSWEEP. If you participate in the Autosweep program, your Series shares may be automatically redeemed to cover any deficit in your Prudential Securities account. The amount redeemed will be the nearest dollar amount necessary to cover the deficit.
    The amount of the redemption will be the lesser of the total value of Series shares held in your Prudential Securities account or the deficit in your Prudential Securities account. If you use this automatic redemption procedure and want to pay for a securities transaction in your account other than through this procedure, you must deposit cash in your securities account before the settlement date. If you use this automatic redemption procedure and want to pay any other deficit in your securities account other than through this procedure, you must deposit cash in your securities account before you incur the deficit.
    Redemptions are automatically made by Prudential Securities, to the nearest dollar, on each day to satisfy deficits from securities transactions or to honor your redemption requests. Your account will be automatically scanned for deficits each day and, if there is insufficient cash in your account, we will redeem an appropriate number of shares of the Series at the next determined NAV to satisfy any remaining deficit. You are entitled to any dividends declared on the redeemed shares through the day before the redemption is made. Dividends declared on the redemption date will be retained by Prudential Securities, which has advanced monies to satisfy deficits in your account.

AUTOMATIC REDEMPTION FOR THE ADVANTAGE ACCOUNT. If you participate in the Advantage Account Program, your Series shares may be automatically redeemed to cover any deficit in your securities account. The amount redeemed will be the nearest dollar amount necessary to cover the deficit.
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HOW TO BUY, SELL AND
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    The amount of the redemption will be the lesser of the total value of Series shares held in your securities account or the deficit in your securities account. A deficit in your Advantage Account may result from activity arising under the program, such as debit balances incurred by the use of the Visa-Registered Trademark- Account, including Visa purchases, cash advances and Visa Account checks. Your account will be automatically scanned for deficits each day and, if there is insufficient cash in your account, we will redeem an appropriate number of shares of the Series to satisfy any remaining deficit. You are entitled to any dividends declared on the redeemed shares through the day before the redemption is made. Dividends declared on the redemption date will be retained by Prudential Securities, which has advanced monies to satisfy deficits in your account.
    Redemptions are automatically made by Prudential Securities, to the nearest dollar, on each day to satisfy deficits from securities transactions or to honor your redemption requests.

AUTOMATIC REDEMPTION FOR THE COMMAND PROGRAM OR THE BUSINESSEDGE PROGRAM If you participate in the COMMAND Program or the BusinessEdge Program, your Series shares will be automatically redeemed to cover any deficit in your account. The amount of the redemption will be the nearest dollar amount necessary to cover the deficit.
    The amount of the redemption will be the lesser of the total value of Series shares held in your account or the deficit in your account. A deficit in your COMMAND Program account or BusinessEdge Program account may result from activity arising under the Program, such as debit balances incurred by the use of the Visa-Registered Trademark- Gold Debit Card Account (for the COMMAND Program) or the BusinessEdge Visa-Registered Trademark- Debit Card Account (for the BusinessEdge Program), as well as ATM transactions, cash advances and Program account checks. Your account will be automatically scanned for deficits each day and, if there is insufficient cash in your account, we will redeem an appropriate number of shares of the Series to satisfy any remaining deficit. You are entitled to any dividends declared on the redeemed shares through the day before the redemption is made. Dividends declared on the redemption date will be retained by Prudential Securities or Pruco, as applicable, which has advanced monies to satisfy deficits in your account.
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24  CONNECTICUT MONEY MARKET SERIES                        [ICON] (800) 225-1852

HOW TO BUY, SELL AND
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    Redemptions are automatically made, to the nearest dollar, on each day to satisfy account deficits or to honor your redemption requests.

MANUAL REDEMPTION FOR THE COMMAND PROGRAM OR THE BUSINESSEDGE PROGRAM If you participate in the COMMAND Program or the BusinessEdge Program, you may redeem your Series shares by submitting a written request to your Prudential Securities Financial Advisor or Pruco broker, as applicable. You should not send a manual redemption request to the Fund. If you do, we will forward the request to Prudential Securities or Pruco, as appropriate, which could delay your requested redemption.
    The proceeds from a manual redemption will immediately become a free cash balance in your Program account and will be automatically invested in the money market mutual fund that you selected as the "Primary Fund" for cash sweeps in your account. Both the COMMAND Program and the BusinessEdge Program require that your written redemption request be signed by all persons in whose name Series shares are registered, exactly as they appear on your Program account client statement. In certain situations, additional documents such as trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority may be required.
    Under the COMMAND Program, Prudential Securities has the right to terminate your Program account at any time for any reason. Likewise, under the BusinessEdge Program, Prudential Securities or Pruco, as applicable, has the right to terminate your Program account at any time for any reason. If a Program account is terminated, all shares of the Series held in the account will be redeemed.

HOW TO EXCHANGE YOUR SHARES
You can exchange your shares of the Series for shares in certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements of such other Prudential mutual fund. You can exchange shares of the Series for Class A shares of another Prudential mutual fund, but you can't exchange Series shares for Class B, Class C or Class Z shares, except that shares purchased prior to January 22, 1990 that are subject to a contingent deferred sales charge can be exchanged for Class B shares.
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HOW TO BUY, SELL AND
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    If you hold shares through a broker, you must exchange shares through your broker. Otherwise, contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

    When you exchange shares of the Series for Class A shares of any other Prudential mutual fund, you will be subject to any sales charge that may be imposed by such other Prudential mutual fund. The sales charge is imposed at the time of your exchange.

FREQUENT TRADING
Frequent trading of Series shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Series' investments. When market timing occurs, the Series may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Series' performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Series will have to invest. When in our opinion such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Series by any person, group or commonly controlled accounts. The Fund may notify a market timer of rejection of an exchange purchase order after the day the order is placed. If the Fund allows a market timer to trade Series shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.
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26  CONNECTICUT MONEY MARKET SERIES                        [ICON] (800) 225-1852

FINANCIAL HIGHLIGHTS
-------------------------------------

The financial highlights will help you evaluate the Series' financial performance. The TOTAL RETURN in the chart represents the rate that a shareholder earned on an investment in the Series, assuming reinvestment of all dividends and other distributions. The information is for shares of the Series for the periods indicated.
    Review this chart with the financial statements which appear in the SAI. Additional performance information is contained in the annual report, which you can receive at no charge.
    The financial highlights for the three fiscal years ended August 31, 1999
were audited by                      LLP, independent accountants, and the
financial highlights for the two years ended August 31, 1996 were audited by other independent auditors, whose reports were unqualified.

SERIES SHARES (FISCAL YEAR ENDED 8-31)

-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE         1999            1998            1997            1996            1995
-----------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF
  YEAR                                   --                 $1.00           $1.00           $1.00           $1.00
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income and net
  realized gains                         --                   .03          .03(2)          .03(2)         .032(2)
 Dividends and distributions to
  shareholders                          (--)                 (.03)           (.03)           (.03)          (.032)
 NET ASSET VALUE, END OF YEAR            --                 $1.00           $1.00           $1.00           $1.00
 TOTAL RETURN(1)                                            2.72%           3.10%           3.17%           3.16%
---------------------------------
-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                1999            1998            1997            1996            1995
-----------------------------------------------------------------------------------------------------------------
----------------------------------
 NET ASSETS, END OF YEAR (000)           $--              $95,117         $75,927         $77,683         $62,867
 AVERAGE NET ASSETS (000)                $--              $84,800         $77,500         $74,576         $57,103
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  fee                                    --%                 .86%         .46%(2)         .47%(2)        .581%(2)
 Expenses, excluding distribution
  fee                                    --%                 .74%         .34%(2)         .35%(2)        .456%(2)
 Net investment income                   --%                2.68%        3.06%(2)        3.12%(2)        3.17%(2)
 Portfolio turnover                      --                    --              --              --              --
---------------------------------

1                       TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER
                        DISTRIBUTIONS. IT IS CALCULATED ASSUMING SHARES ARE
                        PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH
                        PERIOD REPORTED.
2                       NET OF EXPENSE SUBSIDY AND/OR MANAGEMENT FEE WAIVER.
                        EFFECTIVE SEPTEMBER 1, 1997, PIFM ELIMINATED ITS MANAGEMENT
                        FEE WAIVER (.05 OF 1%).

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THE PRUDENTIAL MUTUAL FUND FAMILY
-------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or dealer or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
PRUDENTIAL DISTRESSED SECURITIES FUND, INC.
PRUDENTIAL EMERGING GROWTH FUND, INC.
PRUDENTIAL EQUITY FUND, INC.
PRUDENTIAL EQUITY INCOME FUND
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL SMALL-CAP INDEX FUND
  PRUDENTIAL STOCK INDEX FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL JENNISON GROWTH FUND
  PRUDENTIAL JENNISON GROWTH & INCOME FUND
PRUDENTIAL MID-CAP VALUE FUND
PRUDENTIAL REAL ESTATE SECURITIES FUND
PRUDENTIAL SECTOR FUNDS, INC.
  PRUDENTIAL FINANCIAL SERVICES FUND
  PRUDENTIAL HEALTH SCIENCES FUND
  PRUDENTIAL TECHNOLOGY FUND
  PRUDENTIAL UTILITY FUND
PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
PRUDENTIAL SMALL COMPANY VALUE FUND, INC.
PRUDENTIAL TAX-MANAGED EQUITY FUND
PRUDENTIAL 20/20 FOCUS FUND
NICHOLAS-APPLEGATE FUND, INC.
  NICHOLAS-APPLEGATE GROWTH EQUITY FUND
TARGET FUNDS
  LARGE CAPITALIZATION GROWTH FUND
  LARGE CAPITALIZATION VALUE FUND
  SMALL CAPITALIZATION GROWTH FUND
  SMALL CAPITALIZATION VALUE FUND
ASSET ALLOCATION/BALANCED FUNDS
PRUDENTIAL BALANCED FUND
PRUDENTIAL DIVERSIFIED FUNDS
  CONSERVATIVE GROWTH FUND
  MODERATE GROWTH FUND
  HIGH GROWTH FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL ACTIVE BALANCED FUND
GLOBAL FUNDS
GLOBAL STOCK FUNDS
PRUDENTIAL DEVELOPING MARKETS FUND
  PRUDENTIAL DEVELOPING MARKETS EQUITY FUND
  PRUDENTIAL LATIN AMERICA EQUITY FUND
PRUDENTIAL EUROPE GROWTH FUND, INC.
PRUDENTIAL GLOBAL GENESIS FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL EUROPE INDEX FUND
  PRUDENTIAL PACIFIC INDEX FUND
PRUDENTIAL NATURAL RESOURCES FUND, INC.
PRUDENTIAL PACIFIC GROWTH FUND, INC.
PRUDENTIAL WORLD FUND, INC.
  GLOBAL SERIES
  INTERNATIONAL STOCK SERIES
GLOBAL UTILITY FUND, INC.
TARGET FUNDS
  INTERNATIONAL EQUITY FUND

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28  CONNECTICUT MONEY MARKET SERIES                        [ICON] (800) 225-1852

THE PRUDENTIAL MUTUAL FUND FAMILY
-------------------------------------

GLOBAL BOND FUNDS
PRUDENTIAL GLOBAL LIMITED MATURITY FUND, INC.
  LIMITED MATURITY PORTFOLIO
PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
PRUDENTIAL INTERMEDIATE GLOBAL
  INCOME FUND, INC.
PRUDENTIAL INTERNATIONAL BOND FUND, INC.
BOND FUNDS
TAXABLE BOND FUNDS
PRUDENTIAL DIVERSIFIED BOND FUND, INC.
PRUDENTIAL GOVERNMENT INCOME FUND, INC.
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  SHORT-INTERMEDIATE TERM SERIES
PRUDENTIAL HIGH YIELD FUND, INC.
PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL BOND MARKET INDEX FUND
PRUDENTIAL STRUCTURED MATURITY FUND, INC.
  INCOME PORTFOLIO
TARGET FUNDS
  TOTAL RETURN BOND FUND
TAX-EXEMPT BOND FUNDS
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA SERIES
  CALIFORNIA INCOME SERIES
PRUDENTIAL MUNICIPAL BOND FUND
  HIGH INCOME SERIES
  INSURED SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  FLORIDA SERIES
  MASSACHUSETTS SERIES
  NEW JERSEY SERIES
  NEW YORK SERIES
  NORTH CAROLINA SERIES
  OHIO SERIES
  PENNSYLVANIA SERIES
PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
CASH ACCUMULATION TRUST
  LIQUID ASSETS FUND
  NATIONAL MONEY MARKET FUND
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  MONEY MARKET SERIES
  U.S. TREASURY MONEY MARKET SERIES
PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
  MONEY MARKET SERIES
PRUDENTIAL MONEYMART ASSETS, INC.
TAX-FREE MONEY MARKET FUNDS
PRUDENTIAL TAX-FREE MONEY FUND, INC.
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA MONEY MARKET SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  CONNECTICUT MONEY MARKET SERIES
  MASSACHUSETTS MONEY MARKET SERIES
  NEW JERSEY MONEY MARKET SERIES
  NEW YORK MONEY MARKET SERIES
COMMAND FUNDS
COMMAND MONEY FUND
COMMAND GOVERNMENT FUND
COMMAND TAX-FREE FUND
INSTITUTIONAL MONEY MARKET FUNDS
PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.
  INSTITUTIONAL MONEY MARKET SERIES

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FOR MORE INFORMATION
--------------------------------------------------------------------------------

Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 15005
NEW BRUNSWICK, NJ 08906-5005
(800) 225-1852
(732) 417-7555
  (if calling from outside the U.S.)

--------------------------------
Outside Brokers Should Contact:
PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC
P.O. BOX 15035
NEW BRUNSWICK, NJ 08906-5035
(800) 778-8769

------------------------------------
Visit Prudential's Web Site At:
http://www.prudential.com

--------------------------------
Additional information about the Fund can be obtained without charge and can be found in the following documents:

-- Statement of Additional Information (SAI) (incorporated by reference into this prospectus)

--    Annual Report

--    Semi-Annual Report

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-6009
  (The SEC charges a fee to copy documents.)

In Person:
Public Reference Room in
Washington, DC
  (For hours of operation, call 1(800) SEC-0330)

Via the Internet:
http://www.sec.gov

--------------------------------
CUSIP Number: 74435M-64-8

Investment Company Act File No:

811-4023

                                               M Printed on Recycled Paper

TYPE OF FUND:
-------------------------------------
Tax-exempt bond

INVESTMENT OBJECTIVE:
-------------------------------------
Maximize current income that is exempt from federal income taxes consistent with the preservation of capital and to invest in securities which will enable its shares to be exempt from the Florida intangibles tax

                                     [LOGO]

PRUDENTIAL
MUNICIPAL
SERIES FUND

---------------------------------------------------------------
FLORIDA SERIES
PROSPECTUS: DECEMBER   , 1999

As with all mutual funds, the
Securities and Exchange Commission has
not approved or disapproved the
Series' shares, nor has the SEC
determined that this prospectus is
complete or accurate. It is a criminal
offense to state otherwise.                        [LOGO]

TABLE OF CONTENTS
-------------------------------------

1       RISK/RETURN SUMMARY
1       Investment Objective and Principal Strategies
1       Principal Risks
3       Evaluating Performance
5       Fees and Expenses

7       HOW THE SERIES INVESTS
7       Investment Objective and Policies
9       Other Investments and Strategies
12      Investment Risks

17      HOW THE SERIES IS MANAGED
17      Board of Trustees
17      Manager
17      Investment Adviser
19      Distributor
19      Year 2000 Readiness Disclosure

21      SERIES DISTRIBUTIONS AND TAX ISSUES
21      Distributions
22      Tax Issues
23      If You Sell or Exchange Your Shares

24      HOW TO BUY, SELL AND EXCHANGE SHARES OF THE SERIES
24      How to Buy Shares
32      How to Sell Your Shares
35      How to Exchange Your Shares

37      FINANCIAL HIGHLIGHTS
38      Class A Shares
39      Class B Shares
40      Class C Shares
41      Class Z Shares

42      THE PRUDENTIAL MUTUAL FUND FAMILY

A-1     APPENDIX A: DESCRIPTION OF SECURITY RATINGS

        FOR MORE INFORMATION (Back Cover)

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FLORIDA SERIES                                [ICON] (800) 225-1852

RISK/RETURN SUMMARY
-------------------------------------

This section highlights key information about the FLORIDA SERIES (the Series) of the PRUDENTIAL MUNICIPAL SERIES FUND (the Fund). Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Our investment objective is to maximize CURRENT INCOME that is EXEMPT FROM FEDERAL INCOME TAXES consistent with the PRESERVATION OF CAPITAL and to invest in securities which will enable its shares to be EXEMPT FROM THE FLORIDA INTANGIBLES TAX. This means we invest primarily in Florida state and municipal bonds, which are debt obligations or fixed income securities, including notes, commercial paper and other securities, as well as obligations of other issuers that pay interest income that is exempt from those taxes (collectively called "Florida obligations"). In conjunction with our investment objective, we may invest in debt obligations with the potential for capital gain.
    To achieve our objective, we normally invest at least 80% of the Series' total assets in Florida obligations. We normally invest at least 70% of the Series' total assets in "investment grade" debt obligations, which are debt obligations rated at least BBB by Standard & Poor's Ratings Group (S&P), Baa by Moody's Investors Service (Moody's), or comparably rated by another major rating service, and unrated debt obligations that we believe are comparable in quality. However, we may invest up to 30% of the Series' assets in "non-investment grade" or HIGH YIELD DEBT OBLIGATIONS, commonly known as "JUNK BONDS". The Series may invest in municipal bonds the interest and/or principal payments on which are insured by the bond issuers or other parties. The Series may also invest in certain municipal bonds the interest on which is subject to the federal alternative minimum tax (AMT). The dollar-weighted average maturity of the Series will normally be between 10 and 20 years.
    While we make every effort to achieve our objective, we can't guarantee success.

PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. The securities in which the Series invests are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due, as well as the risk that the securities may lose value because interest rates change or because there is a lack of confidence in the issuer. Bonds with
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RISK/RETURN SUMMARY
------------------------------------------------

longer maturity dates typically produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates than bonds with shorter maturity dates. The Series invests in non-investment grade securities--also known as "junk bonds"--which have a higher risk of default and tend to be less liquid than higher-rated securities. Therefore, an investment in the Series may not be appropriate for short-term investing.
    The Series may purchase insured municipal bonds to reduce credit risks. Although insurance coverage reduces credit risks by providing that the insurer will make timely payment of interest and/or principal, it does not provide protection against the market fluctuations of insured bonds or fluctuations in the price of the shares of the Series. An insured municipal bond fluctuates in value largely based on factors relating to the insurer's creditworthiness or ability to satisfy its obligations.
    Bond prices and the Series' net asset value generally move in opposite directions from interest rates--if interest rates go up, the prices of the bonds in the Series' portfolio may fall because the bonds the Series holds won't, as a rule, pay as well as the newer bonds issued. Bonds that are issued when interest rates are high generally increase in value when interest rates fall.
    Municipal bonds may be subject to the risk that the borrower may not set aside funds to make the bond or lease payments.
    Because the Series will concentrate its investments in Florida obligations, the Series is more susceptible to economic, political and other developments that may adversely affect issuers of Florida obligations than a municipal bond fund that is not as geographically concentrated. For more information on the risks of investing in Florida obligations, see "Description of the Fund, Its Investments and Risks" in the Statement of Additional Information.
    The Series is nondiversified, meaning that we can invest a higher percentage of its assets in the securities of fewer issuers than a diversified fund. Investing in a nondiversified series involves greater risk than investing in a diversified series.
    Like any mutual fund, an investment in the Series could lose value, and you could lose money. For more information about the risks associated with the Series, see "How the Series Invests--Investment Risks."
    An investment in the Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency.
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2  FLORIDA SERIES                                          [ICON] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

EVALUATING PERFORMANCE
A number of factors--including risk--can affect how the Series performs. The following bar chart and table show the Series' performance for each full calendar year of operation for the last 10 years. The bar chart and table demonstrate the risk of investing in the Series by showing how returns can change from year to year and by showing how the Series' average annual total returns compare with a bond index and a group of similar mutual funds. Past performance does not mean that the Series will achieve similar results in the future.

ANNUAL RETURNS*--(CLASS B SHARES)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
BEST QUARTER:   -% (- quarter of -)
WORST QUARTER:  -% (- quarter of -)

* THESE ANNUAL RETURNS DO NOT INCLUDE SALES CHARGES. IF THE SALES CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. WITHOUT THE DISTRIBUTION AND SERVICE (12B-1) FEE WAIVER, THE ANNUAL RETURNS WOULD HAVE BEEN LOWER, TOO. THE TOTAL RETURN OF THE CLASS B SHARES FROM 1-1-99 TO 9-30-99
  WAS   %.
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RISK/RETURN SUMMARY
------------------------------------------------

AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-98)

--------------------------------------------------------------------------------------------
                              1 YR         5 YRS         10 YRS          SINCE INCEPTION
--------------------------------------------------------------------------------------------
  Class A shares                  %             %           N/A            % (since 12-28-90)
  Class B shares                  %             %             %            %  (since 9-13-84)
  Class C shares                  %           N/A           N/A            % (since  7-26-93)
  Class Z shares                  %           N/A           N/A            %  (since 12-6-96)
  Muni Bond Index(2)              %             %             %       N/A
  Lipper Average(3)               %             %             %       N/A

1                       THE SERIES' RETURNS ARE AFTER DEDUCTION OF SALES CHARGES AND
                        EXPENSES.
2                       THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (MUNI BOND INDEX)
                        IS AN UNMANAGED INDEX OF OVER 21,000 MUNICIPAL BONDS WHICH
                        ARE GENERALLY REPRESENTATIVE OF THE LONG-TERM INVESTMENT
                        GRADE MUNICIPAL BOND MARKET. THESE RETURNS DO NOT INCLUDE
                        THE EFFECT OF ANY SALES CHARGES. THESE RETURNS WOULD BE
                        LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES. THE MUNI
                        BOND INDEX SINCE INCEPTION RETURNS ARE  % FOR CLASS A,  %
                        FOR CLASS B,  % FOR CLASS C AND  % FOR CLASS Z SHARES.
                        SOURCE: LEHMAN BROS.
3                       THE LIPPER FLORIDA MUNICIPAL DEBT FUNDS CATEGORY IS BASED ON
                        THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THIS CATEGORY AND
                        DOES NOT INCLUDE THE EFFECT OF ANY SALES CHARGES. AGAIN,
                        THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF
                        SALES CHARGES. THE LIPPER RETURNS SINCE THE INCEPTION OF
                        EACH CLASS ARE  % FOR CLASS A,  % FOR CLASS B,  % FOR CLASS
                        C AND  % FOR CLASS Z SHARES. SOURCE: LIPPER, INC.

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4  FLORIDA SERIES                                          [ICON] (800) 225-1852

RISK/RETURN SUMMARY
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FEES AND EXPENSES
These tables show the sales charges, fees, and expenses that you may pay if you buy and hold shares of each share class of the Series--Class A, B, C, and Z. Each share class has different sales charges--known as loads--and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Series."

SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

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                                                 CLASS A    CLASS B    CLASS C    CLASS Z
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  Maximum sales charge (load) imposed on
   purchases (as a percentage of offering             3%       None         1%       None
   price)
  Maximum deferred sales charge (load) (as a
   percentage of the lower of original purchase
   price or sale proceeds)                          None         5%(2)      1%(3)    None
  Maximum sales charge (load) imposed on
   reinvested dividends and other distributions     None       None       None       None
  Redemption fees                                   None       None       None       None
  Exchange fee                                      None       None       None       None

ANNUAL SERIES OPERATING EXPENSES (DEDUCTED FROM SERIES ASSETS)

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                                                 CLASS A    CLASS B    CLASS C    CLASS Z
------------------------------------------------------------------------------------------
  Management fees                                   .50%       .50%       .50%       .50%
  + Distribution (12b-1) and service fees(4)        .30%(4)    .50%      1.00%(4)    None
  + Other expenses                                     %          %          %          %
  = Total annual Series operating expenses(4)          %          %          %          %
  - Fee waiver or expense reimbursement(4)          .05%          %       .25%          %
  = NET ANNUAL SERIES OPERATING EXPENSES               %          %          %          %

1                       YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR
                        PURCHASES AND SALES OF SHARES.
2                       THE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B
                        SHARES DECREASES BY 1% ANNUALLY TO 1% IN THE FIFTH AND SIXTH
                        YEARS AND 0% IN THE SEVENTH YEAR. CLASS B SHARES CONVERT TO
                        CLASS A SHARES APPROXIMATELY SEVEN YEARS AFTER PURCHASE.
3                       THE CDSC FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN
                        18 MONTHS OF PURCHASE.
4                       FOR THE FISCAL YEAR ENDING AUGUST 31, 2000, THE DISTRIBUTOR
                        OF THE SERIES HAS CONTRACTUALLY AGREED TO REDUCE ITS
                        DISTRIBUTION AND SERVICE FEES FOR CLASS A AND CLASS C SHARES
                        TO .25 OF 1% AND .75 OF 1% OF THE AVERAGE DAILY NET ASSETS
                        OF THE CLASS A AND CLASS C SHARES, RESPECTIVELY.

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RISK/RETURN SUMMARY
------------------------------------------------

EXAMPLE
This example will help you compare the fees and expenses of the Series' different share classes and the cost of investing in the Series with the cost of investing in other mutual funds.
    The example assumes that you invest $10,000 in the Series for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A and Class C shares during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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                                                   1 YR       3 YRS       5 YRS       10 YRS
---------------------------------------------------------------------------------------------
  Class A shares                                        $           $           $           $
  Class B shares                                        $           $           $           $
  Class C shares                                        $           $           $           $
  Class Z shares                                        $           $           $           $

You would pay the following expenses on the same investment if you did not sell your shares:

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                                                     1 YR       3 YRS       5 YRS       10 YRS
-----------------------------------------------------------------------------------------------
  Class A shares                                          $           $           $           $
  Class B shares                                          $           $           $           $
  Class C shares                                          $           $           $           $
  Class Z shares                                          $           $           $           $

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6  FLORIDA SERIES                                          [ICON] (800) 225-1852

HOW THE SERIES INVESTS
-------------------------------------

INVESTMENT OBJECTIVE AND POLICIES
The Series' investment objective is to maximize CURRENT INCOME that is EXEMPT FROM FEDERAL INCOME TAXES consistent with the PRESERVATION OF CAPITAL and to invest in securities which will enable its shares to be EXEMPT FROM THE FLORIDA INTANGIBLES TAX. In conjunction with its investment objective, the Series may invest in debt securities with the potential for capital gain. While we make every effort to achieve our objective, we can't guarantee success.
    To achieve the Series' objective, we invest primarily in FLORIDA OBLIGATIONS, including Florida state and municipal bonds as well as obligations of other issuers (such as issuers located in Puerto Rico, the Virgin Islands and Guam) that pay interest income that is exempt from federal income taxes. We normally invest so that the Series will have at least 80% of its total assets invested in Florida obligations. The Series, however, may hold private activity bonds, which are municipal bonds the interest on which is subject to the federal alternative minimum tax (AMT).
    Municipal bonds include GENERAL OBLIGATION BONDS and REVENUE BONDS. General obligation bonds are obligations supported by the credit of an issuer that has the power to tax and are payable from that issuer's general revenues and not from any specific source. Revenue bonds, on the other hand, are payable from revenues from a particular source.
    We normally invest at least 70% of the Series' assets in "investment grade" obligations, which are obligations rated at least BBB by S&P, Baa by Moody's, or comparably rated by another major rating service, and unrated debt obligations that we believe are comparable in quality. We may also invest in insured municipal bonds. However, we may invest up to 30% of the Series' assets in HIGH YIELD OBLIGATIONS ("JUNK BONDS"). A rating is an assessment of the likelihood of timely repayment of interest and principal (with respect to a municipal bond) or claims (with respect to an insurer of a municipal bond) and can be useful when comparing different municipal bonds. These ratings are not a guarantee of quality. The opinions of the

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States and municipalities issue bonds in order to borrow money to finance a project. You can think of bonds as loans that investors make to the state, local government or other issuer. The government gets the cash needed to complete the project and investors earn income on their investment.
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HOW THE SERIES INVESTS
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rating agencies do not reflect market risk and they may at times lag behind the current financial conditions of the issuer or insurer. An investor can evaluate the expected likelihood of debt repayment by an issuer by looking at its ratings as compared to another similar issuer.
    During the year ended August 31, 1999, the monthly dollar-weighted average ratings of the debt obligations held by the Series, expressed as a percentage of the Series' total assets, were as follows:

---------------------------------------------------------------------------------
                                                                 PERCENTAGES OF
RATINGS                                                        TOTAL INVESTMENTS
---------------------------------------------------------------------------------
  AAA/Aaa                                                                     xx%
  AA/Aa                                                                       xx%
  A/A                                                                         xx%
  BBB/Baa                                                                     xx%
  BB/Ba                                                                       xx%

    In determining which securities to buy and sell, the investment adviser will consider, among other things, yield, maturity, issue, quality characteristics and expectations regarding economic and political developments, including movements in interest rates and demand for municipal bonds. The investment adviser will seek to anticipate interest rate movements and will purchase and sell municipal bonds accordingly. The investment adviser will also consider the claims-paying ability with respect to insurers of municipal bonds. The investment adviser will also seek to take advantage of differentials in yields with respect to securities with similar credit ratings and maturities, but which vary according to the purpose for which they were issued. The investment adviser will also seek to take advantage of differentials in yields with respect to securities issued for similar purposes with similar maturities, but which vary according to ratings.
    The dollar-weighted average maturity of the obligations held by the Series generally ranges between 10 and 20 years.
    For more information, see "Investment Risks" and the Statement of Additional Information, "Description of the Fund, Its Investment and Risks." The Statement of Additional Information--which we refer to as the "SAI"--contains additional information about the Series. To obtain a copy, see the back cover page of this prospectus.
    The Series' investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of the Prudential
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8  FLORIDA SERIES                                          [ICON] (800) 225-1852

HOW THE SERIES INVESTS
------------------------------------------------

Municipal Series Fund can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies, we may also make the following investments to try to increase the Series' returns or protect its assets if market conditions warrant.

MUNICIPAL LEASE OBLIGATIONS
The Series may invest in MUNICIPAL LEASE OBLIGATIONS. The interest and principal on municipal lease obligations are paid out of lease payments made by the party leasing the equipment or facilities that were acquired or built with the bonds. Typically, municipal lease obligations are issued by states or financing authorities to provide money for construction projects such as schools, offices or stadiums. The entity that leases the building or facility would be responsible for paying the interest and principal on the obligation.

MUNICIPAL ASSET-BACKED SECURITIES
The Series may invest in MUNICIPAL ASSET-BACKED SECURITIES. A municipal asset-backed security is a type of pass-through instrument that pays interest which is eligible for exclusion from federal income taxation based upon the income from an underlying pool of municipal bonds.

FLOATING RATE BONDS, VARIABLE RATE BONDS, INVERSE FLOATERS AND
SECONDARY INVERSE FLOATERS
The Series may invest in floating rate bonds, variable rate bonds, inverse floaters and secondary inverse floaters. FLOATING RATE BONDS are municipal bonds that have an interest rate that is set as a specific percentage of a designated rate, such as the rate on Treasury bonds or the prime rate at major commercial banks. The interest rate on floating rate bonds changes when there is a change in the designated rate. VARIABLE RATE BONDS are municipal bonds that have an interest rate that is adjusted, based on the market rate at a specified period. They generally allow the Series to demand payment of the bond on short notice for an amount that may be more or less than the amount paid. INVERSE FLOATERS are municipal bonds with a floating or variable interest rate that moves in the opposite direction
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HOW THE SERIES INVESTS
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of the interest rate on another security or the value of an index. SECONDARY INVERSE FLOATERS are municipal asset-backed securities with a floating or variable interest rate that moves in the opposite direction of the interest rate or another security or the value of an index.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES
The Series may purchase municipal bonds on a "WHEN-ISSUED" or "DELAYED-DELIVERY" basis, without limit. When the Series makes this type of purchase, the price and rate are fixed at the time of purchase, but delivery and payment for the bonds take place at a later time. The Series does not earn interest income until the date the bonds are delivered.

REPURCHASE AGREEMENTS
The Series may use REPURCHASE AGREEMENTS where a party agrees to sell a security to the Series and then repurchase it at an agreed-upon price at a stated time. A repurchase agreement is like a loan by the Series to the other party which creates a fixed return for the Series.

LIQUIDITY PUTS
The Series may purchase and exercise PUTS on municipal bonds without limit. Puts give the Series the right to sell securities at a specified price and date. Puts may be acquired to reduce the risk of the securities subject to the puts, but puts may involve additional costs to the Series, which could reduce the Series' return.

TEMPORARY DEFENSIVE STRATEGY
For temporary defensive purposes, the Series may hold up to 100% of its assets in cash or investment-grade bonds, including bonds that are not exempt from Florida intangibles taxation and federal income taxation. Investing heavily in these securities can limit our ability to achieve the Series' objective, but can help to preserve the Series' assets.
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10  FLORIDA SERIES                                         [ICON] (800) 225-1852

HOW THE SERIES INVESTS
------------------------------------------------

DERIVATIVE STRATEGIES
We may use various derivative strategies to try to improve the Series' returns or protect its assets, although we cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Series will not lose money. Derivatives--such as FUTURES CONTRACTS, OPTIONS, OPTIONS ON FUTURES AND INTEREST RATE SWAPS--involve costs and can be volatile. A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. An option is the right to buy or sell securities or, in the case of an option on a futures contract, the right to buy or sell a futures contract in exchange for a premium. An interest rate swap is a transaction in which the Series and another party "trade" income streams. The swap is done to preserve a return or spread on a particular investment or portion of the Series or to protect against any increase in the price of securities the Series anticipates purchasing at a later date.
    With derivatives, the investment adviser tries to predict if the underlying investment, whether a security, market index, currency, interest rate or some other benchmark, will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Series' overall investment objective. Any derivatives we may use may not match the Series' underlying holdings. For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks--Hedging Strategies."

ADDITIONAL STRATEGIES
The Series also follows certain policies when it: BORROWS MONEY (the Series can borrow up to 33 1/3% of the value of its total assets); and HOLDS ILLIQUID SECURITIES (the Series may hold up to 15% of its net assets in illiquid securities, including certain securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than 7 days). The Series is subject to certain investment restrictions that are fundamental policies and cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.
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HOW THE SERIES INVESTS
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INVESTMENT RISKS
As noted, all investments involve risk, and investing in the Series is no exception. Since the Series' holdings can vary significantly from broad market indexes, performance of the Series can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Series' principal investments and certain of the Series' non-principal investments and strategies. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.
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12  FLORIDA SERIES                                         [ICON] (800) 225-1852

HOW THE SERIES INVESTS
------------------------------------------------

INVESTMENT TYPE

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% OF SERIES' TOTAL ASSETS             RISKS                    POTENTIAL REWARDS
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
  MUNICIPAL BONDS           -- Concentration               -- Tax-exempt interest
                                 risk--the risk that           income, except with
  AT LEAST 80%                  bonds may lose value           respect to certain
                                because of political,          bonds, such as
                                economic or other              private activity
                                events affecting               bonds, which are
                                issuers of Florida             subject to the
                                obligations                    federal alternative
                            -- Credit risk--the risk           minimum tax (AMT)
                                that the borrower          -- If interest rates
                                can't pay back the              decline, long-term
                                money borrowed or              yields should be
                                make interest                  higher than money
                                payments (lower for            market yields
                                insured and
                                higher-rated bonds)
                            -- Market risk--the risk
                                that bonds will lose
                                value in the market
                                because interest
                                rates change or there
                                is a lack of
                                confidence in the
                                borrower
                            -- Illiquidity risk--the
                                 risk that it may be
                                difficult to value
                                precisely and sell at
                                time or price desired
                            -- Nonappropriation
                                 risk--the risk that
                                the municipality may
                                not include the bond
                                obligations in future
                                budgets
                            -- Tax risk--the risk
                                 that federal, state
                                or local income or
                                intangibles tax rates
                                may decrease, which
                                could decrease demand
                                for municipal bonds,
                                or that a change in
                                law may limit or
                                eliminate exemption
                                of interest on
                                municipal bonds from
                                such taxes
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HOW THE SERIES INVESTS
------------------------------------------------

INVESTMENT TYPE (CONT'D)

------------------------------------------------------------------------------------
% OF SERIES' TOTAL ASSETS             RISKS                    POTENTIAL REWARDS
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
  HIGH-YIELD DEBT           -- Higher market risk          -- May offer higher
  OBLIGATIONS                    than higher-grade             interest income than
  (JUNK BONDS)                  municipal bonds                higher-grade bonds
                            -- Higher credit risk
  UP TO 30%                      than higher-grade
                                municipal bonds (more
                                sensitive to economic
                                downturns)
                            -- Certain high-yield
                                bonds may be more
                                illiquid (harder to
                                value and sell), in
                                which case valuation
                                would depend more on
                                investment adviser's
                                judgment than is
                                generally the case
                                with higher-rated
                                bonds
                            -- Tax risk
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  MUNICIPAL LEASE           -- Concentration risk          -- Tax-exempt interest
  OBLIGATIONS               -- Credit risk                     income, except with
                            -- Market risk                     respect to certain
  PERCENTAGE VARIES         -- Illiquidity risk                bonds, such as
                            -- Nonappropriation risk           private activity
                            -- Tax risk                        bonds, which are
                                                               subject to the AMT
                                                           -- If interest rates
                                                                decline, long-term
                                                               yields should be
                                                               higher than money
                                                               market yields
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14  FLORIDA SERIES                                         [ICON] (800) 225-1852

HOW THE SERIES INVESTS
------------------------------------------------

INVESTMENT TYPE (CONT'D)

------------------------------------------------------------------------------------
% OF SERIES' TOTAL ASSETS             RISKS                    POTENTIAL REWARDS
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
  MUNICIPAL ASSET-BACKED    -- Prepayment risk--the        -- Regular interest
  SECURITIES                    risk that the                   income
                                underlying bonds may       -- Pass-through
  PERCENTAGE VARIES             be prepaid, partially          instruments provide
                                or completely,                 greater
                                generally during               diversification than
                                periods of falling             direct ownership of
                                interest rates, which          municipal bonds
                                could adversely
                                effect yield to
                                maturity and could
                                require the Series to
                                reinvest in lower
                                yielding bonds
                            -- Credit risk--the risk
                                that the underlying
                                municipal bonds will
                                not be paid by
                                issuers or by credit
                                insurers or
                                guarantors of such
                                instruments. Some
                                municipal
                                asset-backed
                                securities are
                                unsecured or secured
                                by lower-rated
                                insurers or
                                guarantors and thus
                                may involve greater
                                risk
                            -- Market risk
                            -- Tax risk
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  VARIABLE/FLOATING RATE    -- Value lags value of         -- May offer protection
  SECURITIES                    fixed-rate securities          against interest rate
                                when interest rates            changes
  PERCENTAGE VARIES             change
------------------------------------------------------------------------------------
  INVERSE FLOATERS/         -- High market risk--risk      -- Income generally will
  SECONDARY INVERSE             that inverse floaters          increase when
  FLOATERS                      will fluctuate in              interest rates
                                value more                     decrease
  PERCENTAGE VARIES             dramatically than
                                other debt securities
                                when interest rates
                                change
                            -- Credit risk
                            -- Illiquidity risk
                            -- Secondary inverse
                                floaters are subject
                                to additional risks
                                of municipal
                                asset-backed
                                securities
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HOW THE SERIES INVESTS
------------------------------------------------

INVESTMENT TYPE (CONT'D)

------------------------------------------------------------------------------------
% OF SERIES' TOTAL ASSETS             RISKS                    POTENTIAL REWARDS
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
  DERIVATIVES               -- Derivatives such as         -- The Series could make
                                futures and options            money and protect
  PERCENTAGE VARIES             may not fully offset           against losses if the
                                the underlying                 investment analysis
                                positions and this             proves correct
                                could result in            -- One way to manage the
                                losses to the Series           Series' risk/return
                                that would not have            balance is to lock in
                                otherwise occurred             the value of an
                            -- Derivatives used for            investment ahead of
                                 risk management may           time
                                not have the intended      -- Derivatives that
                                effects and may                 involve leverage
                                result in losses or            could generate
                                missed opportunities           substantial gains or
                            -- The other party to a            low costs
                                derivatives contract
                                could default
                            -- Derivatives that
                                 involve leverage
                                (borrowing for
                                investment) could
                                magnify losses
                            -- Certain types of
                                derivatives involve
                                costs to the Series
                                which can reduce
                                returns
------------------------------------------------------------------------------------
  WHEN-ISSUED AND           -- May magnify underlying      -- May magnify underlying
  DELAYED-DELIVERY              investment losses              investment gains
  SECURITIES                -- Investment costs may
                                exceed potential
  PERCENTAGE VARIES             underlying investment
                                gains
------------------------------------------------------------------------------------
  ILLIQUID SECURITIES       -- May be difficult to         -- May offer more
                                value precisely                attractive yield or
  UP TO 15% OF NET ASSETS   -- May be difficult to             potential for growth
                                 sell at the time or           than more widely
                                price desired                  traded securities
------------------------------------------------------------------------------------

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16  FLORIDA SERIES                                         [ICON] (800) 225-1852

HOW THE SERIES IS MANAGED
-------------------------------------

BOARD OF TRUSTEES
The Fund's Board of Trustees oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

MANAGER
PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NEW JERSEY 07102-4077

    Under a management agreement with the Fund, PIFM manages the Series' investment operations and administers its business affairs. For the fiscal year ended August 31, 1999, the Series paid PIFM management fees of .50 of 1% of the Series' average net assets.
    PIFM and its predecessors have served as manager or administrator to
investment companies since 1987. As of              , 1999, PIFM served as the
Manager to all       of the Prudential Mutual Funds, and as Manager or
administrator to       closed-end investment companies, with aggregate assets of
approximately $      billion.

INVESTMENT ADVISER
The Prudential Investment Corporation, called Prudential Investments, is the Series' investment adviser. Its address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102. PIFM has responsibility for all investment advisory services, supervises Prudential Investments and reimburses Prudential Investments for its reasonable costs and expenses.
    Prudential Investments' Fixed Income Group manages more than $135 billion for Prudential's retail investors, institutional investors, and policyholders. Senior Managing Directors James J. Sullivan and Jack W. Gaston head the Group, which is organized into teams specializing in different market sectors. Top-down, broad investment decisions are made by the Fixed Income Policy Committee, whereas bottom-up security selection is made by the sector teams.
    Mr. Sullivan has overall responsibility for overseeing portfolio management and credit research. Prior to joining Prudential Investments in 1998, he was a managing director in Prudential's Capital Management Group,
--------------------------------------------------------------------------------

HOW THE SERIES IS MANAGED
------------------------------------------------

where he oversaw portfolio management and credit research for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 16 years of experience in risk management, arbitrage trading, and corporate bond investing.
    Mr. Gaston has overall responsibility for overseeing quantitative research and risk management. Prior to this appointment in 1999, he was senior managing director of the Capital Management Group where he was responsible for the investment performance and risk management for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 20 years of experience in investment management, including extensive experience applying quantitative techniques to portfolio management.
    The Fixed Income Investment Policy Committee is comprised of key senior investment managers. Members include seven sector team leaders, the chief investment strategist, and the head of risk management. The Committee uses a top-down approach to investment strategy, asset allocation, and general risk management, identifying sectors in which to invest.
    The Municipal Bond Team, headed by Evan Lamp, is primarily responsible for overseeing the day-to-day management of the Series. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Series' investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.
    The following are the fixed income sector teams and the corresponding team
leaders: (Assets under management are as of        , 1999.)

                             MUNICIPAL BONDS

ASSETS UNDER MANAGEMENT: $  billion.

TEAM LEADER: Evan Lamp. GENERAL INVESTMENT EXPERIENCE: 7 years.

PORTFOLIO MANAGERS: 5. AVERAGE GENERAL INVESTMENT EXPERIENCE: 10 years, which includes team members with significant mutual fund experience.

SECTOR: City, state and local government securities.
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18  FLORIDA SERIES                                         [ICON] (800) 225-1852

HOW THE SERIES IS MANAGED
------------------------------------------------

INVESTMENT APPROACH: Focus is on identifying spread, credit quality and liquidity trends to capitalize on changing opportunities in the municipal market. Ultimately, they seek the highest expected return with the least risk.

                             MONEY MARKETS

ASSETS UNDER MANAGEMENT: $   billion.

TEAM LEADER: Joseph Tully. GENERAL INVESTMENT EXPERIENCE: 16 years

PORTFOLIO MANAGERS: 8. AVERAGE GENERAL INVESTMENT EXPERIENCE: 12 years, which includes team members with significant mutual fund experience.

SECTOR: High-quality short-term securities, including both taxable and tax-exempt instruments.

INVESTMENT APPROACH: Focus is on safety of principal, liquidity and controlled risk.

DISTRIBUTOR
Prudential Investment Management Service LLC (PIMS) distributes the Series' shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans under Rule 12b-1 of the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Series' Class A, B, C, and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables.

YEAR 2000 READINESS DISCLOSURE
The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such an event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the
--------------------------------------------------------------------------------

HOW THE SERIES IS MANAGED
------------------------------------------------

Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000. The Fund and its Board receive, and have received since early 1998, satisfactory quarterly reports from the principal service providers as to their preparations for year 2000 readiness, although there can be no assurance that the service providers (or other securities market participants) will successfully complete the necessary changes in a timely manner. Moreover, the Fund at this time has not considered retaining alternative service providers or directly undertaken efforts to achieve year 2000 readiness, the latter of which would involve substantial expenses without an assurance of success.
    Additionally, issuers of securities generally, as well as those purchased by the Series, may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/ or a specific issuer's performance and could result in a decline in the value of the securities held by the Series.
-------------------------------------------------------------------
20  FLORIDA SERIES                                         [ICON] (800) 225-1852

SERIES DISTRIBUTIONS AND TAX ISSUES
-------------------------------------

Investors who buy shares of the Series should be aware of some important tax issues. For example, the Series pays DIVIDENDS of net investment income monthly, and distributes LONG-TERM CAPITAL GAINS, if any, at least annually. Dividends generally will be exempt from federal income tax. If, however, the Series invests in taxable obligations, it will pay dividends that are not exempt from federal income taxes and shares of the Series will be subject to the Florida intangibles tax. Also, if you sell shares of the Series for a profit, you may have to pay capital gains taxes on the amount of your profit.
    The following briefly discusses some of the important state and federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS
The Series distributes DIVIDENDS of any net investment income to shareholders, typically every month. For example, if the Series owns a City XYZ bond and the bond pays interest, the Series will pay out a portion of this interest as a dividend to its shareholders, assuming the Series' income is more than its costs and expenses. These dividends generally will be EXEMPT FROM FEDERAL INCOME TAXES, as long as 50% or more of the value of the Series' assets at the end of each quarter is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes.
    As we mentioned before, the Series will concentrate its investments in Florida obligations. In addition, Series' shares will be EXEMPT FROM THE FLORIDA INTANGIBLES TAX FOR FLORIDA RESIDENTS if the Series' portfolio of assets consists solely of Florida obligations. Dividends attributable to the interest on taxable bonds held by the Series, market discount on taxable and tax-exempt obligations and short-term capital gains, however, will be subject to federal income tax at ordinary income tax rates.
    Some shareholders may be subject to federal alternative minimum tax (AMT) liability. Tax-exempt interest from certain bonds is treated as an item of tax preference, and may be attributed to shareholders. A portion of all tax-exempt interest is includable as an upward adjustment in determining a corporation's alternative minimum taxable income. These rules could make you liable for the AMT.
--------------------------------------------------------------------------------

SERIES DISTRIBUTIONS AND TAX ISSUES
------------------------------------------------

    The Series also distributes LONG-TERM CAPITAL GAINS to shareholders (typically once a year). Long-term capital gains are generated when the Series sells assets that it held for more than 12 months, for a profit. For an individual, the maximum long-term capital gains rate is 20%.
    For your convenience, distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Series without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker you will receive a credit to your account. Either way, the distributions may be subject to taxes. For more information about Automatic Reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year.
    Series distributions are generally taxable to you in the year they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid to you on December 31 of the prior year. Corporate shareholders are not eligible for the 70% dividends-received deduction on dividends paid by the Series.

WITHHOLDING TAXES
If federal law requires you to provide the Series with your tax identification number and certifications as to your tax status, and you fail to do so, or are otherwise subject to backup withholding, we generally withhold and pay to the U.S. Treasury 31% of your taxable distributions and gross sale proceeds. If you are subject to backup withholding, we will withhold and pay to the Treasury 31% of your distributions.

IF YOU PURCHASE JUST BEFORE RECORD DATE
If you buy shares of the Series just before the record date (the date that determines who receives the dividend), that distribution will be paid to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Series
-------------------------------------------------------------------
22  FLORIDA SERIES                                         [ICON] (800) 225-1852

SERIES DISTRIBUTIONS AND TAX ISSUES
------------------------------------------------

decreases by the amount of the dividend to reflect the payout although this may not be apparent because the value of each share of the Series will also be affected by the market changes, if any. The distribution you receive makes up for the decrease in share value. However, if the distribution is taxable, the timing of your purchase does mean that part of your investment came back to you as taxable income.

IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Series for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax. The amount of tax you pay depends on whether you hold your shares for more than one year. If you sell shares of the Series for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.
    Exchanging your shares of the Series for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.
RECEIPTS FROM SALE  $        -->        +$  CAPITAL GAIN
                                            (taxes owed)

                                            OR

RECEIPTS FROM SALE  $        -->        -$  CAPITAL LOSS
                                            (offset against gain)

[GRAPH]

    Any gain or loss you may have from selling or exchanging Series shares will not be reported on the Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Series shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES
We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event." This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years," in the next section.
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
-------------------------------------

HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Series for you, call Prudential Mutual Fund
Services LLC (PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 15020
NEW BRUNSWICK, NJ 08906-5020

    To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Series, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Series) or suspend or modify the Series' sale of its shares.

STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Series, although Class Z shares are available to a limited group of investors.
    Multiple share classes let you choose a cost structure that meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why they call it a Contingent Deferred Sales Charge or CDSC), but the operating expenses each year are higher than the Class A share expenses. With Class C shares, you pay a 1% front end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.
    When choosing a share class, you should consider the following:

     --    The amount of your investment

     -- The length of time you expect to hold the shares and the impact of varying distribution fees
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24  FLORIDA SERIES                                         [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

     --    The different sales charges that apply to each share class--
           Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low front end sales charge and low CDSC
     --    Whether you qualify for any reduction or waiver of sales charges
     -- The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase
     --    Whether you qualify to purchase Class Z shares.
    See "How to Sell Your Shares" for a description of the impact of CDSCs.

SHARE CLASS COMPARISON. Use this chart to help you compare the Series' different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

-----------------------------------------------------------------------------------------
                                CLASS A           CLASS B          CLASS C       CLASS Z
-----------------------------------------------------------------------------------------
  Minimum purchase            $1,000          $1,000             $2,500          None
    amount(1)
  Minimum amount for          $100            $100               $100            None
    subsequent
   purchases(1)
  Maximum initial             3% of the       None               1% of the       None
    sales charge              public                             public
                              offering                           offering
                              price                              price
  Contingent Deferred         None            If sold during:    1% on sales     None
    Sales Charge (CDSC)(2)                    Year 1    5%       made within
                                              Year 2    4%       18 months of
                                              Year 3    3%       purchase(2)
                                              Year 4    2%
                                              Years 5/6 1%
                                              Year 7    0%
  Annual distribution         .30 of 1%       .50 of 1%          1% (.75 of      None
    and service (12b-1)       (.25 of 1%                         1%
    fees (shown as            currently)                         currently)
    a percentage of
    average net
    assets)(3)

1                       THE MINIMUM INVESTMENT REQUIREMENTS DO NOT APPLY TO CERTAIN
                        RETIREMENT AND EMPLOYEE SAVINGS PLANS AND CUSTODIAL ACCOUNTS
                        FOR MINORS. THE MINIMUM INITIAL AND SUBSEQUENT INVESTMENT
                        FOR PURCHASES MADE THROUGH THE AUTOMATIC INVESTMENT PLAN IS
                        $50. FOR MORE INFORMATION, SEE "STEP 4: ADDITIONAL
                        SHAREHOLDER SERVICES--AUTOMATIC INVESTMENT PLAN."
2                       FOR MORE INFORMATION ABOUT THE CDSC AND HOW IT IS
                        CALCULATED, SEE "HOW TO SELL YOUR SHARES--CONTINGENT
                        DEFERRED SALES CHARGES (CDSC)." CLASS C SHARES BOUGHT BEFORE
                        NOVEMBER 2, 1998 HAVE A 1% CDSC IF SOLD WITHIN ONE YEAR.
3                       THESE DISTRIBUTION FEES ARE PAID FROM THE SERIES' ASSETS ON
                        A CONTINUOUS BASIS. OVER TIME, THE FEES WILL INCREASE THE
                        COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING
                        OTHER TYPES OF SALES CHARGES. THE SERVICE FEE FOR CLASS A,
                        CLASS B AND CLASS C SHARES IS .25 OF 1%. THE DISTRIBUTION
                        FEE FOR CLASS A SHARES IS LIMITED TO .30 OF 1% (INCLUDING
                        THE .25 OF 1% SERVICE FEE), FOR CLASS B SHARES IS LIMITED TO
                        .50 OF 1% (INCLUDING THE .25 OF 1% SERVICE FEE), AND IS .75
                        OF 1% FOR CLASS C SHARES. FOR THE FISCAL YEAR ENDING AUGUST
                        31, 2000, THE DISTRIBUTOR OF THE FUND HAS CONTRACTUALLY
                        AGREED TO REDUCE ITS DISTRIBUTION AND SERVICE (12B-1) FEES
                        FOR CLASS A AND CLASS C SHARES TO .25 OF 1% AND .75 OF 1% OF
                        THE AVERAGE DAILY NET ASSETS OF CLASS A SHARES AND CLASS C
                        SHARES, RESPECTIVELY.

--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

INCREASE THE AMOUNT OF YOUR INVESTMENT. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows you how the sales charge decreases as the amount of your investment increases.

-------------------------------------------------------------------------------------
                          SALES CHARGE AS % OF   SALES CHARGE AS % OF      DEALER
   AMOUNT OF PURCHASE        OFFERING PRICE        AMOUNT INVESTED       REALLOWANCE
-------------------------------------------------------------------------------------
  Less than $99,999                      3.00%                  3.09%           3.00%
  $100,000 to $249,999                   2.50%                  2.56%           2.50%
  $250,000 to $499,999                   1.50%                  1.52%           1.50%
  $500,000 to $999,999                   1.00%                  1.01%           1.00%
  $1 million and
   above(1)                               None                   None            None

1                       IF YOU INVEST $1 MILLION OR MORE, YOU CAN BUY ONLY CLASS A
                        SHARES, UNLESS YOU QUALIFY TO BUY CLASS Z SHARES.

    To satisfy the purchase amounts above, you can:

     --    Invest with an eligible group of related investors

     -- Buy the Class A shares of two or more Prudential mutual funds at the same time

     -- Use your RIGHTS OF ACCUMULATION, which allow you to combine the value of Prudential mutual fund shares you already own with the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent if you qualify for Rights of Accumulation)

     -- Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Series and other Prudential mutual funds within 13 months.

    The Distributor may reallow Class A's sales charge to dealers.

MUTUAL FUND PROGRAMS. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments
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26  FLORIDA SERIES                                         [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

Advisory Group relating to:

     -- Mutual Fund "wrap" or asset allocation programs where the sponsor places Series trades and charges its clients a management, consulting or other fee for its services, or

     -- Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Other investors pay no sales charges, including certain officers, employees or agents of Prudential and its affiliates, the Prudential mutual funds, the subadvisers of the Prudential mutual funds and clients of brokers that have entered into a selected dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge--Class A Shares."

WAIVING CLASS C'S INITIAL SALES CHARGE
INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated or one of its affiliates. These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must do one of the following:

     --    Purchase your shares through an account at Prudential Securities

     -- Purchase your shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation, or

     --    Purchase your shares through another broker.
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

    The waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker. The Transfer Agent may require any supporting documents it considers appropriate.

QUALIFYING FOR CLASS Z SHARES
MUTUAL FUND PROGRAMS. Class Z shares can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Series as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     -- Mutual fund "wrap" or asset allocation programs where the sponsor places Series trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

     -- Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Class Z shares also can be purchased by any of the following:

     -- Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option,

     -- Current and former Directors/Trustees of the Prudential mutual funds (including the Fund), and

     --    Prudential, with an investment of $10 million or more.
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28  FLORIDA SERIES                                         [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

    In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, switching to Class A shares lowers your Series expenses.
    When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B shares."
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY
The price you pay for each share of the Series is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation: it's the total value of the fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. Most national newspapers report the NAVs of most mutual funds, which allows investors to check the price of mutual funds daily.
    We determine the NAV of our shares once each business day at 4:15 p.m. New York time on days that the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed on national holidays and Good Friday. We do not determine NAV with respect to the Series on days when we have not received any orders to purchase, sell, or exchange the Series' shares, or when changes in the value of the Series' portfolio do not materially affect the NAV.

WHAT PRICE WILL YOU PAY FOR SHARES OF THE SERIES?
For Class A and Class C shares, you'll pay the public offering price, which is NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

-------------------------------------------------------------------
MUTUAL FUND SHARES
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds City ABC bonds in its portfolio and the price of City ABC bonds goes up while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.
-------------------------------------------------------------------
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30  FLORIDA SERIES                                         [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Series shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Series Distributions and Tax Issues" section, the Series pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Series at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 15015
NEW BRUNSWICK, NJ 08906-5015

AUTOMATIC INVESTMENT PLAN. You can make regular purchases of the Series for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

THE PRUTECTOR PROGRAM. Optional group term life insurance--which protects the value of your Prudential mutual fund investment for your beneficiaries against market declines--is available to investors who purchase their shares through Prudential. This insurance is subject to various restrictions and charges and is not available in all states.

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available that will provide you with monthly or quarterly checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC.

REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about your Series. To reduce the Series' expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

HOW TO SELL YOUR SHARES
You can sell your shares of the Series for cash (in the form of a check) at any time, subject to certain restrictions.
    When you sell shares of the Series--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, he must receive your order to sell by 4:15 p.m. New York time to process the sale on that day. Otherwise, contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

    Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES
There are certain times when you may not be able to sell shares of the Series, or when we may delay paying you the proceeds from a sale. This may happen during unusual market conditions or emergencies when the Series can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."
    If you are selling more than $100,000 of shares, you want the check sent to someone or some place that is not in our records or you are a business trust and you hold shares directly with the Transfer Agent, you will need to have the signature on your sell order guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer or credit union. For more information, see the SAI, "Purchase,
-------------------------------------------------------------------
32  FLORIDA SERIES                                         [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGE (CDSC)
If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase, you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell your shares in the following order:

     -- Amounts representing shares you purchased with reinvested dividends and distributions

     -- Amounts representing the increase in NAV above the total amount of payments for shares made during the past six years for Class B shares and 18 months for Class C shares (one year for Class C shares purchased before November 2, 1998)

     -- Amounts representing the cost of shares held beyond the CDSC period (six years for Class B shares and 18 months for Class C shares)

    Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.
    Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.
    As we noted in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth, and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 18 months of purchase. For both Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.
    The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase,
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:

     -- After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares owned in joint tenancy (with rights of survivorship), provided the shares were purchased before the death or disability

     --    On certain sales from a Systematic Withdrawal Plan.

    For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charge--Class B shares."

REDEMPTION IN KIND
If the sales of Series shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Series' net assets, we can then give you securities from the Series' portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Series' expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the Series without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer
-------------------------------------------------------------------
34  FLORIDA SERIES                                         [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

HOW TO EXCHANGE YOUR SHARES
You can exchange your shares of the Series for shares of the same class in certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Series for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.
    If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010
    There is no sales charge for such exchanges. However, if you exchange--and then sell--Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding periods for CDSC liability.
    Remember, as we explained in the section entitled "Series Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

    If you own Class B or Class C shares and qualify to purchase Class A shares without paying an initial sales charge, we will automatically exchange your Class B or Class C shares which are not subject to a CDSC for Class A shares. We make such exchanges on a quarterly basis if you qualify for this exchange privilege. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.

FREQUENT TRADING
Frequent trading of the Series' shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Series' investments. When market timing occurs, the Series may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Series' performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Series will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Series by any person, group or commonly controlled account. The Fund may notify a market timer of rejection of an exchange or purchase order after the day the order is placed. If the Fund allows a market timer to trade Series shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.
-------------------------------------------------------------------
36  FLORIDA SERIES                                         [ICON] (800) 225-1852

FINANCIAL HIGHLIGHTS
-------------------------------------

The financial highlights will help you evaluate financial performance of the Series. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Series, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.
    Review each chart with the financial statements and report of independent accountants, which appear in the SAI and are available upon request. Additional performance information for each share class is contained in the annual report, which you can receive at no charge.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS A SHARES
The financial highlights for the three years ended August 31, 1999 were audited
by                      LLP, independent accountants, and the financial
highlights for the two years ended August 31, 1996 were audited by other independent auditors, whose reports were unqualified.

CLASS A SHARES (FISCAL PERIOD ENDED 8-31)

---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE           1999            1998            1997             1996             1995
---------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR             $--          $10.41          $10.11           $10.06            $9.91
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                           --             .52             .54(2)           .57(2)           .59(2)
 Net realized and unrealized gain
  (loss) on investment transactions              --             .33             .31              .05              .15
 TOTAL FROM INVESTMENT OPERATIONS                --             .85             .85              .62              .74
---------------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                                         --            (.52)           (.54)            (.57)            (.59)
 Distributions in excess of
  investment income                              --              --            (.01)              --               --
 Distributions from net realized
  gains                                          --              --              --               --               --
 TOTAL DISTRIBUTIONS                             --            (.52)           (.55)            (.57)            (.59)
 NET ASSET VALUE, END OF YEAR                   $--          $10.74          $10.41           $10.11           $10.06
 TOTAL RETURN(1)                                --%           8.34%           8.65%            6.20%            7.85%
---------------------------------
---------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                  1999            1998            1997             1996             1995
---------------------------------------------------------------------------------------------------------------------
-----------------------------------
 NET ASSETS, END OF YEAR (000)                  $--         $88,045         $92,579         $101,999         $120,963
 AVERAGE NET ASSETS (000)                       $--         $90,437         $97,700         $112,266         $124,259
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  fees                                          --%            .80%            .57%(2)          .37%(2)          .24%(2)
 Expenses, excluding distribution
  fees                                          --%            .70%            .47%(2)          .27%(2)          .17%(2)
 Net investment income                          --%           4.89%           5.32%(2)         5.56%(2)         6.04%(2)
 Portfolio turnover                             --%             35%             22%              68%              65%
---------------------------------

1 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND ARE SOLD ON THE LAST DAY OF EACH PERIOD REPORTED.
2    NET OF MANAGEMENT FEE WAIVER.

-------------------------------------------------------------------
38  FLORIDA SERIES                                         [ICON] (800) 225-1852

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS B SHARES
The financial highlights for the three years ended August 31, 1999 were audited
by                      LLP, independent accountants, and the financial
highlights for the two years ended August 31, 1996 were audited by other independent auditors, whose reports were unqualified.

CLASS B SHARES (FISCAL YEAR ENDED 8-31)

---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE           1999            1998            1997             1996             1995
---------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR             $--          $10.41          $10.11           $10.06            $9.91
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                           --             .48             .50(2)           .53(2)           .55(2)
 Net realized and unrealized gain
  (loss) on investment transactions              --             .33             .31              .05              .15
 TOTAL FROM INVESTMENT OPERATIONS                --             .81             .81              .58              .70
---------------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                                         --            (.48)           (.50)            (.53)            (.55)
 Distributions in excess of
  investment income                              --              --            (.01               --               --
 Distributions from net realized
  gains                                          --
 TOTAL DISTRIBUTIONS                             --            (.48)           (.51)            (.53)            (.55)
 NET ASSET VALUE, END OF YEAR                   $--          $10.74          $10.41           $10.11           $10.06
 TOTAL RETURN(1)                                --%           7.91%           8.22%            5.79%            7.39%
---------------------------------
---------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                  1999            1998            1997             1996             1995
---------------------------------------------------------------------------------------------------------------------
-----------------------------------
 NET ASSETS, END OF YEAR (000)                  $--         $22,755         $18,820          $14,699           $8,326
 AVERAGE NET ASSETS (000)                       $--         $21,154         $17,565          $12,570           $4,699
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  fees                                          --%           1.20%            .97%(2)          .77%(2)          .67%(2)
 Expenses, excluding distribution
  fees                                          --%            .70%            .47%(2)          .27%(2)          .17%(2)
 Net investment income                          --%           4.49%           4.92%(2)         5.16%(2)         5.56%(2)
 Portfolio turnover                             --%             35%             22%              68%              65%
---------------------------------

1 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND ARE SOLD ON THE LAST DAY OF EACH PERIOD REPORTED.
2    NET OF MANAGEMENT FEE WAIVER.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS C SHARES
The financial highlights for the three years ended August 31, 1999 were audited
by                      LLP, independent accountants, and the financial
highlights for the two years ended August 31, 1996 were audited by other independent auditors, whose reports were unqualified.

CLASS C SHARES (FISCAL YEAR ENDED 8-31)

------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE          1999          1998          1997           1996            1995
------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR           $--        $10.41        $10.11         $18.06           $9.91
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                         --           .45           .48(2)         .50(2)          .53(2)
 Net realized and unrealized gain
  (loss) on investment transactions            --           .33           .31            .05             .15
 TOTAL FROM INVESTMENT OPERATIONS              --           .78           .79            .55             .68
------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                                       --          (.45)         (.48)          (.50)           (.53)
 Distributions in excess of
  investment income                            --            --          (.01)            --              --
 Distributions from net realized
  gains                                        --            --            --             --              --
 TOTAL DISTRIBUTIONS                           --          (.45)         (.49)          (.50)           (.53)
 NET ASSET VALUE, END OF YEAR                 $--        $10.74        $10.41         $10.11          $10.06
 TOTAL RETURN(1)                              --%         7.64%         7.95%          5.52%           7.12%
-----------------------------------
------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                 1999          1998          1997           1996            1995
------------------------------------------------------------------------------------------------------------
-----------------------------------
 NET ASSETS, END OF YEAR (000)                $--        $7,520        $7,336         $7,792          $9,028
 AVERAGE NET ASSETS (000)                     $--        $7,325        $7,575         $8,293         $10,265
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  fees                                        --%         1.45%         1.22%(2)       1.02%(2)         .92%(2)
 Expenses, excluding distribution
  fees                                        --%          .70%          .47%(2)        .27%(2)         .17%(2)
 Net investment income                        --%         4.24%         4.67%(2)       4.91%(2)        5.35%(2)
 Portfolio turnover                           --%           35%           22%            68%             65%
-----------------------------------

1 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND ARE SOLD ON THE LAST DAY OF EACH PERIOD REPORTED.
2    NET OF MANAGEMENT FEE WAIVER.

-------------------------------------------------------------------
40  FLORIDA SERIES                                         [ICON] (800) 225-1852

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS Z SHARES
The financial highlights for the two years ended August 31, 1999 were audited by
                     LLP, independent accountants, and the financial highlights for the period from December 6, 1996 through August 31, 1997 were audited by other independent auditors, whose reports were unqualified.

CLASS Z SHARES (FISCAL YEAR ENDED 8-31)

----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE            1999               1998            1997(1)
----------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF
  PERIOD                                          $--             $10.41          $10.36
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                             --                .53             .41(4)
 Net realized and unrealized gain
  on investment transactions                       --                .32             .06
 TOTAL FROM INVESTMENT OPERATIONS                  --                .85             .47
----------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                                           --               (.53)           (.41)
 Distributions in excess of
  investment income                                --
 Distributions from net investment
  income                                           --                 --            (.01)
 TOTAL DISTRIBUTIONS                               --               (.53)           (.42)
 NET ASSET VALUE, END OF PERIOD                   $--             $10.73          $10.41
 TOTAL RETURN(2)                                  --%              8.34%           4.57%
-----------------------------------
----------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                   1999               1998              1997
----------------------------------------------------------------------------------------
-----------------------------------
 NET ASSETS, END OF PERIOD (000)                  $--               $383             $94
 AVERAGE NET ASSETS (000)                         $--               $373             $36
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  fees                                            --%               .70%            .47%(3),(4)
 Net investment income                            --%              4.99%           5.48%(3),(4)
 Portfolio turnover                               --%                35%             22%
-----------------------------------

1 INFORMATION SHOWN IS FOR THE PERIOD 12-6-96 (WHEN CLASS Z SHARES WERE FIRST OFFERED) THROUGH 8-31-97.
2 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND ARE SOLD ON THE LAST DAY OF EACH PERIOD REPORTED. TOTAL RETURN FOR PERIODS OF LESS THAN A FULL YEAR IS NOT ANNUALIZED.
3    ANNUALIZED.
4    NET OF MANAGEMENT FEE WAIVER.

--------------------------------------------------------------------------------

THE PRUDENTIAL MUTUAL FUND FAMILY
-------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or dealer or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
PRUDENTIAL DISTRESSED SECURITIES FUND, INC.
PRUDENTIAL EMERGING GROWTH FUND, INC.
PRUDENTIAL EQUITY FUND, INC.
PRUDENTIAL EQUITY INCOME FUND
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL SMALL-CAP INDEX FUND
  PRUDENTIAL STOCK INDEX FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL JENNISON GROWTH FUND
  PRUDENTIAL JENNISON GROWTH & INCOME FUND
PRUDENTIAL MID-CAP VALUE FUND
PRUDENTIAL REAL ESTATE SECURITIES FUND
PRUDENTIAL SECTOR FUNDS, INC.
  PRUDENTIAL FINANCIAL SERVICES FUND
  PRUDENTIAL HEALTH SCIENCES FUND
  PRUDENTIAL TECHNOLOGY FUND
  PRUDENTIAL UTILITY FUND
PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
PRUDENTIAL SMALL COMPANY VALUE FUND, INC.
PRUDENTIAL TAX-MANAGED EQUITY FUND
PRUDENTIAL 20/20 FOCUS FUND
NICHOLAS-APPLEGATE FUND, INC.
  NICHOLAS-APPLEGATE GROWTH EQUITY FUND
TARGET FUNDS
  LARGE CAPITALIZATION GROWTH FUND
  LARGE CAPITALIZATION VALUE FUND
  SMALL CAPITALIZATION GROWTH FUND
  SMALL CAPITALIZATION VALUE FUND
ASSET ALLOCATION/BALANCED FUNDS
PRUDENTIAL BALANCED FUND
PRUDENTIAL DIVERSIFIED FUNDS
  CONSERVATIVE GROWTH FUND
  MODERATE GROWTH FUND
  HIGH GROWTH FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL ACTIVE BALANCED FUND
GLOBAL FUNDS
GLOBAL STOCK FUNDS
PRUDENTIAL DEVELOPING MARKETS FUND
  PRUDENTIAL DEVELOPING MARKETS EQUITY FUND
  PRUDENTIAL LATIN AMERICA EQUITY FUND
PRUDENTIAL EUROPE GROWTH FUND, INC.
PRUDENTIAL GLOBAL GENESIS FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL EUROPE INDEX FUND
  PRUDENTIAL PACIFIC INDEX FUND
PRUDENTIAL NATURAL RESOURCES FUND, INC.
PRUDENTIAL PACIFIC GROWTH FUND, INC.
PRUDENTIAL WORLD FUND, INC.
  GLOBAL SERIES
  INTERNATIONAL STOCK SERIES
GLOBAL UTILITY FUND, INC.
TARGET FUNDS
  INTERNATIONAL EQUITY FUND

-------------------------------------------------------------------
42  FLORIDA SERIES                                         [ICON] (800) 225-1852

THE PRUDENTIAL MUTUAL FUND FAMILY
-------------------------------------

GLOBAL BOND FUNDS
PRUDENTIAL GLOBAL LIMITED MATURITY FUND, INC.
  LIMITED MATURITY PORTFOLIO
PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
PRUDENTIAL INTERMEDIATE GLOBAL
  INCOME FUND, INC.
PRUDENTIAL INTERNATIONAL BOND FUND, INC.
BOND FUNDS
TAXABLE BOND FUNDS
PRUDENTIAL DIVERSIFIED BOND FUND, INC.
PRUDENTIAL GOVERNMENT INCOME FUND, INC.
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  SHORT-INTERMEDIATE TERM SERIES
PRUDENTIAL HIGH YIELD FUND, INC.
PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL BOND MARKET INDEX FUND
PRUDENTIAL STRUCTURED MATURITY FUND, INC.
  INCOME PORTFOLIO
TARGET FUNDS
  TOTAL RETURN BOND FUND
TAX-EXEMPT BOND FUNDS
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA SERIES
  CALIFORNIA INCOME SERIES
PRUDENTIAL MUNICIPAL BOND FUND
  HIGH INCOME SERIES
  INSURED SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  FLORIDA SERIES
  MASSACHUSETTS SERIES
  NEW JERSEY SERIES
  NEW YORK SERIES
  NORTH CAROLINA SERIES
  OHIO SERIES
  PENNSYLVANIA SERIES
PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
CASH ACCUMULATION TRUST
  LIQUID ASSETS FUND
  NATIONAL MONEY MARKET FUND
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  MONEY MARKET SERIES
  U.S. TREASURY MONEY MARKET SERIES
PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
  MONEY MARKET SERIES
PRUDENTIAL MONEYMART ASSETS, INC.
TAX-FREE MONEY MARKET FUNDS
PRUDENTIAL TAX-FREE MONEY FUND, INC.
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA MONEY MARKET SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  CONNECTICUT MONEY MARKET SERIES
  MASSACHUSETTS MONEY MARKET SERIES
  NEW JERSEY MONEY MARKET SERIES
  NEW YORK MONEY MARKET SERIES
COMMAND FUNDS
COMMAND MONEY FUND
COMMAND GOVERNMENT FUND
COMMAND TAX-FREE FUND
INSTITUTIONAL MONEY MARKET FUNDS
PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.
  INSTITUTIONAL MONEY MARKET SERIES

--------------------------------------------------------------------------------

APPENDIX A
-------------------------------------

                         DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE

BOND RATINGS
    Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
    Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
    A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.
    Baa: Bonds that are rated Baa are considered as medium grade obligations I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
    Ba: Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
    B: Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
--------------------------------------------------------------------------------

APPENDIX A
------------------------------------------------

    Bonds rated within the Aa, A, Baa, Ba and B categories that Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.
    Caa: Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
    Ca: Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
    C: Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM DEBT RATINGS
Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year.
    P-1: Issuers rated "Prime-1" or "P-1" (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.
    P-2: Issuers rated "Prime-2" or "P-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.
    P-3: Issuers rated "Prime-3" or "P-3" (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.

SHORT-TERM RATINGS
Moody's ratings for tax-exempt notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk.
    MIG 1: Loans bearing the designation MIG 1 are of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.
    MIG 2: Loans bearing the designation MIG 2 are of high quality. Margins of protection are ample although not so large as in the preceding group.
    MIG 3: Loans bearing the designation MIG 3 are of favorable quality. All security elements are accounted for but there is lacking the undeniable
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A-2  FLORIDA SERIES                                        [ICON] (800) 225-1852

APPENDIX A
------------------------------------------------

strength of the preceding grades.
    MIG 4: Loans bearing the designation MIG 4 are of adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

STANDARD & POOR'S RATINGS GROUP
DEBT RATINGS
    AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
    AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated obligations only in small degree.
    A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.
    BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
    BB, B, CCC, CC AND C: Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighted by large uncertainties or major exposures to adverse conditions.
    D: Debt rated D is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

COMMERCIAL PAPER RATINGS
S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market.
--------------------------------------------------------------------------------

APPENDIX A
------------------------------------------------

    A-1: The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
    A-2: Capacity for timely payment on issues with the designation A-2 is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
    A-3: Issues with the A-3 designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

MUNICIPAL NOTES
A municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in three years or less will likely receive a note rating, while notes maturing beyond three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. Municipal notes are SP-1, SP-2 or SP-3. The designation SP-1 indicates a very strong capacity to pay principal an interest. Those issues determined to possess extremely strong characteristics are given a plus (+) designation. An SP-2 designation indicates a satisfactory capacity to pay principal and interest. An SP-3 designations indicates speculative capacity to pay principal and interest.
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A-4  FLORIDA SERIES                                        [ICON] (800) 225-1852

FOR MORE INFORMATION:
-------------------------------------

Please read this prospectus before you invest in the Series and keep it for future reference.
For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 15005
NEW BRUNSWICK, NJ 08906-5005
(800) 225-1852
(732) 417-7555
  (if calling from outside the U.S.)

--------------------------------
Outside Brokers Should Contact:
PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC
P.O. BOX 15035
NEW BRUNSWICK, NJ 08906-5035
(800) 778-8769

------------------------------------
Visit Prudential's Web Site At:
http://www.prudential.com

--------------------------------
Additional information about the Series can be obtained without charge and can be found in the following documents:

STATEMENT OF ADDITIONAL
  INFORMATION (SAI)
 (incorporated by reference into this prospectus)

ANNUAL REPORT
  (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance)

SEMI-ANNUAL REPORT

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
By Electronic Request:
publicinfo@sec.gov
  (The SEC charges a fee to copy documents.)

In Person:
Public Reference Room in
Washington, DC
  (For hours of operation, call
  (202)942-8090.)

Via the Internet:
on the EDGAR Database at
http://www.sec.gov

--------------------------------

           CUSIP         Quotron
           Numbers:     Symbols:

  Class
A:         74435M-50-7
  Class
B:         74435M-60-6
  Class
C:         74435M-61-4
  Class
Z:         74435M-42-4

Investment Company Act File No:

811-4023

[MF122A]                                       [LOGO] Printed on Recycled Paper

TYPE OF FUND:
-------------------------------------
Tax-exempt bond

INVESTMENT OBJECTIVE:
-------------------------------------
Maximize current income that is exempt from Massachusetts state and federal income taxes consistent with the preservation of capital

                                     [LOGO]

PRUDENTIAL
MUNICIPAL
SERIES FUND

---------------------------------------------------------------
MASSACHUSETTS SERIES
PROSPECTUS: DECEMBER   , 1999

As with all mutual funds, the
Securities and Exchange Commission has
not approved or disapproved the
Series' shares, nor has the SEC
determined that this prospectus is
complete or accurate. It is a criminal
offense to state otherwise.                        [LOGO]

TABLE OF CONTENTS
-------------------------------------

1       RISK/RETURN SUMMARY
1       Investment Objective and Principal Strategies
1       Principal Risks
3       Evaluating Performance
5       Fees and Expenses

7       HOW THE SERIES INVESTS
7       Investment Objective and Policies
9       Other Investments and Strategies
11      Investment Risks

16      HOW THE SERIES IS MANAGED
16      Board of Trustees
16      Manager
16      Investment Adviser
18      Distributor
18      Year 2000 Readiness Disclosure

20      SERIES DISTRIBUTIONS AND TAX ISSUES
20      Distributions
21      Tax Issues
22      If You Sell or Exchange Your Shares

23      HOW TO BUY, SELL AND EXCHANGE SHARES OF THE SERIES
23      How to Buy Shares
31      How to Sell Your Shares
34      How to Exchange Your Shares

36      FINANCIAL HIGHLIGHTS
37      Class A Shares
38      Class B Shares
39      Class C Shares
40      Class Z Shares

42      THE PRUDENTIAL MUTUAL FUND FAMILY

A-1     APPENDIX A: DESCRIPTION OF SECURITY RATINGS

        FOR MORE INFORMATION (Back Cover)

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MASSACHUSETTS SERIES                          [ICON] (800) 225-1852

RISK/RETURN SUMMARY
-------------------------------------

This section highlights key information about the MASSACHUSETTS SERIES (the Series) of the PRUDENTIAL MUNICIPAL SERIES FUND (the Fund). Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Our investment objective is to maximize CURRENT INCOME that is EXEMPT FROM MASSACHUSETTS STATE AND FEDERAL INCOME TAXES, consistent with the PRESERVATION OF CAPITAL. This means we invest primarily in Massachusetts state and municipal bonds, which are debt obligations or fixed income securities, including notes, commercial paper and other securities, as well as obligations of other issuers that pay interest income that is exempt from those taxes (collectively called "Massachusetts obligations"). In conjunction with our investment objective, we may invest in debt obligations with the potential for capital gain.
    To achieve our objective, we normally invest so that at least 80% of the income from the Series' investments will be exempt from Massachusetts state and federal income taxes or the Series will invest at least 80% of its total assets in Massachusetts obligations. We normally invest at least 70% of the Series' total assets in "investment grade" debt obligations, which are debt obligations rated at least BBB by Standard & Poor's Ratings Group (S&P), Baa by Moody's Investors Service (Moody's), or comparably rated by another major rating service, and unrated debt obligations that we believe are comparable in quality. However, we may invest up to 30% of the Series' assets in "non-investment grade" or HIGH YIELD DEBT OBLIGATIONS, commonly known as "JUNK BONDS". The Series may invest in municipal bonds the interest and/or principal payments on which are insured by the bond issuers or other parties. The Series may also invest in certain municipal bonds the interest on which is subject to the federal alternative minimum tax (AMT). The dollar-weighted average maturity of the Series will normally be between 10 and 20 years.
    While we make every effort to achieve our objective, we can't guarantee success.

PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. The securities in which the Series invests are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due,
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

as well as the risk that the securities may lose value because interest rates change or because there is a lack of confidence in the issuer. Bonds with longer maturity dates typically produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates than bonds with shorter maturity dates. The Series invests in non-investment grade securities--also known as "junk bonds"--which have a higher risk of default and tend to be less liquid than higher-rated securities. Therefore, an investment in the Series may not be appropriate for short-term investing.
    The Series may purchase insured municipal bonds to reduce credit risks. Although insurance coverage reduces credit risks by providing that the insurer will make timely payment of interest and/or principal, it does not provide protection against the market fluctuations of insured bonds or fluctuations in the price of the shares of the Series. An insured municipal bond fluctuates in value largely based on factors relating to the insurer's creditworthiness or ability to satisfy its obligations.
    Bond prices and the Series' net asset value generally move in opposite directions from interest rates--if interest rates go up, the prices of the bonds in the Series' portfolio may fall because the bonds the Series holds won't, as a rule, pay as well as the newer bonds issued. Bonds that are issued when interest rates are high generally increase in value when interest rates fall.
    Municipal bonds may be subject to the risk that the borrower may not set aside funds to make the bond or lease payments.
    Because the Series will concentrate its investments in Massachusetts obligations, the Series is more susceptible to economic, political and other developments that may adversely affect issuers of Massachusetts obligations than a municipal bond fund that is not as geographically concentrated. For more information on the risks of investing in Massachusetts obligations, see "Description of the Fund, Its Investments and Risks" in the Statement of Additional Information.
    Like any mutual fund, an investment in the Series could lose value, and you could lose money. For more information about the risks associated with the Series, see "How the Series Invests--Investment Risks."
    An investment in the Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency.
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2  MASSACHUSETTS SERIES                                    [ICON] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

EVALUATING PERFORMANCE
A number of factors--including risk--can affect how the Series performs. The following bar chart and table show the Series' performance for each full calendar year of operation for the last 10 years. The bar chart and table demonstrate the risk of investing in the Series by showing how returns can change from year to year and by showing how the Series' average annual total returns compare with a bond index and a group of similar mutual funds. Past performance does not mean that the Series will achieve similar results in the future.
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

ANNUAL RETURNS*--(CLASS B SHARES)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
BEST QUARTER:   % ( quarter of )
WORST QUARTER:  % ( quarter of )

* THESE ANNUAL RETURNS DO NOT INCLUDE SALES CHARGES. IF THE SALES CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. WITHOUT THE DISTRIBUTION AND SERVICE (12b-1) FEE WAIVER, THE ANNUAL RETURNS WOULD HAVE BEEN LOWER, TOO. THE TOTAL RETURN OF THE CLASS B SHARES FROM 1-1-99 TO 9-30-99
  WAS   %.

AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-98)

--------------------------------------------------------------------------------------------
                              1 YR         5 YRS         10 YRS          SINCE INCEPTION
--------------------------------------------------------------------------------------------
  Class A shares                  %             %           N/A            %  (since 1-22-90)
  Class B shares                  %             %             %            %  (since 9-13-84)
  Class C shares                  %           N/A           N/A            %  (since  8-1-94)
  Class Z shares                  %           N/A           N/A            %  (since 12-6-96)
  Muni Bond Index(2)              %             %             %       N/A
  Lipper Average(3)               %             %             %       N/A

1                       THE SERIES' RETURNS ARE AFTER DEDUCTION OF SALES CHARGES AND
                        EXPENSES.
2                       THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (MUNI BOND INDEX)
                        IS AN UNMANAGED INDEX OF OVER 21,000 MUNICIPAL BONDS WHICH
                        ARE GENERALLY REPRESENTATIVE OF THE LONG-TERM INVESTMENT
                        GRADE MUNICIPAL BOND MARKET. THESE RETURNS DO NOT INCLUDE
                        THE EFFECT OF ANY SALES CHARGES. THESE RETURNS WOULD BE
                        LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES. THE MUNI
                        BOND INDEX SINCE INCEPTION RETURNS ARE  % FOR CLASS A,  %
                        FOR CLASS B,  % FOR CLASS C AND  % FOR CLASS Z SHARES.
                        SOURCE: LEHMAN BROS.
3                       THE LIPPER MASSACHUSETTS MUNICIPAL DEBT FUNDS CATEGORY IS
                        BASED ON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THIS
                        CATEGORY AND DOES NOT INCLUDE THE EFFECT OF ANY SALES
                        CHARGES. AGAIN, THESE RETURNS WOULD BE LOWER IF THEY
                        INCLUDED THE EFFECT OF SALES CHARGES. THE LIPPER RETURNS
                        SINCE THE INCEPTION OF EACH CLASS ARE  % FOR CLASS A,  % FOR
                        CLASS B,  % FOR CLASS C AND  % FOR CLASS Z SHARES. SOURCE:
                        LIPPER, INC.

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4  MASSACHUSETTS SERIES                                    [ICON] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

FEES AND EXPENSES
These tables show the sales charges, fees, and expenses that you may pay if you buy and hold shares of each share class of the Series--Class A, B, C, and Z. Each share class has different sales charges--known as loads--and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Series."

SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

------------------------------------------------------------------------------------------
                                                 CLASS A    CLASS B    CLASS C    CLASS Z
------------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on
   purchases (as a percentage of offering             3%       None         1%       None
   price)
  Maximum deferred sales charge (load) (as a
   percentage of the lower of original purchase
   price or sale proceeds)                          None         5%(2)      1%(3)    None
  Maximum sales charge (load) imposed on
   reinvested dividends and other distributions     None       None       None       None
  Redemption fees                                   None       None       None       None
  Exchange fee                                      None       None       None       None

ANNUAL SERIES OPERATING EXPENSES (DEDUCTED FROM SERIES ASSETS)

------------------------------------------------------------------------------------------
                                                 CLASS A    CLASS B    CLASS C    CLASS Z
------------------------------------------------------------------------------------------
  Management fees                                   .50%       .50%       .50%       .50%
  + Distribution (12b-1) and service fees(4)        .30%(4)    .50%    1.00%(4)      None
  + Other expenses                                     %          %          %          %
  = Total annual Series operating expenses(4)          %          %          %          %
  - Fee waiver or expense reimbursement(4)          .05%          %       .25%          %
  = NET ANNUAL SERIES OPERATING EXPENSES               %          %          %          %

1                       YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR
                        PURCHASES AND SALES OF SHARES.
2                       THE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B
                        SHARES DECREASES BY 1% ANNUALLY TO 1% IN THE FIFTH AND SIXTH
                        YEARS AND 0% IN THE SEVENTH YEAR. CLASS B SHARES CONVERT TO
                        CLASS A SHARES APPROXIMATELY SEVEN YEARS AFTER PURCHASE.
3                       THE CDSC FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN
                        18 MONTHS OF PURCHASE.
4                       FOR THE FISCAL YEAR ENDING AUGUST 31, 2000, THE DISTRIBUTOR
                        OF THE SERIES HAS CONTRACTUALLY AGREED TO REDUCE ITS
                        DISTRIBUTION AND SERVICE FEES FOR CLASS A AND CLASS C SHARES
                        TO .25 OF 1% AND .75 OF 1% OF THE AVERAGE DAILY NET ASSETS
                        OF THE CLASS A AND CLASS C SHARES, RESPECTIVELY.

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

EXAMPLE
This example will help you compare the fees and expenses of the Series' different share classes and the cost of investing in the Series with the cost of investing in other mutual funds.
    The example assumes that you invest $10,000 in the Series for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A and Class C shares during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

---------------------------------------------------------------------------------------------
                                                   1 YR       3 YRS       5 YRS       10 YRS
---------------------------------------------------------------------------------------------
  Class A shares                                        $           $           $           $
  Class B shares                                        $           $           $           $
  Class C shares                                        $           $           $           $
  Class Z shares                                        $           $           $           $

You would pay the following expenses on the same investment if you did not sell your shares:

-----------------------------------------------------------------------------------------------
                                                     1 YR       3 YRS       5 YRS       10 YRS
-----------------------------------------------------------------------------------------------
  Class A shares                                          $           $           $           $
  Class B shares                                          $           $           $           $
  Class C shares                                          $           $           $           $
  Class Z shares                                          $           $           $           $

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6  MASSACHUSETTS SERIES                                    [ICON] (800) 225-1852

HOW THE SERIES INVESTS
-------------------------------------

INVESTMENT OBJECTIVE AND POLICIES
The Series' investment objective is to maximize CURRENT INCOME that is EXEMPT FROM MASSACHUSETTS STATE AND FEDERAL INCOME TAXES consistent with the PRESERVATION OF CAPITAL. In conjunction with its investment objective, the Series may invest in debt securities with the potential for capital gain. While we make every effort to achieve our objective, we can't guarantee success.
    To achieve the Series' objective, we invest primarily in MASSACHUSETTS OBLIGATIONS, including Massachusetts state and municipal bonds as well as obligations of other issuers (such as issuers located in Puerto Rico, the Virgin Islands and Guam) that pay interest income that is exempt from Massachusetts state and federal income taxes. We normally invest so that at least 80% of the income from the Series' investments will be exempt from those taxes or the Series will have at least 80% of its total assets invested in Massachusetts obligations. The Series, however, may hold private activity bonds, which are municipal bonds the interest on which is subject to the federal alternative minimum tax (AMT).
    Municipal bonds include GENERAL OBLIGATION BONDS and REVENUE BONDS. General obligation bonds are obligations supported by the credit of an issuer that has the power to tax and are payable from that issuer's general revenues and not from any specific source. Revenue bonds, on the other hand, are payable from revenues from a particular source.
    We normally invest at least 70% of the Series' assets in "investment grade" obligations, which are obligations rated at least BBB by S&P, Baa by Moody's, or comparably rated by another major rating service, and unrated debt obligations that we believe are comparable in quality. We may also invest in insured municipal bonds. However, we may invest up to 30% of the Series' assets in HIGH YIELD OBLIGATIONS ("JUNK BONDS"). A rating is an assessment of the likelihood of timely repayment of interest and principal (with respect to a municipal bond) or claims (with respect to an insurer of a municipal bond) and can be useful when comparing different municipal bonds. These ratings are not a guarantee of quality. The opinions of the

-------------------------------------------------------------------
States and municipalities issue bonds in order to borrow money to finance a project. You can think of bonds as loans that investors make to the state, local government or other issuer. The government gets the cash needed to complete the project and investors earn income on their investment.
-------------------------------------------------------------------
--------------------------------------------------------------------------------

HOW THE SERIES INVESTS
------------------------------------------------

rating agencies do not reflect market risk and they may at times lag behind the current financial conditions of the issuer or insurer. An investor can evaluate the expected likelihood of debt repayment by an issuer by looking at its ratings as compared to another similar issuer.
    During the year ended August 31, 1999, the monthly dollar-weighted average ratings of the debt obligations held by the Series, expressed as a percentage of the Series' total assets, were as follows:

---------------------------------------------------------------------------------
                                                                 PERCENTAGES OF
RATINGS                                                        TOTAL INVESTMENTS
---------------------------------------------------------------------------------
  AAA/Aaa                                                                     xx%
  AA/Aa                                                                       xx%
  A/A                                                                         xx%
  BBB/Baa                                                                     xx%
  BB/Ba                                                                       xx%

    In determining which securities to buy and sell, the investment adviser will consider, among other things, yield, maturity, issue, quality characteristics and expectations regarding economic and political developments, including movements in interest rates and demand for municipal bonds. The investment adviser will seek to anticipate interest rate movements and will purchase and sell municipal bonds accordingly. The investment adviser will also consider the claims-paying ability with respect to insurers of municipal bonds. The investment adviser will also seek to take advantage of differentials in yields with respect to securities with similar credit ratings and maturities, but which vary according to the purpose for which they were issued. The investment adviser will also seek to take advantage of differentials in yields with respect to securities issued for similar purposes with similar maturities, but which vary according to ratings.
    The dollar-weighted average maturity of the obligations held by the Series generally ranges between 10 and 20 years.
    For more information, see "Investment Risks" and the Statement of Additional Information, "Description of the Fund, Its Investment and Risks." The Statement of Additional Information--which we refer to as the "SAI"--contains additional information about the Series. To obtain a copy, see the back cover page of this prospectus.
    The Series' investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of the Prudential
-------------------------------------------------------------------
8  MASSACHUSETTS SERIES                                    [ICON] (800) 225-1852

HOW THE SERIES INVESTS
------------------------------------------------

Municipal Series Fund can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies, we may also make the following investments to try to increase the Series' returns or protect its assets if market conditions warrant.

MUNICIPAL LEASE OBLIGATIONS
The Series may invest in MUNICIPAL LEASE OBLIGATIONS. The interest and principal on municipal lease obligations are paid out of lease payments made by the party leasing the equipment or facilities that were acquired or built with the bonds. Typically, municipal lease obligations are issued by states or financing authorities to provide money for construction projects such as schools, offices or stadiums. The entity that leases the building or facility would be responsible for paying the interest and principal on the obligation.

MUNICIPAL ASSET-BACKED SECURITIES
The Series may invest in MUNICIPAL ASSET-BACKED SECURITIES. A municipal asset-backed security is a type of pass-through instrument that pays interest which is eligible for exclusion from federal income taxation based upon the income from an underlying pool of municipal bonds.

FLOATING RATE BONDS, VARIABLE RATE BONDS, INVERSE FLOATERS AND
SECONDARY INVERSE FLOATERS
The Series may invest in floating rate bonds, variable rate bonds, inverse floaters and secondary inverse floaters. FLOATING RATE BONDS are municipal bonds that have an interest rate that is set as a specific percentage of a designated rate, such as the rate on Treasury bonds or the prime rate at major commercial banks. The interest rate on floating rate bonds changes when there is a change in the designated rate. VARIABLE RATE BONDS are municipal bonds that have an interest rate that is adjusted, based on the market rate at a specified period. They generally allow the Series to demand payment of the bond on short notice for an amount that may be more or less than the amount paid. INVERSE FLOATERS are municipal bonds with a floating or variable interest rate that moves in the opposite direction
--------------------------------------------------------------------------------

HOW THE SERIES INVESTS
------------------------------------------------

of the interest rate on another security or the value of an index. SECONDARY INVERSE FLOATERS are municipal asset-backed securities with a floating or variable interest rate that moves in the opposite direction of the interest rate or another security or the value of an index.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES
The Series may purchase municipal bonds on a "WHEN-ISSUED" or "DELAYED-DELIVERY" basis, without limit. When the Series makes this type of purchase, the price and rate are fixed at the time of purchase, but delivery and payment for the bonds take place at a later time. The Series does not earn interest income until the date the bonds are delivered.

REPURCHASE AGREEMENTS
The Series may use REPURCHASE AGREEMENTS where a party agrees to sell a security to the Series and then repurchase it at an agreed-upon price at a stated time. A repurchase agreement is like a loan by the Series to the other party which creates a fixed return for the Series.

LIQUIDITY PUTS
The Series may purchase and exercise PUTS on municipal bonds without limit. Puts give the Series the right to sell securities at a specified price and date. Puts may be acquired to reduce the risk of the securities subject to the puts, but puts may involve additional costs to the Series, which could reduce the Series' return.

TEMPORARY DEFENSIVE STRATEGY
For temporary defensive purposes, the Series may hold up to 100% of its assets in cash or investment-grade bonds, including bonds that are not exempt from state, local and federal income taxation. Investing heavily in these securities can limit our ability to achieve the Series' objective, but can help to preserve the Series' assets.

DERIVATIVE STRATEGIES
We may use various derivative strategies to try to improve the Series' returns or protect its assets, although we cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be
-------------------------------------------------------------------
10  MASSACHUSETTS SERIES                                   [ICON] (800) 225-1852

HOW THE SERIES INVESTS
------------------------------------------------

available or that the Series will not lose money. Derivatives--such as FUTURES CONTRACTS, OPTIONS, OPTIONS ON FUTURES AND INTEREST RATE SWAPS--involve costs and can be volatile. A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. An option is the right to buy or sell securities or, in the case of an option on a futures contract, the right to buy or sell a futures contract in exchange for a premium. An interest rate swap is a transaction in which the Series and another party "trade" income streams. The swap is done to preserve a return or spread on a particular investment or portion of the Series or to protect against any increase in the price of securities the Series anticipates purchasing at a later date.
    With derivatives, the investment adviser tries to predict if the underlying investment, whether a security, market index, currency, interest rate or some other benchmark, will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Series' overall investment objective. Any derivatives we may use may not match the Series' underlying holdings. For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks--Hedging Strategies."

ADDITIONAL STRATEGIES
The Series also follows certain policies when it: BORROWS MONEY (the Series can borrow up to 33 1/3% of the value of its total assets); and HOLDS ILLIQUID SECURITIES (the Series may hold up to 15% of its net assets in illiquid securities, including certain securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than 7 days). The Series is subject to certain investment restrictions that are fundamental policies and cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

INVESTMENT RISKS
As noted, all investments involve risk, and investing in the Series is no exception. Since the Series' holdings can vary significantly from broad market indexes, performance of the Series can deviate from performance of the indexes.
--------------------------------------------------------------------------------

HOW THE SERIES INVESTS
------------------------------------------------

This chart outlines the key risks and potential rewards of the Series' principal investments and certain of the Series' non-principal investments and strategies. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.

INVESTMENT TYPE

------------------------------------------------------------------------------------
% OF SERIES' TOTAL ASSETS             RISKS                    POTENTIAL REWARDS
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
  MUNICIPAL BONDS           -- Concentration               -- Tax-exempt interest
                                 risk--the risk that           income, except with
  PROVIDE AT LEAST 80% OF       bonds may lose value           respect to certain
  SERIES' INCOME OR             because of political,          bonds, such as
  COMPRISE AT LEAST 80% OF      economic or other              private activity
  ITS TOTAL ASSETS              events affecting               bonds, which are
                                issuers of                     subject to the
                                Massachusetts                  federal alternative
                                obligations                    minimum tax (AMT)
                            -- Credit risk--the risk       -- If interest rates
                                that the borrower               decline, long-term
                                can't pay back the             yields should be
                                money borrowed or              higher than money
                                make interest                  market yields
                                payments (lower for
                                insured and
                                higher-rated bonds)
                            -- Market risk--the risk
                                that bonds will lose
                                value in the market
                                because interest
                                rates change or there
                                is a lack of
                                confidence in the
                                borrower
                            -- Illiquidity risk--the
                                 risk that it may be
                                difficult to value
                                precisely and sell at
                                time or price desired
                            -- Nonappropriation
                                 risk--the risk that
                                the municipality may
                                not include the bond
                                obligations in future
                                budgets
                            -- Tax risk--the risk
                                 that federal, state
                                or local income tax
                                rates may decrease,
                                which could decrease
                                demand for municipal
                                bonds, or that a
                                change in law may
                                limit or eliminate
                                exemption of interest
                                on municipal bonds
                                from such taxes
------------------------------------------------------------------------------------

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12  MASSACHUSETTS SERIES                                   [ICON] (800) 225-1852

HOW THE SERIES INVESTS
------------------------------------------------

INVESTMENT TYPE (CONT'D)

------------------------------------------------------------------------------------
% OF SERIES' TOTAL ASSETS             RISKS                    POTENTIAL REWARDS
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
  HIGH-YIELD DEBT           -- Higher market risk          -- May offer higher
  OBLIGATIONS                    than higher-grade             interest income than
  (JUNK BONDS)                  municipal bonds                higher-grade bonds
                            -- Higher credit risk
  UP TO 30%                      than higher-grade
                                municipal bonds (more
                                sensitive to economic
                                downturns)
                            -- Certain high-yield
                                bonds may be more
                                illiquid (harder to
                                value and sell), in
                                which case valuation
                                would depend more on
                                investment adviser's
                                judgment than is
                                generally the case
                                with higher-rated
                                bonds
                            -- Tax risk
------------------------------------------------------------------------------------
  MUNICIPAL LEASE           -- Concentration risk          -- Tax-exempt interest
  OBLIGATIONS               -- Credit risk                     income, except with
                            -- Market risk                     respect to certain
  PERCENTAGE VARIES         -- Illiquidity risk                bonds, such as
                            -- Nonappropriation risk           private activity
                            -- Tax risk                        bonds, which are
                                                               subject to the AMT
                                                           -- If interest rates
                                                                decline, long-term
                                                               yields should be
                                                               higher than money
                                                               market yields
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HOW THE SERIES INVESTS
------------------------------------------------

INVESTMENT TYPE (CONT'D)

------------------------------------------------------------------------------------
% OF SERIES' TOTAL ASSETS             RISKS                    POTENTIAL REWARDS
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
  MUNICIPAL ASSET-BACKED    -- Prepayment risk--the        -- Regular interest
  SECURITIES                    risk that the                   income
                                underlying bonds may       -- Pass-through
  PERCENTAGE VARIES             be prepaid, partially          instruments provide
                                or completely,                 greater
                                generally during               diversification than
                                periods of falling             direct ownership of
                                interest rates, which          municipal bonds
                                could adversely
                                effect yield to
                                maturity and could
                                require the Series to
                                reinvest in lower
                                yielding bonds
                            -- Credit risk--the risk
                                that the underlying
                                municipal bonds will
                                not be paid by
                                issuers or by credit
                                insurers or
                                guarantors of such
                                instruments. Some
                                municipal
                                asset-backed
                                securities are
                                unsecured or secured
                                by lower-rated
                                insurers or
                                guarantors and thus
                                may involve greater
                                risk
                            -- Market risk
                            -- Tax risk
------------------------------------------------------------------------------------
  VARIABLE/FLOATING RATE    -- Value lags value of         -- May offer protection
  SECURITIES                    fixed-rate securities          against interest rate
                                when interest rates            changes
  PERCENTAGE VARIES             change
------------------------------------------------------------------------------------
  INVERSE FLOATERS/         -- High market risk--risk      -- Income generally will
  SECONDARY INVERSE             that inverse floaters          increase when
  FLOATERS                      will fluctuate in              interest rates
                                value more                     decrease
  PERCENTAGE VARIES             dramatically than
                                other debt securities
                                when interest rates
                                change
                            -- Credit risk
                            -- Illiquidity risk
                            -- Secondary inverse
                                floaters are subject
                                to additional risks
                                of municipal
                                asset-backed
                                securities
------------------------------------------------------------------------------------

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14  MASSACHUSETTS SERIES                                   [ICON] (800) 225-1852

HOW THE SERIES INVESTS
------------------------------------------------

INVESTMENT TYPE (CONT'D)

------------------------------------------------------------------------------------
% OF SERIES' TOTAL ASSETS             RISKS                    POTENTIAL REWARDS
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
  DERIVATIVES               -- Derivatives such as         -- The Series could make
                                futures and options            money and protect
  PERCENTAGE VARIES             may not fully offset           against losses if the
                                the underlying                 investment analysis
                                positions and this             proves correct
                                could result in            -- One way to manage the
                                losses to the Series           Series' risk/return
                                that would not have            balance is to lock in
                                otherwise occurred             the value of an
                            -- Derivatives used for            investment ahead of
                                 risk management may           time
                                not have the intended      -- Derivatives that
                                effects and may                 involve leverage
                                result in losses or            could generate
                                missed opportunities           substantial gains or
                            -- The other party to a            low costs
                                derivatives contract
                                could default
                            -- Derivatives that
                                 involve leverage
                                (borrowing for
                                investment) could
                                magnify losses
                            -- Certain types of
                                derivatives involve
                                costs to the Series
                                which can reduce
                                returns
------------------------------------------------------------------------------------
  WHEN-ISSUED AND           -- May magnify underlying      -- May magnify underlying
  DELAYED-DELIVERY              investment losses              investment gains
  SECURITIES                -- Investment costs may
                                exceed potential
  PERCENTAGE VARIES             underlying investment
                                gains
------------------------------------------------------------------------------------
  ILLIQUID SECURITIES       -- May be difficult to         -- May offer more
                                value precisely                attractive yield or
  UP TO 15% OF NET ASSETS   -- May be difficult to             potential for growth
                                 sell at the time or           than more widely
                                price desired                  traded securities
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HOW THE SERIES IS MANAGED
-------------------------------------

BOARD OF TRUSTEES
The Fund's Board of Trustees oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

MANAGER
PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NEW JERSEY 07102-4077

    Under a management agreement with the Fund, PIFM manages the Series' investment operations and administers its business affairs. For the fiscal year ended August 31, 1999, the Series paid PIFM management fees of .50 of 1% of the Series' average net assets.
    PIFM and its predecessors have served as manager or administrator to
investment companies since 1987. As of              , 1999, PIFM served as the
Manager to all       of the Prudential Mutual Funds, and as Manager or
administrator to       closed-end investment companies, with aggregate assets of
approximately $      billion.

INVESTMENT ADVISER
The Prudential Investment Corporation, called Prudential Investments, is the Series' investment adviser. Its address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102. PIFM has responsibility for all investment advisory services, supervises Prudential Investments and reimburses Prudential Investments for its reasonable costs and expenses.
    Prudential Investments' Fixed Income Group manages more than $135 billion for Prudential's retail investors, institutional investors, and policyholders. Senior Managing Directors James J. Sullivan and Jack W. Gaston head the Group, which is organized into teams specializing in different market sectors. Top-down, broad investment decisions are made by the Fixed Income Policy Committee, whereas bottom-up security selection is made by the sector teams.
    Mr. Sullivan has overall responsibility for overseeing portfolio management and credit research. Prior to joining Prudential Investments in 1998, he was a managing director in Prudential's Capital Management Group,
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16  MASSACHUSETTS SERIES                                   [ICON] (800) 225-1852

HOW THE SERIES IS MANAGED
------------------------------------------------

where he oversaw portfolio management and credit research for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 16 years of experience in risk management, arbitrage trading, and corporate bond investing.
    Mr. Gaston has overall responsibility for overseeing quantitative research and risk management. Prior to this appointment in 1999, he was senior managing director of the Capital Management Group where he was responsible for the investment performance and risk management for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 20 years of experience in investment management, including extensive experience applying quantitative techniques to portfolio management.
    The Fixed Income Investment Policy Committee is comprised of key senior investment managers. Members include seven sector team leaders, the chief investment strategist, and the head of risk management. The Committee uses a top-down approach to investment strategy, asset allocation, and general risk management, identifying sectors in which to invest.
    The Municipal Bond Team, headed by Evan Lamp, is primarily responsible for overseeing the day-to-day management of the Series. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Series' investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.
    The following are the fixed income sector teams and the corresponding team
leaders: (Assets under management are as of        , 1999.)

                             MUNICIPAL BONDS

ASSETS UNDER MANAGEMENT: $  billion.

TEAM LEADER: Evan Lamp. GENERAL INVESTMENT EXPERIENCE: 7 years.

PORTFOLIO MANAGERS: 5. AVERAGE GENERAL INVESTMENT EXPERIENCE: 10 years, which includes team members with significant mutual fund experience.

SECTOR: City, state and local government securities.
--------------------------------------------------------------------------------

HOW THE SERIES IS MANAGED
------------------------------------------------

INVESTMENT APPROACH: Focus is on identifying spread, credit quality and liquidity trends to capitalize on changing opportunities in the municipal market. Ultimately, they seek the highest expected return with the least risk.

                             MONEY MARKETS

ASSETS UNDER MANAGEMENT: $   billion.

TEAM LEADER: Joseph Tully. GENERAL INVESTMENT EXPERIENCE: 16 years

PORTFOLIO MANAGERS: 8. AVERAGE GENERAL INVESTMENT EXPERIENCE: 12 years, which includes team members with significant mutual fund experience.

SECTOR: High-quality short-term securities, including both taxable and tax-exempt instruments.

INVESTMENT APPROACH: Focus is on safety of principal, liquidity and controlled risk.

DISTRIBUTOR
Prudential Investment Management Service LLC (PIMS) distributes the Series' shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans under Rule 12b-1 of the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Series' Class A, B, C, and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables.

YEAR 2000 READINESS DISCLOSURE
The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such an event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the
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18  MASSACHUSETTS SERIES                                   [ICON] (800) 225-1852

HOW THE SERIES IS MANAGED
------------------------------------------------

Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000. The Fund and its Board receive, and have received since early 1998, satisfactory quarterly reports from the principal service providers as to their preparations for year 2000 readiness, although there can be no assurance that the service providers (or other securities market participants) will successfully complete the necessary changes in a timely manner. Moreover, the Fund at this time has not considered retaining alternative service providers or directly undertaken efforts to achieve year 2000 readiness, the latter of which would involve substantial expenses without an assurance of success.
    Additionally, issuers of securities generally, as well as those purchased by the Series, may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/ or a specific issuer's performance and could result in a decline in the value of the securities held by the Series.
--------------------------------------------------------------------------------

SERIES DISTRIBUTIONS AND TAX ISSUES
-------------------------------------

Investors who buy shares of the Series should be aware of some important tax issues. For example, the Series pays DIVIDENDS of net investment income monthly, and distributes LONG-TERM CAPITAL GAINS, if any, at least annually. Dividends generally will be exempt from federal and Massachusetts state income taxes. If, however, the Series invests in taxable obligations, it will pay dividends that are not exempt from these income taxes. Also, if you sell shares of the Series for a profit, you may have to pay capital gains taxes on the amount of your profit.
    The following briefly discusses some of the important state and federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS
The Series distributes DIVIDENDS of any net investment income to shareholders, typically every month. For example, if the Series owns a City XYZ bond and the bond pays interest, the Series will pay out a portion of this interest as a dividend to its shareholders, assuming the Series' income is more than its costs and expenses. These dividends generally will be EXEMPT FROM FEDERAL INCOME TAXES, as long as 50% or more of the value of the Series' assets at the end of each quarter is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes.
    As we mentioned before, the Series will concentrate its investments in Massachusetts obligations. In addition to being exempt from federal taxes, Series' dividends are EXEMPT FROM MASSACHUSETTS PERSONAL INCOME TAXES FOR MASSACHUSETTS RESIDENT INDIVIDUALS AND OTHER RESIDENT NONCORPORATE SHAREHOLDERS to the extent that they are derived from interest payments on Massachusetts obligations or from long-term capital gains on certain Massachusetts obligations. Dividends attributable to the interest on taxable bonds held by the Series, market discount on taxable and tax-exempt obligations and short-term capital gains, however, will be subject to federal, state and local income tax at ordinary income tax rates.
    Some shareholders may be subject to federal alternative minimum tax (AMT) liability. Tax-exempt interest from certain bonds is treated as an item of tax preference, and may be attributed to shareholders. A portion of all tax-exempt interest is includable as an upward adjustment in determining a corporation's alternative minimum taxable income. These rules could make you liable for the AMT.
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20  MASSACHUSETTS SERIES                                   [ICON] (800) 225-1852

SERIES DISTRIBUTIONS AND TAX ISSUES
------------------------------------------------

    The Series also distributes LONG-TERM CAPITAL GAINS to shareholders (typically once a year). Long-term capital gains are generated when the Series sells assets that it held for more than 12 months, for a profit. For an individual, the maximum long-term capital gains rate is 20%.
    For your convenience, distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Series without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker you will receive a credit to your account. Either way, the distributions may be subject to taxes. For more information about Automatic Reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year.
    Series distributions are generally taxable to you in the year they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid to you on December 31 of the prior year. Corporate shareholders are not eligible for the 70% dividends-received deduction on dividends paid by the Series.

WITHHOLDING TAXES
If federal law requires you to provide the Series with your tax identification number and certifications as to your tax status, and you fail to do so, or are otherwise subject to backup withholding, we generally withhold and pay to the U.S. Treasury 31% of your taxable distributions and gross sale proceeds. If you are subject to backup withholding, we will withhold and pay to the Treasury 31% of your distributions.

IF YOU PURCHASE JUST BEFORE RECORD DATE
If you buy shares of the Series just before the record date (the date that determines who receives the dividend), that distribution will be paid to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Series
--------------------------------------------------------------------------------

SERIES DISTRIBUTIONS AND TAX ISSUES
------------------------------------------------

decreases by the amount of the dividend to reflect the payout although this may not be apparent because the value of each share of the Series will also be affected by the market changes, if any. The distribution you receive makes up for the decrease in share value. However, if the distribution is taxable, the timing of your purchase does mean that part of your investment came back to you as taxable income.

IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Series for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax. The amount of tax you pay depends on whether you hold your shares for more than one year. If you sell shares of the Series for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.
    Exchanging your shares of the Series for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.
RECEIPTS FROM SALE  $        -->        +$  CAPITAL GAIN
                                            (taxes owed)

                                            OR

RECEIPTS FROM SALE  $        -->        -$  CAPITAL LOSS
                                            (offset against gain)

[GRAPH]

    Any gain or loss you may have from selling or exchanging Series shares will not be reported on the Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Series shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES
We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event." This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years," in the next section.
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22  MASSACHUSETTS SERIES                                   [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
-------------------------------------

HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Series for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 15020
NEW BRUNSWICK, NJ 08906-5020

    To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Series, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Series) or suspend or modify the Series' sale of its shares.

STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Series, although Class Z shares are available to a limited group of investors.
    Multiple share classes let you choose a cost structure that meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why they call it a Contingent Deferred Sales Charge or CDSC), but the operating expenses each year are higher than the Class A share expenses. With Class C shares, you pay a 1% front end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.
    When choosing a share class, you should consider the following:

     --    The amount of your investment

     -- The length of time you expect to hold the shares and the impact of varying distribution fees
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

     --    The different sales charges that apply to each share class--
           Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low front end sales charge and low CDSC

     --    Whether you qualify for any reduction or waiver of sales charges

     -- The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase

     --    Whether you qualify to purchase Class Z shares.
    See "How to Sell Your Shares" for a description of the impact of CDSCs.

SHARE CLASS COMPARISON. Use this chart to help you compare the Series' different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

-----------------------------------------------------------------------------------------
                                CLASS A           CLASS B          CLASS C       CLASS Z
-----------------------------------------------------------------------------------------
  Minimum purchase            $1,000          $1,000             $2,500          None
    amount(1)
  Minimum amount for          $100            $100               $100            None
    subsequent
   purchases(1)
  Maximum initial             3% of the       None               1% of the       None
    sales charge              public                             public
                              offering                           offering
                              price                              price
  Contingent Deferred         None            If sold during:    1% on sales     None
    Sales Charge (CDSC)(2)                    Year 1    5%       made within
                                              Year 2    4%       18 months of
                                              Year 3    3%       purchase(2)
                                              Year 4    2%
                                              Years 5/6 1%
                                              Year 7    0%
  Annual distribution         .30 of 1%       .50 of 1%          1% (.75 of      None
    and service (12b-1)       (.25 of 1%                         1%
    fees (shown as            currently)                         currently)
    a percentage of
    average net
    assets)(3)

1                       THE MINIMUM INVESTMENT REQUIREMENTS DO NOT APPLY TO CERTAIN
                        RETIREMENT AND EMPLOYEE SAVINGS PLANS AND CUSTODIAL ACCOUNTS
                        FOR MINORS. THE MINIMUM INITIAL AND SUBSEQUENT INVESTMENT
                        FOR PURCHASES MADE THROUGH THE AUTOMATIC INVESTMENT PLAN IS
                        $50. FOR MORE INFORMATION, SEE "STEP 4: ADDITIONAL
                        SHAREHOLDER SERVICES--AUTOMATIC INVESTMENT PLAN."
2                       FOR MORE INFORMATION ABOUT THE CDSC AND HOW IT IS
                        CALCULATED, SEE "HOW TO SELL YOUR SHARES--CONTINGENT
                        DEFERRED SALES CHARGES (CDSC)." CLASS C SHARES BOUGHT BEFORE
                        NOVEMBER 2, 1998 HAVE A 1% CDSC IF SOLD WITHIN ONE YEAR.
3                       THESE DISTRIBUTION FEES ARE PAID FROM THE SERIES' ASSETS ON
                        A CONTINUOUS BASIS. OVER TIME, THE FEES WILL INCREASE THE
                        COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING
                        OTHER TYPES OF SALES CHARGES. THE SERVICE FEE FOR CLASS A,
                        CLASS B AND CLASS C SHARES IS .25 OF 1%. THE DISTRIBUTION
                        FEE FOR CLASS A SHARES IS LIMITED TO .30 OF 1% (INCLUDING
                        THE .25 OF 1% SERVICE FEE), FOR CLASS B SHARES IS LIMITED TO
                        .50 OF 1% (INCLUDING THE .25 OF 1% SERVICE FEE), AND IS .75
                        OF 1% FOR CLASS C SHARES. FOR THE FISCAL YEAR ENDING AUGUST
                        31, 2000, THE DISTRIBUTOR OF THE FUND HAS CONTRACTUALLY
                        AGREED TO REDUCE ITS DISTRIBUTION AND SERVICE (12b-1) FEES
                        FOR CLASS A AND CLASS C SHARES TO .25 OF 1% AND .75 OF 1% OF
                        THE AVERAGE DAILY NET ASSETS OF CLASS A SHARES AND CLASS C
                        SHARES, RESPECTIVELY.

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24  MASSACHUSETTS SERIES                                   [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

INCREASE THE AMOUNT OF YOUR INVESTMENT. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows you how the sales charge decreases as the amount of your investment increases.

-------------------------------------------------------------------------------------
                          SALES CHARGE AS % OF   SALES CHARGE AS % OF      DEALER
   AMOUNT OF PURCHASE        OFFERING PRICE        AMOUNT INVESTED       REALLOWANCE
-------------------------------------------------------------------------------------
  Less than $99,999                      3.00%                  3.09%           3.00%
  $100,000 to $249,999                   2.50%                  2.56%           2.50%
  $250,000 to $499,999                   1.50%                  1.52%           1.50%
  $500,000 to $999,999                   1.00%                  1.01%           1.00%
  $1 million and
   above(1)                               None                   None            None

1                       IF YOU INVEST $1 MILLION OR MORE, YOU CAN BUY ONLY CLASS A
                        SHARES, UNLESS YOU QUALIFY TO BUY CLASS Z SHARES.

    To satisfy the purchase amounts above, you can:

     --    Invest with an eligible group of related investors

     -- Buy the Class A shares of two or more Prudential mutual funds at the same time

     -- Use your RIGHTS OF ACCUMULATION, which allow you to combine the value of Prudential mutual fund shares you already own with the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent if you qualify for Rights of Accumulation)

     -- Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Series and other Prudential mutual funds within 13 months.

    The Distributor may reallow Class A's sales charge to dealers.

MUTUAL FUND PROGRAMS. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

Advisory Group relating to:

     -- Mutual Fund "wrap" or asset allocation programs where the sponsor places Series trades and charges its clients a management, consulting or other fee for its services, or

     -- Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Other investors pay no sales charges, including certain officers, employees or agents of Prudential and its affiliates, the Prudential mutual funds, the subadvisers of the Prudential mutual funds and clients of brokers that have entered into a selected dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge--Class A Shares."

WAIVING CLASS C'S INITIAL SALES CHARGE
INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated or one of its affiliates. These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must do one of the following:

     --    Purchase your shares through an account at Prudential Securities

     -- Purchase your shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation, or

     --    Purchase your shares through another broker.
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26  MASSACHUSETTS SERIES                                   [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

    The waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker. The Transfer Agent may require any supporting documents it considers appropriate.

QUALIFYING FOR CLASS Z SHARES
MUTUAL FUND PROGRAMS. Class Z shares can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Series as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     -- Mutual fund "wrap" or asset allocation programs where the sponsor places Series trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

     -- Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Class Z shares also can be purchased by any of the following:

     -- Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option,

     -- Current and former Directors/Trustees of the Prudential mutual funds (including the Fund), and

     --    Prudential, with an investment of $10 million or more.
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HOW TO BUY, SELL AND
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    In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, switching to Class A shares lowers your Series expenses.
    When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B shares."
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28  MASSACHUSETTS SERIES                                   [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY
The price you pay for each share of the Series is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation: it's the total value of the fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. Most national newspapers report the NAVs of most mutual funds, which allows investors to check the price of mutual funds daily.
    We determine the NAV of our shares once each business day at 4:15 p.m. New York time on days that the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed on national holidays and Good Friday. We do not determine NAV with respect to the Series on days when we have not received any orders to purchase, sell, or exchange the Series' shares, or when changes in the value of the Series' portfolio do not materially affect the NAV.

WHAT PRICE WILL YOU PAY FOR SHARES OF THE SERIES?
For Class A and Class C shares, you'll pay the public offering price, which is NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

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MUTUAL FUND SHARES
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds City ABC bonds in its portfolio and the price of City ABC bonds goes up while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.
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HOW TO BUY, SELL AND
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STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Series shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Series Distributions and Tax Issues" section, the Series pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Series at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 15015
NEW BRUNSWICK, NJ 08906-5015

AUTOMATIC INVESTMENT PLAN. You can make regular purchases of the Series for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

THE PRUTECTOR PROGRAM. Optional group term life insurance--which protects the value of your Prudential mutual fund investment for your beneficiaries against market declines--is available to investors who purchase their shares through Prudential. This insurance is subject to various restrictions and charges and is not available in all states.

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available that will provide you with monthly or quarterly checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC.

REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about your Series. To reduce the Series' expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.
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30  MASSACHUSETTS SERIES                                   [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

HOW TO SELL YOUR SHARES
You can sell your shares of the Series for cash (in the form of a check) at any time, subject to certain restrictions.
    When you sell shares of the Series--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, he must receive your order to sell by 4:15 p.m. New York time to process the sale on that day. Otherwise, contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

    Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES
There are certain times when you may not be able to sell shares of the Series, or when we may delay paying you the proceeds from a sale. This may happen during unusual market conditions or emergencies when the Series can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."
    If you are selling more than $100,000 of shares, you want the check sent to someone or some place that is not in our records or you are a business trust and you hold shares directly with the Transfer Agent, you will need to have the signature on your sell order guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer or credit union. For more information, see the SAI, "Purchase,
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HOW TO BUY, SELL AND
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Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGE (CDSC)
If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase, you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell your shares in the following order:

     -- Amounts representing shares you purchased with reinvested dividends and distributions

     -- Amounts representing the increase in NAV above the total amount of payments for shares made during the past six years for Class B shares and 18 months for Class C shares (one year for Class C shares purchased before November 2, 1998)

     -- Amounts representing the cost of shares held beyond the CDSC period (six years for Class B shares and 18 months for Class C shares)

    Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.
    Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.
    As we noted in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth, and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 18 months of purchase. For both Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.
    The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase,
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32  MASSACHUSETTS SERIES                                   [ICON] (800) 225-1852

HOW TO BUY, SELL AND
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excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:

     -- After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares owned in joint tenancy (with rights of survivorship), provided the shares were purchased before the death or disability

     --    On certain sales from a Systematic Withdrawal Plan.

    For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charge--Class B shares."

REDEMPTION IN KIND
If the sales of Series shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Series' net assets, we can then give you securities from the Series' portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Series' expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the Series without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer
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HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
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Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

HOW TO EXCHANGE YOUR SHARES
You can exchange your shares of the Series for shares of the same class in certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Series for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.
    If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010
    There is no sales charge for such exchanges. However, if you exchange--and then sell--Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding periods for CDSC liability.
    Remember, as we explained in the section entitled "Series Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."
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34  MASSACHUSETTS SERIES                                   [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

    If you own Class B or Class C shares and qualify to purchase Class A shares without paying an initial sales charge, we will automatically exchange your Class B or Class C shares which are not subject to a CDSC for Class A shares. We make such exchanges on a quarterly basis if you qualify for this exchange privilege. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.

FREQUENT TRADING
Frequent trading of the Series' shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Series' investments. When market timing occurs, the Series may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Series' performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Series will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Series by any person, group or commonly controlled account. The Fund may notify a market timer of rejection of an exchange or purchase order after the day the order is placed. If the Fund allows a market timer to trade Series shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.
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FINANCIAL HIGHLIGHTS
-------------------------------------

The financial highlights will help you evaluate financial performance of the Series. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Series, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.
    Review each chart with the financial statements and report of independent accountants, which appear in the SAI and are available upon request. Additional performance information for each share class is contained in the annual report, which you can receive at no charge.
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36  MASSACHUSETTS SERIES                                   [ICON] (800) 225-1852

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS A SHARES
The financial highlights for the three years ended August 31, 1999 were audited
by                      LLP, independent accountants, and the financial
highlights for the two years ended August 31, 1996 were audited by other independent auditors, whose reports were unqualified.

CLASS A SHARES (FISCAL PERIOD ENDED 8-31)

 ---------------------------------------------------------------------------------
 Per Share Operating Performance     1999     1998      1997      1996      1995
 ---------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR    $--    $11.69   $11.54    $11.63    $11.37
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                  --      .55       .58(2)    .59(2)    .65(2)
 Net realized and unrealized gain
  (loss) on investment transactions     --      .37       .33      (.02)      .26
 TOTAL FROM INVESTMENT OPERATIONS       --      .92       .91       .57       .91
----------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                                --     (.55)     (.58)     (.59)     (.65)
 Distributions in excess of
  investment income                     --     (.01)       --        --        --
 Distributions from net realized
  gains                                 --     (.15)     (.18)     (.07)       --
 TOTAL DISTRIBUTIONS                    --     (.71)     (.76)     (.66)     (.65)
 NET ASSET VALUE, END OF YEAR          $--    $11.90   $11.69    $11.54    $11.63
 TOTAL RETURN(1)                       --%    8.10%     8.10%     4.93%     8.33%
---------------------------------

 ---------------------------------------------------------------------------------
 Ratios/Supplemental Data            1999     1998      1997      1996      1995
 ---------------------------------------------------------------------------------
---------------------------------
 NET ASSETS, END OF YEAR (000)         $--    $29,024  $28,890   $28,058   $27,525
 AVERAGE NET ASSETS (000)              $--    $29,031  $29,096   $28,091   $15,837
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  fees                                 --%    1.04%     1.00%(2)  1.06%(2)   .97%(2)
 Expenses, excluding distribution
  fees                                 --%     .94%      .90%(2)   .96%(2)   .87%(2)
 Net investment income                 --%    4.75%     5.00%(2)  5.06%(2)  5.59%(2)
 Portfolio turnover                    --%      33%       22%       18%       36%
---------------------------------

1 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND ARE SOLD ON THE LAST DAY OF EACH PERIOD REPORTED.
2    NET OF MANAGEMENT FEE WAIVER.

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FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS B SHARES
The financial highlights for the three years ended August 31, 1999 were audited
by                      LLP, independent accountants, and the financial
highlights for the two years ended August 31, 1996 were audited by other independent auditors, whose reports were unqualified.

CLASS B SHARES (FISCAL YEAR ENDED 8-31)

 ---------------------------------------------------------------------------------
 Per Share Operating Performance     1999     1998      1997      1996      1995
 ---------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR    $--    $11.68   $11.53    $11.62    $11.36
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                  --      .51       .53(2)    .54(2)    .60(2)
 Net realized and unrealized gain
  (loss) on investment transactions     --      .37       .33      (.02)      .26
 TOTAL FROM INVESTMENT OPERATIONS       --      .88       .86       .52       .86
----------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                                --     (.51)     (.53)     (.54)     (.60)
 Distributions in excess of
  investment income                     --     (.01)       --        --        --
 Distributions from net realized
  gains                                 --     (.15)     (.18)     (.07)       --
 TOTAL DISTRIBUTIONS                    --     (.67)     (.71)     (.61)     (.60)
 NET ASSET VALUE, END OF YEAR          $--    $11.89   $11.68    $11.53    $11.62
 TOTAL RETURN(1)                       --%    7.67%     7.67%     4.51%     7.90%
---------------------------------

 ---------------------------------------------------------------------------------
 Ratios/Supplemental Data            1999     1998      1997      1996      1995
 ---------------------------------------------------------------------------------
---------------------------------
 NET ASSETS, END OF YEAR (000)         $--    $16,256  $18,247   $22,758   $28,367
 AVERAGE NET ASSETS (000)              $--    $17,253  $20,301   $25,751   $39,455
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  fees                                 --%    1.44%     1.40%(2)  1.46%(2)  1.34%(2)
 Expenses, excluding distribution
  fees                                 --%     .94%      .90%(2)   .96%(2)   .84%(2)
 Net investment income                 --%    4.35%     4.60%(2)  4.66%(2)  5.37%(2)
 Portfolio turnover                    --%      33%       22%       18%       36%
---------------------------------

1 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND ARE SOLD ON THE LAST DAY OF EACH PERIOD REPORTED.
2    NET OF MANAGEMENT FEE WAIVER.

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38  MASSACHUSETTS SERIES                                   [ICON] (800) 225-1852

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS C SHARES
The financial highlights for the three years ended August 31, 1999 were audited
by                      LLP, independent accountants, and the financial
highlights for the two years ended August 31, 1996 were audited by other independent auditors, whose reports were unqualified.

CLASS C SHARES (FISCAL YEAR ENDED 8-31)

 ---------------------------------------------------------------------------------
 Per Share Operating Performance     1999     1998      1997      1996      1995
 ---------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR    $--    $11.68   $11.53    $11.62    $11.36
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                  --      .48       .50(2)    .51(2)    .57(2)
 Net realized and unrealized gain
  (loss) on investment transactions     --      .37       .33      (.02)     (.26)
 TOTAL FROM INVESTMENT OPERATIONS       --      .85       .83       .49       .83
----------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                                --     (.48)     (.50)     (.51)     (.57)
 Distributions in excess of
  investment income                     --     (.01)       --        --        --
 Distributions from net realized
  gains                                 --     (.15)     (.18)     (.07)       --
 TOTAL DISTRIBUTIONS                    --     (.64)     (.68)     (.58)     (.57)
 NET ASSET VALUE, END OF YEAR          $--    $11.89   $11.68    $11.53    $11.62
 TOTAL RETURN(1)                       --%    7.41%     7.41%     4.26%     7.60%
-----------------------------------

 ---------------------------------------------------------------------------------
 Ratios/Supplemental Data            1999     1998      1997      1996      1995
 ---------------------------------------------------------------------------------
-----------------------------------
 NET ASSETS, END OF YEAR (000)         $--     $116       $78       $45       $14
 AVERAGE NET ASSETS (000)              $--     $101       $48       $41       $14
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  fees                                 --%    1.69%     1.65%(2)  1.72%(2)  1.60%(2)
 Expenses, excluding distribution
  fees                                 --%     .94%      .90%(2)   .97%(2)   .85%(2)
 Net investment income                 --%    4.08%     4.36%(2)  4.39%(2)  5.07%(2)
 Portfolio turnover                    --%      33%       22%       18%       36%
-----------------------------------

1 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND ARE SOLD ON THE LAST DAY OF EACH PERIOD REPORTED.
2    NET OF MANAGEMENT FEE WAIVER.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS Z SHARES
The financial highlights for the two years ended August 31, 1999 were audited by
                     LLP, independent accountants, and the financial highlights for the period from December 6, 1996 through August 31, 1997 were audited by other independent auditors, whose reports were unqualified.

CLASS Z SHARES (FISCAL YEAR ENDED 8-31)

 --------------------------------------------------------------
 Per Share Operating Performance     1999      1998     1997(1)
 --------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF
  PERIOD                               $--    $11.68    $11.80
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                  --       .58       .47(4)
 Net realized and unrealized gain
  on investment transactions            --       .37       .06
 TOTAL FROM INVESTMENT OPERATIONS       --       .95       .53
---------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                                --      (.58)     (.47)
 Distributions in excess of
  investment income                     --      (.01)       --
 Distributions from net investment
  income                                --      (.15)     (.18)
 TOTAL DISTRIBUTIONS                    --      (.74)     (.65)
 NET ASSET VALUE, END OF PERIOD        $--    $11.89    $11.68
 TOTAL RETURN(2)                       --%     8.31%     4.54%
-----------------------------------

 --------------------------------------------------------------
 Ratios/Supplemental Data            1999      1998      1997
 --------------------------------------------------------------
-----------------------------------
 NET ASSETS, END OF PERIOD (000)       $--        $9      $204(5)
 AVERAGE NET ASSETS (000)              $--        $7      $200(5)
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  fees                                 --%      .94%      .90%(3),(4)
 Net investment income                 --%     4.91%     5.55%(3),(4)
 Portfolio turnover                    --%       33%       22%
-----------------------------------

1 INFORMATION SHOWN IS FOR THE PERIOD 12-6-96 (WHEN CLASS Z SHARES WERE FIRST OFFERED) THROUGH 8-31-97.
2 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND ARE SOLD ON THE LAST DAY OF EACH PERIOD REPORTED. TOTAL RETURN FOR PERIODS OF LESS THAN A FULL YEAR IS NOT ANNUALIZED.
3    ANNUALIZED.
4    NET OF MANAGEMENT FEE WAIVER.
5    AMOUNTS ARE ACTUAL AND ARE NOT ROUNDED TO THE NEAREST THOUSAND.

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40  MASSACHUSETTS SERIES                                   [ICON] (800) 225-1852

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THE PRUDENTIAL MUTUAL FUND FAMILY
-------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or dealer or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
PRUDENTIAL DISTRESSED SECURITIES FUND, INC.
PRUDENTIAL EMERGING GROWTH FUND, INC.
PRUDENTIAL EQUITY FUND, INC.
PRUDENTIAL EQUITY INCOME FUND
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL SMALL-CAP INDEX FUND
  PRUDENTIAL STOCK INDEX FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL JENNISON GROWTH FUND
  PRUDENTIAL JENNISON GROWTH & INCOME FUND
PRUDENTIAL MID-CAP VALUE FUND
PRUDENTIAL REAL ESTATE SECURITIES FUND
PRUDENTIAL SECTOR FUNDS, INC.
  PRUDENTIAL FINANCIAL SERVICES FUND
  PRUDENTIAL HEALTH SCIENCES FUND
  PRUDENTIAL TECHNOLOGY FUND
  PRUDENTIAL UTILITY FUND
PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
PRUDENTIAL SMALL COMPANY VALUE FUND, INC.
PRUDENTIAL TAX-MANAGED EQUITY FUND
PRUDENTIAL 20/20 FOCUS FUND
NICHOLAS-APPLEGATE FUND, INC.
  NICHOLAS-APPLEGATE GROWTH EQUITY FUND
TARGET FUNDS
  LARGE CAPITALIZATION GROWTH FUND
  LARGE CAPITALIZATION VALUE FUND
  SMALL CAPITALIZATION GROWTH FUND
  SMALL CAPITALIZATION VALUE FUND
ASSET ALLOCATION/BALANCED FUNDS
PRUDENTIAL BALANCED FUND
PRUDENTIAL DIVERSIFIED FUNDS
  CONSERVATIVE GROWTH FUND
  MODERATE GROWTH FUND
  HIGH GROWTH FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL ACTIVE BALANCED FUND
GLOBAL FUNDS
GLOBAL STOCK FUNDS
PRUDENTIAL DEVELOPING MARKETS FUND
  PRUDENTIAL DEVELOPING MARKETS EQUITY FUND
  PRUDENTIAL LATIN AMERICA EQUITY FUND
PRUDENTIAL EUROPE GROWTH FUND, INC.
PRUDENTIAL GLOBAL GENESIS FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL EUROPE INDEX FUND
  PRUDENTIAL PACIFIC INDEX FUND
PRUDENTIAL NATURAL RESOURCES FUND, INC.
PRUDENTIAL PACIFIC GROWTH FUND, INC.
PRUDENTIAL WORLD FUND, INC.
  GLOBAL SERIES
  INTERNATIONAL STOCK SERIES
GLOBAL UTILITY FUND, INC.
TARGET FUNDS
  INTERNATIONAL EQUITY FUND

-------------------------------------------------------------------
42  MASSACHUSETTS SERIES                                   [ICON] (800) 225-1852

THE PRUDENTIAL MUTUAL FUND FAMILY
-------------------------------------

GLOBAL BOND FUNDS
PRUDENTIAL GLOBAL LIMITED MATURITY FUND, INC.
  LIMITED MATURITY PORTFOLIO
PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
PRUDENTIAL INTERMEDIATE GLOBAL
  INCOME FUND, INC.
PRUDENTIAL INTERNATIONAL BOND FUND, INC.
BOND FUNDS
TAXABLE BOND FUNDS
PRUDENTIAL DIVERSIFIED BOND FUND, INC.
PRUDENTIAL GOVERNMENT INCOME FUND, INC.
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  SHORT-INTERMEDIATE TERM SERIES
PRUDENTIAL HIGH YIELD FUND, INC.
PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL BOND MARKET INDEX FUND
PRUDENTIAL STRUCTURED MATURITY FUND, INC.
  INCOME PORTFOLIO
TARGET FUNDS
  TOTAL RETURN BOND FUND
TAX-EXEMPT BOND FUNDS
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA SERIES
  CALIFORNIA INCOME SERIES
PRUDENTIAL MUNICIPAL BOND FUND
  HIGH INCOME SERIES
  INSURED SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  FLORIDA SERIES
  MASSACHUSETTS SERIES
  NEW JERSEY SERIES
  NEW YORK SERIES
  NORTH CAROLINA SERIES
  OHIO SERIES
  PENNSYLVANIA SERIES
PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
CASH ACCUMULATION TRUST
  LIQUID ASSETS FUND
  NATIONAL MONEY MARKET FUND
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  MONEY MARKET SERIES
  U.S. TREASURY MONEY MARKET SERIES
PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
  MONEY MARKET SERIES
PRUDENTIAL MONEYMART ASSETS, INC.
TAX-FREE MONEY MARKET FUNDS
PRUDENTIAL TAX-FREE MONEY FUND, INC.
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA MONEY MARKET SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  CONNECTICUT MONEY MARKET SERIES
  MASSACHUSETTS MONEY MARKET SERIES
  NEW JERSEY MONEY MARKET SERIES
  NEW YORK MONEY MARKET SERIES
COMMAND FUNDS
COMMAND MONEY FUND
COMMAND GOVERNMENT FUND
COMMAND TAX-FREE FUND
INSTITUTIONAL MONEY MARKET FUNDS
PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.
  INSTITUTIONAL MONEY MARKET SERIES

--------------------------------------------------------------------------------

APPENDIX A
-------------------------------------

                         DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE

BOND RATINGS
    Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
    Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
    A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.
    Baa: Bonds that are rated Baa are considered as medium grade obligations I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
    Ba: Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
    B: Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
--------------------------------------------------------------------------------

APPENDIX A
------------------------------------------------

    Bonds rated within the Aa, A, Baa, Ba and B categories that Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.
    Caa: Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
    Ca: Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
    C: Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM DEBT RATINGS
Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year.
    P-1: Issuers rated "Prime-1" or "P-1" (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.
    P-2: Issuers rated "Prime-2" or "P-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.
    P-3: Issuers rated "Prime-3" or "P-3" (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.

SHORT-TERM RATINGS
Moody's ratings for tax-exempt notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk.
    MIG 1: Loans bearing the designation MIG 1 are of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.
    MIG 2: Loans bearing the designation MIG 2 are of high quality. Margins of protection are ample although not so large as in the preceding group.
    MIG 3: Loans bearing the designation MIG 3 are of favorable quality. All security elements are accounted for but there is lacking the undeniable
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A-2  MASSACHUSETTS SERIES                                  [ICON] (800) 225-1852

APPENDIX A
------------------------------------------------

strength of the preceding grades.
    MIG 4: Loans bearing the designation MIG 4 are of adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

STANDARD & POOR'S RATINGS GROUP
DEBT RATINGS
    AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
    AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated obligations only in small degree.
    A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.
    BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
    BB, B, CCC, CC AND C: Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighted by large uncertainties or major exposures to adverse conditions.
    D: Debt rated D is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

COMMERCIAL PAPER RATINGS
S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market.
--------------------------------------------------------------------------------

APPENDIX A
------------------------------------------------

    A-1: The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
    A-2: Capacity for timely payment on issues with the designation A-2 is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
    A-3: Issues with the A-3 designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

MUNICIPAL NOTES
A municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in three years or less will likely receive a note rating, while notes maturing beyond three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. Municipal notes are SP-1, SP-2 or SP-3. The designation SP-1 indicates a very strong capacity to pay principal an interest. Those issues determined to possess extremely strong characteristics are given a plus (+) designation. An SP-2 designation indicates a satisfactory capacity to pay principal and interest. An SP-3 designations indicates speculative capacity to pay principal and interest.
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A-4  MASSACHUSETTS SERIES                                  [ICON] (800) 225-1852

FOR MORE INFORMATION:
--------------------------------------------------------------------------------

Please read this prospectus before you invest in the Series and keep it for future reference. For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 15005
NEW BRUNSWICK, NJ 08906-5005
(800) 225-1852
(732) 417-7555
  (if calling from outside the U.S.)

--------------------------------
Outside Brokers Should Contact:
PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC
P.O. BOX 15035
NEW BRUNSWICK, NJ 08906-5035
(800) 778-8769

------------------------------------
Visit Prudential's Web Site At:
http://www.prudential.com

--------------------------------
Additional information about the Series can be obtained without charge and can be found in the following documents:

STATEMENT OF ADDITIONAL
  INFORMATION (SAI)
 (incorporated by reference into this prospectus)

ANNUAL REPORT
  (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance)

SEMI-ANNUAL REPORT

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
By Electronic Request:
publicinfo@sec.gov
  (The SEC charges a fee to copy documents.)

In Person:
Public Reference Room in
Washington, DC
  (For hours of operation, call
  (202)942-8090.)

Via the Internet:
on the EDGAR Database at
http://www.sec.gov

--------------------------------

            CUSIP        Quotron
            Numbers:     Symbols:
  Class A:  74435M-65-5
  Class B:  74435M-66-3
  Class C:  74435M-56-4
  Class Z:  74435M-41-6

Investment Company Act File No:

811-4023

[MF122A]                                       [LOGO] Printed on Recycled Paper

FUND TYPE:
-------------------------------------
Money market

INVESTMENT OBJECTIVE:
-------------------------------------
The highest level of current income that is exempt from Massachusetts state and federal income taxes, consistent with liquidity and the preservation of capital

                                     [LOGO]

PRUDENTIAL
MUNICIPAL SERIES FUND

---------------------------------------------------------------
MASSACHUSETTS MONEY MARKET SERIES
PROSPECTUS: DECEMBER   , 1999

As with all mutual funds, the
Securities and Exchange Commission has
not approved or disapproved the
Series' shares nor has the SEC
determined that this prospectus is
complete or accurate. It is a criminal
offense to state otherwise.                        [LOGO]

TABLE OF CONTENTS
-------------------------------------

1       RISK/RETURN SUMMARY
1       Investment Objective and Principal Strategies
1       Principal Risks
2       Evaluating Performance
4       Fees and Expenses

5       HOW THE SERIES INVESTS
5       Investment Objective and Policies
7       Other Investments and Strategies
8       Investment Risks

12      HOW THE SERIES IS MANAGED
12      Board of Trustees
12      Manager
12      Investment Adviser
13      Distributor
13      Year 2000 Readiness Disclosure

14      SERIES DISTRIBUTIONS AND TAX ISSUES
14      Distributions
15      Tax Issues

16      HOW TO BUY, SELL AND EXCHANGE SHARES OF THE SERIES
16      How to Buy Shares
22      How to Sell Your Shares
25      How to Exchange Your Shares

27      FINANCIAL HIGHLIGHTS

28      THE PRUDENTIAL MUTUAL FUND FAMILY

        FOR MORE INFORMATION (Back Cover)

-------------------------------------------------------------------
MASSACHUSETTS MONEY MARKET SERIES             [ICON] (800) 225-1852

RISK/RETURN SUMMARY
-------------------------------------

This section highlights key information about the MASSACHUSETTS MONEY MARKET SERIES (the Series) of the PRUDENTIAL MUNICIPAL SERIES FUND (the Fund). Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Our investment objective is to provide the highest level of CURRENT INCOME that is EXEMPT FROM MASSACHUSETTS STATE AND FEDERAL INCOME TAXES consistent with liquidity and the preservation of capital. This means we invest primarily in short-term Massachusetts state and municipal bonds, which are debt obligations or fixed income securities, including notes, commercial paper and other securities, as well as short-term obligations of other issuers that pay interest income that is exempt from those taxes (collectively called "Massachusetts obligations"). The Series invests in Massachusetts obligations which are high-quality money market instruments with remaining maturities of 13 months or less. To achieve our objective, the Series will invest at least 80% of its total assets in municipal securities which pay income exempt from federal income taxes; these primarily will be Massachusetts obligations unless the investment adviser is unable to purchase Massachusetts obligations that meet the investment policies of the Series. The Series may invest in municipal bonds the interest and/or principal payments on which are insured by the bond issuers or other parties. The Series may also invest in certain municipal bonds the interest on which is subject to the federal alternative minimum tax (AMT).
    While we make every effort to achieve our investment objective and maintain a net asset value of $1 per share, we can't guarantee success. To date, the Series' net asset value has never deviated from $1 per share.

PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. The securities in which the Series invests are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due, as well as the risk that the securities may lose value because interest rates change or because there is a lack of confidence in the issuer.
    The Series may purchase insured municipal bonds to reduce credit risks. Although insurance coverage reduces credit risks by providing that the insurer will make timely payment of interest and/or principal, it does not

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MONEY MARKET FUNDS
Money market funds--which hold high-quality short-term debt obligations-- provide investors with a lower risk, highly liquid investment option. These funds attempt to maintain a net asset value of $1 per share, although there can be no quarantee that they will always be able to do so.
-------------------------------------------------------------------
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

provide protection against the market fluctuations of insured bonds or fluctuations in the price of the shares of the Series. An insured municipal bond fluctuates in value largely based on factors relating to the insurer's creditworthiness or ability to satisfy its obligations.
    Municipal bonds may also be subject to the risk that the borrower may not set aside funds to make the bond payments.
    Because the Series will concentrate its investments in Massachusetts obligations, the Series is more susceptible to economic, political and other developments that may adversely affect issuers of Massachusetts obligations than a municipal money market fund that is not as geographically concentrated. For more information on the risks of investing in Massachusetts obligations, see "Description of the Fund, Its Investments and Risks" in the Statement of Additional Information.
    The Series is nondiversified, meaning that we can invest a higher percentage of its assets in the securities of fewer issuers than a diversified fund. Investing in a nondiversified series involves greater risk than investing in a diversified series.
    Although investments in mutual funds involve risk, investing in money market portfolios like the Series is generally less risky than investments in other types of funds. This is because the Series invests only in high-quality securities with remaining maturities of 13 months or less and limits the average maturity of the portfolio to 90 days or less. To satisfy the average maturity and maximum maturity requirements, securities with demand features are treated as maturing on the date that the Series can demand repayment of the security.
    For more information about the risks associated with the Series, see "How the Series Invests--Investment Risks."
    An investment in the Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EVALUATING PERFORMANCE
A number of factors--including risk--can affect how the Series performs. The following bar chart and table show the Series' performance for each full calendar year of operation for the last 10 years. The tables provide additional performance information for the periods indicated. The bar chart and tables demonstrate the risk of investing in the Series and how returns can change. The Average Annual Returns table also compares the Series' performance to the performance of a tax-free money market index. Past performance does not mean that the Series will achieve similar results in the future. For current yield information, you can call us at (800) 225-1852.
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2  MASSACHUSETTS MONEY MARKET SERIES                       [ICON] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

ANNUAL RETURNS(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
BEST QUARTER:   -% (- quarter of -)
WORST QUARTER:  -% (- quarter of -)

AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-98)

--------------------------------------------------------------------------------------------
                              1 YR         5 YRS         10 YRS          SINCE INCEPTION
--------------------------------------------------------------------------------------------
  Series shares                   %             %             %              % (since 8-5-91)
  IBC Average(2)                  %             %             %                N/A

YIELD(1) (AS OF 12-31-98)

  7-Day yield of the Series                                          --%
  7-Day tax-equivalent yield of the Series                           --%

1                       THE SERIES' RETURNS AND YIELD ARE AFTER DEDUCTION OF
                        EXPENSES.
2                       THE IBC AVERAGE IS BASED UPON THE AVERAGE RETURN OF ALL
                        MUTUAL FUNDS IN THE INTERNATIONAL BUSINESS COMMUNICATIONS
                        FINANCIAL DATA TAX-FREE STATE-SPECIFIC MONEY FUND
                        (MASSACHUSETTS) CATEGORY.

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

FEES AND EXPENSES
These tables show the fees and expenses that you may pay if you buy and hold shares of the Series.

SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

  Maximum sales charge (load) imposed on purchases (as a
   percentage of offering price)                                None
  Maximum deferred sales charge (load) (as a percentage of
   the lower of original purchase price or sale proceeds)       None
  Maximum sales charge (load) imposed on reinvested
   dividends and other distributions                            None
  Redemption fees                                               None
  Exchange fee                                                  None

ANNUAL SERIES OPERATING EXPENSES (DEDUCTED FROM SERIES ASSETS)

  Management fees                                             .500%
  + Distribution (12b-1) and service fees                     .125%
  + Other expenses                                                %
  = TOTAL ANNUAL SERIES OPERATING EXPENSES                        %

(1)                     YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR
                        PURCHASES AND SALES OF SHARES.

EXAMPLE
This example will help you compare the cost of investing in the Series with the cost of investing in other mutual funds.
    The example assumes that you invest $10,000 in the Series for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------------------------
                                                        1 YR       3 YRS       5 YRS       10 YRS
--------------------------------------------------------------------------------------------------
  Series shares                                       $           $           $           $

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4  MASSACHUSETTS MONEY MARKET SERIES                       [ICON] (800) 225-1852

HOW THE SERIES INVESTS
-------------------------------------

INVESTMENT OBJECTIVE AND POLICIES
The Series' investment objective is to provide the highest level of CURRENT INCOME that is EXEMPT FROM MASSACHUSETTS STATE AND FEDERAL INCOME TAXES consistent with liquidity and the preservation of capital. While we make every effort to achieve our objective, we can't guarantee success.
    The Series invests in high-quality money market instruments to try to provide investors with current tax-free income while maintaining a stable net asset value of $1 per share. We manage the Series to comply with specific rules designed for money market mutual funds.
To achieve the Series' objective, we invest primarily in short-term MASSACHUSETTS OBLIGATIONS, including Massachusetts state and municipal bonds as well as obligations of other issuers (such as issuers located in Puerto Rico, the Virgin Islands and Guam) that pay interest income that is exempt from Massachusetts state and federal income taxes. We normally invest so that at least 80% of the total assets of the Series will be invested in municipal securities which pay income exempt from federal income taxes; these primarily will be Massachusetts obligations unless the investment adviser is unable to purchase Massachusetts obligations that meet the investment policies of the Series. The Series, however, may hold private activity bonds, which are municipal bonds the interest on which is subject to the federal alternative minimum tax (AMT).
    Municipal bonds include GENERAL OBLIGATION BONDS and REVENUE BONDS. General obligation bonds are obligations supported by the credit of an issuer that has the power to tax and are payable from that issuer's general revenues and not from any specific source. Revenue bonds, on the other hand, are payable from revenues from a particular source.
    The obligations that we purchase must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSROs), such as Moody's Investors Service, Inc. (rated at least Aa, MIG-2 or Prime-2) or Standard & Poor's Rating Group (rated at least AA, SP-2 or A-2) or, if unrated, of comparable quality. We may also invest in insured municipal bonds. A rating is an assessment of

-------------------------------------------------------------------
States and municipalities issue bonds in order to borrow money to finance a project. You can think of bonds as loans that investors make to the state, local government or other issuer. The government gets the cash needed to complete the project and investors earn income on their investment.
-------------------------------------------------------------------
--------------------------------------------------------------------------------

HOW THE SERIES INVESTS
------------------------------------------------

the likelihood of timely repayment of interest and principal (with respect to a municipal bond) or payment of claims (with respect to an insurer of a municipal bond) and can be useful when comparing different municipal bonds. These ratings are not a guarantee of quality. The opinions of the rating agencies do not reflect market risk and they may at times lag behind the current financial conditions of the issuer or insurer. An investor can evaluate the expected likelihood of debt repayment by an issuer by looking at its ratings as compared to another similar issuer.
    In determining which securities to buy and sell, the investment adviser will consider, among other things, yield, maturity, issue, quality characteristics and expectations regarding economic and political developments, including movements in interest rates and demand for municipal bonds. The investment adviser will seek to anticipate interest rate movements and will purchase and sell municipal bonds accordingly. The investment adviser will also consider the claims-paying ability with respect to insurers of municipal bonds. The investment adviser will also seek to take advantage of differentials in yields with respect to securities with similar credit ratings and maturities, but which vary according to the purpose for which they were issued. The investment adviser will also seek to take advantage of differentials in yields with respect to securities issued for similar purposes with similar maturities, but which vary according to ratings.
    Debt obligations in general, including those listed above and any others that we may purchase, are basically written promises to repay a debt. Among the various types of debt securities we may purchase, the terms of repayment may vary, as may the commitment of other parties to honor the obligations of the issuer of the security. We may purchase securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or "matures." This means that we can purchase longer-term securities because of our expectation that we can demand repayment of the obligation at an agreed-upon price within a relatively short period of time. This procedure follows the rules applicable to money market funds.
    The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing the operation of money market funds.
    For more information, see "Investment Risks" and the Statement of Additional Information, "Description of the Fund, Its Investment and Risks."
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6  MASSACHUSETTS MONEY MARKET SERIES                       [ICON] (800) 225-1852

HOW THE SERIES INVESTS
------------------------------------------------

The Statement of Additional Information--which we refer to as the "SAI"-- contains additional information about the Series. To obtain a copy, see the back cover page of this prospectus.
    The Series' investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of the Prudential Municipal Series Fund can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies, we may also make the following investments to try to increase the Series' returns or protect its assets if market conditions warrant.

MUNICIPAL ASSET-BACKED SECURITIES
The Series may invest in MUNICIPAL ASSET-BACKED SECURITIES. A municipal asset-backed security is a type of pass-through instrument that pays interest which is eligible for exclusion from federal income taxation based upon the income from an underlying pool of municipal bonds.

FLOATING RATE BONDS AND VARIABLE RATE BONDS
The Series may invest in floating rate bonds and variable rate bonds. FLOATING RATE BONDS are municipal bonds that have an interest rate that is set as a specific percentage of a designated rate, such as the rate on Treasury bonds or the prime rate at major commercial banks. The interest rate on floating rate bonds changes when there is a change in the designated rate. VARIABLE RATE BONDS are municipal bonds that have an interest rate that is adjusted, based on the market rate at a specified period. They generally allow the Series to demand payment of the bond on short notice for an amount that may be more or less than the amount paid.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES
The Series may purchase municipal bonds on a "WHEN-ISSUED" or "DELAYED-DELIVERY" basis, without limit. When the Series makes this type of purchase, the price and rate are fixed at the time of purchase, but delivery and payment for the bonds take place at a later time. The Series does not earn interest income until the date the bonds are delivered.
--------------------------------------------------------------------------------

HOW THE SERIES INVESTS
------------------------------------------------

REPURCHASE AGREEMENTS
The Series may use REPURCHASE AGREEMENTS where a party agrees to sell a security to the Series and then repurchase it at an agreed-upon price at a stated time. A repurchase agreement is like a loan by the Series to the other party which creates a fixed return for the Series.

LIQUIDITY PUTS
The Series may purchase and exercise PUTS on municipal bonds without limit. Puts give the Series the right to sell securities at a specified price and date. Puts may be acquired to reduce the risk of the securities subject to the puts, but puts may involve additional costs to the Series, which could reduce the Series' return.

TEMPORARY DEFENSIVE STRATEGY
For temporary defensive purposes, the Series may hold up to 100% of its assets in cash or short-term investment-grade bonds, including bonds that are not exempt from state, local and federal income taxation. Investing heavily in these securities can limit our ability to achieve the Series' objective, but can help to preserve the Series' assets.

ADDITIONAL STRATEGIES
The Series also follows certain policies when it: BORROWS MONEY (the Series can borrow up to 33 1/3% of the value of its total assets); and HOLDS ILLIQUID SECURITIES (the Series may hold up to 10% of its net assets in illiquid securities, including certain securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than 7 days). The Series is subject to certain investment restrictions that are fundamental policies and cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

INVESTMENT RISKS
As noted, all investments involve risk, and investing in the Series is no exception. Since the Series' holdings can vary significantly from broad market indexes, performance of the Series can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Series' principal investments and certain of the Series' non-principal investments and strategies. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.
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8  MASSACHUSETTS MONEY MARKET SERIES                       [ICON] (800) 225-1852

HOW THE SERIES INVESTS
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INVESTMENT TYPE

------------------------------------------------------------------------------------
% OF SERIES' TOTAL ASSETS             RISKS                    POTENTIAL REWARDS
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
  MUNICIPAL BONDS           -- Concentration               -- Tax-exempt interest
                                 risk--the risk that           income, except with
  AT LEAST 80%                  bonds may lose value           respect to certain
                                because of political,          bonds, such as
                                economic or other              private activity
                                events affecting               bonds, which are
                                issuers of                     subject to the
                                Massachusetts                  federal alternative
                                obligations                    minimum tax (AMT)
                            -- Credit risk--the risk
                                that the borrower
                                can't pay back the
                                money borrowed or
                                make interest
                                payments
                            -- Market risk--the risk
                                that bonds will lose
                                value in the market
                                because interest
                                rates change or there
                                is a lack of
                                confidence in the
                                borrower
                            -- Illiquidity risk--the
                                 risk that it may be
                                difficult to value
                                precisely and sell at
                                time or price desired
                            -- Nonappropriation
                                 risk--the risk that
                                the municipality may
                                not include the bond
                                obligations in future
                                budgets
                            -- Tax risk--the risk
                                 that federal, state
                                or local income tax
                                rates may decrease,
                                which could decrease
                                demand for municipal
                                bonds, or that a
                                change in law may
                                limit or eliminate
                                exemption of interest
                                on municipal bonds
                                from such taxes
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HOW THE SERIES INVESTS
------------------------------------------------

INVESTMENT TYPE (CONT'D)

------------------------------------------------------------------------------------
% OF SERIES' TOTAL ASSETS             RISKS                    POTENTIAL REWARDS
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
  MUNICIPAL ASSET-BACKED    -- Prepayment risk--the        -- Regular interest
  SECURITIES                    risk that the                   income
                                underlying bonds may       -- Pass-through
  PERCENTAGE VARIES             be prepaid, partially          instruments provide
                                or completely,                 greater
                                generally during               diversification than
                                periods of falling             direct ownership of
                                interest rates, which          municipal bonds
                                could adversely
                                effect yield to
                                maturity and could
                                require the Series to
                                reinvest in lower
                                yielding bonds
                            -- Credit risk--the risk
                                that the underlying
                                municipal bonds will
                                not be paid by
                                issuers or by credit
                                insurers or
                                guarantors of such
                                instruments. Some
                                municipal
                                asset-backed
                                securities are
                                unsecured or secured
                                by lower-rated
                                insurers or
                                guarantors and thus
                                may involve greater
                                risk
                            -- Market risk
                            -- Tax risk
------------------------------------------------------------------------------------
  VARIABLE/FLOATING RATE    -- Value lags value of         -- May offer protection
  SECURITIES                    fixed-rate securities          against interest rate
                                when interest rates            changes
  PERCENTAGE VARIES             change
------------------------------------------------------------------------------------

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10  MASSACHUSETTS MONEY MARKET SERIES                      [ICON] (800) 225-1852

HOW THE SERIES INVESTS
------------------------------------------------

INVESTMENT TYPE (CONT'D)

------------------------------------------------------------------------------------
% OF SERIES' TOTAL ASSETS             RISKS                    POTENTIAL REWARDS
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
  WHEN-ISSUED AND           -- May magnify underlying      -- May magnify underlying
  DELAYED-DELIVERY              investment losses              investment gains
  SECURITIES                -- Investment costs may
                                exceed potential
  PERCENTAGE VARIES             underlying investment
                                gains
------------------------------------------------------------------------------------
  ILLIQUID SECURITIES       -- May be difficult to         -- May offer more
                                value precisely                attractive yield or
  UP TO 10% OF NET ASSETS   -- May be difficult to             potential for growth
                                 sell at the time or           than more widely
                                price desired                  traded securities
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HOW THE SERIES IS MANAGED
-------------------------------------

BOARD OF TRUSTEES
The Fund's Board of Trustees oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

MANAGER
PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NEW JERSEY 07102-4077

    Under a management agreement with the Fund, PIFM manages the Series' investment operations and administers its business affairs. For the fiscal year ended August 31, 1999, the Series paid PIFM management fees of .50% of the Series' average net assets.
    PIFM and its predecessors have served as manager or administrator to
investment companies since 1987. As of              , 1999, PIFM served as the
Manager to all       of the Prudential mutual funds, and as Manager or
administrator to       closed-end investment companies, with aggregate assets of
approximately $      billion.

INVESTMENT ADVISER
The Prudential Investment Corporation, called Prudential Investments, is the Series' investment adviser. Its address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102. PIFM has responsibility for all investment advisory services, supervises Prudential Investments and reimburses Prudential Investments for its reasonable costs and expenses.
    Prudential Investments Fixed Income Group is organized into teams that specialize in different market sectors. The Fixed Income Policy Committee, which is comprised of senior investment staff from each sector team, provides guidance to the teams regarding duration risk, asset allocations and general risk parameters. Portfolio managers contribute bottom-up security selection within those guidelines. The Money Market Sector Team, headed by Joseph Tully, is responsible for overseeing the day-to-day management of the Series.
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12  MASSACHUSETTS MONEY MARKET SERIES                      [ICON] (800) 225-1852

HOW THE SERIES IS MANAGED
------------------------------------------------

DISTRIBUTOR
Prudential Investment Management Services LLC (PIMS) distributes the Series' shares under a Distribution Agreement with the Fund. The Fund has a Distribution and Service Plan under Rule 12b-1 of the Investment Company Act. Under the Plan and the Distribution Agreement, PIMS pays the expenses of distributing the Series' shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services. These fees--known as 12b-1--shown in the "Fees and Expenses" tables.

YEAR 2000 READINESS DISCLOSURE
The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000. The Fund and its Board receive, and have received since early 1998, satisfactory quarterly reports from the principal service providers as to their preparations for year 2000 readiness, although there can be no assurance that the service providers (or other securities market participants) will successfully complete the necessary changes in a timely manner. Moreover, the Fund at this time has not considered retaining alternative service providers or directly undertaken efforts to achieve year 2000 readiness, the latter of which would involve substantial expenses without an assurance of success.
    Additionally, issuers of securities generally, as well as those purchased by the Series, may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/ or a specific issuer's performance and result in a decline in the value of the securities held by the Series.
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SERIES DISTRIBUTIONS AND TAX ISSUES
-------------------------------------

Investors who buy shares of the Series should be aware of some important tax issues. For example, the Series distributes DIVIDENDS of ordinary income and any REALIZED NET CAPITAL GAINS to shareholders. Dividends generally will be exempt from federal income taxes. If, however, the Series invests in taxable obligations, it will pay dividends that are not exempt from these income taxes.
    The following briefly discusses some of the important state and federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS
The Series distributes DIVIDENDS of any net investment income to shareholders every month. For example, if the Series owns a City XYZ bond and the bond pays interest, the Series will pay out a portion of this interest as a dividend to its shareholders, assuming the Series' income is more than its costs and expenses. These dividends generally will be EXEMPT FROM FEDERAL INCOME TAXES, as long as 50% or more of the value of the Series' assets at the end of each quarter is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes.
    As we mentioned before, the Series will concentrate its investments in Massachusetts obligations. In addition to being exempt from federal taxes, Series' dividends are EXEMPT FROM MASSACHUSETTS PERSONAL INCOME TAXES FOR MASSACHUSETTS RESIDENT INDIVIDUALS AND OTHER RESIDENT NONCORPORATE SHAREHOLDERS to the extent that they are derived from interest payments on Massachusetts obligations or from long-term capital gains on certain Massachusetts obligations. Dividends attributable to the interest on taxable bonds held by the Series, market discount on taxable and tax-exempt obligations and short-term capital gains, however, will be subject to federal, state and local income tax at ordinary income tax rates.
    Some shareholders may be subject to federal alternative minimum tax (AMT) liability. Tax-exempt interest from certain bonds is treated as an item of tax preference, and may be attributed to shareholders. A portion of all tax-exempt interest is includable as an upward adjustment in determining a corporation's alternative minimum taxable income. These rules could make you liable for the AMT.
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14  MASSACHUSETTS MONEY MARKET SERIES                      [ICON] (800) 225-1852

SERIES DISTRIBUTIONS AND TAX ISSUES
------------------------------------------------

    Although the Series is not likely to realize capital gains because of the types of securities we purchase, any REALIZED NET CAPITAL GAINS will be paid to shareholders (typically once a year). Capital gains are generated when the Series sells assets for a profit.
    For your convenience, Series distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Series. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker you will receive a credit to your account. Either way, the distributions may be subject is taxes. For more information about Automatic Reinvestment and other shareholder services, see "How to Buy, Sell and Exchange Shares of the Series--How To Buy Shares" at Step 3: Additional Shareholder Services.

TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year.
    Series distributions are generally taxable in the year they are received, except where we declare certain dividends in December of a calendar year but actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders are not eligible for the 70% dividends-received deduction on dividends paid by the Series.

WITHHOLDING TAXES
If federal law requires you to provide the Series with your tax identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to back-up withholding, we generally withhold and pay to the U.S. Treasury 31% of your distributions and gross sale proceeds. Dividends of net investment income and short-term capital gains paid to a NONRESIDENT FOREIGN SHAREHOLDER generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.
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HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
-------------------------------------

HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Series for you, call PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 15020
NEW BRUNSWICK, NJ 08906-5020

    To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Series, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Series) or suspend or modify the Series' sale of its shares.
    Except as noted below, the minimum initial investment for Series shares is $1,000 and the minimum subsequent investment is $100. All minimum investment requirements are waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors.

PURCHASES THROUGH PRUDENTIAL SECURITIES
Purchases of shares of the Series through Prudential Securities are made through automatic investment procedures (the Autosweep program). You cannot purchase shares through Prudential Securities other than through the Autosweep program, except as specifically provided (that is, you cannot make a manual purchase).
    The Autosweep program allows you to designate a money market fund as your primary money sweep fund. If you do not designate a primary money sweep fund, Prudential MoneyMart Assets, Inc. will automatically be your primary money sweep fund. You have the option to change your primary money sweep fund at any time by notifying your Prudential Securities Financial Advisor. The following discussion assumes that you have selected the Series as your primary money sweep fund.
    For individual retirement accounts (IRAs) and benefit plans in the Autosweep program, all credit balances (that is, immediately available
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16  MASSACHUSETTS MONEY MARKET SERIES                      [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

funds) of $1.00 or more will be invested in the Series on a daily basis. Prudential Securities will arrange for the investment of the credit balance in the Series and will purchase shares of the Series equal to that amount. This will occur on the business day following the availability of the credit balance. Prudential Securities may use and retain the benefit of credit balances in your account until Series shares are purchased.
    For accounts other than IRAs and benefit plans, shares of the Series will be purchased as follows:

     -- When your account has a credit balance of $10,000 or more, Prudential Securities will arrange for the automatic purchase of shares of the Series. This will occur on the business day following the availability of the credit balance

     -- When your account has a credit balance that results from a securities sale totaling $1,000 or more, the available cash will be invested in the Series on the settlement date

     -- For all other credit balances of $1.00 or more, shares will be purchased automatically at least once a month on the last business day of each month
    Purchases through Autosweep are subject to a minimum initial investment of $1,000, which is waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors. You will begin earning dividends on your shares purchased through the Autosweep program on the first business day after the order is placed. Prudential Securities will purchase shares of the Series at the price determined at 4:30 p.m. New York Time on the business day following the existence of the credit balance, which is the second business day after the availability of the credit balance. Prudential Securities will use and retain the benefit of credit balances in your account until Series shares are purchased.
    Your investment in the Series will be held in the name of Prudential Securities. Prudential Securities will receive all statements and dividends from the Fund and will, in turn, send you account statements showing your purchases, sales and dividends.
    The charges and expenses of the Autosweep program are not reflected in the Fees and Expenses tables. For information about participating in the Autosweep program, you should contact your Prudential Securities Financial Advisor.
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HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

PURCHASES THROUGH THE PRUDENTIAL ADVANTAGE ACCOUNT PROGRAM
The Prudential Advantage Account Program (the Advantage Account Program) is a financial services program available to clients of Pruco Securities Corporation (Pruco) and provides for an automatic investment procedure similar to the Autosweep program. The Advantage Account Program consists of two types of accounts: the Investor Account and the Advantage Account, which offers additional services, such as a debit card and check writing.
    The Advantage Account Program allows you to designate a money market fund as your primary money sweep fund. If you do not designate a primary money sweep fund, Prudential MoneyMart Assets, Inc. will automatically be your primary money sweep fund. You have the option to change your primary money sweep fund at any time by notifying your Pruco representative or the Advantage Service Center. The following discussion assumes that you have selected the Series as your primary money sweep fund.
    With the Advantage Account as well as the Investor Account for benefit plans and individual retirement accounts (IRAs), all credit balances (that is, immediately available funds) of $1.00 or more will be invested in the Series on a daily basis. Prudential Securities (Pruco's clearing broker) arranges for the investment of the credit balance in the Series and will purchase shares of the Series equal to that amount. This will occur on the business day following the availability of the credit balance. Prudential Securities may use and retain the benefit of credit balances in your account until Series shares are purchased.
    If you have an Investor Account (non-IRAs), shares of the Series will be purchased as follows:

     -- When your account has a credit balance of $10,000 or more, Prudential Securities will arrange for the automatic purchase of shares of the Series with all cash balances of $1.00 or more. This will occur on the business day following the availability of the credit balance

     -- When your account has a credit balance that results from a securities sale totaling more than $1,000, all cash balances of $1.00 or more will be invested in the Series on the business day following the settlement date
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18  MASSACHUSETTS MONEY MARKET SERIES                      [ICON] (800) 225-1852

HOW TO BUY, SELL AND
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     -- For all other credit balances of $1.00 or more, shares will be purchased automatically at least once a month on the last business day of each month
    You will begin earning dividends on your shares purchased through the Advantage Account Program on the first business day after the order is placed. Prudential Securities will purchase shares of the Series at the price determined at 4:30 p.m. New York Time on the business day following the availability of the credit balance. Prudential Securities will use and retain the benefit of credit balances in your account until Series shares are purchased.
    Purchases of, withdrawals from and dividends from the Series will be shown on your Advantage Account or Investor Account statement.
    The charges and expenses of the Advantage Account Program are not reflected in the Fees and Expenses tables. For information about participating in the Advantage Account Program, you should call (800) 235-7637.

PURCHASES THROUGH THE COMMAND PROGRAM OR THE BUSINESSEDGE PROGRAM. Class A shares of the Series are available to shareholders who participate in either the corporate COMMAND-SM- Account Program (the COMMAND Program), which is available through Prudential Securities, or the Prudential BusinessEdge-SM- Account Program (the BusinessEdge Program), which is available either through Prudential Securities or Pruco. These programs offer integrated financial services that link together various product components with the ability to invest in shares of the Series. If you participate in the COMMAND Program or the BusinessEdge Program, your purchase of Series shares must be made through your Prudential Securities Financial Advisor or your Pruco broker, as applicable. [There are no minimum investment requirements for COMMAND Program or BusinessEdge Program participants.]

MANUAL PURCHASES
You may make a manual purchase (that is, a non-money market sweep purchase) of Series shares in either of the following situations:

     -- You do not participate in a money market sweep program (E.G., the Autosweep program or the Advantage Account Program), or
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HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

     -- You participate in a money market sweep program, but the Series is not designated as your primary money market sweep fund.
    The minimum initial investment for a manual purchase for shares of the Series is $1,000 and the minimum subsequent investment is $100, except that all minimum investment requirements are waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors.
    If you make a manual purchase through Prudential Securities, Prudential Securities will place your order for shares of the Series on the business day after the purchase order is received for settlement that day, which is the second business day after receipt of the purchase order by Prudential Securities. Prudential Securities may use and retain the benefit of credit balances in a client's brokerage account until monies are delivered to the Series (Prudential Securities delivers federal funds on the business day after settlement).
    If you make a manual purchase through the Fund's Distributor, through your broker or dealer (other than Prudential Securities) or directly from the Fund, shares will be purchased at the net asset value next determined after receipt of your order and payment in proper form. When your payment is received by 4:30 p.m., New York Time, shares will be purchased that day and you will begin to earn dividends on the following business day. If you purchase shares through a broker or dealer, your broker or dealer will forward your order and payment to the Fund. You should contact your broker or dealer for information about services that they may provide, including an automatic sweep feature. Transactions in Series shares may be subject to postage and other charges imposed by your broker or dealer. Any such charge is retained by your broker or dealer and is not sent to the Fund.

STEP 2: UNDERSTANDING THE PRICE YOU'LL PAY
When you invest in a mutual fund, you buy shares of the Series. Shares of a money market mutual fund, like the Series, are priced differently than shares of common stock and other securities.
    The price you pay for each share of the Series is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation: it's the total value of the Series (assets minus liabilities) divided by the total number of shares
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20  MASSACHUSETTS MONEY MARKET SERIES                      [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
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outstanding. In determining NAV, the Series values its securities using the amortized cost method. The Series seeks to maintain an NAV of $1 per share at all times. Your broker may charge you a separate or additional fee for purchases of shares.
    We determine the NAV of our shares once each business day at 4:30 p.m. New York Time on days that the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed on national holidays and Good Friday. We do not determine NAV on days when we have not received any orders to purchase, sell, or exchange or when changes in the value of the Series' portfolio do not affect the NAV.

STEP 3: ADDITIONAL SHAREHOLDER SERVICES
As a Series shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Series Distributions and Tax Issues" section, the Series pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Series at NAV. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTENTION: ACCOUNT MAINTENANCE
P.O. BOX 15015
NEW BRUNSWICK, NJ 08906-5015

THE PRUTECTOR PROGRAM. Optional group term life insurance -- which protects the value of your Prudential mutual fund investment for your beneficiaries against market declines -- is available to investors who purchase their shares through Prudential. This insurance is subject to various restrictions and charges and is not available in all states.

REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which
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HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

contain important financial information about the Series. To reduce Series expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.

HOW TO SELL YOUR SHARES
You can sell your shares of the Series at any time, subject to certain restrictions.
    When you sell shares of the Series--also known as REDEEMING shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, he must receive your order to sell by 4:30 p.m. New York Time to process the sale on that day. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTENTION: REDEMPTION SERVICES
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

    Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay payment of your proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES. There are certain times when you may not be able to sell shares of the Series or when we may delay paying you the proceeds from a sale. This may happen during unusual market conditions or emergencies when the Series can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."
    If you are selling more than $50,000 of shares, if you want the check sent to someone or some place that is not in our records, or you are a business or trust, and if you hold your shares directly with the Transfer
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22  MASSACHUSETTS MONEY MARKET SERIES                      [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

Agent, you may have to have the signature on your sell order guaranteed by a financial institution.

REDEMPTION IN KIND. If the sales of Series shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Series' net assets, we can then give you securities from the Series' portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

AUTOMATIC REDEMPTION FOR AUTOSWEEP. If you participate in the Autosweep program, your Series shares may be automatically redeemed to cover any deficit in your Prudential Securities account. The amount redeemed will be the nearest dollar amount necessary to cover the deficit.
    The amount of the redemption will be the lesser of the total value of Series shares held in your Prudential Securities account or the deficit in your Prudential Securities account. If you use this automatic redemption procedure and want to pay for a securities transaction in your account other than through this procedure, you must deposit cash in your securities account before the settlement date. If you use this automatic redemption procedure and want to pay any other deficit in your securities account other than through this procedure, you must deposit cash in your securities account before you incur the deficit.
    Redemptions are automatically made by Prudential Securities, to the nearest dollar, on each day to satisfy deficits from securities transactions or to honor your redemption requests. Your account will be automatically scanned for deficits each day and, if there is insufficient cash in your account, we will redeem an appropriate number of shares of the Series at the next determined NAV to satisfy any remaining deficit. You are entitled to any dividends declared on the redeemed shares through the day before the redemption is made. Dividends declared on the redemption date will be retained by Prudential Securities, which has advanced monies to satisfy deficits in your account.

AUTOMATIC REDEMPTION FOR THE ADVANTAGE ACCOUNT. If you participate in the Advantage Account Program, your Series shares may be automatically redeemed to cover any deficit in your securities account. The amount redeemed will be the nearest dollar amount necessary to cover the deficit.
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HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
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    The amount of the redemption will be the lesser of the total value of Series shares held in your securities account or the deficit in your securities account. A deficit in your Advantage Account may result from activity arising under the program, such as debit balances incurred by the use of the Visa-Registered Trademark- Account, including Visa purchases, cash advances and Visa Account checks. Your account will be automatically scanned for deficits each day and, if there is insufficient cash in your account, we will redeem an appropriate number of shares of the Series to satisfy any remaining deficit. You are entitled to any dividends declared on the redeemed shares through the day before the redemption is made. Dividends declared on the redemption date will be retained by Prudential Securities, which has advanced monies to satisfy deficits in your account.
    Redemptions are automatically made by Prudential Securities, to the nearest dollar, on each day to satisfy deficits from securities transactions or to honor your redemption requests.

AUTOMATIC REDEMPTION FOR THE COMMAND PROGRAM OR THE BUSINESSEDGE PROGRAM If you participate in the COMMAND Program or the BusinessEdge Program, your Series shares will be automatically redeemed to cover any deficit in your account. The amount of the redemption will be the nearest dollar amount necessary to cover the deficit.
    The amount of the redemption will be the lesser of the total value of Series shares held in your account or the deficit in your account. A deficit in your COMMAND Program account or BusinessEdge Program account may result from activity arising under the Program, such as debit balances incurred by the use of the Visa-Registered Trademark- Gold Debit Card Account (for the COMMAND Program) or the BusinessEdge Visa-Registered Trademark- Debit Card Account (for the BusinessEdge Program), as well as ATM transactions, cash advances and Program account checks. Your account will be automatically scanned for deficits each day and, if there is insufficient cash in your account, we will redeem an appropriate number of shares of the Series to satisfy any remaining deficit. You are entitled to any dividends declared on the redeemed shares through the day before the redemption is made. Dividends declared on the redemption date will be retained by Prudential Securities or Pruco, as applicable, which has advanced monies to satisfy deficits in your account.
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24  MASSACHUSETTS MONEY MARKET SERIES                      [ICON] (800) 225-1852

HOW TO BUY, SELL AND
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------------------------------------------------

    Redemptions are automatically made, to the nearest dollar, on each day to satisfy account deficits or to honor your redemption requests.

MANUAL REDEMPTION FOR THE COMMAND PROGRAM OR THE BUSINESSEDGE PROGRAM If you participate in the COMMAND Program or the BusinessEdge Program, you may redeem your Series shares by submitting a written request to your Prudential Securities Financial Advisor or Pruco broker, as applicable. You should not send a manual redemption request to the Fund. If you do, we will forward the request to Prudential Securities or Pruco, as appropriate, which could delay your requested redemption.
    The proceeds from a manual redemption will immediately become a free cash balance in your Program account and will be automatically invested in the money market mutual fund that you selected as the "Primary Fund" for cash sweeps in your account. Both the COMMAND Program and the BusinessEdge Program require that your written redemption request be signed by all persons in whose name Series shares are registered, exactly as they appear on your Program account client statement. In certain situations, additional documents such as trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority may be required.
    Under the COMMAND Program, Prudential Securities has the right to terminate your Program account at any time for any reason. Likewise, under the BusinessEdge Program, Prudential Securities or Pruco, as applicable, has the right to terminate your Program account at any time for any reason. If a Program account is terminated, all shares of the Series held in the account will be redeemed.

HOW TO EXCHANGE YOUR SHARES
You can exchange your shares of the Series for shares in certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements of such other Prudential mutual fund. You can exchange shares of the Series for Class A shares of another Prudential mutual fund, but you can't exchange Series shares for Class B, Class C or Class Z shares, except that shares purchased prior to January 22, 1990 that are subject to a contingent deferred sales charge can be exchanged for Class B shares.
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

    If you hold shares through a broker, you must exchange shares through your broker. Otherwise, contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

    When you exchange shares of the Series for Class A shares of any other Prudential mutual fund, you will be subject to any sales charge that may be imposed by such other Prudential mutual fund. The sales charge is imposed at the time of your exchange.

FREQUENT TRADING
Frequent trading of Series shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Series' investments. When market timing occurs, the Series may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Series' performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Series will have to invest. When in our opinion such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Series by any person, group or commonly controlled accounts. The Fund may notify a market timer of rejection of an exchange purchase order after the day the order is placed. If the Fund allows a market timer to trade Series shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.
-------------------------------------------------------------------
26  MASSACHUSETTS MONEY MARKET SERIES                      [ICON] (800) 225-1852

FINANCIAL HIGHLIGHTS
-------------------------------------

The financial highlights will help you evaluate the Series' financial performance. The TOTAL RETURN in the chart represents the rate that a shareholder earned on an investment in the Series, assuming reinvestment of all dividends and other distributions. The information is for shares of the Series for the periods indicated.
    Review this chart with the financial statements which appear in the SAI. Additional performance information is contained in the annual report, which you can receive at no charge.
    The financial highlights for the three fiscal years ended August 31, 1999
were audited by                      LLP, independent accountants, and the
financial highlights for the two years ended August 31, 1996 were audited by other independent auditors, whose reports were unqualified.

SERIES SHARES (FISCAL YEAR ENDED 8-31)

------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE               1999           1998           1997           1996           1995
------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR            --               $1.00          $1.00          $1.00          $1.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income and net realized
  gains                                        --                 .03         .03(2)         .03(2)         .03(2)
 Dividends and distributions to
  shareholders                                (--)               (.03)          (.03)          (.03)          (.03)
 NET ASSET VALUE, END OF YEAR                  --               $1.00          $1.00          $1.00          $1.00
 TOTAL RETURN(1)                               --               2.77%          3.08%          3.12%          3.10%
---------------------------------------
------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                      1999           1998           1997           1996           1995
------------------------------------------------------------------------------------------------------------------
----------------------------------------
 NET ASSETS, END OF YEAR (000)                $--             $62,460        $53,441        $50,511        $56,822
 AVERAGE NET ASSETS (000)                     $--             $55,540        $53,078        $54,689        $42,919
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution fee         --%               .840%       .540%(2)       .554%(2)       .627%(2)
 Expenses, excluding distribution fee         --%               .715%       .415%(2)       .429%(2)       .502%(2)
 Net investment income                        --%               2.73%       3.04%(2)       3.08%(2)       3.14%(2)
 Portfolio turnover                            --                  --             --             --             --
---------------------------------------

1                       TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER
                        DISTRIBUTIONS. IT IS CALCULATED ASSUMING SHARES ARE
                        PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH
                        PERIOD REPORTED.
2                       NET OF EXPENSE SUBSIDY AND/OR MANAGEMENT FEE WAIVER.

--------------------------------------------------------------------------------

THE PRUDENTIAL MUTUAL FUND FAMILY
-------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or dealer or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
PRUDENTIAL DISTRESSED SECURITIES FUND, INC.
PRUDENTIAL EMERGING GROWTH FUND, INC.
PRUDENTIAL EQUITY FUND, INC.
PRUDENTIAL EQUITY INCOME FUND
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL SMALL-CAP INDEX FUND
  PRUDENTIAL STOCK INDEX FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL JENNISON GROWTH FUND
  PRUDENTIAL JENNISON GROWTH & INCOME FUND
PRUDENTIAL MID-CAP VALUE FUND
PRUDENTIAL REAL ESTATE SECURITIES FUND
PRUDENTIAL SECTOR FUNDS, INC.
  PRUDENTIAL FINANCIAL SERVICES FUND
  PRUDENTIAL HEALTH SCIENCES FUND
  PRUDENTIAL TECHNOLOGY FUND
  PRUDENTIAL UTILITY FUND
PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
PRUDENTIAL SMALL COMPANY VALUE FUND, INC.
PRUDENTIAL TAX-MANAGED EQUITY FUND
PRUDENTIAL 20/20 FOCUS FUND
NICHOLAS-APPLEGATE FUND, INC.
  NICHOLAS-APPLEGATE GROWTH EQUITY FUND
TARGET FUNDS
  LARGE CAPITALIZATION GROWTH FUND
  LARGE CAPITALIZATION VALUE FUND
  SMALL CAPITALIZATION GROWTH FUND
  SMALL CAPITALIZATION VALUE FUND
ASSET ALLOCATION/BALANCED FUNDS
PRUDENTIAL BALANCED FUND
PRUDENTIAL DIVERSIFIED FUNDS
  CONSERVATIVE GROWTH FUND
  MODERATE GROWTH FUND
  HIGH GROWTH FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL ACTIVE BALANCED FUND
GLOBAL FUNDS
GLOBAL STOCK FUNDS
PRUDENTIAL DEVELOPING MARKETS FUND
  PRUDENTIAL DEVELOPING MARKETS EQUITY FUND
  PRUDENTIAL LATIN AMERICA EQUITY FUND
PRUDENTIAL EUROPE GROWTH FUND, INC.
PRUDENTIAL GLOBAL GENESIS FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL EUROPE INDEX FUND
  PRUDENTIAL PACIFIC INDEX FUND
PRUDENTIAL NATURAL RESOURCES FUND, INC.
PRUDENTIAL PACIFIC GROWTH FUND, INC.
PRUDENTIAL WORLD FUND, INC.
  GLOBAL SERIES
  INTERNATIONAL STOCK SERIES
GLOBAL UTILITY FUND, INC.
TARGET FUNDS
  INTERNATIONAL EQUITY FUND

-------------------------------------------------------------------
28  MASSACHUSETTS MONEY MARKET SERIES                      [ICON] (800) 225-1852

THE PRUDENTIAL MUTUAL FUND FAMILY
-------------------------------------

GLOBAL BOND FUNDS
PRUDENTIAL GLOBAL LIMITED MATURITY FUND, INC.
  LIMITED MATURITY PORTFOLIO
PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
PRUDENTIAL INTERMEDIATE GLOBAL
  INCOME FUND, INC.
PRUDENTIAL INTERNATIONAL BOND FUND, INC.
BOND FUNDS
TAXABLE BOND FUNDS
PRUDENTIAL DIVERSIFIED BOND FUND, INC.
PRUDENTIAL GOVERNMENT INCOME FUND, INC.
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  SHORT-INTERMEDIATE TERM SERIES
PRUDENTIAL HIGH YIELD FUND, INC.
PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL BOND MARKET INDEX FUND
PRUDENTIAL STRUCTURED MATURITY FUND, INC.
  INCOME PORTFOLIO
TARGET FUNDS
  TOTAL RETURN BOND FUND
TAX-EXEMPT BOND FUNDS
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA SERIES
  CALIFORNIA INCOME SERIES
PRUDENTIAL MUNICIPAL BOND FUND
  HIGH INCOME SERIES
  INSURED SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  FLORIDA SERIES
  MASSACHUSETTS SERIES
  NEW JERSEY SERIES
  NEW YORK SERIES
  NORTH CAROLINA SERIES
  OHIO SERIES
  PENNSYLVANIA SERIES
PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
CASH ACCUMULATION TRUST
  LIQUID ASSETS FUND
  NATIONAL MONEY MARKET FUND
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  MONEY MARKET SERIES
  U.S. TREASURY MONEY MARKET SERIES
PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
  MONEY MARKET SERIES
PRUDENTIAL MONEYMART ASSETS, INC.
TAX-FREE MONEY MARKET FUNDS
PRUDENTIAL TAX-FREE MONEY FUND, INC.
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA MONEY MARKET SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  CONNECTICUT MONEY MARKET SERIES
  MASSACHUSETTS MONEY MARKET SERIES
  NEW JERSEY MONEY MARKET SERIES
  NEW YORK MONEY MARKET SERIES
COMMAND FUNDS
COMMAND MONEY FUND
COMMAND GOVERNMENT FUND
COMMAND TAX-FREE FUND
INSTITUTIONAL MONEY MARKET FUNDS
PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.
  INSTITUTIONAL MONEY MARKET SERIES

--------------------------------------------------------------------------------

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 15005
NEW BRUNSWICK, NJ 08906-5005
(800) 225-1852
(732) 417-7555
  (if calling from outside the U.S.)

--------------------------------
Outside Brokers Should Contact:
PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC
P.O. BOX 15035
NEW BRUNSWICK, NJ 08906-5035
(800) 778-8769

------------------------------------
Visit Prudential's Web Site At:
http://www.prudential.com

--------------------------------
Additional information about the Fund can be obtained without charge and can be found in the following documents:

-- Statement of Additional Information (SAI) (incorporated by reference into this prospectus)

--    Annual Report

--    Semi-Annual Report

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-6009
  (The SEC charges a fee to copy documents.)

In Person:
Public Reference Room in
Washington, DC
  (For hours of operation, call 1(800) SEC-0330)

Via the Internet:
http://www.sec.gov

--------------------------------
CUSIP Number: 74435M-63-0

Investment Company Act File No:

811-4023

                                               [ICON] Printed on Recycled Paper

TYPE OF FUND:
-------------------------------------
Tax-exempt bond

INVESTMENT OBJECTIVE:
-------------------------------------
Maximize current income that is exempt from New
Jersey state and federal income taxes consistent with the preservation of capital

                                     [LOGO]

PRUDENTIAL
MUNICIPAL
SERIES FUND

---------------------------------------------------------------
NEW JERSEY SERIES
PROSPECTUS: DECEMBER   , 1999

As with all mutual funds, the
Securities and Exchange Commission has
not approved or disapproved the
Series' shares, nor has the SEC
determined that this prospectus is
complete or accurate. It is a criminal
offense to state otherwise.                        [LOGO]

TABLE OF CONTENTS
-------------------------------------

1       RISK/RETURN SUMMARY
1       Investment Objective and Principal Strategies
1       Principal Risks
3       Evaluating Performance
5       Fees and Expenses

7       HOW THE SERIES INVESTS
7       Investment Objective and Policies
9       Other Investments and Strategies
11      Investment Risks

16      HOW THE SERIES IS MANAGED
16      Board of Trustees
16      Manager
16      Investment Adviser
18      Distributor
18      Year 2000 Readiness Disclosure

20      SERIES DISTRIBUTIONS AND TAX ISSUES
20      Distributions
21      Tax Issues
22      If You Sell or Exchange Your Shares

23      HOW TO BUY, SELL AND EXCHANGE SHARES OF THE SERIES
23      How to Buy Shares
31      How to Sell Your Shares
34      How to Exchange Your Shares

36      FINANCIAL HIGHLIGHTS
37      Class A Shares
38      Class B Shares
39      Class C Shares
40      Class Z Shares

42      THE PRUDENTIAL MUTUAL FUND FAMILY

A-1     APPENDIX A: DESCRIPTION OF SECURITY RATINGS

        FOR MORE INFORMATION (Back Cover)

-------------------------------------------------------------------
NEW JERSEY SERIES                             [ICON] (800) 225-1852

RISK/RETURN SUMMARY
-------------------------------------

This section highlights key information about the NEW JERSEY SERIES (the Series) of the PRUDENTIAL MUNICIPAL SERIES FUND (the Fund). Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Our investment objective is to maximize CURRENT INCOME that is EXEMPT FROM NEW JERSEY STATE AND FEDERAL INCOME TAXES, consistent with the PRESERVATION OF CAPITAL. This means we invest primarily in New Jersey state and municipal bonds, which are debt obligations or fixed income securities, including notes, commercial paper and other securities, as well as obligations of other issuers that pay interest income that is exempt from those taxes (collectively called "New Jersey obligations"). In conjunction with our investment objective, we may invest in debt obligations with the potential for capital gain.
    To achieve our objective, we normally invest at least 80% of the Series' total assets in New Jersey obligations. We normally invest at least 70% of the Series' total assets in "investment grade" debt obligations, which are debt obligations rated at least BBB by Standard & Poor's Ratings Group (S&P), Baa by Moody's Investors Service (Moody's), or comparably rated by another major rating service, and unrated debt obligations that we believe are comparable in quality. However, we may invest up to 30% of the Series' assets in "non-investment grade" or HIGH YIELD DEBT OBLIGATIONS, commonly known as "JUNK BONDS". The Series may invest in municipal bonds the interest and/or principal payments on which are insured by the bond issuers or other parties. The Series may also invest in certain municipal bonds the interest on which is subject to the federal alternative minimum tax (AMT). The dollar-weighted average maturity of the Series will normally be between 10 and 20 years.
    While we make every effort to achieve our objective, we can't guarantee success.

PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. The securities in which the Series invests are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due, as well as the risk that the securities may lose value because interest rates change or because there is a lack of confidence in the issuer. Bonds with
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

longer maturity dates typically produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates than bonds with shorter maturity dates. The Series invests in non-investment grade securities--also known as "junk bonds"--which have a higher risk of default and tend to be less liquid than higher-rated securities. Therefore, an investment in the Series may not be appropriate for short-term investing.
    The Series may purchase insured municipal bonds to reduce credit risks. Although insurance coverage reduces credit risks by providing that the insurer will make timely payment of interest and/or principal, it does not provide protection against the market fluctuations of insured bonds or fluctuations in the price of the shares of the Series. An insured municipal bond fluctuates in value largely based on factors relating to the insurer's creditworthiness or ability to satisfy its obligations.
    Bond prices and the Series' net asset value generally move in opposite directions from interest rates--if interest rates go up, the prices of the bonds in the Series' portfolio may fall because the bonds the Series holds won't, as a rule, pay as well as the newer bonds issued. Bonds that are issued when interest rates are high generally increase in value when interest rates fall.
    Municipal bonds may be subject to the risk that the borrower may not set aside funds to make the bond or lease payments.
    Because the Series will concentrate its investments in New Jersey obligations, the Series is more susceptible to economic, political and other developments that may adversely affect issuers of New Jersey obligations than a municipal bond fund that is not as geographically concentrated. For more information on the risks of investing in New Jersey obligations, see "Description of the Fund, Its Investments and Risks" in the Statement of Additional Information.
    Like any mutual fund, an investment in the Series could lose value, and you could lose money. For more information about the risks associated with the Series, see "How the Series Invests--Investment Risks."
    An investment in the Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency.
-------------------------------------------------------------------
2  NEW JERSEY SERIES                                       [ICON] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

EVALUATING PERFORMANCE
A number of factors--including risk--can affect how the Series performs. The following bar chart and table show the Series' performance for each full calendar year of operation for the last 10 years. The bar chart and table demonstrate the risk of investing in the Series by showing how returns can change from year to year and by showing how the Series' average annual total returns compare with a bond index and a group of similar mutual funds. Past performance does not mean that the Series will achieve similar results in the future.
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

ANNUAL RETURNS*--(CLASS B SHARES)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
BEST QUARTER:   -% (- quarter of -)
WORST QUARTER:  -% (- quarter of -)

* THESE ANNUAL RETURNS DO NOT INCLUDE SALES CHARGES. IF THE SALES CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. WITHOUT THE DISTRIBUTION AND SERVICE (12B-1) FEE WAIVER, THE ANNUAL RETURNS WOULD HAVE BEEN LOWER, TOO. THE TOTAL RETURN OF THE CLASS B SHARES FROM 1-1-99 TO 9-30-99
  WAS   %.

AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-98)

--------------------------------------------------------------------------------------------
                              1 YR         5 YRS         10 YRS          SINCE INCEPTION
--------------------------------------------------------------------------------------------
  Class A shares                  %             %           N/A            %  (since 1-22-90)
  Class B shares                  %             %             %            %  (since 9-13-84)
  Class C shares                  %           N/A           N/A            %  (since  8-1-94)
  Class Z shares                  %           N/A           N/A            %  (since 12-6-96)
  Muni Bond Index(2)              %             %             %       N/A
  Lipper Average(3)               %             %             %       N/A

1                       THE SERIES' RETURNS ARE AFTER DEDUCTION OF SALES CHARGES AND
                        EXPENSES.
2                       THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (MUNI BOND INDEX)
                        IS AN UNMANAGED INDEX OF OVER 21,000 MUNICIPAL BONDS WHICH
                        ARE GENERALLY REPRESENTATIVE OF THE LONG-TERM INVESTMENT
                        GRADE MUNICIPAL BOND MARKET. THESE RETURNS DO NOT INCLUDE
                        THE EFFECT OF ANY SALES CHARGES. THESE RETURNS WOULD BE
                        LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES. THE MUNI
                        BOND INDEX SINCE INCEPTION RETURNS ARE  % FOR CLASS A,  %
                        FOR CLASS B,  % FOR CLASS C AND  % FOR CLASS Z SHARES.
                        SOURCE: LEHMAN BROS.
3                       THE LIPPER NEW JERSEY MUNICIPAL DEBT FUNDS CATEGORY IS BASED
                        ON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THIS CATEGORY
                        AND DOES NOT INCLUDE THE EFFECT OF ANY SALES CHARGES. AGAIN,
                        THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF
                        SALES CHARGES. THE LIPPER RETURNS SINCE THE INCEPTION OF
                        EACH CLASS ARE  % FOR CLASS A,  % FOR CLASS B,  % FOR CLASS
                        C AND  % FOR CLASS Z SHARES. SOURCE: LIPPER, INC.

-------------------------------------------------------------------
4  NEW JERSEY SERIES                                       [ICON] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

FEES AND EXPENSES
These tables show the sales charges, fees, and expenses that you may pay if you buy and hold shares of each share class of the Series--Class A, B, C, and Z. Each share class has different sales charges--known as loads--and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Series."

SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

------------------------------------------------------------------------------------------
                                                 CLASS A    CLASS B    CLASS C    CLASS Z
------------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on
   purchases (as a percentage of offering             3%       None         1%       None
   price)
  Maximum deferred sales charge (load) (as a
   percentage of the lower of original purchase
   price or sale proceeds)                          None         5%(2)      1%(3)    None
  Maximum sales charge (load) imposed on
   reinvested dividends and other distributions     None       None       None       None
  Redemption fees                                   None       None       None       None
  Exchange fee                                      None       None       None       None

ANNUAL SERIES OPERATING EXPENSES (DEDUCTED FROM SERIES ASSETS)

------------------------------------------------------------------------------------------
                                                 CLASS A    CLASS B    CLASS C    CLASS Z
------------------------------------------------------------------------------------------
  Management fees                                   .50%       .50%       .50%       .50%
  + Distribution (12b-1) and service fees(4)        .30%(4)    .50%    1.00%(4)      None
  + Other expenses                                     %          %          %          %
  = Total annual Series operating expenses(4)          %          %          %          %
  - Fee waiver or expense reimbursement(4)          .05%          %       .25%          %
  = NET ANNUAL SERIES OPERATING EXPENSES               %          %          %          %

1                       YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR
                        PURCHASES AND SALES OF SHARES.
2                       THE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B
                        SHARES DECREASES BY 1% ANNUALLY TO 1% IN THE FIFTH AND SIXTH
                        YEARS AND 0% IN THE SEVENTH YEAR. CLASS B SHARES CONVERT TO
                        CLASS A SHARES APPROXIMATELY SEVEN YEARS AFTER PURCHASE.
3                       THE CDSC FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN
                        18 MONTHS OF PURCHASE.
4                       FOR THE FISCAL YEAR ENDING AUGUST 31, 2000, THE DISTRIBUTOR
                        OF THE SERIES HAS CONTRACTUALLY AGREED TO REDUCE ITS
                        DISTRIBUTION AND SERVICE FEES FOR CLASS A AND CLASS C SHARES
                        TO .25 OF 1% AND .75 OF 1% OF THE AVERAGE DAILY NET ASSETS
                        OF THE CLASS A AND CLASS C SHARES, RESPECTIVELY.

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

EXAMPLE
This example will help you compare the fees and expenses of the Series' different share classes and the cost of investing in the Series with the cost of investing in other mutual funds.
    The example assumes that you invest $10,000 in the Series for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A and Class C shares during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

---------------------------------------------------------------------------------------------
                                                   1 YR       3 YRS       5 YRS       10 YRS
---------------------------------------------------------------------------------------------
  Class A shares                                        $           $           $           $
  Class B shares                                        $           $           $           $
  Class C shares                                        $           $           $           $
  Class Z shares                                        $           $           $           $

You would pay the following expenses on the same investment if you did not sell your shares:

-----------------------------------------------------------------------------------------------
                                                     1 YR       3 YRS       5 YRS       10 YRS
-----------------------------------------------------------------------------------------------
  Class A shares                                          $           $           $           $
  Class B shares                                          $           $           $           $
  Class C shares                                          $           $           $           $
  Class Z shares                                          $           $           $           $

-------------------------------------------------------------------
6  NEW JERSEY SERIES                                       [ICON] (800) 225-1852

HOW THE SERIES INVESTS
-------------------------------------

INVESTMENT OBJECTIVE AND POLICIES
The Series' investment objective is to maximize CURRENT INCOME that is EXEMPT FROM NEW JERSEY STATE AND FEDERAL INCOME TAXES consistent with the PRESERVATION OF CAPITAL. In conjunction with its investment objective, the Series may invest in debt securities with the potential for capital gain. While we make every effort to achieve our objective, we can't guarantee success.
    To achieve the Series' objective, we invest primarily in NEW JERSEY OBLIGATIONS, including New Jersey state and municipal bonds as well as obligations of other issuers (such as issuers located in Puerto Rico, the Virgin Islands and Guam) that pay interest income that is exempt from New Jersey state and federal income taxes. We normally invest so that at least 80% of its total assets will be invested in New Jersey obligations. The Series, however, may hold private activity bonds, which are municipal bonds the interest on which is subject to the federal alternative minimum tax (AMT).
    Municipal bonds include GENERAL OBLIGATION BONDS and REVENUE BONDS. General obligation bonds are obligations supported by the credit of an issuer that has the power to tax and are payable from that issuer's general revenues and not from any specific source. Revenue bonds, on the other hand, are payable from revenues from a particular source.
    We normally invest at least 70% of the Series' assets in "investment grade" obligations, which are obligations rated at least BBB by S&P, Baa by Moody's, or comparably rated by another major rating service, and unrated debt obligations that we believe are comparable in quality. We may also invest in insured municipal bonds. However, we may invest up to 30% of the Series' assets in HIGH YIELD OBLIGATIONS ("JUNK BONDS"). A rating is an assessment of the likelihood of timely repayment of interest and principal (with respect to a municipal bond) or claims (with respect to an insurer of a municipal bond) and can be useful when comparing different municipal bonds. These ratings are not a guarantee of quality. The opinions of the rating agencies do not reflect market risk and they may at times lag behind the current financial conditions of the issuer or insurer. An investor can

-------------------------------------------------------------------
States and municipalities issue bonds in order to borrow money to finance a project. You can think of bonds as loans that investors make to the state, local government or other issuer. The government gets the cash needed to complete the project and investors earn income on their investment.
-------------------------------------------------------------------
--------------------------------------------------------------------------------

HOW THE SERIES INVESTS
------------------------------------------------

evaluate the expected likelihood of debt repayment by an issuer by looking at its ratings as compared to another similar issuer.
    During the year ended August 31, 1999, the monthly dollar-weighted average ratings of the debt obligations held by the Series, expressed as a percentage of the Series' total assets, were as follows:

---------------------------------------------------------------------------------
                                                                 PERCENTAGES OF
RATINGS                                                        TOTAL INVESTMENTS
---------------------------------------------------------------------------------
  AAA/Aaa                                                                     xx%
  AA/Aa                                                                       xx%
  A/A                                                                         xx%
  BBB/Baa                                                                     xx%
  BB/Ba                                                                       xx%

    In determining which securities to buy and sell, the investment adviser will consider, among other things, yield, maturity, issue, quality characteristics and expectations regarding economic and political developments, including movements in interest rates and demand for municipal bonds. The investment adviser will seek to anticipate interest rate movements and will purchase and sell municipal bonds accordingly. The investment adviser will also consider the claims-paying ability with respect to insurers of municipal bonds. The investment adviser will also seek to take advantage of differentials in yields with respect to securities with similar credit ratings and maturities, but which vary according to the purpose for which they were issued. The investment adviser will also seek to take advantage of differentials in yields with respect to securities issued for similar purposes with similar maturities, but which vary according to ratings.
    The dollar-weighted average maturity of the obligations held by the Series generally ranges between 10 and 20 years.
    For more information, see "Investment Risks" and the Statement of Additional Information, "Description of the Fund, Its Investment and Risks." The Statement of Additional Information--which we refer to as the "SAI"--contains additional information about the Series. To obtain a copy, see the back cover page of this prospectus.
    The Series' investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of the Prudential Municipal Series Fund can change investment policies that are not fundamental.
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8  NEW JERSEY SERIES                                       [ICON] (800) 225-1852

HOW THE SERIES INVESTS
------------------------------------------------

OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies, we may also make the following investments to try to increase the Series' returns or protect its assets if market conditions warrant.

MUNICIPAL LEASE OBLIGATIONS
The Series may invest in MUNICIPAL LEASE OBLIGATIONS. The interest and principal on municipal lease obligations are paid out of lease payments made by the party leasing the equipment or facilities that were acquired or built with the bonds. Typically, municipal lease obligations are issued by states or financing authorities to provide money for construction projects such as schools, offices or stadiums. The entity that leases the building or facility would be responsible for paying the interest and principal on the obligation.

MUNICIPAL ASSET-BACKED SECURITIES
The Series may invest in MUNICIPAL ASSET-BACKED SECURITIES. A municipal asset-backed security is a type of pass-through instrument that pays interest which is eligible for exclusion from federal income taxation based upon the income from an underlying pool of municipal bonds.

FLOATING RATE BONDS, VARIABLE RATE BONDS, INVERSE FLOATERS AND
SECONDARY INVERSE FLOATERS
The Series may invest in floating rate bonds, variable rate bonds, inverse floaters and secondary inverse floaters. FLOATING RATE BONDS are municipal bonds that have an interest rate that is set as a specific percentage of a designated rate, such as the rate on Treasury bonds or the prime rate at major commercial banks. The interest rate on floating rate bonds changes when there is a change in the designated rate. VARIABLE RATE BONDS are municipal bonds that have an interest rate that is adjusted, based on the market rate at a specified period. They generally allow the Series to demand payment of the bond on short notice for an amount that may be more or less than the amount paid. INVERSE FLOATERS are municipal bonds with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. SECONDARY INVERSE FLOATERS are municipal asset-backed securities with a floating or variable interest rate that moves in the opposite direction of the interest rate
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HOW THE SERIES INVESTS
------------------------------------------------

or another security or the value of an index.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES
The Series may purchase municipal bonds on a "WHEN-ISSUED" or "DELAYED-DELIVERY" basis, without limit. When the Series makes this type of purchase, the price and rate are fixed at the time of purchase, but delivery and payment for the bonds take place at a later time. The Series does not earn interest income until the date the bonds are delivered.

REPURCHASE AGREEMENTS
The Series may use REPURCHASE AGREEMENTS where a party agrees to sell a security to the Series and then repurchase it at an agreed-upon price at a stated time. A repurchase agreement is like a loan by the Series to the other party which creates a fixed return for the Series.

LIQUIDITY PUTS
The Series may purchase and exercise PUTS on municipal bonds without limit. Puts give the Series the right to sell securities at a specified price and date. Puts may be acquired to reduce the risk of the securities subject to the puts, but puts may involve additional costs to the Series, which could reduce the Series' return.

TEMPORARY DEFENSIVE STRATEGY
For temporary defensive purposes, the Series may hold up to 100% of its assets in cash or investment-grade bonds, including bonds that are not exempt from state, local and federal income taxation. Investing heavily in these securities can limit our ability to achieve the Series' objective, but can help to preserve the Series' assets.

DERIVATIVE STRATEGIES
We may use various derivative strategies to try to improve the Series' returns or protect its assets, although we cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Series will not lose money. Derivatives--such as FUTURES CONTRACTS, OPTIONS, OPTIONS ON FUTURES AND INTEREST RATE SWAPS--involve costs and can be volatile. A futures contract is an agreement to buy
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10  NEW JERSEY SERIES                                      [ICON] (800) 225-1852

HOW THE SERIES INVESTS
------------------------------------------------

or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. An option is the right to buy or sell securities or, in the case of an option on a futures contract, the right to buy or sell a futures contract in exchange for a premium. An interest rate swap is a transaction in which the Series and another party "trade" income streams. The swap is done to preserve a return or spread on a particular investment or portion of the Series or to protect against any increase in the price of securities the Series anticipates purchasing at a later date.
    With derivatives, the investment adviser tries to predict if the underlying investment, whether a security, market index, currency, interest rate or some other benchmark, will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Series' overall investment objective. Any derivatives we may use may not match the Series' underlying holdings. For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks--Hedging Strategies."

ADDITIONAL STRATEGIES
The Series also follows certain policies when it: BORROWS MONEY (the Series can borrow up to 33 1/3% of the value of its total assets); and HOLDS ILLIQUID SECURITIES (the Series may hold up to 15% of its net assets in illiquid securities, including certain securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than 7 days). The Series is subject to certain investment restrictions that are fundamental policies and cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

INVESTMENT RISKS
As noted, all investments involve risk, and investing in the Series is no exception. Since the Series' holdings can vary significantly from broad market indexes, performance of the Series can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Series' principal investments and certain of the Series' non-principal investments and strategies. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.
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HOW THE SERIES INVESTS
------------------------------------------------

INVESTMENT TYPE

------------------------------------------------------------------------------------
% OF SERIES' TOTAL ASSETS             RISKS                    POTENTIAL REWARDS
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
  MUNICIPAL BONDS           -- Concentration               -- Tax-exempt interest
                                 risk--the risk that           income, except with
  AT LEAST 80%                  bonds may lose value           respect to certain
                                because of political,          bonds, such as
                                economic or other              private activity
                                events affecting               bonds, which are
                                issuers of New Jersey          subject to the
                                obligations                    federal alternative
                            -- Credit risk--the risk           minimum tax (AMT)
                                that the borrower          -- If interest rates
                                can't pay back the              decline, long-term
                                money borrowed or              yields should be
                                make interest                  higher than money
                                payments (lower for            market yields
                                insured and
                                higher-rated bonds)
                            -- Market risk--the risk
                                that bonds will lose
                                value in the market
                                because interest
                                rates change or there
                                is a lack of
                                confidence in the
                                borrower
                            -- Illiquidity risk--the
                                 risk that it may be
                                difficult to value
                                precisely and sell at
                                time or price desired
                            -- Nonappropriation
                                 risk--the risk that
                                the municipality may
                                not include the bond
                                obligations in future
                                budgets
                            -- Tax risk--the risk
                                 that federal, state
                                or local income tax
                                rates may decrease,
                                which could decrease
                                demand for municipal
                                bonds, or that a
                                change in law may
                                limit or eliminate
                                exemption of interest
                                on municipal bonds
                                from such taxes
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12  NEW JERSEY SERIES                                      [ICON] (800) 225-1852

HOW THE SERIES INVESTS
------------------------------------------------

INVESTMENT TYPE (CONT'D)

------------------------------------------------------------------------------------
% OF SERIES' TOTAL ASSETS             RISKS                    POTENTIAL REWARDS
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
  HIGH-YIELD DEBT           -- Higher market risk          -- May offer higher
  OBLIGATIONS                    than higher-grade             interest income than
  (JUNK BONDS)                  municipal bonds                higher-grade bonds
                            -- Higher credit risk
  UP TO 30%                      than higher-grade
                                municipal bonds (more
                                sensitive to economic
                                downturns)
                            -- Certain high-yield
                                bonds may be more
                                illiquid (harder to
                                value and sell), in
                                which case valuation
                                would depend more on
                                investment adviser's
                                judgment than is
                                generally the case
                                with higher-rated
                                bonds
                            -- Tax risk
------------------------------------------------------------------------------------
  MUNICIPAL LEASE           -- Concentration risk          -- Tax-exempt interest
  OBLIGATIONS               -- Credit risk                     income, except with
                            -- Market risk                     respect to certain
  PERCENTAGE VARIES         -- Illiquidity risk                bonds, such as
                            -- Nonappropriation risk           private activity
                            -- Tax risk                        bonds, which are
                                                               subject to the AMT
                                                           -- If interest rates
                                                                decline, long-term
                                                               yields should be
                                                               higher than money
                                                               market yields
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HOW THE SERIES INVESTS
------------------------------------------------

INVESTMENT TYPE (CONT'D)

------------------------------------------------------------------------------------
% OF SERIES' TOTAL ASSETS             RISKS                    POTENTIAL REWARDS
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
  MUNICIPAL ASSET-BACKED    -- Prepayment risk--the        -- Regular interest
  SECURITIES                    risk that the                   income
                                underlying bonds may       -- Pass-through
  PERCENTAGE VARIES             be prepaid, partially          instruments provide
                                or completely,                 greater
                                generally during               diversification than
                                periods of falling             direct ownership of
                                interest rates, which          municipal bonds
                                could adversely
                                effect yield to
                                maturity and could
                                require the Series to
                                reinvest in lower
                                yielding bonds
                            -- Credit risk--the risk
                                that the underlying
                                municipal bonds will
                                not be paid by
                                issuers or by credit
                                insurers or
                                guarantors of such
                                instruments. Some
                                municipal
                                asset-backed
                                securities are
                                unsecured or secured
                                by lower-rated
                                insurers or
                                guarantors and thus
                                may involve greater
                                risk
                            -- Market risk
                            -- Tax risk
------------------------------------------------------------------------------------
  VARIABLE/FLOATING RATE    -- Value lags value of         -- May offer protection
  SECURITIES                    fixed-rate securities          against interest rate
                                when interest rates            changes
  PERCENTAGE VARIES             change
------------------------------------------------------------------------------------
  INVERSE FLOATERS/         -- High market risk--risk      -- Income generally will
  SECONDARY INVERSE             that inverse floaters          increase when
  FLOATERS                      will fluctuate in              interest rates
                                value more                     decrease
  PERCENTAGE VARIES             dramatically than
                                other debt securities
                                when interest rates
                                change
                            -- Credit risk
                            -- Illiquidity risk
                            -- Secondary inverse
                                floaters are subject
                                to additional risks
                                of municipal
                                asset-backed
                                securities
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14  NEW JERSEY SERIES                                      [ICON] (800) 225-1852

HOW THE SERIES INVESTS
------------------------------------------------

INVESTMENT TYPE (CONT'D)

------------------------------------------------------------------------------------
% OF SERIES' TOTAL ASSETS             RISKS                    POTENTIAL REWARDS
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
  DERIVATIVES               -- Derivatives such as         -- The Series could make
                                futures and options            money and protect
  PERCENTAGE VARIES             may not fully offset           against losses if the
                                the underlying                 investment analysis
                                positions and this             proves correct
                                could result in            -- One way to manage the
                                losses to the Series           Series' risk/return
                                that would not have            balance is to lock in
                                otherwise occurred             the value of an
                            -- Derivatives used for            investment ahead of
                                 risk management may           time
                                not have the intended      -- Derivatives that
                                effects and may                 involve leverage
                                result in losses or            could generate
                                missed opportunities           substantial gains or
                            -- The other party to a            low costs
                                derivatives contract
                                could default
                            -- Derivatives that
                                 involve leverage
                                (borrowing for
                                investment) could
                                magnify losses
                            -- Certain types of
                                derivatives involve
                                costs to the Series
                                which can reduce
                                returns
------------------------------------------------------------------------------------
  WHEN-ISSUED AND           -- May magnify underlying      -- May magnify underlying
  DELAYED-DELIVERY              investment losses              investment gains
  SECURITIES                -- Investment costs may
                                exceed potential
  PERCENTAGE VARIES             underlying investment
                                gains
------------------------------------------------------------------------------------
  ILLIQUID SECURITIES       -- May be difficult to         -- May offer more
                                value precisely                attractive yield or
  UP TO 15% OF NET ASSETS   -- May be difficult to             potential for growth
                                 sell at the time or           than more widely
                                price desired                  traded securities
------------------------------------------------------------------------------------

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HOW THE SERIES IS MANAGED
-------------------------------------

BOARD OF TRUSTEES
The Fund's Board of Trustees oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

MANAGER
PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NEW JERSEY 07102-4077

    Under a management agreement with the Fund, PIFM manages the Series' investment operations and administers its business affairs. For the fiscal year ended August 31, 1999, the Series paid PIFM management fees of .50 of 1% of the Series' average net assets.
    PIFM and its predecessors have served as manager or administrator to
investment companies since 1987. As of              , 1999, PIFM served as the
Manager to all       of the Prudential Mutual Funds, and as Manager or
administrator to       closed-end investment companies, with aggregate assets of
approximately $      billion.

INVESTMENT ADVISER
The Prudential Investment Corporation, called Prudential Investments, is the Series' investment adviser. Its address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102. PIFM has responsibility for all investment advisory services, supervises Prudential Investments and reimburses Prudential Investments for its reasonable costs and expenses.
    Prudential Investments' Fixed Income Group manages more than $135 billion for Prudential's retail investors, institutional investors, and policyholders. Senior Managing Directors James J. Sullivan and Jack W. Gaston head the Group, which is organized into teams specializing in different market sectors. Top-down, broad investment decisions are made by the Fixed Income Policy Committee, whereas bottom-up security selection is made by the sector teams.
    Mr. Sullivan has overall responsibility for overseeing portfolio management and credit research. Prior to joining Prudential Investments in 1998, he was a managing director in Prudential's Capital Management Group,
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16  NEW JERSEY SERIES                                      [ICON] (800) 225-1852

HOW THE SERIES IS MANAGED
------------------------------------------------

where he oversaw portfolio management and credit research for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 16 years of experience in risk management, arbitrage trading, and corporate bond investing.
    Mr. Gaston has overall responsibility for overseeing quantitative research and risk management. Prior to this appointment in 1999, he was senior managing director of the Capital Management Group where he was responsible for the investment performance and risk management for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 20 years of experience in investment management, including extensive experience applying quantitative techniques to portfolio management.
    The Fixed Income Investment Policy Committee is comprised of key senior investment managers. Members include seven sector team leaders, the chief investment strategist, and the head of risk management. The Committee uses a top-down approach to investment strategy, asset allocation, and general risk management, identifying sectors in which to invest.
    The Municipal Bond Team, headed by Evan Lamp, is primarily responsible for overseeing the day-to-day management of the Series. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Series' investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.
    The following are the fixed income sector teams and the corresponding team
leaders: (Assets under management are as of        , 1999.)

                             MUNICIPAL BONDS

ASSETS UNDER MANAGEMENT: $  billion.

TEAM LEADER: Evan Lamp. GENERAL INVESTMENT EXPERIENCE: 7 years.

PORTFOLIO MANAGERS: 5. AVERAGE GENERAL INVESTMENT EXPERIENCE: 10 years, which includes team members with significant mutual fund experience.

SECTOR: City, state and local government securities.
--------------------------------------------------------------------------------

HOW THE SERIES IS MANAGED
------------------------------------------------

INVESTMENT APPROACH: Focus is on identifying spread, credit quality and liquidity trends to capitalize on changing opportunities in the municipal market. Ultimately, they seek the highest expected return with the least risk.

                             MONEY MARKETS

ASSETS UNDER MANAGEMENT: $   billion.

TEAM LEADER: Joseph Tully. GENERAL INVESTMENT EXPERIENCE: 16 years

PORTFOLIO MANAGERS: 8. AVERAGE GENERAL INVESTMENT EXPERIENCE: 12 years, which includes team members with significant mutual fund experience.

SECTOR: High-quality short-term securities, including both taxable and tax-exempt instruments.

INVESTMENT APPROACH: Focus is on safety of principal, liquidity and controlled risk.

DISTRIBUTOR
Prudential Investment Management Service LLC (PIMS) distributes the Series' shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans under Rule 12b-1 of the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Series' Class A, B, C, and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables.

YEAR 2000 READINESS DISCLOSURE
The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such an event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the
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18  NEW JERSEY SERIES                                      [ICON] (800) 225-1852

HOW THE SERIES IS MANAGED
------------------------------------------------

Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000. The Fund and its Board receive, and have received since early 1998, satisfactory quarterly reports from the principal service providers as to their preparations for year 2000 readiness, although there can be no assurance that the service providers (or other securities market participants) will successfully complete the necessary changes in a timely manner. Moreover, the Fund at this time has not considered retaining alternative service providers or directly undertaken efforts to achieve year 2000 readiness, the latter of which would involve substantial expenses without an assurance of success.
    Additionally, issuers of securities generally, as well as those purchased by the Series, may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/ or a specific issuer's performance and could result in a decline in the value of the securities held by the Series.
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SERIES DISTRIBUTIONS AND TAX ISSUES
-------------------------------------

Investors who buy shares of the Series should be aware of some important tax issues. For example, the Series pays DIVIDENDS of net investment income monthly, and distributes LONG-TERM CAPITAL GAINS, if any, at least annually. Dividends generally will be exempt from federal and New Jersey state income taxes. If, however, the Series invests in taxable obligations, it will pay dividends that are not exempt from these income taxes. Also, if you sell shares of the Series for a profit, you may have to pay capital gains taxes on the amount of your profit.
    The following briefly discusses some of the important state and federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS
The Series distributes DIVIDENDS of any net investment income to shareholders, typically every month. For example, if the Series owns a City XYZ bond and the bond pays interest, the Series will pay out a portion of this interest as a dividend to its shareholders, assuming the Series' income is more than its costs and expenses. These dividends generally will be EXEMPT FROM FEDERAL INCOME TAXES, as long as 50% or more of the value of the Series' assets at the end of each quarter is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes.
    As we mentioned before, the Series will concentrate its investments in New Jersey obligations. In addition to being exempt from federal taxes, Series' dividends are EXEMPT FROM NEW JERSEY STATE INCOME TAXES FOR NEW JERSEY RESIDENT INDIVIDUALS and NEW JERSEY TRUSTS AND ESTATES to the extent such dividends are derived from interest payments on and gain realized from the sale or exchange of New Jersey obligations. Dividends attributable to the interest on taxable bonds held by the Series, market discount on taxable and tax-exempt obligations and certain short-term capital gains, however, will be subject to federal, state and local income tax at ordinary income tax rates.
    Some shareholders may be subject to federal alternative minimum tax (AMT) liability. Tax-exempt interest from certain bonds is treated as an item of tax preference, and may be attributed to shareholders. A portion of all tax-exempt interest is includable as an upward adjustment in determining a corporation's alternative minimum taxable income. These rules could make you liable for the AMT.
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20  NEW JERSEY SERIES                                      [ICON] (800) 225-1852

SERIES DISTRIBUTIONS AND TAX ISSUES
------------------------------------------------

    The Series also distributes LONG-TERM CAPITAL GAINS to shareholders (typically once a year). Long-term capital gains are generated when the Series sells assets that it held for more than 12 months, for a profit. For an individual, the maximum long-term capital gains rate is 20%.
    For your convenience, distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Series without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker you will receive a credit to your account. Either way, the distributions may be subject to taxes. For more information about Automatic Reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year.
    Series distributions are generally taxable to you in the year they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid to you on December 31 of the prior year. Corporate shareholders are not eligible for the 70% dividends-received deduction on dividends paid by the Series.

WITHHOLDING TAXES
If federal law requires you to provide the Series with your tax identification number and certifications as to your tax status, and you fail to do so, or are otherwise subject to backup withholding, we generally withhold and pay to the U.S. Treasury 31% of your taxable distributions and gross sale proceeds. If you are subject to backup withholding, we will withhold and pay to the Treasury 31% of your distributions.

IF YOU PURCHASE JUST BEFORE RECORD DATE
If you buy shares of the Series just before the record date (the date that determines who receives the dividend), that distribution will be paid to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Series
--------------------------------------------------------------------------------

SERIES DISTRIBUTIONS AND TAX ISSUES
------------------------------------------------

decreases by the amount of the dividend to reflect the payout although this may not be apparent because the value of each share of the Series will also be affected by the market changes, if any. The distribution you receive makes up for the decrease in share value. However, if the distribution is taxable, the timing of your purchase does mean that part of your investment came back to you as taxable income.

IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Series for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax. The amount of tax you pay depends on whether you hold your shares for more than one year. If you sell shares of the Series for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.
    Exchanging your shares of the Series for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.
RECEIPTS FROM SALE  $        -->        +$  CAPITAL GAIN
                                            (taxes owed)

                                            OR

RECEIPTS FROM SALE  $        -->        -$  CAPITAL LOSS
                                            (offset against gain)

[GRAPH]

    Any gain or loss you may have from selling or exchanging Series shares will not be reported on the Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Series shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES
We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event." This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years," in the next section.
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22  NEW JERSEY SERIES                                      [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
-------------------------------------

HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Series for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 15020
NEW BRUNSWICK, NJ 08906-5020

    To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Series, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Series) or suspend or modify the Series' sale of its shares.

STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Series, although Class Z shares are available to a limited group of investors.
    Multiple share classes let you choose a cost structure that meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why they call it a Contingent Deferred Sales Charge or CDSC), but the operating expenses each year are higher than the Class A share expenses. With Class C shares, you pay a 1% front end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.
    When choosing a share class, you should consider the following:

     --    The amount of your investment

     -- The length of time you expect to hold the shares and the impact of varying distribution fees
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

     --    The different sales charges that apply to each share class--
           Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low front end sales charge and low CDSC
     --    Whether you qualify for any reduction or waiver of sales charges
     -- The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase
     --    Whether you qualify to purchase Class Z shares.
    See "How to Sell Your Shares" for a description of the impact of CDSCs.

SHARE CLASS COMPARISON. Use this chart to help you compare the Series' different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

-----------------------------------------------------------------------------------------
                                CLASS A           CLASS B          CLASS C       CLASS Z
-----------------------------------------------------------------------------------------
  Minimum purchase            $1,000          $1,000             $2,500          None
    amount(1)
  Minimum amount for          $100            $100               $100            None
    subsequent
   purchases(1)
  Maximum initial             3% of the       None               1% of the       None
    sales charge              public                             public
                              offering                           offering
                              price                              price
  Contingent Deferred         None            If sold during:    1% on sales     None
    Sales Charge (CDSC)(2)                    Year 1    5%       made within
                                              Year 2    4%       18 months of
                                              Year 3    3%       purchase(2)
                                              Year 4    2%
                                              Years 5/6 1%
                                              Year 7    0%
  Annual distribution         .30 of 1%       .50 of 1%          1% (.75 of      None
    and service (12b-1)       (.25 of 1%                         1%
    fees (shown as            currently)                         currently)
    a percentage of
    average net
    assets)(3)

1                       THE MINIMUM INVESTMENT REQUIREMENTS DO NOT APPLY TO CERTAIN
                        RETIREMENT AND EMPLOYEE SAVINGS PLANS AND CUSTODIAL ACCOUNTS
                        FOR MINORS. THE MINIMUM INITIAL AND SUBSEQUENT INVESTMENT
                        FOR PURCHASES MADE THROUGH THE AUTOMATIC INVESTMENT PLAN IS
                        $50. FOR MORE INFORMATION, SEE "STEP 4: ADDITIONAL
                        SHAREHOLDER SERVICES--AUTOMATIC INVESTMENT PLAN."
2                       FOR MORE INFORMATION ABOUT THE CDSC AND HOW IT IS
                        CALCULATED, SEE "HOW TO SELL YOUR SHARES--CONTINGENT
                        DEFERRED SALES CHARGES (CDSC)." CLASS C SHARES BOUGHT BEFORE
                        NOVEMBER 2, 1998 HAVE A 1% CDSC IF SOLD WITHIN ONE YEAR.
3                       THESE DISTRIBUTION FEES ARE PAID FROM THE SERIES' ASSETS ON
                        A CONTINUOUS BASIS. OVER TIME, THE FEES WILL INCREASE THE
                        COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING
                        OTHER TYPES OF SALES CHARGES. THE SERVICE FEE FOR CLASS A,
                        CLASS B AND CLASS C SHARES IS .25 OF 1%. THE DISTRIBUTION
                        FEE FOR CLASS A SHARES IS LIMITED TO .30 OF 1% (INCLUDING
                        THE .25 OF 1% SERVICE FEE), FOR CLASS B SHARES IS LIMITED TO
                        .50 OF 1% (INCLUDING THE .25 OF 1% SERVICE FEE), AND IS .75
                        OF 1% FOR CLASS C SHARES. FOR THE FISCAL YEAR ENDING AUGUST
                        31, 2000, THE DISTRIBUTOR OF THE FUND HAS CONTRACTUALLY
                        AGREED TO REDUCE ITS DISTRIBUTION AND SERVICE (12B-1) FEES
                        FOR CLASS A AND CLASS C SHARES TO .25 OF 1% AND .75 OF 1% OF
                        THE AVERAGE DAILY NET ASSETS OF CLASS A SHARES AND CLASS C
                        SHARES, RESPECTIVELY.

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24  NEW JERSEY SERIES                                      [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

INCREASE THE AMOUNT OF YOUR INVESTMENT. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows you how the sales charge decreases as the amount of your investment increases.

-------------------------------------------------------------------------------------
                          SALES CHARGE AS % OF   SALES CHARGE AS % OF      DEALER
   AMOUNT OF PURCHASE        OFFERING PRICE        AMOUNT INVESTED       REALLOWANCE
-------------------------------------------------------------------------------------
  Less than $99,999                      3.00%                  3.09%           3.00%
  $100,000 to $249,999                   2.50%                  2.56%           2.50%
  $250,000 to $499,999                   1.50%                  1.52%           1.50%
  $500,000 to $999,999                   1.00%                  1.01%           1.00%
  $1 million and
   above(1)                               None                   None            None

1                       IF YOU INVEST $1 MILLION OR MORE, YOU CAN BUY ONLY CLASS A
                        SHARES, UNLESS YOU QUALIFY TO BUY CLASS Z SHARES.

    To satisfy the purchase amounts above, you can:
     --    Invest with an eligible group of related investors
     -- Buy the Class A shares of two or more Prudential mutual funds at the same time
     -- Use your RIGHTS OF ACCUMULATION, which allow you to combine the value of Prudential mutual fund shares you already own with the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent if you qualify for Rights of Accumulation)
     -- Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Series and other Prudential mutual funds within 13 months.

    The Distributor may reallow Class A's sales charge to dealers.

MUTUAL FUND PROGRAMS. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments
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HOW TO BUY, SELL AND
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------------------------------------------------

Advisory Group relating to:
     -- Mutual Fund "wrap" or asset allocation programs where the sponsor places Series trades and charges its clients a management, consulting or other fee for its services, or
     -- Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Other investors pay no sales charges, including certain officers, employees or agents of Prudential and its affiliates, the Prudential mutual funds, the subadvisers of the Prudential mutual funds and clients of brokers that have entered into a selected dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge--Class A Shares."

WAIVING CLASS C'S INITIAL SALES CHARGE
INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated or one of its affiliates. These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must do one of the following:
     --    Purchase your shares through an account at Prudential Securities
     -- Purchase your shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation, or
     --    Purchase your shares through another broker.
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26  NEW JERSEY SERIES                                      [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

    The waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker. The Transfer Agent may require any supporting documents it considers appropriate.
QUALIFYING FOR CLASS Z SHARES
MUTUAL FUND PROGRAMS. Class Z shares can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Series as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:
     -- Mutual fund "wrap" or asset allocation programs where the sponsor places Series trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or
     -- Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.
    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Class Z shares also can be purchased by any of the following:

     -- Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option,

     -- Current and former Directors/Trustees of the Prudential mutual funds (including the Fund), and

     --    Prudential, with an investment of $10 million or more.
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HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

    In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, switching to Class A shares lowers your Series expenses.
    When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B shares."
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28  NEW JERSEY SERIES                                      [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY
The price you pay for each share of the Series is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation: it's the total value of the fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. Most national newspapers report the NAVs of most mutual funds, which allows investors to check the price of mutual funds daily.
    We determine the NAV of our shares once each business day at 4:15 p.m. New York time on days that the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed on national holidays and Good Friday. We do not determine NAV with respect to the Series on days when we have not received any orders to purchase, sell, or exchange the Series' shares, or when changes in the value of the Series' portfolio do not materially affect the NAV.

WHAT PRICE WILL YOU PAY FOR SHARES OF THE SERIES?
For Class A and Class C shares, you'll pay the public offering price, which is NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

-------------------------------------------------------------------
MUTUAL FUND SHARES
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds City ABC bonds in its portfolio and the price of City ABC bonds goes up while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.
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HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Series shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Series Distributions and Tax Issues" section, the Series pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Series at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 15015
NEW BRUNSWICK, NJ 08906-5015

AUTOMATIC INVESTMENT PLAN. You can make regular purchases of the Series for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

THE PRUTECTOR PROGRAM. Optional group term life insurance--which protects the value of your Prudential mutual fund investment for your beneficiaries against market declines--is available to investors who purchase their shares through Prudential. This insurance is subject to various restrictions and charges and is not available in all states.

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available that will provide you with monthly or quarterly checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC.

REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about your Series. To reduce the Series' expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.
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30  NEW JERSEY SERIES                                      [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

HOW TO SELL YOUR SHARES
You can sell your shares of the Series for cash (in the form of a check) at any time, subject to certain restrictions.
    When you sell shares of the Series--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, he must receive your order to sell by 4:15 p.m. New York time to process the sale on that day. Otherwise, contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

    Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES
There are certain times when you may not be able to sell shares of the Series, or when we may delay paying you the proceeds from a sale. This may happen during unusual market conditions or emergencies when the Series can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."
    If you are selling more than $100,000 of shares, you want the check sent to someone or some place that is not in our records or you are a business trust and you hold shares directly with the Transfer Agent, you will need to have the signature on your sell order guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer or credit union. For more information, see the SAI, "Purchase,
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HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGE (CDSC)
If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase, you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell your shares in the following order:

     -- Amounts representing shares you purchased with reinvested dividends and distributions

     -- Amounts representing the increase in NAV above the total amount of payments for shares made during the past six years for Class B shares and 18 months for Class C shares (one year for Class C shares purchased before November 2, 1998)

     -- Amounts representing the cost of shares held beyond the CDSC period (six years for Class B shares and 18 months for Class C shares)

    Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.
    Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.
    As we noted in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth, and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 18 months of purchase. For both Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.
    The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase,
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32  NEW JERSEY SERIES                                      [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:

     -- After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares owned in joint tenancy (with rights of survivorship), provided the shares were purchased before the death or disability

     --    On certain sales from a Systematic Withdrawal Plan.

    For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charge--Class B shares."

REDEMPTION IN KIND
If the sales of Series shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Series' net assets, we can then give you securities from the Series' portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Series' expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the Series without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer
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HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

HOW TO EXCHANGE YOUR SHARES
You can exchange your shares of the Series for shares of the same class in certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Series for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.
    If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010
    There is no sales charge for such exchanges. However, if you exchange--and then sell--Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding periods for CDSC liability.
    Remember, as we explained in the section entitled "Series Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."
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34  NEW JERSEY SERIES                                      [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

    If you own Class B or Class C shares and qualify to purchase Class A shares without paying an initial sales charge, we will automatically exchange your Class B or Class C shares which are not subject to a CDSC for Class A shares. We make such exchanges on a quarterly basis if you qualify for this exchange privilege. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.

FREQUENT TRADING
Frequent trading of the Series' shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Series' investments. When market timing occurs, the Series may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Series' performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Series will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Series by any person, group or commonly controlled account. The Fund may notify a market timer of rejection of an exchange or purchase order after the day the order is placed. If the Fund allows a market timer to trade Series shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.
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FINANCIAL HIGHLIGHTS
-------------------------------------

The financial highlights will help you evaluate financial performance of the Series. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Series, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.
    Review each chart with the financial statements and report of independent accountants, which appear in the SAI and are available upon request. Additional performance information for each share class is contained in the annual report, which you can receive at no charge.
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36  NEW JERSEY SERIES                                      [ICON] (800) 225-1852

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS A SHARES
The financial highlights for the three years ended August 31, 1999 were audited
by                      LLP, independent accountants, and the financial
highlights for the two years ended August 31, 1996 were audited by other independent auditors, whose reports were unqualified.

CLASS A SHARES (FISCAL PERIOD ENDED 8-31)

-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE         1999            1998            1997            1996            1995
-----------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF
  YEAR                                        $--          $10.97          $10.87          $10.98          $10.81
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income                         --             .53             .55(2)           .57(2)           .61(2)
 Net realized and unrealized gain
  (loss) on investment
  transactions                                 --             .36             .29            (.07)            .17
 TOTAL FROM INVESTMENT OPERATIONS              --             .89             .84             .50             .78
-----------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                                       --            (.53)           (.55)           (.57)           (.61)
 Distributions in excess of
  investment income                            --
 Distributions from net realized
  gains                                        --            (.02)           (.19)           (.04)             --
 TOTAL DISTRIBUTIONS                           --            (.55)           (.74)           (.61)           (.61)
 NET ASSET VALUE, END OF YEAR                 $--          $11.31          $10.97          $10.87          $10.98
 TOTAL RETURN(1)                              --%           8.40%           7.97%           4.63%           7.55%
---------------------------------
-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                1999            1998            1997            1996            1995
-----------------------------------------------------------------------------------------------------------------
----------------------------------
 NET ASSETS, END OF YEAR (000)                $--        $114,090         $95,729         $74,492         $49,666
 AVERAGE NET ASSETS (000)                     $--        $107,206         $89,280         $61,837         $30,290
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  fees                                        --%            .71%            .70%(2)          .67%(2)          .55%(2)
 Expenses, excluding distribution
  fees                                        --%            .61%            .60%(2)          .57%(2)          .45%(2)
 Net investment income                        --%           4.85%           5.03%(2)         5.19%(2)         5.65%(2)
 Portfolio turnover                           --%             18%             25%             62%             37%
---------------------------------

1                       TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER
                        DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES
                        CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON
                        THE FIRST DAY AND ARE SOLD ON THE LAST DAY OF EACH PERIOD
                        REPORTED.
2                       NET OF MANAGEMENT FEE WAIVER.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS B SHARES
The financial highlights for the three years ended August 31, 1999 were audited
by                      LLP, independent accountants, and the financial
highlights for the two years ended August 31, 1996 were audited by other independent auditors, whose reports were unqualified.

CLASS B SHARES (FISCAL YEAR ENDED 8-31)

-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE         1999            1998            1997            1996            1995
-----------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF
  YEAR                                        $--          $10.97          $10.87          $10.98          $10.81
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income                         --             .50             .50(2)           .53(2)           .57(2)
 Net realized and unrealized gain
  (loss) on investment
  transactions                                 --             .36             .29            (.07)            .17
 TOTAL FROM INVESTMENT OPERATIONS              --             .86             .79             .46             .74
-----------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                                       --            (.50)           (.50)           (.53)           (.57)
 Distributions in excess of
  investment income                            --
 Distributions from net realized
  gains                                        --            (.02)           (.19)           (.04)             --
 TOTAL DISTRIBUTIONS                           --            (.52)           (.69)           (.57)           (.57)
 NET ASSET VALUE, END OF YEAR                 $--          $11.31          $10.97          $10.87          $10.98
 TOTAL RETURN(1)                              --%           7.97%           7.54%           4.22%           7.12%
---------------------------------
-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                1999            1998            1997            1996            1995
-----------------------------------------------------------------------------------------------------------------
----------------------------------
 NET ASSETS, END OF YEAR (000)                $--        $117,099        $144,992        $188,315        $246,202
 AVERAGE NET ASSETS (000)                     $--        $128,382        $162,330        $222,235        $274,995
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  fees                                        --%           1.11%           1.10%(2)         1.07%(2)          .95%(2)
 Expenses, excluding distribution
  fees                                        --%            .61%            .60%(2)          .57%(2)          .45%(2)
 Net investment income                        --%           4.46%           4.64%(2)         4.80%(2)         5.30%(2)
 Portfolio turnover                           --%             18%             25%             62%             37%
---------------------------------

1                       TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER
                        DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES
                        CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON
                        THE FIRST DAY AND ARE SOLD ON THE LAST DAY OF EACH PERIOD
                        REPORTED.
2                       NET OF MANAGEMENT FEE WAIVER.

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38  NEW JERSEY SERIES                                      [ICON] (800) 225-1852

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS C SHARES
The financial highlights for the three years ended August 31, 1999 were audited
by                      LLP, independent accountants, and the financial
highlights for the two years ended August 31, 1996 were audited by other independent auditors, whose reports were unqualified.

CLASS C SHARES (FISCAL YEAR ENDED 8-31)

-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE                    1999          1998          1997          1996          1995
-------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR                     $--        $10.97        $10.87        $10.98        $10.81
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                   --           .47           .48(2)         .50(2)         .54(2)
 Net realized and unrealized gain (loss) on
  investment transactions                                --           .36           .29          (.07)          .17
 TOTAL FROM INVESTMENT OPERATIONS                        --           .83           .77           .43           .71
-------------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income                    --          (.47)         (.48)         (.50)         (.54)
 Distributions in excess of investment income            --
 Distributions from net realized gains                   --          (.02)         (.19)         (.04)           --
 TOTAL DISTRIBUTIONS                                     --          (.49)         (.67)         (.54)         (.54)
 NET ASSET VALUE, END OF YEAR                           $--        $11.31        $10.97        $10.87        $10.98
 TOTAL RETURN(1)                                        --%         7.70%         7.27%         3.96%         6.86%
---------------------------------------------
-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                           1999          1998          1997          1996          1995
-------------------------------------------------------------------------------------------------------------------
----------------------------------------------
 NET ASSETS, END OF YEAR (000)                          $--        $1,354        $1,637        $1,961        $1,502
 AVERAGE NET ASSETS (000)                               $--        $1,274        $1,894        $1,735          $790
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution fees                  --%         1.36%         1.35%(2)       1.32%(2)       1.20%(2)
 Expenses, excluding distribution fees                  --%          .61%          .60%(2)        .57%(2)        .45%(2)
 Net investment income                                  --%         4.21%         4.39%(2)       4.54%(2)       4.99%(2)
 Portfolio turnover                                     --%           18%           25%           62%           37%
---------------------------------------------

1                       TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER
                        DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES
                        CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON
                        THE FIRST DAY AND ARE SOLD ON THE LAST DAY OF EACH PERIOD
                        REPORTED.
2                       NET OF MANAGEMENT FEE WAIVER.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS Z SHARES
The financial highlights for the two years ended August 31, 1999 were audited by
                     LLP, independent accountants, and the financial highlights for the period from December 6, 1996 through August 31, 1997 were audited by other independent auditors, whose reports were unqualified.

CLASS Z SHARES (FISCAL YEAR ENDED 8-31)

----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE                        1999               1998            1997(1)
----------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD                         $--             $10.98          $11.10
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                         --                .55             .41(4)
 Net realized and unrealized gain on
  investment transactions                                      --                .36             .07
 TOTAL FROM INVESTMENT OPERATIONS                              --                .91             .48
----------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income                          --               (.55)           (.41)
 Distributions in excess of investment income                  --
 Distributions from net investment income                      --               (.02)           (.19)
 TOTAL DISTRIBUTIONS                                           --               (.57)           (.60)
 NET ASSET VALUE, END OF PERIOD                               $--             $11.32          $10.98
 TOTAL RETURN(2)                                              --%              8.51%           4.49%
---------------------------------------------
----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                               1999               1998              1997
----------------------------------------------------------------------------------------------------
----------------------------------------------
 NET ASSETS, END OF PERIOD (000)                              $--                $92             $15
 AVERAGE NET ASSETS (000)                                     $--                $30             $10
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution fees                        --%               .61%            .60%(3),(4)
 Net investment income                                        --%              4.96%           5.13%(3),(4)
 Portfolio turnover                                           --%                18%             25%
---------------------------------------------

1                       INFORMATION SHOWN IS FOR THE PERIOD 12-6-96 (WHEN CLASS Z
                        SHARES WERE FIRST OFFERED) THROUGH 8-31-97.
2                       TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER
                        DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES
                        CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON
                        THE FIRST DAY AND ARE SOLD ON THE LAST DAY OF EACH PERIOD
                        REPORTED. TOTAL RETURN FOR PERIODS OF LESS THAN A FULL YEAR
                        IS NOT ANNUALIZED.
3                       ANNUALIZED.
4                       NET OF MANAGEMENT FEE WAIVER.

-------------------------------------------------------------------
40  NEW JERSEY SERIES                                      [ICON] (800) 225-1852

                 [This page has been left blank intentionally.]

--------------------------------------------------------------------------------

THE PRUDENTIAL MUTUAL FUND FAMILY
-------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or dealer or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
PRUDENTIAL DISTRESSED SECURITIES FUND, INC.
PRUDENTIAL EMERGING GROWTH FUND, INC.
PRUDENTIAL EQUITY FUND, INC.
PRUDENTIAL EQUITY INCOME FUND
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL SMALL-CAP INDEX FUND
  PRUDENTIAL STOCK INDEX FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL JENNISON GROWTH FUND
  PRUDENTIAL JENNISON GROWTH & INCOME FUND
PRUDENTIAL MID-CAP VALUE FUND
PRUDENTIAL REAL ESTATE SECURITIES FUND
PRUDENTIAL SECTOR FUNDS, INC.
  PRUDENTIAL FINANCIAL SERVICES FUND
  PRUDENTIAL HEALTH SCIENCES FUND
  PRUDENTIAL TECHNOLOGY FUND
  PRUDENTIAL UTILITY FUND
PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
PRUDENTIAL SMALL COMPANY VALUE FUND, INC.
PRUDENTIAL TAX-MANAGED EQUITY FUND
PRUDENTIAL 20/20 FOCUS FUND
NICHOLAS-APPLEGATE FUND, INC.
  NICHOLAS-APPLEGATE GROWTH EQUITY FUND
TARGET FUNDS
  LARGE CAPITALIZATION GROWTH FUND
  LARGE CAPITALIZATION VALUE FUND
  SMALL CAPITALIZATION GROWTH FUND
  SMALL CAPITALIZATION VALUE FUND
ASSET ALLOCATION/BALANCED FUNDS
PRUDENTIAL BALANCED FUND
PRUDENTIAL DIVERSIFIED FUNDS
  CONSERVATIVE GROWTH FUND
  MODERATE GROWTH FUND
  HIGH GROWTH FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL ACTIVE BALANCED FUND

GLOBAL FUNDS
GLOBAL STOCK FUNDS
PRUDENTIAL DEVELOPING MARKETS FUND
  PRUDENTIAL DEVELOPING MARKETS EQUITY FUND
  PRUDENTIAL LATIN AMERICA EQUITY FUND
PRUDENTIAL EUROPE GROWTH FUND, INC.
PRUDENTIAL GLOBAL GENESIS FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL EUROPE INDEX FUND
  PRUDENTIAL PACIFIC INDEX FUND
PRUDENTIAL NATURAL RESOURCES FUND, INC.
PRUDENTIAL PACIFIC GROWTH FUND, INC.
PRUDENTIAL WORLD FUND, INC.
  GLOBAL SERIES
  INTERNATIONAL STOCK SERIES
GLOBAL UTILITY FUND, INC.
TARGET FUNDS
  INTERNATIONAL EQUITY FUND

-------------------------------------------------------------------
42  NEW JERSEY SERIES                                      [ICON] (800) 225-1852

THE PRUDENTIAL MUTUAL FUND FAMILY
-------------------------------------

GLOBAL BOND FUNDS
PRUDENTIAL GLOBAL LIMITED MATURITY FUND, INC.
  LIMITED MATURITY PORTFOLIO
PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
PRUDENTIAL INTERMEDIATE GLOBAL
  INCOME FUND, INC.
PRUDENTIAL INTERNATIONAL BOND FUND, INC.
BOND FUNDS
TAXABLE BOND FUNDS
PRUDENTIAL DIVERSIFIED BOND FUND, INC.
PRUDENTIAL GOVERNMENT INCOME FUND, INC.
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  SHORT-INTERMEDIATE TERM SERIES
PRUDENTIAL HIGH YIELD FUND, INC.
PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL BOND MARKET INDEX FUND
PRUDENTIAL STRUCTURED MATURITY FUND, INC.
  INCOME PORTFOLIO
TARGET FUNDS
  TOTAL RETURN BOND FUND
TAX-EXEMPT BOND FUNDS
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA SERIES
  CALIFORNIA INCOME SERIES
PRUDENTIAL MUNICIPAL BOND FUND
  HIGH INCOME SERIES
  INSURED SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  FLORIDA SERIES
  MASSACHUSETTS SERIES
  NEW JERSEY SERIES
  NEW YORK SERIES
  NORTH CAROLINA SERIES
  OHIO SERIES
  PENNSYLVANIA SERIES
PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
CASH ACCUMULATION TRUST
  LIQUID ASSETS FUND
  NATIONAL MONEY MARKET FUND
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  MONEY MARKET SERIES
  U.S. TREASURY MONEY MARKET SERIES
PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
  MONEY MARKET SERIES
PRUDENTIAL MONEYMART ASSETS, INC.
TAX-FREE MONEY MARKET FUNDS
PRUDENTIAL TAX-FREE MONEY FUND, INC.
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA MONEY MARKET SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  CONNECTICUT MONEY MARKET SERIES
  MASSACHUSETTS MONEY MARKET SERIES
  NEW JERSEY MONEY MARKET SERIES
  NEW YORK MONEY MARKET SERIES
COMMAND FUNDS
COMMAND MONEY FUND
COMMAND GOVERNMENT FUND
COMMAND TAX-FREE FUND
INSTITUTIONAL MONEY MARKET FUNDS
PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.
  INSTITUTIONAL MONEY MARKET SERIES

--------------------------------------------------------------------------------

APPENDIX A
-------------------------------------

                         DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE

BOND RATINGS
    Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
    Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
    A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.
    Baa: Bonds that are rated Baa are considered as medium grade obligations I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
    Ba: Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
    B: Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
--------------------------------------------------------------------------------

APPENDIX A
------------------------------------------------

    Bonds rated within the Aa, A, Baa, Ba and B categories that Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.
    Caa: Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
    Ca: Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
    C: Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM DEBT RATINGS
Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year.
    P-1: Issuers rated "Prime-1" or "P-1" (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.
    P-2: Issuers rated "Prime-2" or "P-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.
    P-3: Issuers rated "Prime-3" or "P-3" (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.

SHORT-TERM RATINGS
Moody's ratings for tax-exempt notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk.
    MIG 1: Loans bearing the designation MIG 1 are of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.
    MIG 2: Loans bearing the designation MIG 2 are of high quality. Margins of protection are ample although not so large as in the preceding group.
    MIG 3: Loans bearing the designation MIG 3 are of favorable quality. All security elements are accounted for but there is lacking the undeniable
-------------------------------------------------------------------
A-2  NEW JERSEY SERIES                                     [ICON] (800) 225-1852

APPENDIX A
------------------------------------------------

strength of the preceding grades.
    MIG 4: Loans bearing the designation MIG 4 are of adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

STANDARD & POOR'S RATINGS GROUP
DEBT RATINGS
    AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
    AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated obligations only in small degree.
    A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.
    BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
    BB, B, CCC, CC AND C: Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighted by large uncertainties or major exposures to adverse conditions.
    D: Debt rated D is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

COMMERCIAL PAPER RATINGS
S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market.
--------------------------------------------------------------------------------

APPENDIX A
------------------------------------------------

    A-1: The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
    A-2: Capacity for timely payment on issues with the designation A-2 is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
    A-3: Issues with the A-3 designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

MUNICIPAL NOTES
A municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in three years or less will likely receive a note rating, while notes maturing beyond three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. Municipal notes are SP-1, SP-2 or SP-3. The designation SP-1 indicates a very strong capacity to pay principal an interest. Those issues determined to possess extremely strong characteristics are given a plus (+) designation. An SP-2 designation indicates a satisfactory capacity to pay principal and interest. An SP-3 designations indicates speculative capacity to pay principal and interest.
-------------------------------------------------------------------
A-4  NEW JERSEY SERIES                                     [ICON] (800) 225-1852

FOR MORE INFORMATION:
--------------------------------------------------------------------------------

Please read this prospectus before you invest in the Series and keep it for future reference. For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 15005
NEW BRUNSWICK, NJ 08906-5005
(800) 225-1852
(732) 417-7555
  (if calling from outside the U.S.)

--------------------------------
Outside Brokers Should Contact:
PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC
P.O. BOX 15035
NEW BRUNSWICK, NJ 08906-5035
(800) 778-8769

------------------------------------
Visit Prudential's Web Site At:
http://www.prudential.com

--------------------------------
Additional information about the Series can be obtained without charge and can be found in the following documents:

STATEMENT OF ADDITIONAL
  INFORMATION (SAI)
 (incorporated by reference into this prospectus)

ANNUAL REPORT
  (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance)

SEMI-ANNUAL REPORT

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
By Electronic Request:
publicinfo@sec.gov
  (The SEC charges a fee to copy documents.)

In Person:
Public Reference Room in
Washington, DC
  (For hours of operation, call
  (202)942-8090.)

Via the Internet:
on the EDGAR Database at
http://www.sec.gov

--------------------------------

            CUSIP        Quotron
            Numbers:     Symbols:

  Class A:  74435M-78-8
  Class B:  74435M-79-6
  Class C:  74435M-53-1
  Class Z:  74435M-43-2

Investment Company Act File No:

811-4023

[MF122A]                                       [LOGO] Printed on Recycled Paper

FUND TYPE:
-------------------------------------
Money market

INVESTMENT OBJECTIVE:
-------------------------------------
The highest level of current income that is exempt from New Jersey state and federal income taxes, consistent with liquidity and the preservation of capital

                                     [LOGO]

PRUDENTIAL
MUNICIPAL SERIES FUND

---------------------------------------------------------------
NEW JERSEY MONEY MARKET SERIES
PROSPECTUS: DECEMBER   , 1999

As with all mutual funds, the
Securities and Exchange Commission has
not approved or disapproved the
Series' shares nor has the SEC
determined that this prospectus is
complete or accurate. It is a criminal
offense to state otherwise.                        [LOGO]

TABLE OF CONTENTS
-------------------------------------

1       RISK/RETURN SUMMARY
1       Investment Objective and Principal Strategies
1       Principal Risks
2       Evaluating Performance
4       Fees and Expenses

5       HOW THE SERIES INVESTS
5       Investment Objective and Policies
7       Other Investments and Strategies
8       Investment Risks

12      HOW THE SERIES IS MANAGED
12      Board of Trustees
12      Manager
12      Investment Adviser
13      Distributor
13      Year 2000 Readiness Disclosure

14      SERIES DISTRIBUTIONS AND TAX ISSUES
14      Distributions
15      Tax Issues

16      HOW TO BUY, SELL AND EXCHANGE SHARES OF THE SERIES
16      How to Buy Shares
22      How to Sell Your Shares
25      How to Exchange Your Shares

27      FINANCIAL HIGHLIGHTS

28      THE PRUDENTIAL MUTUAL FUND FAMILY

        FOR MORE INFORMATION (Back Cover)

-------------------------------------------------------------------
NEW JERSEY MONEY MARKET SERIES                [ICON] (800) 225-1852

RISK/RETURN SUMMARY
-------------------------------------

This section highlights key information about the NEW JERSEY MONEY MARKET SERIES (the Series) of the PRUDENTIAL MUNICIPAL SERIES FUND (the Fund). Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Our investment objective is to provide the highest level of CURRENT INCOME that is EXEMPT FROM NEW JERSEY STATE AND FEDERAL INCOME TAXES consistent with liquidity and the preservation of capital. This means we invest primarily in short-term New Jersey state and municipal bonds, which are debt obligations or fixed income securities, including notes, commercial paper and other securities, as well as short-term obligations of other issuers that pay interest income that is exempt from those taxes (collectively called "New Jersey obligations"). The Series invests in New Jersey obligations which are high-quality money market instruments with remaining maturities of 13 months or less. To achieve our objective, the Series will invest at least 80% of its total assets in New Jersey obligations. The Series may invest in municipal bonds the interest and/or principal payments on which are insured by the bond issuers or other parties. The Series may also invest in certain municipal bonds the interest on which is subject to the federal alternative minimum tax (AMT).
    While we make every effort to achieve our investment objective and maintain a net asset value of $1 per share, we can't guarantee success. To date, the Series' net asset value has never deviated from $1 per share.

PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. The securities in which the Series invests are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due, as well as the risk that the securities may lose value because interest rates change or because there is a lack of confidence in the issuer.
    The Series may purchase insured municipal bonds to reduce credit risks. Although insurance coverage reduces credit risks by providing that the insurer will make timely payment of interest and/or principal, it does not provide protection against the market fluctuations of insured bonds or fluctuations in the price of the shares of the Series. An insured municipal

-------------------------------------------------------------------
MONEY MARKET FUNDS
Money market funds--which hold high-quality short-term debt obligations-- provide investors with a lower risk, highly liquid investment option. These funds attempt to maintain a net asset value of $1 per share, although there can be no quarantee that they will always be able to do so.
-------------------------------------------------------------------
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

bond fluctuates in value largely based on factors relating to the insurer's creditworthiness or ability to satisfy its obligations.
    Municipal bonds may also be subject to the risk that the borrower may not set aside funds to make the bond payments.
    Because the Series will concentrate its investments in New Jersey obligations, the Series is more susceptible to economic, political and other developments that may adversely affect issuers of New Jersey obligations than a municipal money market fund that is not as geographically concentrated. For more information on the risks of investing in New Jersey obligations, see "Description of the Fund, Its Investments and Risks" in the Statement of Additional Information.
    The Series is nondiversified, meaning that we can invest a higher percentage of its assets in the securities of fewer issuers than a diversified fund. Investing in a nondiversified series involves greater risk than investing in a diversified series.
    Although investments in mutual funds involve risk, investing in money market portfolios like the Series is generally less risky than investments in other types of funds. This is because the Series invests only in high-quality securities with remaining maturities of 13 months or less and limits the average maturity of the portfolio to 90 days or less. To satisfy the average maturity and maximum maturity requirements, securities with demand features are treated as maturing on the date that the Series can demand repayment of the security.
    For more information about the risks associated with the Series, see "How the Series Invests--Investment Risks."
    An investment in the Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EVALUATING PERFORMANCE
A number of factors--including risk--can affect how the Series performs. The following bar chart and table show the Series' performance for each full calendar year of operation for the last 10 years. The tables provide additional performance information for the periods indicated. The bar chart and tables demonstrate the risk of investing in the Series and how returns can change. The Average Annual Returns table also compares the Series' performance to the performance of a tax-free money market index. Past performance does not mean that the Series will achieve similar results in the future. For current yield information, you can call us at (800) 225-1852.
-------------------------------------------------------------------
2  NEW JERSEY MONEY MARKET SERIES                          [ICON] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

ANNUAL RETURNS(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
BEST QUARTER:   % (--quarter of--)
WORST QUARTER:  % (--quarter of--)

AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-98)

--------------------------------------------------------------------------------------------
                              1 YR         5 YRS         10 YRS          SINCE INCEPTION
--------------------------------------------------------------------------------------------
  Series shares                   %             %             %            % (since 12-3-90)
  IBC Average(2)                  %             %             %                N/A

YIELD(1) (AS OF 12-31-98)

  7-Day yield of the Series                                          --%
  7-Day tax-equivalent yield of the Series                           --%

1                       THE SERIES' RETURNS AND YIELD ARE AFTER DEDUCTION OF
                        EXPENSES.
2                       THE IBC AVERAGE IS BASED UPON THE AVERAGE RETURN OF ALL
                        MUTUAL FUNDS IN THE INTERNATIONAL BUSINESS COMMUNICATIONS
                        FINANCIAL DATA TAX-FREE STATE-SPECIFIC MONEY FUND (NEW
                        JERSEY) CATEGORY.

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

FEES AND EXPENSES
These tables show the fees and expenses that you may pay if you buy and hold shares of the Series.

SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

  Maximum sales charge (load) imposed on purchases (as a
   percentage of offering price)                                None
  Maximum deferred sales charge (load) (as a percentage of
   the lower of original purchase price or sale proceeds)       None
  Maximum sales charge (load) imposed on reinvested
   dividends and other distributions                            None
  Redemption fees                                               None
  Exchange fee                                                  None

ANNUAL SERIES OPERATING EXPENSES (DEDUCTED FROM SERIES ASSETS)

  Management fees                                             .500%
  + Distribution (12b-1) and service fees                     .125%
  + Other expenses                                                %
  = TOTAL ANNUAL SERIES OPERATING EXPENSES                        %

(1)                     YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR
                        PURCHASES AND SALES OF SHARES.

EXAMPLE
This example will help you compare the cost of investing in the Series with the cost of investing in other mutual funds.
    The example assumes that you invest $10,000 in the Series for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------------------------
                                                        1 YR       3 YRS       5 YRS       10 YRS
--------------------------------------------------------------------------------------------------
  Series shares                                       $           $           $           $

-------------------------------------------------------------------
4  NEW JERSEY MONEY MARKET SERIES                          [ICON] (800) 225-1852

HOW THE SERIES INVESTS
-------------------------------------

INVESTMENT OBJECTIVE AND POLICIES
The Series' investment objective is to provide the highest level of CURRENT INCOME that is EXEMPT FROM NEW JERSEY STATE AND FEDERAL INCOME TAXES consistent with liquidity and the preservation of capital. While we make every effort to achieve our objective, we can't guarantee success.
    The Series invests in high-quality money market instruments to try to provide investors with current tax-free income while maintaining a stable net asset value of $1 per share. We manage the Series to comply with specific rules designed for money market mutual funds.
To achieve the Series' objective, we invest primarily in short-term NEW JERSEY OBLIGATIONS, including New Jersey state and municipal bonds as well as obligations of other issuers (such as issuers located in Puerto Rico, the Virgin Islands and Guam) that pay interest income that is exempt from New Jersey state, and federal income taxes. We normally invest so that at least 80% of the total assets of the Series will be invested in New Jersey obligations. The Series, however, may hold private activity bonds, which are municipal bonds the interest on which is subject to the federal alternative minimum tax (AMT).
    Municipal bonds include GENERAL OBLIGATION BONDS and REVENUE BONDS. General obligation bonds are obligations supported by the credit of an issuer that has the power to tax and are payable from that issuer's general revenues and not from any specific source. Revenue bonds, on the other hand, are payable from revenues from a particular source.
    The obligations that we purchase must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSROs), such as Moody's Investors Service, Inc. (rated at least Aa, MIG-2 or Prime-2) or Standard & Poor's Rating Group (rated at least AA, SP-2 or A-2) or, if unrated, of comparable quality. We may also invest in insured municipal bonds. A rating is an assessment of the likelihood of timely repayment of interest and principal (with respect to a municipal bond) or payment of claims (with respect to an insurer of a

-------------------------------------------------------------------
States and municipalities issue bonds in order to borrow money to finance a project. You can think of bonds as loans that investors make to the state, local government or other issuer. The government gets the cash needed to complete the project and investors earn income on their investment.
-------------------------------------------------------------------
--------------------------------------------------------------------------------

HOW THE SERIES INVESTS
------------------------------------------------

municipal bond) and can be useful when comparing different municipal bonds. These ratings are not a guarantee of quality. The opinions of the rating agencies do not reflect market risk and they may at times lag behind the current financial conditions of the issuer or insurer. An investor can evaluate the expected likelihood of debt repayment by an issuer by looking at its ratings as compared to another similar issuer.
    In determining which securities to buy and sell, the investment adviser will consider, among other things, yield, maturity, issue, quality characteristics and expectations regarding economic and political developments, including movements in interest rates and demand for municipal bonds. The investment adviser will seek to anticipate interest rate movements and will purchase and sell municipal bonds accordingly. The investment adviser will also consider the claims-paying ability with respect to insurers of municipal bonds. The investment adviser will also seek to take advantage of differentials in yields with respect to securities with similar credit ratings and maturities, but which vary according to the purpose for which they were issued. The investment adviser will also seek to take advantage of differentials in yields with respect to securities issued for similar purposes with similar maturities, but which vary according to ratings.
    Debt obligations in general, including those listed above and any others that we may purchase, are basically written promises to repay a debt. Among the various types of debt securities we may purchase, the terms of repayment may vary, as may the commitment of other parties to honor the obligations of the issuer of the security. We may purchase securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or "matures." This means that we can purchase longer-term securities because of our expectation that we can demand repayment of the obligation at an agreed-upon price within a relatively short period of time. This procedure follows the rules applicable to money market funds.
    The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing the operation of money market funds.
    For more information, see "Investment Risks" and the Statement of Additional Information, "Description of the Fund, Its Investment and Risks." The Statement of Additional Information--which we refer to as the
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6  NEW JERSEY MONEY MARKET SERIES                          [ICON] (800) 225-1852

HOW THE SERIES INVESTS
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"SAI"--contains additional information about the Series. To obtain a copy, see the back cover page of this prospectus.
    The Series' investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of the Prudential Municipal Series Fund can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies, we may also make the following investments to try to increase the Series' returns or protect its assets if market conditions warrant.

MUNICIPAL ASSET-BACKED SECURITIES
The Series may invest in MUNICIPAL ASSET-BACKED SECURITIES. A municipal asset-backed security is a type of pass-through instrument that pays interest which is eligible for exclusion from federal income taxation based upon the income from an underlying pool of municipal bonds.

FLOATING RATE BONDS AND VARIABLE RATE BONDS
The Series may invest in floating rate bonds and variable rate bonds. FLOATING RATE BONDS are municipal bonds that have an interest rate that is set as a specific percentage of a designated rate, such as the rate on Treasury bonds or the prime rate at major commercial banks. The interest rate on floating rate bonds changes when there is a change in the designated rate. VARIABLE RATE BONDS are municipal bonds that have an interest rate that is adjusted, based on the market rate at a specified period. They generally allow the Series to demand payment of the bond on short notice for an amount that may be more or less than the amount paid.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES
The Series may purchase municipal bonds on a "WHEN-ISSUED" or "DELAYED-DELIVERY" basis, without limit. When the Series makes this type of purchase, the price and rate are fixed at the time of purchase, but delivery and payment for the bonds take place at a later time. The Series does not earn interest income until the date the bonds are delivered.
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HOW THE SERIES INVESTS
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REPURCHASE AGREEMENTS
The Series may use REPURCHASE AGREEMENTS where a party agrees to sell a security to the Series and then repurchase it at an agreed-upon price at a stated time. A repurchase agreement is like a loan by the Series to the other party which creates a fixed return for the Series.

LIQUIDITY PUTS
The Series may purchase and exercise PUTS on municipal bonds without limit. Puts give the Series the right to sell securities at a specified price and date. Puts may be acquired to reduce the risk of the securities subject to the puts, but puts may involve additional costs to the Series, which could reduce the Series' return.

TEMPORARY DEFENSIVE STRATEGY
For temporary defensive purposes, the Series may hold up to 100% of its assets in cash or short-term investment-grade bonds, including bonds that are not exempt from state, local and federal income taxation. Investing heavily in these securities can limit our ability to achieve the Series' objective, but can help to preserve the Series' assets.

ADDITIONAL STRATEGIES
The Series also follows certain policies when it: BORROWS MONEY (the Series can borrow up to 33 1/3% of the value of its total assets); and HOLDS ILLIQUID SECURITIES (the Series may hold up to 10% of its net assets in illiquid securities, including certain securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than 7 days). The Series is subject to certain investment restrictions that are fundamental policies and cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

INVESTMENT RISKS
As noted, all investments involve risk, and investing in the Series is no exception. Since the Series' holdings can vary significantly from broad market indexes, performance of the Series can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Series' principal investments and certain of the Series' non-principal investments and strategies. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.
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8  NEW JERSEY MONEY MARKET SERIES                          [ICON] (800) 225-1852

HOW THE SERIES INVESTS
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INVESTMENT TYPE

------------------------------------------------------------------------------------
% OF SERIES' TOTAL ASSETS             RISKS                    POTENTIAL REWARDS
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
  MUNICIPAL BONDS           -- Concentration               -- Tax-exempt interest
                                 risk--the risk that           income, except with
  AT LEAST 80%                  bonds may lose value           respect to certain
                                because of political,          bonds, such as
                                economic or other              private activity
                                events affecting               bonds, which are
                                issuers of New Jersey          subject to the
                                obligations                    federal alternative
                            -- Credit risk--the risk           minimum tax (AMT)
                                that the borrower
                                can't pay back the
                                money borrowed or
                                make interest
                                payments
                            -- Market risk--the risk
                                that bonds will lose
                                value in the market
                                because interest
                                rates change or there
                                is a lack of
                                confidence in the
                                borrower
                            -- Illiquidity risk--the
                                 risk that it may be
                                difficult to value
                                precisely and sell at
                                time or price desired
                            -- Nonappropriation
                                 risk--the risk that
                                the municipality may
                                not include the bond
                                obligations in future
                                budgets
                            -- Tax risk--the risk
                                 that federal, state
                                or local income tax
                                rates may decrease,
                                which could decrease
                                demand for municipal
                                bonds, or that a
                                change in law may
                                limit or eliminate
                                exemption of interest
                                on municipal bonds
                                from such taxes
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HOW THE SERIES INVESTS
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INVESTMENT TYPE (CONT'D)

------------------------------------------------------------------------------------
% OF SERIES' TOTAL ASSETS             RISKS                    POTENTIAL REWARDS
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
  MUNICIPAL ASSET-BACKED    -- Prepayment risk--the        -- Regular interest
  SECURITIES                    risk that the                   income
                                underlying bonds may       -- Pass-through
  PERCENTAGE VARIES             be prepaid, partially          instruments provide
                                or completely,                 greater
                                generally during               diversification than
                                periods of falling             direct ownership of
                                interest rates, which          municipal bonds
                                could adversely
                                effect yield to
                                maturity and could
                                require the Series to
                                reinvest in lower
                                yielding bonds
                            -- Credit risk--the risk
                                that the underlying
                                municipal bonds will
                                not be paid by
                                issuers or by credit
                                insurers or
                                guarantors of such
                                instruments. Some
                                municipal
                                asset-backed
                                securities are
                                unsecured or secured
                                by lower-rated
                                insurers or
                                guarantors and thus
                                may involve greater
                                risk
                            -- Market risk
                            -- Tax risk
------------------------------------------------------------------------------------
  VARIABLE/FLOATING RATE    -- Value lags value of         -- May offer protection
  SECURITIES                    fixed-rate securities          against interest rate
                                when interest rates            changes
  PERCENTAGE VARIES             change
------------------------------------------------------------------------------------

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10  NEW JERSEY MONEY MARKET SERIES                         [ICON] (800) 225-1852

HOW THE SERIES INVESTS
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INVESTMENT TYPE (CONT'D)

------------------------------------------------------------------------------------
% OF SERIES' TOTAL ASSETS             RISKS                    POTENTIAL REWARDS
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
  WHEN-ISSUED AND           -- May magnify underlying      -- May magnify underlying
  DELAYED-DELIVERY              investment losses              investment gains
  SECURITIES                -- Investment costs may
                                exceed potential
  PERCENTAGE VARIES             underlying investment
                                gains
------------------------------------------------------------------------------------
  ILLIQUID SECURITIES       -- May be difficult to         -- May offer more
                                value precisely                attractive yield or
  UP TO 10% OF NET ASSETS   -- May be difficult to             potential for growth
                                 sell at the time or           than more widely
                                price desired                  traded securities
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HOW THE SERIES IS MANAGED
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BOARD OF TRUSTEES
The Fund's Board of Trustees oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

MANAGER
PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NEW JERSEY 07102-4077

    Under a management agreement with the Fund, PIFM manages the Series' investment operations and administers its business affairs. For the fiscal year ended August 31, 1999, the Series paid PIFM management fees of .50% of the Series' average net assets.
    PIFM and its predecessors have served as manager or administrator to
investment companies since 1987. As of              , 1999, PIFM served as the
Manager to all       of the Prudential mutual funds, and as Manager or
administrator to       closed-end investment companies, with aggregate assets of
approximately $      billion.

INVESTMENT ADVISER
The Prudential Investment Corporation, called Prudential Investments, is the Series' investment adviser. Its address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102. PIFM has responsibility for all investment advisory services, supervises Prudential Investments and reimburses Prudential Investments for its reasonable costs and expenses.
    Prudential Investments Fixed Income Group is organized into teams that specialize in different market sectors. The Fixed Income Policy Committee, which is comprised of senior investment staff from each sector team, provides guidance to the teams regarding duration risk, asset allocations and general risk parameters. Portfolio managers contribute bottom-up security selection within those guidelines. The Money Market Sector Team, headed by Joseph Tully, is responsible for overseeing the day-to-day management of the Series.
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12  NEW JERSEY MONEY MARKET SERIES                         [ICON] (800) 225-1852

HOW THE SERIES IS MANAGED
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DISTRIBUTOR
Prudential Investment Management Services LLC (PIMS) distributes the Series' shares under a Distribution Agreement with the Fund. The Fund has a Distribution and Service Plan under Rule 12b-1 of the Investment Company Act. Under the Plan and the Distribution Agreement, PIMS pays the expenses of distributing the Series' shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services. These fees--known as 12b-1--shown in the "Fees and Expenses" tables.

YEAR 2000 READINESS DISCLOSURE
The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000. The Fund and its Board receive, and have received since early 1998, satisfactory quarterly reports from the principal service providers as to their preparations for year 2000 readiness, although there can be no assurance that the service providers (or other securities market participants) will successfully complete the necessary changes in a timely manner. Moreover, the Fund at this time has not considered retaining alternative service providers or directly undertaken efforts to achieve year 2000 readiness, the latter of which would involve substantial expenses without an assurance of success.
    Additionally, issuers of securities generally, as well as those purchased by the Series, may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/ or a specific issuer's performance and result in a decline in the value of the securities held by the Series.
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SERIES DISTRIBUTIONS AND TAX ISSUES
-------------------------------------

Investors who buy shares of the Series should be aware of some important tax issues. For example, the Series distributes DIVIDENDS of ordinary income and any REALIZED NET CAPITAL GAINS to shareholders. Dividends generally will be exempt from federal and New Jersey state income taxes. If, however, the Series invests in taxable obligations, it will pay dividends that are not exempt from these income taxes.
    The following briefly discusses some of the important state and federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS
The Series distributes DIVIDENDS of any net investment income to shareholders every month. For example, if the Series owns a City XYZ bond and the bond pays interest, the Series will pay out a portion of this interest as a dividend to its shareholders, assuming the Series' income is more than its costs and expenses. These dividends generally will be EXEMPT FROM FEDERAL INCOME TAXES, as long as 50% or more of the value of the Series' assets at the end of each quarter is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes.
    As we mentioned before, the Series will concentrate its investments in New Jersey obligations. In addition to being exempt from federal taxes, Series' dividends are EXEMPT FROM NEW JERSEY STATE INCOME TAXES FOR NEW JERSEY RESIDENT INDIVIDUALS and NEW JERSEY TRUSTS AND ESTATES to the extent such dividends are derived from interest payments on and gain realized from the sale or exchange of New Jersey obligations. Dividends attributable to the interest on taxable bonds held by the Series, market discount on taxable and tax-exempt obligations and certain short-term capital gains, however, will be subject to federal, state and local income tax at ordinary income tax rates.
    Some shareholders may be subject to federal alternative minimum tax (AMT) liability. Tax-exempt interest from certain bonds is treated as an item of tax preference, and may be attributed to shareholders. A portion of all tax-exempt interest is includable as an upward adjustment in determining a corporation's alternative minimum taxable income. These rules could make you liable for the AMT.
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14  NEW JERSEY MONEY MARKET SERIES                         [ICON] (800) 225-1852

SERIES DISTRIBUTIONS AND TAX ISSUES
------------------------------------------------

    Although the Series is not likely to realize capital gains because of the types of securities we purchase, any REALIZED NET CAPITAL GAINS will be paid to shareholders (typically once a year). Capital gains are generated when the Series sells assets for a profit.
    For your convenience, Series distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Series. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker you will receive a credit to your account. Either way, the distributions may be subject is taxes. For more information about Automatic Reinvestment and other shareholder services, see "How to Buy, Sell and Exchange Shares of the Series--How To Buy Shares" at Step 3: Additional Shareholder Services.

TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year.
    Series distributions are generally taxable in the year they are received, except where we declare certain dividends in December of a calendar year but actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders are not eligible for the 70% dividends-received deduction on dividends paid by the Series.

WITHHOLDING TAXES
If federal law requires you to provide the Series with your tax identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to back-up withholding, we generally withhold and pay to the U.S. Treasury 31% of your distributions and gross sale proceeds. Dividends of net investment income and short-term capital gains paid to a NONRESIDENT FOREIGN SHAREHOLDER generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.
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HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
-------------------------------------

HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Series for you, call PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 15020
NEW BRUNSWICK, NJ 08906-5020

    To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Series, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Series) or suspend or modify the Series' sale of its shares.
    Except as noted below, the minimum initial investment for Series shares is $1,000 and the minimum subsequent investment is $100. All minimum investment requirements are waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors.

PURCHASES THROUGH PRUDENTIAL SECURITIES
Purchases of shares of the Series through Prudential Securities are made through automatic investment procedures (the Autosweep program). You cannot purchase shares through Prudential Securities other than through the Autosweep program, except as specifically provided (that is, you cannot make a manual purchase).
    The Autosweep program allows you to designate a money market fund as your primary money sweep fund. If you do not designate a primary money sweep fund, Prudential MoneyMart Assets, Inc. will automatically be your primary money sweep fund. You have the option to change your primary money sweep fund at any time by notifying your Prudential Securities Financial Advisor. The following discussion assumes that you have selected the Series as your primary money sweep fund.
    For individual retirement accounts (IRAs) and benefit plans in the Autosweep program, all credit balances (that is, immediately available
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16  NEW JERSEY MONEY MARKET SERIES                         [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
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funds) of $1.00 or more will be invested in the Series on a daily basis. Prudential Securities will arrange for the investment of the credit balance in the Series and will purchase shares of the Series equal to that amount. This will occur on the business day following the availability of the credit balance. Prudential Securities may use and retain the benefit of credit balances in your account until Series shares are purchased.
    For accounts other than IRAs and benefit plans, shares of the Series will be purchased as follows:

     -- When your account has a credit balance of $10,000 or more, Prudential Securities will arrange for the automatic purchase of shares of the Series. This will occur on the business day following the availability of the credit balance

     -- When your account has a credit balance that results from a securities sale totaling $1,000 or more, the available cash will be invested in the Series on the settlement date

     -- For all other credit balances of $1.00 or more, shares will be purchased automatically at least once a month on the last business day of each month
    Purchases through Autosweep are subject to a minimum initial investment of $1,000, which is waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors. You will begin earning dividends on your shares purchased through the Autosweep program on the first business day after the order is placed. Prudential Securities will purchase shares of the Series at the price determined at 4:30 p.m. New York Time on the business day following the existence of the credit balance, which is the second business day after the availability of the credit balance. Prudential Securities will use and retain the benefit of credit balances in your account until Series shares are purchased.
    Your investment in the Series will be held in the name of Prudential Securities. Prudential Securities will receive all statements and dividends from the Fund and will, in turn, send you account statements showing your purchases, sales and dividends.
    The charges and expenses of the Autosweep program are not reflected in the Fees and Expenses tables. For information about participating in the Autosweep program, you should contact your Prudential Securities Financial Advisor.
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HOW TO BUY, SELL AND
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PURCHASES THROUGH THE PRUDENTIAL ADVANTAGE ACCOUNT PROGRAM
The Prudential Advantage Account Program (the Advantage Account Program) is a financial services program available to clients of Pruco Securities Corporation (Pruco) and provides for an automatic investment procedure similar to the Autosweep program. The Advantage Account Program consists of two types of accounts: the Investor Account and the Advantage Account, which offers additional services, such as a debit card and check writing.
    The Advantage Account Program allows you to designate a money market fund as your primary money sweep fund. If you do not designate a primary money sweep fund, Prudential MoneyMart Assets, Inc. will automatically be your primary money sweep fund. You have the option to change your primary money sweep fund at any time by notifying your Pruco representative or the Advantage Service Center. The following discussion assumes that you have selected the Series as your primary money sweep fund.
    With the Advantage Account as well as the Investor Account for benefit plans and individual retirement accounts (IRAs), all credit balances (that is, immediately available funds) of $1.00 or more will be invested in the Series on a daily basis. Prudential Securities (Pruco's clearing broker) arranges for the investment of the credit balance in the Series and will purchase shares of the Series equal to that amount. This will occur on the business day following the availability of the credit balance. Prudential Securities may use and retain the benefit of credit balances in your account until Series shares are purchased.
    If you have an Investor Account (non-IRAs), shares of the Series will be purchased as follows:

     -- When your account has a credit balance of $10,000 or more, Prudential Securities will arrange for the automatic purchase of shares of the Series with all cash balances of $1.00 or more. This will occur on the business day following the availability of the credit balance

     -- When your account has a credit balance that results from a securities sale totaling more than $1,000, all cash balances of $1.00 or more will be invested in the Series on the business day following the settlement date
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18  NEW JERSEY MONEY MARKET SERIES                         [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
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     -- For all other credit balances of $1.00 or more, shares will be purchased automatically at least once a month on the last business day of each month
    You will begin earning dividends on your shares purchased through the Advantage Account Program on the first business day after the order is placed. Prudential Securities will purchase shares of the Series at the price determined at 4:30 p.m. New York Time on the business day following the availability of the credit balance. Prudential Securities will use and retain the benefit of credit balances in your account until Series shares are purchased.
    Purchases of, withdrawals from and dividends from the Series will be shown on your Advantage Account or Investor Account statement.
    The charges and expenses of the Advantage Account Program are not reflected in the Fees and Expenses tables. For information about participating in the Advantage Account Program, you should call (800) 235-7637.

PURCHASES THROUGH THE COMMAND PROGRAM OR THE BUSINESSEDGE PROGRAM. Class A shares of the Series are available to shareholders who participate in either the corporate COMMAND-SM- Account Program (the COMMAND Program), which is available through Prudential Securities, or the Prudential BusinessEdge-SM- Account Program (the BusinessEdge Program), which is available either through Prudential Securities or Pruco. These programs offer integrated financial services that link together various product components with the ability to invest in shares of the Series. If you participate in the COMMAND Program or the BusinessEdge Program, your purchase of Series shares must be made through your Prudential Securities Financial Advisor or your Pruco broker, as applicable. [There are no minimum investment requirements for COMMAND Program or BusinessEdge Program participants.]

MANUAL PURCHASES
You may make a manual purchase (that is, a non-money market sweep purchase) of Series shares in either of the following situations:

     -- You do not participate in a money market sweep program (E.G., the Autosweep program or the Advantage Account Program), or
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HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
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     -- You participate in a money market sweep program, but the Series is not designated as your primary money market sweep fund.
    The minimum initial investment for a manual purchase for shares of the Series is $1,000 and the minimum subsequent investment is $100, except that all minimum investment requirements are waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors.
    If you make a manual purchase through Prudential Securities, Prudential Securities will place your order for shares of the Series on the business day after the purchase order is received for settlement that day, which is the second business day after receipt of the purchase order by Prudential Securities. Prudential Securities may use and retain the benefit of credit balances in a client's brokerage account until monies are delivered to the Series (Prudential Securities delivers federal funds on the business day after settlement).
    If you make a manual purchase through the Fund's Distributor, through your broker or dealer (other than Prudential Securities) or directly from the Fund, shares will be purchased at the net asset value next determined after receipt of your order and payment in proper form. When your payment is received by 4:30 p.m., New York Time, shares will be purchased that day and you will begin to earn dividends on the following business day. If you purchase shares through a broker or dealer, your broker or dealer will forward your order and payment to the Fund. You should contact your broker or dealer for information about services that they may provide, including an automatic sweep feature. Transactions in Series shares may be subject to postage and other charges imposed by your broker or dealer. Any such charge is retained by your broker or dealer and is not sent to the Fund.

STEP 2: UNDERSTANDING THE PRICE YOU'LL PAY
When you invest in a mutual fund, you buy shares of the Series. Shares of a money market mutual fund, like the Series, are priced differently than shares of common stock and other securities.
    The price you pay for each share of the Series is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation: it's the total value of the Series (assets minus liabilities) divided by the total number of shares
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20  NEW JERSEY MONEY MARKET SERIES                         [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
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outstanding. In determining NAV, the Series values its securities using the amortized cost method. The Series seeks to maintain an NAV of $1 per share at all times. Your broker may charge you a separate or additional fee for purchases of shares.
    We determine the NAV of our shares once each business day at 4:30 p.m. New York Time on days that the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed on national holidays and Good Friday. We do not determine NAV on days when we have not received any orders to purchase, sell, or exchange or when changes in the value of the Series' portfolio do not affect the NAV.

STEP 3: ADDITIONAL SHAREHOLDER SERVICES
As a Series shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Series Distributions and Tax Issues" section, the Series pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Series at NAV. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTENTION: ACCOUNT MAINTENANCE
P.O. BOX 15015
NEW BRUNSWICK, NJ 08906-5015

THE PRUTECTOR PROGRAM. Optional group term life insurance -- which protects the value of your Prudential mutual fund investment for your beneficiaries against market declines -- is available to investors who purchase their shares through Prudential. This insurance is subject to various restrictions and charges and is not available in all states.

REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which
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HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
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contain important financial information about the Series. To reduce Series expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.

HOW TO SELL YOUR SHARES
You can sell your shares of the Series at any time, subject to certain restrictions.
    When you sell shares of the Series--also known as REDEEMING shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, he must receive your order to sell by 4:30 p.m. New York Time to process the sale on that day. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTENTION: REDEMPTION SERVICES
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

    Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay payment of your proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES. There are certain times when you may not be able to sell shares of the Series or when we may delay paying you the proceeds from a sale. This may happen during unusual market conditions or emergencies when the Series can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."
    If you are selling more than $50,000 of shares, if you want the check sent to someone or some place that is not in our records, or you are a business or trust, and if you hold your shares directly with the Transfer
-------------------------------------------------------------------
22  NEW JERSEY MONEY MARKET SERIES                         [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

Agent, you may have to have the signature on your sell order guaranteed by a financial institution.

REDEMPTION IN KIND. If the sales of Series shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Series' net assets, we can then give you securities from the Series' portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

AUTOMATIC REDEMPTION FOR AUTOSWEEP. If you participate in the Autosweep program, your Series shares may be automatically redeemed to cover any deficit in your Prudential Securities account. The amount redeemed will be the nearest dollar amount necessary to cover the deficit.
    The amount of the redemption will be the lesser of the total value of Series shares held in your Prudential Securities account or the deficit in your Prudential Securities account. If you use this automatic redemption procedure and want to pay for a securities transaction in your account other than through this procedure, you must deposit cash in your securities account before the settlement date. If you use this automatic redemption procedure and want to pay any other deficit in your securities account other than through this procedure, you must deposit cash in your securities account before you incur the deficit.
    Redemptions are automatically made by Prudential Securities, to the nearest dollar, on each day to satisfy deficits from securities transactions or to honor your redemption requests. Your account will be automatically scanned for deficits each day and, if there is insufficient cash in your account, we will redeem an appropriate number of shares of the Series at the next determined NAV to satisfy any remaining deficit. You are entitled to any dividends declared on the redeemed shares through the day before the redemption is made. Dividends declared on the redemption date will be retained by Prudential Securities, which has advanced monies to satisfy deficits in your account.

AUTOMATIC REDEMPTION FOR THE ADVANTAGE ACCOUNT. If you participate in the Advantage Account Program, your Series shares may be automatically redeemed to cover any deficit in your securities account. The amount redeemed will be the nearest dollar amount necessary to cover the deficit.
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

    The amount of the redemption will be the lesser of the total value of Series shares held in your securities account or the deficit in your securities account. A deficit in your Advantage Account may result from activity arising under the program, such as debit balances incurred by the use of the Visa-Registered Trademark- Account, including Visa purchases, cash advances and Visa Account checks. Your account will be automatically scanned for deficits each day and, if there is insufficient cash in your account, we will redeem an appropriate number of shares of the Series to satisfy any remaining deficit. You are entitled to any dividends declared on the redeemed shares through the day before the redemption is made. Dividends declared on the redemption date will be retained by Prudential Securities, which has advanced monies to satisfy deficits in your account.
    Redemptions are automatically made by Prudential Securities, to the nearest dollar, on each day to satisfy deficits from securities transactions or to honor your redemption requests.

AUTOMATIC REDEMPTION FOR THE COMMAND PROGRAM OR THE BUSINESSEDGE PROGRAM If you participate in the COMMAND Program or the BusinessEdge Program, your Series shares will be automatically redeemed to cover any deficit in your account. The amount of the redemption will be the nearest dollar amount necessary to cover the deficit.
    The amount of the redemption will be the lesser of the total value of Series shares held in your account or the deficit in your account. A deficit in your COMMAND Program account or BusinessEdge Program account may result from activity arising under the Program, such as debit balances incurred by the use of the Visa-Registered Trademark- Gold Debit Card Account (for the COMMAND Program) or the BusinessEdge Visa-Registered Trademark- Debit Card Account (for the BusinessEdge Program), as well as ATM transactions, cash advances and Program account checks. Your account will be automatically scanned for deficits each day and, if there is insufficient cash in your account, we will redeem an appropriate number of shares of the Series to satisfy any remaining deficit. You are entitled to any dividends declared on the redeemed shares through the day before the redemption is made. Dividends declared on the redemption date will be retained by Prudential Securities or Pruco, as applicable, which has advanced monies to satisfy deficits in your account.
-------------------------------------------------------------------
24  NEW JERSEY MONEY MARKET SERIES                         [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

    Redemptions are automatically made, to the nearest dollar, on each day to satisfy account deficits or to honor your redemption requests.

MANUAL REDEMPTION FOR THE COMMAND PROGRAM OR THE BUSINESSEDGE PROGRAM If you participate in the COMMAND Program or the BusinessEdge Program, you may redeem your Series shares by submitting a written request to your Prudential Securities Financial Advisor or Pruco broker, as applicable. You should not send a manual redemption request to the Fund. If you do, we will forward the request to Prudential Securities or Pruco, as appropriate, which could delay your requested redemption.
    The proceeds from a manual redemption will immediately become a free cash balance in your Program account and will be automatically invested in the money market mutual fund that you selected as the "Primary Fund" for cash sweeps in your account. Both the COMMAND Program and the BusinessEdge Program require that your written redemption request be signed by all persons in whose name Series shares are registered, exactly as they appear on your Program account client statement. In certain situations, additional documents such as trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority may be required.
    Under the COMMAND Program, Prudential Securities has the right to terminate your Program account at any time for any reason. Likewise, under the BusinessEdge Program, Prudential Securities or Pruco, as applicable, has the right to terminate your Program account at any time for any reason. If a Program account is terminated, all shares of the Series held in the account will be redeemed.

HOW TO EXCHANGE YOUR SHARES
You can exchange your shares of the Series for shares in certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements of such other Prudential mutual fund. You can exchange shares of the Series for Class A shares of another Prudential mutual fund, but you can't exchange Series shares for Class B, Class C or Class Z shares, except that shares purchased prior to January 22, 1990 that are subject to a contingent deferred sales charge can be exchanged for Class B shares.
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

    If you hold shares through a broker, you must exchange shares through your broker. Otherwise, contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

    When you exchange shares of the Series for Class A shares of any other Prudential mutual fund, you will be subject to any sales charge that may be imposed by such other Prudential mutual fund. The sales charge is imposed at the time of your exchange.

FREQUENT TRADING
Frequent trading of Series shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Series' investments. When market timing occurs, the Series may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Series' performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Series will have to invest. When in our opinion such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Series by any person, group or commonly controlled accounts. The Fund may notify a market timer of rejection of an exchange purchase order after the day the order is placed. If the Fund allows a market timer to trade Series shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.
-------------------------------------------------------------------
26  NEW JERSEY MONEY MARKET SERIES                         [ICON] (800) 225-1852

FINANCIAL HIGHLIGHTS
-------------------------------------

The financial highlights will help you evaluate the Series' financial performance. The TOTAL RETURN in the chart represents the rate that a shareholder earned on an investment in the Series, assuming reinvestment of all dividends and other distributions. The information is for shares of the Series for the periods indicated.
    Review this chart with the financial statements which appear in the SAI. Additional performance information is contained in the annual report, which you can receive at no charge.
    The financial highlights for the three fiscal years ended August 31, 1999
were audited by                      LLP, independent accountants, and the
financial highlights for the two years ended August 31, 1996 were audited by other independent auditors, whose reports were unqualified.

SERIES SHARES (FISCAL YEAR ENDED 8-31)

-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE         1999            1998            1997            1996            1995
-----------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF
  YEAR                                   --                 $1.00           $1.00           $1.00           $1.00
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income and net
  realized gains                         --                   .03             .03(2)           .03(2)           .03(2)
 Dividends and distributions to
  shareholders                          (--)                 (.03)           (.03)           (.03)           (.03)
 NET ASSET VALUE, END OF YEAR            --                 $1.00           $1.00           $1.00           $1.00
 TOTAL RETURN(1)                                            2.87%           2.82%           2.92%           3.15%
---------------------------------
-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                1999            1998            1997            1996            1995
-----------------------------------------------------------------------------------------------------------------
----------------------------------
 NET ASSETS, END OF YEAR (000)           $--             $200,915        $199,472        $181,396        $182,453
 AVERAGE NET ASSETS (000)                $--             $198,647        $196,223        $192,617        $171,223
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  fee                                    --%                 .73%            .73%(2)          .70%(2)          .64%(2)
 Expenses, excluding distribution
  fee                                    --%                 .60%            .60%(2)          .57%(2)          .51%(2)
 Net investment income                   --%                2.82%           2.78%(2)         2.89%(2)         3.11%(2)
 Portfolio turnover                      --                    --              --              --              --
---------------------------------

1                       TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER
                        DISTRIBUTIONS. IT IS CALCULATED ASSUMING SHARES ARE
                        PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH
                        PERIOD REPORTED.
2                       NET OF CUSTODIAN FEE CREDIT.

--------------------------------------------------------------------------------

THE PRUDENTIAL MUTUAL FUND FAMILY
-------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or dealer or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
PRUDENTIAL DISTRESSED SECURITIES FUND, INC.
PRUDENTIAL EMERGING GROWTH FUND, INC.
PRUDENTIAL EQUITY FUND, INC.
PRUDENTIAL EQUITY INCOME FUND
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL SMALL-CAP INDEX FUND
  PRUDENTIAL STOCK INDEX FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL JENNISON GROWTH FUND
  PRUDENTIAL JENNISON GROWTH & INCOME FUND
PRUDENTIAL MID-CAP VALUE FUND
PRUDENTIAL REAL ESTATE SECURITIES FUND
PRUDENTIAL SECTOR FUNDS, INC.
  PRUDENTIAL FINANCIAL SERVICES FUND
  PRUDENTIAL HEALTH SCIENCES FUND
  PRUDENTIAL TECHNOLOGY FUND
  PRUDENTIAL UTILITY FUND
PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
PRUDENTIAL SMALL COMPANY VALUE FUND, INC.
PRUDENTIAL TAX-MANAGED EQUITY FUND
PRUDENTIAL 20/20 FOCUS FUND
NICHOLAS-APPLEGATE FUND, INC.
  NICHOLAS-APPLEGATE GROWTH EQUITY FUND
TARGET FUNDS
  LARGE CAPITALIZATION GROWTH FUND
  LARGE CAPITALIZATION VALUE FUND
  SMALL CAPITALIZATION GROWTH FUND
  SMALL CAPITALIZATION VALUE FUND
ASSET ALLOCATION/BALANCED FUNDS
PRUDENTIAL BALANCED FUND
PRUDENTIAL DIVERSIFIED FUNDS
  CONSERVATIVE GROWTH FUND
  MODERATE GROWTH FUND
  HIGH GROWTH FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL ACTIVE BALANCED FUND
GLOBAL FUNDS
GLOBAL STOCK FUNDS
PRUDENTIAL DEVELOPING MARKETS FUND
  PRUDENTIAL DEVELOPING MARKETS EQUITY FUND
  PRUDENTIAL LATIN AMERICA EQUITY FUND
PRUDENTIAL EUROPE GROWTH FUND, INC.
PRUDENTIAL GLOBAL GENESIS FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL EUROPE INDEX FUND
  PRUDENTIAL PACIFIC INDEX FUND
PRUDENTIAL NATURAL RESOURCES FUND, INC.
PRUDENTIAL PACIFIC GROWTH FUND, INC.
PRUDENTIAL WORLD FUND, INC.
  GLOBAL SERIES
  INTERNATIONAL STOCK SERIES
GLOBAL UTILITY FUND, INC.
TARGET FUNDS
  INTERNATIONAL EQUITY FUND

-------------------------------------------------------------------
28  NEW JERSEY MONEY MARKET SERIES                         [ICON] (800) 225-1852

THE PRUDENTIAL MUTUAL FUND FAMILY
-------------------------------------

GLOBAL BOND FUNDS
PRUDENTIAL GLOBAL LIMITED MATURITY FUND, INC.
  LIMITED MATURITY PORTFOLIO
PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
PRUDENTIAL INTERMEDIATE GLOBAL
  INCOME FUND, INC.
PRUDENTIAL INTERNATIONAL BOND FUND, INC.
BOND FUNDS
TAXABLE BOND FUNDS
PRUDENTIAL DIVERSIFIED BOND FUND, INC.
PRUDENTIAL GOVERNMENT INCOME FUND, INC.
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  SHORT-INTERMEDIATE TERM SERIES
PRUDENTIAL HIGH YIELD FUND, INC.
PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL BOND MARKET INDEX FUND
PRUDENTIAL STRUCTURED MATURITY FUND, INC.
  INCOME PORTFOLIO
TARGET FUNDS
  TOTAL RETURN BOND FUND
TAX-EXEMPT BOND FUNDS
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA SERIES
  CALIFORNIA INCOME SERIES
PRUDENTIAL MUNICIPAL BOND FUND
  HIGH INCOME SERIES
  INSURED SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  FLORIDA SERIES
  MASSACHUSETTS SERIES
  NEW JERSEY SERIES
  NEW YORK SERIES
  NORTH CAROLINA SERIES
  OHIO SERIES
  PENNSYLVANIA SERIES
PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
CASH ACCUMULATION TRUST
  LIQUID ASSETS FUND
  NATIONAL MONEY MARKET FUND
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  MONEY MARKET SERIES
  U.S. TREASURY MONEY MARKET SERIES
PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
  MONEY MARKET SERIES
PRUDENTIAL MONEYMART ASSETS, INC.
TAX-FREE MONEY MARKET FUNDS
PRUDENTIAL TAX-FREE MONEY FUND, INC.
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA MONEY MARKET SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  CONNECTICUT MONEY MARKET SERIES
  MASSACHUSETTS MONEY MARKET SERIES
  NEW JERSEY MONEY MARKET SERIES
  NEW YORK MONEY MARKET SERIES
COMMAND FUNDS
COMMAND MONEY FUND
COMMAND GOVERNMENT FUND
COMMAND TAX-FREE FUND
INSTITUTIONAL MONEY MARKET FUNDS
PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.
  INSTITUTIONAL MONEY MARKET SERIES

--------------------------------------------------------------------------------

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 15005
NEW BRUNSWICK, NJ 08906-5005
(800) 225-1852
(732) 417-7555
  (if calling from outside the U.S.)

--------------------------------
Outside Brokers Should Contact:
PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC
P.O. BOX 15035
NEW BRUNSWICK, NJ 08906-5035
(800) 778-8769

------------------------------------
Visit Prudential's Web Site At:
http://www.prudential.com

--------------------------------
Additional information about the Fund can be obtained without charge and can be found in the following documents:

-- Statement of Additional Information (SAI) (incorporated by reference into this prospectus)

--    Annual Report

--    Semi-Annual Report

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-6009
  (The SEC charges a fee to copy documents.)

In Person:
Public Reference Room in
Washington, DC
  (For hours of operation, call 1(800) SEC-0330)

Via the Internet:
http://www.sec.gov

--------------------------------
CUSIP Number: 74435M-76-2

Investment Company Act File No:

811-4023

                                               M Printed on Recycled Paper

TYPE OF FUND:
-------------------------------------
Tax-exempt bond

INVESTMENT OBJECTIVE:
-------------------------------------
Maximize current income that is exempt from New
York State, New York City and federal income taxes consistent with the preservation of capital

                                     [LOGO]

PRUDENTIAL
MUNICIPAL
SERIES FUND

---------------------------------------------------------------
NEW YORK SERIES
PROSPECTUS: DECEMBER   , 1999

As with all mutual funds, the
Securities and Exchange Commission has
not approved or disapproved the
Series' shares, nor has the SEC
determined that this prospectus is
complete or accurate. It is a criminal
offense to state otherwise.                        [LOGO]

TABLE OF CONTENTS
-------------------------------------

1       RISK/RETURN SUMMARY
1       Investment Objective and Principal Strategies
1       Principal Risks
2       Evaluating Performance
4       Fees and Expenses

6       HOW THE SERIES INVESTS
6       Investment Objective and Policies
8       Other Investments and Strategies
10      Investment Risks

15      HOW THE SERIES IS MANAGED
15      Board of Trustees
15      Manager
15      Investment Adviser
17      Distributor
17      Year 2000 Readiness Disclosure

19      SERIES DISTRIBUTIONS AND TAX ISSUES
19      Distributions
20      Tax Issues
21      If You Sell or Exchange Your Shares

22      HOW TO BUY, SELL AND EXCHANGE SHARES OF THE SERIES
22      How to Buy Shares
30      How to Sell Your Shares
33      How to Exchange Your Shares

35      FINANCIAL HIGHLIGHTS
36      Class A Shares
37      Class B Shares
38      Class C Shares
39      Class Z Shares

40      THE PRUDENTIAL MUTUAL FUND FAMILY

A-1     APPENDIX A: DESCRIPTION OF SECURITY RATINGS

        FOR MORE INFORMATION (Back Cover)

-------------------------------------------------------------------
NEW YORK SERIES                               [ICON] (800) 225-1852

RISK/RETURN SUMMARY
-------------------------------------

This section highlights key information about the NEW YORK SERIES (the Series) of the PRUDENTIAL MUNICIPAL SERIES FUND (the Fund). Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Our investment objective is to maximize CURRENT INCOME that is EXEMPT FROM NEW YORK STATE, NEW YORK CITY AND FEDERAL INCOME TAXES, consistent with the PRESERVATION OF CAPITAL. This means we invest primarily in New York state and municipal bonds, which are debt obligations or fixed income securities, including notes, commercial paper and other securities, as well as obligations of other issuers that pay interest income that is exempt from those taxes (collectively called "New York obligations"). In conjunction with our investment objective, we may invest in debt obligations with the potential for capital gain.
    To achieve our objective, we normally invest so that at least 80% of the income from the Series' investments will be exempt from New York State, New York City and federal income taxes or the Series will invest at least 80% of its total assets in New York obligations. We normally invest at least 70% of the Series' total assets in "investment grade" debt obligations, which are debt obligations rated at least BBB by Standard & Poor's Ratings Group (S&P), Baa by Moody's Investors Service (Moody's), or comparably rated by another major rating service, and unrated debt obligations that we believe are comparable in quality. However, we may invest up to 30% of the Series' assets in "non-investment grade" or HIGH YIELD DEBT OBLIGATIONS, commonly known as "JUNK BONDS". The Series may invest in municipal bonds the interest and/or principal payments on which are insured by the bond issuers or other parties. The Series may also invest in certain municipal bonds the interest on which is subject to the federal alternative minimum tax (AMT). The dollar-weighted average maturity of the Series will normally be between 10 and 20 years.
    While we make every effort to achieve our objective, we can't guarantee success.

PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. The securities in which the Series invests are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due, as well as the risk that the securities may lose value because interest rates change or because there is a lack of confidence in the issuer. Bonds with
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

longer maturity dates typically produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates than bonds with shorter maturity dates. The Series invests in non-investment grade securities--also known as "junk bonds"--which have a higher risk of default and tend to be less liquid than higher-rated securities. Therefore, an investment in the Series may not be appropriate for short-term investing.
    The Series may purchase insured municipal bonds to reduce credit risks. Although insurance coverage reduces credit risks by providing that the insurer will make timely payment of interest and/or principal, it does not provide protection against the market fluctuations of insured bonds or fluctuations in the price of the shares of the Series. An insured municipal bond fluctuates in value largely based on factors relating to the insurer's creditworthiness or ability to satisfy its obligations.
    Bond prices and the Series' net asset value generally move in opposite directions from interest rates--if interest rates go up, the prices of the bonds in the Series' portfolio may fall because the bonds the Series holds won't, as a rule, pay as well as the newer bonds issued. Bonds that are issued when interest rates are high generally increase in value when interest rates fall.
    Municipal bonds may be subject to the risk that the borrower may not set aside funds to make the bond or lease payments.
    Because the Series will concentrate its investments in New York obligations, the Series is more susceptible to economic, political and other developments that may adversely affect issuers of New York obligations than a municipal bond fund that is not as geographically concentrated. For more information on the risks of investing in New York obligations, see "Description of the Fund, Its Investments and Risks" in the Statement of Additional Information.
    Like any mutual fund, an investment in the Series could lose value, and you could lose money. For more information about the risks associated with the Series, see "How the Series Invests--Investment Risks."
    An investment in the Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency.

EVALUATING PERFORMANCE
A number of factors--including risk--can affect how the Series performs. The following bar chart and table show the Series' performance for each full calendar year of operation for the last 10 years. The bar chart and table
-------------------------------------------------------------------
2  NEW YORK SERIES                                         [ICON] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

demonstrate the risk of investing in the Series by showing how returns can change from year to year and by showing how the Series' average annual total returns compare with a bond index and a group of similar mutual funds. Past performance does not mean that the Series will achieve similar results in the future.

ANNUAL RETURNS*--(CLASS B SHARES)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
BEST QUARTER:   % ( quarter of )
WORST QUARTER:  % ( quarter of )

* THESE ANNUAL RETURNS DO NOT INCLUDE SALES CHARGES. IF THE SALES CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. WITHOUT THE DISTRIBUTION AND SERVICE (12b-1) FEE WAIVER, THE ANNUAL RETURNS WOULD HAVE BEEN LOWER, TOO. THE TOTAL RETURN OF THE CLASS B SHARES FROM 1-1-99 TO 9-30-99
  WAS   %.

AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-98)

--------------------------------------------------------------------------------------------
                              1 YR         5 YRS         10 YRS          SINCE INCEPTION
--------------------------------------------------------------------------------------------
  Class A shares                  %             %           N/A            %  (since 1-22-90)
  Class B shares                  %             %             %            %  (since 9-13-84)
  Class C shares                  %           N/A           N/A            %  (since  8-1-94)
  Class Z shares                  %           N/A           N/A            %  (since 12-6-96)
  Muni Bond Index(2)              %             %             %       N/A
  Lipper Average(3)               %             %             %       N/A

1                       THE SERIES' RETURNS ARE AFTER DEDUCTION OF SALES CHARGES AND
                        EXPENSES.
2                       THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (MUNI BOND INDEX)
                        IS AN UNMANAGED INDEX OF OVER 21,000 MUNICIPAL BONDS WHICH
                        ARE GENERALLY REPRESENTATIVE OF THE LONG-TERM INVESTMENT
                        GRADE MUNICIPAL BOND MARKET. THESE RETURNS DO NOT INCLUDE
                        THE EFFECT OF ANY SALES CHARGES. THESE RETURNS WOULD BE
                        LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES. THE MUNI
                        BOND INDEX SINCE INCEPTION RETURNS ARE  % FOR CLASS A,  %
                        FOR CLASS B,  % FOR CLASS C AND  % FOR CLASS Z SHARES.
                        SOURCE: LEHMAN BROS.
3                       THE LIPPER NEW YORK MUNICIPAL DEBT FUNDS CATEGORY IS BASED
                        ON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THIS CATEGORY
                        AND DOES NOT INCLUDE THE EFFECT OF ANY SALES CHARGES. AGAIN,
                        THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF
                        SALES CHARGES. THE LIPPER RETURNS SINCE THE INCEPTION OF
                        EACH CLASS ARE  % FOR CLASS A,  % FOR CLASS B,  % FOR CLASS
                        C AND  % FOR CLASS Z SHARES. SOURCE: LIPPER, INC.

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

FEES AND EXPENSES
These tables show the sales charges, fees, and expenses that you may pay if you buy and hold shares of each share class of the Series--Class A, B, C, and Z. Each share class has different sales charges--known as loads--and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Series."

SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

------------------------------------------------------------------------------------------
                                                 CLASS A    CLASS B    CLASS C    CLASS Z
------------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on
   purchases (as a percentage of offering             3%       None         1%       None
   price)
  Maximum deferred sales charge (load) (as a
   percentage of the lower of original purchase
   price or sale proceeds)                          None         5%(2)      1%(3)    None
  Maximum sales charge (load) imposed on
   reinvested dividends and other distributions     None       None       None       None
  Redemption fees                                   None       None       None       None
  Exchange fee                                      None       None       None       None

ANNUAL SERIES OPERATING EXPENSES (DEDUCTED FROM SERIES ASSETS)

------------------------------------------------------------------------------------------
                                                 CLASS A    CLASS B    CLASS C    CLASS Z
------------------------------------------------------------------------------------------
  Management fees                                   .50%       .50%       .50%       .50%
  + Distribution (12b-1) and service fees(4)        .30%(4)    .50%    1.00%(4)      None
  + Other expenses                                     %          %          %          %
  = Total annual Series operating expenses(4)          %          %          %          %
  - Fee waiver or expense reimbursement(4)          .05%          %       .25%          %
  = NET ANNUAL SERIES OPERATING EXPENSES               %          %          %          %

1                       YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR
                        PURCHASES AND SALES OF SHARES.
2                       THE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B
                        SHARES DECREASES BY 1% ANNUALLY TO 1% IN THE FIFTH AND SIXTH
                        YEARS AND 0% IN THE SEVENTH YEAR. CLASS B SHARES CONVERT TO
                        CLASS A SHARES APPROXIMATELY SEVEN YEARS AFTER PURCHASE.
3                       THE CDSC FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN
                        18 MONTHS OF PURCHASE.
4                       FOR THE FISCAL YEAR ENDING AUGUST 31, 2000, THE DISTRIBUTOR
                        OF THE SERIES HAS CONTRACTUALLY AGREED TO REDUCE ITS
                        DISTRIBUTION AND SERVICE FEES FOR CLASS A AND CLASS C SHARES
                        TO .25 OF 1% AND .75 OF 1% OF THE AVERAGE DAILY NET ASSETS
                        OF THE CLASS A AND CLASS C SHARES, RESPECTIVELY.

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4  NEW YORK SERIES                                         [ICON] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

EXAMPLE
This example will help you compare the fees and expenses of the Series' different share classes and the cost of investing in the Series with the cost of investing in other mutual funds.
    The example assumes that you invest $10,000 in the Series for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A and Class C shares during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

---------------------------------------------------------------------------------------------
                                                   1 YR       3 YRS       5 YRS       10 YRS
---------------------------------------------------------------------------------------------
  Class A shares                                        $           $           $           $
  Class B shares                                        $           $           $           $
  Class C shares                                        $           $           $           $
  Class Z shares                                        $           $           $           $

You would pay the following expenses on the same investment if you did not sell your shares:

-----------------------------------------------------------------------------------------------
                                                     1 YR       3 YRS       5 YRS       10 YRS
-----------------------------------------------------------------------------------------------
  Class A shares                                          $           $           $           $
  Class B shares                                          $           $           $           $
  Class C shares                                          $           $           $           $
  Class Z shares                                          $           $           $           $

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HOW THE SERIES INVESTS
-------------------------------------

INVESTMENT OBJECTIVE AND POLICIES
The Series' investment objective is to maximize CURRENT INCOME that is EXEMPT FROM NEW YORK STATE, NEW YORK CITY AND FEDERAL INCOME TAXES consistent with the PRESERVATION OF CAPITAL. In conjunction with its investment objective, the Series may invest in debt securities with the potential for capital gain. While we make every effort to achieve our objective, we can't guarantee success.
    To achieve the Series' objective, we invest primarily in NEW YORK OBLIGATIONS, including New York state and municipal bonds as well as obligations of other issuers (such as issuers located in Puerto Rico, the Virgin Islands and Guam) that pay interest income that is exempt from New York State, New York City and federal income taxes. We normally invest so that at least 80% of the income from the Series' investments will be exempt from those taxes or the Series will have at least 80% of its total assets invested in New York obligations. The Series, however, may hold private activity bonds, which are municipal bonds the interest on which is subject to the federal alternative minimum tax (AMT).
    Municipal bonds include GENERAL OBLIGATION BONDS and REVENUE BONDS. General obligation bonds are obligations supported by the credit of an issuer that has the power to tax and are payable from that issuer's general revenues and not from any specific source. Revenue bonds, on the other hand, are payable from revenues from a particular source.
    We normally invest at least 70% of the Series' assets in "investment grade" obligations, which are obligations rated at least BBB by S&P, Baa by Moody's, or comparably rated by another major rating service, and unrated debt obligations that we believe are comparable in quality. We may also invest in insured municipal bonds. However, we may invest up to 30% of the Series' assets in HIGH YIELD OBLIGATIONS ("JUNK BONDS"). A rating is an assessment of the likelihood of timely repayment of interest and principal (with respect to a municipal bond) or claims (with respect to an insurer of a municipal bond) and can be useful when comparing different municipal bonds. These ratings are not a guarantee of quality. The opinions of the rating agencies do not reflect market risk and they may at times lag behind

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States and municipalities issue bonds in order to borrow money to finance a project. You can think of bonds as loans that investors make to the state, local government or other issuer. The government gets the cash needed to complete the project and investors earn income on their investment.
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6  NEW YORK SERIES                                         [ICON] (800) 225-1852

HOW THE SERIES INVESTS
------------------------------------------------

the current financial conditions of the issuer or insurer. An investor can evaluate the expected likelihood of debt repayment by an issuer by looking at its ratings as compared to another similar issuer.
    During the year ended August 31, 1999, the monthly dollar-weighted average ratings of the debt obligations held by the Series, expressed as a percentage of the Series' total assets, were as follows:

---------------------------------------------------------------------------------
                                                                 PERCENTAGES OF
RATINGS                                                        TOTAL INVESTMENTS
---------------------------------------------------------------------------------
  AAA/Aaa                                                                     xx%
  AA/Aa                                                                       xx%
  A/A                                                                         xx%
  BBB/Baa                                                                     xx%
  BB/Ba                                                                       xx%

    In determining which securities to buy and sell, the investment adviser will consider, among other things, yield, maturity, issue, quality characteristics and expectations regarding economic and political developments, including movements in interest rates and demand for municipal bonds. The investment adviser will seek to anticipate interest rate movements and will purchase and sell municipal bonds accordingly. The investment adviser will also consider the claims-paying ability with respect to insurers of municipal bonds. The investment adviser will also seek to take advantage of differentials in yields with respect to securities with similar credit ratings and maturities, but which vary according to the purpose for which they were issued. The investment adviser will also seek to take advantage of differentials in yields with respect to securities issued for similar purposes with similar maturities, but which vary according to ratings.
    The dollar-weighted average maturity of the obligations held by the Series generally ranges between 10 and 20 years.
    For more information, see "Investment Risks" and the Statement of Additional Information, "Description of the Fund, Its Investment and Risks." The Statement of Additional Information--which we refer to as the "SAI"--contains additional information about the Series. To obtain a copy, see the back cover page of this prospectus.
    The Series' investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of the Prudential Municipal Series Fund can change investment policies that are not fundamental.
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HOW THE SERIES INVESTS
------------------------------------------------

OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies, we may also make the following investments to try to increase the Series' returns or protect its assets if market conditions warrant.

MUNICIPAL LEASE OBLIGATIONS
The Series may invest in MUNICIPAL LEASE OBLIGATIONS. The interest and principal on municipal lease obligations are paid out of lease payments made by the party leasing the equipment or facilities that were acquired or built with the bonds. Typically, municipal lease obligations are issued by states or financing authorities to provide money for construction projects such as schools, offices or stadiums. The entity that leases the building or facility would be responsible for paying the interest and principal on the obligation.

MUNICIPAL ASSET-BACKED SECURITIES
The Series may invest in MUNICIPAL ASSET-BACKED SECURITIES. A municipal asset-backed security is a type of pass-through instrument that pays interest which is eligible for exclusion from federal income taxation based upon the income from an underlying pool of municipal bonds.

FLOATING RATE BONDS, VARIABLE RATE BONDS, INVERSE FLOATERS AND
SECONDARY INVERSE FLOATERS
The Series may invest in floating rate bonds, variable rate bonds, inverse floaters and secondary inverse floaters. FLOATING RATE BONDS are municipal bonds that have an interest rate that is set as a specific percentage of a designated rate, such as the rate on Treasury bonds or the prime rate at major commercial banks. The interest rate on floating rate bonds changes when there is a change in the designated rate. VARIABLE RATE BONDS are municipal bonds that have an interest rate that is adjusted, based on the market rate at a specified period. They generally allow the Series to demand payment of the bond on short notice for an amount that may be more or less than the amount paid. INVERSE FLOATERS are municipal bonds with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. SECONDARY INVERSE FLOATERS are municipal asset-backed securities with a floating or variable interest rate that moves in the opposite direction of the interest rate or another security or the value of an index.
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8  NEW YORK SERIES                                         [ICON] (800) 225-1852

HOW THE SERIES INVESTS
------------------------------------------------

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES
The Series may purchase municipal bonds on a "WHEN-ISSUED" or "DELAYED-DELIVERY" basis, without limit. When the Series makes this type of purchase, the price and rate are fixed at the time of purchase, but delivery and payment for the bonds take place at a later time. The Series does not earn interest income until the date the bonds are delivered.

REPURCHASE AGREEMENTS
The Series may use REPURCHASE AGREEMENTS where a party agrees to sell a security to the Series and then repurchase it at an agreed-upon price at a stated time. A repurchase agreement is like a loan by the Series to the other party which creates a fixed return for the Series.

LIQUIDITY PUTS
The Series may purchase and exercise PUTS on municipal bonds without limit. Puts give the Series the right to sell securities at a specified price and date. Puts may be acquired to reduce the risk of the securities subject to the puts, but puts may involve additional costs to the Series, which could reduce the Series' return.

TEMPORARY DEFENSIVE STRATEGY
For temporary defensive purposes, the Series may hold up to 100% of its assets in cash or investment-grade bonds, including bonds that are not exempt from state, local and federal income taxation. Investing heavily in these securities can limit our ability to achieve the Series' objective, but can help to preserve the Series' assets.

DERIVATIVE STRATEGIES
We may use various derivative strategies to try to improve the Series' returns or protect its assets, although we cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Series will not lose money. Derivatives--such as FUTURES CONTRACTS, OPTIONS, OPTIONS ON FUTURES AND INTEREST RATE SWAPS--involve costs and can be volatile. A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. An option is the right to buy or sell securities or, in the case of an option on a futures contract, the right to buy or sell a futures contract in exchange for a
--------------------------------------------------------------------------------

HOW THE SERIES INVESTS
------------------------------------------------

premium. An interest rate swap is a transaction in which the Series and another party "trade" income streams. The swap is done to preserve a return or spread on a particular investment or portion of the Series or to protect against any increase in the price of securities the Series anticipates purchasing at a later date.
    With derivatives, the investment adviser tries to predict if the underlying investment, whether a security, market index, currency, interest rate or some other benchmark, will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Series' overall investment objective. Any derivatives we may use may not match the Series' underlying holdings. For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks--Hedging Strategies."

ADDITIONAL STRATEGIES
The Series also follows certain policies when it: BORROWS MONEY (the Series can borrow up to 33 1/3% of the value of its total assets); and HOLDS ILLIQUID SECURITIES (the Series may hold up to 15% of its net assets in illiquid securities, including certain securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than 7 days). The Series is subject to certain investment restrictions that are fundamental policies and cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

INVESTMENT RISKS
As noted, all investments involve risk, and investing in the Series is no exception. Since the Series' holdings can vary significantly from broad market indexes, performance of the Series can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Series' principal investments and certain of the Series' non-principal investments and strategies. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.
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10  NEW YORK SERIES                                        [ICON] (800) 225-1852

HOW THE SERIES INVESTS
------------------------------------------------

INVESTMENT TYPE

------------------------------------------------------------------------------------
% OF SERIES' TOTAL ASSETS             RISKS                    POTENTIAL REWARDS
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
  MUNICIPAL BONDS           -- Concentration               -- Tax-exempt interest
                                 risk--the risk that           income, except with
  PROVIDE AT LEAST 80% OF       bonds may lose value           respect to certain
  SERIES' INCOME OR             because of political,          bonds, such as
  COMPRISE AT LEAST 80% OF      economic or other              private activity
  ITS TOTAL ASSETS              events affecting               bonds, which are
                                issuers of New York            subject to the
                                obligations                    federal alternative
                            -- Credit risk--the risk           minimum tax (AMT)
                                that the borrower          -- If interest rates
                                can't pay back the              decline, long-term
                                money borrowed or              yields should be
                                make interest                  higher than money
                                payments (lower for            market yields
                                insured and
                                higher-rated bonds)
                            -- Market risk--the risk
                                that bonds will lose
                                value in the market
                                because interest
                                rates change or there
                                is a lack of
                                confidence in the
                                borrower
                            -- Illiquidity risk--the
                                 risk that it may be
                                difficult to value
                                precisely and sell at
                                time or price desired
                            -- Nonappropriation
                                 risk--the risk that
                                the municipality may
                                not include the bond
                                obligations in future
                                budgets
                            -- Tax risk--the risk
                                 that federal, state
                                or local income tax
                                rates may decrease,
                                which could decrease
                                demand for municipal
                                bonds, or that a
                                change in law may
                                limit or eliminate
                                exemption of interest
                                on municipal bonds
                                from such taxes
------------------------------------------------------------------------------------

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HOW THE SERIES INVESTS
------------------------------------------------

INVESTMENT TYPE (CONT'D)

------------------------------------------------------------------------------------
% OF SERIES' TOTAL ASSETS             RISKS                    POTENTIAL REWARDS
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
  HIGH-YIELD DEBT           -- Higher market risk          -- May offer higher
  OBLIGATIONS                    than higher-grade             interest income than
  (JUNK BONDS)                  municipal bonds                higher-grade bonds
                            -- Higher credit risk
  UP TO 30%                      than higher-grade
                                municipal bonds (more
                                sensitive to economic
                                downturns)
                            -- Certain high-yield
                                bonds may be more
                                illiquid (harder to
                                value and sell), in
                                which case valuation
                                would depend more on
                                investment adviser's
                                judgment than is
                                generally the case
                                with higher-rated
                                bonds
                            -- Tax risk
------------------------------------------------------------------------------------
  MUNICIPAL LEASE           -- Concentration risk          -- Tax-exempt interest
  OBLIGATIONS               -- Credit risk                     income, except with
                            -- Market risk                     respect to certain
  PERCENTAGE VARIES         -- Illiquidity risk                bonds, such as
                            -- Nonappropriation risk           private activity
                            -- Tax risk                        bonds, which are
                                                               subject to the AMT
                                                           -- If interest rates
                                                                decline, long-term
                                                               yields should be
                                                               higher than money
                                                               market yields
------------------------------------------------------------------------------------

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12  NEW YORK SERIES                                        [ICON] (800) 225-1852

HOW THE SERIES INVESTS
------------------------------------------------

INVESTMENT TYPE (CONT'D)

------------------------------------------------------------------------------------
% OF SERIES' TOTAL ASSETS             RISKS                    POTENTIAL REWARDS
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
  MUNICIPAL ASSET-BACKED    -- Prepayment risk--the        -- Regular interest
  SECURITIES                    risk that the                   income
                                underlying bonds may       -- Pass-through
  PERCENTAGE VARIES             be prepaid, partially          instruments provide
                                or completely,                 greater
                                generally during               diversification than
                                periods of falling             direct ownership of
                                interest rates, which          municipal bonds
                                could adversely
                                effect yield to
                                maturity and could
                                require the Series to
                                reinvest in lower
                                yielding bonds
                            -- Credit risk--the risk
                                that the underlying
                                municipal bonds will
                                not be paid by
                                issuers or by credit
                                insurers or
                                guarantors of such
                                instruments. Some
                                municipal
                                asset-backed
                                securities are
                                unsecured or secured
                                by lower-rated
                                insurers or
                                guarantors and thus
                                may involve greater
                                risk
                            -- Market risk
                            -- Tax risk
------------------------------------------------------------------------------------
  VARIABLE/FLOATING RATE    -- Value lags value of         -- May offer protection
  SECURITIES                    fixed-rate securities          against interest rate
                                when interest rates            changes
  PERCENTAGE VARIES             change
------------------------------------------------------------------------------------
  INVERSE FLOATERS/         -- High market risk--risk      -- Income generally will
  SECONDARY INVERSE             that inverse floaters          increase when
  FLOATERS                      will fluctuate in              interest rates
                                value more                     decrease
  PERCENTAGE VARIES             dramatically than
                                other debt securities
                                when interest rates
                                change
                            -- Credit risk
                            -- Illiquidity risk
                            -- Secondary inverse
                                floaters are subject
                                to additional risks
                                of municipal
                                asset-backed
                                securities
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HOW THE SERIES INVESTS
------------------------------------------------

INVESTMENT TYPE (CONT'D)

------------------------------------------------------------------------------------
% OF SERIES' TOTAL ASSETS             RISKS                    POTENTIAL REWARDS
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
  DERIVATIVES               -- Derivatives such as         -- The Series could make
                                futures and options            money and protect
  PERCENTAGE VARIES             may not fully offset           against losses if the
                                the underlying                 investment analysis
                                positions and this             proves correct
                                could result in            -- One way to manage the
                                losses to the Series           Series' risk/return
                                that would not have            balance is to lock in
                                otherwise occurred             the value of an
                            -- Derivatives used for            investment ahead of
                                 risk management may           time
                                not have the intended      -- Derivatives that
                                effects and may                 involve leverage
                                result in losses or            could generate
                                missed opportunities           substantial gains or
                            -- The other party to a            low costs
                                derivatives contract
                                could default
                            -- Derivatives that
                                 involve leverage
                                (borrowing for
                                investment) could
                                magnify losses
                            -- Certain types of
                                derivatives involve
                                costs to the Series
                                which can reduce
                                returns
------------------------------------------------------------------------------------
  WHEN-ISSUED AND           -- May magnify underlying      -- May magnify underlying
  DELAYED-DELIVERY              investment losses              investment gains
  SECURITIES                -- Investment costs may
                                exceed potential
  PERCENTAGE VARIES             underlying investment
                                gains
------------------------------------------------------------------------------------
  ILLIQUID SECURITIES       -- May be difficult to         -- May offer more
                                value precisely                attractive yield or
  UP TO 15% OF NET ASSETS   -- May be difficult to             potential for growth
                                 sell at the time or           than more widely
                                price desired                  traded securities
------------------------------------------------------------------------------------

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14  NEW YORK SERIES                                        [ICON] (800) 225-1852

HOW THE SERIES IS MANAGED
-------------------------------------

BOARD OF TRUSTEES
The Fund's Board of Trustees oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

MANAGER
PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NEW JERSEY 07102-4077

    Under a management agreement with the Fund, PIFM manages the Series' investment operations and administers its business affairs. For the fiscal year ended August 31, 1999, the Series paid PIFM management fees of .50 of 1% of the Series' average net assets.
    PIFM and its predecessors have served as manager or administrator to
investment companies since 1987. As of              , 1999, PIFM served as the
Manager to all       of the Prudential Mutual Funds, and as Manager or
administrator to       closed-end investment companies, with aggregate assets of
approximately $      billion.

INVESTMENT ADVISER
The Prudential Investment Corporation, called Prudential Investments, is the Series' investment adviser. Its address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102. PIFM has responsibility for all investment advisory services, supervises Prudential Investments and reimburses Prudential Investments for its reasonable costs and expenses.
    Prudential Investments' Fixed Income Group manages more than $135 billion for Prudential's retail investors, institutional investors, and policyholders. Senior Managing Directors James J. Sullivan and Jack W. Gaston head the Group, which is organized into teams specializing in different market sectors. Top-down, broad investment decisions are made by the Fixed Income Policy Committee, whereas bottom-up security selection is made by the sector teams.
    Mr. Sullivan has overall responsibility for overseeing portfolio management and credit research. Prior to joining Prudential Investments in 1998, he was a managing director in Prudential's Capital Management Group,
--------------------------------------------------------------------------------

HOW THE SERIES IS MANAGED
------------------------------------------------

where he oversaw portfolio management and credit research for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 16 years of experience in risk management, arbitrage trading, and corporate bond investing.
    Mr. Gaston has overall responsibility for overseeing quantitative research and risk management. Prior to this appointment in 1999, he was senior managing director of the Capital Management Group where he was responsible for the investment performance and risk management for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 20 years of experience in investment management, including extensive experience applying quantitative techniques to portfolio management.
    The Fixed Income Investment Policy Committee is comprised of key senior investment managers. Members include seven sector team leaders, the chief investment strategist, and the head of risk management. The Committee uses a top-down approach to investment strategy, asset allocation, and general risk management, identifying sectors in which to invest.
    The Municipal Bond Team, headed by Evan Lamp, is primarily responsible for overseeing the day-to-day management of the Series. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Series' investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.
    The following are the fixed income sector teams and the corresponding team
leaders: (Assets under management are as of        , 1999.)

                             MUNICIPAL BONDS

ASSETS UNDER MANAGEMENT: $  billion.

TEAM LEADER: Evan Lamp. GENERAL INVESTMENT EXPERIENCE: 7 years.

PORTFOLIO MANAGERS: 5. AVERAGE GENERAL INVESTMENT EXPERIENCE: 10 years, which includes team members with significant mutual fund experience.

SECTOR: City, state and local government securities.
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16  NEW YORK SERIES                                        [ICON] (800) 225-1852

HOW THE SERIES IS MANAGED
------------------------------------------------

INVESTMENT APPROACH: Focus is on identifying spread, credit quality and liquidity trends to capitalize on changing opportunities in the municipal market. Ultimately, they seek the highest expected return with the least risk.

                             MONEY MARKETS

ASSETS UNDER MANAGEMENT: $   billion.

TEAM LEADER: Joseph Tully. GENERAL INVESTMENT EXPERIENCE: 16 years

PORTFOLIO MANAGERS: 8. AVERAGE GENERAL INVESTMENT EXPERIENCE: 12 years, which includes team members with significant mutual fund experience.

SECTOR: High-quality short-term securities, including both taxable and tax-exempt instruments.

INVESTMENT APPROACH: Focus is on safety of principal, liquidity and controlled risk.

DISTRIBUTOR
Prudential Investment Management Service LLC (PIMS) distributes the Series' shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans under Rule 12b-1 of the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Series' Class A, B, C, and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables.

YEAR 2000 READINESS DISCLOSURE
The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such an event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the
--------------------------------------------------------------------------------

HOW THE SERIES IS MANAGED
------------------------------------------------

Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000. The Fund and its Board receive, and have received since early 1998, satisfactory quarterly reports from the principal service providers as to their preparations for year 2000 readiness, although there can be no assurance that the service providers (or other securities market participants) will successfully complete the necessary changes in a timely manner. Moreover, the Fund at this time has not considered retaining alternative service providers or directly undertaken efforts to achieve year 2000 readiness, the latter of which would involve substantial expenses without an assurance of success.
    Additionally, issuers of securities generally, as well as those purchased by the Series, may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/ or a specific issuer's performance and could result in a decline in the value of the securities held by the Series.
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18  NEW YORK SERIES                                        [ICON] (800) 225-1852

SERIES DISTRIBUTIONS AND TAX ISSUES
-------------------------------------

Investors who buy shares of the Series should be aware of some important tax issues. For example, the Series pays DIVIDENDS of net investment income monthly, and distributes LONG-TERM CAPITAL GAINS, if any, at least annually. Dividends generally will be exempt from federal, New York State and New York City income taxes. If, however, the Series invests in taxable obligations, it will pay dividends that are not exempt from these income taxes. Also, if you sell shares of the Series for a profit, you may have to pay capital gains taxes on the amount of your profit.
    The following briefly discusses some of the important state and federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS
The Series distributes DIVIDENDS of any net investment income to shareholders, typically every month. For example, if the Series owns a City XYZ bond and the bond pays interest, the Series will pay out a portion of this interest as a dividend to its shareholders, assuming the Series' income is more than its costs and expenses. These dividends generally will be EXEMPT FROM FEDERAL INCOME TAXES, as long as 50% or more of the value of the Series' assets at the end of each quarter is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes.
    As we mentioned before, the Series will concentrate its investments in New York obligations. In addition to being exempt from federal taxes, Series' dividends are EXEMPT FROM NEW YORK STATE AND NEW YORK CITY INCOME TAXES FOR NEW YORK RESIDENTS if the dividends are excluded from federal income taxes and are derived from interest payments on New York obligations. Dividends attributable to the interest on taxable bonds held by the Series, market discount on taxable and tax-exempt obligations and short-term capital gains, however, will be subject to federal, state and local income tax at ordinary income tax rates.
    Some shareholders may be subject to federal alternative minimum tax (AMT) liability. Tax-exempt interest from certain bonds is treated as an item of tax preference, and may be attributed to shareholders. A portion of all tax-exempt interest is includable as an upward adjustment in determining a corporation's alternative minimum taxable income. These rules could make you liable for the AMT.
--------------------------------------------------------------------------------

SERIES DISTRIBUTIONS AND TAX ISSUES
------------------------------------------------

    The Series also distributes LONG-TERM CAPITAL GAINS to shareholders (typically once a year). Long-term capital gains are generated when the Series sells assets that it held for more than 12 months, for a profit. For an individual, the maximum long-term capital gains rate is 20%.
    For your convenience, distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Series without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker you will receive a credit to your account. Either way, the distributions may be subject to taxes. For more information about Automatic Reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year.
    Series distributions are generally taxable to you in the year they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid to you on December 31 of the prior year. Corporate shareholders are not eligible for the 70% dividends-received deduction on dividends paid by the Series.

WITHHOLDING TAXES
If federal law requires you to provide the Series with your tax identification number and certifications as to your tax status, and you fail to do so, or are otherwise subject to backup withholding, we generally withhold and pay to the U.S. Treasury 31% of your taxable distributions and gross sale proceeds. If you are subject to backup withholding, we will withhold and pay to the Treasury 31% of your distributions.

IF YOU PURCHASE JUST BEFORE RECORD DATE
If you buy shares of the Series just before the record date (the date that determines who receives the dividend), that distribution will be paid to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Series
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20  NEW YORK SERIES                                        [ICON] (800) 225-1852

SERIES DISTRIBUTIONS AND TAX ISSUES
------------------------------------------------

decreases by the amount of the dividend to reflect the payout although this may not be apparent because the value of each share of the Series will also be affected by the market changes, if any. The distribution you receive makes up for the decrease in share value. However, if the distribution is taxable, the timing of your purchase does mean that part of your investment came back to you as taxable income.

IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Series for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax. The amount of tax you pay depends on whether you hold your shares for more than one year. If you sell shares of the Series for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.
    Exchanging your shares of the Series for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.
RECEIPTS FROM SALE  $        -->        +$  CAPITAL GAIN
                                            (taxes owed)

                                            OR

RECEIPTS FROM SALE  $        -->        -$  CAPITAL LOSS
                                            (offset against gain)

[GRAPH]

    Any gain or loss you may have from selling or exchanging Series shares will not be reported on the Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Series shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES
We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event." This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years," in the next section.
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HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
-------------------------------------

HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Series for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 15020
NEW BRUNSWICK, NJ 08906-5020

    To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Series, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Series) or suspend or modify the Series' sale of its shares.

STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Series, although Class Z shares are available to a limited group of investors.
    Multiple share classes let you choose a cost structure that meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why they call it a Contingent Deferred Sales Charge or CDSC), but the operating expenses each year are higher than the Class A share expenses. With Class C shares, you pay a 1% front end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.
    When choosing a share class, you should consider the following:
     --    The amount of your investment
     -- The length of time you expect to hold the shares and the impact of varying distribution fees
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22  NEW YORK SERIES                                        [ICON] (800) 225-1852

HOW TO BUY, SELL AND
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     --    The different sales charges that apply to each share class--
           Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low front end sales charge and low CDSC
     --    Whether you qualify for any reduction or waiver of sales charges
     -- The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase
     --    Whether you qualify to purchase Class Z shares.
    See "How to Sell Your Shares" for a description of the impact of CDSCs.

SHARE CLASS COMPARISON. Use this chart to help you compare the Series' different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

-----------------------------------------------------------------------------------------
                                CLASS A           CLASS B          CLASS C       CLASS Z
-----------------------------------------------------------------------------------------
  Minimum purchase            $1,000          $1,000             $2,500          None
    amount(1)
  Minimum amount for          $100            $100               $100            None
    subsequent
   purchases(1)
  Maximum initial             3% of the       None               1% of the       None
    sales charge              public                             public
                              offering                           offering
                              price                              price
  Contingent Deferred         None            If sold during:    1% on sales     None
    Sales Charge (CDSC)(2)                    Year 1    5%       made within
                                              Year 2    4%       18 months of
                                              Year 3    3%       purchase(2)
                                              Year 4    2%
                                              Years 5/6 1%
                                              Year 7    0%
  Annual distribution         .30 of 1%       .50 of 1%          1% (.75 of      None
    and service (12b-1)       (.25 of 1%                         1%
    fees (shown as            currently)                         currently)
    a percentage of
    average net
    assets)(3)

1                       THE MINIMUM INVESTMENT REQUIREMENTS DO NOT APPLY TO CERTAIN
                        RETIREMENT AND EMPLOYEE SAVINGS PLANS AND CUSTODIAL ACCOUNTS
                        FOR MINORS. THE MINIMUM INITIAL AND SUBSEQUENT INVESTMENT
                        FOR PURCHASES MADE THROUGH THE AUTOMATIC INVESTMENT PLAN IS
                        $50. FOR MORE INFORMATION, SEE "STEP 4: ADDITIONAL
                        SHAREHOLDER SERVICES--AUTOMATIC INVESTMENT PLAN."
2                       FOR MORE INFORMATION ABOUT THE CDSC AND HOW IT IS
                        CALCULATED, SEE "HOW TO SELL YOUR SHARES--CONTINGENT
                        DEFERRED SALES CHARGES (CDSC)." CLASS C SHARES BOUGHT BEFORE
                        NOVEMBER 2, 1998 HAVE A 1% CDSC IF SOLD WITHIN ONE YEAR.
3                       THESE DISTRIBUTION FEES ARE PAID FROM THE SERIES' ASSETS ON
                        A CONTINUOUS BASIS. OVER TIME, THE FEES WILL INCREASE THE
                        COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING
                        OTHER TYPES OF SALES CHARGES. THE SERVICE FEE FOR CLASS A,
                        CLASS B AND CLASS C SHARES IS .25 OF 1%. THE DISTRIBUTION
                        FEE FOR CLASS A SHARES IS LIMITED TO .30 OF 1% (INCLUDING
                        THE .25 OF 1% SERVICE FEE), FOR CLASS B SHARES IS LIMITED TO
                        .50 OF 1% (INCLUDING THE .25 OF 1% SERVICE FEE), AND IS .75
                        OF 1% FOR CLASS C SHARES. FOR THE FISCAL YEAR ENDING AUGUST
                        31, 2000, THE DISTRIBUTOR OF THE FUND HAS CONTRACTUALLY
                        AGREED TO REDUCE ITS DISTRIBUTION AND SERVICE (12B-1) FEES
                        FOR CLASS A AND CLASS C SHARES TO .25 OF 1% AND .75 OF 1% OF
                        THE AVERAGE DAILY NET ASSETS OF CLASS A SHARES AND CLASS C
                        SHARES, RESPECTIVELY.

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HOW TO BUY, SELL AND
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REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

INCREASE THE AMOUNT OF YOUR INVESTMENT. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows you how the sales charge decreases as the amount of your investment increases.

-------------------------------------------------------------------------------------
                          SALES CHARGE AS % OF   SALES CHARGE AS % OF      DEALER
   AMOUNT OF PURCHASE        OFFERING PRICE        AMOUNT INVESTED       REALLOWANCE
-------------------------------------------------------------------------------------
  Less than $99,999                      3.00%                  3.09%           3.00%
  $100,000 to $249,999                   2.50%                  2.56%           2.50%
  $250,000 to $499,999                   1.50%                  1.52%           1.50%
  $500,000 to $999,999                   1.00%                  1.01%           1.00%
  $1 million and
   above(1)                               None                   None            None

1                       IF YOU INVEST $1 MILLION OR MORE, YOU CAN BUY ONLY CLASS A
                        SHARES, UNLESS YOU QUALIFY TO BUY CLASS Z SHARES.

    To satisfy the purchase amounts above, you can:
     --    Invest with an eligible group of related investors
     -- Buy the Class A shares of two or more Prudential mutual funds at the same time
     -- Use your RIGHTS OF ACCUMULATION, which allow you to combine the value of Prudential mutual fund shares you already own with the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent if you qualify for Rights of Accumulation)
     -- Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Series and other Prudential mutual funds within 13 months.

    The Distributor may reallow Class A's sales charge to dealers.

MUTUAL FUND PROGRAMS. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments
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24  NEW YORK SERIES                                        [ICON] (800) 225-1852

HOW TO BUY, SELL AND
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Advisory Group relating to:
     -- Mutual Fund "wrap" or asset allocation programs where the sponsor places Series trades and charges its clients a management, consulting or other fee for its services, or
     -- Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Other investors pay no sales charges, including certain officers, employees or agents of Prudential and its affiliates, the Prudential mutual funds, the subadvisers of the Prudential mutual funds and clients of brokers that have entered into a selected dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge--Class A Shares."

WAIVING CLASS C'S INITIAL SALES CHARGE
INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated or one of its affiliates. These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must do one of the following:
     --    Purchase your shares through an account at Prudential Securities
     -- Purchase your shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation, or

     --    Purchase your shares through another broker.
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HOW TO BUY, SELL AND
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    The waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker. The Transfer Agent may require any supporting documents it considers appropriate.

QUALIFYING FOR CLASS Z SHARES
MUTUAL FUND PROGRAMS. Class Z shares can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Series as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:
     -- Mutual fund "wrap" or asset allocation programs where the sponsor places Series trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or
     -- Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Class Z shares also can be purchased by any of the following:

     -- Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option,

     -- Current and former Directors/Trustees of the Prudential mutual funds (including the Fund), and

     --    Prudential, with an investment of $10 million or more.
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26  NEW YORK SERIES                                        [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

    In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, switching to Class A shares lowers your Series expenses.
    When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B shares."
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HOW TO BUY, SELL AND
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------------------------------------------------

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY
The price you pay for each share of the Series is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation: it's the total value of the fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. Most national newspapers report the NAVs of most mutual funds, which allows investors to check the price of mutual funds daily.
    We determine the NAV of our shares once each business day at 4:15 p.m. New York time on days that the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed on national holidays and Good Friday. We do not determine NAV with respect to the Series on days when we have not received any orders to purchase, sell, or exchange the Series' shares, or when changes in the value of the Series' portfolio do not materially affect the NAV.

WHAT PRICE WILL YOU PAY FOR SHARES OF THE SERIES?
For Class A and Class C shares, you'll pay the public offering price, which is NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

-------------------------------------------------------------------
MUTUAL FUND SHARES
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds City ABC bonds in its portfolio and the price of City ABC bonds goes up while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.
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28  NEW YORK SERIES                                        [ICON] (800) 225-1852

HOW TO BUY, SELL AND
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------------------------------------------------

STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Series shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Series Distributions and Tax Issues" section, the Series pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Series at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 15015
NEW BRUNSWICK, NJ 08906-5015

AUTOMATIC INVESTMENT PLAN. You can make regular purchases of the Series for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

THE PRUTECTOR PROGRAM. Optional group term life insurance--which protects the value of your Prudential mutual fund investment for your beneficiaries against market declines--is available to investors who purchase their shares through Prudential. This insurance is subject to various restrictions and charges and is not available in all states.

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available that will provide you with monthly or quarterly checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC.

REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about your Series. To reduce the Series' expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.
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HOW TO BUY, SELL AND
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------------------------------------------------

HOW TO SELL YOUR SHARES
You can sell your shares of the Series for cash (in the form of a check) at any time, subject to certain restrictions.
    When you sell shares of the Series--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, he must receive your order to sell by 4:15 p.m. New York time to process the sale on that day. Otherwise, contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

    Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES
There are certain times when you may not be able to sell shares of the Series, or when we may delay paying you the proceeds from a sale. This may happen during unusual market conditions or emergencies when the Series can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."
    If you are selling more than $100,000 of shares, you want the check sent to someone or some place that is not in our records or you are a business trust and you hold shares directly with the Transfer Agent, you will need to have the signature on your sell order guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer or credit union. For more information, see the SAI, "Purchase,
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30  NEW YORK SERIES                                        [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGE (CDSC)
If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase, you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell your shares in the following order:

     -- Amounts representing shares you purchased with reinvested dividends and distributions

     -- Amounts representing the increase in NAV above the total amount of payments for shares made during the past six years for Class B shares and 18 months for Class C shares (one year for Class C shares purchased before November 2, 1998)

     -- Amounts representing the cost of shares held beyond the CDSC period (six years for Class B shares and 18 months for Class C shares)

    Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.
    Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.
    As we noted in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth, and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 18 months of purchase. For both Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.
    The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase,
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HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:

     -- After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares owned in joint tenancy (with rights of survivorship), provided the shares were purchased before the death or disability

     --    On certain sales from a Systematic Withdrawal Plan.

    For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charge--Class B shares."

REDEMPTION IN KIND
If the sales of Series shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Series' net assets, we can then give you securities from the Series' portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Series' expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the Series without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer
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32  NEW YORK SERIES                                        [ICON] (800) 225-1852

HOW TO BUY, SELL AND
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------------------------------------------------

Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

HOW TO EXCHANGE YOUR SHARES
You can exchange your shares of the Series for shares of the same class in certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Series for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.
    If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010
    There is no sales charge for such exchanges. However, if you exchange--and then sell--Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding periods for CDSC liability.
    Remember, as we explained in the section entitled "Series Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."
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HOW TO BUY, SELL AND
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    If you own Class B or Class C shares and qualify to purchase Class A shares without paying an initial sales charge, we will automatically exchange your Class B or Class C shares which are not subject to a CDSC for Class A shares. We make such exchanges on a quarterly basis if you qualify for this exchange privilege. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.

FREQUENT TRADING
Frequent trading of the Series' shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Series' investments. When market timing occurs, the Series may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Series' performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Series will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Series by any person, group or commonly controlled account. The Fund may notify a market timer of rejection of an exchange or purchase order after the day the order is placed. If the Fund allows a market timer to trade Series shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.
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34  NEW YORK SERIES                                        [ICON] (800) 225-1852

FINANCIAL HIGHLIGHTS
-------------------------------------

The financial highlights will help you evaluate financial performance of the Series. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Series, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.
    Review each chart with the financial statements and report of independent accountants, which appear in the SAI and are available upon request. Additional performance information for each share class is contained in the annual report, which you can receive at no charge.
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FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS A SHARES
The financial highlights for the three years ended August 31, 1999 were audited
by                      LLP, independent accountants, and the financial
highlights for the two years ended August 31, 1996 were audited by other independent auditors, whose reports were unqualified.

CLASS A SHARES (FISCAL PERIOD ENDED 8-31)

-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE         1999            1998            1997            1996            1995
-----------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF
  YEAR                                        $--          $11.94          $11.77          $11.91          $11.71
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income                         --             .60             .61(3)           .63(3)           .66(3)
 Net realized and unrealized gain
  (loss) on investment
  transactions                                 --             .42             .43            (.09)            .20
 TOTAL FROM INVESTMENT OPERATIONS              --            1.02            1.04             .54             .86
-----------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                                       --            (.60)           (.61)           (.63)           (.66)
 Distributions in excess of
  investment income                            --            (.01)             --(1)            --             --
 Distributions from net realized
  gains                                        --            (.05)           (.26)           (.05)             --
 TOTAL DISTRIBUTIONS                           --            (.66)           (.87)           (.68)           (.66)
 NET ASSET VALUE, END OF YEAR                 $--          $12.30          $11.94          $11.77          $11.91
 TOTAL RETURN(2)                              --%           8.71%           9.19%           4.53%           7.70%
---------------------------------
-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                1999            1998            1997            1996            1995
-----------------------------------------------------------------------------------------------------------------
----------------------------------
 NET ASSETS, END OF YEAR (000)                $--        $176,555        $172,471        $168,037        $163,025
 AVERAGE NET ASSETS (000)                     $--        $174,485        $173,963        $168,291         $95,024
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  fees                                        --%            .73%            .68%(3)          .68%(3)          .69%(3)
 Expenses, excluding distribution
  fees                                        --%            .63%            .58%(3)          .58%(3)          .59%(3)
 Net investment income                        --%           4.93%           5.15%(3)         5.24%(3)         5.65%(3)
 Portfolio turnover                           --%             33%             43%             92%             57%
---------------------------------

1                       LESS THAN $.005 PER SHARE.
2                       TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER
                        DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES
                        CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON
                        THE FIRST DAY AND ARE SOLD ON THE LAST DAY OF EACH PERIOD
                        REPORTED.
3                       NET OF MANAGEMENT FEE WAIVER.

-------------------------------------------------------------------
36  NEW YORK SERIES                                        [ICON] (800) 225-1852

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS B SHARES
The financial highlights for the three years ended August 31, 1999 were audited
by                      LLP, independent accountants, and the financial
highlights for the two years ended August 31, 1996 were audited by other independent auditors, whose reports were unqualified.

CLASS B SHARES (FISCAL YEAR ENDED 8-31)

-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE         1999            1998            1997            1996            1995
-----------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF
  YEAR                                        $--          $11.94          $11.77          $11.91          $11.71
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income                         --             .55             .56(3)           .58(3)           .61(3)
 Net realized and unrealized gain
  (loss) on investment
  transactions                                 --             .42             .43            (.09)            .20
 TOTAL FROM INVESTMENT OPERATIONS              --             .97             .99             .49             .81
-----------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                                       --            (.55)           (.56)           (.58)           (.61)
 Distributions in excess of
  investment income                            --            (.01)             --(1)            --             --
 Distributions from net realized
  gains                                        --            (.05)           (.26)           (.05)             --
 TOTAL DISTRIBUTIONS                           --            (.61)           (.82)           (.63)           (.61)
 NET ASSET VALUE, END OF YEAR                 $--          $12.30          $11.94          $11.77          $11.91
 TOTAL RETURN(2)                              --%           8.28%           8.76%           4.12%           7.26%
---------------------------------
-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                1999            1998            1997            1996            1995
-----------------------------------------------------------------------------------------------------------------
----------------------------------
 NET ASSETS, END OF YEAR (000)                $--         $99,823        $112,658        $135,764        $163,013
 AVERAGE NET ASSETS (000)                     $--        $104,653        $122,744        $152,656        $230,033
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  fees                                        --%           1.13%           1.08%(3)         1.08%(3)         1.11%(3)
 Expenses, excluding distribution
  fees                                        --%            .63%            .58%(3)          .58%(3)          .61%(3)
 Net investment income                        --%           4.53%           4.75%(3)         4.84%(3)         5.30%(3)
 Portfolio turnover                           --%             33%             43%             92%             57%
---------------------------------

1                       LESS THAN $.005 PER SHARE.
2                       TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER
                        DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES
                        CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON
                        THE FIRST DAY AND ARE SOLD ON THE LAST DAY OF EACH PERIOD
                        REPORTED.
3                       NET OF MANAGEMENT FEE WAIVER.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS C SHARES
The financial highlights for the three years ended August 31, 1999 were audited
by                      LLP, independent accountants, and the financial
highlights for the two years ended August 31, 1996 were audited by other independent auditors, whose reports were unqualified.

CLASS C SHARES (FISCAL YEAR ENDED 8-31)

-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE                    1999          1998          1997          1996          1995
-------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR                     $--        $11.94        $11.77        $11.91        $11.71
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                   --           .52           .53(3)         .55(3)         .58(3)
 Net realized and unrealized gain (loss) on
  investment transactions                                --           .42           .43          (.09)          .20
 TOTAL FROM INVESTMENT OPERATIONS                        --           .94           .96           .46           .78
-------------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income                    --          (.52)         (.53)         (.55)         (.58)
 Distributions in excess of investment income            --          (.01)           --(1)          --           --
 Distributions from net realized gains                   --          (.05)         (.26)         (.05)           --
 TOTAL DISTRIBUTIONS                                     --          (.58)         (.79)         (.60)         (.58)
 NET ASSET VALUE, END OF YEAR                           $--        $12.30        $11.94        $11.77        $11.91
 TOTAL RETURN(2)                                        --%         8.01%         8.49%         3.86%         7.00%
---------------------------------------------
-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                           1999          1998          1997          1996          1995
-------------------------------------------------------------------------------------------------------------------
----------------------------------------------
 NET ASSETS, END OF YEAR (000)                          $--        $1,279          $780          $876          $529
 AVERAGE NET ASSETS (000)                               $--          $969          $798          $659          $325
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution fees                  --%         1.38%         1.33%(3)       1.33%(3)       1.36%(3)
 Expenses, excluding distribution fees                  --%          .63%          .58%(3)        .58%(3)        .61%(3)
 Net investment income                                  --%         4.28%         4.50%(3)       4.59%(3)       5.05%(3)
 Portfolio turnover                                     --%           33%           43%           92%           57%
---------------------------------------------

1                       LESS THAN $.005 PER SHARE.
2                       TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER
                        DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES
                        CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON
                        THE FIRST DAY AND ARE SOLD ON THE LAST DAY OF EACH PERIOD
                        REPORTED.
3                       NET OF MANAGEMENT FEE WAIVER.

-------------------------------------------------------------------
38  NEW YORK SERIES                                        [ICON] (800) 225-1852

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS Z SHARES
The financial highlights for the two years ended August 31, 1999 were audited by
                     LLP, independent accountants, and the financial highlights for the period from December 6, 1996 through August 31, 1997 were audited by other independent auditors, whose reports were unqualified.

CLASS Z SHARES (FISCAL YEAR ENDED 8-31)

----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE                        1999               1998            1997(1)
----------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD                         $--             $11.95          $12.09
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                         --                .62             .46(4)
 Net realized and unrealized gain on
  investment transactions                                      --                .42             .12
 TOTAL FROM INVESTMENT OPERATIONS                              --               1.04             .58
----------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income                          --               (.62)           (.46)
 Distributions in excess of investment income                  --               (.01)             --(5)
 Distributions from net investment income                      --               (.05)           (.26)
 TOTAL DISTRIBUTIONS                                           --               (.68)           (.72)
 NET ASSET VALUE, END OF PERIOD                               $--             $12.31          $11.95
 TOTAL RETURN(2)                                              --%              8.81%           5.02%
---------------------------------------------
----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                               1999               1998              1997
----------------------------------------------------------------------------------------------------
----------------------------------------------
 NET ASSETS, END OF PERIOD (000)                              $--               $497             $28
 AVERAGE NET ASSETS (000)                                     $--               $116             $11
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution fees                        --%               .63%            .58%(3),(4)
 Net investment income                                        --%              5.03%           5.25%(3),(4)
 Portfolio turnover                                           --%                33%             43%
---------------------------------------------

1                       INFORMATION SHOWN IS FOR THE PERIOD 12-6-96 (WHEN CLASS Z
                        SHARES WERE FIRST OFFERED) THROUGH 8-31-97.
2                       TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER
                        DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES
                        CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON
                        THE FIRST DAY AND ARE SOLD ON THE LAST DAY OF EACH PERIOD
                        REPORTED. TOTAL RETURN FOR PERIODS OF LESS THAN A FULL YEAR
                        IS NOT ANNUALIZED.
3                       ANNUALIZED.
4                       NET OF MANAGEMENT FEE WAIVER.
5                       LESS THAN $.005 PER SHARE.

--------------------------------------------------------------------------------

THE PRUDENTIAL MUTUAL FUND FAMILY
-------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or dealer or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
PRUDENTIAL DISTRESSED SECURITIES FUND, INC.
PRUDENTIAL EMERGING GROWTH FUND, INC.
PRUDENTIAL EQUITY FUND, INC.
PRUDENTIAL EQUITY INCOME FUND
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL SMALL-CAP INDEX FUND
  PRUDENTIAL STOCK INDEX FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL JENNISON GROWTH FUND
  PRUDENTIAL JENNISON GROWTH & INCOME FUND
PRUDENTIAL MID-CAP VALUE FUND
PRUDENTIAL REAL ESTATE SECURITIES FUND
PRUDENTIAL SECTOR FUNDS, INC.
  PRUDENTIAL FINANCIAL SERVICES FUND
  PRUDENTIAL HEALTH SCIENCES FUND
  PRUDENTIAL TECHNOLOGY FUND
  PRUDENTIAL UTILITY FUND
PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
PRUDENTIAL SMALL COMPANY VALUE FUND, INC.
PRUDENTIAL TAX-MANAGED EQUITY FUND
PRUDENTIAL 20/20 FOCUS FUND
NICHOLAS-APPLEGATE FUND, INC.
  NICHOLAS-APPLEGATE GROWTH EQUITY FUND
TARGET FUNDS
  LARGE CAPITALIZATION GROWTH FUND
  LARGE CAPITALIZATION VALUE FUND
  SMALL CAPITALIZATION GROWTH FUND
  SMALL CAPITALIZATION VALUE FUND
ASSET ALLOCATION/BALANCED FUNDS
PRUDENTIAL BALANCED FUND
PRUDENTIAL DIVERSIFIED FUNDS
  CONSERVATIVE GROWTH FUND
  MODERATE GROWTH FUND
  HIGH GROWTH FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL ACTIVE BALANCED FUND

GLOBAL FUNDS
GLOBAL STOCK FUNDS
PRUDENTIAL DEVELOPING MARKETS FUND
  PRUDENTIAL DEVELOPING MARKETS EQUITY FUND
  PRUDENTIAL LATIN AMERICA EQUITY FUND
PRUDENTIAL EUROPE GROWTH FUND, INC.
PRUDENTIAL GLOBAL GENESIS FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL EUROPE INDEX FUND
  PRUDENTIAL PACIFIC INDEX FUND
PRUDENTIAL NATURAL RESOURCES FUND, INC.
PRUDENTIAL PACIFIC GROWTH FUND, INC.
PRUDENTIAL WORLD FUND, INC.
  GLOBAL SERIES
  INTERNATIONAL STOCK SERIES
GLOBAL UTILITY FUND, INC.
TARGET FUNDS
  INTERNATIONAL EQUITY FUND

-------------------------------------------------------------------
40  NEW YORK SERIES                                        [ICON] (800) 225-1852

THE PRUDENTIAL MUTUAL FUND FAMILY
-------------------------------------

GLOBAL BOND FUNDS
PRUDENTIAL GLOBAL LIMITED MATURITY FUND, INC.
  LIMITED MATURITY PORTFOLIO
PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
PRUDENTIAL INTERMEDIATE GLOBAL
  INCOME FUND, INC.
PRUDENTIAL INTERNATIONAL BOND FUND, INC.
BOND FUNDS
TAXABLE BOND FUNDS
PRUDENTIAL DIVERSIFIED BOND FUND, INC.
PRUDENTIAL GOVERNMENT INCOME FUND, INC.
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  SHORT-INTERMEDIATE TERM SERIES
PRUDENTIAL HIGH YIELD FUND, INC.
PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL BOND MARKET INDEX FUND
PRUDENTIAL STRUCTURED MATURITY FUND, INC.
  INCOME PORTFOLIO
TARGET FUNDS
  TOTAL RETURN BOND FUND
TAX-EXEMPT BOND FUNDS
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA SERIES
  CALIFORNIA INCOME SERIES
PRUDENTIAL MUNICIPAL BOND FUND
  HIGH INCOME SERIES
  INSURED SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  FLORIDA SERIES
  MASSACHUSETTS SERIES
  NEW JERSEY SERIES
  NEW YORK SERIES
  NORTH CAROLINA SERIES
  OHIO SERIES
  PENNSYLVANIA SERIES
PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
CASH ACCUMULATION TRUST
  LIQUID ASSETS FUND
  NATIONAL MONEY MARKET FUND
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  MONEY MARKET SERIES
  U.S. TREASURY MONEY MARKET SERIES
PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
  MONEY MARKET SERIES
PRUDENTIAL MONEYMART ASSETS, INC.
TAX-FREE MONEY MARKET FUNDS
PRUDENTIAL TAX-FREE MONEY FUND, INC.
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA MONEY MARKET SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  CONNECTICUT MONEY MARKET SERIES
  MASSACHUSETTS MONEY MARKET SERIES
  NEW JERSEY MONEY MARKET SERIES
  NEW YORK MONEY MARKET SERIES
COMMAND FUNDS
COMMAND MONEY FUND
COMMAND GOVERNMENT FUND
COMMAND TAX-FREE FUND
INSTITUTIONAL MONEY MARKET FUNDS
PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.
  INSTITUTIONAL MONEY MARKET SERIES

--------------------------------------------------------------------------------

APPENDIX A
-------------------------------------

                         DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE

BOND RATINGS
    Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
    Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
    A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.
    Baa: Bonds that are rated Baa are considered as medium grade obligations I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
    Ba: Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
    B: Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
--------------------------------------------------------------------------------

APPENDIX A
------------------------------------------------

    Bonds rated within the Aa, A, Baa, Ba and B categories that Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.
    Caa: Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
    Ca: Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
    C: Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM DEBT RATINGS
Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year.
    P-1: Issuers rated "Prime-1" or "P-1" (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.
    P-2: Issuers rated "Prime-2" or "P-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.
    P-3: Issuers rated "Prime-3" or "P-3" (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.

SHORT-TERM RATINGS
Moody's ratings for tax-exempt notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk.
    MIG 1: Loans bearing the designation MIG 1 are of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.
    MIG 2: Loans bearing the designation MIG 2 are of high quality. Margins of protection are ample although not so large as in the preceding group.
    MIG 3: Loans bearing the designation MIG 3 are of favorable quality. All security elements are accounted for but there is lacking the undeniable
-------------------------------------------------------------------
A-2  NEW YORK SERIES                                       [ICON] (800) 225-1852

APPENDIX A
------------------------------------------------

strength of the preceding grades.
    MIG 4: Loans bearing the designation MIG 4 are of adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

STANDARD & POOR'S RATINGS GROUP
DEBT RATINGS
    AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
    AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated obligations only in small degree.
    A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.
    BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
    BB, B, CCC, CC AND C: Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighted by large uncertainties or major exposures to adverse conditions.
    D: Debt rated D is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

COMMERCIAL PAPER RATINGS
S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market.
--------------------------------------------------------------------------------

APPENDIX A
------------------------------------------------

    A-1: The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
    A-2: Capacity for timely payment on issues with the designation A-2 is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
    A-3: Issues with the A-3 designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

MUNICIPAL NOTES
A municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in three years or less will likely receive a note rating, while notes maturing beyond three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. Municipal notes are SP-1, SP-2 or SP-3. The designation SP-1 indicates a very strong capacity to pay principal an interest. Those issues determined to possess extremely strong characteristics are given a plus (+) designation. An SP-2 designation indicates a satisfactory capacity to pay principal and interest. An SP-3 designations indicates speculative capacity to pay principal and interest.
-------------------------------------------------------------------
A-4  NEW YORK SERIES                                       [ICON] (800) 225-1852

FOR MORE INFORMATION:
-------------------------------------

Please read this prospectus before you invest
in the Series and keep it for future reference.
For information or shareholder questions
contact:
PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 15005
NEW BRUNSWICK, NJ 08906-5005
(800) 225-1852
(732) 417-7555
  (if calling from outside the U.S.)
-------------------------------------------------------------------
Outside Brokers Should Contact:
PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC
P.O. BOX 15035
NEW BRUNSWICK, NJ 08906-5035
(800) 778-8769
---------------------------------------------------------------------------
Visit Prudential's Web Site At:
http://www.prudential.com
-------------------------------------------------------------------
Additional information about the Series can be obtained without charge and can be found in the following documents:
STATEMENT OF ADDITIONAL
  INFORMATION (SAI)
 (incorporated by reference into this prospectus)
ANNUAL REPORT
  (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance)
SEMI-ANNUAL REPORT
You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:
By Mail:
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
By Electronic Request:
publicinfo@sec.gov
  (The SEC charges a fee to copy documents.)
In Person:
Public Reference Room in
Washington, DC
  (For hours of operation, call
  (202)942-8090.)
Via the Internet:
on the EDGAR Database at
http://www.sec.gov
-------------------------------------------------------------------

           CUSIP         Quotron
           Numbers:     Symbols:
  Class
A:         74435M-74-7
  Class
B:         74435M-75-4
  Class
C:         74435M-52-3
  Class
Z:         74435M-44-0

Investment Company Act File No:

811-4023

[MF122A]                                       [LOGO] Printed on Recycled Paper

FUND TYPE:
-------------------------------------
Money market

INVESTMENT OBJECTIVE:
-------------------------------------
The highest level of current income that is exempt from New York State, New York City and federal income taxes, consistent with liquidity and the preservation of capital

                                     [LOGO]

PRUDENTIAL
MUNICIPAL SERIES FUND

---------------------------------------------------------------
NEW YORK MONEY MARKET SERIES
PROSPECTUS: DECEMBER   , 1999

As with all mutual funds, the
Securities and Exchange Commission has
not approved or disapproved the
Series' shares nor has the SEC
determined that this prospectus is
complete or accurate. It is a criminal
offense to state otherwise.                        [LOGO]

TABLE OF CONTENTS
-------------------------------------

1       RISK/RETURN SUMMARY
1       Investment Objective and Principal Strategies
1       Principal Risks
2       Evaluating Performance
4       Fees and Expenses

5       HOW THE SERIES INVESTS
5       Investment Objective and Policies
7       Other Investments and Strategies
8       Investment Risks

12      HOW THE SERIES IS MANAGED
12      Board of Trustees
12      Manager
12      Investment Adviser
13      Distributor
13      Year 2000 Readiness Disclosure

14      SERIES DISTRIBUTIONS AND TAX ISSUES
14      Distributions
15      Tax Issues

16      HOW TO BUY, SELL AND EXCHANGE SHARES OF THE SERIES
16      How to Buy Shares
22      How to Sell Your Shares
25      How to Exchange Your Shares

27      FINANCIAL HIGHLIGHTS

29      THE PRUDENTIAL MUTUAL FUND FAMILY

        FOR MORE INFORMATION (Back Cover)

-------------------------------------------------------------------
NEW YORK MONEY MARKET SERIES                  [ICON] (800) 225-1852

RISK/RETURN SUMMARY
-------------------------------------

This section highlights key information about the NEW YORK MONEY MARKET SERIES (the Series) of the PRUDENTIAL MUNICIPAL SERIES FUND (the Fund). Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Our investment objective is to provide the highest level of CURRENT INCOME that is EXEMPT FROM NEW YORK STATE, NEW YORK CITY AND FEDERAL INCOME TAXES consistent with liquidity and the preservation of capital. This means we invest primarily in short-term New York state and municipal bonds, which are debt obligations or fixed income securities, including notes, commercial paper and other securities, as well as short-term obligations of other issuers that pay interest income that is exempt from those taxes (collectively called "New York obligations"). The Series invests in New York obligations which are high-quality money market instruments with remaining maturities of 13 months or less. To achieve our objective, we normally invest so that at least 80% of the income from the Series' investments will be exempt from New York State, New York City and federal income taxes or the Series will invest at least 80% of its total assets in New York obligations. The Series may invest in municipal bonds the interest and/ or principal payments on which are insured by the bond issuers or other parties. The Series may also invest in certain municipal bonds the interest on which is subject to the federal alternative minimum tax (AMT).
    While we make every effort to achieve our investment objective and maintain a net asset value of $1 per share, we can't guarantee success. To date, the Series' net asset value has never deviated from $1 per share.

PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. The securities in which the Series invests are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due, as well as the risk that the securities may lose value because interest rates change or because there is a lack of confidence in the issuer.
    The Series may purchase insured municipal bonds to reduce credit risks. Although insurance coverage reduces credit risks by providing that the insurer will make timely payment of interest and/or principal, it does not

-------------------------------------------------------------------
MONEY MARKET FUNDS
Money market funds--which hold high-quality short-term debt obligations-- provide investors with a lower risk, highly liquid investment option. These funds attempt to maintain a net asset value of $1 per share, although there can be no quarantee that they will always be able to do so.
-------------------------------------------------------------------
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

provide protection against the market fluctuations of insured bonds or fluctuations in the price of the shares of the Series. An insured municipal bond fluctuates in value largely based on factors relating to the insurer's creditworthiness or ability to satisfy its obligations.
    Municipal bonds may also be subject to the risk that the borrower may not set aside funds to make the bond payments.
    Because the Series will concentrate its investments in New York obligations, the Series is more susceptible to economic, political and other developments that may adversely affect issuers of New York obligations than a municipal money market fund that is not as geographically concentrated. For more information on the risks of investing in New York obligations, see "Description of the Fund, Its Investments and Risks" in the Statement of Additional Information.
    Although investments in mutual funds involve risk, investing in money market portfolios like the Series is generally less risky than investments in other types of funds. This is because the Series invests only in high-quality securities with remaining maturities of 13 months or less and limits the average maturity of the portfolio to 90 days or less. To satisfy the average maturity and maximum maturity requirements, securities with demand features are treated as maturing on the date that the Series can demand repayment of the security.
    For more information about the risks associated with the Series, see "How the Series Invests--Investment Risks."
    An investment in the Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EVALUATING PERFORMANCE
A number of factors--including risk--can affect how the Series performs. The following bar chart and table show the Series' performance for each full calendar year of operation for the last 10 years. The tables provide additional performance information for the periods indicated. The bar chart and tables demonstrate the risk of investing in the Series and how returns can change. The Average Annual Returns table also compares the Series' performance to the performance of a tax-free money market index. Past performance does not mean that the Series will achieve similar results in the future. For current yield information, you can call us at (800) 225-1852.
-------------------------------------------------------------------
2  NEW YORK MONEY MARKET SERIES                            [ICON] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

ANNUAL RETURNS(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
BEST QUARTER:   % (quarter of)
WORST QUARTER:  % (quarter of)

AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-98)

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                              1 YR         5 YRS         10 YRS          SINCE INCEPTION
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  Series shares                   %             %             %            % (since 4-  -85)
  IBC Average(2)                  %             %             %                N/A

YIELD(1) (AS OF 12-31-98)

  7-Day yield of the Series                                          --%
  7-Day tax-equivalent yield of the Series                           --%

1                       THE SERIES' RETURNS AND YIELD ARE AFTER DEDUCTION OF
                        EXPENSES.
2                       THE IBC AVERAGE IS BASED UPON THE AVERAGE RETURN OF ALL
                        MUTUAL FUNDS IN THE INTERNATIONAL BUSINESS COMMUNICATIONS
                        FINANCIAL DATA TAX-FREE STATE-SPECIFIC MONEY FUND (NEW YORK)
                        CATEGORY.

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RISK/RETURN SUMMARY
------------------------------------------------

FEES AND EXPENSES
These tables show the fees and expenses that you may pay if you buy and hold shares of the Series.

SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

  Maximum sales charge (load) imposed on purchases (as a
   percentage of offering price)                                None
  Maximum deferred sales charge (load) (as a percentage of
   the lower of original purchase price or sale proceeds)       None
  Maximum sales charge (load) imposed on reinvested
   dividends and other distributions                            None
  Redemption fees                                               None
  Exchange fee                                                  None

ANNUAL SERIES OPERATING EXPENSES (DEDUCTED FROM SERIES ASSETS)

  Management fees                                             .500%
  + Distribution (12b-1) and service fees                     .125%
  + Other expenses                                                %
  = TOTAL ANNUAL SERIES OPERATING EXPENSES                        %

(1)                     YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR
                        PURCHASES AND SALES OF SHARES.

EXAMPLE
This example will help you compare the cost of investing in the Series with the cost of investing in other mutual funds.
    The example assumes that you invest $10,000 in the Series for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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                                                        1 YR       3 YRS       5 YRS       10 YRS
--------------------------------------------------------------------------------------------------
  Series shares                                       $           $           $           $

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4  NEW YORK MONEY MARKET SERIES                            [ICON] (800) 225-1852

HOW THE SERIES INVESTS
-------------------------------------

INVESTMENT OBJECTIVE AND POLICIES
The Series' investment objective is to provide the highest level of CURRENT INCOME that is EXEMPT FROM NEW YORK STATE, NEW YORK CITY AND FEDERAL INCOME TAXES consistent with liquidity and the preservation of capital. While we make every effort to achieve our objective, we can't guarantee success.
    The Series invests in high-quality money market instruments to try to provide investors with current tax-free income while maintaining a stable net asset value of $1 per share. We manage the Series to comply with specific rules designed for money market mutual funds.
To achieve the Series' objective, we invest primarily in short-term NEW YORK OBLIGATIONS, including New York state and municipal bonds as well as obligations of other issuers (such as issuers located in Puerto Rico, the Virgin Islands and Guam) that pay interest income that is exempt from New York State, New York City and federal income taxes. We normally invest so that at least 80% of the income from the Series' investments will be exempt from those taxes or the Series will invest at least 80% of its total assets in New York obligations. The Series, however, may hold private activity bonds, which are municipal bonds the interest on which is subject to the federal alternative minimum tax (AMT).
    Municipal bonds include GENERAL OBLIGATION BONDS and REVENUE BONDS. General obligation bonds are obligations supported by the credit of an issuer that has the power to tax and are payable from that issuer's general revenues and not from any specific source. Revenue bonds, on the other hand, are payable from revenues from a particular source.
    The obligations that we purchase must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSROs), such as Moody's Investors Service, Inc. (rated at least Aa, MIG-2 or Prime-2) or Standard & Poor's Rating Group (rated at least AA, SP-2 or A-2) or, if unrated, of comparable quality. We may also invest in insured municipal bonds. A rating is an assessment of the likelihood of timely repayment of interest and principal (with respect to

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States and municipalities issue bonds in order to borrow money to finance a project. You can think of bonds as loans that investors make to the state, local government or other issuer. The government gets the cash needed to complete the project and investors earn income on their investment.
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HOW THE SERIES INVESTS
------------------------------------------------

a municipal bond) or payment of claims (with respect to an insurer of a municipal bond) and can be useful when comparing different municipal bonds. These ratings are not a guarantee of quality. The opinions of the rating agencies do not reflect market risk and they may at times lag behind the current financial conditions of the issuer or insurer. An investor can evaluate the expected likelihood of debt repayment by an issuer by looking at its ratings as compared to another similar issuer.
    In determining which securities to buy and sell, the investment adviser will consider, among other things, yield, maturity, issue, quality characteristics and expectations regarding economic and political developments, including movements in interest rates and demand for municipal bonds. The investment adviser will seek to anticipate interest rate movements and will purchase and sell municipal bonds accordingly. The investment adviser will also consider the claims-paying ability with respect to insurers of municipal bonds. The investment adviser will also seek to take advantage of differentials in yields with respect to securities with similar credit ratings and maturities, but which vary according to the purpose for which they were issued. The investment adviser will also seek to take advantage of differentials in yields with respect to securities issued for similar purposes with similar maturities, but which vary according to ratings.
    Debt obligations in general, including those listed above and any others that we may purchase, are basically written promises to repay a debt. Among the various types of debt securities we may purchase, the terms of repayment may vary, as may the commitment of other parties to honor the obligations of the issuer of the security. We may purchase securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or "matures." This means that we can purchase longer-term securities because of our expectation that we can demand repayment of the obligation at an agreed-upon price within a relatively short period of time. This procedure follows the rules applicable to money market funds.
    The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing the operation of money market funds.
    For more information, see "Investment Risks" and the Statement of Additional Information, "Description of the Fund, Its Investment and Risks."
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6  NEW YORK MONEY MARKET SERIES                            [ICON] (800) 225-1852

HOW THE SERIES INVESTS
------------------------------------------------

The Statement of Additional Information--which we refer to as the "SAI"-- contains additional information about the Series. To obtain a copy, see the back cover page of this prospectus.
    The Series' investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of the Prudential Municipal Series Fund can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies, we may also make the following investments to try to increase the Series' returns or protect its assets if market conditions warrant.

MUNICIPAL ASSET-BACKED SECURITIES
The Series may invest in MUNICIPAL ASSET-BACKED SECURITIES. A municipal asset-backed security is a type of pass-through instrument that pays interest which is eligible for exclusion from federal income taxation based upon the income from an underlying pool of municipal bonds.

FLOATING RATE BONDS AND VARIABLE RATE BONDS
The Series may invest in floating rate bonds and variable rate bonds. FLOATING RATE BONDS are municipal bonds that have an interest rate that is set as a specific percentage of a designated rate, such as the rate on Treasury bonds or the prime rate at major commercial banks. The interest rate on floating rate bonds changes when there is a change in the designated rate. VARIABLE RATE BONDS are municipal bonds that have an interest rate that is adjusted, based on the market rate at a specified period. They generally allow the Series to demand payment of the bond on short notice for an amount that may be more or less than the amount paid.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES
The Series may purchase municipal bonds on a "WHEN-ISSUED" or "DELAYED-DELIVERY" basis, without limit. When the Series makes this type of purchase, the price and rate are fixed at the time of purchase, but delivery and payment for the bonds take place at a later time. The Series does not earn interest income until the date the bonds are delivered.
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HOW THE SERIES INVESTS
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REPURCHASE AGREEMENTS
The Series may use REPURCHASE AGREEMENTS where a party agrees to sell a security to the Series and then repurchase it at an agreed-upon price at a stated time. A repurchase agreement is like a loan by the Series to the other party which creates a fixed return for the Series.

LIQUIDITY PUTS
The Series may purchase and exercise PUTS on municipal bonds without limit. Puts give the Series the right to sell securities at a specified price and date. Puts may be acquired to reduce the risk of the securities subject to the puts, but puts may involve additional costs to the Series, which could reduce the Series' return.

TEMPORARY DEFENSIVE STRATEGY
For temporary defensive purposes, the Series may hold up to 100% of its assets in cash or short-term investment-grade bonds, including bonds that are not exempt from state, local and federal income taxation. Investing heavily in these securities can limit our ability to achieve the Series' objective, but can help to preserve the Series' assets.

ADDITIONAL STRATEGIES
The Series also follows certain policies when it: BORROWS MONEY (the Series can borrow up to 33 1/3% of the value of its total assets); and HOLDS ILLIQUID SECURITIES (the Series may hold up to 10% of its net assets in illiquid securities, including certain securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than 7 days). The Series is subject to certain investment restrictions that are fundamental policies and cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

INVESTMENT RISKS
As noted, all investments involve risk, and investing in the Series is no exception. Since the Series' holdings can vary significantly from broad market indexes, performance of the Series can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Series' principal investments and certain of the Series' non-principal investments and strategies. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.
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8  NEW YORK MONEY MARKET SERIES                            [ICON] (800) 225-1852

HOW THE SERIES INVESTS
------------------------------------------------

INVESTMENT TYPE

------------------------------------------------------------------------------------
% OF SERIES' TOTAL ASSETS             RISKS                    POTENTIAL REWARDS
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
  MUNICIPAL BONDS           -- Concentration               -- Tax-exempt interest
                                 risk--the risk that           income, except with
  PROVIDE AT LEAST 80% OF       bonds may lose value           respect to certain
  SERIES' INCOME OR             because of political,          bonds, such as
  COMPRISE AT LEAST 80% OF      economic or other              private activity
  ITS TOTAL ASSETS              events affecting               bonds, which are
                                issuers of New York            subject to the
                                obligations                    federal alternative
                            -- Credit risk--the risk           minimum tax (AMT)
                                that the borrower
                                can't pay back the
                                money borrowed or
                                make interest
                                payments
                            -- Market risk--the risk
                                that bonds will lose
                                value in the market
                                because interest
                                rates change or there
                                is a lack of
                                confidence in the
                                borrower
                            -- Illiquidity risk--the
                                 risk that it may be
                                difficult to value
                                precisely and sell at
                                time or price desired
                            -- Nonappropriation
                                 risk--the risk that
                                the municipality may
                                not include the bond
                                obligations in future
                                budgets
                            -- Tax risk--the risk
                                 that federal, state
                                or local income tax
                                rates may decrease,
                                which could decrease
                                demand for municipal
                                bonds, or that a
                                change in law may
                                limit or eliminate
                                exemption of interest
                                on municipal bonds
                                from such taxes
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HOW THE SERIES INVESTS
------------------------------------------------

INVESTMENT TYPE (CONT'D)

------------------------------------------------------------------------------------
% OF SERIES' TOTAL ASSETS             RISKS                    POTENTIAL REWARDS
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
  MUNICIPAL ASSET-BACKED    -- Prepayment risk--the        -- Regular interest
  SECURITIES                    risk that the                   income
                                underlying bonds may       -- Pass-through
  PERCENTAGE VARIES             be prepaid, partially          instruments provide
                                or completely,                 greater
                                generally during               diversification than
                                periods of falling             direct ownership of
                                interest rates, which          municipal bonds
                                could adversely
                                effect yield to
                                maturity and could
                                require the Series to
                                reinvest in lower
                                yielding bonds
                            -- Credit risk--the risk
                                that the underlying
                                municipal bonds will
                                not be paid by
                                issuers or by credit
                                insurers or
                                guarantors of such
                                instruments. Some
                                municipal
                                asset-backed
                                securities are
                                unsecured or secured
                                by lower-rated
                                insurers or
                                guarantors and thus
                                may involve greater
                                risk
                            -- Market risk
                            -- Tax risk
------------------------------------------------------------------------------------
  VARIABLE/FLOATING RATE    -- Value lags value of         -- May offer protection
  SECURITIES                    fixed-rate securities          against interest rate
                                when interest rates            changes
  PERCENTAGE VARIES             change
------------------------------------------------------------------------------------

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10  NEW YORK MONEY MARKET SERIES                           [ICON] (800) 225-1852

HOW THE SERIES INVESTS
------------------------------------------------

INVESTMENT TYPE (CONT'D)

------------------------------------------------------------------------------------
% OF SERIES' TOTAL ASSETS             RISKS                    POTENTIAL REWARDS
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
  WHEN-ISSUED AND           -- May magnify underlying      -- May magnify underlying
  DELAYED-DELIVERY              investment losses              investment gains
  SECURITIES                -- Investment costs may
                                exceed potential
  PERCENTAGE VARIES             underlying investment
                                gains
------------------------------------------------------------------------------------
  ILLIQUID SECURITIES       -- May be difficult to         -- May offer more
                                value precisely                attractive yield or
  UP TO 10% OF NET ASSETS   -- May be difficult to             potential for growth
                                 sell at the time or           than more widely
                                price desired                  traded securities
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HOW THE SERIES IS MANAGED
-------------------------------------

BOARD OF TRUSTEES
The Fund's Board of Trustees oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

MANAGER
PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NEW JERSEY 07102-4077

    Under a management agreement with the Fund, PIFM manages the Series' investment operations and administers its business affairs. For the fiscal year ended August 31, 1999, the Series paid PIFM management fees of .50% of the Series' average net assets.
    PIFM and its predecessors have served as manager or administrator to
investment companies since 1987. As of              , 1999, PIFM served as the
Manager to all       of the Prudential mutual funds, and as Manager or
administrator to       closed-end investment companies, with aggregate assets of
approximately $      billion.

INVESTMENT ADVISER
The Prudential Investment Corporation, called Prudential Investments, is the Series' investment adviser. Its address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102. PIFM has responsibility for all investment advisory services, supervises Prudential Investments and reimburses Prudential Investments for its reasonable costs and expenses.
    Prudential Investments Fixed Income Group is organized into teams that specialize in different market sectors. The Fixed Income Policy Committee, which is comprised of senior investment staff from each sector team, provides guidance to the teams regarding duration risk, asset allocations and general risk parameters. Portfolio managers contribute bottom-up security selection within those guidelines. The Money Market Sector Team, headed by Joseph Tully, is responsible for overseeing the day-to-day management of the Series.
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12  NEW YORK MONEY MARKET SERIES                           [ICON] (800) 225-1852

HOW THE SERIES IS MANAGED
------------------------------------------------

DISTRIBUTOR
Prudential Investment Management Services LLC (PIMS) distributes the Series' shares under a Distribution Agreement with the Fund. The Fund has a Distribution and Service Plan under Rule 12b-1 of the Investment Company Act. Under the Plan and the Distribution Agreement, PIMS pays the expenses of distributing the Series' shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services. These fees--known as 12b-1--shown in the "Fees and Expenses" tables.

YEAR 2000 READINESS DISCLOSURE
The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000. The Fund and its Board receive, and have received since early 1998, satisfactory quarterly reports from the principal service providers as to their preparations for year 2000 readiness, although there can be no assurance that the service providers (or other securities market participants) will successfully complete the necessary changes in a timely manner. Moreover, the Fund at this time has not considered retaining alternative service providers or directly undertaken efforts to achieve year 2000 readiness, the latter of which would involve substantial expenses without an assurance of success.
    Additionally, issuers of securities generally, as well as those purchased by the Series, may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/ or a specific issuer's performance and result in a decline in the value of the securities held by the Series.
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SERIES DISTRIBUTIONS AND TAX ISSUES
-------------------------------------

Investors who buy shares of the Series should be aware of some important tax issues. For example, the Series distributes DIVIDENDS of ordinary income and any REALIZED NET CAPITAL GAINS to shareholders. Dividends generally will be exempt from federal, New York State and New York City income taxes. If, however, the Series invests in taxable obligations, it will pay dividends that are not exempt from these income taxes.
    The following briefly discusses some of the important state and federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS
The Series distributes DIVIDENDS of any net investment income to shareholders every month. For example, if the Series owns a City XYZ bond and the bond pays interest, the Series will pay out a portion of this interest as a dividend to its shareholders, assuming the Series' income is more than its costs and expenses. These dividends generally will be EXEMPT FROM FEDERAL INCOME TAXES, as long as 50% or more of the value of the Series' assets at the end of each quarter is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes.
    As we mentioned before, the Series will concentrate its investments in New York obligations. In addition to being exempt from federal taxes, Series' dividends are EXEMPT FROM NEW YORK STATE AND NEW YORK CITY INCOME TAXES FOR NEW YORK RESIDENTS if the dividends are excluded from federal income taxes and are derived from interest payments on New York obligations. Dividends attributable to the interest on taxable bonds held by the Series, market discount on taxable and tax-exempt obligations and short-term capital gains, however, will be subject to federal, state and local income tax at ordinary income tax rates.
    Some shareholders may be subject to federal alternative minimum tax (AMT) liability. Tax-exempt interest from certain bonds is treated as an item of tax preference, and may be attributed to shareholders. A portion of all tax-exempt interest is includable as an upward adjustment in determining a corporation's alternative minimum taxable income. These rules could make you liable for the AMT.
    Although the Series is not likely to realize capital gains because of the types of securities we purchase, any REALIZED NET CAPITAL GAINS will be paid
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14  NEW YORK MONEY MARKET SERIES                           [ICON] (800) 225-1852

SERIES DISTRIBUTIONS AND TAX ISSUES
------------------------------------------------

to shareholders (typically once a year). Capital gains are generated when the Series sells assets for a profit.
    For your convenience, Series distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Series. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker you will receive a credit to your account. Either way, the distributions may be subject is taxes. For more information about Automatic Reinvestment and other shareholder services, see "How to Buy, Sell and Exchange Shares of the Series--How To Buy Shares" at Step 3: Additional Shareholder Services.

TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year.
    Series distributions are generally taxable in the year they are received, except where we declare certain dividends in December of a calendar year but actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders are not eligible for the 70% dividends-received deduction on dividends paid by the Series.

WITHHOLDING TAXES
If federal law requires you to provide the Series with your tax identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to back-up withholding, we generally withhold and pay to the U.S. Treasury 31% of your distributions and gross sale proceeds. Dividends of net investment income and short-term capital gains paid to a NONRESIDENT FOREIGN SHAREHOLDER generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.
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HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
-------------------------------------

HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Series for you, call PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 15020
NEW BRUNSWICK, NJ 08906-5020

    To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Series, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Series) or suspend or modify the Series' sale of its shares.
    Except as noted below, the minimum initial investment for Series shares is $1,000 and the minimum subsequent investment is $100. All minimum investment requirements are waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors.

PURCHASES THROUGH PRUDENTIAL SECURITIES
Purchases of shares of the Series through Prudential Securities are made through automatic investment procedures (the Autosweep program). You cannot purchase shares through Prudential Securities other than through the Autosweep program, except as specifically provided (that is, you cannot make a manual purchase).
    The Autosweep program allows you to designate a money market fund as your primary money sweep fund. If you do not designate a primary money sweep fund, Prudential MoneyMart Assets, Inc. will automatically be your primary money sweep fund. You have the option to change your primary money sweep fund at any time by notifying your Prudential Securities Financial Advisor. The following discussion assumes that you have selected the Series as your primary money sweep fund.
    For individual retirement accounts (IRAs) and benefit plans in the Autosweep program, all credit balances (that is, immediately available
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16  NEW YORK MONEY MARKET SERIES                           [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

funds) of $1.00 or more will be invested in the Series on a daily basis. Prudential Securities will arrange for the investment of the credit balance in the Series and will purchase shares of the Series equal to that amount. This will occur on the business day following the availability of the credit balance. Prudential Securities may use and retain the benefit of credit balances in your account until Series shares are purchased.
    For accounts other than IRAs and benefit plans, shares of the Series will be purchased as follows:
     -- When your account has a credit balance of $10,000 or more, Prudential Securities will arrange for the automatic purchase of shares of the Series. This will occur on the business day following the availability of the credit balance
     -- When your account has a credit balance that results from a securities sale totaling $1,000 or more, the available cash will be invested in the Series on the settlement date
     -- For all other credit balances of $1.00 or more, shares will be purchased automatically at least once a month on the last business day of each month
    Purchases through Autosweep are subject to a minimum initial investment of $1,000, which is waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors. You will begin earning dividends on your shares purchased through the Autosweep program on the first business day after the order is placed. Prudential Securities will purchase shares of the Series at the price determined at 4:30 p.m. New York Time on the business day following the existence of the credit balance, which is the second business day after the availability of the credit balance. Prudential Securities will use and retain the benefit of credit balances in your account until Series shares are purchased.
    Your investment in the Series will be held in the name of Prudential Securities. Prudential Securities will receive all statements and dividends from the Fund and will, in turn, send you account statements showing your purchases, sales and dividends.
    The charges and expenses of the Autosweep program are not reflected in the Fees and Expenses tables. For information about participating in the Autosweep program, you should contact your Prudential Securities Financial Advisor.
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HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

PURCHASES THROUGH THE PRUDENTIAL ADVANTAGE ACCOUNT PROGRAM
The Prudential Advantage Account Program (the Advantage Account Program) is a financial services program available to clients of Pruco Securities Corporation (Pruco) and provides for an automatic investment procedure similar to the Autosweep program. The Advantage Account Program consists of two types of accounts: the Investor Account and the Advantage Account, which offers additional services, such as a debit card and check writing.
    The Advantage Account Program allows you to designate a money market fund as your primary money sweep fund. If you do not designate a primary money sweep fund, Prudential MoneyMart Assets, Inc. will automatically be your primary money sweep fund. You have the option to change your primary money sweep fund at any time by notifying your Pruco representative or the Advantage Service Center. The following discussion assumes that you have selected the Series as your primary money sweep fund.
    With the Advantage Account as well as the Investor Account for benefit plans and individual retirement accounts (IRAs), all credit balances (that is, immediately available funds) of $1.00 or more will be invested in the Series on a daily basis. Prudential Securities (Pruco's clearing broker) arranges for the investment of the credit balance in the Series and will purchase shares of the Series equal to that amount. This will occur on the business day following the availability of the credit balance. Prudential Securities may use and retain the benefit of credit balances in your account until Series shares are purchased.
    If you have an Investor Account (non-IRAs), shares of the Series will be purchased as follows:
     -- When your account has a credit balance of $10,000 or more, Prudential Securities will arrange for the automatic purchase of shares of the Series with all cash balances of $1.00 or more. This will occur on the business day following the availability of the credit balance
     -- When your account has a credit balance that results from a securities sale totaling more than $1,000, all cash balances of $1.00 or more will be invested in the Series on the business day following the settlement date
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18  NEW YORK MONEY MARKET SERIES                           [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

     -- For all other credit balances of $1.00 or more, shares will be purchased automatically at least once a month on the last business day of each month
    You will begin earning dividends on your shares purchased through the Advantage Account Program on the first business day after the order is placed. Prudential Securities will purchase shares of the Series at the price determined at 4:30 p.m. New York Time on the business day following the availability of the credit balance. Prudential Securities will use and retain the benefit of credit balances in your account until Series shares are purchased.
    Purchases of, withdrawals from and dividends from the Series will be shown on your Advantage Account or Investor Account statement.
    The charges and expenses of the Advantage Account Program are not reflected in the Fees and Expenses tables. For information about participating in the Advantage Account Program, you should call (800) 235-7637.

PURCHASES THROUGH THE COMMAND PROGRAM OR THE BUSINESSEDGE PROGRAM. Class A shares of the Series are available to shareholders who participate in either the corporate COMMAND-SM- Account Program (the COMMAND Program), which is available through Prudential Securities, or the Prudential BusinessEdge-SM- Account Program (the BusinessEdge Program), which is available either through Prudential Securities or Pruco. These programs offer integrated financial services that link together various product components with the ability to invest in shares of the Series. If you participate in the COMMAND Program or the BusinessEdge Program, your purchase of Series shares must be made through your Prudential Securities Financial Advisor or your Pruco broker, as applicable. [There are no minimum investment requirements for COMMAND Program or BusinessEdge Program participants.]

MANUAL PURCHASES
You may make a manual purchase (that is, a non-money market sweep purchase) of Series shares in either of the following situations:
     -- You do not participate in a money market sweep program (E.G., the Autosweep program or the Advantage Account Program), or
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HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

     -- You participate in a money market sweep program, but the Series is not designated as your primary money market sweep fund.
    The minimum initial investment for a manual purchase for shares of the Series is $1,000 and the minimum subsequent investment is $100, except that all minimum investment requirements are waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors.
    If you make a manual purchase through Prudential Securities, Prudential Securities will place your order for shares of the Series on the business day after the purchase order is received for settlement that day, which is the second business day after receipt of the purchase order by Prudential Securities. Prudential Securities may use and retain the benefit of credit balances in a client's brokerage account until monies are delivered to the Series (Prudential Securities delivers federal funds on the business day after settlement).
    If you make a manual purchase through the Fund's Distributor, through your broker or dealer (other than Prudential Securities) or directly from the Fund, shares will be purchased at the net asset value next determined after receipt of your order and payment in proper form. When your payment is received by 4:30 p.m., New York Time, shares will be purchased that day and you will begin to earn dividends on the following business day. If you purchase shares through a broker or dealer, your broker or dealer will forward your order and payment to the Fund. You should contact your broker or dealer for information about services that they may provide, including an automatic sweep feature. Transactions in Series shares may be subject to postage and other charges imposed by your broker or dealer. Any such charge is retained by your broker or dealer and is not sent to the Fund.

STEP 2: UNDERSTANDING THE PRICE YOU'LL PAY
When you invest in a mutual fund, you buy shares of the Series. Shares of a money market mutual fund, like the Series, are priced differently than shares of common stock and other securities.
    The price you pay for each share of the Series is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation: it's the total value of the Series (assets minus liabilities) divided by the total number of shares
-------------------------------------------------------------------
20  NEW YORK MONEY MARKET SERIES                           [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

outstanding. In determining NAV, the Series values its securities using the amortized cost method. The Series seeks to maintain an NAV of $1 per share at all times. Your broker may charge you a separate or additional fee for purchases of shares.
    We determine the NAV of our shares once each business day at 4:30 p.m. New York Time on days that the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed on national holidays and Good Friday. We do not determine NAV on days when we have not received any orders to purchase, sell, or exchange or when changes in the value of the Series' portfolio do not affect the NAV.

STEP 3: ADDITIONAL SHAREHOLDER SERVICES
As a Series shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Series Distributions and Tax Issues" section, the Series pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Series at NAV. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTENTION: ACCOUNT MAINTENANCE
P.O. BOX 15015
NEW BRUNSWICK, NJ 08906-5015

THE PRUTECTOR PROGRAM. Optional group term life insurance -- which protects the value of your Prudential mutual fund investment for your beneficiaries against market declines -- is available to investors who purchase their shares through Prudential. This insurance is subject to various restrictions and charges and is not available in all states.

REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

contain important financial information about the Series. To reduce Series expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.

HOW TO SELL YOUR SHARES
You can sell your shares of the Series at any time, subject to certain restrictions.
    When you sell shares of the Series--also known as REDEEMING shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, he must receive your order to sell by 4:30 p.m. New York Time to process the sale on that day. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTENTION: REDEMPTION SERVICES
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

    Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay payment of your proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES. There are certain times when you may not be able to sell shares of the Series or when we may delay paying you the proceeds from a sale. This may happen during unusual market conditions or emergencies when the Series can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."
    If you are selling more than $50,000 of shares, if you want the check sent to someone or some place that is not in our records, or you are a business or trust, and if you hold your shares directly with the Transfer
-------------------------------------------------------------------
22  NEW YORK MONEY MARKET SERIES                           [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

Agent, you may have to have the signature on your sell order guaranteed by a financial institution.

REDEMPTION IN KIND. If the sales of Series shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Series' net assets, we can then give you securities from the Series' portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

AUTOMATIC REDEMPTION FOR AUTOSWEEP. If you participate in the Autosweep program, your Series shares may be automatically redeemed to cover any deficit in your Prudential Securities account. The amount redeemed will be the nearest dollar amount necessary to cover the deficit.
    The amount of the redemption will be the lesser of the total value of Series shares held in your Prudential Securities account or the deficit in your Prudential Securities account. If you use this automatic redemption procedure and want to pay for a securities transaction in your account other than through this procedure, you must deposit cash in your securities account before the settlement date. If you use this automatic redemption procedure and want to pay any other deficit in your securities account other than through this procedure, you must deposit cash in your securities account before you incur the deficit.
    Redemptions are automatically made by Prudential Securities, to the nearest dollar, on each day to satisfy deficits from securities transactions or to honor your redemption requests. Your account will be automatically scanned for deficits each day and, if there is insufficient cash in your account, we will redeem an appropriate number of shares of the Series at the next determined NAV to satisfy any remaining deficit. You are entitled to any dividends declared on the redeemed shares through the day before the redemption is made. Dividends declared on the redemption date will be retained by Prudential Securities, which has advanced monies to satisfy deficits in your account.

AUTOMATIC REDEMPTION FOR THE ADVANTAGE ACCOUNT. If you participate in the Advantage Account Program, your Series shares may be automatically redeemed to cover any deficit in your securities account. The amount redeemed will be the nearest dollar amount necessary to cover the deficit.
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

    The amount of the redemption will be the lesser of the total value of Series shares held in your securities account or the deficit in your securities account. A deficit in your Advantage Account may result from activity arising under the program, such as debit balances incurred by the use of the Visa-Registered Trademark- Account, including Visa purchases, cash advances and Visa Account checks. Your account will be automatically scanned for deficits each day and, if there is insufficient cash in your account, we will redeem an appropriate number of shares of the Series to satisfy any remaining deficit. You are entitled to any dividends declared on the redeemed shares through the day before the redemption is made. Dividends declared on the redemption date will be retained by Prudential Securities, which has advanced monies to satisfy deficits in your account.
    Redemptions are automatically made by Prudential Securities, to the nearest dollar, on each day to satisfy deficits from securities transactions or to honor your redemption requests.

AUTOMATIC REDEMPTION FOR THE COMMAND PROGRAM OR THE BUSINESSEDGE PROGRAM If you participate in the COMMAND Program or the BusinessEdge Program, your Series shares will be automatically redeemed to cover any deficit in your account. The amount of the redemption will be the nearest dollar amount necessary to cover the deficit.
    The amount of the redemption will be the lesser of the total value of Series shares held in your account or the deficit in your account. A deficit in your COMMAND Program account or BusinessEdge Program account may result from activity arising under the Program, such as debit balances incurred by the use of the Visa-Registered Trademark- Gold Debit Card Account (for the COMMAND Program) or the BusinessEdge Visa-Registered Trademark- Debit Card Account (for the BusinessEdge Program), as well as ATM transactions, cash advances and Program account checks. Your account will be automatically scanned for deficits each day and, if there is insufficient cash in your account, we will redeem an appropriate number of shares of the Series to satisfy any remaining deficit. You are entitled to any dividends declared on the redeemed shares through the day before the redemption is made. Dividends declared on the redemption date will be retained by Prudential Securities or Pruco, as applicable, which has advanced monies to satisfy deficits in your account.
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24  NEW YORK MONEY MARKET SERIES                           [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

    Redemptions are automatically made, to the nearest dollar, on each day to satisfy account deficits or to honor your redemption requests.

MANUAL REDEMPTION FOR THE COMMAND PROGRAM OR THE BUSINESSEDGE PROGRAM If you participate in the COMMAND Program or the BusinessEdge Program, you may redeem your Series shares by submitting a written request to your Prudential Securities Financial Advisor or Pruco broker, as applicable. You should not send a manual redemption request to the Fund. If you do, we will forward the request to Prudential Securities or Pruco, as appropriate, which could delay your requested redemption.
    The proceeds from a manual redemption will immediately become a free cash balance in your Program account and will be automatically invested in the money market mutual fund that you selected as the "Primary Fund" for cash sweeps in your account. Both the COMMAND Program and the BusinessEdge Program require that your written redemption request be signed by all persons in whose name Series shares are registered, exactly as they appear on your Program account client statement. In certain situations, additional documents such as trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority may be required.
    Under the COMMAND Program, Prudential Securities has the right to terminate your Program account at any time for any reason. Likewise, under the BusinessEdge Program, Prudential Securities or Pruco, as applicable, has the right to terminate your Program account at any time for any reason. If a Program account is terminated, all shares of the Series held in the account will be redeemed.

HOW TO EXCHANGE YOUR SHARES
You can exchange your shares of the Series for shares in certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements of such other Prudential mutual fund. You can exchange shares of the Series for Class A shares of another Prudential mutual fund, but you can't exchange Series shares for Class B, Class C or Class Z shares, except that shares purchased prior to January 22, 1990 that are subject to a contingent deferred sales charge can be exchanged for Class B shares.
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

    If you hold shares through a broker, you must exchange shares through your broker. Otherwise, contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

    When you exchange shares of the Series for Class A shares of any other Prudential mutual fund, you will be subject to any sales charge that may be imposed by such other Prudential mutual fund. The sales charge is imposed at the time of your exchange.

FREQUENT TRADING
Frequent trading of Series shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Series' investments. When market timing occurs, the Series may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Series' performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Series will have to invest. When in our opinion such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Series by any person, group or commonly controlled accounts. The Fund may notify a market timer of rejection of an exchange purchase order after the day the order is placed. If the Fund allows a market timer to trade Series shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.
-------------------------------------------------------------------
26  NEW YORK MONEY MARKET SERIES                           [ICON] (800) 225-1852

FINANCIAL HIGHLIGHTS
-------------------------------------

The financial highlights will help you evaluate the Series' financial performance. The TOTAL RETURN in the chart represents the rate that a shareholder earned on an investment in the Series, assuming reinvestment of all dividends and other distributions. The information is for shares of the Series for the periods indicated.
    Review this chart with the financial statements which appear in the SAI. Additional performance information is contained in the annual report, which you can receive at no charge.
    The financial highlights for the three fiscal years ended August 31, 1999
were audited by                      LLP, independent accountants, and the
financial highlights for the two years ended August 31, 1996 were audited by other independent auditors, whose reports were unqualified.

SERIES SHARES (FISCAL YEAR ENDED 8-31)

-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE         1999            1998            1997            1996            1995
-----------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF
  YEAR                                   --                 $1.00           $1.00           $1.00           $1.00
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income and net
  realized gains                         --                   .03             .03             .03             .03
 Dividends and distributions to
  shareholders                          (--)                 (.03)           (.03)           (.03)           (.03)
 NET ASSET VALUE, END OF YEAR            --                 $1.00           $1.00           $1.00           $1.00
 TOTAL RETURN(1)                                            2.94%           2.91%           2.97%           3.06%
---------------------------------
-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                1999            1998            1997            1996            1995
-----------------------------------------------------------------------------------------------------------------
----------------------------------
 NET ASSETS, END OF YEAR (000)           $--             $412,352        $358,291        $349,470        $324,698
 AVERAGE NET ASSETS (000)                $--             $373,494        $326,092        $336,427        $292,763
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  fee                                    --%                 .69%            .71%            .72%            .73%
 Expenses, excluding distribution
  fee                                    --%                 .57%            .58%            .60%            .61%
 Net investment income                   --%                2.90%           2.87%           2.91%           3.02%
 Portfolio turnover                      --                    --              --              --              --
---------------------------------

1                       TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER
                        DISTRIBUTIONS. IT IS CALCULATED ASSUMING SHARES ARE
                        PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH
                        PERIOD REPORTED.

--------------------------------------------------------------------------------

THE PRUDENTIAL MUTUAL FUND FAMILY
-------------------------------------

                 [This page has been left blank intentionally.]
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28  NEW YORK MONEY MARKET SERIES                           [ICON] (800) 225-1852

THE PRUDENTIAL MUTUAL FUND FAMILY
-------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or dealer or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
PRUDENTIAL DISTRESSED SECURITIES FUND, INC.
PRUDENTIAL EMERGING GROWTH FUND, INC.
PRUDENTIAL EQUITY FUND, INC.
PRUDENTIAL EQUITY INCOME FUND
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL SMALL-CAP INDEX FUND
  PRUDENTIAL STOCK INDEX FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL JENNISON GROWTH FUND
  PRUDENTIAL JENNISON GROWTH & INCOME FUND
PRUDENTIAL MID-CAP VALUE FUND
PRUDENTIAL REAL ESTATE SECURITIES FUND
PRUDENTIAL SECTOR FUNDS, INC.
  PRUDENTIAL FINANCIAL SERVICES FUND
  PRUDENTIAL HEALTH SCIENCES FUND
  PRUDENTIAL TECHNOLOGY FUND
  PRUDENTIAL UTILITY FUND
PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
PRUDENTIAL SMALL COMPANY VALUE FUND, INC.
PRUDENTIAL TAX-MANAGED EQUITY FUND
PRUDENTIAL 20/20 FOCUS FUND
NICHOLAS-APPLEGATE FUND, INC.
  NICHOLAS-APPLEGATE GROWTH EQUITY FUND
TARGET FUNDS
  LARGE CAPITALIZATION GROWTH FUND
  LARGE CAPITALIZATION VALUE FUND
  SMALL CAPITALIZATION GROWTH FUND
  SMALL CAPITALIZATION VALUE FUND
ASSET ALLOCATION/BALANCED FUNDS
PRUDENTIAL BALANCED FUND
PRUDENTIAL DIVERSIFIED FUNDS
  CONSERVATIVE GROWTH FUND
  MODERATE GROWTH FUND
  HIGH GROWTH FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL ACTIVE BALANCED FUND
GLOBAL FUNDS
GLOBAL STOCK FUNDS
PRUDENTIAL DEVELOPING MARKETS FUND
  PRUDENTIAL DEVELOPING MARKETS EQUITY FUND
  PRUDENTIAL LATIN AMERICA EQUITY FUND
PRUDENTIAL EUROPE GROWTH FUND, INC.
PRUDENTIAL GLOBAL GENESIS FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL EUROPE INDEX FUND
  PRUDENTIAL PACIFIC INDEX FUND
PRUDENTIAL NATURAL RESOURCES FUND, INC.
PRUDENTIAL PACIFIC GROWTH FUND, INC.
PRUDENTIAL WORLD FUND, INC.
  GLOBAL SERIES
  INTERNATIONAL STOCK SERIES
GLOBAL UTILITY FUND, INC.
TARGET FUNDS
  INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

THE PRUDENTIAL MUTUAL FUND FAMILY
-------------------------------------

GLOBAL BOND FUNDS
PRUDENTIAL GLOBAL LIMITED MATURITY FUND, INC.
  LIMITED MATURITY PORTFOLIO
PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
PRUDENTIAL INTERMEDIATE GLOBAL
  INCOME FUND, INC.
PRUDENTIAL INTERNATIONAL BOND FUND, INC.
BOND FUNDS
TAXABLE BOND FUNDS
PRUDENTIAL DIVERSIFIED BOND FUND, INC.
PRUDENTIAL GOVERNMENT INCOME FUND, INC.
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  SHORT-INTERMEDIATE TERM SERIES
PRUDENTIAL HIGH YIELD FUND, INC.
PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL BOND MARKET INDEX FUND
PRUDENTIAL STRUCTURED MATURITY FUND, INC.
  INCOME PORTFOLIO
TARGET FUNDS
  TOTAL RETURN BOND FUND
TAX-EXEMPT BOND FUNDS
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA SERIES
  CALIFORNIA INCOME SERIES
PRUDENTIAL MUNICIPAL BOND FUND
  HIGH INCOME SERIES
  INSURED SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  FLORIDA SERIES
  MASSACHUSETTS SERIES
  NEW JERSEY SERIES
  NEW YORK SERIES
  NORTH CAROLINA SERIES
  OHIO SERIES
  PENNSYLVANIA SERIES
PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
CASH ACCUMULATION TRUST
  LIQUID ASSETS FUND
  NATIONAL MONEY MARKET FUND
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  MONEY MARKET SERIES
  U.S. TREASURY MONEY MARKET SERIES
PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
  MONEY MARKET SERIES
PRUDENTIAL MONEYMART ASSETS, INC.
TAX-FREE MONEY MARKET FUNDS
PRUDENTIAL TAX-FREE MONEY FUND, INC.
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA MONEY MARKET SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  CONNECTICUT MONEY MARKET SERIES
  MASSACHUSETTS MONEY MARKET SERIES
  NEW JERSEY MONEY MARKET SERIES
  NEW YORK MONEY MARKET SERIES
COMMAND FUNDS
COMMAND MONEY FUND
COMMAND GOVERNMENT FUND
COMMAND TAX-FREE FUND
INSTITUTIONAL MONEY MARKET FUNDS
PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.
  INSTITUTIONAL MONEY MARKET SERIES

-------------------------------------------------------------------
30  NEW YORK MONEY MARKET SERIES                           [ICON] (800) 225-1852

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 15005
NEW BRUNSWICK, NJ 08906-5005
(800) 225-1852
(732) 417-7555
  (if calling from outside the U.S.)

--------------------------------
Outside Brokers Should Contact:
PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC
P.O. BOX 15035
NEW BRUNSWICK, NJ 08906-5035
(800) 778-8769

------------------------------------
Visit Prudential's Web Site At:
http://www.prudential.com

--------------------------------
Additional information about the Fund can be obtained without charge and can be found in the following documents:

-- Statement of Additional Information (SAI) (incorporated by reference into this prospectus)

--    Annual Report

--    Semi-Annual Report

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-6009
  (The SEC charges a fee to copy documents.)

In Person:
Public Reference Room in
Washington, DC
  (For hours of operation, call 1(800) SEC-0330)

Via the Internet:
http://www.sec.gov

--------------------------------
CUSIP Number: 74435M-72-1

Investment Company Act File No:

811-4023

                                               M Printed on Recycled Paper

TYPE OF FUND:
-------------------------------------
Tax-exempt bond

INVESTMENT OBJECTIVE:
-------------------------------------
Maximize current income that is exempt from North
Carolina state and federal income taxes consistent with the preservation of capital

                                     [LOGO]

PRUDENTIAL
MUNICIPAL
SERIES FUND

---------------------------------------------------------------
NORTH CAROLINA SERIES
PROSPECTUS: DECEMBER   , 1999

As with all mutual funds, the
Securities and Exchange Commission has
not approved or disapproved the
Series' shares, nor has the SEC
determined that this prospectus is
complete or accurate. It is a criminal
offense to state otherwise.                        [LOGO]

TABLE OF CONTENTS
-------------------------------------

1       RISK/RETURN SUMMARY
1       Investment Objective and Principal Strategies
1       Principal Risks
3       Evaluating Performance
4       Fees and Expenses

6       HOW THE SERIES INVESTS
6       Investment Objective and Policies
8       Other Investments and Strategies
10      Investment Risks

15      HOW THE SERIES IS MANAGED
15      Board of Trustees
15      Manager
15      Investment Adviser
17      Distributor
17      Year 2000 Readiness Disclosure

19      SERIES DISTRIBUTIONS AND TAX ISSUES
19      Distributions
20      Tax Issues
21      If You Sell or Exchange Your Shares

22      HOW TO BUY, SELL AND EXCHANGE SHARES OF THE SERIES
22      How to Buy Shares
29      How to Sell Your Shares
32      How to Exchange Your Shares

34      FINANCIAL HIGHLIGHTS
35      Class A Shares
36      Class B Shares
37      Class C Shares

38      THE PRUDENTIAL MUTUAL FUND FAMILY

A-1     APPENDIX A: DESCRIPTION OF SECURITY RATINGS

        FOR MORE INFORMATION (Back Cover)

-------------------------------------------------------------------
NORTH CAROLINA SERIES                         [ICON] (800) 225-1852

RISK/RETURN SUMMARY
-------------------------------------

This section highlights key information about the NORTH CAROLINA SERIES (the Series) of the PRUDENTIAL MUNICIPAL SERIES FUND (the Fund). Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Our investment objective is to maximize CURRENT INCOME that is EXEMPT FROM NORTH CAROLINA STATE AND FEDERAL INCOME TAXES, consistent with the PRESERVATION OF CAPITAL. This means we invest primarily in North Carolina state and municipal bonds, which are debt obligations or fixed income securities, including notes, commercial paper and other securities, as well as obligations of other issuers that pay interest income that is exempt from those taxes (collectively called "North Carolina obligations"). In conjunction with our investment objective, we may invest in debt obligations with the potential for capital gain.
    To achieve our objective, we normally invest so that at least 80% of the income from the Series' investments will be exempt from North Carolina state and federal income taxes or the Series will invest at least 80% of its total assets in North Carolina obligations. We normally invest at least 70% of the Series' total assets in "investment grade" debt obligations, which are debt obligations rated at least BBB by Standard & Poor's Ratings Group (S&P), Baa by Moody's Investors Service (Moody's), or comparably rated by another major rating service, and unrated debt obligations that we believe are comparable in quality. However, we may invest up to 30% of the Series' assets in "non-investment grade" or HIGH YIELD DEBT OBLIGATIONS, commonly known as "JUNK BONDS". The Series may invest in municipal bonds the interest and/or principal payments on which are insured by the bond issuers or other parties. The Series may also invest in certain municipal bonds the interest on which is subject to the federal alternative minimum tax (AMT). The dollar-weighted average maturity of the Series will normally be between 10 and 20 years.
    While we make every effort to achieve our objective, we can't guarantee success.

PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. The securities in which the Series invests are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due, as well as the risk that the securities may lose value because interest rates
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

change or because there is a lack of confidence in the issuer. Bonds with longer maturity dates typically produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates than bonds with shorter maturity dates. The Series invests in non-investment grade securities--also known as "junk bonds"--which have a higher risk of default and tend to be less liquid than higher-rated securities. Therefore, an investment in the Series may not be appropriate for short-term investing.
    The Series may purchase insured municipal bonds to reduce credit risks. Although insurance coverage reduces credit risks by providing that the insurer will make timely payment of interest and/or principal, it does not provide protection against the market fluctuations of insured bonds or fluctuations in the price of the shares of the Series. An insured municipal bond fluctuates in value largely based on factors relating to the insurer's creditworthiness or ability to satisfy its obligations.
    Bond prices and the Series' net asset value generally move in opposite directions from interest rates--if interest rates go up, the prices of the bonds in the Series' portfolio may fall because the bonds the Series holds won't, as a rule, pay as well as the newer bonds issued. Bonds that are issued when interest rates are high generally increase in value when interest rates fall.
    Municipal bonds may be subject to the risk that the borrower may not set aside funds to make the bond or lease payments.
    Because the Series will concentrate its investments in North Carolina obligations, the Series is more susceptible to economic, political and other developments that may adversely affect issuers of North Carolina obligations than a municipal bond fund that is not as geographically concentrated. For more information on the risks of investing in North Carolina obligations, see "Description of the Fund, Its Investments and Risks" in the Statement of Additional Information.
    Like any mutual fund, an investment in the Series could lose value, and you could lose money. For more information about the risks associated with the Series, see "How the Series Invests--Investment Risks."
    An investment in the Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency.
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2  NORTH CAROLINA SERIES                                   [ICON] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

EVALUATING PERFORMANCE
A number of factors--including risk--can affect how the Series performs. The following bar chart and table show the Series' performance for each full calendar year of operation for the last 10 years. The bar chart and table demonstrate the risk of investing in the Series by showing how returns can change from year to year and by showing how the Series' average annual total returns compare with a bond index and a group of similar mutual funds. Past performance does not mean that the Series will achieve similar results in the future.

ANNUAL RETURNS*--(CLASS B SHARES)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
BEST QUARTER:     % ( quarter of )
WORST QUARTER:    % ( quarter of )

* THESE ANNUAL RETURNS DO NOT INCLUDE SALES CHARGES. IF THE SALES CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. WITHOUT THE DISTRIBUTION AND SERVICE (12B-1) FEE WAIVER, THE ANNUAL RETURNS WOULD HAVE BEEN LOWER, TOO. THE TOTAL RETURN OF THE CLASS B SHARES FROM 1-1-99 TO 9-30-99
  WAS   %.

AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-98)

--------------------------------------------------------------------------------------------
                              1 YR         5 YRS         10 YRS          SINCE INCEPTION
--------------------------------------------------------------------------------------------
  Class A shares                  %             %           N/A            %  (since 1-22-90)
  Class B shares                  %             %             %            %  (since 9-13-84)
  Class C shares                  %           N/A           N/A            %  (since  8-1-94)
  Muni Bond Index(2)              %             %             %       N/A
  Lipper Average(3)               %             %             %       N/A

1                       THE SERIES' RETURNS ARE AFTER DEDUCTION OF SALES CHARGES AND
                        EXPENSES.
2                       THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (MUNI BOND INDEX)
                        IS AN UNMANAGED INDEX OF OVER 21,000 MUNICIPAL BONDS WHICH
                        ARE GENERALLY REPRESENTATIVE OF THE LONG-TERM INVESTMENT
                        GRADE MUNICIPAL BOND MARKET. THESE RETURNS DO NOT INCLUDE
                        THE EFFECT OF ANY SALES CHARGES. THESE RETURNS WOULD BE
                        LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES. THE MUNI
                        BOND INDEX SINCE INCEPTION RETURNS ARE  % FOR CLASS A,  %
                        FOR CLASS B AND  % FOR CLASS C SHARES. SOURCE: LEHMAN BROS.
3                       THE LIPPER NORTH CAROLINA MUNICIPAL DEBT FUNDS CATEGORY IS
                        BASED ON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THIS
                        CATEGORY AND DOES NOT INCLUDE THE EFFECT OF ANY SALES
                        CHARGES. AGAIN, THESE RETURNS WOULD BE LOWER IF THEY
                        INCLUDED THE EFFECT OF SALES CHARGES. THE LIPPER RETURNS
                        SINCE THE INCEPTION OF EACH CLASS ARE  % FOR CLASS A,  % FOR
                        CLASS B AND  % FOR CLASS C SHARES. SOURCE: LIPPER, INC.

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

FEES AND EXPENSES
These tables show the sales charges, fees, and expenses that you may pay if you buy and hold shares of each share class of the Series--Class A, B, and C. Each share class has different sales charges--known as loads--and expenses, but represents an investment in the same fund. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Series."

SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

---------------------------------------------------------------------------------------
                                                         CLASS A    CLASS B    CLASS C
---------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on purchases (as
   a percentage of offering price)
                                                              3%       None         1%
  Maximum deferred sales charge (load) (as a percentage
   of the lower of original purchase price or sale
   proceeds)                                                None         5%(2)      1%(3)
  Maximum sales charge (load) imposed on reinvested
   dividends and other distributions                        None       None       None
  Redemption fees                                           None       None       None
  Exchange fee                                              None       None       None

ANNUAL SERIES OPERATING EXPENSES (DEDUCTED FROM SERIES ASSETS)

---------------------------------------------------------------------------------------
                                                         CLASS A    CLASS B    CLASS C
---------------------------------------------------------------------------------------
  Management fees                                           .50%       .50%       .50%
  + Distribution (12b-1) and service fees(4)                .30%(4)    .50%      1.00%(4)
  + Other expenses                                             %          %          %
  = Total annual Series operating expenses(4)                  %          %          %
  - Fee waiver or expense reimbursement(4)                  .05%          %       .25%
  = NET ANNUAL SERIES OPERATING EXPENSES                       %          %          %

1                       YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR
                        PURCHASES AND SALES OF SHARES.
2                       THE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B
                        SHARES DECREASES BY 1% ANNUALLY TO 1% IN THE FIFTH AND SIXTH
                        YEARS AND 0% IN THE SEVENTH YEAR. CLASS B SHARES CONVERT TO
                        CLASS A SHARES APPROXIMATELY SEVEN YEARS AFTER PURCHASE.
3                       THE CDSC FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN
                        18 MONTHS OF PURCHASE.
4                       FOR THE FISCAL YEAR ENDING AUGUST 31, 2000, THE DISTRIBUTOR
                        OF THE SERIES HAS CONTRACTUALLY AGREED TO REDUCE ITS
                        DISTRIBUTION AND SERVICE FEES FOR CLASS A AND CLASS C SHARES
                        TO .25 OF 1% AND .75 OF 1% OF THE AVERAGE DAILY NET ASSETS
                        OF THE CLASS A AND CLASS C SHARES, RESPECTIVELY.

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4  NORTH CAROLINA SERIES                                   [ICON] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

EXAMPLE
This example will help you compare the fees and expenses of the Series' different share classes and the cost of investing in the Series with the cost of investing in other mutual funds.
    The example assumes that you invest $10,000 in the Series for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A and Class C shares during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

---------------------------------------------------------------------------------------------
                                                   1 YR       3 YRS       5 YRS       10 YRS
---------------------------------------------------------------------------------------------
  Class A shares                                        $           $           $           $
  Class B shares                                        $           $           $           $
  Class C shares                                        $           $           $           $

You would pay the following expenses on the same investment if you did not sell your shares:

-----------------------------------------------------------------------------------------------
                                                     1 YR       3 YRS       5 YRS       10 YRS
-----------------------------------------------------------------------------------------------
  Class A shares                                          $           $           $           $
  Class B shares                                          $           $           $           $
  Class C shares                                          $           $           $           $

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HOW THE SERIES INVESTS
-------------------------------------

INVESTMENT OBJECTIVE AND POLICIES
The Series' investment objective is to maximize CURRENT INCOME that is EXEMPT FROM NORTH CAROLINA STATE AND FEDERAL INCOME TAXES consistent with the PRESERVATION OF CAPITAL. In conjunction with its investment objective, the Series may invest in debt securities with the potential for capital gain. While we make every effort to achieve our objective, we can't guarantee success.
    To achieve the Series' objective, we invest primarily in NORTH CAROLINA OBLIGATIONS, including North Carolina state and municipal bonds as well as obligations of other issuers (such as issuers located in Puerto Rico, the Virgin Islands and Guam) that pay interest income that is exempt from North Carolina state and federal income taxes. We normally invest so that at least 80% of the income from the Series' investments will be exempt from those taxes or the Series will have at least 80% of its total assets invested in North Carolina obligations. The Series, however, may hold private activity bonds, which are municipal bonds the interest on which is subject to the federal alternative minimum tax (AMT).
    Municipal bonds include GENERAL OBLIGATION BONDS and REVENUE BONDS. General obligation bonds are obligations supported by the credit of an issuer that has the power to tax and are payable from that issuer's general revenues and not from any specific source. Revenue bonds, on the other hand, are payable from revenues from a particular source.
    We normally invest at least 70% of the Series' assets in "investment grade" obligations, which are obligations rated at least BBB by S&P, Baa by Moody's, or comparably rated by another major rating service, and unrated debt obligations that we believe are comparable in quality. We may also invest in insured municipal bonds. However, we may invest up to 30% of the Series' assets in HIGH YIELD OBLIGATIONS ("JUNK BONDS"). A rating is an assessment of the likelihood of timely repayment of interest and principal (with respect to a municipal bond) or claims (with respect to an insurer of a municipal bond) and can be useful when comparing different municipal bonds. These ratings are not a guarantee of quality. The opinions of the rating agencies do not reflect market risk and they may at times lag behind

-------------------------------------------------------------------
States and municipalities issue bonds in order to borrow money to finance a project. You can think of bonds as loans that investors make to the state, local government or other issuer. The government gets the cash needed to complete the project and investors earn income on their investment.
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6  NORTH CAROLINA SERIES                                   [ICON] (800) 225-1852

HOW THE SERIES INVESTS
------------------------------------------------

the current financial conditions of the issuer or insurer. An investor can evaluate the expected likelihood of debt repayment by an issuer by looking at its ratings as compared to another similar issuer.
    During the year ended August 31, 1999, the monthly dollar-weighted average ratings of the debt obligations held by the Series, expressed as a percentage of the Series' total assets, were as follows:

---------------------------------------------------------------------------------
                                                                 PERCENTAGES OF
RATINGS                                                        TOTAL INVESTMENTS
---------------------------------------------------------------------------------
  AAA/Aaa                                                                     xx%
  AA/Aa                                                                       xx%
  A/A                                                                         xx%
  BBB/Baa                                                                     xx%
  BB/Ba                                                                       xx%

    In determining which securities to buy and sell, the investment adviser will consider, among other things, yield, maturity, issue, quality characteristics and expectations regarding economic and political developments, including movements in interest rates and demand for municipal bonds. The investment adviser will seek to anticipate interest rate movements and will purchase and sell municipal bonds accordingly. The investment adviser will also consider the claims-paying ability with respect to insurers of municipal bonds. The investment adviser will also seek to take advantage of differentials in yields with respect to securities with similar credit ratings and maturities, but which vary according to the purpose for which they were issued. The investment adviser will also seek to take advantage of differentials in yields with respect to securities issued for similar purposes with similar maturities, but which vary according to ratings.
    The dollar-weighted average maturity of the obligations held by the Series generally ranges between 10 and 20 years.
    For more information, see "Investment Risks" and the Statement of Additional Information, "Description of the Fund, Its Investment and Risks." The Statement of Additional Information--which we refer to as the "SAI"--contains additional information about the Series. To obtain a copy, see the back cover page of this prospectus.
    The Series' investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of the Prudential Municipal Series Fund can change investment policies that are not fundamental.
--------------------------------------------------------------------------------

HOW THE SERIES INVESTS
------------------------------------------------

OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies, we may also make the following investments to try to increase the Series' returns or protect its assets if market conditions warrant.

MUNICIPAL LEASE OBLIGATIONS
The Series may invest in MUNICIPAL LEASE OBLIGATIONS. The interest and principal on municipal lease obligations are paid out of lease payments made by the party leasing the equipment or facilities that were acquired or built with the bonds. Typically, municipal lease obligations are issued by states or financing authorities to provide money for construction projects such as schools, offices or stadiums. The entity that leases the building or facility would be responsible for paying the interest and principal on the obligation.

MUNICIPAL ASSET-BACKED SECURITIES
The Series may invest in MUNICIPAL ASSET-BACKED SECURITIES. A municipal asset-backed security is a type of pass-through instrument that pays interest which is eligible for exclusion from federal income taxation based upon the income from an underlying pool of municipal bonds.

FLOATING RATE BONDS, VARIABLE RATE BONDS, INVERSE FLOATERS AND
SECONDARY INVERSE FLOATERS
The Series may invest in floating rate bonds, variable rate bonds, inverse floaters and secondary inverse floaters. FLOATING RATE BONDS are municipal bonds that have an interest rate that is set as a specific percentage of a designated rate, such as the rate on Treasury bonds or the prime rate at major commercial banks. The interest rate on floating rate bonds changes when there is a change in the designated rate. VARIABLE RATE BONDS are municipal bonds that have an interest rate that is adjusted, based on the market rate at a specified period. They generally allow the Series to demand payment of the bond on short notice for an amount that may be more or less than the amount paid. INVERSE FLOATERS are municipal bonds with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. SECONDARY INVERSE FLOATERS are municipal asset-backed securities with a floating or variable interest rate that moves in the opposite direction of the interest rate or another security or the value of an index.
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8  NORTH CAROLINA SERIES                                   [ICON] (800) 225-1852

HOW THE SERIES INVESTS
------------------------------------------------

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES
The Series may purchase municipal bonds on a "WHEN-ISSUED" or "DELAYED-DELIVERY" basis, without limit. When the Series makes this type of purchase, the price and rate are fixed at the time of purchase, but delivery and payment for the bonds take place at a later time. The Series does not earn interest income until the date the bonds are delivered.

REPURCHASE AGREEMENTS
The Series may use REPURCHASE AGREEMENTS where a party agrees to sell a security to the Series and then repurchase it at an agreed-upon price at a stated time. A repurchase agreement is like a loan by the Series to the other party which creates a fixed return for the Series.

LIQUIDITY PUTS
The Series may purchase and exercise PUTS on municipal bonds without limit. Puts give the Series the right to sell securities at a specified price and date. Puts may be acquired to reduce the risk of the securities subject to the puts, but puts may involve additional costs to the Series, which could reduce the Series' return.

TEMPORARY DEFENSIVE STRATEGY
For temporary defensive purposes, the Series may hold up to 100% of its assets in cash or investment-grade bonds, including bonds that are not exempt from state, local and federal income taxation. Investing heavily in these securities can limit our ability to achieve the Series' objective, but can help to preserve the Series' assets.

DERIVATIVE STRATEGIES
We may use various derivative strategies to try to improve the Series' returns or protect its assets, although we cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Series will not lose money. Derivatives--such as FUTURES CONTRACTS, OPTIONS, OPTIONS ON FUTURES AND INTEREST RATE SWAPS--involve costs and can be volatile. A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. An option is the right to buy or sell securities or, in the case of an option on a futures contract, the right to buy or sell a futures contract in exchange for a
--------------------------------------------------------------------------------

HOW THE SERIES INVESTS
------------------------------------------------

premium. An interest rate swap is a transaction in which the Series and another party "trade" income streams. The swap is done to preserve a return or spread on a particular investment or portion of the Series or to protect against any increase in the price of securities the Series anticipates purchasing at a later date.
    With derivatives, the investment adviser tries to predict if the underlying investment, whether a security, market index, currency, interest rate or some other benchmark, will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Series' overall investment objective. Any derivatives we may use may not match the Series' underlying holdings. For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks--Hedging Strategies."

ADDITIONAL STRATEGIES
The Series also follows certain policies when it: BORROWS MONEY (the Series can borrow up to 33 1/3% of the value of its total assets); and HOLDS ILLIQUID SECURITIES (the Series may hold up to 15% of its net assets in illiquid securities, including certain securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than 7 days). The Series is subject to certain investment restrictions that are fundamental policies and cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

INVESTMENT RISKS
As noted, all investments involve risk, and investing in the Series is no exception. Since the Series' holdings can vary significantly from broad market indexes, performance of the Series can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Series' principal investments and certain of the Series' non-principal investments and strategies. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.
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10  NORTH CAROLINA SERIES                                  [ICON] (800) 225-1852

HOW THE SERIES INVESTS
------------------------------------------------

INVESTMENT TYPE

------------------------------------------------------------------------------------
% OF SERIES' TOTAL ASSETS             RISKS                    POTENTIAL REWARDS
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
  MUNICIPAL BONDS           -- Concentration               -- Tax-exempt interest
                                 risk--the risk that           income, except with
  PROVIDE AT LEAST 80% OF       bonds may lose value           respect to certain
  SERIES' INCOME OR             because of political,          bonds, such as
  COMPRISE AT LEAST 80% OF      economic or other              private activity
  ITS TOTAL ASSETS              events affecting               bonds, which are
                                issuers of North               subject to the
                                Carolina obligations           federal alternative
                            -- Credit risk--the risk           minimum tax (AMT)
                                that the borrower          -- If interest rates
                                can't pay back the              decline, long-term
                                money borrowed or              yields should be
                                make interest                  higher than money
                                payments (lower for            market yields
                                insured and
                                higher-rated bonds)
                            -- Market risk--the risk
                                that bonds will lose
                                value in the market
                                because interest
                                rates change or there
                                is a lack of
                                confidence in the
                                borrower
                            -- Illiquidity risk--the
                                 risk that it may be
                                difficult to value
                                precisely and sell at
                                time or price desired
                            -- Nonappropriation
                                 risk--the risk that
                                the municipality may
                                not include the bond
                                obligations in future
                                budgets
                            -- Tax risk--the risk
                                 that federal, state
                                or local income tax
                                rates may decrease,
                                which could decrease
                                demand for municipal
                                bonds, or that a
                                change in law may
                                limit or eliminate
                                exemption of interest
                                on municipal bonds
                                from such taxes
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HOW THE SERIES INVESTS
------------------------------------------------

INVESTMENT TYPE (CONT'D)

------------------------------------------------------------------------------------
% OF SERIES' TOTAL ASSETS             RISKS                    POTENTIAL REWARDS
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
  HIGH-YIELD DEBT           -- Higher market risk          -- May offer higher
  OBLIGATIONS                    than higher-grade             interest income than
  (JUNK BONDS)                  municipal bonds                higher-grade bonds
                            -- Higher credit risk
  UP TO 30%                      than higher-grade
                                municipal bonds (more
                                sensitive to economic
                                downturns)
                            -- Certain high-yield
                                bonds may be more
                                illiquid (harder to
                                value and sell), in
                                which case valuation
                                would depend more on
                                investment adviser's
                                judgment than is
                                generally the case
                                with higher-rated
                                bonds
                            -- Tax risk
------------------------------------------------------------------------------------
  MUNICIPAL LEASE           -- Concentration risk          -- Tax-exempt interest
  OBLIGATIONS               -- Credit risk                     income, except with
                            -- Market risk                     respect to certain
  PERCENTAGE VARIES         -- Illiquidity risk                bonds, such as
                            -- Nonappropriation risk           private activity
                            -- Tax risk                        bonds, which are
                                                               subject to the AMT
                                                           -- If interest rates
                                                                decline, long-term
                                                               yields should be
                                                               higher than money
                                                               market yields
------------------------------------------------------------------------------------

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12  NORTH CAROLINA SERIES                                  [ICON] (800) 225-1852

HOW THE SERIES INVESTS
------------------------------------------------

INVESTMENT TYPE (CONT'D)

------------------------------------------------------------------------------------
% OF SERIES' TOTAL ASSETS             RISKS                    POTENTIAL REWARDS
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
  MUNICIPAL ASSET-BACKED    -- Prepayment risk--the        -- Regular interest
  SECURITIES                    risk that the                   income
                                underlying bonds may       -- Pass-through
  PERCENTAGE VARIES             be prepaid, partially          instruments provide
                                or completely,                 greater
                                generally during               diversification than
                                periods of falling             direct ownership of
                                interest rates, which          municipal bonds
                                could adversely
                                effect yield to
                                maturity and could
                                require the Series to
                                reinvest in lower
                                yielding bonds
                            -- Credit risk--the risk
                                that the underlying
                                municipal bonds will
                                not be paid by
                                issuers or by credit
                                insurers or
                                guarantors of such
                                instruments. Some
                                municipal
                                asset-backed
                                securities are
                                unsecured or secured
                                by lower-rated
                                insurers or
                                guarantors and thus
                                may involve greater
                                risk
                            -- Market risk
                            -- Tax risk
------------------------------------------------------------------------------------
  VARIABLE/FLOATING RATE    -- Value lags value of         -- May offer protection
  SECURITIES                    fixed-rate securities          against interest rate
                                when interest rates            changes
  PERCENTAGE VARIES             change
------------------------------------------------------------------------------------
  INVERSE FLOATERS/         -- High market risk--risk      -- Income generally will
  SECONDARY INVERSE             that inverse floaters          increase when
  FLOATERS                      will fluctuate in              interest rates
                                value more                     decrease
  PERCENTAGE VARIES             dramatically than
                                other debt securities
                                when interest rates
                                change
                            -- Credit risk
                            -- Illiquidity risk
                            -- Secondary inverse
                                floaters are subject
                                to additional risks
                                of municipal
                                asset-backed
                                securities
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HOW THE SERIES INVESTS
------------------------------------------------

INVESTMENT TYPE (CONT'D)

------------------------------------------------------------------------------------
% OF SERIES' TOTAL ASSETS             RISKS                    POTENTIAL REWARDS
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
  DERIVATIVES               -- Derivatives such as         -- The Series could make
                                futures and options            money and protect
  PERCENTAGE VARIES             may not fully offset           against losses if the
                                the underlying                 investment analysis
                                positions and this             proves correct
                                could result in            -- One way to manage the
                                losses to the Series           Series' risk/return
                                that would not have            balance is to lock in
                                otherwise occurred             the value of an
                            -- Derivatives used for            investment ahead of
                                 risk management may           time
                                not have the intended      -- Derivatives that
                                effects and may                 involve leverage
                                result in losses or            could generate
                                missed opportunities           substantial gains or
                            -- The other party to a            low costs
                                derivatives contract
                                could default
                            -- Derivatives that
                                 involve leverage
                                (borrowing for
                                investment) could
                                magnify losses
                            -- Certain types of
                                derivatives involve
                                costs to the Series
                                which can reduce
                                returns
------------------------------------------------------------------------------------
  WHEN-ISSUED AND           -- May magnify underlying      -- May magnify underlying
  DELAYED-DELIVERY              investment losses              investment gains
  SECURITIES                -- Investment costs may
                                exceed potential
  PERCENTAGE VARIES             underlying investment
                                gains
------------------------------------------------------------------------------------
  ILLIQUID SECURITIES       -- May be difficult to         -- May offer more
                                value precisely                attractive yield or
  UP TO 15% OF NET ASSETS   -- May be difficult to             potential for growth
                                 sell at the time or           than more widely
                                price desired                  traded securities
------------------------------------------------------------------------------------

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14  NORTH CAROLINA SERIES                                  [ICON] (800) 225-1852

HOW THE SERIES IS MANAGED
-------------------------------------

BOARD OF TRUSTEES
The Fund's Board of Trustees oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

MANAGER
PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NEW JERSEY 07102-4077

    Under a management agreement with the Fund, PIFM manages the Series' investment operations and administers its business affairs. For the fiscal year ended August 31, 1999, the Series paid PIFM management fees of .50 of 1% of the Series' average net assets.
    PIFM and its predecessors have served as manager or administrator to
investment companies since 1987. As of              , 1999, PIFM served as the
Manager to all       of the Prudential Mutual Funds, and as Manager or
administrator to       closed-end investment companies, with aggregate assets of
approximately $      billion.

INVESTMENT ADVISER
The Prudential Investment Corporation, called Prudential Investments, is the Series' investment adviser. Its address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102. PIFM has responsibility for all investment advisory services, supervises Prudential Investments and reimburses Prudential Investments for its reasonable costs and expenses.
    Prudential Investments' Fixed Income Group manages more than $135 billion for Prudential's retail investors, institutional investors, and policyholders. Senior Managing Directors James J. Sullivan and Jack W. Gaston head the Group, which is organized into teams specializing in different market sectors. Top-down, broad investment decisions are made by the Fixed Income Policy Committee, whereas bottom-up security selection is made by the sector teams.
    Mr. Sullivan has overall responsibility for overseeing portfolio management and credit research. Prior to joining Prudential Investments in 1998, he was a managing director in Prudential's Capital Management Group,
--------------------------------------------------------------------------------

HOW THE SERIES IS MANAGED
------------------------------------------------

where he oversaw portfolio management and credit research for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 16 years of experience in risk management, arbitrage trading, and corporate bond investing.
    Mr. Gaston has overall responsibility for overseeing quantitative research and risk management. Prior to this appointment in 1999, he was senior managing director of the Capital Management Group where he was responsible for the investment performance and risk management for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 20 years of experience in investment management, including extensive experience applying quantitative techniques to portfolio management.
    The Fixed Income Investment Policy Committee is comprised of key senior investment managers. Members include seven sector team leaders, the chief investment strategist, and the head of risk management. The Committee uses a top-down approach to investment strategy, asset allocation, and general risk management, identifying sectors in which to invest.
    The Municipal Bond Team, headed by Evan Lamp, is primarily responsible for overseeing the day-to-day management of the Series. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Series' investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.
    The following are the fixed income sector teams and the corresponding team
leaders: (Assets under management are as of        , 1999.)

                             MUNICIPAL BONDS

ASSETS UNDER MANAGEMENT: $  billion.

TEAM LEADER: Evan Lamp. GENERAL INVESTMENT EXPERIENCE: 7 years.

PORTFOLIO MANAGERS: 5. AVERAGE GENERAL INVESTMENT EXPERIENCE: 10 years, which includes team members with significant mutual fund experience.

SECTOR: City, state and local government securities.
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16  NORTH CAROLINA SERIES                                  [ICON] (800) 225-1852

HOW THE SERIES IS MANAGED
------------------------------------------------

INVESTMENT APPROACH: Focus is on identifying spread, credit quality and liquidity trends to capitalize on changing opportunities in the municipal market. Ultimately, they seek the highest expected return with the least risk.

                             MONEY MARKETS

ASSETS UNDER MANAGEMENT: $   billion.

TEAM LEADER: Joseph Tully. GENERAL INVESTMENT EXPERIENCE: 16 years

PORTFOLIO MANAGERS: 8. AVERAGE GENERAL INVESTMENT EXPERIENCE: 12 years, which includes team members with significant mutual fund experience.

SECTOR: High-quality short-term securities, including both taxable and tax-exempt instruments.

INVESTMENT APPROACH: Focus is on safety of principal, liquidity and controlled risk.

DISTRIBUTOR
Prudential Investment Management Service LLC (PIMS) distributes the Series' shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans under Rule 12b-1 of the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Series' Class A, B, and C shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables.

YEAR 2000 READINESS DISCLOSURE
The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such an event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the
--------------------------------------------------------------------------------

HOW THE SERIES IS MANAGED
------------------------------------------------

Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000. The Fund and its Board receive, and have received since early 1998, satisfactory quarterly reports from the principal service providers as to their preparations for year 2000 readiness, although there can be no assurance that the service providers (or other securities market participants) will successfully complete the necessary changes in a timely manner. Moreover, the Fund at this time has not considered retaining alternative service providers or directly undertaken efforts to achieve year 2000 readiness, the latter of which would involve substantial expenses without an assurance of success.
    Additionally, issuers of securities generally, as well as those purchased by the Series, may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/ or a specific issuer's performance and could result in a decline in the value of the securities held by the Series.
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18  NORTH CAROLINA SERIES                                  [ICON] (800) 225-1852

SERIES DISTRIBUTIONS AND TAX ISSUES
-------------------------------------

Investors who buy shares of the Series should be aware of some important tax issues. For example, the Series pays DIVIDENDS of net investment income monthly, and distributes LONG-TERM CAPITAL GAINS, if any, at least annually. Dividends generally will be exempt from federal and North Carolina state income taxes. If, however, the Series invests in taxable obligations, it will pay dividends that are not exempt from these income taxes. Also, if you sell shares of the Series for a profit, you may have to pay capital gains taxes on the amount of your profit.
    The following briefly discusses some of the important state and federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS
The Series distributes DIVIDENDS of any net investment income to shareholders, typically every month. For example, if the Series owns a City XYZ bond and the bond pays interest, the Series will pay out a portion of this interest as a dividend to its shareholders, assuming the Series' income is more than its costs and expenses. These dividends generally will be EXEMPT FROM FEDERAL INCOME TAXES, as long as 50% or more of the value of the Series' assets at the end of each quarter is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes.
    As we mentioned before, the Series will concentrate its investments in North Carolina obligations. In addition to being exempt from federal taxes, Series' dividends are EXEMPT FROM NORTH CAROLINA INDIVIDUAL, TRUST AND ESTATE INCOME TAXES FOR NORTH CAROLINA RESIDENTS if the dividends are excluded from federal income taxes and are derived from interest payments on North Carolina obligations. Dividends attributable to the interest on taxable bonds held by the Series, market discount on taxable and tax-exempt obligations and short-term capital gains, however, will be subject to federal, state and local income tax at ordinary income tax rates.
    Some shareholders may be subject to federal alternative minimum tax (AMT) liability. Tax-exempt interest from certain bonds is treated as an item of tax preference, and may be attributed to shareholders. A portion of all tax-exempt interest is includable as an upward adjustment in determining a corporation's alternative minimum taxable income. These rules could make you liable for the AMT.
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SERIES DISTRIBUTIONS AND TAX ISSUES
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    The Series also distributes LONG-TERM CAPITAL GAINS to shareholders (typically once a year). Long-term capital gains are generated when the Series sells assets that it held for more than 12 months, for a profit. For an individual, the maximum long-term capital gains rate is 20%.
    For your convenience, distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Series without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker you will receive a credit to your account. Either way, the distributions may be subject to taxes. For more information about Automatic Reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year.
    Series distributions are generally taxable to you in the year they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid to you on December 31 of the prior year. Corporate shareholders are not eligible for the 70% dividends-received deduction on dividends paid by the Series.

WITHHOLDING TAXES
If federal law requires you to provide the Series with your tax identification number and certifications as to your tax status, and you fail to do so, or are otherwise subject to backup withholding, we generally withhold and pay to the U.S. Treasury 31% of your taxable distributions and gross sale proceeds. If you are subject to backup withholding, we will withhold and pay to the Treasury 31% of your distributions.

IF YOU PURCHASE JUST BEFORE RECORD DATE
If you buy shares of the Series just before the record date (the date that determines who receives the dividend), that distribution will be paid to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Series
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20  NORTH CAROLINA SERIES                                  [ICON] (800) 225-1852

SERIES DISTRIBUTIONS AND TAX ISSUES
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decreases by the amount of the dividend to reflect the payout although this may not be apparent because the value of each share of the Series will also be affected by the market changes, if any. The distribution you receive makes up for the decrease in share value. However, if the distribution is taxable, the timing of your purchase does mean that part of your investment came back to you as taxable income.

IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Series for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax. The amount of tax you pay depends on whether you hold your shares for more than one year. If you sell shares of the Series for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.
    Exchanging your shares of the Series for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.
RECEIPTS FROM SALE  $        -->        +$  CAPITAL GAIN
                                            (taxes owed)

                                            OR

RECEIPTS FROM SALE  $        -->        -$  CAPITAL LOSS
                                            (offset against gain)

[GRAPH]

    Any gain or loss you may have from selling or exchanging Series shares will not be reported on the Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Series shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES
We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event." This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years," in the next section.
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HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
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HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Series for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 15020
NEW BRUNSWICK, NJ 08906-5020

    To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Series, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Series) or suspend or modify the Series' sale of its shares.

STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, and Class C shares of the Series.
    Multiple share classes let you choose a cost structure that meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why they call it a Contingent Deferred Sales Charge or CDSC), but the operating expenses each year are higher than the Class A share expenses. With Class C shares, you pay a 1% front end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.
    When choosing a share class, you should consider the following:

     --    The amount of your investment

     -- The length of time you expect to hold the shares and the impact of varying distribution fees
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22  NORTH CAROLINA SERIES                                  [ICON] (800) 225-1852

HOW TO BUY, SELL AND
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     --    The different sales charges that apply to each share class--
           Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low front end sales charge and low CDSC

     --    Whether you qualify for any reduction or waiver of sales charges

     -- The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase.
    See "How to Sell Your Shares" for a description of the impact of CDSCs.

SHARE CLASS COMPARISON. Use this chart to help you compare the Series' different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

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                                           CLASS A           CLASS B          CLASS C
----------------------------------------------------------------------------------------
  Minimum purchase                       $1,000          $1,000             $2,500
    amount(1)
  Minimum amount for                     $100            $100               $100
    subsequent purchases(1)
  Maximum initial                        3% of the       None               1% of the
    sales charge                         public                             public
                                         offering                           offering
                                         price                              price
  Contingent Deferred                    None            If sold during:    1% on sales
    Sales Charge (CDSC)(2)                               Year 1    5%       made within
                                                         Year 2    4%       18 months of
                                                         Year 3    3%       purchase(2)
                                                         Year 4    2%
                                                         Years 5/6 1%
                                                         Year 7    0%
  Annual distribution                    .30 of 1%       .50 of 1%          1% (.75 of
    and service (12b-1)                  (.25 of 1%                         1%
    fees (shown as                       currently)                         currently)
    a percentage of
    average net
    assets)(3)

1                       THE MINIMUM INVESTMENT REQUIREMENTS DO NOT APPLY TO CERTAIN
                        RETIREMENT AND EMPLOYEE SAVINGS PLANS AND CUSTODIAL ACCOUNTS
                        FOR MINORS. THE MINIMUM INITIAL AND SUBSEQUENT INVESTMENT
                        FOR PURCHASES MADE THROUGH THE AUTOMATIC INVESTMENT PLAN IS
                        $50. FOR MORE INFORMATION, SEE "STEP 4: ADDITIONAL
                        SHAREHOLDER SERVICES--AUTOMATIC INVESTMENT PLAN."
2                       FOR MORE INFORMATION ABOUT THE CDSC AND HOW IT IS
                        CALCULATED, SEE "HOW TO SELL YOUR SHARES--CONTINGENT
                        DEFERRED SALES CHARGES (CDSC)." CLASS C SHARES BOUGHT BEFORE
                        NOVEMBER 2, 1998 HAVE A 1% CDSC IF SOLD WITHIN ONE YEAR.
3                       THESE DISTRIBUTION FEES ARE PAID FROM THE SERIES' ASSETS ON
                        A CONTINUOUS BASIS. OVER TIME, THE FEES WILL INCREASE THE
                        COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING
                        OTHER TYPES OF SALES CHARGES. THE SERVICE FEE FOR CLASS A,
                        CLASS B AND CLASS C SHARES IS .25 OF 1%. THE DISTRIBUTION
                        FEE FOR CLASS A SHARES IS LIMITED TO .30 OF 1% (INCLUDING
                        THE .25 OF 1% SERVICE FEE), FOR CLASS B SHARES IS LIMITED TO
                        .50 OF 1% (INCLUDING THE .25 OF 1% SERVICE FEE), AND IS .75
                        OF 1% FOR CLASS C SHARES. FOR THE FISCAL YEAR ENDING AUGUST
                        31, 2000, THE DISTRIBUTOR OF THE FUND HAS CONTRACTUALLY
                        AGREED TO REDUCE ITS DISTRIBUTION AND SERVICE (12b-1) FEES
                        FOR CLASS A AND CLASS C SHARES TO .25 OF 1% AND .75 OF 1% OF
                        THE AVERAGE DAILY NET ASSETS OF CLASS A SHARES AND CLASS C
                        SHARES, RESPECTIVELY.

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HOW TO BUY, SELL AND
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REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

INCREASE THE AMOUNT OF YOUR INVESTMENT. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows you how the sales charge decreases as the amount of your investment increases.

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                          SALES CHARGE AS % OF   SALES CHARGE AS % OF      DEALER
   AMOUNT OF PURCHASE        OFFERING PRICE        AMOUNT INVESTED       REALLOWANCE
-------------------------------------------------------------------------------------
  Less than $99,999                      3.00%                  3.09%           3.00%
  $100,000 to $249,999                   2.50%                  2.56%           2.50%
  $250,000 to $499,999                   1.50%                  1.52%           1.50%
  $500,000 to $999,999                   1.00%                  1.01%           1.00%
  $1 million and
   above(1)                               None                   None            None

1                       IF YOU INVEST $1 MILLION OR MORE, YOU CAN BUY ONLY CLASS A
                        SHARES.

    To satisfy the purchase amounts above, you can:

     --    Invest with an eligible group of related investors

     -- Buy the Class A shares of two or more Prudential mutual funds at the same time

     -- Use your RIGHTS OF ACCUMULATION, which allow you to combine the value of Prudential mutual fund shares you already own with the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent if you qualify for Rights of Accumulation)

     -- Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Series and other Prudential mutual funds within 13 months.

    The Distributor may reallow Class A's sales charge to dealers.

MUTUAL FUND PROGRAMS. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments
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24  NORTH CAROLINA SERIES                                  [ICON] (800) 225-1852

HOW TO BUY, SELL AND
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Advisory Group relating to:

     -- Mutual Fund "wrap" or asset allocation programs where the sponsor places Series trades and charges its clients a management, consulting or other fee for its services, or

     -- Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Other investors pay no sales charges, including certain officers, employees or agents of Prudential and its affiliates, the Prudential mutual funds, the subadvisers of the Prudential mutual funds and clients of brokers that have entered into a selected dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge--Class A Shares."

WAIVING CLASS C'S INITIAL SALES CHARGE
INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated or one of its affiliates. These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must do one of the following:

     --    Purchase your shares through an account at Prudential Securities

     -- Purchase your shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation, or

     --    Purchase your shares through another broker.
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HOW TO BUY, SELL AND
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    The waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker. The Transfer Agent may require any supporting documents it considers appropriate.

    In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, switching to Class A shares lowers your Series expenses.
    When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B shares."
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26  NORTH CAROLINA SERIES                                  [ICON] (800) 225-1852

HOW TO BUY, SELL AND
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STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY
The price you pay for each share of the Series is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation: it's the total value of the fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. Most national newspapers report the NAVs of most mutual funds, which allows investors to check the price of mutual funds daily.
    We determine the NAV of our shares once each business day at 4:15 p.m. New York time on days that the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed on national holidays and Good Friday. We do not determine NAV with respect to the Series on days when we have not received any orders to purchase, sell, or exchange the Series' shares, or when changes in the value of the Series' portfolio do not materially affect the NAV.

WHAT PRICE WILL YOU PAY FOR SHARES OF THE SERIES?
For Class A and Class C shares, you'll pay the public offering price, which is NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

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MUTUAL FUND SHARES
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds City ABC bonds in its portfolio and the price of City ABC bonds goes up while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.
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HOW TO BUY, SELL AND
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STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Series shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Series Distributions and Tax Issues" section, the Series pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Series at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 15015
NEW BRUNSWICK, NJ 08906-5015

AUTOMATIC INVESTMENT PLAN. You can make regular purchases of the Series for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

THE PRUTECTOR PROGRAM. Optional group term life insurance--which protects the value of your Prudential mutual fund investment for your beneficiaries against market declines--is available to investors who purchase their shares through Prudential. This insurance is subject to various restrictions and charges and is not available in all states.

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available that will provide you with monthly or quarterly checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC.

REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about your Series. To reduce the Series' expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.
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28  NORTH CAROLINA SERIES                                  [ICON] (800) 225-1852

HOW TO BUY, SELL AND
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HOW TO SELL YOUR SHARES
You can sell your shares of the Series for cash (in the form of a check) at any time, subject to certain restrictions.
    When you sell shares of the Series--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, he must receive your order to sell by 4:15 p.m. New York time to process the sale on that day. Otherwise, contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

    Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES
There are certain times when you may not be able to sell shares of the Series, or when we may delay paying you the proceeds from a sale. This may happen during unusual market conditions or emergencies when the Series can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."
    If you are selling more than $100,000 of shares, you want the check sent to someone or some place that is not in our records or you are a business trust and you hold shares directly with the Transfer Agent, you will need to have the signature on your sell order guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer or credit union. For more information, see the SAI, "Purchase,
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HOW TO BUY, SELL AND
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Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGE (CDSC)
If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase, you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell your shares in the following order:

     -- Amounts representing shares you purchased with reinvested dividends and distributions

     -- Amounts representing the increase in NAV above the total amount of payments for shares made during the past six years for Class B shares and 18 months for Class C shares (one year for Class C shares purchased before November 2, 1998)

     -- Amounts representing the cost of shares held beyond the CDSC period (six years for Class B shares and 18 months for Class C shares)

    Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.
    Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.
    As we noted in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth, and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 18 months of purchase. For both Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.
    The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase,
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30  NORTH CAROLINA SERIES                                  [ICON] (800) 225-1852

HOW TO BUY, SELL AND
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excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:

     -- After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares owned in joint tenancy (with rights of survivorship), provided the shares were purchased before the death or disability

     --    On certain sales from a Systematic Withdrawal Plan.

    For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charge--Class B shares."

REDEMPTION IN KIND
If the sales of Series shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Series' net assets, we can then give you securities from the Series' portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Series' expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the Series without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer
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HOW TO BUY, SELL AND
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Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

HOW TO EXCHANGE YOUR SHARES
You can exchange your shares of the Series for shares of the same class in certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Series for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B or Class C shares. Class B and C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.
    If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

    There is no sales charge for such exchanges. However, if you exchange--and then sell--Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding periods for CDSC liability.
    Remember, as we explained in the section entitled "Series Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."
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32  NORTH CAROLINA SERIES                                  [ICON] (800) 225-1852

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    If you own Class B or Class C shares and qualify to purchase Class A shares without paying an initial sales charge, we will automatically exchange your Class B or Class C shares which are not subject to a CDSC for Class A shares. We make such exchanges on a quarterly basis if you qualify for this exchange privilege. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.

FREQUENT TRADING
Frequent trading of the Series' shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Series' investments. When market timing occurs, the Series may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Series' performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Series will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Series by any person, group or commonly controlled account. The Fund may notify a market timer of rejection of an exchange or purchase order after the day the order is placed. If the Fund allows a market timer to trade Series shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.
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FINANCIAL HIGHLIGHTS
-------------------------------------

The financial highlights will help you evaluate financial performance of the Series. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Series, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.
    Review each chart with the financial statements and report of independent accountants, which appear in the SAI and are available upon request. Additional performance information for each share class is contained in the annual report, which you can receive at no charge.
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34  NORTH CAROLINA SERIES                                  [ICON] (800) 225-1852

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS A SHARES
The financial highlights for the three years ended August 31, 1999 were audited
by                      LLP, independent accountants, and the financial
highlights for the two years ended August 31, 1996 were audited by other independent auditors, whose reports were unqualified.

CLASS A SHARES (FISCAL PERIOD ENDED 8-31)

--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE          1999           1998             1997             1996             1995
--------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR            $--         $11.28           $11.06           $11.19           $11.06
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                          --            .55              .54(3)           .53(3)           .60(3)
 Net realized and unrealized gain
  (loss) on investment transactions             --            .41              .38             (.01)             .13
 TOTAL FROM INVESTMENT OPERATIONS               --            .96              .92              .52              .73
--------------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                                        --           (.55)            (.54)            (.53)            (.60)
 Distributions in excess of
  investment income                             --             --(1)            --               --               --
 Distributions from net realized
  gains                                         --             --             (.16)            (.12)              --
 TOTAL DISTRIBUTIONS                            --           (.55)            (.70)            (.65)            (.60)
 NET ASSET VALUE, END OF YEAR                  $--         $11.69           $11.28           $11.06           $11.19
 TOTAL RETURN(2)                               --%          8.72%            8.58%            4.70%            6.86%
---------------------------------
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                 1999           1998             1997             1996             1995
--------------------------------------------------------------------------------------------------------------------
-----------------------------------
 NET ASSETS, END OF YEAR (000)                 $--        $30,149          $29,350          $28,089          $26,519
 AVERAGE NET ASSETS (000)                      $--        $29,617          $29,055          $27,628          $15,244
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  fees                                         --%           .84%             .93%(3)         1.03%(3)          .98%(3)
 Expenses, excluding distribution
  fees                                         --%           .74%             .83%(3)          .93%(3)          .88%(3)
 Net investment income                         --%          4.79%            4.87%(3)         4.78%(3)         5.25%(3)
 Portfolio turnover                            --%            27%              35%              23%              28%
---------------------------------

1    ORDINARY INCOME DISTRIBUTION OF $.0013 PER SHARE.
2 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND ARE SOLD ON THE LAST DAY OF EACH PERIOD REPORTED.
3    NET OF MANAGEMENT FEE WAIVER.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS B SHARES
The financial highlights for the three years ended August 31, 1999 were audited
by                      LLP, independent accountants, and the financial
highlights for the two years ended August 31, 1996 were audited by other independent auditors, whose reports were unqualified.

CLASS B SHARES (FISCAL YEAR ENDED 8-31)

--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE          1999           1998             1997             1996             1995
--------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR            $--         $11.29           $11.06           $11.19           $11.06
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                          --            .51              .50(3)           .49(3)           .55(3)
 Net realized and unrealized gain
  (loss) on investment transactions             --            .40              .39             (.01)             .13
 TOTAL FROM INVESTMENT OPERATIONS               --            .91              .89              .48              .68
--------------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                                        --           (.51)            (.50)            (.49)            (.55)
 Distributions in excess of
  investment income                             --             --(1)          (.16)            (.12)              --
 Distributions from net realized
  gains                                         --             --               --               --               --
 TOTAL DISTRIBUTIONS                            --           (.51)            (.66)            (.61)            (.55)
 NET ASSET VALUE, END OF YEAR                  $--         $11.69           $11.29           $11.06           $11.19
 TOTAL RETURN(2)                               --%          8.19%            8.25%            4.28%            6.44%
---------------------------------
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                 1999           1998             1997             1996             1995
--------------------------------------------------------------------------------------------------------------------
-----------------------------------
 NET ASSETS, END OF YEAR (000)                 $--        $21,726          $24,952          $31,029          $40,119
 AVERAGE NET ASSETS (000)                      $--        $23,460          $27,703          $35,605          $51,963
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  fees                                         --%          1.24%            1.33%(3)         1.43%(3)         1.34%(3)
 Expenses, excluding distribution
  fees                                         --%           .74%             .83%(3)          .93%(3)          .84%(3)
 Net investment income                         --%          4.39%            4.47%(3)         4.37%(3)         5.10%(3)
 Portfolio turnover                            --%            27%              35%              23%              28%
---------------------------------

1    ORDINARY INCOME DISTRIBUTION OF $.0013 PER SHARE.
2 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND ARE SOLD ON THE LAST DAY OF EACH PERIOD REPORTED.
3    NET OF MANAGEMENT FEE WAIVER.

-------------------------------------------------------------------
36  NORTH CAROLINA SERIES                                  [ICON] (800) 225-1852

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS C SHARES
The financial highlights for the three years ended August 31, 1999 were audited
by                      LLP, independent accountants, and the financial
highlights for the two years ended August 31, 1996 were audited by other independent auditors, whose reports were unqualified.

CLASS C SHARES (FISCAL YEAR ENDED 8-31)

----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE         1999         1998           1997           1996           1995
----------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR          $--       $11.29         $11.06         $11.19         $11.06
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                        --          .48            .47(3)         .46(3)         .52(3)
 Net realized and unrealized gain
  (loss) on investment transactions           --          .40            .39           (.01)           .13
 TOTAL FROM INVESTMENT OPERATIONS             --          .88            .86            .45            .65
----------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                                      --         (.48)          (.47)          (.46)          (.52)
 Distributions in excess of
  investment income                           --           --(1)          --             --             --
 Distributions from net realized
  gains                                       --           --           (.16)          (.12)            --
 TOTAL DISTRIBUTIONS                          --         (.48)          (.63)          (.58)          (.52)
 NET ASSET VALUE, END OF YEAR                $--       $11.69         $11.29         $11.06         $11.19
 TOTAL RETURN(2)                             --%        7.92%          7.98%          4.03%          6.17%
-----------------------------------
----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                1999         1998           1997           1996           1995
----------------------------------------------------------------------------------------------------------
-----------------------------------
 NET ASSETS, END OF YEAR (000)               $--          $30            $62            $72            $53
 AVERAGE NET ASSETS (000)                    $--          $31            $68            $69            $32
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  fees                                       --%        1.49%          1.58%(3)       1.68%(3)       1.63%(3)
 Expenses, excluding distribution
  fees                                       --%         .74%           .83%(3)        .93%(3)        .88%(3)
 Net investment income                       --%        4.14%          4.22%(3)       4.14%(3)       4.59%(3)
 Portfolio turnover                          --%          27%            35%            23%            28%
-----------------------------------

1    ORDINARY INCOME DISTRIBUTION OF $.0013 PER SHARE.
2 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND ARE SOLD ON THE LAST DAY OF EACH PERIOD REPORTED.
3    NET OF MANAGEMENT FEE WAIVER.

--------------------------------------------------------------------------------

THE PRUDENTIAL MUTUAL FUND FAMILY
-------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or dealer or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
PRUDENTIAL DISTRESSED SECURITIES FUND, INC.
PRUDENTIAL EMERGING GROWTH FUND, INC.
PRUDENTIAL EQUITY FUND, INC.
PRUDENTIAL EQUITY INCOME FUND
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL SMALL-CAP INDEX FUND
  PRUDENTIAL STOCK INDEX FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL JENNISON GROWTH FUND
  PRUDENTIAL JENNISON GROWTH & INCOME FUND
PRUDENTIAL MID-CAP VALUE FUND
PRUDENTIAL REAL ESTATE SECURITIES FUND
PRUDENTIAL SECTOR FUNDS, INC.
  PRUDENTIAL FINANCIAL SERVICES FUND
  PRUDENTIAL HEALTH SCIENCES FUND
  PRUDENTIAL TECHNOLOGY FUND
  PRUDENTIAL UTILITY FUND
PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
PRUDENTIAL SMALL COMPANY VALUE FUND, INC.
PRUDENTIAL TAX-MANAGED EQUITY FUND
PRUDENTIAL 20/20 FOCUS FUND
NICHOLAS-APPLEGATE FUND, INC.
  NICHOLAS-APPLEGATE GROWTH EQUITY FUND
TARGET FUNDS
  LARGE CAPITALIZATION GROWTH FUND
  LARGE CAPITALIZATION VALUE FUND
  SMALL CAPITALIZATION GROWTH FUND
  SMALL CAPITALIZATION VALUE FUND
ASSET ALLOCATION/BALANCED FUNDS
PRUDENTIAL BALANCED FUND
PRUDENTIAL DIVERSIFIED FUNDS
  CONSERVATIVE GROWTH FUND
  MODERATE GROWTH FUND
  HIGH GROWTH FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL ACTIVE BALANCED FUND

GLOBAL FUNDS
GLOBAL STOCK FUNDS
PRUDENTIAL DEVELOPING MARKETS FUND
  PRUDENTIAL DEVELOPING MARKETS EQUITY FUND
  PRUDENTIAL LATIN AMERICA EQUITY FUND
PRUDENTIAL EUROPE GROWTH FUND, INC.
PRUDENTIAL GLOBAL GENESIS FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL EUROPE INDEX FUND
  PRUDENTIAL PACIFIC INDEX FUND
PRUDENTIAL NATURAL RESOURCES FUND, INC.
PRUDENTIAL PACIFIC GROWTH FUND, INC.
PRUDENTIAL WORLD FUND, INC.
  GLOBAL SERIES
  INTERNATIONAL STOCK SERIES
GLOBAL UTILITY FUND, INC.
TARGET FUNDS
  INTERNATIONAL EQUITY FUND

-------------------------------------------------------------------
38  NORTH CAROLINA SERIES                                  [ICON] (800) 225-1852

THE PRUDENTIAL MUTUAL FUND FAMILY
-------------------------------------

GLOBAL BOND FUNDS
PRUDENTIAL GLOBAL LIMITED MATURITY FUND, INC.
  LIMITED MATURITY PORTFOLIO
PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
PRUDENTIAL INTERMEDIATE GLOBAL
  INCOME FUND, INC.
PRUDENTIAL INTERNATIONAL BOND FUND, INC.

BOND FUNDS
TAXABLE BOND FUNDS
PRUDENTIAL DIVERSIFIED BOND FUND, INC.
PRUDENTIAL GOVERNMENT INCOME FUND, INC.
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  SHORT-INTERMEDIATE TERM SERIES
PRUDENTIAL HIGH YIELD FUND, INC.
PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL BOND MARKET INDEX FUND
PRUDENTIAL STRUCTURED MATURITY FUND, INC.
  INCOME PORTFOLIO
TARGET FUNDS
  TOTAL RETURN BOND FUND

TAX-EXEMPT BOND FUNDS
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA SERIES
  CALIFORNIA INCOME SERIES
PRUDENTIAL MUNICIPAL BOND FUND
  HIGH INCOME SERIES
  INSURED SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  FLORIDA SERIES
  MASSACHUSETTS SERIES
  NEW JERSEY SERIES
  NEW YORK SERIES
  NORTH CAROLINA SERIES
  OHIO SERIES
  PENNSYLVANIA SERIES
PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
CASH ACCUMULATION TRUST
  LIQUID ASSETS FUND
  NATIONAL MONEY MARKET FUND
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  MONEY MARKET SERIES
  U.S. TREASURY MONEY MARKET SERIES
PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
  MONEY MARKET SERIES
PRUDENTIAL MONEYMART ASSETS, INC.

TAX-FREE MONEY MARKET FUNDS
PRUDENTIAL TAX-FREE MONEY FUND, INC.
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA MONEY MARKET SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  CONNECTICUT MONEY MARKET SERIES
  MASSACHUSETTS MONEY MARKET SERIES
  NEW JERSEY MONEY MARKET SERIES
  NEW YORK MONEY MARKET SERIES

COMMAND FUNDS
COMMAND MONEY FUND
COMMAND GOVERNMENT FUND
COMMAND TAX-FREE FUND

INSTITUTIONAL MONEY MARKET FUNDS
PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.
  INSTITUTIONAL MONEY MARKET SERIES

--------------------------------------------------------------------------------

APPENDIX A
-------------------------------------

                         DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE

BOND RATINGS
    Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
    Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
    A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.
    Baa: Bonds that are rated Baa are considered as medium grade obligations I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
    Ba: Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
    B: Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
--------------------------------------------------------------------------------

APPENDIX A
------------------------------------------------

    Bonds rated within the Aa, A, Baa, Ba and B categories that Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.
    Caa: Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
    Ca: Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
    C: Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM DEBT RATINGS
Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year.
    P-1: Issuers rated "Prime-1" or "P-1" (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.
    P-2: Issuers rated "Prime-2" or "P-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.
    P-3: Issuers rated "Prime-3" or "P-3" (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.

SHORT-TERM RATINGS
Moody's ratings for tax-exempt notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk.
    MIG 1: Loans bearing the designation MIG 1 are of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.
    MIG 2: Loans bearing the designation MIG 2 are of high quality. Margins of protection are ample although not so large as in the preceding group.
    MIG 3: Loans bearing the designation MIG 3 are of favorable quality. All security elements are accounted for but there is lacking the undeniable
-------------------------------------------------------------------
A-2  NORTH CAROLINA SERIES                                 [ICON] (800) 225-1852

APPENDIX A
------------------------------------------------

strength of the preceding grades.
    MIG 4: Loans bearing the designation MIG 4 are of adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

STANDARD & POOR'S RATINGS GROUP
DEBT RATINGS
    AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
    AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated obligations only in small degree.
    A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.
    BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
    BB, B, CCC, CC AND C: Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighted by large uncertainties or major exposures to adverse conditions.
    D: Debt rated D is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

COMMERCIAL PAPER RATINGS
S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market.
--------------------------------------------------------------------------------

APPENDIX A
------------------------------------------------

    A-1: The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
    A-2: Capacity for timely payment on issues with the designation A-2 is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
    A-3: Issues with the A-3 designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

MUNICIPAL NOTES
A municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in three years or less will likely receive a note rating, while notes maturing beyond three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. Municipal notes are SP-1, SP-2 or SP-3. The designation SP-1 indicates a very strong capacity to pay principal an interest. Those issues determined to possess extremely strong characteristics are given a plus (+) designation. An SP-2 designation indicates a satisfactory capacity to pay principal and interest. An SP-3 designations indicates speculative capacity to pay principal and interest.
-------------------------------------------------------------------
A-4  NORTH CAROLINA SERIES                                 [ICON] (800) 225-1852

FOR MORE INFORMATION:
-------------------------------------

Please read this prospectus before you invest in the Series and keep it for future reference.
For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 15005
NEW BRUNSWICK, NJ 08906-5005
(800) 225-1852
(732) 417-7555
  (if calling from outside the U.S.)

--------------------------------
Outside Brokers Should Contact:
PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC
P.O. BOX 15035
NEW BRUNSWICK, NJ 08906-5035
(800) 778-8769

------------------------------------
Visit Prudential's Web Site At:
http://www.prudential.com

--------------------------------
Additional information about the Series can be obtained without charge and can be found in the following documents:

STATEMENT OF ADDITIONAL
  INFORMATION (SAI)
 (incorporated by reference into this prospectus)

ANNUAL REPORT
  (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance)

SEMI-ANNUAL REPORT

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
By Electronic Request:
publicinfo@sec.gov
  (The SEC charges a fee to copy documents.)

In Person:
Public Reference Room in
Washington, DC
  (For hours of operation, call
  (202)942-8090.)

Via the Internet:
on the EDGAR Database at
http://www.sec.gov

--------------------------------

           CUSIP         Quotron
           Numbers:     Symbols:

  Class A:  74435M-81-2
  Class B:  74435M-82-0
  Class C:  74435M-51-5

Investment Company Act File No:

811-4023

[MF122A]                                       [LOGO] Printed on Recycled Paper

TYPE OF FUND:
-------------------------------------
Tax-exempt bond

INVESTMENT OBJECTIVE:
-------------------------------------
Maximize current income that is exempt from Ohio state and federal income taxes consistent with the preservation of capital

                                     [LOGO]

PRUDENTIAL
MUNICIPAL
SERIES FUND

---------------------------------------------------------------
OHIO SERIES
PROSPECTUS: DECEMBER   , 1999

As with all mutual funds, the
Securities and Exchange Commission has
not approved or disapproved the
Series' shares, nor has the SEC
determined that this prospectus is
complete or accurate. It is a criminal
offense to state otherwise.                        [LOGO]

TABLE OF CONTENTS
-------------------------------------

1       RISK/RETURN SUMMARY
1       Investment Objective and Principal Strategies
1       Principal Risks
2       Evaluating Performance
4       Fees and Expenses

6       HOW THE SERIES INVESTS
6       Investment Objective and Policies
8       Other Investments and Strategies
10      Investment Risks

15      HOW THE SERIES IS MANAGED
15      Board of Trustees
15      Manager
15      Investment Adviser
17      Distributor
17      Year 2000 Readiness Disclosure

19      SERIES DISTRIBUTIONS AND TAX ISSUES
19      Distributions
20      Tax Issues
21      If You Sell or Exchange Your Shares

22      HOW TO BUY, SELL AND EXCHANGE SHARES OF THE SERIES
22      How to Buy Shares
29      How to Sell Your Shares
32      How to Exchange Your Shares

34      FINANCIAL HIGHLIGHTS
35      Class A Shares
36      Class B Shares
37      Class C Shares

38      THE PRUDENTIAL MUTUAL FUND FAMILY

A-1     APPENDIX A: DESCRIPTION OF SECURITY RATINGS

        FOR MORE INFORMATION (Back Cover)

-------------------------------------------------------------------
OHIO SERIES                                   [ICON] (800) 225-1852

RISK/RETURN SUMMARY
-------------------------------------

This section highlights key information about the OHIO SERIES (the Series) of the PRUDENTIAL MUNICIPAL SERIES FUND (the Fund). Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Our investment objective is to maximize CURRENT INCOME that is EXEMPT FROM OHIO STATE AND FEDERAL INCOME TAXES, consistent with the PRESERVATION OF CAPITAL. This means we invest primarily in Ohio state and municipal bonds, which are debt obligations or fixed income securities, including notes, commercial paper and other securities, as well as obligations of other issuers that pay interest income that is exempt from those taxes (collectively called "Ohio obligations"). In conjunction with our investment objective, we may invest in debt obligations with the potential for capital gain.
    To achieve our objective, we normally invest so that at least 80% of the income from the Series' investments will be exempt from Ohio state and federal income taxes or the Series will invest at least 80% of its total assets in Ohio obligations. We normally invest at least 70% of the Series' total assets in "investment grade" debt obligations, which are debt obligations rated at least BBB by Standard & Poor's Ratings Group (S&P), Baa by Moody's Investors Service (Moody's), or comparably rated by another major rating service, and unrated debt obligations that we believe are comparable in quality. However, we may invest up to 30% of the Series' assets in "non-investment grade" or HIGH YIELD DEBT OBLIGATIONS, commonly known as "JUNK BONDS". The Series may invest in municipal bonds the interest and/or principal payments on which are insured by the bond issuers or other parties. The Series may also invest in certain municipal bonds the interest on which is subject to the federal alternative minimum tax (AMT). The dollar-weighted average maturity of the Series will normally be between 10 and 20 years.
    While we make every effort to achieve our objective, we can't guarantee success.

PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. The securities in which the Series invests are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due, as well as the risk that the securities may lose value because interest rates change or because there is a lack of confidence in the issuer. Bonds with
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

longer maturity dates typically produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates than bonds with shorter maturity dates. The Series invests in non-investment grade securities--also known as "junk bonds"--which have a higher risk of default and tend to be less liquid than higher-rated securities. Therefore, an investment in the Series may not be appropriate for short-term investing.
    The Series may purchase insured municipal bonds to reduce credit risks. Although insurance coverage reduces credit risks by providing that the insurer will make timely payment of interest and/or principal, it does not provide protection against the market fluctuations of insured bonds or fluctuations in the price of the shares of the Series. An insured municipal bond fluctuates in value largely based on factors relating to the insurer's creditworthiness or ability to satisfy its obligations.
    Bond prices and the Series' net asset value generally move in opposite directions from interest rates--if interest rates go up, the prices of the bonds in the Series' portfolio may fall because the bonds the Series holds won't, as a rule, pay as well as the newer bonds issued. Bonds that are issued when interest rates are high generally increase in value when interest rates fall.
    Municipal bonds may be subject to the risk that the borrower may not set aside funds to make the bond or lease payments.
    Because the Series will concentrate its investments in Ohio obligations, the Series is more susceptible to economic, political and other developments that may adversely affect issuers of Ohio obligations than a municipal bond fund that is not as geographically concentrated. For more information on the risks of investing in Ohio obligations, see "Description of the Fund, Its Investments and Risks" in the Statement of Additional Information.
    Like any mutual fund, an investment in the Series could lose value, and you could lose money. For more information about the risks associated with the Series, see "How the Series Invests--Investment Risks."
    An investment in the Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency.

EVALUATING PERFORMANCE
A number of factors--including risk--can affect how the Series performs. The following bar chart and table show the Series' performance for each
-------------------------------------------------------------------
2  OHIO SERIES                                             [ICON] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

full calendar year of operation for the last 10 years. The bar chart and table demonstrate the risk of investing in the Series by showing how returns can change from year to year and by showing how the Series' average annual total returns compare with a bond index and a group of similar mutual funds. Past performance does not mean that the Series will achieve similar results in the future.

ANNUAL RETURNS*--(CLASS B SHARES)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
BEST QUARTER:     -% ( quarter of )
WORST QUARTER:    -% ( quarter of )

* THESE ANNUAL RETURNS DO NOT INCLUDE SALES CHARGES. IF THE SALES CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. WITHOUT THE DISTRIBUTION AND SERVICE (12b-1) FEE WAIVER, THE ANNUAL RETURNS WOULD HAVE BEEN LOWER, TOO. THE TOTAL RETURN OF THE CLASS B SHARES FROM 1-1-99 TO 9-30-99
  WAS   %.

AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-98)

--------------------------------------------------------------------------------------------
                              1 YR         5 YRS         10 YRS          SINCE INCEPTION
--------------------------------------------------------------------------------------------
  Class A shares                  %             %           N/A            %  (since 1-22-90)
  Class B shares                  %             %             %            %  (since 9-13-84)
  Class C shares                  %           N/A           N/A            %  (since  8-1-94)
  Muni Bond Index(2)              %             %             %       N/A
  Lipper Average(3)               %             %             %       N/A

1                       THE SERIES' RETURNS ARE AFTER DEDUCTION OF SALES CHARGES AND
                        EXPENSES.
2                       THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (MUNI BOND INDEX)
                        IS AN UNMANAGED INDEX OF OVER 21,000 MUNICIPAL BONDS WHICH
                        ARE GENERALLY REPRESENTATIVE OF THE LONG-TERM INVESTMENT
                        GRADE MUNICIPAL BOND MARKET. THESE RETURNS DO NOT INCLUDE
                        THE EFFECT OF ANY SALES CHARGES. THESE RETURNS WOULD BE
                        LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES. THE MUNI
                        BOND INDEX SINCE INCEPTION RETURNS ARE  % FOR CLASS A,  %
                        FOR CLASS B AND  % FOR CLASS C SHARES. SOURCE: LEHMAN BROS.
3                       THE LIPPER OHIO MUNICIPAL DEBT FUNDS CATEGORY IS BASED ON
                        THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THIS CATEGORY AND
                        DOES NOT INCLUDE THE EFFECT OF ANY SALES CHARGES. AGAIN,
                        THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF
                        SALES CHARGES. THE LIPPER RETURNS SINCE THE INCEPTION OF
                        EACH CLASS ARE  % FOR CLASS A,  % FOR CLASS B AND  % FOR
                        CLASS C SHARES. SOURCE: LIPPER, INC.

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

FEES AND EXPENSES
These tables show the sales charges, fees, and expenses that you may pay if you buy and hold shares of each share class of the Series--Class A, B, and C. Each share class has different sales charges--known as loads--and expenses, but represents an investment in the same fund. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Series."

SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

---------------------------------------------------------------------------------------
                                                         CLASS A    CLASS B    CLASS C
---------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on purchases (as
   a percentage of offering price)
                                                              3%       None         1%
  Maximum deferred sales charge (load) (as a percentage
   of the lower of original purchase price or sale
   proceeds)                                                None         5%(2)      1%(3)
  Maximum sales charge (load) imposed on reinvested
   dividends and other distributions                        None       None       None
  Redemption fees                                           None       None       None
  Exchange fee                                              None       None       None

ANNUAL SERIES OPERATING EXPENSES (DEDUCTED FROM SERIES ASSETS)

---------------------------------------------------------------------------------------
                                                         CLASS A    CLASS B    CLASS C
---------------------------------------------------------------------------------------
  Management fees                                           .50%       .50%       .50%
  + Distribution (12b-1) and service fees(4)                .30%(4)    .50%      1.00%(4)
  + Other expenses                                             %          %          %
  = Total annual Series operating expenses(4)                  %          %          %
  - Fee waiver or expense reimbursement(4)                  .05%          %       .25%
  = NET ANNUAL SERIES OPERATING EXPENSES                       %          %          %

1                       YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR
                        PURCHASES AND SALES OF SHARES.
2                       THE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B
                        SHARES DECREASES BY 1% ANNUALLY TO 1% IN THE FIFTH AND SIXTH
                        YEARS AND 0% IN THE SEVENTH YEAR. CLASS B SHARES CONVERT TO
                        CLASS A SHARES APPROXIMATELY SEVEN YEARS AFTER PURCHASE.
3                       THE CDSC FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN
                        18 MONTHS OF PURCHASE.
4                       FOR THE FISCAL YEAR ENDING AUGUST 31, 2000, THE DISTRIBUTOR
                        OF THE SERIES HAS CONTRACTUALLY AGREED TO REDUCE ITS
                        DISTRIBUTION AND SERVICE FEES FOR CLASS A AND CLASS C SHARES
                        TO .25 OF 1% AND .75 OF 1% OF THE AVERAGE DAILY NET ASSETS
                        OF THE CLASS A AND CLASS C SHARES, RESPECTIVELY.

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4  OHIO SERIES                                             [ICON] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

EXAMPLE
This example will help you compare the fees and expenses of the Series' different share classes and the cost of investing in the Series with the cost of investing in other mutual funds.
    The example assumes that you invest $10,000 in the Series for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A and Class C shares during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

---------------------------------------------------------------------------------------------
                                                   1 YR       3 YRS       5 YRS       10 YRS
---------------------------------------------------------------------------------------------
  Class A shares                                        $           $           $           $
  Class B shares                                        $           $           $           $
  Class C shares                                        $           $           $           $

You would pay the following expenses on the same investment if you did not sell your shares:

-----------------------------------------------------------------------------------------------
                                                     1 YR       3 YRS       5 YRS       10 YRS
-----------------------------------------------------------------------------------------------
  Class A shares                                          $           $           $           $
  Class B shares                                          $           $           $           $
  Class C shares                                          $           $           $           $

--------------------------------------------------------------------------------

HOW THE SERIES INVESTS
-------------------------------------

INVESTMENT OBJECTIVE AND POLICIES
The Series' investment objective is to maximize CURRENT INCOME that is EXEMPT FROM OHIO STATE AND FEDERAL INCOME TAXES consistent with the PRESERVATION OF CAPITAL. In conjunction with its investment objective, the Series may invest in debt securities with the potential for capital gain. While we make every effort to achieve our objective, we can't guarantee success.
    To achieve the Series' objective, we invest primarily in OHIO OBLIGATIONS, including Ohio state and municipal bonds as well as obligations of other issuers (such as issuers located in Puerto Rico, the Virgin Islands and Guam) that pay interest income that is exempt from Ohio state and federal income taxes. We normally invest so that at least 80% of the income from the Series' investments will be exempt from those taxes or the Series will have at least 80% of its total assets invested in Ohio obligations. The Series, however, may hold private activity bonds, which are municipal bonds the interest on which is subject to the federal alternative minimum tax (AMT).
    Municipal bonds include GENERAL OBLIGATION BONDS and REVENUE BONDS. General obligation bonds are obligations supported by the credit of an issuer that has the power to tax and are payable from that issuer's general revenues and not from any specific source. Revenue bonds, on the other hand, are payable from revenues from a particular source.
    We normally invest at least 70% of the Series' assets in "investment grade" obligations, which are obligations rated at least BBB by S&P, Baa by Moody's, or comparably rated by another major rating service, and unrated debt obligations that we believe are comparable in quality. We may also invest in insured municipal bonds. However, we may invest up to 30% of the Series' assets in HIGH YIELD OBLIGATIONS ("JUNK BONDS"). A rating is an assessment of the likelihood of timely repayment of interest and principal (with respect to a municipal bond) or claims (with respect to an insurer of a municipal bond) and can be useful when comparing different municipal bonds. These ratings are not a guarantee of quality. The opinions of the rating agencies do not reflect market risk and they may at times lag behind the current financial conditions of the issuer or insurer. An investor can

-------------------------------------------------------------------
States and municipalities issue bonds in order to borrow money to finance a project. You can think of bonds as loans that investors make to the state, local government or other issuer. The government gets the cash needed to complete the project and investors earn income on their investment.
-------------------------------------------------------------------
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6  OHIO SERIES                                             [ICON] (800) 225-1852

HOW THE SERIES INVESTS
------------------------------------------------

evaluate the expected likelihood of debt repayment by an issuer by looking at its ratings as compared to another similar issuer.
    During the year ended August 31, 1999, the monthly dollar-weighted average ratings of the debt obligations held by the Series, expressed as a percentage of the Series' total assets, were as follows:

---------------------------------------------------------------------------------
                                                                 PERCENTAGES OF
RATINGS                                                        TOTAL INVESTMENTS
---------------------------------------------------------------------------------
  AAA/Aaa                                                                     xx%
  AA/Aa                                                                       xx%
  A/A                                                                         xx%
  BBB/Baa                                                                     xx%
  BB/Ba                                                                       xx%

    In determining which securities to buy and sell, the investment adviser will consider, among other things, yield, maturity, issue, quality characteristics and expectations regarding economic and political developments, including movements in interest rates and demand for municipal bonds. The investment adviser will seek to anticipate interest rate movements and will purchase and sell municipal bonds accordingly. The investment adviser will also consider the claims-paying ability with respect to insurers of municipal bonds. The investment adviser will also seek to take advantage of differentials in yields with respect to securities with similar credit ratings and maturities, but which vary according to the purpose for which they were issued. The investment adviser will also seek to take advantage of differentials in yields with respect to securities issued for similar purposes with similar maturities, but which vary according to ratings.
    The dollar-weighted average maturity of the obligations held by the Series generally ranges between 10 and 20 years.
    For more information, see "Investment Risks" and the Statement of Additional Information, "Description of the Fund, Its Investment and Risks." The Statement of Additional Information--which we refer to as the "SAI"--contains additional information about the Series. To obtain a copy, see the back cover page of this prospectus.
    The Series' investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of the Prudential Municipal Series Fund can change investment policies that are not fundamental.
--------------------------------------------------------------------------------

HOW THE SERIES INVESTS
------------------------------------------------

OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies, we may also make the following investments to try to increase the Series' returns or protect its assets if market conditions warrant.

MUNICIPAL LEASE OBLIGATIONS
The Series may invest in MUNICIPAL LEASE OBLIGATIONS. The interest and principal on municipal lease obligations are paid out of lease payments made by the party leasing the equipment or facilities that were acquired or built with the bonds. Typically, municipal lease obligations are issued by states or financing authorities to provide money for construction projects such as schools, offices or stadiums. The entity that leases the building or facility would be responsible for paying the interest and principal on the obligation.

MUNICIPAL ASSET-BACKED SECURITIES
The Series may invest in MUNICIPAL ASSET-BACKED SECURITIES. A municipal asset-backed security is a type of pass-through instrument that pays interest which is eligible for exclusion from federal income taxation based upon the income from an underlying pool of municipal bonds.

FLOATING RATE BONDS, VARIABLE RATE BONDS, INVERSE FLOATERS AND
SECONDARY INVERSE FLOATERS
The Series may invest in floating rate bonds, variable rate bonds, inverse floaters and secondary inverse floaters. FLOATING RATE BONDS are municipal bonds that have an interest rate that is set as a specific percentage of a designated rate, such as the rate on Treasury bonds or the prime rate at major commercial banks. The interest rate on floating rate bonds changes when there is a change in the designated rate. VARIABLE RATE BONDS are municipal bonds that have an interest rate that is adjusted, based on the market rate at a specified period. They generally allow the Series to demand payment of the bond on short notice for an amount that may be more or less than the amount paid. INVERSE FLOATERS are municipal bonds with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. SECONDARY INVERSE FLOATERS are municipal asset-backed securities with a floating or variable interest rate that moves in the opposite direction of the interest rate or another security or the value of an index.
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8  OHIO SERIES                                             [ICON] (800) 225-1852

HOW THE SERIES INVESTS
------------------------------------------------

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES
The Series may purchase municipal bonds on a "WHEN-ISSUED" or "DELAYED-DELIVERY" basis, without limit. When the Series makes this type of purchase, the price and rate are fixed at the time of purchase, but delivery and payment for the bonds take place at a later time. The Series does not earn interest income until the date the bonds are delivered.

REPURCHASE AGREEMENTS
The Series may use REPURCHASE AGREEMENTS where a party agrees to sell a security to the Series and then repurchase it at an agreed-upon price at a stated time. A repurchase agreement is like a loan by the Series to the other party which creates a fixed return for the Series.

LIQUIDITY PUTS
The Series may purchase and exercise PUTS on municipal bonds without limit. Puts give the Series the right to sell securities at a specified price and date. Puts may be acquired to reduce the risk of the securities subject to the puts, but puts may involve additional costs to the Series, which could reduce the Series' return.

TEMPORARY DEFENSIVE STRATEGY
For temporary defensive purposes, the Series may hold up to 100% of its assets in cash or investment-grade bonds, including bonds that are not exempt from state, local and federal income taxation. Investing heavily in these securities can limit our ability to achieve the Series' objective, but can help to preserve the Series' assets.

DERIVATIVE STRATEGIES
We may use various derivative strategies to try to improve the Series' returns or protect its assets, although we cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Series will not lose money. Derivatives--such as FUTURES CONTRACTS, OPTIONS, OPTIONS ON FUTURES AND INTEREST RATE SWAPS--involve costs and can be volatile. A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. An option is the right to buy or sell securities or, in the case of an option on a futures contract, the right to buy or sell a futures contract in exchange for a
--------------------------------------------------------------------------------

HOW THE SERIES INVESTS
------------------------------------------------

premium. An interest rate swap is a transaction in which the Series and another party "trade" income streams. The swap is done to preserve a return or spread on a particular investment or portion of the Series or to protect against any increase in the price of securities the Series anticipates purchasing at a later date.
    With derivatives, the investment adviser tries to predict if the underlying investment, whether a security, market index, currency, interest rate or some other benchmark, will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Series' overall investment objective. Any derivatives we may use may not match the Series' underlying holdings. For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks--Hedging Strategies."

ADDITIONAL STRATEGIES
The Series also follows certain policies when it: BORROWS MONEY (the Series can borrow up to 33 1/3% of the value of its total assets); and HOLDS ILLIQUID SECURITIES (the Series may hold up to 15% of its net assets in illiquid securities, including certain securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than 7 days). The Series is subject to certain investment restrictions that are fundamental policies and cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

INVESTMENT RISKS
As noted, all investments involve risk, and investing in the Series is no exception. Since the Series' holdings can vary significantly from broad market indexes, performance of the Series can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Series' principal investments and certain of the Series' non-principal investments and strategies. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.
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10  OHIO SERIES                                            [ICON] (800) 225-1852

HOW THE SERIES INVESTS
------------------------------------------------

INVESTMENT TYPE

------------------------------------------------------------------------------------
% OF SERIES' TOTAL ASSETS             RISKS                    POTENTIAL REWARDS
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
  MUNICIPAL BONDS           -- Concentration               -- Tax-exempt interest
                                 risk--the risk that           income, except with
  PROVIDE AT LEAST 80% OF       bonds may lose value           respect to certain
  SERIES' INCOME OR             because of political,          bonds, such as
  COMPRISE AT LEAST 80% OF      economic or other              private activity
  ITS TOTAL ASSETS              events affecting               bonds, which are
                                issuers of Ohio                subject to the
                                obligations                    federal alternative
                            -- Credit risk--the risk           minimum tax (AMT)
                                that the borrower          -- If interest rates
                                can't pay back the              decline, long-term
                                money borrowed or              yields should be
                                make interest                  higher than money
                                payments (lower for            market yields
                                insured and
                                higher-rated bonds)
                            -- Market risk--the risk
                                that bonds will lose
                                value in the market
                                because interest
                                rates change or there
                                is a lack of
                                confidence in the
                                borrower
                            -- Illiquidity risk--the
                                 risk that it may be
                                difficult to value
                                precisely and sell at
                                time or price desired
                            -- Nonappropriation
                                 risk--the risk that
                                the municipality may
                                not include the bond
                                obligations in future
                                budgets
                            -- Tax risk--the risk
                                 that federal, state
                                or local income tax
                                rates may decrease,
                                which could decrease
                                demand for municipal
                                bonds, or that a
                                change in law may
                                limit or eliminate
                                exemption of interest
                                on municipal bonds
                                from such taxes
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HOW THE SERIES INVESTS
------------------------------------------------

INVESTMENT TYPE (CONT'D)

------------------------------------------------------------------------------------
% OF SERIES' TOTAL ASSETS             RISKS                    POTENTIAL REWARDS
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
  HIGH-YIELD DEBT           -- Higher market risk          -- May offer higher
  OBLIGATIONS                    than higher-grade             interest income than
  (JUNK BONDS)                  municipal bonds                higher-grade bonds
                            -- Higher credit risk
  UP TO 30%                      than higher-grade
                                municipal bonds (more
                                sensitive to economic
                                downturns)
                            -- Certain high-yield
                                bonds may be more
                                illiquid (harder to
                                value and sell), in
                                which case valuation
                                would depend more on
                                investment adviser's
                                judgment than is
                                generally the case
                                with higher-rated
                                bonds
                            -- Tax risk
------------------------------------------------------------------------------------
  MUNICIPAL LEASE           -- Concentration risk          -- Tax-exempt interest
  OBLIGATIONS               -- Credit risk                     income, except with
                            -- Market risk                     respect to certain
  PERCENTAGE VARIES         -- Illiquidity risk                bonds, such as
                            -- Nonappropriation risk           private activity
                            -- Tax risk                        bonds, which are
                                                               subject to the AMT
                                                           -- If interest rates
                                                                decline, long-term
                                                               yields should be
                                                               higher than money
                                                               market yields
------------------------------------------------------------------------------------

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12  OHIO SERIES                                            [ICON] (800) 225-1852

HOW THE SERIES INVESTS
------------------------------------------------

INVESTMENT TYPE (CONT'D)

------------------------------------------------------------------------------------
% OF SERIES' TOTAL ASSETS             RISKS                    POTENTIAL REWARDS
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
  MUNICIPAL ASSET-BACKED    -- Prepayment risk--the        -- Regular interest
  SECURITIES                    risk that the                   income
                                underlying bonds may       -- Pass-through
  PERCENTAGE VARIES             be prepaid, partially          instruments provide
                                or completely,                 greater
                                generally during               diversification than
                                periods of falling             direct ownership of
                                interest rates, which          municipal bonds
                                could adversely
                                effect yield to
                                maturity and could
                                require the Series to
                                reinvest in lower
                                yielding bonds
                            -- Credit risk--the risk
                                that the underlying
                                municipal bonds will
                                not be paid by
                                issuers or by credit
                                insurers or
                                guarantors of such
                                instruments. Some
                                municipal
                                asset-backed
                                securities are
                                unsecured or secured
                                by lower-rated
                                insurers or
                                guarantors and thus
                                may involve greater
                                risk
                            -- Market risk
                            -- Tax risk
------------------------------------------------------------------------------------
  VARIABLE/FLOATING RATE    -- Value lags value of         -- May offer protection
  SECURITIES                    fixed-rate securities          against interest rate
                                when interest rates            changes
  PERCENTAGE VARIES             change
------------------------------------------------------------------------------------
  INVERSE FLOATERS/         -- High market risk--risk      -- Income generally will
  SECONDARY INVERSE             that inverse floaters          increase when
  FLOATERS                      will fluctuate in              interest rates
                                value more                     decrease
  PERCENTAGE VARIES             dramatically than
                                other debt securities
                                when interest rates
                                change
                            -- Credit risk
                            -- Illiquidity risk
                            -- Secondary inverse
                                floaters are subject
                                to additional risks
                                of municipal
                                asset-backed
                                securities
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HOW THE SERIES INVESTS
------------------------------------------------

INVESTMENT TYPE (CONT'D)

------------------------------------------------------------------------------------
% OF SERIES' TOTAL ASSETS             RISKS                    POTENTIAL REWARDS
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
  DERIVATIVES               -- Derivatives such as         -- The Series could make
                                futures and options            money and protect
  PERCENTAGE VARIES             may not fully offset           against losses if the
                                the underlying                 investment analysis
                                positions and this             proves correct
                                could result in            -- One way to manage the
                                losses to the Series           Series' risk/return
                                that would not have            balance is to lock in
                                otherwise occurred             the value of an
                            -- Derivatives used for            investment ahead of
                                 risk management may           time
                                not have the intended      -- Derivatives that
                                effects and may                 involve leverage
                                result in losses or            could generate
                                missed opportunities           substantial gains or
                            -- The other party to a            low costs
                                derivatives contract
                                could default
                            -- Derivatives that
                                 involve leverage
                                (borrowing for
                                investment) could
                                magnify losses
                            -- Certain types of
                                derivatives involve
                                costs to the Series
                                which can reduce
                                returns
------------------------------------------------------------------------------------
  WHEN-ISSUED AND           -- May magnify underlying      -- May magnify underlying
  DELAYED-DELIVERY              investment losses              investment gains
  SECURITIES                -- Investment costs may
                                exceed potential
  PERCENTAGE VARIES             underlying investment
                                gains
------------------------------------------------------------------------------------
  ILLIQUID SECURITIES       -- May be difficult to         -- May offer more
                                value precisely                attractive yield or
  UP TO 15% OF NET ASSETS   -- May be difficult to             potential for growth
                                 sell at the time or           than more widely
                                price desired                  traded securities
------------------------------------------------------------------------------------

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14  OHIO SERIES                                            [ICON] (800) 225-1852

HOW THE SERIES IS MANAGED
-------------------------------------

BOARD OF TRUSTEES
The Fund's Board of Trustees oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

MANAGER
PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NEW JERSEY 07102-4077

    Under a management agreement with the Fund, PIFM manages the Series' investment operations and administers its business affairs. For the fiscal year ended August 31, 1999, the Series paid PIFM management fees of .50 of 1% of the Series' average net assets.
    PIFM and its predecessors have served as manager or administrator to
investment companies since 1987. As of              , 1999, PIFM served as the
Manager to all       of the Prudential Mutual Funds, and as Manager or
administrator to       closed-end investment companies, with aggregate assets of
approximately $      billion.

INVESTMENT ADVISER
The Prudential Investment Corporation, called Prudential Investments, is the Series' investment adviser. Its address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102. PIFM has responsibility for all investment advisory services, supervises Prudential Investments and reimburses Prudential Investments for its reasonable costs and expenses.
    Prudential Investments' Fixed Income Group manages more than $135 billion for Prudential's retail investors, institutional investors, and policyholders. Senior Managing Directors James J. Sullivan and Jack W. Gaston head the Group, which is organized into teams specializing in different market sectors. Top-down, broad investment decisions are made by the Fixed Income Policy Committee, whereas bottom-up security selection is made by the sector teams.
    Mr. Sullivan has overall responsibility for overseeing portfolio management and credit research. Prior to joining Prudential Investments in 1998, he was a managing director in Prudential's Capital Management Group,
--------------------------------------------------------------------------------

HOW THE SERIES IS MANAGED
------------------------------------------------

where he oversaw portfolio management and credit research for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 16 years of experience in risk management, arbitrage trading, and corporate bond investing.
    Mr. Gaston has overall responsibility for overseeing quantitative research and risk management. Prior to this appointment in 1999, he was senior managing director of the Capital Management Group where he was responsible for the investment performance and risk management for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 20 years of experience in investment management, including extensive experience applying quantitative techniques to portfolio management.
    The Fixed Income Investment Policy Committee is comprised of key senior investment managers. Members include seven sector team leaders, the chief investment strategist, and the head of risk management. The Committee uses a top-down approach to investment strategy, asset allocation, and general risk management, identifying sectors in which to invest.
    The Municipal Bond Team, headed by Evan Lamp, is primarily responsible for overseeing the day-to-day management of the Series. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Series' investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.
    The following are the fixed income sector teams and the corresponding team
leaders: (Assets under management are as of        , 1999.)

                             MUNICIPAL BONDS

ASSETS UNDER MANAGEMENT: $  billion.

TEAM LEADER: Evan Lamp. GENERAL INVESTMENT EXPERIENCE: 7 years.

PORTFOLIO MANAGERS: 5. AVERAGE GENERAL INVESTMENT EXPERIENCE: 10 years, which includes team members with significant mutual fund experience.

SECTOR: City, state and local government securities.
-------------------------------------------------------------------
16  OHIO SERIES                                            [ICON] (800) 225-1852

HOW THE SERIES IS MANAGED
------------------------------------------------

INVESTMENT APPROACH: Focus is on identifying spread, credit quality and liquidity trends to capitalize on changing opportunities in the municipal market. Ultimately, they seek the highest expected return with the least risk.

                             MONEY MARKETS

ASSETS UNDER MANAGEMENT: $   billion.

TEAM LEADER: Joseph Tully. GENERAL INVESTMENT EXPERIENCE: 16 years

PORTFOLIO MANAGERS: 8. AVERAGE GENERAL INVESTMENT EXPERIENCE: 12 years, which includes team members with significant mutual fund experience.

SECTOR: High-quality short-term securities, including both taxable and tax-exempt instruments.

INVESTMENT APPROACH: Focus is on safety of principal, liquidity and controlled risk.

DISTRIBUTOR
Prudential Investment Management Service LLC (PIMS) distributes the Series' shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans under Rule 12b-1 of the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Series' Class A, B, and C shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables.

YEAR 2000 READINESS DISCLOSURE
The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such an event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the
--------------------------------------------------------------------------------

HOW THE SERIES IS MANAGED
------------------------------------------------

Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000. The Fund and its Board receive, and have received since early 1998, satisfactory quarterly reports from the principal service providers as to their preparations for year 2000 readiness, although there can be no assurance that the service providers (or other securities market participants) will successfully complete the necessary changes in a timely manner. Moreover, the Fund at this time has not considered retaining alternative service providers or directly undertaken efforts to achieve year 2000 readiness, the latter of which would involve substantial expenses without an assurance of success.
    Additionally, issuers of securities generally, as well as those purchased by the Series, may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/ or a specific issuer's performance and could result in a decline in the value of the securities held by the Series.
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18  OHIO SERIES                                            [ICON] (800) 225-1852

SERIES DISTRIBUTIONS AND TAX ISSUES
-------------------------------------

Investors who buy shares of the Series should be aware of some important tax issues. For example, the Series pays DIVIDENDS of net investment income monthly, and distributes LONG-TERM CAPITAL GAINS, if any, at least annually. Dividends generally will be exempt from federal and Ohio state income taxes. If, however, the Series invests in taxable obligations, it will pay dividends that are not exempt from these income taxes. Also, if you sell shares of the Series for a profit, you may have to pay capital gains taxes on the amount of your profit.
    The following briefly discusses some of the important state and federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS
The Series distributes DIVIDENDS of any net investment income to shareholders, typically every month. For example, if the Series owns a City XYZ bond and the bond pays interest, the Series will pay out a portion of this interest as a dividend to its shareholders, assuming the Series' income is more than its costs and expenses. These dividends generally will be EXEMPT FROM FEDERAL INCOME TAXES, as long as 50% or more of the value of the Series' assets at the end of each quarter is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes.
    As we mentioned before, the Series will concentrate its investments in Ohio obligations. In addition to being exempt from federal taxes, Series' dividends are EXEMPT FROM OHIO PERSONAL INCOME TAXES AND MUNICIPAL AND SCHOOL DISTRICT INCOME TAXES FOR OHIO RESIDENTS if the Series continues to qualify as a regulated investment company for federal income tax purposes and that at all times at least 50% of the value of the Series' total assets consists of Ohio obligations. Subject to the same regulated investment company and 50% requirements, Series' dividends are also excluded from the net income base of the Ohio corporation franchise tax to the extent such dividends are either excluded from gross income for federal income tax purposes or are properly attributable to interest payments on Ohio obligations. Dividends attributable to the interest on taxable bonds held by the Series, market discount on taxable and tax-exempt obligations and short-term capital gains, however, will be subject to federal, state and local income tax at ordinary income tax rates.
    Some shareholders may be subject to federal alternative minimum tax (AMT) liability. Tax-exempt interest from certain bonds is treated as an item of tax preference, and may be attributed to shareholders. A portion of all
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SERIES DISTRIBUTIONS AND TAX ISSUES
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tax-exempt interest is includable as an upward adjustment in determining a corporation's alternative minimum taxable income. These rules could make you liable for the AMT.
    The Series also distributes LONG-TERM CAPITAL GAINS to shareholders (typically once a year). Long-term capital gains are generated when the Series sells assets that it held for more than 12 months, for a profit. For an individual, the maximum long-term capital gains rate is 20%.
    For your convenience, distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Series without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker you will receive a credit to your account. Either way, the distributions may be subject to taxes. For more information about Automatic Reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year.
    Series distributions are generally taxable to you in the year they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid to you on December 31 of the prior year. Corporate shareholders are not eligible for the 70% dividends-received deduction on dividends paid by the Series.

WITHHOLDING TAXES
If federal law requires you to provide the Series with your tax identification number and certifications as to your tax status, and you fail to do so, or are otherwise subject to backup withholding, we generally withhold and pay to the U.S. Treasury 31% of your taxable distributions and gross sale proceeds. If you are subject to backup withholding, we will withhold and pay to the Treasury 31% of your distributions.

IF YOU PURCHASE JUST BEFORE RECORD DATE
If you buy shares of the Series just before the record date (the date that determines who receives the dividend), that distribution will be paid to you. As explained above, the distribution may be subject to income or capital
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20  OHIO SERIES                                            [ICON] (800) 225-1852

SERIES DISTRIBUTIONS AND TAX ISSUES
------------------------------------------------

gains taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Series decreases by the amount of the dividend to reflect the payout although this may not be apparent because the value of each share of the Series will also be affected by the market changes, if any. The distribution you receive makes up for the decrease in share value. However, if the distribution is taxable, the timing of your purchase does mean that part of your investment came back to you as taxable income.

IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Series for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax. The amount of tax you pay depends on whether you hold your shares for more than one year. If you sell shares of the Series for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.
    Exchanging your shares of the Series for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.
RECEIPTS FROM SALE  $        -->        +$  CAPITAL GAIN
                                            (taxes owed)

                                            OR

RECEIPTS FROM SALE  $        -->        -$  CAPITAL LOSS
                                            (offset against gain)

[GRAPH]

    Any gain or loss you may have from selling or exchanging Series shares will not be reported on the Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Series shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES
We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event." This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years," in the next section.
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HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
-------------------------------------

HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Series for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 15020
NEW BRUNSWICK, NJ 08906-5020

    To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Series, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Series) or suspend or modify the Series' sale of its shares.

STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, and Class C shares of the Series.
    Multiple share classes let you choose a cost structure that meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why they call it a Contingent Deferred Sales Charge or CDSC), but the operating expenses each year are higher than the Class A share expenses. With Class C shares, you pay a 1% front end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.
    When choosing a share class, you should consider the following:

     --    The amount of your investment

     -- The length of time you expect to hold the shares and the impact of varying distribution fees
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22  OHIO SERIES                                            [ICON] (800) 225-1852

HOW TO BUY, SELL AND
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     --    The different sales charges that apply to each share class--
           Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low front end sales charge and low CDSC

     --    Whether you qualify for any reduction or waiver of sales charges

     -- The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase.
    See "How to Sell Your Shares" for a description of the impact of CDSCs.

SHARE CLASS COMPARISON. Use this chart to help you compare the Series' different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

----------------------------------------------------------------------------------------
                                           CLASS A           CLASS B          CLASS C
----------------------------------------------------------------------------------------
  Minimum purchase                       $1,000          $1,000             $2,500
    amount(1)
  Minimum amount for                     $100            $100               $100
    subsequent purchases(1)
  Maximum initial                        3% of the       None               1% of the
    sales charge                         public                             public
                                         offering                           offering
                                         price                              price
  Contingent Deferred                    None            If sold during:    1% on sales
    Sales Charge (CDSC)(2)                               Year 1    5%       made within
                                                         Year 2    4%       18 months of
                                                         Year 3    3%       purchase(2)
                                                         Year 4    2%
                                                         Years 5/6 1%
                                                         Year 7    0%
  Annual distribution                    .30 of 1%       .50 of 1%          1% (.75 of
    and service (12b-1)                  (.25 of 1%                         1%
    fees (shown as                       currently)                         currently)
    a percentage of
    average net
    assets)(3)

1                       THE MINIMUM INVESTMENT REQUIREMENTS DO NOT APPLY TO CERTAIN
                        RETIREMENT AND EMPLOYEE SAVINGS PLANS AND CUSTODIAL ACCOUNTS
                        FOR MINORS. THE MINIMUM INITIAL AND SUBSEQUENT INVESTMENT
                        FOR PURCHASES MADE THROUGH THE AUTOMATIC INVESTMENT PLAN IS
                        $50. FOR MORE INFORMATION, SEE "STEP 4: ADDITIONAL
                        SHAREHOLDER SERVICES--AUTOMATIC INVESTMENT PLAN."
2                       FOR MORE INFORMATION ABOUT THE CDSC AND HOW IT IS
                        CALCULATED, SEE "HOW TO SELL YOUR SHARES--CONTINGENT
                        DEFERRED SALES CHARGES (CDSC)." CLASS C SHARES BOUGHT BEFORE
                        NOVEMBER 2, 1998 HAVE A 1% CDSC IF SOLD WITHIN ONE YEAR.
3                       THESE DISTRIBUTION FEES ARE PAID FROM THE SERIES' ASSETS ON
                        A CONTINUOUS BASIS. OVER TIME, THE FEES WILL INCREASE THE
                        COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING
                        OTHER TYPES OF SALES CHARGES. THE SERVICE FEE FOR CLASS A,
                        CLASS B AND CLASS C SHARES IS .25 OF 1%. THE DISTRIBUTION
                        FEE FOR CLASS A SHARES IS LIMITED TO .30 OF 1% (INCLUDING
                        THE .25 OF 1% SERVICE FEE), FOR CLASS B SHARES IS LIMITED TO
                        .50 OF 1% (INCLUDING THE .25 OF 1% SERVICE FEE), AND IS .75
                        OF 1% FOR CLASS C SHARES. FOR THE FISCAL YEAR ENDING AUGUST
                        31, 2000, THE DISTRIBUTOR OF THE FUND HAS CONTRACTUALLY
                        AGREED TO REDUCE ITS DISTRIBUTION AND SERVICE (12b-1) FEES
                        FOR CLASS A AND CLASS C SHARES TO .25 OF 1% AND .75 OF 1% OF
                        THE AVERAGE DAILY NET ASSETS OF CLASS A SHARES AND CLASS C
                        SHARES, RESPECTIVELY.

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HOW TO BUY, SELL AND
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REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

INCREASE THE AMOUNT OF YOUR INVESTMENT. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows you how the sales charge decreases as the amount of your investment increases.

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                          SALES CHARGE AS % OF   SALES CHARGE AS % OF      DEALER
   AMOUNT OF PURCHASE        OFFERING PRICE        AMOUNT INVESTED       REALLOWANCE
-------------------------------------------------------------------------------------
  Less than $99,999                      3.00%                  3.09%           3.00%
  $100,000 to $249,999                   2.50%                  2.56%           2.50%
  $250,000 to $499,999                   1.50%                  1.52%           1.50%
  $500,000 to $999,999                   1.00%                  1.01%           1.00%
  $1 million and
   above(1)                               None                   None            None

1                       IF YOU INVEST $1 MILLION OR MORE, YOU CAN BUY ONLY CLASS A
                        SHARES.

    To satisfy the purchase amounts above, you can:

     --    Invest with an eligible group of related investors

     -- Buy the Class A shares of two or more Prudential mutual funds at the same time

     -- Use your RIGHTS OF ACCUMULATION, which allow you to combine the value of Prudential mutual fund shares you already own with the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent if you qualify for Rights of Accumulation)

     -- Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Series and other Prudential mutual funds within 13 months.

    The Distributor may reallow Class A's sales charge to dealers.

MUTUAL FUND PROGRAMS. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments
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24  OHIO SERIES                                            [ICON] (800) 225-1852

HOW TO BUY, SELL AND
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Advisory Group relating to:

     -- Mutual Fund "wrap" or asset allocation programs where the sponsor places Series trades and charges its clients a management, consulting or other fee for its services, or

     -- Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Other investors pay no sales charges, including certain officers, employees or agents of Prudential and its affiliates, the Prudential mutual funds, the subadvisers of the Prudential mutual funds and clients of brokers that have entered into a selected dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge--Class A Shares."

WAIVING CLASS C'S INITIAL SALES CHARGE
INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated or one of its affiliates. These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must do one of the following:

     --    Purchase your shares through an account at Prudential Securities

     -- Purchase your shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation, or

     --    Purchase your shares through another broker.
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HOW TO BUY, SELL AND
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    The waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker. The Transfer Agent may require any supporting documents it considers appropriate.

    In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, switching to Class A shares lowers your Series expenses.
    When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B shares."
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26  OHIO SERIES                                            [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY
The price you pay for each share of the Series is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation: it's the total value of the fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. Most national newspapers report the NAVs of most mutual funds, which allows investors to check the price of mutual funds daily.
    We determine the NAV of our shares once each business day at 4:15 p.m. New York time on days that the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed on national holidays and Good Friday. We do not determine NAV with respect to the Series on days when we have not received any orders to purchase, sell, or exchange the Series' shares, or when changes in the value of the Series' portfolio do not materially affect the NAV.

WHAT PRICE WILL YOU PAY FOR SHARES OF THE SERIES?
For Class A and Class C shares, you'll pay the public offering price, which is NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

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MUTUAL FUND SHARES
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds City ABC bonds in its portfolio and the price of City ABC bonds goes up while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.
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HOW TO BUY, SELL AND
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STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Series shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Series Distributions and Tax Issues" section, the Series pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Series at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 15015
NEW BRUNSWICK, NJ 08906-5015

AUTOMATIC INVESTMENT PLAN. You can make regular purchases of the Series for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

THE PRUTECTOR PROGRAM. Optional group term life insurance--which protects the value of your Prudential mutual fund investment for your beneficiaries against market declines--is available to investors who purchase their shares through Prudential. This insurance is subject to various restrictions and charges and is not available in all states.

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available that will provide you with monthly or quarterly checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC.

REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about your Series. To reduce the Series' expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.
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28  OHIO SERIES                                            [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
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HOW TO SELL YOUR SHARES
You can sell your shares of the Series for cash (in the form of a check) at any time, subject to certain restrictions.
    When you sell shares of the Series--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, he must receive your order to sell by 4:15 p.m. New York time to process the sale on that day. Otherwise, contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

    Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES
There are certain times when you may not be able to sell shares of the Series, or when we may delay paying you the proceeds from a sale. This may happen during unusual market conditions or emergencies when the Series can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."
    If you are selling more than $100,000 of shares, you want the check sent to someone or some place that is not in our records or you are a business trust and you hold shares directly with the Transfer Agent, you will need to have the signature on your sell order guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer or credit union. For more information, see the SAI, "Purchase,
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HOW TO BUY, SELL AND
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Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGE (CDSC)
If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase, you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell your shares in the following order:

     -- Amounts representing shares you purchased with reinvested dividends and distributions

     -- Amounts representing the increase in NAV above the total amount of payments for shares made during the past six years for Class B shares and 18 months for Class C shares (one year for Class C shares purchased before November 2, 1998)

     -- Amounts representing the cost of shares held beyond the CDSC period (six years for Class B shares and 18 months for Class C shares)

    Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.
    Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.
    As we noted in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth, and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 18 months of purchase. For both Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.
    The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase,
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30  OHIO SERIES                                            [ICON] (800) 225-1852

HOW TO BUY, SELL AND
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excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:

     -- After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares owned in joint tenancy (with rights of survivorship), provided the shares were purchased before the death or disability

     --    On certain sales from a Systematic Withdrawal Plan.

    For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charge--Class B shares."

REDEMPTION IN KIND
If the sales of Series shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Series' net assets, we can then give you securities from the Series' portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Series' expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the Series without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer
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HOW TO BUY, SELL AND
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Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

HOW TO EXCHANGE YOUR SHARES
You can exchange your shares of the Series for shares of the same class in certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Series for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B or Class C shares. Class B and C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.
    If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010
    There is no sales charge for such exchanges. However, if you exchange--and then sell--Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding periods for CDSC liability.
    Remember, as we explained in the section entitled "Series Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."
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32  OHIO SERIES                                            [ICON] (800) 225-1852

HOW TO BUY, SELL AND
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    If you own Class B or Class C shares and qualify to purchase Class A shares without paying an initial sales charge, we will automatically exchange your Class B or Class C shares which are not subject to a CDSC for Class A shares. We make such exchanges on a quarterly basis if you qualify for this exchange privilege. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.

FREQUENT TRADING
Frequent trading of the Series' shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Series' investments. When market timing occurs, the Series may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Series' performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Series will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Series by any person, group or commonly controlled account. The Fund may notify a market timer of rejection of an exchange or purchase order after the day the order is placed. If the Fund allows a market timer to trade Series shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
-------------------------------------

The financial highlights will help you evaluate financial performance of the Series. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Series, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.
    Review each chart with the financial statements and report of independent accountants, which appear in the SAI and are available upon request. Additional performance information for each share class is contained in the annual report, which you can receive at no charge.
-------------------------------------------------------------------
34  OHIO SERIES                                            [ICON] (800) 225-1852

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS A SHARES
The financial highlights for the three years ended August 31, 1999 were audited
by                      LLP, independent accountants, and the financial
highlights for the two years ended August 31, 1996 were audited by other independent auditors, whose reports were unqualified.

CLASS A SHARES (FISCAL PERIOD ENDED 8-31)

--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE          1999           1998             1997             1996             1995
--------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR            $--         $11.95           $11.70           $11.92           $11.72
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                          --            .60              .63(3)           .63(3)           .65(3)
 Net realized and unrealized gain
  (loss) on investment transactions             --            .42              .27             (.15)             .20
 TOTAL FROM INVESTMENT OPERATIONS               --           1.02              .90              .48              .85
--------------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                                        --           (.60)            (.63)            (.63)            (.65)
 Distributions in excess of
  investment income                             --             --(1)            --(1)            --               --
 Distributions from net realized
  gains                                         --           (.06)            (.02)            (.07)              --
 TOTAL DISTRIBUTIONS                            --           (.66)            (.65)            (.70)            (.65)
 NET ASSET VALUE, END OF YEAR                  $--         $12.31           $11.95           $11.70           $11.92
 TOTAL RETURN(2)                               --%          8.80%            7.92%            4.02%            7.59%
---------------------------------
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                 1999           1998             1997             1996             1995
--------------------------------------------------------------------------------------------------------------------
-----------------------------------
 NET ASSETS, END OF YEAR (000)                 $--        $51,546          $50,977          $49,851          $51,132
 AVERAGE NET ASSETS (000)                      $--        $51,082          $51,641          $51,205          $29,904
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  fees                                         --%           .83%             .80%(3)          .80%(3)          .83%(3)
 Expenses, excluding distribution
  fees                                         --%           .73%             .70%(3)          .70%(3)          .73%(3)
 Net investment income                         --%          4.93%            5.37%(3)         5.27%(3)         5.50%(3)
 Portfolio turnover                            --%            30%              22%              35%              38%
---------------------------------

1    LESS THAN $.005 PER SHARE.
2 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND ARE SOLD ON THE LAST DAY OF EACH PERIOD REPORTED.
3    NET OF MANAGEMENT FEE WAIVER.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS B SHARES
The financial highlights for the three years ended August 31, 1999 were audited
by                      LLP, independent accountants, and the financial
highlights for the two years ended August 31, 1996 were audited by other independent auditors, whose reports were unqualified.

CLASS B SHARES (FISCAL YEAR ENDED 8-31)

--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE          1999           1998             1997             1996             1995
--------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR            $--         $11.96           $11.71           $11.95           $11.73
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                          --            .55              .59(3)           .58(3)           .60(3)
 Net realized and unrealized gain
  (loss) on investment transactions             --            .42              .27             (.15)             .20
 TOTAL FROM INVESTMENT OPERATIONS               --            .97              .86              .43              .80
--------------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                                        --           (.55)            (.59)            (.58)            (.60)
 Distributions in excess of
  investment income                             --             --(1)            --(1)            --               --
 Distributions from net realized
  gains                                         --           (.06)            (.02)            (.07)              --
 TOTAL DISTRIBUTIONS                            --           (.61)            (.61)            (.65)            (.60)
 NET ASSET VALUE, END OF YEAR                  $--         $12.32           $11.96           $11.71           $11.93
 TOTAL RETURN(2)                               --%          8.36%            7.49%            3.61%            7.16%
---------------------------------
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                 1999           1998             1997             1996             1995
--------------------------------------------------------------------------------------------------------------------
-----------------------------------
 NET ASSETS, END OF YEAR (000)                 $--        $35,064          $40,770          $50,998          $62,805
 AVERAGE NET ASSETS (000)                      $--        $37,848          $45,503          $57,909          $85,410
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  fees                                         --%          1.23%            1.20%(3)         1.20%(3)         1.22%(3)
 Expenses, excluding distribution
  fees                                         --%           .73%             .70%(3)          .70%(3)          .72%(3)
 Net investment income                         --%          4.54%            4.97%(3)         4.87%(3)         5.27%(3)
 Portfolio turnover                            --%            30%              22%              35%              38%
---------------------------------

1    LESS THAN $.005 PER SHARE.
2 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND ARE SOLD ON THE LAST DAY OF EACH PERIOD REPORTED.
3    NET OF MANAGEMENT FEE WAIVER.

-------------------------------------------------------------------
36  OHIO SERIES                                            [ICON] (800) 225-1852

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS C SHARES
The financial highlights for the three years ended August 31, 1999 were audited
by                      LLP, independent accountants, and the financial
highlights for the two years ended August 31, 1996 were audited by other independent auditors, whose reports were unqualified.

CLASS C SHARES (FISCAL YEAR ENDED 8-31)

----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE         1999         1998           1997           1996           1995
----------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR          $--       $11.96         $11.71         $11.93         $11.73
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                        --          .52            .56(3)         .55(3)         .57(3)
 Net realized and unrealized gain
  (loss) on investment transactions           --          .42            .27           (.15)           .20
 TOTAL FROM INVESTMENT OPERATIONS             --          .94            .83            .40            .77
----------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                                      --         (.52)          (.56)          (.55)          (.57)
 Distributions in excess of
  investment income                           --           --(1)          --(1)          --             --
 Distributions from net realized
  gains                                       --         (.06)          (.02)          (.07)            --
 TOTAL DISTRIBUTIONS                          --         (.58)          (.58)          (.62)          (.57)
 NET ASSET VALUE, END OF YEAR                $--       $12.32         $11.96         $11.71         $11.93
 TOTAL RETURN(2)                             --%        8.09%          7.22%          3.36%          6.89%
-----------------------------------
----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                1999         1998           1997           1996           1995
----------------------------------------------------------------------------------------------------------
-----------------------------------
 NET ASSETS, END OF YEAR (000)               $--         $183            $71            $44           $126
 AVERAGE NET ASSETS (000)                    $--         $149            $57            $97            $61
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  fees                                       --%        1.48%          1.45%(3)       1.45%(3)       1.49%(3)
 Expenses, excluding distribution
  fees                                       --%         .73%           .70%(3)        .70%(3)        .74%(3)
 Net investment income                       --%        4.26%          4.72%(3)       4.62%(3)       4.76%(3)
 Portfolio turnover                          --%          30%            22%            35%            38%
-----------------------------------

1    LESS THAN $.005 PER SHARE.
2 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND ARE SOLD ON THE LAST DAY OF EACH PERIOD REPORTED.
3    NET OF MANAGEMENT FEE WAIVER.

--------------------------------------------------------------------------------

THE PRUDENTIAL MUTUAL FUND FAMILY
-------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or dealer or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
PRUDENTIAL DISTRESSED SECURITIES FUND, INC.
PRUDENTIAL EMERGING GROWTH FUND, INC.
PRUDENTIAL EQUITY FUND, INC.
PRUDENTIAL EQUITY INCOME FUND
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL SMALL-CAP INDEX FUND
  PRUDENTIAL STOCK INDEX FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL JENNISON GROWTH FUND
  PRUDENTIAL JENNISON GROWTH & INCOME FUND
PRUDENTIAL MID-CAP VALUE FUND
PRUDENTIAL REAL ESTATE SECURITIES FUND
PRUDENTIAL SECTOR FUNDS, INC.
  PRUDENTIAL FINANCIAL SERVICES FUND
  PRUDENTIAL HEALTH SCIENCES FUND
  PRUDENTIAL TECHNOLOGY FUND
  PRUDENTIAL UTILITY FUND
PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
PRUDENTIAL SMALL COMPANY VALUE FUND, INC.
PRUDENTIAL TAX-MANAGED EQUITY FUND
PRUDENTIAL 20/20 FOCUS FUND
NICHOLAS-APPLEGATE FUND, INC.
  NICHOLAS-APPLEGATE GROWTH EQUITY FUND
TARGET FUNDS
  LARGE CAPITALIZATION GROWTH FUND
  LARGE CAPITALIZATION VALUE FUND
  SMALL CAPITALIZATION GROWTH FUND
  SMALL CAPITALIZATION VALUE FUND
ASSET ALLOCATION/BALANCED FUNDS
PRUDENTIAL BALANCED FUND
PRUDENTIAL DIVERSIFIED FUNDS
  CONSERVATIVE GROWTH FUND
  MODERATE GROWTH FUND
  HIGH GROWTH FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL ACTIVE BALANCED FUND

GLOBAL FUNDS
GLOBAL STOCK FUNDS
PRUDENTIAL DEVELOPING MARKETS FUND
  PRUDENTIAL DEVELOPING MARKETS EQUITY FUND
  PRUDENTIAL LATIN AMERICA EQUITY FUND
PRUDENTIAL EUROPE GROWTH FUND, INC.
PRUDENTIAL GLOBAL GENESIS FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL EUROPE INDEX FUND
  PRUDENTIAL PACIFIC INDEX FUND
PRUDENTIAL NATURAL RESOURCES FUND, INC.
PRUDENTIAL PACIFIC GROWTH FUND, INC.
PRUDENTIAL WORLD FUND, INC.
  GLOBAL SERIES
  INTERNATIONAL STOCK SERIES
GLOBAL UTILITY FUND, INC.
TARGET FUNDS
  INTERNATIONAL EQUITY FUND

-------------------------------------------------------------------
38  OHIO SERIES                                            [ICON] (800) 225-1852

THE PRUDENTIAL MUTUAL FUND FAMILY
-------------------------------------

GLOBAL BOND FUNDS
PRUDENTIAL GLOBAL LIMITED MATURITY FUND, INC.
  LIMITED MATURITY PORTFOLIO
PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
PRUDENTIAL INTERMEDIATE GLOBAL
  INCOME FUND, INC.
PRUDENTIAL INTERNATIONAL BOND FUND, INC.

BOND FUNDS
TAXABLE BOND FUNDS
PRUDENTIAL DIVERSIFIED BOND FUND, INC.
PRUDENTIAL GOVERNMENT INCOME FUND, INC.
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  SHORT-INTERMEDIATE TERM SERIES
PRUDENTIAL HIGH YIELD FUND, INC.
PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL BOND MARKET INDEX FUND
PRUDENTIAL STRUCTURED MATURITY FUND, INC.
  INCOME PORTFOLIO
TARGET FUNDS
  TOTAL RETURN BOND FUND

TAX-EXEMPT BOND FUNDS
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA SERIES
  CALIFORNIA INCOME SERIES
PRUDENTIAL MUNICIPAL BOND FUND
  HIGH INCOME SERIES
  INSURED SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  FLORIDA SERIES
  MASSACHUSETTS SERIES
  NEW JERSEY SERIES
  NEW YORK SERIES
  NORTH CAROLINA SERIES
  OHIO SERIES
  PENNSYLVANIA SERIES
PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
CASH ACCUMULATION TRUST
  LIQUID ASSETS FUND
  NATIONAL MONEY MARKET FUND
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  MONEY MARKET SERIES
  U.S. TREASURY MONEY MARKET SERIES
PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
  MONEY MARKET SERIES
PRUDENTIAL MONEYMART ASSETS, INC.

TAX-FREE MONEY MARKET FUNDS
PRUDENTIAL TAX-FREE MONEY FUND, INC.
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA MONEY MARKET SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  CONNECTICUT MONEY MARKET SERIES
  MASSACHUSETTS MONEY MARKET SERIES
  NEW JERSEY MONEY MARKET SERIES
  NEW YORK MONEY MARKET SERIES

COMMAND FUNDS
COMMAND MONEY FUND
COMMAND GOVERNMENT FUND
COMMAND TAX-FREE FUND

INSTITUTIONAL MONEY MARKET FUNDS
PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.
  INSTITUTIONAL MONEY MARKET SERIES

--------------------------------------------------------------------------------

APPENDIX A
-------------------------------------

                         DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE

BOND RATINGS
    Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
    Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
    A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.
    Baa: Bonds that are rated Baa are considered as medium grade obligations I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
    Ba: Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
    B: Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
--------------------------------------------------------------------------------

APPENDIX A
------------------------------------------------

    Bonds rated within the Aa, A, Baa, Ba and B categories that Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.
    Caa: Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
    Ca: Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
    C: Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM DEBT RATINGS
Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year.
    P-1: Issuers rated "Prime-1" or "P-1" (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.
    P-2: Issuers rated "Prime-2" or "P-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.
    P-3: Issuers rated "Prime-3" or "P-3" (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.

SHORT-TERM RATINGS
Moody's ratings for tax-exempt notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk.
    MIG 1: Loans bearing the designation MIG 1 are of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.
    MIG 2: Loans bearing the designation MIG 2 are of high quality. Margins of protection are ample although not so large as in the preceding group.
    MIG 3: Loans bearing the designation MIG 3 are of favorable quality. All security elements are accounted for but there is lacking the undeniable
-------------------------------------------------------------------
A-2  OHIO SERIES                                           [ICON] (800) 225-1852

APPENDIX A
------------------------------------------------

strength of the preceding grades.
    MIG 4: Loans bearing the designation MIG 4 are of adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

STANDARD & POOR'S RATINGS GROUP
DEBT RATINGS
    AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
    AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated obligations only in small degree.
    A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.
    BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
    BB, B, CCC, CC AND C: Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighted by large uncertainties or major exposures to adverse conditions.
    D: Debt rated D is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

COMMERCIAL PAPER RATINGS
S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market.
--------------------------------------------------------------------------------

APPENDIX A
------------------------------------------------

    A-1: The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
    A-2: Capacity for timely payment on issues with the designation A-2 is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
    A-3: Issues with the A-3 designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

MUNICIPAL NOTES
A municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in three years or less will likely receive a note rating, while notes maturing beyond three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. Municipal notes are SP-1, SP-2 or SP-3. The designation SP-1 indicates a very strong capacity to pay principal an interest. Those issues determined to possess extremely strong characteristics are given a plus (+) designation. An SP-2 designation indicates a satisfactory capacity to pay principal and interest. An SP-3 designations indicates speculative capacity to pay principal and interest.
-------------------------------------------------------------------
A-4  OHIO SERIES                                           [ICON] (800) 225-1852

FOR MORE INFORMATION:
-------------------------------------

Please read this prospectus before you invest in the Series and keep it for future reference.
For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 15005
NEW BRUNSWICK, NJ 08906-5005
(800) 225-1852
(732) 417-7555
  (if calling from outside the U.S.)

--------------------------------
Outside Brokers Should Contact:
PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC
P.O. BOX 15035
NEW BRUNSWICK, NJ 08906-5035
(800) 778-8769

------------------------------------
Visit Prudential's Web Site At:
http://www.prudential.com

--------------------------------
Additional information about the Series can be obtained without charge and can be found in the following documents:

STATEMENT OF ADDITIONAL
  INFORMATION (SAI)
 (incorporated by reference into this prospectus)

ANNUAL REPORT
  (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance)

SEMI-ANNUAL REPORT

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
By Electronic Request:
publicinfo@sec.gov
  (The SEC charges a fee to copy documents.)

In Person:
Public Reference Room in
Washington, DC
  (For hours of operation, call
  (202)942-8090.)

Via the Internet:
on the EDGAR Database at
http://www.sec.gov

--------------------------------

           CUSIP         Quotron
           Numbers:     Symbols:

  Class A:  74435M-83-8
  Class B:  74435M-84-6
  Class C:  74435M-49-9

Investment Company Act File No:

811-4023

[MF122A]                                       [LOGO] Printed on Recycled Paper

TYPE OF FUND:
-------------------------------------
Tax-exempt bond

INVESTMENT OBJECTIVE:
-------------------------------------
Maximize current income that is exempt from Commonwealth of Pennsylvania personal income tax and federal income tax consistent with the preservation of capital

                                     [LOGO]

PRUDENTIAL
MUNICIPAL
SERIES FUND

---------------------------------------------------------------
PENNSYLVANIA SERIES
PROSPECTUS: DECEMBER   , 1999

As with all mutual funds, the
Securities and Exchange Commission has
not approved or disapproved the
Series' shares, nor has the SEC
determined that this prospectus is
complete or accurate. It is a criminal
offense to state otherwise.                        [LOGO]

TABLE OF CONTENTS
-------------------------------------

1       RISK/RETURN SUMMARY
1       Investment Objective and Principal Strategies
1       Principal Risks
2       Evaluating Performance
4       Fees and Expenses

6       HOW THE SERIES INVESTS
6       Investment Objective and Policies
8       Other Investments and Strategies
10      Investment Risks

15      HOW THE SERIES IS MANAGED
15      Board of Trustees
15      Manager
15      Investment Adviser
17      Distributor
17      Year 2000 Readiness Disclosure

19      SERIES DISTRIBUTIONS AND TAX ISSUES
19      Distributions
20      Tax Issues
21      If You Sell or Exchange Your Shares

22      HOW TO BUY, SELL AND EXCHANGE SHARES OF THE SERIES
22      How to Buy Shares
29      How to Sell Your Shares
32      How to Exchange Your Shares

34      FINANCIAL HIGHLIGHTS
35      Class A Shares
36      Class B Shares
37      Class C Shares

38      THE PRUDENTIAL MUTUAL FUND FAMILY

A-1     APPENDIX A: DESCRIPTION OF SECURITY RATINGS

        FOR MORE INFORMATION (Back Cover)

-------------------------------------------------------------------
PENNSYLVANIA SERIES                           [ICON] (800) 225-1852

RISK/RETURN SUMMARY
-------------------------------------

This section highlights key information about the PENNSYLVANIA SERIES (the Series) of the PRUDENTIAL MUNICIPAL SERIES FUND (the Fund). Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Our investment objective is to maximize CURRENT INCOME that is EXEMPT FROM COMMONWEALTH OF PENNSYLVANIA PERSONAL INCOME TAX AND FEDERAL INCOME TAX, consistent with the PRESERVATION OF CAPITAL. This means we invest primarily in Pennsylvania state and municipal bonds, which are debt obligations or fixed income securities, including notes, commercial paper and other securities, as well as obligations of other issuers that pay interest income that is exempt from those taxes (collectively called "Pennsylvania obligations"). In conjunction with our investment objective, we may invest in debt obligations with the potential for capital gain.
    To achieve our objective, we normally invest so that at least 80% of the income from the Series' investments will be exempt from Pennsylvania personal income taxes and federal income taxes or the Series will invest at least 80% of its total assets in Pennsylvania obligations. We normally invest at least 70% of the Series' total assets in "investment grade" debt obligations, which are debt obligations rated at least BBB by Standard & Poor's Ratings Group (S&P), Baa by Moody's Investors Service (Moody's), or comparably rated by another major rating service, and unrated debt obligations that we believe are comparable in quality. However, we may invest up to 30% of the Series' assets in "non-investment grade" or HIGH YIELD DEBT OBLIGATIONS, commonly known as "JUNK BONDS". The Series may invest in municipal bonds the interest and/or principal payments on which are insured by the bond issuers or other parties. The Series may also invest in certain municipal bonds the interest on which is subject to the federal alternative minimum tax (AMT). The dollar-weighted average maturity of the Series will normally be between 10 and 20 years.
    While we make every effort to achieve our objective, we can't guarantee success.

PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. The securities in which the Series invests are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due, as well as the risk that the securities may lose value because interest rates change or because there is a lack of confidence in the issuer. Bonds with
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

longer maturity dates typically produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates than bonds with shorter maturity dates. The Series invests in non-investment grade securities--also known as "junk bonds"--which have a higher risk of default and tend to be less liquid than higher-rated securities. Therefore, an investment in the Series may not be appropriate for short-term investing.
    The Series may purchase insured municipal bonds to reduce credit risks. Although insurance coverage reduces credit risks by providing that the insurer will make timely payment of interest and/or principal, it does not provide protection against the market fluctuations of insured bonds or fluctuations in the price of the shares of the Series. An insured municipal bond fluctuates in value largely based on factors relating to the insurer's creditworthiness or ability to satisfy its obligations.
    Bond prices and the Series' net asset value generally move in opposite directions from interest rates--if interest rates go up, the prices of the bonds in the Series' portfolio may fall because the bonds the Series holds won't, as a rule, pay as well as the newer bonds issued. Bonds that are issued when interest rates are high generally increase in value when interest rates fall.
    Municipal bonds may be subject to the risk that the borrower may not set aside funds to make the bond or lease payments.
    Because the Series will concentrate its investments in Pennsylvania obligations, the Series is more susceptible to economic, political and other developments that may adversely affect issuers of Pennsylvania obligations than a municipal bond fund that is not as geographically concentrated. For more information on the risks of investing in Pennsylvania obligations, see "Description of the Fund, Its Investments and Risks" in the Statement of Additional Information.
    Like any mutual fund, an investment in the Series could lose value, and you could lose money. For more information about the risks associated with the Series, see "How the Series Invests--Investment Risks."
    An investment in the Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency.

EVALUATING PERFORMANCE
A number of factors--including risk--can affect how the Series performs. The following bar chart and table show the Series' performance for each full calendar year of operation for the last 10 years. The bar chart and table
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2  PENNSYLVANIA SERIES                                     [ICON] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

demonstrate the risk of investing in the Series by showing how returns can change from year to year and by showing how the Series' average annual total returns compare with a bond index and a group of similar mutual funds. Past performance does not mean that the Series will achieve similar results in the future.

ANNUAL RETURNS*--(CLASS B SHARES)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
BEST QUARTER:     % ( quarter of )
WORST QUARTER:    % ( quarter of )

* THESE ANNUAL RETURNS DO NOT INCLUDE SALES CHARGES. IF THE SALES CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. WITHOUT THE DISTRIBUTION AND SERVICE (12b-1) FEE WAIVER, THE ANNUAL RETURNS WOULD HAVE BEEN LOWER, TOO. THE TOTAL RETURN OF THE CLASS B SHARES FROM 1-1-99 TO 9-30-99
  WAS   %.

AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-98)

--------------------------------------------------------------------------------------------
                              1 YR         5 YRS         10 YRS          SINCE INCEPTION
--------------------------------------------------------------------------------------------
  Class A shares                  %             %           N/A            %  (since 1-22-90)
  Class B shares                  %             %             %            %  (since 9-13-84)
  Class C shares                  %           N/A           N/A            %  (since  8-1-94)
  Muni Bond Index(2)              %             %             %       N/A
  Lipper Average(3)               %             %             %       N/A

1                       THE SERIES' RETURNS ARE AFTER DEDUCTION OF SALES CHARGES AND
                        EXPENSES.
2                       THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (MUNI BOND INDEX)
                        IS AN UNMANAGED INDEX OF OVER 21,000 MUNICIPAL BONDS WHICH
                        ARE GENERALLY REPRESENTATIVE OF THE LONG-TERM INVESTMENT
                        GRADE MUNICIPAL BOND MARKET. THESE RETURNS DO NOT INCLUDE
                        THE EFFECT OF ANY SALES CHARGES. THESE RETURNS WOULD BE
                        LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES. THE MUNI
                        BOND INDEX SINCE INCEPTION RETURNS ARE  % FOR CLASS A,  %
                        FOR CLASS B AND  % FOR CLASS C SHARES. SOURCE: LEHMAN BROS.
3                       THE LIPPER PENNSYLVANIA MUNICIPAL DEBT FUNDS CATEGORY IS
                        BASED ON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THIS
                        CATEGORY AND DOES NOT INCLUDE THE EFFECT OF ANY SALES
                        CHARGES. AGAIN, THESE RETURNS WOULD BE LOWER IF THEY
                        INCLUDED THE EFFECT OF SALES CHARGES. THE LIPPER RETURNS
                        SINCE THE INCEPTION OF EACH CLASS ARE  % FOR CLASS A,  % FOR
                        CLASS B AND  % FOR CLASS C SHARES. SOURCE: LIPPER, INC.

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

FEES AND EXPENSES
These tables show the sales charges, fees, and expenses that you may pay if you buy and hold shares of each share class of the Series--Class A, B, and C. Each share class has different sales charges--known as loads--and expenses, but represents an investment in the same fund. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Series."

SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

---------------------------------------------------------------------------------------
                                                         CLASS A    CLASS B    CLASS C
---------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on purchases (as
   a percentage of offering price)                            3%       None         1%
  Maximum deferred sales charge (load) (as a percentage
   of the lower of original purchase price or sale
   proceeds)                                                None         5%(2)      1%(3)
  Maximum sales charge (load) imposed on reinvested
   dividends and other distributions                        None       None       None
  Redemption fees                                           None       None       None
  Exchange fee                                              None       None       None

ANNUAL SERIES OPERATING EXPENSES (DEDUCTED FROM SERIES ASSETS)

---------------------------------------------------------------------------------------
                                                         CLASS A    CLASS B    CLASS C
---------------------------------------------------------------------------------------
  Management fees                                           .50%       .50%       .50%
  + Distribution (12b-1) and service fees(4)                .30%(4)    .50%    1.00%(4)
  + Other expenses                                             %          %          %
  = Total annual Series operating expenses(4)                  %          %          %
  - Fee waiver or expense reimbursement(4)                  .05%          %       .25%
  = NET ANNUAL SERIES OPERATING EXPENSES                       %          %          %

1                       YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR
                        PURCHASES AND SALES OF SHARES.
2                       THE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B
                        SHARES DECREASES BY 1% ANNUALLY TO 1% IN THE FIFTH AND SIXTH
                        YEARS AND 0% IN THE SEVENTH YEAR. CLASS B SHARES CONVERT TO
                        CLASS A SHARES APPROXIMATELY SEVEN YEARS AFTER PURCHASE.
3                       THE CDSC FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN
                        18 MONTHS OF PURCHASE.
4                       FOR THE FISCAL YEAR ENDING AUGUST 31, 2000, THE DISTRIBUTOR
                        OF THE SERIES HAS CONTRACTUALLY AGREED TO REDUCE ITS
                        DISTRIBUTION AND SERVICE FEES FOR CLASS A AND CLASS C SHARES
                        TO .25 OF 1% AND .75 OF 1% OF THE AVERAGE DAILY NET ASSETS
                        OF THE CLASS A AND CLASS C SHARES, RESPECTIVELY.

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4  PENNSYLVANIA SERIES                                     [ICON] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

EXAMPLE
This example will help you compare the fees and expenses of the Series' different share classes and the cost of investing in the Series with the cost of investing in other mutual funds.
    The example assumes that you invest $10,000 in the Series for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A and Class C shares during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

---------------------------------------------------------------------------------------------
                                                   1 YR       3 YRS       5 YRS       10 YRS
---------------------------------------------------------------------------------------------
  Class A shares                                        $           $           $           $
  Class B shares                                        $           $           $           $
  Class C shares                                        $           $           $           $

You would pay the following expenses on the same investment if you did not sell your shares:

-----------------------------------------------------------------------------------------------
                                                     1 YR       3 YRS       5 YRS       10 YRS
-----------------------------------------------------------------------------------------------
  Class A shares                                          $           $           $           $
  Class B shares                                          $           $           $           $
  Class C shares                                          $           $           $           $

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HOW THE SERIES INVESTS
-------------------------------------

INVESTMENT OBJECTIVE AND POLICIES
The Series' investment objective is to maximize CURRENT INCOME that is EXEMPT FROM COMMONWEALTH OF PENNSYLVANIA PERSONAL INCOME TAX AND FEDERAL INCOME TAX consistent with the PRESERVATION OF CAPITAL. In conjunction with its investment objective, the Series may invest in debt securities with the potential for capital gain. While we make every effort to achieve our objective, we can't guarantee success.
    To achieve the Series' objective, we invest primarily in PENNSYLVANIA OBLIGATIONS, including Commonwealth of Pennsylvania and municipal bonds as well as obligations of other issuers (such as issuers located in Puerto Rico, the Virgin Islands and Guam) that pay interest income that is exempt from Commonwealth of Pennsylvania personal income taxes and federal income taxes. We normally invest so that at least 80% of the income from the Series' investments will be exempt from those taxes or the Series will have at least 80% of its total assets invested in Pennsylvania obligations. The Series, however, may hold private activity bonds, which are municipal bonds the interest on which is subject to the federal alternative minimum tax (AMT).
    Municipal bonds include GENERAL OBLIGATION BONDS and REVENUE BONDS. General obligation bonds are obligations supported by the credit of an issuer that has the power to tax and are payable from that issuer's general revenues and not from any specific source. Revenue bonds, on the other hand, are payable from revenues from a particular source.
    We normally invest at least 70% of the Series' assets in "investment grade" obligations, which are obligations rated at least BBB by S&P, Baa by Moody's, or comparably rated by another major rating service, and unrated debt obligations that we believe are comparable in quality. We may also invest in insured municipal bonds. However, we may invest up to 30% of the Series' assets in HIGH YIELD OBLIGATIONS ("JUNK BONDS"). A rating is an assessment of the likelihood of timely repayment of interest and principal (with respect to a municipal bond) or claims (with respect to an insurer of a municipal bond) and can be useful when comparing different municipal

-------------------------------------------------------------------
States and municipalities issue bonds in order to borrow money to finance a project. You can think of bonds as loans that investors make to the state, local government or other issuer. The government gets the cash needed to complete the project and investors earn income on their investment.
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6  PENNSYLVANIA SERIES                                     [ICON] (800) 225-1852

HOW THE SERIES INVESTS
------------------------------------------------

bonds. These ratings are not a guarantee of quality. The opinions of the rating agencies do not reflect market risk and they may at times lag behind the current financial conditions of the issuer or insurer. An investor can evaluate the expected likelihood of debt repayment by an issuer by looking at its ratings as compared to another similar issuer.
    During the year ended August 31, 1999, the monthly dollar-weighted average ratings of the debt obligations held by the Series, expressed as a percentage of the Series' total assets, were as follows:

---------------------------------------------------------------------------------
                                                                 PERCENTAGES OF
RATINGS                                                        TOTAL INVESTMENTS
---------------------------------------------------------------------------------
  AAA/Aaa                                                                     xx%
  AA/Aa                                                                       xx%
  A/A                                                                         xx%
  BBB/Baa                                                                     xx%
  BB/Ba                                                                       xx%

    In determining which securities to buy and sell, the investment adviser will consider, among other things, yield, maturity, issue, quality characteristics and expectations regarding economic and political developments, including movements in interest rates and demand for municipal bonds. The investment adviser will seek to anticipate interest rate movements and will purchase and sell municipal bonds accordingly. The investment adviser will also consider the claims-paying ability with respect to insurers of municipal bonds. The investment adviser will also seek to take advantage of differentials in yields with respect to securities with similar credit ratings and maturities, but which vary according to the purpose for which they were issued. The investment adviser will also seek to take advantage of differentials in yields with respect to securities issued for similar purposes with similar maturities, but which vary according to ratings.
    The dollar-weighted average maturity of the obligations held by the Series generally ranges between 10 and 20 years.
    For more information, see "Investment Risks" and the Statement of Additional Information, "Description of the Fund, Its Investment and Risks." The Statement of Additional Information--which we refer to as the "SAI"--contains additional information about the Series. To obtain a copy, see the back cover page of this prospectus.
    The Series' investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of the Prudential
--------------------------------------------------------------------------------

HOW THE SERIES INVESTS
------------------------------------------------

Municipal Series Fund can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies, we may also make the following investments to try to increase the Series' returns or protect its assets if market conditions warrant.

MUNICIPAL LEASE OBLIGATIONS
The Series may invest in MUNICIPAL LEASE OBLIGATIONS. The interest and principal on municipal lease obligations are paid out of lease payments made by the party leasing the equipment or facilities that were acquired or built with the bonds. Typically, municipal lease obligations are issued by states or financing authorities to provide money for construction projects such as schools, offices or stadiums. The entity that leases the building or facility would be responsible for paying the interest and principal on the obligation.

MUNICIPAL ASSET-BACKED SECURITIES
The Series may invest in MUNICIPAL ASSET-BACKED SECURITIES. A municipal asset-backed security is a type of pass-through instrument that pays interest which is eligible for exclusion from federal income taxation based upon the income from an underlying pool of municipal bonds.

FLOATING RATE BONDS, VARIABLE RATE BONDS, INVERSE FLOATERS AND
SECONDARY INVERSE FLOATERS
The Series may invest in floating rate bonds, variable rate bonds, inverse floaters and secondary inverse floaters. FLOATING RATE BONDS are municipal bonds that have an interest rate that is set as a specific percentage of a designated rate, such as the rate on Treasury bonds or the prime rate at major commercial banks. The interest rate on floating rate bonds changes when there is a change in the designated rate. VARIABLE RATE BONDS are municipal bonds that have an interest rate that is adjusted, based on the market rate at a specified period. They generally allow the Series to demand payment of the bond on short notice for an amount that may be more or less than the amount paid. INVERSE FLOATERS are municipal bonds with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. SECONDARY INVERSE FLOATERS are municipal asset-backed securities with a floating or
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8  PENNSYLVANIA SERIES                                     [ICON] (800) 225-1852

HOW THE SERIES INVESTS
------------------------------------------------

variable interest rate that moves in the opposite direction of the interest rate or another security or the value of an index.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES
The Series may purchase municipal bonds on a "WHEN-ISSUED" or "DELAYED-DELIVERY" basis, without limit. When the Series makes this type of purchase, the price and rate are fixed at the time of purchase, but delivery and payment for the bonds take place at a later time. The Series does not earn interest income until the date the bonds are delivered.

REPURCHASE AGREEMENTS
The Series may use REPURCHASE AGREEMENTS where a party agrees to sell a security to the Series and then repurchase it at an agreed-upon price at a stated time. A repurchase agreement is like a loan by the Series to the other party which creates a fixed return for the Series.

LIQUIDITY PUTS
The Series may purchase and exercise PUTS on municipal bonds without limit. Puts give the Series the right to sell securities at a specified price and date. Puts may be acquired to reduce the risk of the securities subject to the puts, but puts may involve additional costs to the Series, which could reduce the Series' return.

TEMPORARY DEFENSIVE STRATEGY
For temporary defensive purposes, the Series may hold up to 100% of its assets in cash or investment-grade bonds, including bonds that are not exempt from state, local and federal income taxation. Investing heavily in these securities can limit our ability to achieve the Series' objective, but can help to preserve the Series' assets.

DERIVATIVE STRATEGIES
We may use various derivative strategies to try to improve the Series' returns or protect its assets, although we cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Series will not lose money. Derivatives--such as FUTURES CONTRACTS, OPTIONS, OPTIONS ON FUTURES AND INTEREST RATE SWAPS--involve costs and can be volatile. A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make
--------------------------------------------------------------------------------

HOW THE SERIES INVESTS
------------------------------------------------

or receive a cash payment based on the value of a securities index. An option is the right to buy or sell securities or, in the case of an option on a futures contract, the right to buy or sell a futures contract in exchange for a premium. An interest rate swap is a transaction in which the Series and another party "trade" income streams. The swap is done to preserve a return or spread on a particular investment or portion of the Series or to protect against any increase in the price of securities the Series anticipates purchasing at a later date.
    With derivatives, the investment adviser tries to predict if the underlying investment, whether a security, market index, currency, interest rate or some other benchmark, will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Series' overall investment objective. Any derivatives we may use may not match the Series' underlying holdings. For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks--Hedging Strategies."

ADDITIONAL STRATEGIES
The Series also follows certain policies when it: BORROWS MONEY (the Series can borrow up to 33 1/3% of the value of its total assets); and HOLDS ILLIQUID SECURITIES (the Series may hold up to 15% of its net assets in illiquid securities, including certain securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than 7 days). The Series is subject to certain investment restrictions that are fundamental policies and cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

INVESTMENT RISKS
As noted, all investments involve risk, and investing in the Series is no exception. Since the Series' holdings can vary significantly from broad market indexes, performance of the Series can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Series' principal investments and certain of the Series' non-principal investments and strategies. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.
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10  PENNSYLVANIA SERIES                                    [ICON] (800) 225-1852

HOW THE SERIES INVESTS
------------------------------------------------

INVESTMENT TYPE

------------------------------------------------------------------------------------
% OF SERIES' TOTAL ASSETS             RISKS                    POTENTIAL REWARDS
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
  MUNICIPAL BONDS           -- Concentration               -- Tax-exempt interest
                                 risk--the risk that           income, except with
  PROVIDE AT LEAST 80% OF       bonds may lose value           respect to certain
  SERIES' INCOME OR             because of political,          bonds, such as
  COMPRISE AT LEAST 80% OF      economic or other              private activity
  ITS TOTAL ASSETS              events affecting               bonds, which are
                                issuers of                     subject to the
                                Pennsylvania                   federal alternative
                                obligations                    minimum tax (AMT)
                            -- Credit risk--the risk       -- If interest rates
                                that the borrower               decline, long-term
                                can't pay back the             yields should be
                                money borrowed or              higher than money
                                make interest                  market yields
                                payments (lower for
                                insured and
                                higher-rated bonds)
                            -- Market risk--the risk
                                that bonds will lose
                                value in the market
                                because interest
                                rates change or there
                                is a lack of
                                confidence in the
                                borrower
                            -- Illiquidity risk--the
                                 risk that it may be
                                difficult to value
                                precisely and sell at
                                time or price desired
                            -- Nonappropriation
                                 risk--the risk that
                                the municipality may
                                not include the bond
                                obligations in future
                                budgets
                            -- Tax risk--the risk
                                 that federal, state
                                or local income tax
                                rates may decrease,
                                which could decrease
                                demand for municipal
                                bonds, or that a
                                change in law may
                                limit or eliminate
                                exemption of interest
                                on municipal bonds
                                from such taxes
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HOW THE SERIES INVESTS
------------------------------------------------

INVESTMENT TYPE (CONT'D)

------------------------------------------------------------------------------------
% OF SERIES' TOTAL ASSETS             RISKS                    POTENTIAL REWARDS
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
  HIGH-YIELD DEBT           -- Higher market risk          -- May offer higher
  OBLIGATIONS                    than higher-grade             interest income than
  (JUNK BONDS)                  municipal bonds                higher-grade bonds
                            -- Higher credit risk
  UP TO 30%                      than higher-grade
                                municipal bonds (more
                                sensitive to economic
                                downturns)
                            -- Certain high-yield
                                bonds may be more
                                illiquid (harder to
                                value and sell), in
                                which case valuation
                                would depend more on
                                investment adviser's
                                judgment than is
                                generally the case
                                with higher-rated
                                bonds
                            -- Tax risk
------------------------------------------------------------------------------------
  MUNICIPAL LEASE           -- Concentration risk          -- Tax-exempt interest
  OBLIGATIONS               -- Credit risk                     income, except with
                            -- Market risk                     respect to certain
  PERCENTAGE VARIES         -- Illiquidity risk                bonds, such as
                            -- Nonappropriation risk           private activity
                            -- Tax risk                        bonds, which are
                                                               subject to the AMT
                                                           -- If interest rates
                                                                decline, long-term
                                                               yields should be
                                                               higher than money
                                                               market yields
------------------------------------------------------------------------------------

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12  PENNSYLVANIA SERIES                                    [ICON] (800) 225-1852

HOW THE SERIES INVESTS
------------------------------------------------

INVESTMENT TYPE (CONT'D)

------------------------------------------------------------------------------------
% OF SERIES' TOTAL ASSETS             RISKS                    POTENTIAL REWARDS
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
  MUNICIPAL ASSET-BACKED    -- Prepayment risk--the        -- Regular interest
  SECURITIES                    risk that the                   income
                                underlying bonds may       -- Pass-through
  PERCENTAGE VARIES             be prepaid, partially          instruments provide
                                or completely,                 greater
                                generally during               diversification than
                                periods of falling             direct ownership of
                                interest rates, which          municipal bonds
                                could adversely
                                effect yield to
                                maturity and could
                                require the Series to
                                reinvest in lower
                                yielding bonds
                            -- Credit risk--the risk
                                that the underlying
                                municipal bonds will
                                not be paid by
                                issuers or by credit
                                insurers or
                                guarantors of such
                                instruments. Some
                                municipal
                                asset-backed
                                securities are
                                unsecured or secured
                                by lower-rated
                                insurers or
                                guarantors and thus
                                may involve greater
                                risk
                            -- Market risk
                            -- Tax risk
------------------------------------------------------------------------------------
  VARIABLE/FLOATING RATE    -- Value lags value of         -- May offer protection
  SECURITIES                    fixed-rate securities          against interest rate
                                when interest rates            changes
  PERCENTAGE VARIES             change
------------------------------------------------------------------------------------
  INVERSE FLOATERS/         -- High market risk--risk      -- Income generally will
  SECONDARY INVERSE             that inverse floaters          increase when
  FLOATERS                      will fluctuate in              interest rates
                                value more                     decrease
  PERCENTAGE VARIES             dramatically than
                                other debt securities
                                when interest rates
                                change
                            -- Credit risk
                            -- Illiquidity risk
                            -- Secondary inverse
                                floaters are subject
                                to additional risks
                                of municipal
                                asset-backed
                                securities
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HOW THE SERIES INVESTS
------------------------------------------------

INVESTMENT TYPE (CONT'D)

------------------------------------------------------------------------------------
% OF SERIES' TOTAL ASSETS             RISKS                    POTENTIAL REWARDS
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
  DERIVATIVES               -- Derivatives such as         -- The Series could make
                                futures and options            money and protect
  PERCENTAGE VARIES             may not fully offset           against losses if the
                                the underlying                 investment analysis
                                positions and this             proves correct
                                could result in            -- One way to manage the
                                losses to the Series           Series' risk/return
                                that would not have            balance is to lock in
                                otherwise occurred             the value of an
                            -- Derivatives used for            investment ahead of
                                 risk management may           time
                                not have the intended      -- Derivatives that
                                effects and may                 involve leverage
                                result in losses or            could generate
                                missed opportunities           substantial gains or
                            -- The other party to a            low costs
                                derivatives contract
                                could default
                            -- Derivatives that
                                 involve leverage
                                (borrowing for
                                investment) could
                                magnify losses
                            -- Certain types of
                                derivatives involve
                                costs to the Series
                                which can reduce
                                returns
------------------------------------------------------------------------------------
  WHEN-ISSUED AND           -- May magnify underlying      -- May magnify underlying
  DELAYED-DELIVERY              investment losses              investment gains
  SECURITIES                -- Investment costs may
                                exceed potential
  PERCENTAGE VARIES             underlying investment
                                gains
------------------------------------------------------------------------------------
  ILLIQUID SECURITIES       -- May be difficult to         -- May offer more
                                value precisely                attractive yield or
  UP TO 15% OF NET ASSETS   -- May be difficult to             potential for growth
                                 sell at the time or           than more widely
                                price desired                  traded securities
------------------------------------------------------------------------------------

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14  PENNSYLVANIA SERIES                                    [ICON] (800) 225-1852

HOW THE SERIES IS MANAGED
-------------------------------------

BOARD OF TRUSTEES
The Fund's Board of Trustees oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

MANAGER
PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NEW JERSEY 07102-4077

    Under a management agreement with the Fund, PIFM manages the Series' investment operations and administers its business affairs. For the fiscal year ended August 31, 1999, the Series paid PIFM management fees of .50 of 1% of the Series' average net assets.
    PIFM and its predecessors have served as manager or administrator to
investment companies since 1987. As of              , 1999, PIFM served as the
Manager to all       of the Prudential Mutual Funds, and as Manager or
administrator to       closed-end investment companies, with aggregate assets of
approximately $      billion.

INVESTMENT ADVISER
The Prudential Investment Corporation, called Prudential Investments, is the Series' investment adviser. Its address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102. PIFM has responsibility for all investment advisory services, supervises Prudential Investments and reimburses Prudential Investments for its reasonable costs and expenses.
    Prudential Investments' Fixed Income Group manages more than $135 billion for Prudential's retail investors, institutional investors, and policyholders. Senior Managing Directors James J. Sullivan and Jack W. Gaston head the Group, which is organized into teams specializing in different market sectors. Top-down, broad investment decisions are made by the Fixed Income Policy Committee, whereas bottom-up security selection is made by the sector teams.
    Mr. Sullivan has overall responsibility for overseeing portfolio management and credit research. Prior to joining Prudential Investments in 1998, he was a managing director in Prudential's Capital Management Group,
--------------------------------------------------------------------------------

HOW THE SERIES IS MANAGED
------------------------------------------------

where he oversaw portfolio management and credit research for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 16 years of experience in risk management, arbitrage trading, and corporate bond investing.
    Mr. Gaston has overall responsibility for overseeing quantitative research and risk management. Prior to this appointment in 1999, he was senior managing director of the Capital Management Group where he was responsible for the investment performance and risk management for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 20 years of experience in investment management, including extensive experience applying quantitative techniques to portfolio management.
    The Fixed Income Investment Policy Committee is comprised of key senior investment managers. Members include seven sector team leaders, the chief investment strategist, and the head of risk management. The Committee uses a top-down approach to investment strategy, asset allocation, and general risk management, identifying sectors in which to invest.
    The Municipal Bond Team, headed by Evan Lamp, is primarily responsible for overseeing the day-to-day management of the Series. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Series' investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.
    The following are the fixed income sector teams and the corresponding team
leaders: (Assets under management are as of        , 1999.)

                             MUNICIPAL BONDS

ASSETS UNDER MANAGEMENT: $  billion.

TEAM LEADER: Evan Lamp. GENERAL INVESTMENT EXPERIENCE: 7 years.

PORTFOLIO MANAGERS: 5. AVERAGE GENERAL INVESTMENT EXPERIENCE: 10 years, which includes team members with significant mutual fund experience.

SECTOR: City, state and local government securities.
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16  PENNSYLVANIA SERIES                                    [ICON] (800) 225-1852

HOW THE SERIES IS MANAGED
------------------------------------------------

INVESTMENT APPROACH: Focus is on identifying spread, credit quality and liquidity trends to capitalize on changing opportunities in the municipal market. Ultimately, they seek the highest expected return with the least risk.

                             MONEY MARKETS

ASSETS UNDER MANAGEMENT: $   billion.

TEAM LEADER: Joseph Tully. GENERAL INVESTMENT EXPERIENCE: 16 years

PORTFOLIO MANAGERS: 8. AVERAGE GENERAL INVESTMENT EXPERIENCE: 12 years, which includes team members with significant mutual fund experience.

SECTOR: High-quality short-term securities, including both taxable and tax-exempt instruments.

INVESTMENT APPROACH: Focus is on safety of principal, liquidity and controlled risk.

DISTRIBUTOR
Prudential Investment Management Service LLC (PIMS) distributes the Series' shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans under Rule 12b-1 of the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Series' Class A, B, and C shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables.

YEAR 2000 READINESS DISCLOSURE
The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such an event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the
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HOW THE SERIES IS MANAGED
------------------------------------------------

Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000. The Fund and its Board receive, and have received since early 1998, satisfactory quarterly reports from the principal service providers as to their preparations for year 2000 readiness, although there can be no assurance that the service providers (or other securities market participants) will successfully complete the necessary changes in a timely manner. Moreover, the Fund at this time has not considered retaining alternative service providers or directly undertaken efforts to achieve year 2000 readiness, the latter of which would involve substantial expenses without an assurance of success.
    Additionally, issuers of securities generally, as well as those purchased by the Series, may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/ or a specific issuer's performance and could result in a decline in the value of the securities held by the Series.
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18  PENNSYLVANIA SERIES                                    [ICON] (800) 225-1852

SERIES DISTRIBUTIONS AND TAX ISSUES
-------------------------------------

Investors who buy shares of the Series should be aware of some important tax issues. For example, the Series pays DIVIDENDS of net investment income monthly, and distributes LONG-TERM CAPITAL GAINS, if any, at least annually. Dividends generally will be exempt from federal income and Commonwealth of Pennsylvania personal income taxes. If, however, the Series invests in taxable obligations, it will pay dividends that are not exempt from these income taxes. Also, if you sell shares of the Series for a profit, you may have to pay capital gains taxes on the amount of your profit.
    The following briefly discusses some of the important state and federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS
The Series distributes DIVIDENDS of any net investment income to shareholders, typically every month. For example, if the Series owns a City XYZ bond and the bond pays interest, the Series will pay out a portion of this interest as a dividend to its shareholders, assuming the Series' income is more than its costs and expenses. These dividends generally will be EXEMPT FROM FEDERAL INCOME TAXES, as long as 50% or more of the value of the Series' assets at the end of each quarter is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes.
    As we mentioned before, the Series will concentrate its investments in Pennsylvania obligations. In addition to being exempt from federal taxes, Series' dividends are EXEMPT FROM COMMONWEALTH OF PENNSYLVANIA PERSONAL INCOME TAXES FOR PENNSYLVANIA RESIDENTS if the dividends are excluded from federal income taxes and are derived from interest payments on Pennsylvania obligations. Dividends attributable to the interest on taxable bonds held by the Series, market discount on taxable and tax-exempt obligations and short-term capital gains, however, will be subject to federal, state and local income tax at ordinary income tax rates.
    Some shareholders may be subject to federal alternative minimum tax (AMT) liability. Tax-exempt interest from certain bonds is treated as an item of tax preference, and may be attributed to shareholders. A portion of all tax-exempt interest is includable as an upward adjustment in determining a corporation's alternative minimum taxable income. These rules could make you liable for the AMT.
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SERIES DISTRIBUTIONS AND TAX ISSUES
------------------------------------------------

    The Series also distributes LONG-TERM CAPITAL GAINS to shareholders (typically once a year). Long-term capital gains are generated when the Series sells assets that it held for more than 12 months, for a profit. For an individual, the maximum long-term capital gains rate is 20%.
    For your convenience, distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Series without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker you will receive a credit to your account. Either way, the distributions may be subject to taxes. For more information about Automatic Reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year.
    Series distributions are generally taxable to you in the year they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid to you on December 31 of the prior year. Corporate shareholders are not eligible for the 70% dividends-received deduction on dividends paid by the Series.

WITHHOLDING TAXES
If federal law requires you to provide the Series with your tax identification number and certifications as to your tax status, and you fail to do so, or are otherwise subject to backup withholding, we generally withhold and pay to the U.S. Treasury 31% of your taxable distributions and gross sale proceeds. If you are subject to backup withholding, we will withhold and pay to the Treasury 31% of your distributions.

IF YOU PURCHASE JUST BEFORE RECORD DATE
If you buy shares of the Series just before the record date (the date that determines who receives the dividend), that distribution will be paid to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Series
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20  PENNSYLVANIA SERIES                                    [ICON] (800) 225-1852

SERIES DISTRIBUTIONS AND TAX ISSUES
------------------------------------------------

decreases by the amount of the dividend to reflect the payout although this may not be apparent because the value of each share of the Series will also be affected by the market changes, if any. The distribution you receive makes up for the decrease in share value. However, if the distribution is taxable, the timing of your purchase does mean that part of your investment came back to you as taxable income.

IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Series for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax. The amount of tax you pay depends on whether you hold your shares for more than one year. If you sell shares of the Series for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.
    Exchanging your shares of the Series for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.
RECEIPTS FROM SALE  $        -->        +$  CAPITAL GAIN
                                            (taxes owed)

                                            OR

RECEIPTS FROM SALE  $        -->        -$  CAPITAL LOSS
                                            (offset against gain)

[GRAPH]

    Any gain or loss you may have from selling or exchanging Series shares will not be reported on the Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Series shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES
We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event." This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years," in the next section.
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HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
-------------------------------------

HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Series for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 15020
NEW BRUNSWICK, NJ 08906-5020

    To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Series, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Series) or suspend or modify the Series' sale of its shares.

STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, and Class C shares of the Series.
    Multiple share classes let you choose a cost structure that meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why they call it a Contingent Deferred Sales Charge or CDSC), but the operating expenses each year are higher than the Class A share expenses. With Class C shares, you pay a 1% front end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.
    When choosing a share class, you should consider the following:

     --    The amount of your investment

     -- The length of time you expect to hold the shares and the impact of varying distribution fees
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22  PENNSYLVANIA SERIES                                    [ICON] (800) 225-1852

HOW TO BUY, SELL AND
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     --    The different sales charges that apply to each share class--
           Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low front end sales charge and low CDSC
     --    Whether you qualify for any reduction or waiver of sales charges
     -- The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase.
    See "How to Sell Your Shares" for a description of the impact of CDSCs.

SHARE CLASS COMPARISON. Use this chart to help you compare the Series' different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

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                                           CLASS A           CLASS B          CLASS C
----------------------------------------------------------------------------------------
  Minimum purchase                       $1,000          $1,000             $2,500
    amount(1)
  Minimum amount for                     $100            $100               $100
    subsequent purchases(1)
  Maximum initial                        3% of the       None               1% of the
    sales charge                         public                             public
                                         offering                           offering
                                         price                              price
  Contingent Deferred                    None            If sold during:    1% on sales
    Sales Charge (CDSC)(2)                               Year 1    5%       made within
                                                         Year 2    4%       18 months of
                                                         Year 3    3%       purchase(2)
                                                         Year 4    2%
                                                         Years 5/6 1%
                                                         Year 7    0%
  Annual distribution                    .30 of 1%       .50 of 1%          1% (.75 of
    and service (12b-1)                  (.25 of 1%                         1%
    fees (shown as                       currently)                         currently)
    a percentage of
    average net
    assets)(3)

1                       THE MINIMUM INVESTMENT REQUIREMENTS DO NOT APPLY TO CERTAIN
                        RETIREMENT AND EMPLOYEE SAVINGS PLANS AND CUSTODIAL ACCOUNTS
                        FOR MINORS. THE MINIMUM INITIAL AND SUBSEQUENT INVESTMENT
                        FOR PURCHASES MADE THROUGH THE AUTOMATIC INVESTMENT PLAN IS
                        $50. FOR MORE INFORMATION, SEE "STEP 4: ADDITIONAL
                        SHAREHOLDER SERVICES--AUTOMATIC INVESTMENT PLAN."
2                       FOR MORE INFORMATION ABOUT THE CDSC AND HOW IT IS
                        CALCULATED, SEE "HOW TO SELL YOUR SHARES--CONTINGENT
                        DEFERRED SALES CHARGES (CDSC)." CLASS C SHARES BOUGHT BEFORE
                        NOVEMBER 2, 1998 HAVE A 1% CDSC IF SOLD WITHIN ONE YEAR.
3                       THESE DISTRIBUTION FEES ARE PAID FROM THE SERIES' ASSETS ON
                        A CONTINUOUS BASIS. OVER TIME, THE FEES WILL INCREASE THE
                        COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING
                        OTHER TYPES OF SALES CHARGES. THE SERVICE FEE FOR CLASS A,
                        CLASS B AND CLASS C SHARES IS .25 OF 1%. THE DISTRIBUTION
                        FEE FOR CLASS A SHARES IS LIMITED TO .30 OF 1% (INCLUDING
                        THE .25 OF 1% SERVICE FEE), FOR CLASS B SHARES IS LIMITED TO
                        .50 OF 1% (INCLUDING THE .25 OF 1% SERVICE FEE), AND IS .75
                        OF 1% FOR CLASS C SHARES. FOR THE FISCAL YEAR ENDING AUGUST
                        31, 2000, THE DISTRIBUTOR OF THE FUND HAS CONTRACTUALLY
                        AGREED TO REDUCE ITS DISTRIBUTION AND SERVICE (12b-1) FEES
                        FOR CLASS A AND CLASS C SHARES TO .25 OF 1% AND .75 OF 1% OF
                        THE AVERAGE DAILY NET ASSETS OF CLASS A SHARES AND CLASS C
                        SHARES, RESPECTIVELY.

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HOW TO BUY, SELL AND
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REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

INCREASE THE AMOUNT OF YOUR INVESTMENT. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows you how the sales charge decreases as the amount of your investment increases.

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                          SALES CHARGE AS % OF   SALES CHARGE AS % OF      DEALER
   AMOUNT OF PURCHASE        OFFERING PRICE        AMOUNT INVESTED       REALLOWANCE
-------------------------------------------------------------------------------------
  Less than $99,999                      3.00%                  3.09%           3.00%
  $100,000 to $249,999                   2.50%                  2.56%           2.50%
  $250,000 to $499,999                   1.50%                  1.52%           1.50%
  $500,000 to $999,999                   1.00%                  1.01%           1.00%
  $1 million and
   above(1)                               None                   None            None

1                       IF YOU INVEST $1 MILLION OR MORE, YOU CAN BUY ONLY CLASS A
                        SHARES.

    To satisfy the purchase amounts above, you can:

     --    Invest with an eligible group of related investors

     -- Buy the Class A shares of two or more Prudential mutual funds at the same time

     -- Use your RIGHTS OF ACCUMULATION, which allow you to combine the value of Prudential mutual fund shares you already own with the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent if you qualify for Rights of Accumulation)

     -- Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Series and other Prudential mutual funds within 13 months.

    The Distributor may reallow Class A's sales charge to dealers.

MUTUAL FUND PROGRAMS. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments
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24  PENNSYLVANIA SERIES                                    [ICON] (800) 225-1852

HOW TO BUY, SELL AND
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Advisory Group relating to:

     -- Mutual Fund "wrap" or asset allocation programs where the sponsor places Series trades and charges its clients a management, consulting or other fee for its services, or

     -- Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Other investors pay no sales charges, including certain officers, employees or agents of Prudential and its affiliates, the Prudential mutual funds, the subadvisers of the Prudential mutual funds and clients of brokers that have entered into a selected dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge--Class A Shares."

WAIVING CLASS C'S INITIAL SALES CHARGE
INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated or one of its affiliates. These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must do one of the following:

     --    Purchase your shares through an account at Prudential Securities

     -- Purchase your shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation, or

     --    Purchase your shares through another broker.
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HOW TO BUY, SELL AND
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    The waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker. The Transfer Agent may require any supporting documents it considers appropriate.

    In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, switching to Class A shares lowers your Series expenses.
    When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B shares."
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26  PENNSYLVANIA SERIES                                    [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
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STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY
The price you pay for each share of the Series is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation: it's the total value of the fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. Most national newspapers report the NAVs of most mutual funds, which allows investors to check the price of mutual funds daily.
    We determine the NAV of our shares once each business day at 4:15 p.m. New York time on days that the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed on national holidays and Good Friday. We do not determine NAV with respect to the Series on days when we have not received any orders to purchase, sell, or exchange the Series' shares, or when changes in the value of the Series' portfolio do not materially affect the NAV.

WHAT PRICE WILL YOU PAY FOR SHARES OF THE SERIES?
For Class A and Class C shares, you'll pay the public offering price, which is NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

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MUTUAL FUND SHARES
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds City ABC bonds in its portfolio and the price of City ABC bonds goes up while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.
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HOW TO BUY, SELL AND
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STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Series shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Series Distributions and Tax Issues" section, the Series pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Series at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 15015
NEW BRUNSWICK, NJ 08906-5015

AUTOMATIC INVESTMENT PLAN. You can make regular purchases of the Series for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

THE PRUTECTOR PROGRAM. Optional group term life insurance--which protects the value of your Prudential mutual fund investment for your beneficiaries against market declines--is available to investors who purchase their shares through Prudential. This insurance is subject to various restrictions and charges and is not available in all states.

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available that will provide you with monthly or quarterly checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC.

REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about your Series. To reduce the Series' expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.
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28  PENNSYLVANIA SERIES                                    [ICON] (800) 225-1852

HOW TO BUY, SELL AND
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------------------------------------------------

HOW TO SELL YOUR SHARES
You can sell your shares of the Series for cash (in the form of a check) at any time, subject to certain restrictions.
    When you sell shares of the Series--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, he must receive your order to sell by 4:15 p.m. New York time to process the sale on that day. Otherwise, contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

    Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES
There are certain times when you may not be able to sell shares of the Series, or when we may delay paying you the proceeds from a sale. This may happen during unusual market conditions or emergencies when the Series can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."
    If you are selling more than $100,000 of shares, you want the check sent to someone or some place that is not in our records or you are a business trust and you hold shares directly with the Transfer Agent, you will need to have the signature on your sell order guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer or credit union. For more information, see the SAI, "Purchase,
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HOW TO BUY, SELL AND
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Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGE (CDSC)
If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase, you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell your shares in the following order:

     -- Amounts representing shares you purchased with reinvested dividends and distributions

     -- Amounts representing the increase in NAV above the total amount of payments for shares made during the past six years for Class B shares and 18 months for Class C shares (one year for Class C shares purchased before November 2, 1998)

     -- Amounts representing the cost of shares held beyond the CDSC period (six years for Class B shares and 18 months for Class C shares)

    Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.
    Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.
    As we noted in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth, and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 18 months of purchase. For both Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.
    The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase,
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30  PENNSYLVANIA SERIES                                    [ICON] (800) 225-1852

HOW TO BUY, SELL AND
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excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:

     -- After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares owned in joint tenancy (with rights of survivorship), provided the shares were purchased before the death or disability

     --    On certain sales from a Systematic Withdrawal Plan.

    For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charge--Class B shares."

REDEMPTION IN KIND
If the sales of Series shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Series' net assets, we can then give you securities from the Series' portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Series' expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the Series without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer
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HOW TO BUY, SELL AND
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Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

HOW TO EXCHANGE YOUR SHARES
You can exchange your shares of the Series for shares of the same class in certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Series for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B or Class C shares. Class B and C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.
    If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010
    There is no sales charge for such exchanges. However, if you exchange--and then sell--Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding periods for CDSC liability.
    Remember, as we explained in the section entitled "Series Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."
-------------------------------------------------------------------
32  PENNSYLVANIA SERIES                                    [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

    If you own Class B or Class C shares and qualify to purchase Class A shares without paying an initial sales charge, we will automatically exchange your Class B or Class C shares which are not subject to a CDSC for Class A shares. We make such exchanges on a quarterly basis if you qualify for this exchange privilege. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.

FREQUENT TRADING
Frequent trading of the Series' shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Series' investments. When market timing occurs, the Series may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Series' performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Series will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Series by any person, group or commonly controlled account. The Fund may notify a market timer of rejection of an exchange or purchase order after the day the order is placed. If the Fund allows a market timer to trade Series shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
-------------------------------------

The financial highlights will help you evaluate financial performance of the Series. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Series, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.
    Review each chart with the financial statements and report of independent accountants, which appear in the SAI and are available upon request. Additional performance information for each share class is contained in the annual report, which you can receive at no charge.
-------------------------------------------------------------------
34  PENNSYLVANIA SERIES                                    [ICON] (800) 225-1852

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS A SHARES
The financial highlights for the three years ended August 31, 1999 were audited
by                      LLP, independent accountants, and the financial
highlights for the two years ended August 31, 1996 were audited by other independent auditors, whose reports were unqualified.

CLASS A SHARES (FISCAL PERIOD ENDED 8-31)

-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE         1999            1998            1997            1996            1995
-----------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF
  YEAR                                        $--          $10.73          $10.49          $10.55          $10.42
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income                         --             .57             .59(3)           .59(3)           .60(3)
 Net realized and unrealized gain
  (loss) on investment
  transactions                                 --             .21             .33            (.06)            .13
 TOTAL FROM INVESTMENT OPERATIONS              --             .78             .92             .53             .73
-----------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                                       --            (.57)           (.59)           (.59)           (.60)
 Distributions in excess of
  investment income                            --              --(1)            --(1)            --            --
 Distributions from net realized
  gains                                        --            (.02)           (.09)             --              --
 TOTAL DISTRIBUTIONS                           --            (.59)           (.68)           (.59)           (.60)
 NET ASSET VALUE, END OF YEAR                 $--          $10.92          $10.73          $10.49          $10.55
 TOTAL RETURN(2)                              --%           7.55%           9.01%           5.08%           7.35%
---------------------------------
-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                1999            1998            1997            1996            1995
-----------------------------------------------------------------------------------------------------------------
---------------------------------
 NET ASSETS, END OF YEAR (000)                $--         $97,794         $89,604         $69,659         $50,696
 AVERAGE NET ASSETS (000)                     $--         $96,053         $83,552         $59,995         $30,092
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  fees                                        --%            .77%            .72%(3)          .75%(3)          .80%(3)
 Expenses, excluding distribution
  fees                                        --%            .67%            .62%(3)          .65%(3)          .70%(3)
 Net investment income                        --%           5.26%           5.60%(3)         5.56%(3)         5.76%(3)
 Portfolio turnover                           --%             13%             21%             26%             19%
---------------------------------

1                       LESS THAN $.005 PER SHARE.
2                       TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER
                        DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES
                        CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON
                        THE FIRST DAY AND ARE SOLD ON THE LAST DAY OF EACH PERIOD
                        REPORTED.
3                       NET OF MANAGEMENT FEE WAIVER.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS B SHARES
The financial highlights for the three years ended August 31, 1999 were audited
by                      LLP, independent accountants, and the financial
highlights for the two years ended August 31, 1996 were audited by other independent auditors, whose reports were unqualified.

CLASS B SHARES (FISCAL YEAR ENDED 8-31)

-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE         1999            1998            1997            1996            1995
-----------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF
  YEAR                                        $--          $10.72          $10.49          $10.55          $10.42
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income                         --             .53             .55(3)           .55(3)           .56(3)
 Net realized and unrealized gain
  (loss) on investment
  transactions                                 --             .22             .32            (.06)            .13
 TOTAL FROM INVESTMENT OPERATIONS              --             .75             .87             .49             .69
-----------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                                       --            (.53)           (.55)           (.55)           (.56)
 Distributions in excess of
  investment income                            --              --(1)            --(1)            --            --
 Distributions from net realized
  gains                                        --            (.02)           (.09)             --              --
 TOTAL DISTRIBUTIONS                           --            (.55)           (.64)           (.55)           (.56)
 NET ASSET VALUE, END OF YEAR                 $--          $10.92          $10.72          $10.49          $10.55
 TOTAL RETURN(2)                              --%           7.13%           8.58%           4.66%           6.92%
---------------------------------
-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                1999            1998            1997            1996            1995
-----------------------------------------------------------------------------------------------------------------
---------------------------------
 NET ASSETS, END OF YEAR (000)                $--        $117,678        $135,275        $167,809        $202,633
 AVERAGE NET ASSETS (000)                     $--        $125,306        $148,394        $189,902        $223,082
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  fees                                        --%           1.17%           1.12%(3)         1.15%(3)         1.17%(3)
 Expenses, excluding distribution
  fees                                        --%            .67%            .62%(3)          .65%(3)          .67%(3)
 Net investment income                        --%           4.87%           5.20%(3)         5.16%(3)         5.44%(3)
 Portfolio turnover                           --%             13%             21%             26%             19%
---------------------------------

1                       LESS THAN $.005 PER SHARE.
2                       TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER
                        DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES
                        CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON
                        THE FIRST DAY AND ARE SOLD ON THE LAST DAY OF EACH PERIOD
                        REPORTED.
3                       NET OF MANAGEMENT FEE WAIVER.

-------------------------------------------------------------------
36  PENNSYLVANIA SERIES                                    [ICON] (800) 225-1852

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS C SHARES
The financial highlights for the three years ended August 31, 1999 were audited
by                      LLP, independent accountants, and the financial
highlights for the two years ended August 31, 1996 were audited by other independent auditors, whose reports were unqualified.

CLASS C SHARES (FISCAL YEAR ENDED 8-31)

-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE                    1999          1998          1997          1996          1995
-------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR                     $--        $10.72        $10.49        $10.55        $10.42
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                   --           .50           .52(3)         .52(3)         .53(3)
 Net realized and unrealized gain (loss) on
  investment transactions                                --           .22           .32          (.06)          .13
 TOTAL FROM INVESTMENT OPERATIONS                        --           .72           .84           .46           .66
-------------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income                    --          (.50)         (.52)         (.52)         (.53)
 Distributions in excess of investment income            --            --(1)          --(1)          --          --
 Distributions from net realized gains                   --          (.02)         (.09)           --            --
 TOTAL DISTRIBUTIONS                                     --          (.52)         (.61)         (.52)         (.53)
 NET ASSET VALUE, END OF YEAR                           $--        $10.92        $10.72        $10.49        $10.55
 TOTAL RETURN(2)                                        --%         6.86%         8.31%         4.41%         6.65%
---------------------------------------------
-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                           1999          1998          1997          1996          1995
-------------------------------------------------------------------------------------------------------------------
---------------------------------------------
 NET ASSETS, END OF YEAR (000)                          $--        $1,113          $471          $829          $336
 AVERAGE NET ASSETS (000)                               $--          $661          $678          $704          $223
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution fees                  --%         1.42%         1.37%(3)       1.40%(3)       1.44%(3)
 Expenses, excluding distribution fees                  --%          .67%          .62%(3)        .65%(3)        .69%(3)
 Net investment income                                  --%         4.60%         4.95%(3)       4.91%(3)       5.14%(3)
 Portfolio turnover                                     --%           13%           21%           26%           19%
---------------------------------------------

1                       LESS THAN $.005 PER SHARE.
2                       TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER
                        DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES
                        CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON
                        THE FIRST DAY AND ARE SOLD ON THE LAST DAY OF EACH PERIOD
                        REPORTED.
3                       NET OF MANAGEMENT FEE WAIVER.

--------------------------------------------------------------------------------

THE PRUDENTIAL MUTUAL FUND FAMILY
-------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or dealer or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
PRUDENTIAL DISTRESSED SECURITIES FUND, INC.
PRUDENTIAL EMERGING GROWTH FUND, INC.
PRUDENTIAL EQUITY FUND, INC.
PRUDENTIAL EQUITY INCOME FUND
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL SMALL-CAP INDEX FUND
  PRUDENTIAL STOCK INDEX FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL JENNISON GROWTH FUND
  PRUDENTIAL JENNISON GROWTH & INCOME FUND
PRUDENTIAL MID-CAP VALUE FUND
PRUDENTIAL REAL ESTATE SECURITIES FUND
PRUDENTIAL SECTOR FUNDS, INC.
  PRUDENTIAL FINANCIAL SERVICES FUND
  PRUDENTIAL HEALTH SCIENCES FUND
  PRUDENTIAL TECHNOLOGY FUND
  PRUDENTIAL UTILITY FUND
PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
PRUDENTIAL SMALL COMPANY VALUE FUND, INC.
PRUDENTIAL TAX-MANAGED EQUITY FUND
PRUDENTIAL 20/20 FOCUS FUND
NICHOLAS-APPLEGATE FUND, INC.
  NICHOLAS-APPLEGATE GROWTH EQUITY FUND
TARGET FUNDS
  LARGE CAPITALIZATION GROWTH FUND
  LARGE CAPITALIZATION VALUE FUND
  SMALL CAPITALIZATION GROWTH FUND
  SMALL CAPITALIZATION VALUE FUND
ASSET ALLOCATION/BALANCED FUNDS
PRUDENTIAL BALANCED FUND
PRUDENTIAL DIVERSIFIED FUNDS
  CONSERVATIVE GROWTH FUND
  MODERATE GROWTH FUND
  HIGH GROWTH FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL ACTIVE BALANCED FUND
GLOBAL FUNDS
GLOBAL STOCK FUNDS
PRUDENTIAL DEVELOPING MARKETS FUND
  PRUDENTIAL DEVELOPING MARKETS EQUITY FUND
  PRUDENTIAL LATIN AMERICA EQUITY FUND
PRUDENTIAL EUROPE GROWTH FUND, INC.
PRUDENTIAL GLOBAL GENESIS FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL EUROPE INDEX FUND
  PRUDENTIAL PACIFIC INDEX FUND
PRUDENTIAL NATURAL RESOURCES FUND, INC.
PRUDENTIAL PACIFIC GROWTH FUND, INC.
PRUDENTIAL WORLD FUND, INC.
  GLOBAL SERIES
  INTERNATIONAL STOCK SERIES
GLOBAL UTILITY FUND, INC.
TARGET FUNDS
  INTERNATIONAL EQUITY FUND

-------------------------------------------------------------------
38  PENNSYLVANIA SERIES                                    [ICON] (800) 225-1852

THE PRUDENTIAL MUTUAL FUND FAMILY
-------------------------------------

GLOBAL BOND FUNDS
PRUDENTIAL GLOBAL LIMITED MATURITY FUND, INC.
  LIMITED MATURITY PORTFOLIO
PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
PRUDENTIAL INTERMEDIATE GLOBAL
  INCOME FUND, INC.
PRUDENTIAL INTERNATIONAL BOND FUND, INC.

BOND FUNDS
TAXABLE BOND FUNDS
PRUDENTIAL DIVERSIFIED BOND FUND, INC.
PRUDENTIAL GOVERNMENT INCOME FUND, INC.
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  SHORT-INTERMEDIATE TERM SERIES
PRUDENTIAL HIGH YIELD FUND, INC.
PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL BOND MARKET INDEX FUND
PRUDENTIAL STRUCTURED MATURITY FUND, INC.
  INCOME PORTFOLIO
TARGET FUNDS
  TOTAL RETURN BOND FUND

TAX-EXEMPT BOND FUNDS
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA SERIES
  CALIFORNIA INCOME SERIES
PRUDENTIAL MUNICIPAL BOND FUND
  HIGH INCOME SERIES
  INSURED SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  FLORIDA SERIES
  MASSACHUSETTS SERIES
  NEW JERSEY SERIES
  NEW YORK SERIES
  NORTH CAROLINA SERIES
  OHIO SERIES
  PENNSYLVANIA SERIES
PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
CASH ACCUMULATION TRUST
  LIQUID ASSETS FUND
  NATIONAL MONEY MARKET FUND
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  MONEY MARKET SERIES
  U.S. TREASURY MONEY MARKET SERIES
PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
  MONEY MARKET SERIES
PRUDENTIAL MONEYMART ASSETS, INC.

TAX-FREE MONEY MARKET FUNDS
PRUDENTIAL TAX-FREE MONEY FUND, INC.
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA MONEY MARKET SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  CONNECTICUT MONEY MARKET SERIES
  MASSACHUSETTS MONEY MARKET SERIES
  NEW JERSEY MONEY MARKET SERIES
  NEW YORK MONEY MARKET SERIES

COMMAND FUNDS
COMMAND MONEY FUND
COMMAND GOVERNMENT FUND
COMMAND TAX-FREE FUND

INSTITUTIONAL MONEY MARKET FUNDS
PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.
  INSTITUTIONAL MONEY MARKET SERIES

--------------------------------------------------------------------------------

APPENDIX A
-------------------------------------

                         DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE

BOND RATINGS
    Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
    Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
    A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.
    Baa: Bonds that are rated Baa are considered as medium grade obligations I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
    Ba: Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
    B: Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
--------------------------------------------------------------------------------

APPENDIX A
------------------------------------------------

    Bonds rated within the Aa, A, Baa, Ba and B categories that Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.
    Caa: Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
    Ca: Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
    C: Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM DEBT RATINGS
Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year.
    P-1: Issuers rated "Prime-1" or "P-1" (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.
    P-2: Issuers rated "Prime-2" or "P-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.
    P-3: Issuers rated "Prime-3" or "P-3" (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.

SHORT-TERM RATINGS
Moody's ratings for tax-exempt notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk.
    MIG 1: Loans bearing the designation MIG 1 are of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.
    MIG 2: Loans bearing the designation MIG 2 are of high quality. Margins of protection are ample although not so large as in the preceding group.
    MIG 3: Loans bearing the designation MIG 3 are of favorable quality. All security elements are accounted for but there is lacking the undeniable
-------------------------------------------------------------------
A-2  PENNSYLVANIA SERIES                                   [ICON] (800) 225-1852

APPENDIX A
------------------------------------------------

strength of the preceding grades.
    MIG 4: Loans bearing the designation MIG 4 are of adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

STANDARD & POOR'S RATINGS GROUP
DEBT RATINGS
    AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
    AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated obligations only in small degree.
    A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.
    BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
    BB, B, CCC, CC AND C: Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighted by large uncertainties or major exposures to adverse conditions.
    D: Debt rated D is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

COMMERCIAL PAPER RATINGS
S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market.
--------------------------------------------------------------------------------

APPENDIX A
------------------------------------------------

    A-1: The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
    A-2: Capacity for timely payment on issues with the designation A-2 is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
    A-3: Issues with the A-3 designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

MUNICIPAL NOTES
A municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in three years or less will likely receive a note rating, while notes maturing beyond three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. Municipal notes are SP-1, SP-2 or SP-3. The designation SP-1 indicates a very strong capacity to pay principal an interest. Those issues determined to possess extremely strong characteristics are given a plus (+) designation. An SP-2 designation indicates a satisfactory capacity to pay principal and interest. An SP-3 designations indicates speculative capacity to pay principal and interest.
-------------------------------------------------------------------
A-4  PENNSYLVANIA SERIES                                   [ICON] (800) 225-1852

FOR MORE INFORMATION:
-------------------------------------

Please read this prospectus before you invest in the Series and keep it for future reference.
For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 15005
NEW BRUNSWICK, NJ 08906-5005
(800) 225-1852
(732) 417-7555
  (if calling from outside the U.S.)

--------------------------------
Outside Brokers Should Contact:
PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC
P.O. BOX 15035
NEW BRUNSWICK, NJ 08906-5035
(800) 778-8769

------------------------------------
Visit Prudential's Web Site At:
http://www.prudential.com

--------------------------------
Additional information about the Series can be obtained without charge and can be found in the following documents:

STATEMENT OF ADDITIONAL
  INFORMATION (SAI)
 (incorporated by reference into this prospectus)

ANNUAL REPORT
  (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance)

SEMI-ANNUAL REPORT

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
By Electronic Request:
publicinfo@sec.gov
  (The SEC charges a fee to copy documents.)

In Person:
Public Reference Room in
Washington, DC
  (For hours of operation, call
  (202)942-8090.)

Via the Internet:
on the EDGAR Database at
http://www.sec.gov

--------------------------------

           CUSIP         Quotron
           Numbers:     Symbols:
Class A:   74435M-87-9
Class B:   74435M-88-7
Class C:   74435M-48-1

Investment Company Act File No:

811-4023

[MF122A]                                       [LOGO] Printed on Recycled Paper

Prudential Municipal Series Fund
--------------------------------


STATEMENT OF ADDITIONAL INFORMATION
DATED DECEMBER   , 1999


----------------------------------------------------------------


Prudential Municipal Series Fund (the Fund) is an open-end, management investment company, or mutual fund, consisting of eleven series--the Connecticut Money Market Series, the Florida Series, the Massachusetts Series, the Massachusetts Money Market Series, the New Jersey Series, the New Jersey Money Market Series, the New York Series, the New York Money Market Series, the North Carolina Series, the Ohio Series and the Pennsylvania Series (collectively, the Series). The objective of each series, other than the Connecticut Money Market Series, the Massachusetts Money Market Series, the New Jersey Money Market Series and the New York Money Market Series (collectively, the money market series), is to seek to provide to shareholders who are residents of the respective state the maximum amount of income that is exempt from federal and applicable state income taxes and, in the case of the New York Series, also New York City income taxes, consistent with the preservation of capital, and, in conjunction therewith, the series may invest in debt securities with the potential for capital gain. The objective of the money market series is to seek to provide the highest level of current income that is exempt from federal and applicable state income taxes and, in the case of the New York Money Market Series, also New York City income taxes, consistent with liquidity and the preservation of capital. There can be no assurance that any series' investment objective will be achieved. See "Description of the Fund, Its Investments and Risks."


The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses of each series of the Fund dated
December  , 1999, copies of which may be obtained from the Fund upon request.


--------------------------------------------------------------------------------

MF117B

                               TABLE OF CONTENTS


                                                                PAGE
                                                              --------
Fund History................................................     B-1
Description of the Fund, Its Investments and Risks..........     B-1
Investment Restrictions.....................................    B-26
Management of the Fund......................................    B-27
Control Persons and Principal Holders of Securities.........    B-31
Investment Advisory and Other Services......................    B-31
Brokerage Allocation and Other Practices....................    B-37
Capital Shares, Other Securities and Organization...........    B-39
Purchase, Redemption and Pricing of Fund Shares.............    B-40
Sharesholder Investment Account.............................    B-49
Net Asset Value.............................................    B-54
Performance Information.....................................    B-55
Taxes, Dividends and Distributions..........................    B-59
  Distributions.............................................    B-59
  Federal Taxation..........................................    B-60
  State Taxation............................................    B-63
Description of Tax-Exempt Security Ratings..................    B-68
Financial Statements........................................      B-
Report of Independent Accountants...........................      B-
Appendix I..................................................     I-1
Appendix II.................................................    II-1
Appendix III................................................   III-1
Appendix IV.................................................    IV-1

                                  FUND HISTORY


IN GENERAL


    Prudential Municipal Series Fund (the Fund) was organized under the laws of Massachusetts on May 18, 1984 as an unincorporated business trust, a form of organization that is commonly known as a Massachusetts business trust. The Fund consists of eleven separate series: the Connecticut Money Market Series, the Florida Series, the Massachusetts Series, the Massachusetts Money Market Series, the New Jersey Series, the New Jersey Money Market Series, the New York Series, the New York Money Market Series, the North Carolina Series, the Ohio Series and the Pennsylvania Series. A separate Prospectus has been prepared for each series. This Statement of Additional Information is applicable to all series.



               DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS



    (a) CLASSIFICATION. The Fund is an open-end management investment company under the Investment Company Act of 1940, as amended (the Investment Company
Act). Each series is diversified except the Florida Series and the money market series, other than the New York Money Market Series.



    (b) AND (c) INVESTMENT STRATEGIES, POLICIES AND RISKS. The investment objective of each series and the principal investment policies and strategies for seeking to achieve the series' objective are set forth in the series' respective Prospectus. This section provides additional information on the principal investment policies and strategies of the series, as well as information on certain non-principal investment policies and strategies. There can be no assurance that any series will achieve its objective or that all income from any series will be exempt from all federal, state or local income taxes.



    Each series of the Fund, other than the money market series, will invest at least 70% of its total assets in "investment grade" tax-exempt securities which on the date of investment are rated within the four highest ratings of Moody's Investors Service (Moody's), currently Aaa, Aa, A, Baa for bonds, MIG 1, MIG 2, MIG 3, MIG 4 for notes, and Prime-1 for commercial paper, of Standard & Poor's Ratings Group (S&P), currently AAA, AA, A, BBB for bonds, SP-1, SP-2 for notes and A-1 for commercial paper or comparable ratings of another nationally recognized statistical rating organization (NRSRO). The Florida Series, Massachusetts Series, New Jersey Series, New York Series, North Carolina Series, Ohio Series and Pennsylvania Series each may invest up to 30% of its total assets in municipal obligations rated below Baa by Moody's or below BBB by S&P or comparable ratings of another NRSRO or, if non-rated, of comparable quality, in the opinion of the Fund's investment adviser, based on its credit analysis. The money market series will invest in securities which, at the time of purchase, have a remaining maturity of thirteen months or less and are rated (or issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, that is comparable in priority and security with the security) in one of the two highest rating categories by at least two NRSRO's assigning a rating to the security or issuer (or, if only one such rating organization assigned a rating, by that rating organization). Each series may invest in tax-exempt securities which are not rated if, based upon a credit analysis by the investment adviser under the supervision of the Trustees, the investment adviser believes that such securities are of comparable quality to other municipal securities that the series may purchase. A description of the ratings is set forth under the headings "Description of Security Ratings" in each series' prospectus (other than the money market series) and "Description of Tax-Exempt Security Ratings" in this Statement of Additional Information. The ratings of Moody's and S&P and other NRSRO's represent the respective opinions of such firms of the qualities of the securities each undertakes to rate and such ratings are general and are not absolute standards of quality. In determining suitability of investment in a particular unrated security, the investment adviser will take into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, credit enhancement by virtue of letter of credit or other financial guaranty deemed suitable by the investment adviser and other general conditions as may be relevant, including comparability to other issuers.


    Under normal market conditions, each series will attempt to invest substantially all and, as a matter of fundamental policy, will invest at least 80% of the value of its assets in securities the interest on which is exempt from state and federal income taxes or the series' assets will be invested so that at least 80% of the income will be exempt from state and federal income taxes, except that, as a matter of fundamental policy, during normal market conditions the Florida Series', the New Jersey Series' and the New Jersey Money Market Series' assets will be invested so that at least 80% of their total assets will be invested in Florida Obligations (as defined in the Florida Series' Prospectus) and New Jersey Obligations (as defined in the New Jersey Series' and the New Jersey Money Market Series' Prospectuses), respectively, and except that, as a matter of fundamental policy, during normal market conditions the Connecticut Money Market Series' and the Massachusetts Money Market Series' assets will be invested so that at least 80% of their total assets will be invested in municipal securities which pay income exempt from federal income taxes. These latter securities primarily will be Connecticut Obligations (as defined in the Connecticut Money Market Series' Prospectus) and Massachusetts Obligations (as defined in the Massachusetts Money Market Series' Prospectus), respectively, unless the investment adviser is unable, due to the unavailability of sufficient or reasonably priced Connecticut Obligations and Massachusetts Obligations, respectively, that also meet the Series' credit quality and average weighted maturity requirements, to purchase Connecticut Obligations and Massachusetts Obligations, respectively. Each series will continuously monitor the 80% tests to ensure that either the asset investment or the income test is met at all times, except for temporary defensive measures during abnormal market conditions.


    As described above, each series except for the Florida Series and the money market series, other than the New York Money Market Series, is classified as a "diversified" investment company under the Investment Company Act. This means that with respect to 75% of these series' assets, (1) no series may invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government obligations) and (2) no series may own more than 10% of the outstanding voting securities of any one issuer. For purposes of calculating these 5% or 10% ownership limitations, the series will consider the ultimate source of revenues supporting each obligation to be a separate issuer. For example, even though a state hospital authority or a state economic development authority might issue obligations on behalf of many different entities, each of the underlying health facilities or economic development projects will be considered as a separate issuer. These investments are also subject to the limitations described in the remainder of this section.


    Since securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities which a series may own so long as, with respect to 75% of the assets of each series other than the Florida Series and the money market series (except for the New York Money Market Series), it does not invest more than 5% of its total assets in the securities of such issuer (except obligations issued or guaranteed by the U.S. Government). As for the other 25% of a series' assets not subject to the limitation described above, there is no limitation on the amount of these assets that may be invested in a minimum number of issuers. Because of the relatively smaller number of issuers of investment-grade tax-exempt securities (or, in the case of the New York Money Market Series, high quality tax-exempt securities) in any one of these states, a series is more likely to use this ability to invest its assets in the securities of a single issuer than is an investment company which invests in a broad range of tax-exempt securities. Such concentration involves an increased risk of loss to a series should the issuer be unable to make interest or principal payments thereon or should the market value of such securities decline.


    From time to time, a series may own the majority of a municipal issue. Such majority-owned holdings may present additional market and credit risks.



    Each series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided: (i) the escrowed securities are "government securities" as defined in the Investment Company Act, (ii) the escrowed securities are irrevocably pledged only to payment of debt service on the refunded bonds, except to the extent there are amounts in excess of funds necessary for such debt service, (iii) principal and interest on the escrowed securities will be sufficient to satisfy all scheduled principal, interest and any premiums on the refunded bonds and a verification report prepared by a party acceptable to an NRSRO, or counsel to the holders of the refunded bonds, so verifies, (iv) the escrow agreement provides that the issuer of the refunded bonds grants and assigns to the escrow agent, for the equal and ratable benefit of the holders of the refunded bonds, an express first lien on, pledge of and perfected security interest in the escrowed securities and the interest income thereon, and (v) the escrow agent had no lien of any type with respect to the escrowed securities for payment of its fees or expenses except to the extent there are excess securities, as described in (ii) above.

    The Fund expects that normally no series will invest 25% or more of its total assets in any one sector of the municipal obligations market.



TAX-EXEMPT SECURITIES


    Tax-exempt securities include notes and bonds issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia, the interest on which is exempt from federal income tax (except for possible application of the alternative minimum tax) and, in certain instances, applicable state or local income and personal property taxes. Such securities are traded primarily in the over-the-counter market.

    For purposes of diversification and concentration under the Investment Company Act, the identification of the issuer of tax-exempt bonds or notes depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the nongovernmental user, the nongovernmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty may be regarded as a separate security and treated as an issue of such guarantor.

    TAX-EXEMPT BONDS. Tax-exempt bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and gas and electric utilities. Tax-exempt bonds also may be issued in connection with the refunding of outstanding obligations, to obtain funds to lend to other public institutions, or for general operating expenses.

    The two principal classifications of tax-exempt bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source.

    Industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide various privately-operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port and parking facilities. The Internal Revenue Code restricts the types of industrial development bonds (IDB's) which qualify to pay interest exempt from federal income tax, and interest on certain IDB's issued after August 7, 1986 is subject to the alternative minimum tax. Although IDB's are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of the principal and interest on IDB's is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

    TAX-EXEMPT NOTES. Tax-exempt notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Tax-exempt notes include:

        1. TAX ANTICIPATION NOTES. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

        2. REVENUE ANTICIPATION NOTES. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Programs.

        3. BOND ANTICIPATION NOTES. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

        4. CONSTRUCTION LOAN NOTES. Construction Loan Notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of Construction Loan Notes, is sometimes provided by a commitment by the Government National Mortgage Association (GNMA) to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan.


    FLOATING RATE AND VARIABLE RATE SECURITIES. Each series may invest in floating rate and variable rate securities, including participation interests therein, subject to the requirements of the amortized cost valuation rule and other requirements of the Securities and Exchange Commission (the Commission) with respect to the money market series. Each series other than money market series may invest in inverse floaters and secondary inverse floaters. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes whenever there is a change in the designated base interest rate. Variable rate securities provide for a specific periodic adjustment in the interest rate based on prevailing market rates and generally would allow the series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the series paid for them.



    An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. A secondary inverse floater is an asset backed security, generally evidenced by a trust or custodial receipt, the interest rate on which moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or interest inversely affect the residual interest rate paid on such instruments. Generally, income from inverse floating rate bonds will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities. To seek to limit the volatility of these securities, a series may, but is not required to, purchase inverse floating obligations with shorter-term maturities or which contain limitations on the extent to which the interest rate may vary. Inverse floaters represent a flexible portfolio management instrument that allows us to vary the degree of investment leverage relatively efficiently under different market conditions. The market for inverse floaters is relatively new.



    Each series may invest in participation interests in variable rate tax-exempt securities (such as certain IDB's) owned by banks. A participation interest gives the series an undivided interest in the tax-exempt security in the proportion that the series' participation interest bears to the total principal amount of the tax-exempt security and generally provides that the holder may demand repurchase within one to seven days. Participation interests frequently are backed by an irrevocable letter of credit or guarantee of a bank that the investment adviser under the supervision of the Trustees has determined meets the prescribed quality standards for the series. A series generally has the right to sell the instrument back to the bank and draw on the letter of credit on demand, on seven days' notice, for all or any part of the series' participation interest in the par value of the tax-exempt security, plus accrued interest. Each series intends to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the tax-exempt security, (2) as needed to provide liquidity in order to meet redemptions or
(3) to maintain a high quality investment portfolio. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid by the issuer on the tax-exempt securities over the negotiated yield at which the instruments were purchased from the bank by a series. The investment adviser will monitor the pricing, quality and liquidity of the variable rate demand instruments held by each series, including the IDB's supported by bank letters of credit or guarantees, on the basis of published financial information, reports of rating agencies and other bank analytical services to which the investment adviser may subscribe. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders.

    TAX-EXEMPT COMMERCIAL PAPER. Issues of tax-exempt commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions and is actively traded.

SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN TAX-EXEMPT SECURITIES


    From time to time, proposals have been introduced to limit the use, or tax and other advantages, of tax-exempt securities which, if enacted, could adversely affect each series' NAV and investment practices. Such proposals could also adversely affect the secondary market for high yield municipal securities, the financial condition of issuers of these securities and the value of outstanding high yield municipal securities. Reevaluation of each series' investment objective and structure might be necessary in the future due to market conditions which may result from future changes in state or federal law.



    Unlike many issues of common and preferred stock and corporate bonds which are traded between brokers acting as agents for their customers on securities exchanges, such securities are customarily purchased from or sold to dealers who are selling or buying for their own account. Most tax-exempt securities are not required to be registered with or qualified for sale by federal or state securities regulators. Since there are large numbers of tax-exempt securities of many different issuers, most issues do not trade on any single day. On the other hand, most issues are always marketable, since a major dealer will normally, on request, bid for any issue, other than obscure ones. Regional municipal securities dealers are frequently more willing to bid on issues of municipalities in their geographic area.



    The structure of the tax-exempt securities market introduces its own element of risk; a seller may find, on occasion, that dealers are unwilling to make bids for certain issues that the seller considers reasonable. If the seller is forced to sell, he or she may realize a capital loss that would not have been necessary in different circumstances. Because the net asset value of a series' shares reflects the degree of willingness of dealers to bid for tax-exempt securities, the price of a series' shares may be subject to greater fluctuation than shares of other investment companies with different investment policies.



    The following is a discussion of the general factors that might influence the ability of the issuers in the various states to repay principal and interest when due on the obligations contained in the portfolio of each series. Such information is derived from sources that are generally available to investors and is believed to be accurate, but has not been independently verified and may not be complete.



    In August 1996, legislation reforming the welfare system was passed by Congress. In essence, it eliminated the federal guarantee of welfare benefits and leaves the determination of eligibility to the states. The federal government will provide block grants to the states for their use in the funding of benefits. Although states are not obligated to absorb any of the reductions, they may choose to do so. The consequences of such generosity may be adverse in the event of an economic downturn or a swelling in the ranks of beneficiaries. If a state feels compelled to offset lost benefits, the net effect is merely a shifting of the burden to the state and may affect its rating over time.



                          [TO BE UPDATED BY AMENDMENT]


  CONNECTICUT

    Connecticut is a highly developed state with one of the highest per capita income levels in the country. Economic difficulties in the late 1980's and early 1990's resulted in severe fiscal stress, culminating in a General Fund deficit of $965 million at the close of fiscal year 1991, and the subsequent issuance of a like amount of Economic Recovery Notes, which were fully repaid prior to the end of 1997. In fiscal year 1992, the State acted to reduce the volatility of its budgetary operations by raising revenues, reducing expenditures and establishing a broader revenue base. Chief among these actions were (i) the implementation of a 4.5% personal income tax and (ii) the broadening of the sales tax base, which was coupled with a decrease in the sales tax rate from 8% to 6%. These actions, along with conservative revenue projections, permitted the State to achieve modest surpluses for fiscal years 1992 through 1997. A portion of such surplus was used to retire some of the outstanding Economic Recovery Notes issued to fund the cumulative deficit of fiscal year 1990-1991. In 1998, a portion of the surplus was used to provide cash rebates of up to $150 to Connecticut property owners.

    The adopted budget for fiscal 1998-99 anticipates unrestricted General Fund revenues of $9,496.0 million and General Fund expenditures of $9,495.9 million, resulting in a projected surplus of $0.1 million. The State Comptroller's General Fund financial statements released July 15, 1998, however, estimate an operating surplus for fiscal year 1997-98 of $22.8 million.

    The adopted budget reflects the implementation of significant tax changes in 1997 aimed at increasing overall disposable income and encouraging economic expansion in the State. An additional phase down in the personal income tax rate was enacted in 1997, pursuant to which the tax rate on the first $15,000 of taxable income for joint filers is dropped 33% from 4.5% to 3% for the income year commencing January 1, 1998. To improve the business climate in the State and stimulate long-term job growth, legislation was also enacted to reduce Connecticut's corporate tax rate from the rate of 11.25% in 1995 to 7.5% by January 1, 2000 and to phase out corporate level tax on S corporations by the year 2001.

  FLORIDA


    In 1980, Florida ranked seventh in population among the fifty states, having a population of 9.7 million people. The State has grown dramatically since 1980 and, as of April 1, 1997, Florida ranked fourth in the nation, with an estimated population of 14.7 million. The service and trade sectors constitute Florida's largest employment sectors, with services currently accounting for 34.9% and trade accounting for 25.6% of the State's total non-farm employment. Florida's manufacturing jobs exist in the high-tech and high value-added sectors, such as electrical and electronic equipment, as well as printing and publishing. The non-farm job creation rate for the State is almost twice that of the nation's as a whole. Florida's unemployment rate tracked below that of the nation's throughout the 1980's. Beginning with the recession in the early 1990's, the trend reversed. Since 1995, Florida's unemployment rate has again been below or about the same as the nation's average. In 1997, Florida's unemployment rate was 4.8%, while the nation's was 4.9%.


    South Florida, because of its location and involvement with foreign trade, tourism and investment capital, is particularly susceptible to international trade and currency imbalances and economic dislocations in Central and South America. The central and northern portions of the State are affected by problems in the agricultural sector, particularly in the citrus and sugar industries. Short-term adverse economic conditions may be experienced by the central and northern section of Florida, and in the State as a whole, due to crop failures, severe weather conditions such as hurricanes or other agriculture-related problems. In addition, the State economy has historically been somewhat dependent on the tourism and construction industries and is therefore sensitive to trends in those sectors.

    Under the State Constitution and applicable statutes, the State budget as a whole, and each separate fund within the State budget, must be kept in balance from currently available revenues during each State fiscal year. Estimated General Revenue plus Working Capital and Budget Stabilization funds available total $18,469.8 million for 1997-1998, an increase of 10.3% over revenues for 1996-1997. Estimated Revenue of $16,877.6 million for fiscal 1997-1998 represents an increase of 7.2% over 1996-1997.

    Pursuant to a constitutional amendment which was ratified by the voters on November 8, 1994, the rate of growth in state revenues in a given fiscal year is limited to no more than the average annual growth rate in Florida personal income over the previous five years. Revenues collected in excess of the limitation are to be deposited into the Budget Stabilization Fund unless 2/3 of the members of both houses of the Legislature vote to raise the limit. The revenue limit is determined by multiplying the average annual growth rate in Florida personal income over the previous five years by the maximum amount of revenue permitted under the cap for the previous year. State revenues are defined as taxes, licenses, fees and charges for services imposed by the Legislature as well as revenue from the sale of lottery tickets. Included among the categories of revenues which are exempt from the proposed revenue limitation are revenues pledged to State Bonds.

    Many factors, including national, economic, social and environmental policies and conditions, most of which are not within the control of the State or local government, could affect or adversely impact on the State's financial condition.


  MASSACHUSETTS


    Massachusetts is an urban, densely populated, and wealthy state with a fully developed industrial economy. Massachusetts' industrial economy has experienced a significant evolution, shifting from textiles, leather products and heavy manufacturing into high technology and defense-related sectors, with concomitant growth in services, trade, mutual funds and communications related industries. In September 1998, the unemployment rate was 3.3%, well and below the national rate of 4.6%.

    The most recent recession had serious adverse effects on Massachusetts' financial operations and led to a massive accumulated deficit of $1.45 billion at the close of fiscal 1990. In order to regain fiscal solvency, the Commonwealth sold a total of $1.4 billion in dedicated tax bonds secured by a portion of the Commonwealth's income tax proceeds as well as the full faith and credit general obligation pledge of the Commonwealth. In addition, since 1990, Massachusetts has adopted more conservative revenue forecasting procedures and has moderated spending growth, resulting in the achievement of budget surpluses each year from 1992-1997. Through June, fiscal 1998 tax collections totaled approximately $14.026 billion, an increase of approximately $1.161 billion, or 9.0%, over fiscal 1997. The fiscal 1999 budget provides for total appropriations of approximately $19.06 billion.

    Proposition 2 1/2 is a property tax limitation initiative passed by Massachusetts voters in 1980. In general, Proposition 2 1/2 constrains the ability of cities and towns to raise property tax revenues. As property taxes are the only local source of revenue available, such tax limitation may lead to adverse financial consequences for some municipalities. Under
Proposition 2 1/2, many cities and towns were required to reduce their property tax levies to a stated percentage of the full and fair cash value of their taxable real estate and personal property. The Proposition limited the amount by which the total property taxes assessed by all cities and towns may increase from year to year. Many communities have responded to the limitations of Proposition 2 1/2 through statutorily permitted overrides and exclusions. Although Proposition 2 1/2 will continue to constrain local property tax revenues, significant capacity exists for overrides in nearly all cities and towns.


  NEW JERSEY


    New Jersey has a highly diversified economy. While once heavily dependent upon manufacturing, New Jersey's economy is now increasingly based on trade and services. The State fully participated in the national economic recovery and did not experience the brunt of the Northeast recession until much later than many other states. Although the early 1990's recession affected the New Jersey economy, the State's per capita income remains the second highest in the United States. The State's unemployment rate as of August 1998 was 4.8 percent, down from 5.4 percent during the same period last year, but still higher than the 4.5 percent national rate.

    The principal sources of State revenue are sales, corporate and personal income taxes. The Constitution of the State prohibits the expenditure of funds in excess of the State's revenues and reserves. Since the Constitution was adopted in 1947, New Jersey has always had a positive undesignated fund balance in its general fund at the end of the year.

    The favorable economy in New Jersey has been producing strong revenue growth. New Jersey estimates finishing fiscal year 1998 with total revenue of $16.9 billion, $610 million more than anticipated when revenues were certified by the Governor in June 1997. The three largest taxes, gross income, sales and use, and corporate business, account for 67 percent of total revenue and are forecasted to yield $11.4 billion, an increase of $507 million from that estimated in June 1997. Revenues for fiscal 1999 are expected to increase more modestly as the national economy slows to more sustainable long-run growth levels.

    For the last six fiscal years, the State has used non-recurring revenues and expenditure deferrals to balance its budget. The estimated undesignated balances was $1.1 billion for the end of fiscal year 1998 budget. The

1999 budget includes appropriations totalling $18.1 billion, up $1.1 billion or 6 percent from fiscal year 1998. The State anticipates revenues of $17.7 billion in fiscal 1999 and a structural deficit of less than $400 million. The structural deficit has been decreasing since fiscal 1994, when it was $1.586 billion.

    As of August 1998, two major bond rating services, Moody's and Fitch, each had rated New Jersey general obligation bonds Aa1 and AA+, respectively. In September 1998, Moody's upgraded from "negative" to "stable" its outlook of New Jersey's general creditworthiness, in part because the State Supreme Court did not order a massive increase in school funding earlier in 1998.

  NEW YORK

    New York State is the third most populous state in the nation (behind California and Texas) and has a relatively high level of personal wealth and a diverse economy. A declining proportion of the State's work force is engaged in manufacturing and an increasing proportion of its work force is engaged in service industries. This transition reflects a national trend.

    A nation-wide recession affected the State's 1990-1991 fiscal year and was followed by a period of weak economic growth during the 1991 and 1992 calendar years. In 1993, the economy grew faster than in 1992, but at a very modest rate as compared to other recoveries. Personal income in 1994, 1995, 1996 and 1997 showed percentage changes of 4%, 4.8%, 4.6% and 5.7%, respectively, and the unemployment rate during those years showed percentage changes of 6.9%, 6.3%, 6.2% and 6.4%, respectively, according to the Update to the Annual Information Statement of the State of New York, dated August 3, 1998 (AIS Update). Although personal income and wages continue to exceed national averages, the State's rate of job growth from 1992 to 1997 ranked 48th in the United States and the State's unemployment rate was above the national average for each of the years during the same period, according to the September 1997 Comptroller's Report on the financial condition of New York State. The growth in personal income is projected to decline from 5.7% in 1997 to 4.8% in 1998 and 4.2% in 1999, in part because the growth in bonus payments is expected to slow down, according to the State Division of the Budget. The AIS Update states that overall employment growth is expected to be 1.9% in 1998, the strongest in the decade, but will probably drop to 1% in 1999. The unemployment rate is projected to drop from 6.4% in 1997 to 5.8% in 1998 and 5.7% in 1999.

    The State General Fund accumulated deficit for the fiscal years ended March 31, 1995 and 1996 was $3.3 billion and $2.9 billion, respectively, (The State's General Fund includes most tax receipts and supports most major categories of spending.) According to a report by the State Comptroller, the General Fund reported a $1.9 billion GAAP basis operating surplus for the 1997 fiscal year end. The 1998 fiscal year ended with a combined Governmental Funds operating surplus of $1.8 billion, which included an operating surplus in the General Fund of $1.56 billion, according to the AIS Update. As a result, the State has an accumulated surplus (of $567 million) in the General Fund for the first time since it began reporting its operations on a GAAP basis. The 1998 fiscal year end operating surplus is due in part to higher personal income tax receipts which reflect strong employment and wage growth and strong performance by the financial markets during 1997. In addition, for the fiscal year ended 1998, the AIS Update states that the Special Revenue Funds reported an operating surplus of $49 million, the Debt Service Funds reported an operating deficit of $43 million and the Capital Projects Funds reported an operating surplus of $232 million. In 1998, expenditures increased $137 million (0.4%) from the 1997 fiscal year end, with the largest increases occurring in State aid for education and social services spending.

    According to the Comptroller, the 1988-1999 budget projections show a $761 million surplus and in fact will likely exceed $1 billion by fiscal year end 1999, due to strong personal income tax collections. Much of the 1998 fiscal year end cash surplus is reserved for future requirements, but a portion is being used to meet spending needs in 1998-1999. Thus, according to the AIS Update, the State expects some deterioration in its GAAP position, but expects to maintain a positive GAAP balance through the end of the current fiscal year.

  NORTH CAROLINA

    The following discussion regarding the financial condition of the North Carolina State government may not be relevant to general obligation or revenue bonds issued by political subdivisions of the State. Such information, and the following discussion regarding the economy of the State, are included for the purpose of providing information about general economic conditions that may or may not affect issuers of North Carolina obligations.

    The population, labor force, per capita income and North Carolina economy have experienced general growth over the past 25 years. During the period from 1970 to 1980 the State increased from the twelfth to the tenth most populous state in the nation. The population grew by approximately 13% from 1980 to 1990 (to 6,656,810 persons), with the State maintaining its ranking as tenth most populous state. According to State figures, the population as of July 1998 was 7,544,360, an increase of 13% from the 1990 census figure. Notwithstanding its rank in population size, North Carolina is primarily a rural state, having only six municipalities with populations in excess of 100,000. During the period 1980 to 1996, the State labor force grew about 33% (from 2,855,200 to 3,796,200). Unemployment in the past several years has been below the national average. Per capita income during the period 1985 to 1996 grew from $11,870 to $22,010, an increase of 85.4%.

    The current economic profile of the State consists of a combination of industry, agriculture and tourism. As of July 1997 the State ranked tenth nationally in non-agricultural employment and eighth in manufacturing employment. In 1995, the State's gross agricultural income of nearly $8.0 billion placed it eighth in the nation in gross agricultural income. In 1997, more than $10.1 billion was spent on tourism in the State, an amount that exceeded gross agricultural income.

    The labor force has undergone significant change during recent years as the State has moved from an agricultural to a service and goods producing economy. Those persons displaced by farm mechanization and farm consolidations have, in large measure, sought and found employment in other pursuits. Due to the wide dispersion of non-agricultural employment, the people have been able to maintain, to a large extent, their rural habitation practices.

    The diversity of agriculture in North Carolina and a continuing push in marketing efforts have protected farm income from some of the wide variations that have been experienced in other states where most of the agricultural economy is dependent on a small number of agricultural commodities. North Carolina is the third most diversified agricultural state in the nation. The poultry industry is now the leading source of gross agricultural income at 29%, and the pork industry provides over 22% of the total agricultural income. Although the number of farms has been decreasing (about 20% in ten years), a strong agribusiness sector supports farmers with farm inputs (fertilizer, insecticide, pesticide and farm machinery) and processing of commodities produced by farmers (vegetable canning and cigarette manufacturing).

    The State constitution requires a balanced state budget. The general economic recession of the late 1980's and early 1990's, and particularly the reduced level of state tax revenue that resulted, caused the State to expend nearly all of its retained surplus and to impose new taxes and expenditure reductions in order to avoid a budget deficit. The State's actions helped maintain a favorable rating for the State's debt obligations, although rating agencies expressed concern about the effect, in the long term, of reductions in infrastructure, evaluation and social development project spending that were effected by the budget measures. North Carolina, like the nation generally, has experienced economic recovery during the 1990's. In the 1996-97 Budget prepared by the Office of the State Budget and Management, it was projected that General Fund Net Revenues, adjusted for all revenue law changes, would increase 3% over 1995-96. In fact, actual General Fund net revenues for 1996-97 increased 8.3% over 1995-96. This increase resulted primarily from growth in the North Carolina economy which resulted in increased personal and corporate income tax receipts. The General Fund balance was approximately $292.2 million and the reserved balance of the General Fund was approximately $880.8 million.

    In 1995 the General Assembly reviewed several tax measures and repealed the state tax on intangibles. In addition, in the 1996 session the legislature reduced the corporate income tax rate from 7.75% to 6.9% (phased in over four years) and reduced the food tax from 4% to 3%. It is unclear what effect these developments at the State level might have on the value of the obligations in the North Carolina Trust.

    The State is involved in certain litigation; however, none of the cases, in the reported opinion of the Department of the Treasurer, would have a material adverse effect on the State's ability to meet its obligations.

  OHIO


    Generally, the creditworthiness of Ohio obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.



    There may be specific factors that at particular times apply in connection with investment in particular Ohio obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.


    While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 16% of total employment in agribusiness.

    In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. However, for the last seven years the State rates were below the national rates (4.6% versus 4.9% in 1997). The unemployment rate and its effects vary among geographic areas of the State.

    The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. Those procedures included general and selected reductions in appropriations spending.

    The GRF appropriations act for the 1998-99 biennium was passed on June 25, 1997 and promptly signed (after selective vetoes) by the Governor. All necessary GRF appropriations for State debt service and lease rental payments then projected for the biennium were included in that act.

    The State's incurrence or assumption of debt without a vote of the people is, with limited exceptions, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. ( An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)

    By fourteen constitutional amendments approved from 1921 to date (the latest adopted in 1995) Ohio voters authorized the incurrence of State debt and the pledge of taxes or excises to its payment. At September 17, 1998, $1.12 billion (excluding certain highway bonds payable primarily from highway use receipts) of this debt was outstanding. The only such State debt at that date still authorized to be incurred were portions of the highway bonds, and the following:
(a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($26.7 million outstanding); (b) $240 million of obligations previously authorized for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year (over $1 billion outstanding or awaiting delivery); and (c) up to $200 million in general obligation bonds for parks, recreation and natural resource purposes which may be outstanding at any one time ($88.6 million outstanding, with no more than $50 million to be issued in any one year).

    State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.

    Local school districts in Ohio receive a major portion (state-wide aggregate approximately 44% in recent years) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 119 districts (as of September 17, 1998) from voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, has been pending questioning the constitutionality of Ohio's system of school funding. The Ohio Supreme Court has concluded that aspects of the system (including basic operating assistance and the loan program referred to below) are unconstitutional, and ordered the State to provide for and fund a system complying with the Ohio Constitution, staying its order to permit time for responsive corrective actions. The parties await eventual trail court decision on the adequacy of steps taken to date by the State to enhance school funding consistent with the Supreme Court decision. A small number of the State's
612 local school districts have in any year required special assistance to avoid year-end deficits. A program has provided for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. Recent borrowings under this program totalled $71.1 million for 29 districts in FY 1995 (including $29.5 million for one), $87.2 million for 20 districts in FY 1996 (including $42.1 million for one), and $113.2 million for 12 districts in FY 1997 (including $90 million to one for restructuring its prior loans), and $23.4 million for 10 districts in FY 1998.

    For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Since inception for municipalities in 1979, these "fiscal emergency" procedures have been applied to 25 cities and villages; for 18 of them the fiscal situation was resolved and the procedures terminated (one village and three cities are in preliminary "fiscal watch" status). As of September 17, 1998, the 1996 school district "fiscal emergency" provision was applied to six districts, and ten were on preliminary "fiscal watch" status.

    At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

    The incurrence or assumption of debt by the State without a popular vote is, with limited exceptions, prohibited by current provisions of the State Constitution. The State may incur debt to cover casual deficits, failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000 plus debt incurred to repel invasion, suppress insurrection, or defend the State in war. The State is expressly precluded from assuming any local government debt or corporation debt, except for debt incurred to repel invasion, suppress insurrection, or defend the State in war.

    Although the State's revenue obligations or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that economic difficulties and the resulting impact on State and local governmental finances will not adversely affect the market value of municipal obligations held in the portfolio of the Ohio Series or the ability of the respective obligors to make required payments on or leases relating to such obligations.

  PENNSYLVANIA

    The Commonwealth of Pennsylvania is one of the most populous states, ranking fifth behind California, New York, Texas and Florida. Pennsylvania has been historically identified as a heavy industry state, although, due to the decline of the steel, coal and railroad industries over the last thirty years, the Commonwealth's business environment has readjusted to reflect a more diversified industrial base. Currently, the major sources of growth in Pennsylvania are in the service sector, which includes trade, medical, and health services, education and financial institutions. Pennsylvania's 5.9 million work force ranks as the sixth largest labor pool in the nation.

    Many different social, environmental and economic factors may affect the financial condition of Pennsylvania and its political subdivisions. From time to time Pennsylvania and certain of its political subdivisions have encountered financial difficulties which have adversely affected their respective credit standings. Other factors which may negatively effect economic conditions in Pennsylvania include adverse changes in employment rates, federal revenue sharing or laws with respect to tax-exempt financing.

    The Commonwealth uses the fund method of accounting. The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all bonded indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

    The period from fiscal year 1993 through fiscal 1997 was a time of steady, modest economic growth and low rates of inflation. These economic conditions, together with tax reductions in the several years following the tax rate increases and tax base expansions enacted in fiscal 1991 for the General Fund, produced tax revenue gains averaging 4.1% per year during the period. Total revenues during this same period increased at a 4.7% average rate. Expenditures and other uses during the fiscal 1993 through fiscal 1997 period rose at a 3.8% rate, led by an average 13.8% annual increase for protection of persons and property program costs. The fund balance at June 30, 1997 totaled $1,364.9 million, a $729.7 million increase over the $635.2 million balance at June 30, 1996.

    Operations during the 1998 fiscal year increased the unappropriated balance of Commonwealth revenues during that period by $86.4 million to $488.7 million at June 30, 1998 (prior to reserves for transfer to the Tax Stabilization Reserve Fund). Higher than estimated revenues, offset in part by increased reserves for tax refunds, and slightly lower expenditures than budgeted were responsible for the increase. Commonwealth revenues (prior to tax refunds) during the fiscal year totaled $18,123.2 million, $676.1 million (3.9%) above the estimate made at the time the budget was enacted. Expenditures from all fiscal 1998 appropriations of Commonwealth revenues totaled $17,229.8 million (excluding pooled financing expenditures and net of current year lapses). This amount represents an increase of 4.5% over fiscal 1997 appropriation expenditures.

    The budget for fiscal 1999 was enacted in April 1998 at which time the official revenue estimate for the 1999 fiscal year was established at $18,456.6 million. Only Commonwealth funds are included in the official revenue estimate. The official revenue estimate is based on an economic forecast for national gross domestic product, on a year-over-year basis, to slow from an estimated annualized 3.9% rate in the fourth quarter of 1997 to a projected 1.8% annualized growth rate by the second quarter of 1999. The forecast of slowing economic activity is based on the expectation that consumers will reduce their pace of spending, particularly on motor vehicles, housing and other durable goods. Business is also expected to trim its spending on fixed investments. Foreign demand for domestic goods is expected to decline in reaction to economic difficulties in Asia and Latin America, while an economic recovery in Europe is expected to proceed slowly. The underlying growth rate, excluding any effect of scheduled or proposed tax changes, for the General Fund fiscal 1999 official revenue estimate is 3.0% over actual fiscal 1998 revenues. When adjusted to include the estimated effect of enacted tax changes, fiscal 1999 Commonwealth revenues are projected to increase by 1.66% over actual Commonwealth revenues for fiscal 1998. Tax reductions anticipated to be included in the enacted 1999 fiscal year budget totaled an estimated $241.0 million for fiscal 1999.

    The Commonwealth's government funds receive over 57% of their revenues from taxes levied by the Commonwealth. Interest earnings, licenses and fees, lottery tickets, liquor store profits, miscellaneous revenues, augmentations, and federal government grants supply the balance of the receipts to these funds. The major sources for the General Fund of the Commonwealth are the sales tax, the personal income tax and the corporate net income tax.

    The current constitutional provisions relating to Commonwealth debt permit the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate approved debt,
(iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenue of the preceding five fiscal years, and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts. Outstanding general obligation debt totaled $4,724.5 million at June 30, 1998, a decrease of $70.6 million from June 30, 1997.

    Other state-related obligations include "moral obligations." Moral obligation indebtedness may be issued by the Pennsylvania housing financing agency, a state-created agency which provides financing for housing for lower and moderate income families, and the Hospitals and Higher Education Facilities Authority of Philadelphia, a municipal authority organized by the City of Philadelphia to, among other things, acquire and prepare various sites for use as intermediate care facilities for the mentally retarded.

    The Commonwealth, through several of its departments and agencies, has entered into various agreements to lease, as lessee, certain real property and equipment, and to make lease payments for the use of such property and equipment. Some of these leases and their respective lease payments are, with the Commonwealth's approval, pledged as security for debt obligations issued by certain public authorities or other entities within the state.

    In addition, certain Commonwealth-created organizations are authorized by statute to issue debt for which Commonwealth appropriations to pay debt service thereon are not required. The debt of these agencies is funded by the assets of, or revenues derived from, the various projects financed and is not a statutory or moral obligation of the Commonwealth. Some of these agencies, however, are indirectly dependent on Commonwealth operating appropriations. The Commonwealth also maintains pension plans covering state employees, public school employees and employees of certain state-related organizations.

    Pennsylvania's annual average unemployment rate was below the national average from 1986 until 1990. Slower economic growth caused the unemployment rate to rise in 1991 and 1992. However, the resumption of faster economic growth resulted in a decrease in the Commonwealth's unemployment rate in 1993. In 1994 and 1995, Pennsylvania's annual average unemployment rate was below the middle Atlantic region's average, but slightly higher than that of the United States. In June 1998, the Pennsylvania unemployment rate was slightly below that of the United States. For 1997, per capita income in Pennsylvania was slightly above the per capita income in the United States.

    Pennsylvania municipalities and school districts are, with certain limitations, authorized to impose a variety of taxes. The real estate tax is the only tax authorized by law to be levied by all classes of local government in the state. Thus, property owners pay real estate taxes to three independent authorities--the county, the municipality and the school district. It is the leading local revenue producer in Pennsylvania.

    The Local Tax Enabling Act applicable to almost all political subdivisions in Pennsylvania, gives local governments (other than counties) and school districts in Pennsylvania a broad range of non-real estate tax sources. The taxes commonly in use include the earned income or wage tax, per capita taxes, occupation taxes, occupational privilege taxes, real estate transfer taxes, amusement and admission taxes and business gross receipts taxes (although the authority of political subdivisions to impose new business gross receipts taxes is limited). Counties are also permitted to impose intangible personal property taxes (although the constitutional validity of such taxes is presently the subject of litigation and no counties presently impose such taxes).

    In addition, the City and School District of Philadelphia have separate taxing authority to impose a variety of business taxes, wage taxes, income and other various taxes.

    There is various litigation pending against the Commonwealth, its officers and employees. An adverse decision in one or more of these cases could materially affect the Commonwealth's governmental operations.

ADDITIONAL ISSUERS

  GUAM

    Guam is governed by the Organic Act of 1950, which granted the island statutory local power of self-government and made the inhabitants of Guam citizens of the United States. As of the 1990 Census, the Territory's population was 133,152. As of 1998, the population is estimated to be 163,517, according to the Guam Annual Economic Review (1996-1997) published by the Guam Department of Commerce ("Annual Review"). Guam has recently increased its efforts to have the U.S. Congress reevaluate its status as a territory and anticipates holding a vote on the issue of whether Guamenians desire statehood, independence or free association.

    The economy of Guam is heavily influenced by the significant U.S. military presence on the island. Military downsizing has been in effect since 1993 and was most dramatic during the implementation of the

1995 Base Realignment and Closure (BRAC). Between 1993 and 1997, Guam faced reductions of approximately 40% of its military's active duty and civilian employment, according to the Annual Review. Guam has also struggled to recuperate from the devastation of Super Typhoon Paka, which cost Guam approximately $600,000,000, as stated in a December 17, 1997 report by the Office of the Governor of Guam. Finally, Asia's economic crisis has negatively affected Guam's tourism industry, although there are some signs of revival. Visitor arrivals totaled 312,787 in the first quarter of 1998, a 13.8% decrease from the same time period in 1997 and a 2.3% increase over the fourth quarter of 1997, according to the Guam Economic Review Quarterly Report, vol. 20, no. 1, (January--March 1998) published by the Guam Department of Commerce ("Quarterly Report"). The Services, Retail and Transportation sectors, which are heavily affected by the tourism trends, together account for more than 34,000 jobs or 70% of the private sector workforce as of 1997, according to the Annual Review. Employment in these three sectors has increased by over 13% since 1994, according to the Annual Review, and tourist arrivals has increased over 265% between 1985 and 1997, according to the Quarterly Report.

    As of April 1998, Guam's overall unemployment rate was at 6%, a temporary drop from the 1997 year end unemployment rate of 8.2%. The drop was due in large part to the temporary disaster unemployment program, according to the Quarterly Report. Guam's inflation rate for 1997 was calculated at one-tenth of one percent, as compared to the national rate of 1.7% during that same period, according to the Quarterly Report.

    To bolster its economy, Guam hopes to establish itself as an insurance and financial services hub in the Pacific. To this end, Guam passed a law in October 1997 that provides tax breaks for the insurance industry. In addition, Guam has been successful in promoting its telecommunications industry, according to the Quarterly Report. Guam has been included in the North American Numbering Plan, under which calls between Guam and the U.S. have domestic rates; privatized the Guam Telephone Authority; and developed modern communications infrastructure.

    Guam anticipates a slower than expected reduction in the General Fund deficit, in part due to two local laws and the federal Taxpayer Relief Act of 1997, which are estimated will reduce the amount of money available for General Fund appropriations by approximately one-third, according to the Annual Review. The Annual Review reports an estimated budget deficit of $75 million at October, 1997.

  PUERTO RICO

    Puerto Rico enjoys a commonwealth status with the U.S. as a result of Public Law 600, enacted by the U.S. Congress in 1950 and affirmed by a referendum in 1952. Residents of Puerto Rico are U.S. citizens. It is anticipated that in the next year, Puerto Ricans will vote on whether they wish to remain a commonwealth, be independent, become a state or chose Free Association. The ultimate outcome will depend on the U.S. Congress and will shape the future of the Puerto Rican economy.

    Since World War II, Puerto Rico has transitioned from a poor, agrarian economy to a more urbanized manufacturing and service based economy. Personal income has increased both aggregate and per capita each year from 1985 through 1996, according to a report by the Puerto Rican Department of Treasury. Gross product has increased each year from fiscal year 1992 through 1996, with a 3.2% increase ($32 billion) as of 1997. Real GNP growth slowed to approximately 2.5% as of the fiscal year ended June 30, 1998 and is projected to rise to around 2.6-2.8% in the fiscal year ending 1999, according to a September 2, 1998 report of the Economist Intelligence Unit ("EIU Report"). The rate of unemployment decreased from 16.5% for the fiscal year 1992 to 13.1% for the fiscal year ended June 30, 1997, according to the Puerto Rico Department of Labor and Human Resources Household Survey ("PR DOL Survey"). As of September 1997, 13.5% of the Puerto Rican labor force was unemployed, according to the PR DOL Survey, and that figure is expected to rise to around 14% by the end of 1999, according to the EIU Report. This figure can be compared to the 5% unemployment rate for the United States during 1997, as reported by the US Department of Labor, Bureau of Labor Statistics. In the past year, the competition from cheaper labor in other countries resulted in the closing of various companies, particularly in the textile sector. In addition, the recent Hurricane Georges may harm Puerto Rico's economy in the upcoming fiscal year.

    The Puerto Rico Planning Board's Economic Activity Index, a composite index of thirteen economic indicators, increased 1.4% for fiscal year 1996, compared to fiscal year 1995, and 2.5% for the fiscal year 1995, compared to fiscal year 1994. During the first three months of fiscal year 1997, the Index decreased 0.9%
compared to the same period in fiscal year 1996, for which period it had registered an increase of 1.7% over the same period of fiscal year 1995. The Banco Popular Index of the Puerto Rico economy showed slow growth with intermittent drops during the period between September, 1997 and March, 1998. Banco Popular analysts attribute this to downturns in the manufacturing sector, which were offset by some growth in the construction and tourism sectors.

    Amendments incorporated in the Small Business Job Protection Act of 1996 enacted by the United States Congress and signed into law by President Clinton on August 20, 1996 are now phasing out a special tax credit that was available under Section 936 of the Code for United States companies operating in the Puerto Rico. According to Banco Popular Reports, many companies have expressed interest in a new industrial incentives law (Law 135), which is aimed at counteracting problems associated with the Section 936 phase-out. To meet the phase-out challenges, the Puerto Rico Government is also focusing on improving both tourism and capital markets and creating an agro-industry. The hope is to fortify San Juan as a financial hub which could place Puerto Rico as a gateway to the North American Free Trade Association. To these ends, Puerto Rico has embarked on a large scale infrastructure program to encourage local business, including roadwork improvements, new highways, upgrading the island's transport facilities, a $1.8 billion project to overhaul the aqueduct and sewer system and a $1.6 billion metropolitan train. In 1997, the Gross Domestic Product grew by 3.2%, a total of $32 billion. In addition, the Puerto Rico Government has begun privatization of industries, such as the sale of the Puerto Rico telephone company in July 1998, and anticipates similar sales of healthcare facilities.

    Financial operations of recent years have reflected general economic trends, with fiscal improvements registered during good economic times and deterioration during slowdown. As of June 30, 1993, Puerto Rico's General Fund (the primary operating fund of the Commonwealth) experienced a deficit of approximately
$47 million. As of June 30, 1994, 1995 and 1996, the General Fund had a positive balance of $514 million, $608 million and $397 million, respectively.

  UNITED STATES VIRGIN ISLANDS

    The Virgin Islands, comprised of St. Thomas, St. Croix and St. John, form an unincorporated territory of the United States. The residents were granted a measure of self-government by the Organic Act, as revised in 1954. The Virgin Islands are heavily dependent on links with the U.S. mainland and more than 90% of the trade is conducted with Puerto Rico and the United States. The Territorial Government plays a vital role in the economy of the Virgin Islands. Since governmental services must be provided on three separate islands, the duplication of effort results in an unusually large public sector. Total government employment fell slightly in 1997 to 13,680 from 14,060 in 1996. Federal and local government employment is expected to remain stable through the end of 1998, according to an August 7, 1998 report by the Bureau of Economic Research of the Government Development Bank for the Virgin Islands ("BER").


    Recent hurricanes have been serious setbacks, although there are some signs that the Virgin Islands is recovering and returning to a more normal growth phase. Between January 1994 and June 1996, there was a 15.5% drop in private sector jobs and a 9% drop overall. The 1997 Virgin Islands Department of Labor's Current Employment Statistics Report shows that there was a total of 43,380 jobs in the territory, compared to 43,370 jobs in 1996. Of the 43,380 jobs, 29,700 were in the private sector and 13,680 were in the public sector. The Virgin Island's overall unemployment rate increased from 5.2% in 1996 to 5.9% in 1997. St. Croix's unemployment rate increased from 4.8% in 1996 to 6.7% in 1997. St. Thomas and St. John, on the other hand, registered a decline in the unemployment rate from 5.5% in 1996 to 5.3% in 1997. The overall increase in unemployment has been attributed to an increase in labor force participation as workers seek to reenter the workforce rather than to extensive job losses. Early 1998 showed a steady expansion in employment and employment is forecast to grow during fiscal year 1999 by 3%, according to the BER.


    Tourism is the predominant source of employment and income for the Islands. In 1997, the Virgin Islands recorded over 2.1 million visitors, an increase of 17% over the 1996 total of 1.8 million visitors. The rate of air arrivals is expected to grow by 10% by the end of fiscal year 1998 and the BER forecasts 10% rate of growth in air arrivals, with a 23% increase over 1996. The BER anticipates cruise passenger arrivals to increase by up to 11% in fiscal year 1999. Nonetheless, total visitor expenditures dropped from $688 million in 1996 to $601 million in 1997.

    Manufacturing employment has shown limited growth in 1998 and is expected to show an overall annual increase of 3% by fiscal year end. HOVIC, the largest manufacturer in the Virgin Islands, has entered into a joint venture with Petroleus de Venezuela, S.A. ("PDVSA") in an effort to overcome a seven year history of losses and as a result will invest $500 million to design and construct a coker. Approximately 2,000 new jobs are expected to be created at the peak of the three-year construction period, which will begin in early 1999. The BER foresees employment growth in the manufacturing sector to reach 15% during the fiscal year 1999.

    Construction growth in 1996 rose 84% as the Virgin Islands faced the task of rebuilding after hurricane MARILYN in 1996. As this construction decreased, the construction industry lost approximately 600 jobs, which resulted in a decline of 24% by 1997. The BER predicts that the construction sector will resume growth in fiscal year 1999, and may result in up to a 34% increase in the sector as a result of new hotel and tourist facility development and the HOVIC/PDVSA construction projects.


PUT OPTIONS


    Each series may acquire put options (puts) giving the series the right to sell securities held in the series' portfolio at a specified exercise price on a specified date. Such puts may be acquired for the purpose of protecting the series from a possible decline in the market value of the securities to which the put applies in the event of interest rate fluctuations and, in the case of liquidity puts, to shorten the effective maturity of the underlying security. The aggregate value of the premiums paid to acquire puts held in a series' portfolio (other than liquidity puts) may not exceed 10% of the net asset value of such series. The acquisition of a put may involve an additional cost to the series by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.

    In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated within the four highest quality grades (two highest grades for the money market series) as determined by an NRSRO; or
(2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four (or two for the money market series) highest quality grade of such rating services; (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of an NRSRO or (4) for the money market series, the put is unrated, but (i) the put is written by a person that, directly or indirectly, controls, is controlled by or is under common control with the issuer of the underlying security (other than a sponsor of a special purpose entity with respect to an asset backed security), (ii) the put relates to a fully collateralized repurchase agreement, (iii) the put is backed by the U.S. Government or (iv) the put is not relied upon for quality, maturity or liquidity purposes.


    One form of transaction involving liquidity puts consists of an underlying fixed rate municipal bond that is subject to a third party demand feature or "tender option." The holder of the bond would pay a "tender fee" to the third party tender option provider, the amount of which would be periodically adjusted so that the bond/ tender option combination would reasonably be expected to have a market value that approximates the par value of the bond. This bond/tender option combination would therefore be functionally equivalent to ordinary variable or floating rate obligations and the Fund may purchase such obligations subject to certain conditions specified by the Commission.



HEDGING STRATEGIES



    Each series (other than the money market series) is authorized to purchase and sell certain derivatives, including financial futures contracts (futures contracts) and options thereon for the purpose of attempting to hedge its investment in municipal obligations against fluctuations in value caused by changes in prevailing market interest rates and attempting to hedge against increases in the cost of securities the series intends to purchase. A series, and thus an investor, may lose money through unsuccessful use of these strategies. The successful use of futures contracts and options thereon by a series involves additional transaction costs, is subject to various risks and depends upon the investment adviser's ability to predict the direction of the market and interest rates.



    Each series engaging in futures contracts and options thereon as a hedge against changes resulting from market conditions in the value of securities which are held in the series' portfolio or which the series intends to purchase will do so in accordance with the rules and regulations of the Commodity Futures Trading Commission (the CFTC). The series also intend to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the series. A series may purchase and sell futures contracts and options thereon for bona fide hedging transactions, except that a series may purchase and sell futures contracts and options thereon for any other purpose to the extent that the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the series' total assets. In addition, a series may not purchase or sell futures contracts or purchase options thereon if, immediately thereafter, the sum of initial and net cumulative variation margin on outstanding futures contracts, together with premiums paid on options thereon, would exceed 20% of the total assets of the series. There are no limitations on the percentage of a portfolio which may be hedged and no limitations on the use of a series' assets to cover futures contracts and options thereon, except that the aggregate value of the obligations underlying put options will not exceed 50% of a series' assets.



    FUTURES CONTRACTS. A futures contract obligates the seller of a contract to deliver to the purchaser of a contract cash equal to a specific dollar amount times the difference between the value of a specific fixed-income security or index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities is made. A series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade.



    Each series (except for the money market series) may engage in transactions in financial futures contracts as a hedge against interest rate related fluctuations in the value of securities which are held in the investment portfolio or which the series intends to purchase. A clearing corporation associated with the commodities exchange on which a futures contract trades assumes responsibility for the completion of transactions and guarantees that open futures contracts will be closed. Although interest rate futures contracts call for actual delivery or acceptance of debt securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.


    When the futures contract is entered into, each party deposits with a broker or in a segregated account approximately 5% of the contract amount, called the initial margin. Subsequent payments to and from the broker, called variation margin, will be made on a daily basis as the price of the underlying security or index fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as marking to the market.

    When a series purchases a futures contract, it will maintain an amount of cash or other liquid assets, marked-to-market daily, in a segregated account, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contract, thereby ensuring that the use of such futures contract is unleveraged. A series that has sold a futures contract may cover that position by owning the instruments underlying the futures contract or by holding a call option on such futures contract. A series will not sell futures contracts if the value of such futures contracts exceeds the total market value of the securities of the series. It is not anticipated that transactions in futures contracts will have the effect of increasing portfolio turnover.


    Currently, futures contracts are available on several types of fixed-income securities, including U.S. Treasury Bonds and Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, three-month U.S. Treasury Bills and bank certificates of deposit. Futures contracts are also available on a municipal bond index, based on THE BOND BUYER Municipal Bond Index, an index of 40 actively traded municipal bonds. Each series may also engage in transactions in other futures contracts that become available, from time to time, in other fixed-income securities or municipal bond indices and in other options on such contracts if the investment adviser believes such contracts and options would be appropriate for hedging investments in municipal obligations.


    OPTIONS ON FINANCIAL FUTURES. Each series (other than the money market series) may purchase call options and write put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. Each series will use options on futures in connection with hedging strategies.

    An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date. Currently, options can be purchased or written with respect to futures contracts on U.S. Treasury Bonds, among other fixed-income securities, and on municipal bond indices on the Chicago Board of Trade. As with options on debt securities, the holder or writer of an option may terminate his or her position by selling or purchasing an option of the same series. There is no guaranty that such closing transactions can be effected.

    When a series hedges its portfolio by purchasing a put option, or writing a call option, on a futures contract, it will own a long futures position or an amount of debt securities corresponding to the open option position. When a series writes a put option on a futures contract, it may, rather than establish a segregated account, sell the futures contract underlying the put option or purchase a similar put option.

    LIMITATIONS ON PURCHASE AND SALE. Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempted from the definition of commodity pool operator, subject to compliance with certain conditions. The exemption is conditioned upon a series' purchasing and selling financial futures contracts and options thereon for BONA FIDE hedging transactions, except that a series may purchase and sell futures contracts and options thereon for any other purpose to the extent that the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the series' total assets. Each series will use financial futures in a manner consistent with these requirements. With respect to long positions assumed by a series, the series will segregate an amount of cash or other liquid assets, marked-to-market daily so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contracts and thereby insures that the use of futures contracts is unleveraged. Each series will continue to invest at least 80% of its total assets in municipal obligations except in certain circumstances, as described in its Prospectus under "How the Fund Invests-- Investment Objective and Policies." A series may not enter into futures contracts if, immediately thereafter, the sum of the amount of initial and net cumulative variation margin on outstanding futures contracts together with premiums paid on options thereon, would exceed 20% of the total assets of the series.


RISKS OF HEDGING STRATEGIES



    Participation in the options or futures markets involves investment risks and transaction costs to which a series would not be subject absent the use of these strategies. Each such series, and thus its investors, may lose money through the unsuccessful use of these strategies. If the investment adviser's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the series may leave the series in a worse position than if such strategies were not used. Risks inherent in the use of options and futures contracts and options on futures contracts include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates and securities prices;
(2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible inability of the series to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the fund to sell a portfolio security at a disadvantageous time, due to the need for the series to maintain cover or to segregate securities in connection with hedging transactions.



    A series may sell a futures contract to protect against the decline in the value of securities held by the series. However, it is possible that the futures market may advance and the value of securities held in the series' portfolio may decline. If this were to occur, the series would lose money on the futures contracts and also experience a decline in value in its portfolio securities.

    When a series purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the series may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.



    There is a risk that the prices of securities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the series' portfolio securities. Another such risk is that prices of futures contracts may not move in tandem with the changes in prevailing interest rates against which the series seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.



    There may exist an imperfect correlation between the price movements of futures contracts purchased by the series and the movements in the prices of the securities which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationships between the debt securities and futures market could result. Price distortions could also result if transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirement in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures markets could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities (or currencies) and movements in the prices of futures contracts, a correct forecast of interest rate trends by the investment adviser may still not result in a successful hedging transaction.



    The risk of imperfect correlation increases as the composition of a series' securities portfolio diverges from the securities that are the subject of the futures contract, for example, those included in the municipal index. Because the change in price of the futures contract may be more or less than the change in prices of the underlying securities, even a correct forecast of interest rate changes may not result in a successful hedging transaction.



    Pursuant to the requirements of the Commodity Exchange Act, all futures contracts and options thereon must be traded on an exchange. Each series intends to purchase and sell futures contracts only on exchanges where there appears to be a market in such futures sufficiently active to accommodate the volume of its trading activity. The series' ability to establish and close out positions in futures contracts and options on futures contracts would be impacted by the liquidity of these exchanges. Although the series generally would purchase or sell only those futures contracts and options thereon for which there appeared to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the series maintains a position, it would not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the series would have to either make or take delivery under the futures contract or, in the case of a written call option, wait to sell underlying securities until the option expired or was exercised or, in the case of a purchased option, exercise the option and comply with the margin requirements for the underlying futures contract to realize any profit. In the case of a futures contract or an option on a futures contract which the series had written and which the series was unable to close, the series would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract was closed. In the event futures contracts have been sold to hedge portfolio securities, such securities will not be sold until the offsetting futures contracts can be executed. Similarly, in the event futures have been bought to hedge anticipated securities purchases, such purchases will not be executed until the offsetting futures contracts can be sold.



    Exchanges on which futures and related options trade may impose limits on the positions that a series may take in certain circumstances. In addition, the hours of trading of financial futures contracts and options thereon may not conform to the hours during which the series may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

    As described above, under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempt from the definition of commodity pool operator, subject to compliance with certain conditions. Each series may purchase and sell futures and related options contracts without limit for BONA FIDE hedging purchases within the meaning of the regulations of the CFTC.



    In order to determine that a series is entering into transactions in futures contracts for hedging purposes as such term is defined by the CFTC, either:
(1) a substantial majority (that is, approximately 75%) of all anticipatory hedge transactions (transactions in which the series does not own at the time of the transaction, but expects to acquire, the securities underlying the relevant futures contract) involving the purchase of futures contracts will be completed by the purchase of securities, which are the subject of the hedge, or (2) the underlying value of all long positions in futures contracts will not exceed the total value of (a) all short-term debt obligations held by the series; (b) cash held by the series; (c) cash proceeds due to the series on investments within thirty days; (d) the margin deposited on the contracts; and (e) any unrealized appreciation in the value of the contracts.



    If a series holds a long position in a futures contract, it will hold cash or liquid assets equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) in a segregated account. Alternatively, the series could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the series.



    Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the series would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the series has insufficient cash, it may be disadvantageous to do so. In addition, the series may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The ability to close out options and futures positions could also have an adverse impact on the series' ability to effectively hedge its portfolio.



    In the event of the bankruptcy of a broker through which the series engages in transactions in futures or options thereon, the series could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the series only with brokers or financial institutions deemed creditworthy by the investment adviser.



    RISKS OF TRANSACTIONS IN OPTIONS ON FINANCIAL FUTURES. In addition to the risks which apply to all options transactions, there are several special risks relating to options on futures. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Compared to the sale of financial futures, the purchase of put options on financial futures involves less potential risk to a series because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a put option on a financial future would result in a loss to a series when the sale of a financial future would not, such as when there is no movement in the price of debt securities.


    An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a series generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a series would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options.


    Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options, (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both, (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange, (5) the facilities of an exchange may not at all times be adequate to handle current trading volume or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange could continue to be exercisable in accordance with their terms.


    There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain clearing facilities inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.


INTEREST RATE SWAP TRANSACTIONS



    Each series (other than the money market series) may enter into interest rate swaps, on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. Under normal circumstances, the series will enter into interest rate swaps on a net basis, that is, the two payment streams netted out, with the series receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the series' obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the Investment Company Act. To the extent that the series enters into interest rate swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the series' obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions the investment adviser and the series believe such obligations do not constitute senior securities. If there is a default by the other party to such a transaction, the series will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. The series will enter into interest rate swaps only with parties meeting creditworthiness standards approved by the Fund's Board of Trustees. The investment adviser will monitor the creditworthiness of such parties under the supervision of the Board of Trustees.



    The use of interest rate swaps is highly speculative activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the investment adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared to what it would have been if this investment technique was never used.



    The series may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rates swaps is limited to the net amount of interest payments that the series is contractually obligated to make. If the other party to an interest rate swap defaults, the series' risk of loss consists of the net amount of interest payments that the series is contractually entitled to receive. Since interest rate swaps are individually negotiated, the series expects to achieve an acceptable degree of correlation between its rights to receive interest on its portfolio securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps.



HIGH YIELD SECURITIES



    Each series (other than the money market series) may also invest up to 30% of its total assets in tax-exempt securities rated below Baa by Moody's or below BBB by S&P, or a comparable rating of another NRSRO or, if non-rated, of comparable quality, in the opinion of the Fund's investment adviser, based on its credit analysis. Securities rated Baa by Moody's and BBB by S&P are described as being investment grade but are also characterized as having speculative characteristics. Securities rated below Baa by Moody's and below BBB by S&P are considered speculative. See "Description of Security Ratings" in the Prospectuses. Such lower-rated high yield securities are commonly referred to as junk bonds. Such securities generally offer a higher current yield than those in the higher rating categories but may also involve greater price volatility and risk of loss of principal and income. The investment adviser will attempt to manage risk and enhance yield through credit analysis and careful security selection. See "Risk Factors Relating to Investing in High Yield Securities" below. Subsequent to its purchase by the series, a security may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the series should continue to hold the security in its portfolios. Many issuers of lower-quality bonds choose not to have their obligations rated and the series may invest in such unrated securities. Investors should carefully consider the relative risks associated with investments in securities which carry lower ratings and in comparable non-rated securities.



RISK FACTORS RELATING TO INVESTING IN HIGH YIELD SECURITIES



    Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower-rated or unrated (I.E., high yield) securities, commonly known as junk bonds, are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser will perform its own investment analysis and will not rely principally on the ratings assigned by the rating services, although such ratings will be considered by the investment adviser. The investment adviser will consider, among other things, credit risk and market risk, as well as the financial history and condition, the prospects and the management of an issuer in selecting securities for the series' portfolio. The achievement of the series' investment objective may be more dependent on the investment adviser's credit analysis than is the case when investing in only higher quality bonds. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing and that yields on junk bonds will fluctuate over time.



    The amount of high yield securities outstanding has proliferated recently in conjunction with the decline in creditworthiness of many obligors on municipal debt, particularly health care providers and certain governmental bodies. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities and, from time to time, it may be more difficult to value high yield securities than more highly rated securities, and the judgment of the Board of Trustees and the investment adviser may play a greater role in valuation because there is less reliable objective data available. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the series' NAV. If the investment adviser becomes involved in activities such as reorganizations of obligors of troubled investments held by the series, this may prevent the series from disposing of the securities, due to its possession of material, non-public information concerning the obligor.



    Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the series may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the series experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the portfolio and increasing the exposure of the series to the risks of high yield securities.



WHEN-ISSUED AND DELAYED DELIVERY SECURITIES



    Each series may purchase tax-exempt securities on a when-issued or delayed delivery basis. When tax-exempt securities are offered on a when-issued or delayed delivery basis, the payment obligation and the interest rate that will be received on the tax-exempt securities are each fixed at the time the buyer enters into the commitment, but delivery and payment for the securities takes place at a later date. The purchase price for the security includes interest accrued during the period between purchase and settlement and, therefore, no interest accrues to the economic benefit of the series until delivery and payment take place. Although a series will only purchase a tax-exempt security on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, the series may sell these securities before the settlement date if it is deemed advisable.



    Tax-exempt securities purchased on a when-issued or delayed delivery basis are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, I.E., experiencing both appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that a series remains substantially fully invested at the same time that it has purchased securities on a when-issued or delayed delivery basis, the market value of the series' assets will vary to a greater extent than otherwise. Purchasing a tax-exempt security on a when-issued or delayed delivery basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security so purchased. As a result, the price that a series is required to pay on the settlement date may exceed the market value of the security on that date.



    A segregated account of each series consisting of cash or other liquid assets equal to the amount of the when-issued and delayed delivery commitments will be established and marked to market daily, with additional cash or other assets added when necessary. When the time comes to pay for when-issued or delayed delivery securities, the series will meet their respective obligations from then available cash flow, sale of securities held in a separate account, sale of other securities or, although they would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the series' payment obligations). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gain, which is not exempt from state or federal income taxes. See "Taxes, Dividends and Distributions" below. If the seller defaults in the sale, a series could fail to realize the gain, if any, that had occurred.


    Each series (other than the money market series) may also purchase municipal forward contracts. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. No interest will accrue on the security prior to the delivery date. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Trustees. The Fund has obtained a ruling from Florida authorities that such municipal forward contracts qualify as assets exempt from the Florida intangibles tax.


INSURANCE



    Each series may purchase secondary market insurance on securities. Secondary market insurance would be reflected in the market value of the security purchased and may enable the series to dispose of a defaulted obligation at a price similar to that of comparable securities which are not in default.



    Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the securities held by a series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the securities caused by changes in interest rates and other factors, nor in turn against fluctuations in the NAV of the shares of the series.



MUNICIPAL LEASE OBLIGATIONS



    Each series (other than the money market series) may invest in municipal lease obligations. A municipal lease obligation is a municipal security the interest on and principal of which is payable out of lease payments made by the party leasing the facilities financed by the issue. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (for example, schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, the investment adviser will monitor the liquidity of municipal lease obligations under the supervision of the trustees. See "Illiquid Securities" below.



MUNICIPAL ASSET BACKED SECURITIES



    Each series (other than the money market series) may invest in municipal asset backed securities. A municipal asset backed security is a debt or equity interest in a trust, special purpose corporation or other pass-through structure, the interest or income on which generally is eligible for exclusion from federal income taxation based upon the income from an underlying pool of municipal bonds.

ILLIQUID SECURITIES


    A series may hold up to 15% (10% in the case of the money market series) of its net assets in illiquid securities. If a series were to exceed this limit, the investment adviser would take reasonable measures to reduce the series' holdings in illiquid securities to no more than 15% (10% in the case of the money market series) of its net assets within seven days, including the sale of such securities. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Securities, including municipal lease obligations, that have a readily available market are not considered illiquid for purposes of this limitation. The Subadviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days.


    Securities of financially and operationally troubled obligors (distressed securities) are less liquid and are more volatile than securities of companies not experiencing financial difficulties. A series might have to sell portfolio securities at a disadvantageous time or at a disadvantageous price in order to maintain no more than 15% (or 10%) of its net assets in illiquid securities.

    Municipal lease obligations will not be considered illiquid for purposes of the series' limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. In reaching liquidity decisions, the investment adviser will consider, INTER ALIA, the following factors: (1) the frequency of trades and quotes for the security,
(2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers, (3) dealer undertakings to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). With respect to municipal lease obligations, the investment adviser also considers: (1) the willingness of the municipality to continue, annually or biannually, to appropriate funds for payment of the lease, (2) the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease, (3) in the case of unrated municipal lease obligations, an analysis of factors similar to that performed by nationally recognized statistical rating organizations in evaluating the credit quality of a municipal lease obligation, including (i) whether the lease can be cancelled, (ii) if applicable, what assurance there is that the assets represented by the lease can be sold, (iii) the strength of the lessee's general credit (E.G., its debt, administrative, economic and financial characteristics), (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (E.G., the potential for an event of non-appropriation) and
(v) the legal recourse in the event of failure to appropriate and (4) any other factors unique to municipal lease obligations as determined by the investment adviser.


REPURCHASE AGREEMENTS



    Each series may on occasion enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from the series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the series' money is invested in the repurchase agreement. The series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily and, if the value of the instruments declines, the series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the series may incur a loss.


    The series participate in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC (PIFM) pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of the series may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund or series participates in the income earned or accrued in the joint account based on the percentage of its investment.

BORROWING



    Each series may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. Each series may pledge up to 33 1/3% of the value of its total assets to secure these borrowings. If a series' asset coverage for borrowings falls below 300%, the series will take prompt action to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the series may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. A series will not purchase securities if its borrowings exceed 5% of its total assets.


    Except as described above and under "Investment Restrictions," the foregoing investment policies are not fundamental and may be changed by the Trustees of the Fund without the vote of a majority of its outstanding voting securities.


(d) TEMPORARY DEFENSIVE STRATEGY



    When the investment adviser believes that market conditions warrant a temporary defensive investment posture or when necessary to meet large redemptions, a series may hold more than 20% of its net assets in cash, cash equivalents or investment grade taxable obligations. The money market series may also invest in investment grade taxable obligations, except that their debt, if rated, will be rated within the two highest rating categories by at least two NRSRO's assigning a rating to the security or issuer (or if only one such rating organization assigned a rating, by that rating organization). Investing heavily in cash, cash equivalents or investment grade taxable obligations can limit our abiity to achieve a series' investment objective, but can help to preserve a series' assets.



(e) PORTFOLIO TURNOVER



    Portfolio transactions will be undertaken principally to accomplish the objective of the series in relation to anticipated movements in the general level of interest rates but each such series may also engage in short-term trading consistent with its objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the investment adviser believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to such factors as changes in the overall demand for or supply of various types of tax-exempt securities or changes in the investment objectives of investors.



    The series' investment policies may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. A change in securities held by a series is known as portfolio turnover and may involve the payment by the series of dealer mark-ups or underwriting commissions, and other transaction costs, on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities--excluding securities whose maturities at acquisition were one year or less. The series' portfolio turnover rate will not be a limiting factor when the series deem it desirable to sell or purchase securities.



SEGREGATED ACCOUNTS



    When each series is required to segregate assets in connection with certain hedging transactions, it will mark cash or other liquid assets as segregated with the Fund's Custodian. "Liquid Assets" means cash, U.S. Government securities, debt obligations or other eligible liquid, unencumbered assets marked-to-market daily.


                            INVESTMENT RESTRICTIONS

    The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the outstanding voting securities of a series. A "majority of the outstanding voting securities" of a series, when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

    The Fund may not:

         1. Purchase securities on margin, but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions. For the purpose of this restriction, the deposit or payment by the Fund (except with respect to the Connecticut Money Market Series, the Massachusetts Money Market Series, the New York Money Market Series and the New Jersey Money Market Series) of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

         2. Make short sales of securities or maintain a short position.

         3. Issue senior securities, borrow money or pledge its assets, except that the Fund may on behalf of a series borrow up to 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund on behalf of a series may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. A series will not purchase portfolio securities if its borrowings exceed 5% of the assets. For purposes of this restriction, the preference as to shares of a series in liquidation and as to dividends over all other series of the Fund with respect to assets specifically allocated to that series, the purchase and sale of futures contracts and related options, collateral arrangements with respect to margin for futures contracts, the writing of related options (except with respect to the Connecticut Money Market Series, the Massachusetts Money Market Series, the New York Money Market Series and the New Jersey Money Market Series) and obligations of the Fund to Trustees pursuant to deferred compensation arrangements, are not deemed to be a pledge of assets or the issuance of a senior security.

         4. Purchase any security if as a result, with respect to 75% of a series' total assets (except with respect to the Connecticut Money Market Series, the Florida Series, the Massachusetts Money Market Series and the New Jersey Money Market Series), more than 5% of the total assets of any series would be invested in the securities of any one issuer (provided that this restriction shall not apply to obligations issued or guaranteed as to principal and interest either by the U.S. Government or its agencies or instrumentalities).

         5. Buy or sell commodities or commodity contracts, or real estate or interests in real estate, although it may purchase and sell financial futures contracts and related options (except with respect to the Connecticut Money Market Series, the Massachusetts Money Market Series, the New York Money Market Series and the New Jersey Money Market Series), securities which are secured by real estate and securities of companies which invest or deal in real estate.

         6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

         7. Invest in interests in oil, gas or other mineral exploration or development programs.

         8. Make loans, except through repurchase agreements.

    For purposes of investment limitation number 4, the New York Money Market Series' compliance with Investment Company Act Rule 2a-7's diversification requirements is deemed to constitute compliance with the stated diversification restriction, which reflects the requirements of Section 5(b)(1) of the Investment Company Act.

    Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                             MANAGEMENT OF THE FUND



                                                                                 PRINCIPAL OCCUPATION
      NAME AND ADDRESS** (AGE)         POSITION WITH FUND                       DURING PAST FIVE YEARS
      ------------------------         ------------------                       ----------------------
 Edward D. Beach (74)................  Trustee                    President and Director of BMC Fund, Inc., a
                                                                  closed-end investment company; formerly, Vice
                                                                    Chairman of Broyhill Furniture Industries, Inc.;
                                                                    Certified Public Accountant; Secretary and
                                                                    Treasurer of Broyhill Family Foundation, Inc.;
                                                                    Member of the Board of Trustees of Mars Hill
                                                                    College; Director of The High Yield Income Fund,
                                                                    Inc.
 Eugene C. Dorsey (72)...............  Trustee                    Retired President, Chief Executive Officer and
                                                                  Trustee of the Gannett Foundation (now Freedom
                                                                    Forum); former Publisher of four Gannett
                                                                    newspapers and Vice President of Gannett
                                                                    Company; past Chairman of Independent Sector
                                                                    (national coalition of philanthropic
                                                                    organizations); former Chairman of the American
                                                                    Council for the Arts; former Director of the
                                                                    Advisory Board of Chase Manhattan Bank of
                                                                    Rochester; Director of and The High Yield Income
                                                                    Fund, Inc. and First Financial Fund, Inc.
 Delayne Dedrick Gold (61)...........  Trustee                    Marketing and Management Consultant; Director of
                                                                    The High Yield Income Fund, Inc.
*Robert F. Gunia (52)                    Trustee                  Vice President (since September 1997) of The
                                                                    Prudential Insurance Company of America;
                                                                    Executive Vice President and Treasurer (since
                                                                    December 1996) of Prudential Investments Fund
                                                                    Management LLC (PIFM); Senior Vice President
                                                                    (since March 1987) of Prudential Securities
                                                                    Incorporated (Prudential Securities); formerly
                                                                    Chief Administrative Officer (July
                                                                    1990-September 1996), Director (January
                                                                    1989-September 1996) and Executive Vice
                                                                    President, Treasurer and Chief Financial Officer
                                                                    (June 1987-September 1996) of Prudential Mutual
                                                                    Fund Management, Inc. (PMF); Vice President and
                                                                    Director of The Asia Pacific Fund, Inc. (since
                                                                    May 1989); Director of The High Yield Income
                                                                    Fund, Inc.
 Thomas T. Mooney (57)...............  Trustee                    President of the Greater Rochester Metro Chamber
                                                                  of Commerce; former Rochester City Manager;
                                                                    Trustee of Center for Governmental Research,
                                                                    Inc.; Director of Blue Cross of Rochester, The
                                                                    Business Counsel of New York State, Executive
                                                                    Service Corps of Rochester, Monroe County Water
                                                                    Authority, Rochester Jobs, Inc., Monroe County
                                                                    Industrial Development Corporation, Northeast
                                                                    Midwest Institute, and The High Yield Income
                                                                    Fund, Inc.; Director and Treasurer of First
                                                                    Financial Fund Inc. and The High Yield Plus
                                                                    Fund, Inc.

                                                                                 PRINCIPAL OCCUPATION
      NAME AND ADDRESS** (AGE)         POSITION WITH FUND                       DURING PAST FIVE YEARS
      ------------------------         ------------------                       ----------------------
 Stephen P. Munn (57)                    Trustee                  Chairman (since January 1994). Director and
                                                                    President (since 1988) and Chief Executive
                                                                    Officer (1988-December 1993) of Carlisle
                                                                    Companies Incorporated (manufacturer of
                                                                    industrial products); Director of Trustee of 30
                                                                    funds within the Prudential Mutual Funds.
 Thomas H. O'Brien (74)..............  Trustee                    President of O'Brien Associates (financial and
                                                                    management consultants) (since April 1984);
                                                                    formerly President of Jamaica Water Securities
                                                                    Corp. (holding company) (February 1989-August
                                                                    1990); Chairman and Chief Executive Officer
                                                                    (September 1987-February 1989) and Director
                                                                    (September 1987-August 1990) of Jamaica Water
                                                                    Supply Company; Director and President of
                                                                    Winthrop Regional Health System and United
                                                                    Presbyterian Home at Syoset Inc.; Director of
                                                                    Ridgewood Savings Bank and The High Yield Income
                                                                    Fund, Inc.; Trustee of Hofstra University.
 David R. Odenath, Jr. (42)              Trustee                  Officer in Charge, President, Chief Executive
                                                                    Officer and Chief Operating Officer (since June
                                                                    1999), PIFM: Senior Vice President (since June
                                                                    1999), Prudential; Senior Vice President (August
                                                                    1993-May 1999). PaineWebber Group, Inc.;
                                                                    Director or Trustee of 44 funds within the
                                                                    Prudential Mutual Funds.
Richard A. Redeker (56)..............  Trustee                    Formerly President, Chief Executive Officer and
                                                                    Director (October 1993-September 1996) of;
                                                                    Executive Vice President, Director and Member of
                                                                    the Operating Committee (October 1993-September
                                                                    1996), Prudential Securities; Director (October
                                                                    1993-September 1996), Prudential Securities
                                                                    Group, Inc.; Executive Vice President (January
                                                                    1994-September 1996), The Prudential Investment
                                                                    Corporation; Director (January 1994-September
                                                                    1996) of Prudential Mutual Fund Distributors,
                                                                    Inc. (PMFD) and Prudential Mutual Fund Services,
                                                                    Inc. PMFS; prior thereto, Senior Executive Vice
                                                                    President and Director of Kemper Financial
                                                                    Services, Inc. (September 1978-September 1993);
                                                                    President and Director of The High Yield Income
                                                                    Fund, Inc.
*John R. Strangfeld, Jr. (45)........  Trustee and                Chief Executive Officer, Chairman, President and
                                         President                  Director of The Prudential Investment
                                                                    Corporation (since January 1990); Executive Vice
                                                                    President of the Prudential Global Asset
                                                                    Management Group of Prudential (since
                                                                    February 1998); Chairman of Pricoa Capital Group
                                                                    (since August 1989); Chief Executive Officer of
                                                                    Private Asset Management Group of Prudential
                                                                    (November 1994-December 1998).

                                                                                 PRINCIPAL OCCUPATION
      NAME AND ADDRESS** (AGE)         POSITION WITH FUND                       DURING PAST FIVE YEARS
      ------------------------         ------------------                       ----------------------
 Nancy H. Teeters (69)...............  Trustee                    Economist; formerly Vice President and Chief
                                                                    Economist (March 1986-June 1990) of
                                                                    International Business Machines Corporation;
                                                                    Director of Inland Steel Industries (since July
                                                                    1991) and The High Yield Income Fund, Inc.
 Louis A. Weil, III (58).............  Trustee                    Publisher and Chief Executive Officer (since
                                                                  January 1996) and Director (since September 1991)
                                                                    of Central Newspapers, Inc.; Chairman (since
                                                                    January 1996), Publisher and Chief Executive
                                                                    Officer (August 1991-December 1995) of Phoenix
                                                                    Newspapers, Inc.; prior thereto, Publisher of
                                                                    Time Magazine (May 1989-March 1991); President,
                                                                    Publisher and Chief Executive Officer of The
                                                                    Detroit News (February 1986-August 1989);
                                                                    formerly member of the Advisory Board, Chase
                                                                    Manhattan Bank-Westchester; Director of The High
                                                                    Yield Income Fund, Inc.
 Grace Torres (40)...................  Treasurer and              First Vice President (since December 1996) of
                                         Principal                PIFM; First Vice President (since March 1994) of
                                         Financial and              Prudential Securities; formerly First Vice
                                         Accounting                 President (March 1994-September 1996) of
                                         Officer                    Prudential Mutual Fund Management, Inc.; and
                                                                    Vice President (July 1989-March 1994) of Bankers
                                                                    Trust Corporation.
 Stephen M. Ungerman (46)............  Assistant                  Tax Director (since March 1996) of Prudential
                                         Treasurer                  Investments; formerly First Vice President of
                                                                    Prudential Mutual Fund Management, Inc.
                                                                    (February 1993-March 1996) and Senior Tax
                                                                    Manager (1981-January 1993) at Price Waterhouse
                                                                    LLP.
 Deborah A. Docs (41)................  Secretary                  Vice President (since December 1996) of PIFM; Vice
                                                                    President and Associate General Counsel of
                                                                    Prudential Securities (since December 1996);
                                                                    Vice President and Associate General Counsel
                                                                    (June 1991-September 1996) of Prudential Mutual
                                                                    Fund Management, Inc.
 David F. Connor (35)................  Assistant                  Assistant General Counsel (since March 1998) of
                                         Secretary                PIFM; Associate Attorney, Drinker Biddle & Reath
                                                                    LLP prior thereto.


------------------------
 *"Interested" Trustee, as defined in the Investment Company Act, by reason of his affiliation with Prudential Securities, Prudential or PIFM.
**Unless otherwise noted, the address for each of the above persons is c/o:
  Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, 9th Floor, Newark, New Jersey 07102-4077.

    Trustees and officers of the Fund are also Trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities or Prudential Investment Management Services LLC.

    The officers conduct and supervise the daily business operations of the Fund, while the Trustees, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy.

    The Trustees have adopted a retirement policy which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 72 except that retirement is being phased in for Trustees who were age 68 or older as of December 31, 1993. Under this phase-in provision, Messrs. Beach, Dorsey and O'Brien are scheduled to retire on December 31, 1999.



    The Fund pays each of its Trustees who is not an affiliated person of the
Manager or the Fund's investment adviser annual compensation of $[       ], in
addition to certain out-of-pocket expenses. Mr. Dorsey receives his Trustees' fee pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Trustees' fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to a Commission Exemptive order, at the daily rate of return of the Fund (the Fund rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Trustee. The Fund's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Fund.


    Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Trustees of the Fund who are affiliated persons of the Manager.


    The following table sets forth the aggregate compensation paid by the Fund to the Trustees who are not affiliated with the Manager for the fiscal year ended August 31, 1999 and the aggregate compensation paid to such Trustees for service on the Fund's Board and that of all other funds managed by PIFM (Fund Complex) for the calendar year ended December 31, 1998.


                               COMPENSATION TABLE


                                                         PENSION OR
                                                         RETIREMENT                         TOTAL COMPENSATION
                                        AGGREGATE     BENEFITS ACCRUED   ESTIMATED ANNUAL   FROM FUND AND FUND
                                       COMPENSATION   AS PART OF FUND     BENEFITS UPON      COMPLEX PAID TO
NAME AND POSITION                       FROM FUND         EXPENSES          RETIREMENT           TRUSTEES
-----------------                      ------------   ----------------   ----------------   ------------------
Edward D. Beach, Trustee                                    None                N/A
Eugene C. Dorsey, Trustee**                                 None                N/A
Delayne Dedrick Gold, Trustee                               None                N/A
Robert F. Gunia, Trustee+                                   None                N/A
Mendel A. Melzer, Former Trustee+                           None                N/A
Thomas T. Mooney, Trustee**                                 None                N/A
Stephen P. Munn, Trustee
Thomas H. O'Brien, Trustee                                  None                N/A
David R. Odenath, Jr. Trustee
Richard A. Redeker, Trustee                                 None                N/A
Brian M. Storms, Former Trustee+                            None                N/A
John R. Strangfeld, Jr., Trustee and
 President+                                                 None                N/A
Nancy H. Teeters, Trustee                                   None                N/A
Louis A. Weil, III, Trustee                                 None                N/A


------------------------

 * Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.


** Total compensation from all of the Funds in the Fund Complex for the calendar year ended December 31, 1998, includes amounts deferred at the election of Trustees under the Fund's deferred compensation plans. Including accrued interest, total compensation amounted to $85,445 and $119,740 for Eugene C. Dorsey and Thomas T. Mooney, respectively.



 + Robert F. Gunia, Mendel A. Melzer, Brian M. Storms and John R. Strangfeld,
    Jr. who are each current or former interested Trustees, do not receive compensation from the Fund or any other fund in the Fund Complex.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES



    Trustees of the Fund are eligible to purchase Class Z shares of the Fund, which are sold without an initial sales charge or contingent deferred sales charge.



    As of December   , 1999, the Trustees and officers of the Fund, as a group, owned beneficially less than 1% of the outstanding shares of beneficial interest of each class of each series of the Fund.



    As of December   , 1999, the beneficial owners, directly or indirectly, of
more than 5% of the outstanding shares of any class of beneficial interest of a series were those listed in Appendix IV.



    As of December   , 1999, Prudential Securities was the record holder for
other beneficial owners of the following shares of the series, representing the percentage shown of the outstanding shares of each such series:



SERIES                      CLASS A             CLASS B            CLASS C            CLASS Z
------                 ------------------  ------------------  ----------------  ------------------
Florida..............               (  %)               (  %)             (  %)             (  %)
Massachusetts........               (  %)               (  %)             (  %)             (  %)
New Jersey...........               (  %)               (  %)             (  %)             (  %)
New York.............               (  %)               (  %)             (  %)             (  %)
North Carolina.......               (  %)               (  %)             (  %)      N/A
Ohio.................               (  %)               (  %)             (  %)      N/A
Pennsylvania.........               (  %)               (  %)             (  %)      N/A



    As of December   , 1999, Prudential Securities was the record holder for
other beneficial owners of [          ] shares (or [   ]% of those outstanding)
of the Connecticut Money Market Series, [          ] shares (or [   ]% of those
outstanding) of the Massachusetts Money Market Series, [          ] shares (or
[   ]% of those outstanding) of the New Jersey Money Market Series and
[          ] shares (or [   ]% of those outstanding) of the New York Money
Market Series. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.



                     INVESTMENT ADVISORY AND OTHER SERVICES



(a) MANAGER AND INVESTMENT ADVISER



    The manager of the Fund is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other open-end management investment companies that, together with the Fund, comprise the Prudential mutual funds. See "How the Series is Managed--Manager" in the Prospectus of each
series. As of [          ], 1999, PIFM managed and/or administered open-end and
closed-end management investment companies with assets of approximately
$[  ] billion. According to the Investment Company Institute, as of [        ],
1999, the Prudential mutual funds were the 18th largest family of mutual funds in the United States.



    PIFM is a subsidiary of Prudential Securities and The Prudential Insurance Company of America (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of PIFM, serves as the transfer agent for the Prudential mutual funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.


    Pursuant to the Management Agreement with the Fund (the Management Agreement), PIFM, subject to the supervision of the Fund's Trustees and in conformity with the stated policies of the Fund, manages both the investment operations of each series and the composition of each series' portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PIFM is obligated to keep certain books and records of the Fund. PIFM also administers the Fund's business affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company (the Custodian), the Fund's custodian, and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PIFM for the Fund are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

    For its services, PIFM receives, pursuant to the Management Agreement, a fee at an annual rate of .50 of 1% of the average daily net assets of each series. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due PIFM will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PIFM will be paid by PIFM to the Fund. No such reductions were required during the fiscal year ended August 31, 1999.


    In connection with its management of the business affairs of the Fund, PIFM bears the following expenses:

    (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Trustees who are not affiliated persons of PIFM or the Fund's investment adviser;

    (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

    (c) the costs and expenses payable to The Prudential Investment Corporation (PIC, the Subadviser or the investment adviser), pursuant to the subadvisory agreement between PIFM and PIC (the Subadvisory Agreement).

    Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares,
(d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission and the states including the preparation and printing of the Fund's registration statements and prospectuses for such purposes and paying the fees and expenses of notice filings made in accordance with state securities laws, (k) allocable communication expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders,
(l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.


    The Management Agreement also provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.

    The amount of the management fee paid by each series of the Fund to PIFM for the fiscal years ended August 31, 1997 ,1998 and 1999 was as follows:



                                                                       1997                  1998                1999
                                                              ----------------------   -----------------   -----------------
                                                                 MANAGEMENT FEES        MANAGEMENT FEES     MANAGEMENT FEES
                                                              ----------------------   -----------------   -----------------
                                                                 PAID       WAIVED           PAID                PAID
                                                              ----------   ---------   -----------------   -----------------
Municipal Series Fund:
  Connecticut Money Market Series...........................  $   96,876   $290,624       $  423,998
  Florida Series............................................     368,602    245,735          596,439
  Massachusetts Series......................................     222,502     24,722          231,959
  Massachusetts Money Market Series.........................      66,348    199,044          277,698
  New Jersey Series.........................................   1,140,799    126,755        1,184,566
  New Jersey Money Market Series............................     981,113      --             993,236
  New York Series...........................................   1,338,809    148,756        1,401,539
  New York Money Market Series..............................   1,630,461      --           1,867,472
  North Carolina Series.....................................     255,716     28,413          265,541
  Ohio Series...............................................     437,408     46,601          445,394
  Pennsylvania Series.......................................   1,046,806    116,312        1,110,102



    PIFM discontinued its management fee waiver with respect to each applicable series effective September 1, 1997.


    PIFM has entered into the Subadvisory Agreement with the Subadviser. The Subadvisory Agreement provides that the Subadviser will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadviser's performance of such services. The Subadviser is reimbursed by PIFM for the reasonable costs and expenses incurred by the Subadviser in furnishing those services.


    The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PIFM or the Subadviser upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.



    The Subadviser maintains a credit unit which provides credit analysis and research on both tax-exempt and taxable fixed-income securities. The portfolio managers routinely consult with the credit unit in managing the Fund's portfolios. The credit unit reviews on an ongoing basis issuers of tax-exempt and taxable fixed-income obligations, including prospective purchases and portfolio holdings of the Fund. Credit analysts have broad access to research and financial reports, data retrieval services and industry analysts.



    With respect to tax-exempt issuers, credit analysts review financial and operating statements supplied by state and local governments and other issuers of municipal securities to evaluate revenue projections and the financial soundness of municipal issuers. They study the impact of economic and political developments on state and local governments, evaluate industry sectors and meet periodically with public officials and other representatives of state and local governments and other tax-exempt issuers to discuss such matters as budget projections, debt policy, the strength of the regional economy and, in the case of revenue bonds, the demand for facilities. They also make site inspections to review specified projects and to evaluate the progress of construction or the operation of a facility.



(b) PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12b-1 PLANS


    Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Fund. Prior to June 1, 1998, Prudential Securities Incorporated (Prudential Securities), was the Fund's distributor.

    Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and separate distribution agreements for the money market series and the other series (the Distribution Agreements), the Distributor incurs the expenses of distributing shares of the money market series and the Fund's Class A, Class B and Class C shares. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which is reimbursed by or paid for by the Fund. See "How the Series is Managed--Distributor" in each series' Prospectus.



    The expenses incurred under the Plans include commissions and account servicing fees paid to or on account of brokers or financial institutions that have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares including lease, utility, communications and sales promotion expenses.



    Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.



    The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis Dealers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.



    CLASS A PLAN. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares of each series. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares of each series may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of each series.



    CLASS A PLAN. For the fiscal year ended August 31, 1999, the Distributor received the following payments under the Class A Plan:



SERIES
------
Florida.....................................................    $
Massachusetts...............................................
New Jersey..................................................
New York....................................................
North Carolina..............................................
Ohio........................................................
Pennsylvania................................................



    This amount was primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended August 31, 1999, the Distributor received approximate initial sales charges with respect to the sale of Class A shares as follows:



SERIES
------
Florida.....................................................    $
Massachusetts...............................................
New Jersey..................................................
New York....................................................
North Carolina..............................................
Ohio........................................................
Pennsylvania................................................



    CLASS B AND CLASS C PLANS. Under the Class B and Class C Plans, the Fund may pay the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to .50 of 1% and up to 1% of the average daily net asset of the Class B and Class C shares, respectively, of each series. The Class B

Plan provides for the payment to the Distributor of (1) an asset-based sales charge of up to .50 of 1% of the average daily net assets of the Class B shares of each series, and (2) a service fee of up to .25 of 1% of the average daily net assets of the Class B shares of each series, provided that the total distribution-related fee does not exceed .50 of 1% of each series. The Class C Plan provides for the payment to the Distributor of (1) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares of each series, and (2) a service fee of up to .25 of 1% of the average daily net assets of the Class C shares of each series. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts.



    CLASS B PLAN. For the fiscal year ended August 31, 1999, the Distributor received the distribution fees paid by the following series of the Fund and the proceeds of contingent deferred sales charges paid by investors on the redemption of Class B shares as set forth below:



                                                                   APPROXIMATE
                                                                   CONTINGENT
                                                      AMOUNT OF     DEFERRED
SERIES                                                   FEE      SALES CHARGES
------                                                ---------   -------------
Florida.............................................  $              $
Massachusetts.......................................
New Jersey..........................................
New York............................................
North Carolina......................................
Ohio................................................
Pennsylvania........................................



    For fiscal year ended August 31, 1999, it is estimated that the Distributor spent approximately the following amounts:



                                       PRINTING AND                                             COMPENSATION        APPROXIMATE
                                         MAILING         COMMISSION                            TO PRUSEC* FOR          TOTAL
                                       PROSPECTUSES      PAYMENTS TO                             COMMISSION            AMOUNT
                                         TO OTHER         FINANCIAL                             PAYMENTS TO           SPENT BY
                                           THAN          ADVISERS OF      OVERHEAD COSTS      REPRESENTATIVES       DISTRIBUTOR
                                         CURRENT         PRUDENTIAL       OF PRUDENTIAL          AND OTHER          ON BEHALF OF
SERIES                                 SHAREHOLDERS      SECURITIES        SECURITIES**          EXPENSES**            SERIES
------                                 ------------      -----------      --------------      ----------------      ------------
Florida..........................         $               $                  $                    $                   $
Massachusetts....................
New Jersey.......................
New York.........................
North Carolina...................
Ohio.............................
Pennsylvania.....................


------------------------------
 *Pruco Securities Corporation, an affiliated broker-dealer.

**Including lease, utility and sales promotional expenses.

    The term "overhead costs" represents (a) the expenses of operating the branch offices of Prudential Securities and Prusec in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communication costs and the costs of stationery and supplies, (b) the cost of client sales seminars,
(c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

    The amount of distribution expenses reimbursable by the Fund with respect to Class B shares is reduced by the amount of such contingent deferred sales charges with respect to redemptions of such shares.

    CLASS C PLAN. For the fiscal year ended August 31, 1999, the Distributor received the distribution fees paid by the following series of the Fund under the Class C Plan and the proceeds of contingent deferred sales charges paid by investors on the redemption of shares as set forth below:



                                                                   APPROXIMATE
                                                                   CONTINGENT
                                                        AMOUNT      DEFERRED
SERIES                                                  OF FEE    SALES CHARGES
------                                                 --------   -------------
Florida..............................................  $              $
Massachusetts........................................
New Jersey...........................................
New York.............................................
North Carolina.......................................
Ohio.................................................
Pennsylvania.........................................


    Distribution fees were expended primarily for payment of account servicing fees.


    Distribution expenses attributable to the sale of Class A, Class B and Class C shares of each series are allocated to each such class based upon the ratio of each such class to the sales of Class A, Class B and Class C shares of the series other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.


    The Plans provide that they shall continue in effect from year to year with respect to each series, provided such continuance is approved at least annually by a vote of the Trustees, including a majority vote of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such continuance. Each Plan may be terminated at any time, without penalty, by vote of a majority of the Rule 12b-1 Trustees or by a vote of the holders of a majority of the outstanding shares of the applicable class on not more than 60 days' nor less than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Trustees in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

    Pursuant to each Plan, the Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Trustees shall be committed to the Rule 12b-1 Trustees.


    Pursuant to each Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws.



    MONEY MARKET SERIES PLANS OF DISTRIBUTION. Under each Plan of Distribution for each money market series, each such series reimburses the Distributor for its distribution-related expenses at the annual rate of up to .125 of 1% of the average daily net assets of the series. For the fiscal year ended August 31, 1999, the Distributor incurred distribution expenses with respect to the money market series, all of which were recovered by the Distributor through the distribution fee paid by the series, as follows:



SERIES
------
Connecticut Money Market...................................     $
Massachusetts Money Market.................................
New Jersey Money Market....................................
New York Money Market......................................

FEE WAIVERS/SUBSIDIES



    PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. The Distributor may from time to time waive all or a portion of its distribution related fees of the Fund. For the fiscal year ending August 31, 2000, the Distributor has contractually agreed to limit its distribution fees payable under the Class A and Class C Plans to .25 of 1% and .75 of 1% of Class A and Class C shares, respectively.


    NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of a series may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of a series of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class of any series, all sales charges on shares of that class would be suspended.


(c) OTHER SERVICE PROVIDERS



    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.



    Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the transfer and dividend disbursing agent of the Fund. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and
related functions. For these services, PMFS receives an annual fee of $    per
shareholder account, a new account set-up fee of $    for each manually
established shareholder account and a monthly inactive zero balance account fee
of $   per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationary, printing, allocable communication expenses and other costs.



                              serves as the Fund's independent accountants and
in that capacity audits the Fund's annual financial statements.



                    BROKERAGE ALLOCATION AND OTHER PRACTICES



    The Manager is responsible for decisions to buy and sell securities and futures and options thereon for each series of the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions. The term "Manager" as used in this section includes the Subadviser. Purchases and sales of securities on a securities exchange, which are not expected to be a significant portion of the portfolio securities of any series, are effected through brokers who charge a commission for their services. Broker-dealers may also receive commissions in connection with options and futures transactions, including the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, the Distributor and its affiliates. Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.



    In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Fund will not deal with the Distributor or an affiliate in any transaction in which the Distributor or an affiliates acts as principal. Thus it will not deal in the over-the-counter securities with the Distributor or an affiliate acting as a market-maker, and it will not execute a negotiated trade with the Distributor or an affiliate if execution involves the Distributor or an affiliate acting as principal with respect to any part of the Fund's order.



    In placing orders for portfolio securities for each series of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. The Manager seeks to effect each transaction at a price and commission, if any, that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. Within the framework of this policy, the Manager will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. These research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. These services are used by the Manager in connection with all of its investment activities, and some of these services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing these services may be selected for the execution of transactions of these other accounts, whose aggregate assets are far larger than the Fund, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The policy of the Manager is to pay higher commissions to brokers, other than the Distributor or an affiliate, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. In addition, the Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers other than the Distributor or an affiliate in order to secure research and investment services described above, subject to review by the Fund's Trustees from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Fund's Trustees. Portfolio securities may not be purchased from any underwriting or selling syndicate of which the Distributor (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the series' ability to pursue their present investment objectives. However, in the future in other circumstances, the series may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.


    Subject to the above considerations, Prudential Securities may act as a broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures contracts being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Trustees of the Fund, including a majority of the non-interested Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.

    During the fiscal years ended August 31, 1999, 1998 and 1997, the series paid brokerage commissions on certain options and futures transactions as set forth below. During these periods, the series paid no brokerage commissions to Prudential Securities.



                                                                  BROKERAGE COMMISSIONS
                                                              ------------------------------
SERIES                                                          1999       1998       1997
------                                                        --------   --------   --------
Connecticut Money Market....................................  $          $     0    $     0
Florida.....................................................               7,000      8,890
Massachusetts...............................................               2,625      2,205
Massachusetts Money Market..................................                   0          0
New Jersey..................................................               3,675     23,539
New Jersey Money Market.....................................                   0          0
New York....................................................              19,968     23,240
New York Money Market.......................................                   0          0
North Carolina..............................................               2,599      5,058
Ohio........................................................               7,333      4,620
Pennsylvania................................................              18,445     20,991



    The Fund is required to disclose its holdings of its regular brokers and dealers (as defined under Rule 10b-1 of the Investment Company Act) and their parents at August 31, 1999. At August 31, 1999, no series held any securities of its regular brokers and dealers.



               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION



    The Fund is permitted to issue an unlimited number of full and fractional shares in separate series, currently designated as the Connecticut Money Market Series, Florida Series, Massachusetts Series, Massachusetts Money Market Series, New Jersey Series, New Jersey Money Market Series, New York Series, New York Money Market Series, North Carolina Series, Ohio Series and Pennsylvania Series. The Florida Series, Massachussetts Series, New Jersey Series, New York Series and North Carolina Series each is authorized to issue an unlimited number of shares, divided into four classes, designated Class A, Class B, Class C and Class Z. [The North Carolina Series, Ohio Series and Pennsylvania Series each is authorized to issue an unlimited number of shares, divided into three classes, designated Class A, Class B and Class C.] Each class of shares represents an interest in the same assets of such series and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees, which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5), if applicable Class Z shares are offered exclusively for sale to a limited group of investors. The Connecticut Money Market Series, the Massachusetts Money Market Series, the New Jersey Money Market Series and the New York Money Market Series offer only one class of shares. In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within a series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.



    Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class of a series is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to Class B shares with respect to the non-money market series, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest of each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses that Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Trustees.

    The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Trustees is required to be acted upon by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more Trustees or to transact any other business.



    The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.



                PURCHASE, REDEMPTION AND PRICING OF FUND SHARES



    Shares of each series of the Fund, other than the money market series, may be purchased at a price equal to the next determined net asset value per share
(NAV) plus a sales charge which, at the election of the investor, may be imposed either at the time of purchase, on a deferred basis or both. Class A shares are sold with a front-end sales charge. Class B shares are subject to a contingent deferred sales charge. Class C shares are sold with a low front-end sales charge, but are also subject to a contingent deferred sales charge. Class Z shares of the Florida Series, the Massachusetts Series, the New Jersey Series and the New York Series are offered to a limited group of investors at NAV without any sales charges. See "How to Buy, Sell and Exchange Shares of the Series--How to Buy Shares" in each series' Prospectus.



    For a description of the methods of purchasing shares of the Connecticut Money Market Series, the Massachusetts Money Market Series, the New Jersey Money Market Series or the New York Money Market Series, see "How to Buy, Sell and Exchange Shares of the Series--How to Buy Shares" in the money market series' Prospectuses.



    PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division. Attention: Prudential Municipal Series Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the series and the class in which you are eligible to invest
(Class A, Class B, Class C or Class Z shares for the non-money market series).



    If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Fund as of that day.



    In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Municipal Series Fund, the series, the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares for the non-money market series), your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.


ISSUANCE OF FUND SHARES FOR SECURITIES


    Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that: (a) meet the investment objectives and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.


SPECIMEN PRICE MAKE-UP


    Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum sales charge of 3%, Class C shares* are sold with a front-end sales charge of 1%, and Class B* and Class Z shares are sold at NAV. Using the NAV at August 31, 1999 of each series currently in existence (other than the Connecticut Money Market Series, the Massachusetts Money Market Series, the New Jersey Money Market Series and the New York Money Market Series), the maximum offering price of the series' shares was as follows:



CLASS A                                                   FL         MA         NJ         NY         NC         OH         PA
-------                                                --------   --------   --------   --------   --------   --------   --------
Net asset value and redemption price per Class A
 share...............................................   $          $          $          $          $          $          $
Maximum initial sales charge (3% of offering
 price)..............................................
                                                        ------     ------     ------     ------     ------     ------     ------
Offering price to public.............................   $          $          $          $          $          $          $
                                                        ======     ======     ======     ======     ======     ======     ======

CLASS B                                                   FL         MA         NJ         NY         NC         OH         PA
-------                                                --------   --------   --------   --------   --------   --------   --------
Net asset value, redemption price and offering price
 to public per Class B share*........................   $          $          $          $          $          $          $
                                                        ======     ======     ======     ======     ======     ======     ======

CLASS C                                                   FL         MA         NJ         NY         NC         OH         PA
-------                                                --------   --------   --------   --------   --------   --------   --------
Net asset value and redemption price per Class C
 share*..............................................   $          $          $          $          $          $          $
Maximum initial sales charge (1% of offering
 price)**............................................
                                                        ------     ------     ------     ------     ------     ------     ------
Offering price to public.............................   $          $          $          $          $          $          $
                                                        ======     ======     ======     ======     ======     ======     ======

CLASS Z                                                   FL         MA         NJ         NY
-------                                                --------   --------   --------   --------
Net asset value, redemption price and offering price
 to public per Class Z share.........................   $          $          $          $
                                                        ======     ======     ======     ======


------------------------

 *Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "How to Buy, Sell and Exchange Shares of the Series--How to Sell Your Shares--Contingent Deferred Sales Charge" in the Prospectus of each applicable series.



SELECTING A PURCHASE ALTERNATIVE (NON-MONEY MARKET SERIES ONLY)



    The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to each series (other than the money market series):



    If you intend to hold your investment in a series for less than 3 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 3% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.



    If you intend to hold your investment for more than 3 years, but less than 4 years, or for more than 5 years, but less than 6 years, you should consider purchasing Class A shares, because the maximum 3% initial sales charge plus the cumulative annual distribution-related fee on Class A shares would be lower than: (i) the CDSC plus the cumulative annual distribution-related fee on Class B shares; and (ii) the 1% initial sales charge plus the cumulative annual distribution-related fee on Class C shares.



    If you intend to hold your investment for more than 4 years, but less than 5 years, you may consider purchasing Class A or Class B shares because: (i) the maximum 3% initial sales charge plus the cumulative annual distribution-related fee on Class A shares and (ii) the CDSC plus the cumulative annual distribution-related fee on Class B shares would be lower than the 1% initial sales charge plus the cumulative annual distribution-related fee on Class C shares.



    If you intend to hold your investment for more than 6 years and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.



    If you qualify for a reduced sales charge on Class A shares, it may be more advantages for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

    If your do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 3 years for the 1% initial sales charge plus the higher cumulative annual distribution-related fee on the Class C shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment, fluctuations, in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.



REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES



    Class A shares may be purchased at NAV, through the Distributor or the Transfer Agent by:



    - officers of the Prudential mutual funds (including the Fund),



    - employees of the Distributor, Prudential Securities, PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent,



    - employees or subadvisers of the Prudential mutual funds provided that purchases at NAV are permitted by such person's employer,



    - members of the Board of Directors of The Prudential Insurance Company of America,



    - Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,



    - registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer,



    - investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that
      (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase,



    - orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for the services (for example, mutual fund "wrap" or asset allocation program), and



    - orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (for example, mutual fund "supermarket programs").



    [In addition, current and former Directors/Trustees of the Prudential mutual funds (including the Fund) may purchase Class A shares of the North Carolina, Ohio and Pennsylvania Series at NAV.] Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.



    COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other series of the Fund or other Prudential mutual funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "How to Buy, Sell and Exchange Shares of the Series--How to Buy Shares--Reducing or Waiving Class A's Initial Sales Charge" in the applicable Prospectus.

    An eligible group of related Fund investors includes any combination of the following:


    - an individual;



    - the individual's spouse, their children and their parents;



    - the individual's and spouse's Individual Retirement Account (IRA);



    - any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);



    - a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;



    - a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse;



    - one or more employee benefit plans of a company controlled by an individual.


    In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

    The Transfer Agent, the Distributor or your Dealer must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.


    RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through your Dealer will not be aggregated to determine the reduced sales charge. All shares must be held directly with the Transfer Agent or through your broker. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day. See "Risk/Return Summary--Evaluating Performance" in the Prospectuses.


    The Distributor or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Rights of Accumulation are not available to individual participants in any retirement or group plans.


    LETTERS OF INTENT. Reduced sales charges are also available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential mutual funds. All shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through the Distributor through your will not be aggregated to determine the reduced sales charge.


    A Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

    The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and the sales charge actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.


CLASS B SHARES



    The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your broker or the Distributor. Redemptions of Class B shares may be subject to a CDSC. See "Contingent Deferred Sales Charges" below.



    The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.



CLASS C SHARES



    The offering price of Class C shares is the next determined NAV plus a 1% sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.



WAIVER OF INITIAL SALES CHARGE--CLASS C SHARES



    INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT
COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include:
(1) investors purchasing shares through an account at Prudential Securities;
(2) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Prusec; and (3) investors purchasing shares through other brokers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your broker if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.



CLASS Z SHARES



    MUTUAL FUND PROGRAMS. Class Z shares can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares can also be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:



    - Mutual fund "wrap" or asset allocation programs, where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; and



    - Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services



    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

    OTHER TYPES OF INVESTORS. Class Z shares of the Florida, Massachusetts, New Jersey and New York Series currently are also available for purchase by the following categories of investors:



    - certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by an affiliate of the Distributor for whom Class Z shares of the Prudential mutual funds are an available investment option;



    - current and former Directors/Trustees of the Prudential mutual funds (including the Fund); and



    - Prudential, with an investment of $10 million or more.



    In connection with the sale of Class Z shares,the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the net asset value of shares sold by such persons.



SALE OF SHARES



    You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charges" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for the day (that is, 4:15 P.M., New York time) in order to receive that day's NAV. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.



    If you hold shares of the Fund through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities financial adviser.



    If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, the Distributor or to your broker.



    SIGNATURE GUARANTEE.  If the proceeds of the redemption (1) exceed $50,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or
(4) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquires of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the time same address as reflected in the Transfer Agent's records, a signature is not required.



    Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the certificate and/or written request, except as indicated below. If you hold shares through a broker payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the New York Stock Exchange is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

    Payment for redemption of recently purchased shares will be delayed until the Fund or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.



    REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.



    INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days, prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.



    90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will on a PRO RATA basis). You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege may affect the federal tax treatment of the redemption.



CONTINGENT DEFERRED SALES CHARGES



    Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase (or one year in the case of shares purchased prior to November 2, 1998) will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduced the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares (one year for Class C shares purchased before November 2, 1998). A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.



    The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in as money market fund. See "Shareholder Investment Account--Exchange Privilege" below.

    The following table sets forth the rates of the CDSC applicable to redemption of Class B shares:



                                                  CONTINGENT DEFERRED SALES
                                                   CHARGE AS A PERCENTAGE
              YEAR SHARES PURCHASE                 OF DOLLARS INVESTED OR
                  PAYMENT MADE                       REDEMPTION PROCEEDS
------------------------------------------------  -------------------------
First...........................................            5.0%
Second..........................................            4.0%
Third...........................................            3.0%
Fourth..........................................            2.0%
Fifth...........................................            1.0%
Sixth...........................................            1.0%
Seventh.........................................            None



    In determining whether a CDSC is applicable to redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distribution; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Fund shares made during the preceding six years; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.



    For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represent appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.



    For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.



WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES



    The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.



    In addition, the CDSC will be waived on redemptions of shares held by Trustees of the Fund.



    You must notify the Fund's Transfer Agent either directly or through your broker, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.



    In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.



CATEGORY OF WAIVER                                REQUIRED DOCUMENTATION
Death                                             A copy of the shareholder's death certificate
                                                  or, in the case of a trust, a copy of the
                                                  grantor's death certificate, plus a copy of the
                                                  trust agreement identifying the grantor.
Disability-An individual will be considered       A copy of the Social Security Administration
disabled if he or she is unable to engage in any  award letter or a letter from a physician on the
substantial gainful activity by reason of any     physician's letterhead stating that the
medically determinable physical or mental         shareholder (or, in the case of a trust, the
impairment which can be expected to result in     grantor) is permanently disabled. The letter
death or to be of long-continued and indefinite   must also indicate the date of disability.
duration.

    The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.


SYSTEMATIC WITHDRAWAL PLAN



    The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1999, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.


QUANTITY DISCOUNT--CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

    The CDSC is reduced on redemptions of Class B shares of a series of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of a series of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of a series of the Fund and the following year purchased an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of a series of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                                       CONTINGENT DEFERRED SALES CHARGE
                                                     AS A PERCENTAGE OF DOLLARS INVESTED
                                                            OR REDEMPTION PROCEEDS
               YEAR SINCE PURCHASE                 ----------------------------------------
                  PAYMENT MADE                     $500,001 TO $1 MILLION   OVER $1 MILLION
-------------------------------------------------  ----------------------   ---------------
First............................................           3.0%                 2.0 %
Second...........................................           2.0%                 1.0 %
Third............................................           1.0%                 0   %
Fourth and thereafter............................           0  %                 0   %


    You must notify the Fund's Transfer Agent either directly or through the Distributor, Prudential Securities, Prusec, or your Dealer, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.



CONVERSION FEATURE--CLASS B SHARES



    Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.



    Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (1) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (2) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.



    For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.



    Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

    For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.



    The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Service Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.


                         SHAREHOLDER INVESTMENT ACCOUNT

    Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

    For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of a series. An investor may direct the Transfer Agent in writing by the first business day of the month to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the Dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the NAV next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any CDSC paid in connection with the amount of proceeds being reinvested.

EXCHANGE PRIVILEGE


    Each series makes available to its shareholders the privilege of exchanging their shares of a series for shares of other series of the Fund and certain other Prudential mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential mutual funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws.


    It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.


    In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.



    If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.



    If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be returned in order for the shares to be exchanged.



    You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.



    In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.



    CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of other series of the Fund or certain other Prudential mutual funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential mutual funds participating in the exchange privilege.


    The following money market funds participate in the Class A exchange privilege:

       Prudential California Municipal Fund
        (California Money Market Series)


       Prudential Government Securities Trust
        (Money Market Series)
        (U.S. Treasury Money Market Series)


       Prudential Municipal Series Fund
        (Connecticut Money Market Series)
        (Massachusetts Money Market Series)
        (New Jersey Money Market Series)
        (New York Money Market Series)


       Prudential MoneyMart Assets, Inc.


       Prudential Tax-Free Money Fund, Inc.


    CLASS B AND CLASS C. Shareholders of each series may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of other series of the Fund or certain other Prudential mutual funds and shares of Prudential Special Money Market Fund, Inc. No sales charge will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.


    Class B and Class C shares of the Fund may also be exchanged for shares of Prudential Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated by excluding the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month.Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

    At any time after acquiring shares of other funds participating in the Class B or Class C Exchange Privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of a series, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.


    CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential mutual funds.



    SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares which are not subject to a CDSC held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B and Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B and Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another broker that they are eligible for this special exchange privilege.



    Participants in any fee-based program for which a series is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value.



    Additional details about the exchange privilege and prospectuses for each of the Prudential mutual funds are available from the Transfer Agent, the Distributor or your Dealer. The exchange privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares. See "How to Buy, Sell and Exchange Shares of the Series--How to Exchange Your Shares--Frequent Trading" in the Prospectus.


DOLLAR COST AVERAGING (NOT APPLICABLE TO THE MONEY MARKET SERIES)

    Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

    Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class beginning in 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

    The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

                   PERIOD OF
              MONTHLY INVESTMENTS:                $100,000   $150,000   $200,000   $250,000
              --------------------                --------   --------   --------   --------
25 Years........................................   $  110     $  165     $  220     $  275
20 Years........................................      176        264        352        440
15 Years........................................      296        444        592        740
10 Years........................................      555        833      1,110      1,338
 5 Years........................................    1,371      2,057      2,742      3,428


See "Automatic Investment Plan (AIP)" below.

------------------------
(1)Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.

(2)The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC INVESTMENT PLAN (AIP)

    Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of a series monthly by authorizing his or her bank account or Prudential Securities account (including a COMMAND Account) to be debited to invest specified dollar amounts in shares of the series. The investor's bank must be a member of the Automatic Clearing House System. Share certificates are not issued to AIP participants.


    Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.


SYSTEMATIC WITHDRAWAL PLAN


    A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "How to Buy, Sell and Exchange Shares of the Series--How to Sell Your Shares--Contingent Deferred Sales Charge" in the Prospectus of each applicable series.



    In the case of shares held through the Transfer Agent (1) a $10,000 minimum account value applies, (2) withdrawals may not be for less than $100 and
(3) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan. See "Automatic Reinvestment of Dividends and/or Distributions" above.



    The Distributor, the Transfer Agent or your broker act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.


    Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.


    Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charge applicable to (1) the purchase of Class A shares and (2) the redemption of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan.

HOW TO REDEEM SHARES OF THE MONEY MARKET SERIES


    Redemption orders submitted to and received by Prudential Mutual Fund Services LLC (PMFS) will be effected at the net asset value next determined after receipt of the order. Shareholders of the Connecticut Money Market Series, the Massachusetts Money Market Series, the New Jersey Money Market Series and the New York Money Market Series (other than Prudential Securities clients for whom Prudential Securities has purchased shares of such money market series) may use Check Redemption, Expedited Redemption or Regular Redemption.


  CHECK REDEMPTION

    Shareholders are subject to the Custodian's rules and regulations governing checking accounts, including the right of the Custodian not to honor checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment.

    Shares for which certificates have been issued are not available for redemption to cover checks. A shareholder should be certain that adequate shares for which certificates have not been issued are in his or her account to cover the amount of the check. Also, shares purchased by check are not available to cover checks until 10 days after receipt of the purchase check by PMFS unless the Fund or PMFS has been advised that the purchase check has been honored. Such delay may be avoided by purchasing shares by certified or official bank checks or by wire. If insufficient shares are in the account, or if the purchase was made by check within 10 days, the check is returned marked "insufficient funds." Since the dollar value of an account is constantly changing, it is not possible for a shareholder to determine in advance the total value of his or her account so as to write a check for the redemption of the entire account. Checks in an amount less than $500 will not be honored.

    There is a service charge of $5.00 payable to PMFS to establish a checking account and to order checks. The Custodian and the Fund have reserved the right to modify this checking account privilege or to impose a charge for each check presented for payment for any individual account or for all accounts in the future.

    The Fund or PMFS may terminate Check Redemption at any time upon 30 days' notice to participating shareholders. To receive further information, contact Prudential Mutual Fund Services LLC, Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  EXPEDITED REDEMPTION

    To request Expedited Redemption by telephone, a shareholder should call PMFS at (800) 225-1852. Calls must be received by PMFS before 4:30 P.M., New York time. Requests by letter should be addressed to Prudential Mutual Fund Services LLC, Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015.

    In order to change the name of the commercial bank or account designated to receive redemption proceeds, it is necessary to execute a new Expedited Redemption Authorization Form and submit it to PMFS at the address set forth above. Requests to change a bank or account must be signed by each shareholder and each signature must be guaranteed by: (a) a commercial bank which is a member of the Federal Deposit Insurance Corporation; (b) a trust company; or (c) a member firm of a domestic securities exchange. Guarantees must be signed by an authorized signatory of the bank, trust company or member firm, and "Signature Guaranteed" should appear with the signature. Signature guarantees by savings banks, savings and loan associations and notaries will not be accepted. PMFS may request further documentation from corporations, executors, administrators, trustees or guardians.

    To receive further information, investors should contact PMFS at (800) 225-1852.

  REGULAR REDEMPTION

    Shareholders may redeem their shares by sending to PMFS, at the address set forth above, a written request, accompanied by duly endorsed share certificates, if issued. If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential District or Ordinary offices. The Fund may change the signature guarantee requirements from time to time on notice to shareholders, which may be given by means of a new Prospectus. All correspondence concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010. Regular redemption is made by check sent to the shareholder's address.


MUTUAL FUND PROGRAM



    From time to time, the Fund (or a series of the Fund) may be included in a mutual fund program with other Prudential mutual funds. Under such a program, a group of portfolios will be selected and thereafter promoted collectively. Typically, these programs are created with an investment theme, for example, to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.


    The mutual funds in the program may be purchased individually or as part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Advisor, or Prudential/Pruco Securities Representative, or other Dealer concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

    The net asset value per share (NAV) of a series is the net worth of such series (assets, including securities at value, minus liabilities) divided by the number of shares of such series outstanding. NAV is calculated separately for each class. The Fund will compute the NAV of each such series (except the money market series) once daily at 4:15 P.M., New York time, on days the New York Stock Exchange is open for trading, except on days on which no orders to purchase, sell or redeem shares of the series have been received or on days on which changes in the value of the series' portfolio securities do not affect NAV. The Fund will compute the NAV of the money market series at 4:30 P.M., New York time, on days the New York Stock Exchange is open for trading, except on days on which no orders to purchase, sell or redeem shares of the money market series have been received or on days on which changes in the value of the money market series' portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of the Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York time (with respect to shares of the non-money market series of the Fund) and between such closing and 4:30 P.M., New York time (with respect to the money market series of the Fund). The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

    Portfolio securities for which market quotations are readily available are valued at their bid quotations. Securities for which market quotations are not readily available are valued at fair value in accordance with procedures adopted by the Trustees. Under these procedures the Fund values municipal securities on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The Trustees believe that reliable market quotations are generally not readily available for purposes of valuing tax-exempt securities. As a result, depending on the particular tax-exempt securities owned by the Fund, it is likely that most of the valuations for such securities will be based upon fair value determined under the foregoing procedures. Short-term investments which mature in less than 60 days are valued at amortized cost, if their original term to maturity was less than 60 days, or are valued at amortized cost on the 60th day prior to maturity, if their original term to maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

    The money market series use the amortized cost method to determine the value of their portfolio securities in accordance with regulations of the Commission. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity. The method does not take into account unrealized capital gains and losses which may result from the effect of fluctuating interest rates on the market value of the security.

    With respect to the money market series, the Trustees have determined to maintain a dollar-weighted average portfolio maturity of 90 days or less, to purchase instruments having remaining maturities of thirteen months or less and to invest only in securities determined by the investment adviser under the supervision of the Trustees to present minimal credit risks and to be of eligible quality in accordance with regulations of the Commission. The Trustees have adopted procedures designed to stabilize, to the extent reasonably possible, the money market series' price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures will include review of the money market series' portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the money market series' net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Trustees. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to prospective investors or existing shareholders, the Trustees will take such corrective action as they consider necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, the withholding of dividends, redemptions of shares in kind, or the use of available market quotations to establish a NAV.

                            PERFORMANCE INFORMATION

  ALL SERIES (EXCEPT THE MONEY MARKET SERIES)


    YIELD. Each series may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. The yield will be computed by dividing the series' net investment income per share earned during this 30-day period by the NAV on the last day of this period. The average number of shares used in determining the net investment income per share will be the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. In accordance with Commission regulations, income will be computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period, which includes management and distribution fees. The 30-day yield is then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income, as described in the Prospectus of each series. The yields for the 30 days ended August 31, 1999 were as follows:



                                                               CLASS A     CLASS B     CLASS C     CLASS Z
                                                               --------    --------    --------    --------
SERIES                                                          YIELD       YIELD       YIELD       YIELD
------                                                         --------    --------    --------    --------
Florida....................................................        --%         --%         --%         --%
Massachusetts..............................................        --          --          --          --
New Jersey.................................................        --          --          --          --
New York...................................................        --          --          --          --
North Carolina.............................................        --          --          --         N/A
Ohio.......................................................        --          --          --         N/A
Pennsylvania...............................................        --          --          --         N/A

    The series' yield is computed according to the following formula:

                       a - b
YIELD = 2[(          ---------    +1)to the power of 6 - 1]
                         cd

    Where:    a   =   dividends and interest earned during the period.
              b   =   expenses accrued for the period (net of reimbursements).
              c   =   the average daily number of shares outstanding during the
                      period that were entitled to receive dividends.
              d   =   the maximum offering price per share on the last day of the period.


    Each series may also calculate the tax equivalent yield over a 30-day period. The tax equivalent yield will be determined by first computing the yield as discussed above. The series will then determine what portion of that yield is attributable to securities, the income on which is exempt for federal income tax purposes. This portion of the yield will then be divided by one minus the state tax rate times one minus the federal tax rate and then added to the portion of the yield that is attributable to other securities. For the 30 days ended
August 31, 1999, the tax equivalent yields (assuming a federal tax rate of 36%) were as follows:

                                                              CLASS A    CLASS B    CLASS C    CLASS Z
                                                              --------   --------   --------   --------
                                                               TAX        TAX        TAX        TAX
                                                              EQUIVALENT EQUIVALENT EQUIVALENT EQUIVALENT
SERIES                                                        YIELD      YIELD      YIELD      YIELD
------------------------------------------------------------  --------   --------   --------   --------
Florida.....................................................      --%        --%        --%        --%
Massachusetts...............................................      --         --         --         --%
New Jersey..................................................      --         --         --         --%
New York....................................................      --         --         --         --%
North Carolina..............................................      --         --         --        N/A
Ohio........................................................      --         --         --        N/A
Pennsylvania................................................      --         --         --        N/A



    AVERAGE ANNUAL TOTAL RETURN. Each series of the Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "Risk/Return Summary--Evaluating Performance" in the Prospectus of each applicable series.


    Average annual total return is computed according to the following formula:

                         P(1+T)to the power of n = ERV

Where:  P = a hypothetical initial payment of $1000.
        T = average annual total return.
        n = number of years.
        ERV   =   Ending Redeemable Value at the end of the 1, 5 or 10 year
                  periods (or fractional portion thereof) of a hypothetical
                  $1000 payment made at the beginning of the 1, 5 or 10 year periods.

    Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

    The average annual total return (with and without management subsidies and waivers) for the series (other than the money market series) for the periods ended August 31, 1999 were as follows:


                                                                  CLASS A                                            CLASS B
                         -----------------------------------------------------------------------------------------   --------

                                                                       WITHOUT
                                                                    SUBSIDY/WAIVER
                                                           --------------------------------
                           ONE        FIVE       SINCE       ONE        FIVE       SINCE      INCEPTION     ONE        FIVE
SERIES                     YEAR      YEARS     INCEPTION     YEAR      YEARS     INCEPTION      DATE        YEAR      YEARS
------                   --------   --------   ---------   --------   --------   ----------   ---------   --------   --------
Florida................      --%        --%        --%         --%        --%         --%     12/28/90        --%        --%
Massachusetts..........      --         --         --          --         --          --       1/22/90        --         --
New Jersey.............      --         --         --          --         --          --       1/22/90        --         --
New York...............      --         --         --          --         --          --       1/22/90        --         --
North Carolina.........      --         --         --          --         --          --       1/22/90        --         --
Ohio...................      --         --         --          --         --          --       1/22/90        --         --
Pennsylvania...........      --         --         --          --         --          --       1/22/90        --         --

                                                  CLASS B
                         ---------------------------------------------------------
                                                  WITHOUT
                                               SUBSIDY/WAIVER
                                      --------------------------------
                         TEN YEARS                          TEN YEARS
                          OR SINCE      ONE        FIVE      OR SINCE    INCEPTION
SERIES                   INCEPTION      YEAR      YEARS     INCEPTION      DATE
------                   ----------   --------   --------   ----------   ---------
Florida................       --%         --%        --%         --%       8/1/94
Massachusetts..........       --          --         --          --
New Jersey.............       --          --         --          --
New York...............       --          --         --          --
North Carolina.........       --          --         --          --
Ohio...................       --          --         --          --
Pennsylvania...........       --          --         --          --


                                                                        CLASS C                                      CLASS Z
                                     -----------------------------------------------------------------------------   --------
                                                                                   WITHOUT
                                                                                  SUBSIDY/
                                                                                   WAIVER
                                                                       -------------------------------
                                       ONE        FIVE       SINCE       ONE        FIVE       SINCE     INCEPTION     ONE
SERIES                                 YEAR      YEARS     INCEPTION     YEAR      YEARS     INCEPTION     DATE        YEAR
------                               --------   --------   ---------   --------   --------   ---------   ---------   --------
Florida............................      --%        --%        --%         --%        --%        --%      7/26/93        --%
Massachusetts......................      --         --         --          --         --         --        8/1/94        --
New Jersey.........................      --         --         --          --         --         --        8/1/94        --
New York...........................      --         --         --          --         --         --        8/1/94        --
North Carolina.....................      --         --         --          --         --         --        8/1/94
Ohio...............................      --         --         --          --         --         --        8/1/94
Pennsylvania.......................      --         --         --          --         --         --        8/1/94

                                                       CLASS Z
                                     --------------------------------------------
                                                       WITHOUT
                                                       SUBSIDY/
                                                        WAIVER
                                                 --------------------
                                       SINCE       ONE        SINCE     INCEPTION
SERIES                               INCEPTION     YEAR     INCEPTION     DATE
------                               ---------   --------   ---------   ---------
Florida............................      --%         --%        --%      12/6/96
Massachusetts......................      --          --         --       12/6/96
New Jersey.........................      --          --         --       12/6/96
New York...........................      --          --         --       12/6/96
North Carolina.....................
Ohio...............................
Pennsylvania.......................



    AGGREGATE TOTAL RETURN. Each series of the Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares. See "Risk/Return
Summary--Evaluating Performance" in the Prospectus of each applicable series.


    Aggregate total return represents the cumulative change in the value of an investment in a series of the Fund and is computed according to the following formula:

                                     ERV-P
                                     ------
                                       P

    Where: P = a hypothetical initial payment of $1000.

           ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods (or fractional portion thereof).

    Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

    The aggregate total return for each series for the one year, five year and ten year (or since inception) periods ended August 31, 1999 for the Class A, Class B, Class C and Class Z shares were as follows:


                                         CLASS A                                       CLASS B                     CLASS C
                       -------------------------------------------   -------------------------------------------   --------
                                        AGGREGATE                                     AGGREGATE                    AGGREGATE
                                          TOTAL                                         TOTAL                       TOTAL
                                         RETURN                                        RETURN                       RETURN
                       -------------------------------------------   -------------------------------------------   --------
                                                                                           10 YR. OR
                                               SINCE     INCEPTION                           SINCE     INCEPTION
SERIES                  1 YR.      5 YR.     INCEPTION     DATE       1 YR.      5 YR.     INCEPTION     DATE       1 YR.
------                 --------   --------   ---------   ---------   --------   --------   ---------   ---------   --------
Florida..............      --%         --%        --%    12/28/90        --%        --          --%      8/1/94        --%
Massachusetts........      --          --         --      1/22/90        --         --          --                     --
New Jersey...........      --          --         --      1/22/90        --         --          --                     --
New York.............      --          --         --      1/22/90        --         --          --                     --
North Carolina.......      --          --         --      1/22/90        --         --          --                     --
Ohio.................      --          --         --      1/22/90        --         --          --                     --
Pennsylvania.........      --          --         --      1/22/90        --         --          --                     --

                                   CLASS C                            CLASS Z
                       --------------------------------   --------------------------------
                                AGGREGATE
                                    TOTAL                              TOTAL
                                    RETURN                             RETURN
                       --------------------------------   --------------------------------

                                    SINCE     INCEPTION                SINCE     INCEPTION
SERIES                  5 YR.     INCEPTION     DATE       1 YR.     INCEPTION     DATE
------                 --------   ---------   ---------   --------   ---------   ---------
Florida..............       --%        --%     7/26/93        --%         --%     12/6/96
Massachusetts........       --         --       8/1/94        --          --      12/6/96
New Jersey...........       --         --       8/1/94        --          --      12/6/96
New York.............       --         --       8/1/94        --          --      12/6/96
North Carolina.......       --         --       8/1/94
Ohio.................       --         --       8/1/94
Pennsylvania.........       --         --       8/1/94



    The aggregate total return for each series for the one year, five year and ten year (or since inception) periods ended August 31, 1999 for the Class A, Class B, Class C and Class Z shares, without the management subsidies and waivers, were as follows:


                                         CLASS A                                       CLASS B
                       -------------------------------------------   -------------------------------------------
                                     AGGREGATE TOTAL                               AGGREGATE TOTAL
                                         RETURN                                        RETURN
                                         WITHOUT                                       WITHOUT
                                     SUBSIDY/WAIVER                                SUBSIDY/WAIVER
                       -------------------------------------------   -------------------------------------------
                                                                                           10 YR. OR
                                               SINCE     INCEPTION                           SINCE     INCEPTION
SERIES                  1 YR.      5 YR.     INCEPTION     DATE       1 YR.      5 YR.     INCEPTION     DATE
------                 --------   --------   ---------   ---------   --------   --------   ---------   ---------
Florida..............      --%         --%        --%     12/28/90       --%        --          --%       8/1/94
Massachusetts........      --          --         --       1/22/90       --         --          --
New Jersey...........      --          --         --       1/22/90       --         --          --
New York.............      --          --         --       1/22/90       --         --          --
North Carolina.......      --          --         --       1/22/90       --         --          --
Ohio.................      --          --         --       1/22/90       --         --          --
Pennsylvania.........      --          --         --       1/22/90       --         --          --

                                         CLASS C                                 CLASS Z
                       -------------------------------------------   --------------------------------
                                     AGGREGATE TOTAL                         AGGREGATE TOTAL
                                         RETURN                                   RETURN
                                         WITHOUT                                 WITHOUT
                                     SUBSIDY/WAIVER                           SUBSIDY/WAIVER
                       -------------------------------------------   --------------------------------

                                               SINCE     INCEPTION                SINCE     INCEPTION
SERIES                  1 YR.      5 YR.     INCEPTION     DATE       1 YR.     INCEPTION     DATE
------                 --------   --------   ---------   ---------   --------   ---------   ---------
Florida..............      --%         --%        --%      7/26/93       --%         --%      12/6/96
Massachusetts........      --          --         --        8/1/94       --          --       12/6/96
New Jersey...........      --          --         --        8/1/94       --          --       12/6/96
New York.............      --          --         --        8/1/94       --          --       12/6/96
North Carolina.......      --          --         --        8/1/94
Ohio.................      --          --         --        8/1/94
Pennsylvania.........      --          --         --        8/1/94


 THE CONNECTICUT MONEY MARKET SERIES, THE MASSACHUSETTS MONEY MARKET SERIES, THE NEW JERSEY MONEY MARKET SERIES AND THE NEW YORK MONEY MARKET SERIES


    The money market series will prepare a current quotation of yield from time to time. The yield quoted will be the simple annualized yield for an identified seven calendar day period. The yield calculation will be based on a hypothetical account having a balance of exactly one share at the beginning of the seven-day period. The base period return will be the change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the shares but excluding any capital changes. The yield will vary as interest rates and other conditions affecting money market instruments change. Yield also depends on the quality, length of maturity and type of instruments in the money market series' portfolio and its operating expenses. The money market series may also prepare an effective annual yield computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized seven-day period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. The Connecticut Money Market Series, Massachusetts Money Market Series, New Jersey Money Market Series and New York Money Market Series' annualized seven-day current yield as of August 31, 1999 was --%, --%, --%, and --%, respectively. The Connecticut Money Market Series, Massachusetts Money Market Series, New Jersey Money Market Series and New York Money Market Series' effective annual yield as of August 31, 1998 was --%, --%, --% and --%, respectively.



    The money market series may also calculate the tax equivalent yield over a 7-day period. The tax equivalent yield will be determined by first computing the current yield as discussed above. The series will then determine what portion of that yield is attributable to securities, the income on which is exempt for federal income tax purposes. This portion of the yield will then be divided by one minus the state tax rate times one minus the federal tax rate and then added to the portion of the yield that is attributable to other securities. The Connecticut Money Market Series, Massachusetts Money Market Series, New Jersey Money Market Series and New York Money Market Series' 7-day tax equivalent yield (assuming a federal tax rate of 39.6%) as of August 31, 1999 was --%, --%, --% and --%, respectively.


    Comparative performance information may be used from time to time in advertising or marketing the money market series' shares, including data from Lipper Analytical Services, Inc., IBC/Donoghue's Money Fund Report or other industry publications.

    The money market series' yield fluctuates, and an annualized yield quotation is not a representation by the money market series as to what an investment in the money market series will actually yield for any given period. Actual yields will depend upon not only changes in interest rates generally during the period in which the investment in the money market series is held, but also on any realized or unrealized gains and losses and changes in the money market series' expenses.

    From time to time, the performance of the series may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation.(1)

                                    [GRAPH]


    (1)Source: Ibbotson Associates, "Stocks, Bonds, Bills and Inflation--1999 Yearbook" (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.


                       TAXES, DIVIDENDS AND DISTRIBUTIONS

DISTRIBUTIONS

    All of the Fund's net investment income is declared as a dividend each business day. Shares will begin earning dividends on the day following the date on which the shares are issued, the date of issuance customarily being the "settlement" date. Shares continue to earn dividends until they are redeemed. Unless the shareholder elects (by notice to the Dividend Disbursing Agent by the first business day of the month) to receive monthly cash payments of dividends, such dividends will be automatically received in additional series shares monthly at net asset value on the payable date. In the event an investor redeems all the shares in his or her account at any time during the month, all dividends declared to the date of redemption will be paid to him or her at the time of the redemption. The Fund's net investment income on weekends, holidays and other days on which the Fund is closed for business will be declared as a dividend on shares outstanding on the close of the last business day on which the Fund was open for business. Accordingly, a shareholder who redeems his or her shares effective as of 4:15 P.M. (4:30 P.M. for the money market series), New York time, on a Friday earns a dividend which reflects the income earned by the Fund on the following Saturday and Sunday. On the other hand, an investor whose purchase order is effective as of 4:15 P.M. (4:30 P.M. for the money market series), New York time, on a Friday does not begin earning dividends until the following business day. Net investment income consists of interest income accrued on portfolio securities less all expenses, calculated daily.

    Net realized capital gains, if any, will be distributed annually and, unless the shareholder elects to receive them in cash, will be automatically received in additional shares of a series.


    The per share dividends on Class B shares and Class C shares of a series will be lower than the per share dividends on Class A shares of the series as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share dividends on Class A shares will be lower than the per share dividends on Class Z shares, since Class Z shares bear no distribution-related fee. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value" above.


    Annually, the Fund will mail to shareholders information regarding the tax status of dividends and distributions made by the Fund in the calendar year. The Fund intends to report the proportion of all distributions that were tax-exempt for that calendar year. The percentage of income designated as tax-exempt for the calendar year may be substantially different from the percentage of the Fund's income that was tax-exempt for a particular period.

FEDERAL TAXATION

    Under the Internal Revenue Code, each series of the Fund is treated as a separate entity for federal income tax purposes.

    Each series of the Fund has elected to qualify and intends to remain qualified to be treated as a regulated investment company under the requirements of Subchapter M of the Internal Revenue Code for each taxable year. If so qualified, each series will not be subject to federal income taxes on any net investment income and capital gains, if any, realized during the taxable year which are distributed to shareholders. In addition, each series intends to make distributions in accordance with the provisions of the Internal Revenue Code so as to avoid the 4% excise tax on certain amounts remaining undistributed at the end of each calendar year. In order to qualify as a regulated investment company, each series of the Fund generally must, among other things, (a) derive at least 90% of its annual gross income (without offset for losses) from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or options thereon;
(b) diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the value of the assets of the series is represented by cash, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the assets of the series and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of the assets of the series is invested in the securities of any one issuer (other than U.S. Government securities); and
(c) distribute to its shareholders at least 90% of its net investment income, including net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses), and 90% of its net tax-exempt interest income in each year.


    Qualification as a regulated investment company will be determined at the level of each series and not at the level of the Fund. Accordingly, the determination of whether any particular series qualifies as a regulated investment company will be based on the activities of that series, including the purchases and sales of securities and the income received and expenses incurred in that series. Net capital gains of a series which are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of the series.



    Subchapter M permits the character of tax-exempt interest distributed by a regulated investment company to flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt for federal income tax purposes. Distributions to shareholders of tax-exempt interest earned by any series of the Fund for the taxable year are not subject to federal income tax (except for possible application of the alternative minimum tax). Interest from certain private activity and other bonds is treated as an item of tax preference for purposes of the alternative minimum tax on individuals and the alternative minimum tax on corporations. To the extent interest on such bonds is distributed to shareholders of any series of the Fund, shareholders may be subject to the alternative minimum tax on such distributions. Moreover, exempt-interest dividends, whether or not on private activity bonds, that are held by corporations will be taken into account (i) in determining the alternative minimum tax imposed on 75% of the excess of adjusted current earnings over alternative minimum taxable income, (ii) in calculating the environmental tax equal to 0.12 percent of a corporation's modified alternative minimum taxable income in excess of $2 million, and (iii) in determining the foreign branch profits tax imposed on the effectively connected earnings and profits (with adjustments) of United States branches of foreign corporations.



    The alternative minimum tax is a tax equal to 20% of a corporation's so-called alternative minimum taxable income and up to 28% of a non-corporate taxpayer's so-called alternative minimum taxable income. Individual taxpayers may reduce their alternative minimum taxable income by a standard exemption amount of $45,000 if filing a joint return ($33,750 if filing singly), although the exemption amount is reduced for taxpayers with adjusted gross incomes of more than $150,000 ($112,500 if filing singly). Alternative minimum taxable income is determined by adding to the taxpayer's regularly-computed taxable income items of tax preference and certain other adjustments. All shareholders should consult their tax advisers to determine whether their investment in the Fund will cause them to incur liability for the alternative minimum tax.


    Distributions of taxable net investment income and of the excess of net short-term capital gains over net long-term capital losses are taxable to shareholders as ordinary income. None of the income distributions of the Fund will be eligible for the deduction for dividends received by corporations.


    Since each series is treated as a separate entity for federal income tax purposes, the determination of the amount and character of capital gains, and the determination of the amount of income dividends of a particular series will be based on the purchases and sales of securities and the income received and expenses incurred in that series.



    Gain or loss realized by a series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as taxable ordinary income to the extent of any "market discount." Market discount generally is the difference, if any, between the price paid by the series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by a series at its original issue. Original issue discount that accrues in a taxable year is treated as income earned by a series and therefore is subject to the distribution requirements of the Internal Revenue Code. Because the original issue discount income earned by the series in a taxable year may not be represented by cash income, the series may have to dispose of other securities and use the proceeds to make distributions to satisfy the Internal Revenue Code's distribution requirements.



    The purchase of a put option may be subject to the short sale rules or straddle rules (including the modified short sale rule) for federal income tax purposes. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such put option (or any other
Section 1256 contract under the Internal Revenue Code) will be treated as 60% long-term and 40% short-term capital gain or loss. On the last trading day of the fiscal year of a series, all outstanding put options as well as certain futures contracts will be treated as if such positions were closed out at their closing price on such day, with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. In addition, positions held by a series which consist of at least one debt security and at least one put option which substantially reduces the risk of loss of the series with respect to that debt security constitute a "mixed straddle" which is governed by certain provisions of the Internal Revenue Code that may cause deferral of losses, adjustments in the holding periods of debt securities and conversion of short-term capital losses into long-term capital losses. Each series may consider making certain tax elections applicable to mixed straddles. In addition, the conversion transaction rules may apply to recharacterize certain capital gains as ordinary income. Code Section 1259 may require the recognition of gain (but not loss) if a series makes a "constructive sale" of an appreciated financial position.



    Each series gains and losses on the sale, lapse, or other termination of call options it holds on financial futures contracts will generally be treated as gains and losses from the sale of financial futures contracts. If call options written by a series expire unexercised, the premiums received by the series give rise to short-term capital gains at the time of expiration. Each series may also have short-term gains and losses associated with closing transactions with respect to call options written by them. If call options written by a series are exercised, the selling price of the financial futures contract is increased by the amount of the premium received by the series, and the character of the capital gain or loss on the sale of the futures contract depending on the contract's holding period.



    Upon the exercise of a put held by a series, the premium initially paid for the put is offset against the amount received for the futures contract, bond or note sold pursuant to the put thereby decreasing any gain (or increasing any loss) realized on the sale. Generally, such gain or loss is capital gain or loss, the character of which depends on the holding period of the futures contract, bond or note. However, in certain cases in which the put is not acquired on the same day as the underlying securities identified to be used in the put's exercise, gain on the exercise, sale or disposition of the put is short-term capital gain. If a put is sold prior to exercise, any gain or loss recognized by a series would be capital gain or loss, depending on the holding period of the put. If a put expires unexercised, a series would realize short-term or long-term capital loss, the character of which depends on the holding period of the put, in an amount equal to the premium paid for the put. In certain cases in which the put and securities identified to be used in its exercise are acquired on the same day, however, the premium paid for the unexercised put is added to the basis of the identified securities.



    Any net capital gains (I.E., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses) distributed to shareholders will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals with respect to assets gains recognized by a series is 20%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.



    If any net capital gains from the sale of assets held for more than 12 months in excess of net short-term capital losses are retained by a series for investment, requiring federal income taxes to be paid thereon by the series, the series will elect to treat such capital gains as having been distributed to shareholders. As a result, shareholders will be taxed on such amounts as capital gains, will be able to claim their proportionate share of the federal income taxes paid by the series on such gains as a credit against their own federal income tax liabilities, and will be entitled to increase the adjusted tax basis of their shares in such series by the differences between their PRO RATA share of such gains and their tax credit.



    Any gain or loss realized upon a sale, redemption or exchange of shares of a series by a shareholder who is not a dealer in securities will be treated as capital gain or loss. Any such capital gain or loss will be treated as a long-term capital gain or loss if the shares were held for more than 12 months.



    Any short-term capital loss realized upon sale, redemption or exchange of shares within six months (or such shorter period as may be established by Treasury regulations) from the date of purchase of such shares and following receipt of an exempt-interest dividend will be disallowed to the extent of such tax-exempt dividend. Any loss realized upon the redemption of shares within six months from the date of purchase of such shares and following receipt of a capital gains distribution will be treated as long-term capital loss to the extent of such capital gains distribution.



    Any loss realized on a sale, redemption or exchange of shares of a series of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

    A shareholder who acquires shares of a series of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.


    Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are considered to be used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

    Persons holding certain municipal obligations who also are "substantial users" (or persons related thereto) of facilities financed by such obligations may not exclude interest on such obligations from their gross income. No investigation as to the users of the facilities financed by bonds in the portfolios of the Fund's series has been made by the Fund. Potential investors should consult their tax advisers with respect to this matter before purchasing shares of the Fund.

    From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain state and municipal obligations. It can be expected that similar proposals may be introduced in the future. Such proposals, if enacted, may further limit the availability of state or municipal obligations for investment by the Fund and the value of portfolio securities held by the series may be adversely affected. In such case, each series of the Fund would reevaluate its investment objective and policies.

    All distributions of taxable net investment income and net capital gains, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the applicable series of the Fund on the reinvestment date. Distributions of tax-exempt interest must also be reported. Under federal income tax law, each series of the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of shares of such series, except in the case of certain exempt shareholders. Under the backup withholding provisions of the Internal Revenue Code, all proceeds from the redemption or exchange of shares are subject to withholding of federal income tax at the rate of 31% in the case of nonexempt shareholders who fail to furnish the appropriate series of the Fund with their taxpayer identification numbers on IRS Form W-9 and with required certifications regarding their status under the federal income tax law. Such withholding is also required on taxable dividends and capital gains distributions unless it is reasonably expected that at least 95% of the distributions of the series are comprised of tax-exempt dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions. Distributions of taxable investment income, including short-term capital gains, to foreign shareholders generally will be subject to a withholding tax at the rate of 30% (or lower treaty rate).

STATE TAXATION

    The following discussion assumes that each series of the Fund qualified for each taxable year as a regulated investment company for federal tax purposes.

                         [TO BE UPDATED BY AMENDMENT.]


    CONNECTICUT. Distributions from the Connecticut Money Market Series (the Connecticut Series) to individual shareholders of the Connecticut Series resident in Connecticut and Connecticut resident trusts and estates are not subject to taxation pursuant to the Connecticut Personal Income Tax to the extent that such distributions constitute exempt-interest dividends under section 852(b)(5) of the Internal Revenue Code and are derived from income received by the Connecticut Series as interest from obligations of the State of Connecticut or its political subdivisions (Connecticut Municipal Obligations) or on obligations the interest on which is exempt from state taxation under the laws of the United States (including obligations issued by Puerto Rico, the Virgin Islands and Guam). It is likely that capital gain dividends derived from the sale of Connecticut

Municipal Obligations also are not subject to the Connecticut Personal Income Tax. Other distributions to individual shareholders resident in Connecticut and to resident trusts and estates from the Connecticut Series, including capital gains dividends derived from sales of obligations other than Connecticut Municipal Obligations, exempt-interest dividends derived from sources other than Connecticut Obligations, and distributions that are taxable as dividends for federal income tax purposes are not exempt from the Connecticut Personal Income Tax. Individual shareholders and estates and trusts subject to alternative minimum tax for federal tax purposes may also be subject to alternative minimum tax for Connecticut Tax purposes. Exempt interest-dividends other than those derived from Connecticut Obligations and any loss from the sale or exchange of Connecticut Obligations will be added to the alternative minimum tax base, while exempt dividends paid by a regulated investment company, exempt interest-dividends derived from interest payments on Connecticut Obligations and capital gain dividends derived from the sale of Connecticut obligations are subtracted from the alternative minimum tax base for Connecticut Tax purposes.

    Distributions that constitute exempt-interest dividends under section 852(b)(5) of the Internal Revenue Code from the Connecticut Series to corporate shareholders (other than shareholders that are S Corporations) that are apportioned to Connecticut are subject to taxation pursuant to the Connecticut Corporation Business Tax, whether or not derived from Connecticut Municipal Obligations. Distributions to corporate shareholders (other than shareholders that are S Corporations) from the Connecticut Series that constitute capital gains for federal income tax purposes are also subject to taxation pursuant to the Connecticut Corporation Business Tax. Thirty percent of distributions to corporate shareholders (other than shareholders that are S Corporations) that are taxable as dividends for federal income tax purposes generally is subject to taxation pursuant to the Corporation Business Tax and the remaining seventy percent less related expenses is not.

    Distributions to shareholders of the Connecticut Series that are S Corporations that constitute either exempt-interest dividends, whether or not derived from Connecticut Municipal Obligations, capital gain dividends or taxable dividends for federal income tax purposes which are required to be separately taken into account by shareholders of S Corporations for federal income tax purposes are not subject to taxation pursuant to the Connecticut Corporation Business Tax. For purposes of the Connecticut Personal Income Tax, Connecticut resident individual, trust and estate shareholders of S Corporations are taxed on their PRO RATA share of such separately stated items in the same manner and to the same extent as if received by them directly from the Connecticut Series.

    Shares of the Connecticut Series will not be subject to the personal property tax in the State of Connecticut.

    Shareholders of the Connecticut Series should consult their tax advisers about other state and local tax consequences of their investment in the Connecticut Series including the tax consequences of ceasing to be a resident of Connecticut.

    FLORIDA. Florida does not impose an income tax on individuals. Thus, individual shareholders of the Florida Series will not be subject to any Florida state or local income taxes on distributions received from the Florida Series.


    Florida does impose a State income tax on the income of corporations, limited liability companies (that are subject to federal income taxation) and certain trusts (excluding probate and testamentary trusts) that is allocated or apportioned to Florida. For those shareholders, in determining income subject to Florida corporate income tax, Florida generally "piggy-backs" federal taxable income concepts, subject to adjustments that are applicable to all corporations and some adjustments that are applicable to certain classes of corporations. In regard to the Florida Series, the most significant adjustment is for interest income from state and local bonds that is exempt from tax under Section 103 of the Internal Revenue Code. Provided that the Florida Series qualifies as a regulated investment company and complies with the requirements of the Internal Revenue Code necessary to pay exempt-interest dividends, including the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations the interest on which is exempt from tax under Section 103, the corporate shareholders of such series may incur Section 103 interest income from Florida Series distributions. While Section 103 interest income is generally excluded from taxable income for federal income tax purposes, it is added back to taxable income for Florida corporate income tax purposes (only 40% of such income is added back for corporate taxpayers subject to Florida alternative minimum tax). Consequently, the portion of the Section 103 interest income (or 40% of that amount for corporate taxpayers subject to the Florida alternative minimum tax) allocated or apportioned to Florida of a corporate Florida Series shareholder arising from Florida Series distributions is subject to Florida corporate income taxes. Other distributions from the Florida Series to corporate shareholders, to the extent allocated or apportioned to Florida, may also be subject to Florida income tax.


    Provided that on and throughout January 1 of a given year the portfolio of assets of the Florida Series will be comprised exclusively of notes, bonds, and other obligations issued by the State of Florida or its municipalities, counties and other taxing districts, the United States Government and its agencies, Puerto Rico, Guam and the Virgin Islands, and other investments exempt from Florida intangible personal property tax, in the opinion of Florida counsel shares of the Florida Series will not be subject to Florida intangible personal property taxes for that year. The Florida Series has obtained a technical assistance advisement from the Florida Department of Revenue which confirms this consequence. If the Florida Series holds any other type of asset on that date, then the entire value of the Florida Series shares (except for that portion of the value attributable to U.S. government obligations) will be subject to the intangible personal property tax.

    Shareholders of the Florida Series should consult their tax advisers about other state and local tax consequences of their investments in the Florida Series.


    MASSACHUSETTS. In the opinion of Massachusetts tax counsel, if the Massachusetts Series and the Massachusetts Money Market Series each qualify as regulated investment companies, (1) individual and other noncorporate shareholders of each such series resident in Massachusetts will not be subject to Massachusetts personal income tax on distributions received from such series to the extent such distributions are attributable to interest on tax-exempt obligations of the Commonwealth of Massachusetts and its political subdivisions and instrumentalities provided that such series complies with the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations, the interest on which is excluded from gross income for federal income tax purposes under
Section 103(a) of the Internal Revenue Code; (2) such shareholders will not be subject to Massachusetts personal income tax on distributions received from either of such series to the extent such distributions are attributable to interest on obligations issued by the Governments of Puerto Rico, the Virgin Islands or Guam; and (3) such shareholders will not be subject to Massachusetts personal income tax on capital gain dividends received from either of such series to the extent such capital gain dividends are attributable to long-term capital gains realized on the sale or exchange of Massachusetts obligations issued pursuant to legislation which specifically exempts capital gains from the disposition of such obligations from Massachusetts personal income tax; in each case subject to the requirement that such series notify its shareholders in writing within sixty days following the close of its taxable year of the portion of any distribution qualifying for any such exemption.


    Other distributions from the Massachusetts Series and the Massachusetts Money Market Series will generally not be exempt from Massachusetts personal income tax.

    Massachusetts Series and the Massachusetts Money Market Series distributions will not be excluded from net income of corporations and shares of the Massachusetts Series and the Massachusetts Money Market Series will not be excluded from the net worth of intangible property corporations in determining the Massachusetts excise tax on corporations.

    Shares of the Massachusetts Series and the Massachusetts Money Market Series will not be subject to Massachusetts local property taxes.

    Shareholders of the Massachusetts Series and the Massachusetts Money Market Series should consult their tax advisers about other state and local tax consequences of their investments in the Massachusetts Series and the Massachusetts Money Market Series.


    NEW JERSEY. In the opinion of New Jersey tax counsel, individual shareholders of the New Jersey Series and the New Jersey Money Market Series resident in New Jersey and shareholders of the New Jersey Series and the New Jersey Money Market Series that are trusts or estates will not be subject to New Jersey income tax on distributions received from either series to the extent that such distributions are attributable to interest on tax-exempt obligations of the State of New Jersey or its political subdivisions and authorities, or obligations issued by the Governments of Puerto Rico, the Virgin Islands and Guam, provided that the relevant series complies with the requirement of the New Jersey Gross Income Tax Act that (1) 80% of the aggregate principal amount of all its investments (excluding cash, cash items and receivables, and financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto that are related to such series' business of investing in securities (Related Financial Instruments)) are invested in obligations issued by the State of New Jersey or any of its agencies or political subdivisions, or other obligations exempt from state or local taxation under the laws of New Jersey and the United States and (2) it has no investments other than interest bearing obligations, obligations issued at a discount, and cash and cash items, including receivables, and Related Financial Instruments.


    Distributions received by shareholders who are resident individuals, trusts or estates from the New Jersey Series and the New Jersey Money Market Series which are attributable to gains realized on the sale or exchange of bonds issued by the State of New Jersey or its political subdivisions are exempt from New Jersey income tax. Other distributions from the New Jersey Series and the New Jersey Money Market Series, including those related to long-term and short-term capital gains from other bonds, will generally not be exempt from New Jersey income tax.


    Shareholders of the New Jersey Series and the New Jersey Money Market Series should consult their tax advisers about other state and local tax consequences of their investments in these series.



    NEW YORK. Individual shareholders of the New York Series and the New York Money Market Series resident in New York State will not be subject to State income tax on distributions received from either such series to the extent such distributions are attributable to interest on tax-exempt obligations of the State of New York and its political subdivisions, and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam (New York Obligations), provided that such interest is exempt from federal income tax pursuant to
Section 103(a) of the Internal Revenue Code, and that the relevant series qualifies as a regulated investment company and satisfies the requirements of the Internal Revenue Code necessary to pay exempt-interest dividends, including the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations the interest on which is excluded from gross income for federal income tax purposes under Section 103(a) of the Internal Revenue Code. Individual shareholders who reside in New York City will be able to exclude such distributions for City income tax purposes.


    Other distributions from the New York Series and the New York Money Market Series, including those related to market discount and capital gains, will generally not be exempt from State or City income tax.


    Distributions from these series will not be excluded from net income and shares of these series will not be excluded from investment capital in determining State or City franchise and corporation taxes for corporate shareholders.



    Shares of these series will not be subject to any State or City property tax.



    The Fund has obtained the opinion of its New York tax counsel to confirm these State and City tax consequences for New York resident individuals and corporations who are shareholders of the New York Series and the New York Money Market Series. Shareholders of the New York Series and the New York Money Market Series should consult their advisers about other state and local tax consequences of their investments in these series.


    NORTH CAROLINA. In the opinion of North Carolina tax counsel, individual shareholders resident in North Carolina and shareholders that are trusts or estates will not be subject to North Carolina income tax on distributions received from the North Carolina Series to the extent such distributions are either (i) exempt from federal income tax and attributable to interest on obligations of North Carolina or its political subdivisions; nonprofit educational institutions organized or chartered under the laws of North Carolina; or Guam, Puerto Rico or the Virgin Islands including the governments thereof and their agencies, instrumentalities and authorities or
(ii) attributable to interest on direct obligations of the United States. These North Carolina income tax exemptions will be available only if the North Carolina Series complies with the requirement of the Internal Revenue Code that at least 50% of the value of its assets at the close of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt from federal income tax under Section 103(a) of the Internal Revenue Code.

    Other distributions from the North Carolina Series (except distributions of capital gains attributable to the sale by the North Carolina Series of an obligation the profit from which is exempt by a North Carolina statute) will generally not be exempt from North Carolina income tax.

    Shares of the North Carolina Series will not be subject to an intangibles tax in North Carolina.


    [The North Carolina Series has obtained a ruling signed by the Director of and an Information Release issued by the Individual Income Tax Division of the North Carolina Department of Revenue which form the basis of the opinion of North Carolina tax counsel regarding the North Carolina income tax consequences of investments in the North Carolina Series for individuals, trusts and estates. The general practice in North Carolina is for taxpayers to rely on rulings signed by a Division Director and Information Releases issued by a Division.]


    Shareholders of the North Carolina Series should consult their tax advisers about other state and local tax consequences of their investments in the North Carolina Series.

    OHIO. In the opinion of Ohio tax counsel, distributions with respect to shares of the Ohio Series ("Distributions") that are properly attributable to interest on, or profit made on the sale, exchange, or other disposition of, Ohio Obligations are exempt from the Ohio personal income tax and municipal and school district income taxes in Ohio, provided that the Ohio Series continues to qualify as a regulated investment company for federal income tax purposes and that at all times at least 50% of the value of the total assets of the Ohio Series consists of Ohio Obligations, or similar obligations of other states or their subdivisions (but not including, for this purpose, obligations of United States territories or possessions). For purposes of this discussion of Ohio taxes, (i) "Ohio Obligations" means only obligations issued by or on behalf of the State of Ohio, political subdivisions thereof and agencies and instrumentalities of the State or its political subdivisions and (ii) it is assumed that the regulated investment company and 50% requirements described above are satisfied.

    Distributions are excluded from the net income base of the Ohio corporation franchise tax to the extent that such Distributions are either excluded from gross income for federal income tax purposes or are properly attributable to interest on, or profit made on the sale, exchange or other disposition of, Ohio Obligations. However, shares of the Ohio Series will be includable in the computation of net worth for purposes of such tax.

    Distributions that are properly attributable to interest on obligations of the United States or its territories or possessions or of any authority, commission or instrumentality of the United States the interest on which is exempt from state income taxes under the laws of the United States (including the obligations of the Governments of Puerto Rico, the Virgin Islands and Guam ("Territorial Obligations")) are exempt from the Ohio personal income tax and municipal and school district income taxes in Ohio, and, provided, in the case of Territorial Obligations, such interest is excluded from gross income for federal income tax purposes, are excluded from the net income base of the Ohio corporation franchise tax.

    Other Distributions will generally not be exempt from Ohio income tax.

    Shareholders of the Ohio Series should consult their tax advisers about other state and local tax consequences of their investments in the Ohio Series.

    PENNSYLVANIA. Under Pennsylvania law, individual shareholders of the Pennsylvania Series who are residents of Pennsylvania will not be subject to Pennsylvania personal income tax on distributions received from the Pennsylvania Series to the extent such distributions are attributable to interest on tax-exempt obligations of the Commonwealth and its political subdivisions and authorities or of qualifying issuers in Puerto Rico, the Virgin Islands and Guam. Other distributions from the Pennsylvania Series will generally not be exempt from Pennsylvania personal income tax. Distributions paid by the Pennsylvania Series will also be exempt from the Philadelphia School District investment net income tax for individuals who are residents of the City of Philadelphia to the extent such distributions are derived from interest on tax-exempt obligations of the Commonwealth and its political subdivisions and authorities or of qualifying issuers in Puerto Rico, the Virgin Islands and Guam, or to the extent such distributions are designated as capital gain dividends for federal income tax purposes.

    Corporations that are subject to the Pennsylvania corporate net income tax will not be subject to tax on distributions received from the Pennsylvania Series provided that such distributions are not included in federal taxable income determined before net operating loss deductions and special deductions. As a result of a pronouncement by the Pennsylvania Department of Revenue, an investment in the Pennsylvania Series by a corporate shareholder will apparently qualify as an exempt asset for purposes of the single asset apportionment fraction available in computing the Pennsylvania capital stock/foreign franchise tax to the extent that the portfolio securities of the Pennsylvania Series comprise investments in Pennsylvania and/or United States Government Securities that would be exempt assets if owned directly by the corporation.

    The Pennsylvania Series will not be treated as a taxable entity and therefore will not be subject to the Pennsylvania personal income tax or corporate net income tax.

    In addition, shares of the Pennsylvania Series will not be subject to personal property taxation in Pennsylvania to the extent that the portfolio securities owned by the Pennsylvania Series on the annual assessment date would not be subject to such taxation if owned by a resident of Pennsylvania. Because the Pennsylvania Series will invest predominantly in obligations of the Commonwealth and its political subdivisions and authorities, which obligations are not subject to personal property taxation in Pennsylvania, only a small fraction, if any, of the value of the shares of the Pennsylvania Series would be subject to such tax.

    Shareholders of the Pennsylvania Series should consult their tax advisers about other state and local tax consequences of their investments in the Pennsylvania Series.


                   DESCRIPTION OF TAX-EXEMPT SECURITY RATINGS


MOODY'S INVESTORS SERVICE

BOND RATINGS

    Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

    A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

    Baa: Bonds that are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Bonds rated within the Aa, A and Baa categories which Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1 and Baa1.

SHORT-TERM RATINGS

    Moody's ratings for tax-exempt notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk.

    MIG 1: Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

    MIG 2: Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group.

    MIG 3: Loans bearing the designation MIG 3 are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grades.

    MIG 4: Loans bearing the designation MIG 4 are of adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SHORT-TERM DEBT RATINGS

    Moody's Short-Term Debt Ratings are opinions of the ability of issuers to repay punctually senior debt obligations having an original maturity not exceeding one year.

    Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.

    Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

STANDARD & POOR'S RATINGS GROUP

BOND RATINGS

    AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

    AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

    A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

    BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

COMMERCIAL PAPER RATINGS

    An S&P Commercial Paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

    A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

    A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

MUNICIPAL NOTES

    A municipal note rating reflects the liquidity concerns and market access risks unique to municipal notes. Municipal notes maturing in three years or less will likely receive a municipal note rating, while notes maturing beyond three years will most likely receive a long-term debt rating. The designation SP-1 indicates a strong capacity to pay principal and interest. Those issues determined to possess very strong safety characteristics are given a plus sign (+) designation. An SP-2 designation indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

              [Financial Statements to be provided by Amendment.]

APPENDIX I--GENERAL INVESTMENT INFORMATION

    The following terms are used in mutual fund investing.

ASSET ALLOCATION

    Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, I.E., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

    Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

    Standard Deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

APPENDIX II--HISTORICAL PERFORMANCE DATA

    The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

    This chart show the long-term performance of various asset classes and the rate of inflation.

                                    [CHART]

                EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY
                       (Value of $1 invested on 12/31/25)

                             SMALL STOCKS -- $3,822
                            COMMON STOCKS -- $1,114
                             LONG-TERM BONDS -- $34
                             TREASURY BILLS -- $13
                                INFLATION -- $9


Source: Stocks, Bonds, Bills and Inflation 1999 Yearbook, Ibbotson Associates, Chicago, Illinois (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield. Used with permission. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential mutual fund.


Generally, stock returns are due to capital appreciation and the reinvestment of any gains. Bond returns are due mainly to reinvesting interest. Also, stock prices are usually more volatile than bond prices over the long-term.

Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

IMPACT OF INFLATION. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1988 through 1998. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.



    All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary--Fees and Expenses" in each Prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.


           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS


                            '89        '90         '91        '92        '93        '94        '95        '96        '97
----------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
TREASURY BONDS(1)           14.4%       8.5%       15.3%       7.2%      10.7%      (3.4)%     18.4%       2.7%       9.6%
----------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
MORTGAGE SECURITIES(2)      15.4%      10.7%       15.7%       7.0%       6.8%      (1.6)%     16.8%       5.4%       9.5%
----------------------------------------------------------------------------------------------------------------------------
U.S. INVESTMENT GRADE
CORPORATE BONDS(3)          14.1%       7.1%       18.5%       8.7%      12.2%      (3.9)%     22.3%       3.3%      10.2%
----------------------------------------------------------------------------------------------------------------------------
U.S. HIGH YIELD
CORPORATE BONDS(4)           0.8%      (9.6)%      46.2%      15.8%      17.1%      (1.0)%     19.2%      11.4%      12.8%
----------------------------------------------------------------------------------------------------------------------------
WORLD GOVERNMENT
BONDS(5)                    (3.4)%     15.3%       16.2%       4.8%      15.1%       6.0%      19.6%       4.1%      (4.3)%
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
DIFFERENCE
BETWEEN HIGHEST
AND LOWEST
RETURN PERCENT              18.8       24.9        30.9       11.0       10.3        9.9         5.5       8.7%      17.1%

                            '98
-------------------------
U.S. GOVERNMENT
TREASURY BONDS(1)           10.0%
-------------------------
U.S. GOVERNMENT
MORTGAGE SECURITIES(2)       7.0%
-------------------------
U.S. INVESTMENT GRADE
CORPORATE BONDS(3)           8.6%
-------------------------
U.S. HIGH YIELD
CORPORATE BONDS(4)           1.6%
-------------------------
WORLD GOVERNMENT
BONDS(5)                     5.3%
-------------------------
-------------------------
DIFFERENCE
BETWEEN HIGHEST
AND LOWEST
RETURN PERCENT               8.4%


(1) LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2) LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).


(3) LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year. Data retrieved from Lipper, Inc.


(4) LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.


(5) SALOMON SMITH BARNEY WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

    This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

                                    [CHART]

------------------------

Source: Stocks, Bonds, Bills, and Inflation 1999 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of a long-term U.S. Treasury Bond from 1926-1998. Yield represents that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential mutual fund.

APPENDIX III--INFORMATION RELATING TO PRUDENTIAL


    Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential mutual funds. See "How the Series is Managed--Manager" in each Prospectus. The data will be used in sales materials relating to the Prudential mutual funds. Unless otherwise indicated, the information is as of December 31, 1997 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.


INFORMATION ABOUT PRUDENTIAL


    The Manager and PIC(1) are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1997. Prudential (together with its subsidiaries) employs almost 79,000 persons worldwide, and maintains a sales force of approximately 11,500 agents and nearly 6,500 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.



    INSURANCE. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 50 million people worldwide. Long one of the largest issuers of life insurance, Prudential has 25 million life insurance policies in force today with a face value of almost $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. Prudential provides auto insurance for approximately 1.6 million cars and insures approximately 1.2 million homes.



    MONEY MANAGEMENT. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1997, Prudential had more than $370 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential mutual funds is a key part) manages over $211 billion in assets of institutions and individuals. In INDIVIDUAL INVESTOR, July 1998, Prudential was ranked eighth in terms of total assets under management as of December 1997.



    REAL ESTATE. The Prudential Real Estate Affiliates is one of the leading real estate residential and commercial brokerage network in North America, has more than 37,000 brokers and agents and with over 1,400 offices across the United States.(2)


    HEALTHCARE. Over two decades ago, the Prudential introduced the first federally-funded, for-profit HMO in the country. Today, approximately 4.9 million Americans receive healthcare from a Prudential managed care membership.(3)


    FINANCIAL SERVICES. The Prudential Bank (FSB), a wholly-owned subsidiary of Prudential, has over $4 billion in assets and serves nearly 1.5 million customers across 50 states.


INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS


    As of November 30, 1998, Prudential Investments Fund Management was the eighteenth largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.



    The Prudential mutual funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.


---------------

(1) PIC serves as the Subadviser to substantially all of the Prudential mutual funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates, LLC as one of the subadvisers to The Prudential Investment Portfolios, Inc., and Mercator Asset Management LP as the Subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. There are multiple subadvisers for The Target Portfolio Trust.



(2) As of December 31, 1997.



(3) On December 10, 1998, Prudential announced its intention to sell Prudential Health Care to Aetna, Inc. for $1 billion.


                                     III-1

    From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as THE WALL STREET JOURNAL, THE NEW YORK TIMES, BARRON'S and USA TODAY.


    EQUITY FUNDS. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Growth Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.


    HIGH YIELD FUNDS. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor approximately 200 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.(4) Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.


    Prudential's portfolio managers are supported by a large and sophisticated research organization. Investment grade bond analysts monitor the financial viability of different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.


    Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from Pulp and Paper Forecaster to Women's Wear Daily--to keep them informed of the industries they follow.


    Prudential mutual funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential mutual fund.



    Prudential mutual funds trade billions in U.S. and foreign government securities a year. PIC seeks information from government policy makers. Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.



INFORMATION ABOUT PRUDENTIAL SECURITIES



    Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 6,000 financial advisors. It offers to its clients a wide range of products, including Prudential mutual funds and Annuities. As of December 31, 1998, assets held by Prudential Securities for its clients approximated $268 billion. During 1998, over 31,000 new customer accounts were opened each month at Prudential Securities.(5)



    Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment and financial planning areas.



    In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architect/Financial Advisers-SM-, to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.



    For more complete information about any of the Prudential mutual funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.


---------------

(4) As of December 31, 1997. The number of bonds and the size of the Fund are subject to change.



(5) As of December 31, 1998.


                                     III-2

APPENDIX IV--FIVE PERCENT SHAREHOLDER REPORT


    As of December   , 1999, the beneficial owners, directly or indirectly, of
more than 5% of the outstanding shares of any class of beneficial interest of a Series were: [TO BE PROVIDED BY AMENDMENT]



     SERIES AND CLASS NAME                        REGISTRATION                      SHARES    % OWNERSHIP
-------------------------------  -----------------------------------------------   --------   -----------

                                     PART C
                               OTHER INFORMATION


ITEM 23. EXHIBITS.



        (a) (1) Amended and Restated Declaration of Trust of the Registrant, incorporated by reference to Exhibit No. 1(a) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed via EDGAR on December 28, 1994 (File No. 2-91216).



          (2) Amended and Restated Certificate of Designation incorporated by reference to Exhibit No. 1(b) to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A filed via EDGAR on November 3, 1998 (File No. 2-91216).



        (b) Restated By-Laws, incorporated by reference to Exhibit No. 2 to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A filed via EDGAR on May 12, 1994 (File No. 2-91216).



        (c) (1) Specimen receipt for shares of beneficial interest, $.01 par value, of Connecticut Money Market Series (for Class A shares), incorporated by reference to Exhibit No. 4(a) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A filed via EDGAR on October 31, 1997 (File No. 2-91216).



          (2) Specimen receipt for shares of beneficial interest, $.01 par value, of Florida Series (for Class A shares), incorporated by reference to Exhibit No. 4(b) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A filed via EDGAR on October 31, 1997 (File No. 2-91216).



          (3) Specimen receipt for shares of beneficial interest, $.01 par value, of Massachusetts Series (for Class A shares), incorporated by reference to Exhibit No. 4(d) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A filed via EDGAR on October 31, 1997 (File No. 2-91216).



          (4) Specimen receipt for shares of beneficial interest, $.01 par value, of Massachusetts Money Market Series (for Class A shares), incorporated by reference to Exhibit No. 4(e) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A filed via EDGAR on October 31, 1997 (File No. 2-91216).



          (5) Specimen receipt for shares of beneficial interest, $.01 par value, of New Jersey Series (for Class A shares), incorporated by reference to Exhibit No. 4(g) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A filed via EDGAR on October 31, 1997 (File No. 2-91216).



          (6) Specimen receipt for shares of beneficial interest, $.01 par value, of New Jersey Money Market Series (for Class A shares), incorporated by reference to Exhibit No. 4(h) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A filed via EDGAR on October 31, 1997 (File No. 2-91216).



          (7) Specimen receipt for shares of beneficial interest, $.01 par value, of New York Series (for Class A shares), incorporated by reference to Exhibit No. 4(i) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A filed via EDGAR on October 31, 1997 (File No. 2-91216).



          (8) Specimen receipt for shares of beneficial interest, $.01 par value, of New York Money Market Series, incorporated by reference to Exhibit No. 4(j) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A filed via EDGAR on October 31, 1997 (File No. 2-91216).



          (9) Specimen receipt for shares of beneficial interest, $.01 par value, of North Carolina Series (for Class A shares), incorporated by reference to Exhibit No. 4(k) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A filed via EDGAR on October 31, 1997 (File No. 2-91216).



          (10) Specimen receipt for shares of beneficial interest, $.01 par value, of Ohio Series (for Class A shares), incorporated by reference to Exhibit No. 4(l) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A filed via EDGAR on October 31, 1997 (File No. 2-91216).



          (11) Specimen receipt for shares of beneficial interest, $.01 par value, of Pennsylvania Series (for Class A shares), incorporated by reference to Exhibit No. 4(m) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A filed via EDGAR on October 31, 1997 (File No. 2-91216).



        (d) (1) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc., incorporated by reference to Exhibit No. 5(a) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A filed via EDGAR on October 31, 1997 (File No. 2-91216).

          (2) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation, incorporated by reference to Exhibit No. 5(b) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A filed via EDGAR on October 31, 1997 (File No. 2-91216).



        (e) Distribution Agreement between the Registrant and Prudential Investment Management Services LLP, incorporated by reference to Exhibit No. 6 to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A filed via EDGAR on November 3, 1998 (File
          No. 2-91216).



        (f)  Not applicable.



        (g) Custodian Contract between the Registrant and State Street Bank and Trust Company, incorporated by reference to Exhibit No. 8 to Post-Effective Amendment No. 35 to the Registration Statement on
          Form N-1A filed via EDGAR on October 31, 1997 (File No. 2-91216).



        (h) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., incorporated by reference to Exhibit No. 9 to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A filed via EDGAR on October 31, 1997 (File
          No. 2-91216).



        (i)  Opinion and Consent of Counsel.*



        (j)  Consent of PricewaterhouseCoopers LLP.*



        (k) Not applicable.



        (l)  Not applicable.



        (m) (1) Distribution and Service Plan (Connecticut Money Market Series, Massachusetts Money Market Series, New Jersey Money Market Series, New York Money Market Series), incorporated by reference to Exhibit No. 15(a) to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A filed via EDGAR on November 3, 1998 (File No. 2-91216).



          (2) Distribution and Service Plan for Class A shares, incorporated by reference to Exhibit No. 15(b) to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A filed via EDGAR on November 3, 1998 (File No. 2-91216).



          (3) Distribution and Service Plan for Class B shares.*



          (4) Distribution and Service Plan for Class C shares, incorporated by reference to Exhibit No. 15(d) to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A filed via EDGAR on November 3, 1998 (File No. 2-91216).



        (n) Amended and Restated Rule 18f-3 Plan, incorporated by reference to Exhibit No. 18 to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A filed via EDGAR on November 3, 1998 (File No. 2-91216).

------------------------

 *To be filed by amendment.



ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.


    None.




ITEM 25. INDEMNIFICATION.


    Article V, Section 5.1 of the Registrant's Declaration of Trust provides that neither shareholders nor Trustees, officers, employees or agents shall be subject to personal liability to any other person, except (with respect to Trustees, officers, employees or agents) liability arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his of her duties. Section 5.1 also provides that the Registrant will indemnify and hold harmless each shareholder against all claims and all expenses reasonably related thereto.

    As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act) and pursuant to Article VI of the Fund's By-Laws (Exhibit 2 to the Registration Statement), officers, Trustees, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, Trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 9 or 10 of each Distribution Agreement (Exhibit 6 to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

    The Registrant has purchased an insurance policy insuring its officers and Trustees against liabilities, and certain costs of defending claims against such officers and Trustees, to the extent such officers and Trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and Trustees under certain circumstances.

    Section 9 of the Management Agreement (Exhibit 5(a) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit 5(b) to the Registration Statement) limit the liability of Prudential Investments Fund Management LLC (PIFM) and The Prudential Investment Corporation (PIC), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective obligations and duties under the agreements.

    The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and each Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


    (a) Prudential Investments Fund Management LLC

    See "How the Fund is Managed--Manager" in the Prospectuses constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.

    The business and other connections of the officers of PIFM are listed in Schedules A and D of Form ADV of PIFM as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

    The business and other connections of PIFM's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, Newark, NJ 07102.


NAME AND ADDRESS              POSITION WITH PIFM                        PRINCIPAL OCCUPATIONS
----------------              ------------------                        ---------------------
Robert F. Gunia               Executive Vice President   Comptroller, Prudential Investments; Executive Vice
                               and Treasurer              President and Treasurer, PIFM; Senior Vice
                                                          President, Prudential Securities
William V. Healey             Executive Vice President,  Vice President and Assistant General Counsel,
                               Secretary and Chief        Prudential; Executive Vice President, Secretary and
                               Legal Officer              Chief Legal Officer PIFM
Neil A. McGuinness            Executive Vice President   Executive Vice President and Director of Marketing,
                                                          PMF&A; Executive Vice President, PIFM
Stephen Pelletier             Executive Vice President   Executive Vice President, PMF&A; Executive Vice
                                                          President, PIFM

    (b) The Prudential Investment Corporation (PIC)


    See "How the Fund is Managed--Manager" in the Prospectuses constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.


    The business and other connections of PIC's directors and executive officers are as set forth below. Except as otherwise indicated, the address of each person is Prudential Plaza, Newark, NJ 07102.


NAME AND ADDRESS              POSITION WITH PIC                         PRINCIPAL OCCUPATIONS
----------------              -----------------                         ---------------------
John R. Strangfeld            Vice President and         President of Private Asset Management Group of
                               Director                   Prudential; Senior Vice President, Prudential Vice
                                                          President and Director, PIC
Bernard Winograd              Senior Vice President and  Chief Executive Officer, Prudential Real Estate
                               Director                   Investments; Senior Vice President and Director,
                                                          PIC
Jeffrey Hiller                Chief Compliance Officer   Chief Compliance Officer, Prudential Private Asset
                                                          Management



ITEM 27. PRINCIPAL UNDERWRITERS


    (a) Prudential Investment Management Services LLC (PIMS)


    PIMS is distributor for Cash Accumulation Trust, Command Money Fund, Command Government Fund, Command Tax-Free Fund, The Global Total Return Fund, Inc., Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Balanced Fund, Prudential California Municipal Fund, Prudential Distressed Securities Fund, Inc., Prudential Diversified Bond Fund, Inc., Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential International Bond Fund, Inc., The Prudential Investment Portfolios, Inc., Prudential Mid-Cap Value Fund, Prudential MoneyMart Assets, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Small-Cap Quantum Fund, Inc., Prudential Small Company Value Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential 20/20 Focus Fund, Prudential World Fund, Inc. and The Target Portfolio Trust.


    (b) Information concerning the officers and directors of PIMS is set forth below.


                                           POSITIONS AND                              POSITIONS AND
                                           OFFICES WITH                               OFFICES WITH
NAME(1)                                    UNDERWRITER                                REGISTRANT
-------                                    -------------                              -------------
Margaret Deverall......................    Vice President and Chief Financial         None
                                           Officer
Robert F. Gunia........................    President                                  Director
Kevin Frawley..........................    Senior Vice President and Chief            None
                                           Compliance Officer
William V. Healey......................    Vice President and Chief Legal Officer     None
Brian Henderson........................    Senior Vice President and Chief            None
                                           Operating Officer
John R. Strangfeld, Jr.................    Advisory Board Member                      Director
                                                                                      and
                                                                                      President



--------------
(1) The address of each person named is 751 Broad Street, Newark, New Jersey 07102-4077 unless otherwise indicated.



    (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.



ITEM 28. LOCATION OF ACCOUNTS AND RECORDS


    All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171. The Prudential Investment Corporation, Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102, the Registrant, Gateway Center Three, Newark, New Jersey 07102, and Prudential Mutual Fund Services LLC Raritan Plaza One, Edison, New Jersey 08837. Documents required by
Rules 31a-1(b)(5), (6), (7), (9), (10) and (11) and 31a-1(f) will be kept at Two
Gateway Center, documents
required by Rules 31a-1(b)(4) and (11) and 31a-1(d) at Gateway Center Three, Newark, New Jersey 07102 and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.


ITEM 29. MANAGEMENT SERVICES



    Other than as set forth under the captions "How the Fund is Managed--Manager" and "How the Fund is Managed--Distributor" in the Prospectuses and under the captions "Investor Advisory and Other Services" in the Statement of Additional Information, constituting Part A and Part B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.



ITEM 30. UNDERTAKINGS


    (a) The Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on this 22nd day of October, 1999.


                                               PRUDENTIAL MUNICIPAL SERIES FUND


                                               By:       /s/ JOHN R. STRANGFELD,
                                                   JR.

                                                 -------------------------------

                                                    John R. Strangfeld, Jr.,
                                                             President


    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                        NAME                           TITLE                                      DATE
                        ----                           -----                                      ----
             /s/ EDWARD D. BEACH
-------------------------------------------            Trustee                               October 22, 1999
              Edward D. Beach

             /s/ EUGENE C. DORSEY
-------------------------------------------            Trustee                               October 22, 1999
              Eugene C. Dorsey

             /s/ DELAYNE D. GOLD
-------------------------------------------            Trustee                               October 22, 1999
               Delayne D. Gold

             /s/ ROBERT F. GUNIA
-------------------------------------------            Vice President and Trustee            October 22, 1999
               Robert F. Gunia

            /s/ THOMAS T. MOONEY
-------------------------------------------            Trustee                               October 22, 1999
              Thomas T. Mooney

            /s/ THOMAS H. O'BRIEN
-------------------------------------------            Trustee                               October 22, 1999
              Thomas H. O'Brien

             /s/ DAVID R. ODENATH
-------------------------------------------            Trustee                               October 22, 1999
              David R. Odenath

            /s/ RICHARD A. REDEKER
-------------------------------------------            Trustee                               October 22, 1999
              Richard A. Redeker

          /s/ JOHN R. STRANGFELD, JR.
-------------------------------------------            President and Trustee                 October 22, 1999
            John R. Strangfeld, Jr.

             /s/ NANCY H. TEETERS
-------------------------------------------            Trustee                               October 22, 1999
              Nancy H. Teeters

             /S/ LOUIS A. WEIL, III
-------------------------------------------            Trustee                               October 22, 1999
               Louis A. Weil, III

             /s/ GRACE C. TORRES
-------------------------------------------            Principal Financial and Accounting    October 22, 1999
               Grace C. Torres                          Officer